Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

US ECOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MERGER PROPOSAL—YOUR VOTE IS VERY IMPORTANT

Dear stockholders of US Ecology, Inc. and stockholders of NRC Group Holdings Corp.:

            As previously announced, the board of directors of US Ecology, Inc. ("US Ecology") and the board of directors of NRC Group Holdings Corp. ("NRCG") have each approved that certain Agreement and Plan of Merger, dated as of June 23, 2019 (as it may be amended from time to time, the "Merger Agreement"), pursuant to which ECOL Merger Sub, Inc., a wholly-owned subsidiary of US Ecology Parent, Inc. ("Holdco"), which is in turn a wholly-owned subsidiary of US Ecology, will be merged with and into US Ecology, with US Ecology as the surviving entity and continuing as the wholly-owned subsidiary of Holdco (the "ECOL Merger"), and Rooster Merger Sub, Inc., a wholly-owned subsidiary of Holdco, will be merged with and into NRCG, with NRCG as the surviving entity and continuing as the wholly-owned subsidiary of Holdco (the "NRCG Merger," and together with the ECOL Merger, the "Mergers"). Following the Mergers, Holdco will change its name to "US Ecology, Inc."

            If the transaction is completed, NRCG common stockholders will have the right to receive (1) 0.196 of a share of common stock of Holdco, par value $0.01 per share ("Holdco Common Stock") for each share of common stock of NRCG, par value $0.0001 per share ("NRCG Common Stock"), they own at the closing of the NRCG Merger, (2) any cash paid in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Common Stock. Holders of shares of NRCG 7.00% Series A Convertible Cumulative Preferred Stock, par value $0.0001 per share ("NRCG Series A Preferred Stock") will have the right to receive (1) a whole number of shares of Holdco Common Stock equal to the product of (a) the number of shares of NRCG Common Stock that such shares of NRCG Series A Preferred Stock could be converted into at the effective time of the Mergers (the "Effective Time") (including Fundamental Change Additional Shares and Accumulated Dividends (each, as defined in the Certificate of Designations, Preferences, Rights and Limitations of NRCG Series A Preferred Stock, dated as of October 17, 2018 and corrected on October 23, 2018, establishing the rights of the NRCG Series A Preferred Stock)) multiplied by (b) 0.196, (2) any cash paid in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Series A Preferred Stock. US Ecology stockholders will have the right to receive one share of Holdco Common Stock for each share of common stock of US Ecology, par value $0.01 per share ("ECOL Common Stock") they own at closing and any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of shares of ECOL Common Stock. Each holder of an outstanding warrant to purchase NRCG Common Stock (each, a "NRCG Warrant") issued pursuant to that certain Warrant Agreement, dated as of June 22, 2017 (the "NRCG Warrant Agreement"), between Continental Stock Transfer & Trust Company and NRCG, will have the right to receive a replacement warrant (each, a "Replacement Warrant") that will be exercisable for a number of shares of Holdco Common Stock equal to the product (rounded to the nearest whole number) of (1) the number of shares of NRCG Common Stock that would have been issuable upon the exercise of the NRCG Warrant immediately prior to the Effective Time and (2) 0.196, at an exercise price equal to the quotient obtained by dividing (a) the pre-NRCG Merger exercise price ($11.50 per share) by (b) 0.196.

            The exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the closing of the Mergers. Based on the closing price of ECOL Common Stock on the Nasdaq Global Select Market ("Nasdaq") of $62.74 on June 21, 2019, the last trading day before public announcement of the Mergers, the merger consideration represented approximately $12.00 of aggregate value for each share of NRCG Common Stock, based on the US Ecology volume weighted average share price over the last 15 trading days prior to the signing of the Merger Agreement. Based on the ECOL Common Stock closing price of $61.74 on September 6, 2019, the latest practicable date before the date of this document, the merger consideration represented approximately $12.10 of aggregate value for each share of NRCG Common Stock. We encourage you to obtain current market quotations of ECOL Common Stock and NRCG Common Stock before voting.

            Upon completion of the Mergers, we estimate that current US Ecology stockholders will own approximately 70% of the combined company on a fully diluted basis and then former NRCG stockholders will own approximately 30% of the combined company on a fully diluted basis. ECOL Common Stock is traded on Nasdaq under the symbol "ECOL" and NRCG Common Stock and NRCG Warrants are traded on the NYSE American LLC (the "NYSE American") under the symbol "NRCG" and "NRCG.WS," respectively. Upon completion of the NRCG Merger, NRCG Common Stock and NRCG Warrants will cease to be traded on the NYSE American. Upon completion of the ECOL Merger, ECOL Common Stock will cease to be traded on Nasdaq, but Holdco Common Stock and the Replacement Warrants will trade on Nasdaq under the symbols "ECOL" and "ECOLW", respectively.

            At the special meeting of US Ecology stockholders to be held on October 23, 2019 (the "US Ecology Special Meeting"), US Ecology stockholders will be asked to vote on a proposal to (1) adopt the Merger Agreement (the "US Ecology Merger Agreement Proposal"), (2) approve the issuance of Holdco Common Stock pursuant to the terms and conditions set forth in the Merger Agreement (the "Holdco Stock Issuance Proposal"), (3) amend and restate the Holdco charter as further described in the accompanying joint proxy statement/prospectus (the "Holdco Charter Amendment Proposal"), and (4) approve adjournments of the US Ecology Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the US Ecology Special Meeting to approve the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal or the Holdco Charter Amendment Proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to US Ecology stockholders (the "US Ecology Adjournment Proposal").

            At the special meeting of NRCG common stockholders to be held on October 22, 2019 (the "NRCG Special Meeting"), NRCG common stockholders will be asked to vote on a proposal to (1) adopt the Merger Agreement (the "NRCG Merger Agreement Proposal") and (2) approve adjournments of the NRCG Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the NRCG Special Meeting to approve the NRCG Merger Agreement Proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to NRCG common stockholders (the "NRCG Adjournment Proposal").

            We cannot complete the Mergers unless the NRCG common stockholders and the US Ecology stockholders approve the respective proposals related to the Mergers. To the US Ecology stockholders and NRCG common stockholders, as applicable, your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the US Ecology Special Meeting or NRCG Special Meeting, as applicable, in person, please cause your shares to be voted as promptly as possible by (1) accessing the Internet website specified on your proxy card, (2) calling the toll-free number specified on your proxy card or (3) signing and returning all proxy cards (holders of common stock only) that you receive in the postage-paid envelope provided, so that your shares may be represented and voted at the US Ecology Special Meeting or the NRCG Special Meeting, as applicable.

            The US Ecology board of directors recommends that US Ecology stockholders vote "FOR" the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal, the Holdco Charter Amendment Proposal and, if necessary, "FOR" the US Ecology Adjournment Proposal.

            The NRCG board of directors recommends that NRCG common stockholders vote "FOR" the NRCG Merger Agreement Proposal and, if necessary, "FOR" the NRCG Adjournment Proposal.

            Pursuant to Section 262 of the Delaware General Corporation Law ("Section 262"), notice is hereby given that, in connection with the NRCG Merger and as further explained in the accompanying joint proxy statement/prospectus, holders of NRCG Series A Preferred Stock are entitled to appraisal rights under Section 262, a copy of which is attached as Annex J to the accompanying joint proxy statement/prospectus. Any holder of NRCG Series A Preferred Stock seeking to demand appraisal of its shares of NRCG Series A Preferred Stock, or wishing to preserve its right to do so, should review carefully Section 262 and the accompanying joint proxy statement/prospectus. Additionally, notice is hereby given that (1) the anticipated effective date of the NRCG Merger is November 1, 2019 and (2) dividends on shares of NRCG Series A Preferred Stock will cease to accrue on the date immediately preceding the effective date of the NRCG Merger.

            The obligations of US Ecology and NRCG to complete the Mergers are subject to the satisfaction or waiver of several conditions set forth in the Merger Agreement. More information about US Ecology, NRCG and the Mergers is contained in the joint proxy statement/prospectus. US Ecology and NRCG encourage you to read the entire joint proxy statement/prospectus carefully, including the section entitled "Risk Factors" beginning on page 36 of the joint proxy statement/prospectus.

            We look forward to the successful completion of the Mergers.

Sincerely,	Sincerely,
Jeffrey R. Feeler President and Chief Executive Officer	Christian T. Swinbank President and Chief Executive Officer

            Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued under the accompanying joint proxy statement/prospectus or determined that the accompanying joint proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

            The accompanying joint proxy statement/prospectus is dated September 19, 2019 and is first being mailed to the stockholders of US Ecology and stockholders of NRCG on or about September 19, 2019.

US Ecology, Inc.
101 S. Capitol Blvd., Suite 1000
Boise, Idaho 83702
(208) 331-8400

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 23, 2019

Dear US Ecology stockholders:

        We are pleased to invite you to attend the special meeting of the US Ecology stockholders, which will be held at 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, on October 23, 2019, at 10:00 a.m., local time (the "US Ecology Special Meeting"), to vote:

  •
  on a proposal to adopt the Agreement and Plan of Merger, dated as of June 23, 2019 (as it may be amended from time to time, the "Merger Agreement"), by and among US Ecology, Inc., a Delaware corporation ("US Ecology"), US Ecology Parent, Inc., a Delaware corporation and wholly-owned subsidiary of US Ecology ("Holdco"), Rooster Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, ECOL Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, and NRC Group Holdings Corp. (such transactions contemplated therein, the "Mergers"), which is attached as Annex A to the accompanying joint proxy statement/prospectus (the "US Ecology Merger Agreement Proposal");

  •
  on a proposal to approve the issuance of Holdco Common Stock as merger consideration pursuant to the terms and conditions set forth in the Merger Agreement (the "Holdco Stock Issuance Proposal");

  •
  on a proposal to amend the Holdco charter as further described in the accompanying joint proxy statement/prospectus (the "Holdco Charter Amendment Proposal"); and

  •
  on a proposal to approve adjournments of the US Ecology Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the US Ecology Special Meeting to approve the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal or the Holdco Charter Amendment Proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to US Ecology stockholders (the "US Ecology Adjournment Proposal").

        Completion of the Mergers is conditioned on, among other things, approval by the US Ecology stockholders of each of the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal and the Holdco Charter Amendment Proposal.

        US Ecology will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournment or postponement thereof. Please refer to the attached joint proxy statement/prospectus for further information with respect to the business to be transacted at the US Ecology Special Meeting.

        At a meeting of the board of directors of US Ecology (the "US Ecology Board") held on June 23, 2019, the US Ecology Board determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, the issuance of Holdco Common Stock as consideration in the Mergers and the amendment of the Holdco charter as described in the accompanying joint proxy statement/prospectus, are advisable and in the best interests of US Ecology and its stockholders, and approved the Merger Agreement and the Mergers, the execution of the Merger Agreement and the consummation of the transactions contemplated thereby and declared advisable and recommended that US Ecology's stockholders adopt the Merger Agreement, approve the issuance of Holdco Common

Stock as merger consideration and approve the amendment of the Holdco charter as further described in the accompanying joint proxy statement/prospectus.

        The US Ecology Board recommends that US Ecology stockholders vote "FOR" the US Ecology Merger Agreement Proposal, "FOR" the Holdco Stock Issuance Proposal, "FOR" the Holdco Charter Amendment Proposal and, if necessary, "FOR" the US Ecology Adjournment Proposal.

        Holders of record of shares of ECOL Common Stock, at the close of business on September 11, 2019, are entitled to notice of, and may vote at, the US Ecology Special Meeting and any adjournment of the US Ecology Special Meeting. A list of US Ecology stockholders entitled to vote at the US Ecology Special Meeting will be available for inspection at US Ecology's principal executive offices, located at 101 S. Capitol Blvd., Suite 1000, Boise, ID 83702, at least ten days prior to the date of the US Ecology Special Meeting and continuing through the date thereof for any purpose germane to the US Ecology Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m., local time. The list will also be available at the US Ecology Special Meeting for inspection by any US Ecology stockholder present at the US Ecology Special Meeting.

        The US Ecology Merger Agreement Proposal and the Holdco Charter Amendment Proposal each requires the affirmative vote of holders of a majority of the issued and outstanding shares of ECOL Common Stock entitled to vote on the proposal. The Holdco Stock Issuance Proposal and the US Ecology Adjournment Proposal each requires the affirmative vote of the majority of all votes cast at the US Ecology Special meeting and entitled to vote thereon.

        Your vote is very important, regardless of the number of shares of ECOL Common Stock you own.    Whether or not you plan to attend the US Ecology Special Meeting, we urge you to vote and submit your proxy by Internet, telephone or mail, pursuant to the instructions on your proxy card. If your shares are held in the name of a brokerage firm, bank or other nominee of record, follow the voting instructions you receive from such holder of record to vote your shares.

        US Ecology will transact no other business at the US Ecology Special Meeting except such business as may properly be brought before the US Ecology Special Meeting or any adjournment or postponement thereof. The enclosed joint proxy statement/prospectus provides further information with respect to these matters. We urge you to read the accompanying joint proxy statement/prospectus, including any documents incorporated by reference, and the annexes carefully and in their entirety.

        If you have any questions about the Mergers, please contact US Ecology at (208) 331-8400 or write to US Ecology, Attn: Corporate Secretary, 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702.

By Order of the Board of Directors,
Jeffrey R. Feeler President and Chief Executive Officer
September 19, 2019

NRC Group Holdings Corp.
952 Echo Lane, Suite 460
Houston, Texas 77024
(832) 767-4749

NOTICE OF SPECIAL MEETING OF COMMON STOCKHOLDERS TO BE HELD ON OCTOBER 22, 2019

Dear NRC Group Holdings Corp. common stockholders:

        We are pleased to invite you to attend the special meeting of NRCG common stockholders, which will be held at 717 Texas, Suite 3300, Houston, Texas 77002, on October 22, 2019, at 9:00 a.m., local time (the "NRCG Special Meeting"), to vote:

  •
  on a proposal to adopt the Agreement and Plan of Merger, dated as of June 23, 2019 (as it may be amended from time to time, the "Merger Agreement"), by and among US Ecology, Inc., a Delaware corporation ("US Ecology"), US Ecology Parent, Inc., a Delaware corporation and wholly-owned subsidiary of US Ecology ("Holdco"), Rooster Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, ECOL Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, and NRCG, which is attached as Annex A to the accompanying joint proxy statement/prospectus (the "NRCG Merger Agreement Proposal"); and

  •
  on a proposal to approve adjournments of the NRCG Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the NRCG Special Meeting to approve the NRCG Merger Agreement Proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to NRCG common stockholders (the "NRCG Adjournment Proposal").

        Completion of the Mergers is conditioned on, among other things, approval by the NRCG common stockholders of the NRCG Merger Agreement Proposal.

        NRCG will transact no other business at the NRCG Special Meeting except such business as may properly be brought before the NRCG Special Meeting or any adjournment or postponement thereof. Please refer to the attached joint proxy statement/prospectus for further information with respect to the business to be transacted at the NRCG Special Meeting.

        At a meeting of the board of directors of NRCG (the "NRCG Board") held on June 23, 2019, the NRCG Board determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers as described in the accompanying joint proxy statement/prospectus, are advisable and in the best interests of NRCG and its common stockholders, and approved the Merger Agreement and the Mergers, the execution of the Merger Agreement and the consummation of the transactions contemplated thereby and declared advisable and recommended that NRCG common stockholders adopt the Merger Agreement.

        The NRCG Board recommends that NRCG common stockholders vote "FOR" the NRCG Merger Agreement Proposal and "FOR" the NRCG Adjournment Proposal.

        Holders of record of shares of NRCG Common Stock, at the close of business on August 29, 2019, are entitled to notice of, and may vote at, the NRCG Special Meeting and any adjournment of the NRCG Special Meeting. A list of NRCG common stockholders entitled to vote at the NRCG Special Meeting will be available for inspection at NRCG's principal executive offices, located at 952 Echo Lane, Suite 460, Houston, TX 77024, at least ten days prior to the date of the NRCG Special Meeting and continuing through the date thereof for any purpose germane to the NRCG Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m., local time. The list will also be available at the NRCG Special Meeting for inspection by any NRCG common stockholder present at the NRCG Special Meeting.

        The NRCG Merger Agreement Proposal requires the affirmative vote of holders of a majority of the issued and outstanding shares of NRCG Common Stock entitled to vote as of the record date for the NRCG Special Meeting. The NRCG Adjournment Proposal requires the affirmative vote of the majority of all votes cast at the NRCG Special meeting and entitled to vote thereon.

        Your vote is very important, regardless of the number of shares of NRCG Common Stock you own.    Whether or not you plan to attend the NRCG Special Meeting, we urge you to vote and submit your proxy by Internet, telephone or mail, pursuant to the instructions on your proxy card. If your shares are held in the name of a brokerage firm, bank or other nominee of record, follow the voting instructions you receive from such holder of record to vote your shares.

        NRCG will transact no other business at the NRCG Special Meeting except such business as may properly be brought before the NRCG Special Meeting or any adjournment or postponement thereof. The enclosed joint proxy statement/prospectus provides further information with respect to these matters. We urge you to read this joint proxy statement/prospectus, including any documents incorporated by reference, and the annexes carefully and in their entirety.

        If you have any questions about the Mergers, please contact NRCG at (832) 767-4749 or write to NRC Group Holdings Corp., Attn: Corporate Secretary, 952 Echo Lane, Suite 460, Houston, Texas 77024.

By Order of the NRC Group Holdings Corp. Board of Directors,
Christian T. Swinbank President and Chief Executive Officer
September 19, 2019

ADDITIONAL INFORMATION

        This joint proxy statement/prospectus of US Ecology Parent, Inc. ("Holdco") incorporates important business and financial information about US Ecology, Inc. ("US Ecology") and NRC Group Holdings Corp. ("NRCG") from other documents that are not included in or delivered with this joint proxy statement/prospectus. For a listing of documents incorporated by reference into this joint proxy statement/prospectus, please see the section entitled "Where You Can Find More Information" of this joint proxy statement/prospectus. This information is available to you without charge upon your request.

        You can obtain the documents incorporated by reference into this joint proxy statement/prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers:

US Ecology Parent, Inc. 101 Capitol Blvd., Suite 1000 Boise, ID 83702 (208) 331-8400 Attn: General Counsel	US Ecology, Inc. 101 Capitol Blvd., Suite 1000 Boise, ID 83702 (208) 331-8400 Attn: General Counsel	NRC Group Holdings Corp. 952 Echo Lane, Suite 460 Houston, Texas (832) 767-4749 Attn: General Counsel

        Investors may also consult US Ecology's or NRCG's website for more information concerning the Mergers described in this joint proxy statement/prospectus. US Ecology's website is www.usecology.com. NRCG's website is www.nrcg.com. Information included on these websites is not incorporated by reference into this joint proxy statement/prospectus.

        In addition, if you have questions about the Mergers or the accompanying joint proxy statement/prospectus, would like additional copies of the joint proxy statement/prospectus, or need to obtain proxy cards (holders of common stock only) or other information related to the proxy solicitation, please call Morrow Sodali, LLC, US Ecology's proxy solicitor, by telephone toll-free at (800) 662-5200 (banks and brokers call collect at (203) 658-9400), or contact NRCG's General Counsel at 952 Echo Lane, Suite 460, Houston, Texas 77024 or by telephone at (832) 767-4749. You will not be charged for any of these documents that you request.

        If you would like to request any documents, please do so no later than five business days before the date of the relevant special meeting in order to receive timely delivery of such documents before such special meeting. Therefore, if you would like to request documents from US Ecology or NRCG, please do so by October 15, 2019 or October 16, 2019 in order to receive such documents before the NRCG Special Meeting or US Ecology Special Meeting, respectively.

 ABOUT THIS DOCUMENT

        This joint proxy statement/prospectus, which forms part of a registration statement on Form S-4 filed with the Securities and Exchange Commission (the "SEC") by Holdco (File No. 333-232930), constitutes a prospectus of Holdco under Section 5 of the Securities Act with respect to the shares of Holdco Common Stock proposed to be issued to US Ecology stockholders, NRCG stockholders and NRCG warrant holders pursuant to the Merger Agreement. This document also constitutes a joint proxy statement under Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of US Ecology and NRCG. It also includes (1) a notice of meeting with respect to the special meeting of US Ecology stockholders, at which US Ecology stockholders will be asked to vote upon the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal, the Holdco Charter Amendment Proposal and the US Ecology Adjournment Proposal, (2) a notice of meeting with respect to the special meeting of NRCG common stockholders, at which NRCG common stockholders will be asked to vote upon the NRCG Merger Agreement Proposal and the NRCG Adjournment Proposal (as each of the foregoing proposals is defined herein) and (3) the required notice to holders of NRCG Series A Preferred Stock under Section 262 of the Delaware General Corporation Law (the "DGCL").

        US Ecology has supplied all information contained in this joint proxy statement/prospectus relating to US Ecology, Holdco, Rooster Merger Sub and ECOL Merger Sub. NRCG has supplied all information contained in or incorporated by reference into this joint proxy statement/prospectus relating to NRCG. US Ecology and NRCG have both contributed information relating to the proposed transactions.

        Before casting your vote, you should carefully review all the information contained or incorporated by reference into this joint proxy statement/prospectus. Neither US Ecology nor NRCG has authorized anyone to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated September 19, 2019. You should not assume that the information contained in, or incorporated by reference into, this joint proxy statement/prospectus is accurate as of any date other than the date on the front cover of those documents. Neither the mailing of this joint proxy statement/prospectus to US Ecology stockholders or NRCG stockholders nor the issuance by Holdco of Holdco Common Stock in connection with the Mergers will create any implication to the contrary.

        In deciding how to vote with respect to any of the proposals discussed herein, you must make your own independent examination of the merits and risks of the proposal. You should not construe anything included in this joint proxy statement/prospectus as investment, legal, business or tax advice, and should consult with your own advisors if you have questions concerning any of the matters described herein.

        This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Statements contained in this document or in any document incorporated into this document by reference as to the contents of any contract or other document referred to in this document or in other documents that are incorporated by reference into this document are not necessarily complete and, in each instance, reference is made to the copy of the applicable contract or other document filed as an exhibit to the registration statement or otherwise filed with the SEC. Each statement contained in this document is qualified in its entirety by reference to the underlying documents. You are encouraged to read the entire registration statement. You may obtain copies of the Form S-4, including documents incorporated by reference into the Form S-4 (and any amendments to those documents), by following the instructions in the section entitled "Where You Can Find More Information."

        All references in this joint proxy statement/prospectus to "NRCG" refer to NRC Group Holdings Corp, a Delaware corporation (except that in connection with the description of its operations or business in the sections entitled "Cautionary Statement Regarding Forward-Looking Statements" and "Risk Factors," such term refers to the consolidated operations of NRCG and its subsidiaries); all references in this joint proxy statement/prospectus to "US Ecology" refer to US Ecology, Inc., a Delaware corporation (except that in connection with the description of its operations or business in the sections entitled "Cautionary Statement Regarding Forward-Looking Statements" and "Risk Factors," such term refers to the consolidated operations of US Ecology and its subsidiaries); all references to "Holdco" refer to US Ecology Parent, Inc., a Delaware corporation and a direct wholly-owned subsidiary of US Ecology, formed for the purpose of effecting the Mergers; all references to "ECOL Merger Sub" refer to ECOL Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of US Ecology, formed for the purpose of effecting the Mergers; all references to "Rooster Merger Sub" refer to Rooster Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of US Ecology, formed for the purpose of effecting the Mergers; all references to the "ECOL Merger" refer to the merger of ECOL Merger Sub with and into US Ecology, with US Ecology continuing as the surviving corporation and as a wholly-owned subsidiary of Holdco; all references to "NRCG Merger" refer to the merger of Rooster Merger Sub with and into NRCG, with NRCG continuing as the surviving corporation and a wholly-owned subsidiary of Holdco; and the "Mergers" refers to the ECOL Merger and the NRCG Merger. Unless otherwise indicated or as the context requires, all references to the "Merger Agreement" refer to the Agreement and Plan of Merger, dated as of June 23, 2019, among US Ecology, NRCG, Holdco, Rooster Merger Sub and ECOL Merger Sub, a copy of which is included as Annex A to this joint proxy statement/prospectus.

i

QUESTIONS AND ANSWERS ABOUT THE MERGERS AND THE SPECIAL MEETINGS

        The following are brief answers to certain questions that US Ecology stockholders and NRCG stockholders may have regarding the Mergers (as defined above), the Merger Agreement (as defined above), the issuance of shares of Holdco Common Stock (as defined below) in connection with the Mergers, the special meeting of US Ecology stockholders (the "US Ecology Special Meeting"), the special meeting of NRCG common stockholders (the "NRCG Special Meeting"), and other matters to be considered at the US Ecology Special Meeting and at the NRCG Special Meeting. US Ecology and NRCG urge you to read carefully the remainder of this joint proxy statement/prospectus and additional important information contained in the annexes and exhibits to, and the documents incorporated by reference into, this joint proxy statement/prospectus because the information in this section may not provide all of the information that might be important to you in determining how to vote. See the section entitled "Where You Can Find More Information" in this joint proxy statement/prospectus.

Q:
What is the proposed transaction?

A:
As previously disclosed, on June 23, 2019, US Ecology, Holdco, ECOL Merger Sub, Rooster Merger Sub and NRCG entered into the Merger Agreement. A copy of the Merger Agreement is attached to this joint proxy statement/prospectus as Annex A.

Under the terms of the Merger Agreement, ECOL Merger Sub will merge with and into US Ecology, with US Ecology as the surviving entity and continuing as a wholly-owned subsidiary of Holdco and, simultaneously therewith, Rooster Merger Sub will merge with and into NRCG, with NRCG as the surviving entity and continuing as a wholly-owned subsidiary of Holdco.

In the ECOL Merger, each share of common stock, par value $0.01 per share, of US Ecology ("ECOL Common Stock") issued and outstanding immediately prior to the effective time of the Mergers (the "Effective Time") (other than cancelled shares) will be converted into the right to receive (1) one share of common stock, par value $0.01 per share, of Holdco ("Holdco Common Stock") and (2) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of shares of ECOL Common Stock in accordance with the Merger Agreement. Outstanding equity awards of US Ecology will be assumed by Holdco and converted into equity awards at Holdco on a one-for-one basis as set forth in the Merger Agreement and described herein under the section entitled "The Merger Agreement—Treatment of US Ecology Stock Options, Restricted Stock Units, Performance Stock Units and Restricted Shares." Each share of ECOL Common Stock that is held by US Ecology as treasury stock or that is owned by Holdco, ECOL Merger Sub, US Ecology or any of their respective direct or indirect wholly-owned subsidiaries as of immediately prior to the Effective Time will automatically be cancelled and will cease to exist, without any conversion thereof, and no consideration will be delivered in exchange therefor.

In the NRCG Merger, each share of common stock, par value $0.0001 per share, of NRCG ("NRCG Common Stock") issued and outstanding immediately prior to the Effective Time (other than cancelled shares) will be converted into the right to receive, and become exchangeable for (1) 0.196 (the "NRCG Exchange Ratio") of a share of Holdco Common Stock for each share of NRCG Common Stock, (2) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Common Stock in accordance with the Merger Agreement. Each share of 7.00% Series A Convertible Cumulative Preferred Stock, par value $0.0001 per share, of NRCG (the "NRCG Series A Preferred Stock") issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, and become exchangeable for (1) a whole number of shares of Holdco Common Stock equal to the product of (a) the number of shares of NRCG Common Stock that such share of

  NRCG Series A Preferred Stock could be converted into at the Effective Time (including Fundamental Change Additional Shares and Accumulated Dividends (each as defined in the Certificate of Designations, Preferences, Rights and Limitations of NRCG Series A Preferred Stock, dated as of October 17, 2018 and corrected on October 23, 2018 (the "NRCG Series A Certificate of Designations"))) multiplied by (b) the NRCG Exchange Ratio, (2) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Series A Preferred Stock in accordance with the Merger Agreement. In the NRCG Merger, each share of NRCG Common Stock or NRCG Series A Preferred Stock that is owned by NRCG, Rooster Merger Sub or any of their respective direct or indirect wholly-owned subsidiaries immediately prior to the Effective Time will automatically be cancelled and will cease to exist, without any conversion thereof, and no consideration will be delivered in exchange therefor.

  Also at the Effective Time, US Ecology shall cause all shares of Holdco Common Stock that are issued and outstanding immediately prior to the Effective Time to be surrendered and cancelled and cease to exist, with no consideration delivered in exchange therefor.

  At the Effective Time, in respect of each outstanding warrant to purchase NRCG Common Stock (each, a "NRCG Warrant") issued pursuant to that certain Warrant Agreement, dated as of June 22, 2017 (the "NRCG Warrant Agreement"), between Continental Stock Transfer & Trust Company and NRCG, unless otherwise elected by the holder of any such NRCG Warrant, Holdco will issue a replacement warrant (each, a "Replacement Warrant") that complies with and satisfies the applicable terms and conditions under the NRCG Warrant Agreement to each holder of an NRCG Warrant providing that such Replacement Warrant will be exercisable for a number of shares of Holdco Common Stock equal to the product (rounded to the nearest whole number) of (1) the number of shares of NRCG Common Stock that would have been issuable upon the exercise of the NRCG Warrant immediately prior to the Effective Time and (2) the NRCG Exchange Ratio, at an exercise price equal to the quotient obtained by dividing (a) the pre-NRCG Merger exercise price ($11.50 per share) by (b) the NRCG Exchange Ratio. Following the closing of the Mergers, Holdco will comply with all terms and conditions set forth in each such Replacement Warrant.

  Outstanding shares of NRCG equity awards will be converted into equity awards of Holdco pursuant to the mechanics set forth in the Merger Agreement and described herein under the section entitled "The Merger Agreement—Treatment of NRCG Stock Options and Restricted Stock Units."

Q:
What is the value of the merger consideration?

A:
US Ecology stockholders will be entitled to receive one share of Holdco Common Stock for each share of ECOL Common Stock they own at the closing of the ECOL Merger, and NRCG stockholders will be entitled to receive a fixed number of shares of Holdco Common Stock for each share of NRCG Common Stock or NRCG Series A Preferred Stock (based on the number of shares of NRCG Common Stock that such share of NRCG Series A Preferred Stock could be converted into at the Effective Time (including Fundamental Change Additional Shares and Accumulated Dividends (each, as defined in the NRCG Series A Certificate of Designation))) as applicable, they own at the closing of the NRCG Merger based on the NRCG Exchange Ratio of 0.196 shares of Holdco Common Stock per share of NRCG Common Stock, rather than a number of shares of Holdco Common Stock with a particular fixed market value. Because the NRCG Exchange Ratio and the conversion mechanics are fixed and will not be adjusted to reflect any changes in the market prices of ECOL Common Stock or NRCG Common Stock, the market value of the Holdco Common Stock issued in the ECOL Merger or the NRCG Merger, as applicable, and the ECOL Common Stock, NRCG Common Stock and NRCG Series A Preferred Stock surrendered in the ECOL Merger and the NRCG Merger, as applicable, may be higher or lower than the anticipated values of these shares on dates earlier than the Effective Time. We urge you to obtain current market quotations of ECOL Common Stock and NRCG Common Stock. See also the section entitled "Comparative Stock Price Data and Dividends" of this joint proxy statement/prospectus.

Q:
What percentage of Holdco will US Ecology stockholders and NRCG stockholders, respectively, own following the Mergers?

A:
Upon completion of the Mergers, US Ecology stockholders (including holders of securities convertible, exchangeable or exercisable for shares of NRCG Common Stock) immediately prior to the Effective Time are expected to beneficially own approximately 70% of Holdco Common Stock and NRCG stockholders (including holders of securities convertible, exchangeable or exercisable for shares of NRCG Common Stock) immediately prior to the Effective Time are expected to beneficially own approximately 30% of Holdco Common Stock, in each case, calculated on a fully diluted basis.

Q:
When and where will the special meetings be held?

A:
US Ecology Stockholders:    The US Ecology Special Meeting will be held at the offices of US Ecology located at 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, on October 23, 2019, at 10:00 a.m., local time.

NRCG Common Stockholders:    The NRCG Special Meeting will be held at 717 Texas, Suite 3300, Houston, Texas 77002, on October 22, 2019, at 9:00 a.m., local time.

If you wish to attend your respective company's special meeting, you must bring photo identification. If you hold your shares through a broker, bank or other nominee, including an employee benefit plan trustee, you must also bring proof of ownership such as the voting instruction form from your broker, bank or other nominee or an account statement.

Q:
Who is entitled to vote at the special meetings?

A:
US Ecology Stockholders:    The US Ecology record date for the US Ecology Special Meeting is September 11, 2019 (the "US Ecology Record Date"). Only holders of record of issued and outstanding shares of ECOL Common Stock as of the close of business on the US Ecology Record Date are entitled to notice of, and to vote at, the US Ecology Special Meeting or any adjournments or postponements of the US Ecology Special Meeting.

NRCG Common Stockholders:    The NRCG record date for the NRCG Special Meeting is August 29, 2019 (the "NRCG Record Date"). Only holders of record of issued and outstanding shares of NRCG Common Stock as of the close of business on the NRCG Record Date are entitled to vote at the NRCG Special Meeting or any adjournments or postponements of the NRCG Special Meeting.

Q:
Who is being asked to vote, and what are they being asked to vote on and why is this approval necessary?

A:
US Ecology stockholders are being asked to vote on the following proposals:

(1)
to adopt the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus (the "US Ecology Merger Agreement Proposal");

  (2)
  to approve the issuance of Holdco Common Stock as merger consideration pursuant to the terms and conditions set forth in the Merger Agreement (the "Holdco Stock Issuance Proposal");

  (3)
  to approve the amendment of the Holdco charter as further described in this joint proxy statement/prospectus (the "Holdco Charter Amendment Proposal"); and

  (4)
  to approve adjournments of the US Ecology Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the US Ecology Special Meeting to approve the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal or the Holdco Charter Amendment Proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to US Ecology stockholders (the "US Ecology Adjournment Proposal").

  Completion of the Mergers is conditioned on, among other things, approval by the US Ecology stockholders of each of the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal and the Holdco Charter Amendment Proposal.

  NRCG common stockholders are being asked to vote on the following proposals:

  (1)
  to adopt the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus (the "NRCG Merger Agreement Proposal"); and

  (2)
  to approve the adjournment of the NRCG Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the NRCG Special Meeting to approve the NRCG Merger Agreement Proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to NRCG common stockholders (the "NRCG Adjournment Proposal").

  Completion of the Mergers is conditioned on, among other things, approval by the NRCG common stockholders of the NRCG Merger Agreement Proposal.

Q:
Why is US Ecology seeking stockholder approval to amend the Holdco charter?

US Ecology stockholders are being asked to consider and vote upon a proposal to add certain provisions to the charter of Holdco that will be in effect after completion of the Mergers and that are not in the current charter of US Ecology. These provisions are proposed to be added to the proposed Holdco Amended Charter to facilitate Holdco's compliance with the U.S. citizen ownership requirements of the U.S. coastwise trade laws, which are principally contained in 46 U.S.C. Chapters 121, 505 and 551 and the related regulations and are commonly referred to collectively as the "Jones Act," following the closing of the Mergers.

Q:
What vote is required to approve each proposal at the US Ecology Special Meeting?

A:
The US Ecology Merger Agreement Proposal and the Holdco Charter Amendment Proposal each requires the affirmative vote of holders of a majority of the issued and outstanding shares of ECOL Common Stock entitled to vote on the proposal. Failures to vote, abstentions and broker non-votes will have the effect of a vote against the US Ecology Merger Agreement Proposal and the Holdco Charter Amendment Proposal.

The Holdco Stock Issuance Proposal and the US Ecology Adjournment Proposal each requires the affirmative vote of the majority of all votes cast at the US Ecology Special Meeting and entitled to vote thereon. Failures to vote, abstentions and broker non-votes will have no effect on the outcome of the Holdco Stock Issuance Proposal or the US Ecology Adjournment Proposal, assuming a quorum is present.

  US Ecology stockholder approval of each of the US Ecology Merger Agreement Proposal, the Holdco Charter Amendment Proposal and the Holdco Stock Issuance Proposal is a condition precedent to the closing of the Mergers.

  At the close of business on the US Ecology Record Date, less than 1% of the issued and outstanding shares of ECOL Common Stock were held by US Ecology's directors and executive officers. For additional information regarding the ownership of US Ecology's directors, executive officers and certain stockholders, see the section entitled "Security Ownership of Certain Beneficial Owners and Management of US Ecology."

Q:
What vote is required to approve each proposal at the NRCG Special Meeting?

A:
The NRCG Merger Agreement Proposal requires the affirmative vote of holders of a majority of the issued and outstanding shares of NRCG Common Stock entitled to vote on the proposal. Failures to vote, abstentions and broker non-votes will have the effect of a vote against the NRCG Merger Agreement Proposal. NRCG common stockholder approval of the NRCG Merger Agreement Proposal is a condition precedent to the consummation of the Mergers.

The NRCG Adjournment Proposal requires the affirmative vote of the majority of all votes cast at the NRCG Special Meeting and entitled to vote thereon. Failures to vote, abstentions and broker non-votes will have no effect on the outcome of the NRCG Adjournment Proposal.

JFL-NRC-SES Partners, LLC ("JFL Partners"), JFL-NRCG Holdings III, LLC ("JFL Holdings III") and JFL-NRCG Holdings IV, LLC ("JFL Holdings IV" and collectively, the "JFL Entities"), are the registered holders of approximately 66% of the issued and outstanding NRCG Common Stock as of the NRCG Record Date, and have agreed, among other things, to vote their shares of NRCG Common Stock in favor of the adoption of the Merger Agreement at the NRCG Special Meeting, with certain exceptions described in this joint proxy statement/prospectus. As a result, and subject to the terms of the Support Agreement (as defined below), the approval of the NRCG Merger Agreement Proposal is effectively assured. Furthermore, at the close of business on the NRCG Record Date, approximately 70% of the issued and outstanding shares of NRCG Common Stock were directly held by NRCG's directors and executive officers and the JFL Entities. For additional information regarding the ownership of NRCG's directors, executive officers and certain stockholders, see the section entitled "Security Ownership of Certain Beneficial Owners and Management of NRCG."

Q:
What constitutes a quorum at the special meetings?

A:
US Ecology Special Meeting:    Stockholders who hold shares representing at least a majority of the issued and outstanding shares of ECOL Common Stock entitled to vote at the US Ecology Special Meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business at the US Ecology Special Meeting. If a quorum is not present, the US Ecology Special Meeting may be adjourned by the chairman of the US Ecology Special Meeting or the holders of a majority of shares of the ECOL Common Stock entitled to vote who are present, in person or by proxy, to another place, date, or time without notice other than announcement at the meeting, until a quorum shall be present or represented. Abstentions and broker non-votes are not included in the determination of the number of votes cast at the US Ecology Special Meeting, but abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present.

NRCG Special Meeting:    Stockholders who hold shares representing at least a majority of the issued and outstanding shares of NRCG Common Stock entitled to vote at the NRCG Special Meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business at the NRCG Special Meeting. If a quorum is not present, the NRCG

  Special Meeting may be adjourned by the chairman of the NRCG Special Meeting to allow additional time for obtaining additional proxies until a quorum is present or represented, to reconvene at the same or another place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present at the NRCG Special Meeting.

Q:
How does the US Ecology board of directors (the "US Ecology Board") recommend that US Ecology stockholders vote?

A:
The US Ecology Board has unanimously approved the Merger Agreement and determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair, advisable and in the best interests of US Ecology and its stockholders. The US Ecology Board unanimously recommends that the US Ecology stockholders vote "FOR" each of the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal, the Holdco Charter Amendment Proposal and, if necessary, the US Ecology Adjournment Proposal.

Q:
How does the NRCG board of directors (the "NRCG Board") recommend that NRCG common stockholders vote?

A:
The NRCG Board has determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair, advisable and in the best interests of NRCG and its common stockholders. The NRCG Board recommends that NRCG common stockholders vote "FOR" the NRCG Merger Agreement Proposal and the NRCG Adjournment Proposal.

Q:
How do I vote if I am a stockholder of record?

A:
If you are a stockholder of record of US Ecology as of September 11, 2019 or a common stockholder of record of NRCG as of August 29, 2019, you may submit your proxy before your respective company's special meeting in one of the following ways:

•
use the toll-free number shown on your proxy card;

•
visit the website shown on your proxy card to submit a proxy via the Internet; or

•
complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

  If you are a stockholder of record of US Ecology or a common stockholder of record of NRCG, you may also cast your vote in person at your respective company's special meeting.

  If your shares are held in "street name," through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for causing your shares to be voted. "Street name" common stockholders who wish to vote at the special meetings will need to obtain a "legal proxy" form from their broker, trustee or other nominee.

Q:
How many votes do I have?

A:
Holders of ECOL Common Stock and NRCG Common Stock are entitled to one vote for each share owned as of the close of business on such company's record date. Holders of NRCG Series A Preferred Stock or NRCG warrants do not have the right to vote. As of the close of business on the US Ecology Record Date, there were 22,080,545 shares of ECOL Common Stock issued and outstanding and entitled to vote at the US Ecology Special Meeting. As of the close of business on the NRCG Record Date, there were 38,050,385 shares of NRCG Common Stock issued and outstanding and entitled to vote at the NRCG Special Meeting.

Q:
My shares are held in "street name" by my broker, bank or other nominee. Will my broker, bank or other nominee automatically vote my shares for me?

A:
No. If your shares are held in the name of a broker, bank or other nominee, you are considered the "beneficial holder" of the shares held for you in what is known as "street name." You are not the record holder of such shares. If this is the case, this joint proxy statement/prospectus has been forwarded to you by your broker, bank or other nominee. As the beneficial holder, unless your broker, bank or other nominee has discretionary authority over your shares, you generally have the right to direct your broker, bank or other nominee as to how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal, as your broker, bank or other nominee will not have discretionary voting authority with respect to any of the proposals described in this joint proxy statement/prospectus. This is often called a broker non-vote.

In connection with the US Ecology Special Meeting:

•
broker non-votes, if any, will have the same effect as a vote "AGAINST" the US Ecology Merger Agreement Proposal;

•
broker non-votes, if any, will have no effect on the outcome of the Holdco Stock Issuance Proposal;

•
broker non-votes, if any, will have the effect of a vote "AGAINST" the Holdco Charter Amendment Proposal; and

•
broker non-votes, if any, will have no effect on the US Ecology Adjournment Proposal.

  In connection with the NRCG Special Meeting:

  •
  broker non-votes, if any, will have the same effect as a vote "AGAINST" the NRCG Merger Agreement Proposal; and

  •
  broker non-votes, if any, will have no effect on the NRCG Adjournment Proposal.

  You should therefore provide your broker, bank or other nominee with instructions as to how to vote your shares of ECOL Common Stock or NRCG Common Stock.

  Please follow the voting instructions provided by your broker, bank or other nominee so that it may vote your shares on your behalf. Please note that you may not vote shares held in street name by returning a proxy card directly to US Ecology or NRCG or by voting in person at your special meeting unless you first obtain a proxy from your broker, bank or other nominee.

Q:
What will happen if I fail to vote or I abstain from voting?

A:
For purposes of each of the US Ecology Special Meeting and the NRCG Special Meeting, an abstention occurs when a respective US Ecology stockholder or NRCG common stockholder either (1) attends the applicable special meeting in person and does not vote or (2) returns a proxy with an "abstain" vote.

An abstention will have the same effect as a vote "AGAINST" each of the US Ecology Merger Agreement Proposal, the Holdco Charter Amendment Proposal and the NRCG Merger Agreement Proposal, but will have no effect on the outcome of the Holdco Stock Issuance Proposal, the US Ecology Adjournment Proposal or the NRCG Adjournment Proposal.

In addition, a failure to vote altogether will have the same effect as a vote "AGAINST" each of the US Ecology Merger Agreement Proposal, the Holdco Charter Amendment Proposal and the NRCG Merger Agreement Proposal, but will have no effect on the outcome of the Holdco Stock Issuance Proposal, US Ecology Adjournment Proposal or the NRCG Adjournment Proposal.

Q:
What will happen if I return my proxy card without indicating how to vote?

A:
US Ecology Stockholders:    If you properly complete and sign your proxy card but do not indicate how your shares of ECOL Common Stock should be voted on a matter, the shares of ECOL Common Stock represented by your proxy will be voted as the US Ecology Board recommends and, therefore, "FOR" the US Ecology Merger Agreement Proposal, "FOR" the Holdco Stock Issuance Proposal, "FOR" the Holdco Charter Amendment Proposal and, if necessary, "FOR" the US Ecology Adjournment Proposal.

NRCG Common Stockholders:    If you properly complete and sign your proxy card but do not indicate how your shares of NRCG Common Stock should be voted on a matter, the shares of NRCG Common Stock represented by your proxy will be voted as the NRCG Board recommends and, therefore, "FOR" the NRCG Merger Agreement Proposal and "FOR" the NRCG Adjournment Proposal.

Q:
Can I change my vote or revoke my proxy after I have returned a proxy or voting instruction card?

A:
Yes.

If you are a holder of record of either ECOL Common Stock or NRCG Common Stock:    If you are a holder of record of either ECOL Common Stock or NRCG Common Stock, as applicable, you can change your vote or revoke your proxy at any time before your proxy is voted at your respective special meeting. You can do this in one of three ways:

•
timely delivering a signed written notice of revocation to the respective Secretary of US Ecology or NRCG, as applicable;

•
timely delivering a new, valid proxy for US Ecology or NRCG, as applicable, bearing a later date than your original proxy by submitting instructions through the Internet, by telephone or by mail as described on the applicable proxy card; or

•
attending your special meeting and voting in person, which will automatically cancel any proxy previously given, or you can revoke your proxy in person. Simply attending the US Ecology Special Meeting or the NRCG Special Meeting without voting will not revoke any proxy that you have previously given or change your vote.

  If you choose either of the first two methods, your notice of revocation or your new proxy must be received by US Ecology or NRCG, as applicable, no later than the beginning of the applicable special meeting. If you have submitted a proxy for your shares by telephone or via the Internet, you may revoke your prior telephone or Internet proxy by any manner described above.

  If you hold shares of either ECOL Common Stock or NRCG Common Stock in "street name":    If your shares are held in street name, you must contact your broker, bank or other nominee to change your vote.

Q:
What are the U.S. federal income tax consequences of the Mergers to U.S. holders of ECOL Common Stock, NRCG Common Stock, NRCG Warrants and NRCG Series A Preferred Stock?

A:
Consequences to U.S. holders of ECOL Common Stock, NRCG Common Stock and NRCG Series A Preferred Stock:    It is a condition to US Ecology's and NRCG's obligations to complete the Mergers that each of US Ecology and NRCG receive an opinion from Dechert LLP ("Dechert") or Jones Day to the effect that, in the case of US Ecology, the Mergers will each qualify as a "reorganization" within the meaning of Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code") or, alternatively, the Mergers together will be treated as an "exchange" described in Section 351 of the Code and, in the case of NRCG, the NRCG Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code or, alternatively, the NRCG Merger, together with the ECOL Merger, will be treated as an "exchange" described in Section 351 of the Code. Assuming the Mergers are treated for U.S. federal income tax purposes as described above, a "U.S. holder" (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Mergers") of ECOL Common Stock, NRCG Common Stock, or NRCG Series A Preferred Stock generally will not recognize any gain or loss for U.S. federal income tax purposes upon the exchange of shares of ECOL Common Stock, NRCG Common Stock or NRCG Series A Preferred Stock for shares of Holdco Common Stock in the ECOL Merger or the NRCG Merger, respectively, except with respect to cash received by NRCG stockholders in lieu of fractional shares of Holdco Common Stock.

  Consequences to U.S. holders of NRCG Warrants.    Assuming the NRCG Merger qualifies as a "reorganization" within the meaning of Section 368(a) of the Code, a U.S. holder of NRCG Warrants will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of NRCG Warrants for Replacement Warrants. If the NRCG Merger does not qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and, assuming the NRCG Merger, together with the ECOL Merger, will be treated as an "exchange" described in Section 351 of the Code, (1) a U.S. holder that exchanges solely NRCG Warrants for Replacement Warrants will recognize gain or loss equal to the difference between the fair market value of such Replacement Warrants and the U.S holder's tax basis in the NRCG Warrants surrendered therefor and (2) a U.S. holder that exchanges NRCG Warrants in addition to shares of NRCG Common Stock and/or NRCG Series A Preferred Stock will recognize gain (but not loss) equal to the lesser of (a) the sum of the fair market value of the Replacement Warrants and Holdco Common Stock received by such holder minus such U.S. holder's aggregate adjusted tax basis in the NRCG Warrants, NRCG Common Stock and/or NRCG Series A Preferred Stock surrendered therefor and (b) the fair market value of the Replacement Warrants received by such U.S. holder.

  Please carefully review the information set forth in the section entitled "Material U.S. Federal Income Tax Consequences of the Mergers" for a discussion of the U.S. federal income tax consequences of the Mergers. Please consult your own tax advisors as to the specific tax consequences to you of the Mergers.

Q:
Are there any voting or stockholder rights agreements with existing stockholders that were entered into in connection with the proposed Mergers?

A:
Yes. Simultaneously with the execution of the Merger Agreement, US Ecology entered into a Support Agreement, dated June 23, 2019 (the "Support Agreement"), with Holdco, Rooster Merger Sub and the JFL Entities. As of each of the date of the Merger Agreement and the NRCG Record Date, the JFL Entities were the registered holders of approximately 66% of the currently issued and outstanding NRCG Common Stock. Pursuant to the Support Agreement, the JFL Entities agreed, among other things, to vote all of their shares of NRCG Common Stock in favor of the adoption of the Merger Agreement. The Support Agreement is attached hereto as Annex B. As a result of the Support Agreement, and subject to the terms thereof, the holders of a majority of the outstanding shares of NRCG Common Stock have agreed to vote their shares in favor of the adoption of the Merger Agreement, resulting in the approval of the NRCG Merger Agreement Proposal being effectively assured.

Also in connection with the execution of the Merger Agreement, US Ecology entered into an Investor Agreement, dated June 23, 2019 (the "Investor Agreement"), with Holdco, the JFL Entities and, solely with respect to Section 4 thereof, NRCG, pursuant to which each of the JFL Entities agreed, among other things, to (1) a standstill for a period lasting until the earlier of (a) 120 days after the closing date of the Mergers and (b) the date that each such JFL Entity ceases to own any Holdco Common Stock and (2) lock-up restrictions for a period of 60 days from the closing of the Mergers with respect to 1/3 of the shares held by the JFL Entities at closing of the Mergers, 90 days from the closing of the Mergers with respect to 1/3 of the shares held by the JFL Entities at closing of the Mergers and 120 days from the closing of the Mergers with respect to 1/3 of the shares held by the JFL Entities immediately following closing of the Mergers. The Investor Agreement is attached hereto as Annex C.

  In addition, in connection with the execution of the Merger Agreement, US Ecology entered into a Registration Rights Agreement, dated June 23, 2019 (the "Registration Rights Agreement"), with Holdco and the JFL Entities, pursuant to which US Ecology granted the JFL Entities certain demand and piggyback registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement). The Registration Rights Agreement is attached hereto as Annex D.

  For additional information regarding the Support Agreement, Investor Agreement and Registration Rights Agreement, see the section entitled "The Mergers—Support Agreement, Investor Agreement and Registration Rights Agreement."

Q:
What will happen to my US Ecology stock options, restricted stock units ("RSUs"), performance stock units ("PSUs") and/or restricted shares and NRCG stock options and/or RSUs at the time of the Mergers?

A:
US Ecology stock options, RSUs, PSUs and restricted shares and NRCG stock options and RSUs will be converted into replacement equity awards of Holdco on substantially the same terms that were applicable to the corresponding US Ecology or NRCG equity awards immediately prior to the closing of the Mergers, subject to adjustment as described below. See the section entitled "The Merger Agreement—Treatment of US Ecology Stock Options, Restricted Stock Units, Performance Stock Units and Restricted Shares" and "The Merger Agreement—Treatment of NRCG Stock Options and Restricted Stock Units."

Q:
How will the rights of NRCG stockholders and US Ecology stockholders change after the Mergers?

A:
NRCG stockholders and US Ecology stockholders will be entitled to receive shares of Holdco Common Stock in connection with the NRCG Merger and ECOL Merger, respectively, and will no longer be stockholders of NRCG or US Ecology, respectively, following the Mergers. Their rights as holders of Holdco Common Stock will be governed by the amended and restated certificate of incorporation of Holdco (the "Holdco Amended Charter") and Holdco's amended and restated bylaws (the "Holdco Amended Bylaws"). For additional information on stockholder rights, see the section entitled "Comparison of Rights of US Ecology Stockholders, NRCG Stockholders and Holdco Stockholders" of this joint proxy statement/prospectus.

Q:
Are there any risks that I should consider in deciding how to vote?

A:
Yes. US Ecology stockholders and NRCG common stockholders should read and carefully consider the risk factors set forth in the section entitled "Risk Factors." US Ecology stockholders and NRCG common stockholders also should read and carefully consider the risk factors of US Ecology and NRCG contained in the documents that are incorporated by reference into this joint proxy statement/prospectus.

Q:
What happens if the Mergers are not completed?

A:
If the Mergers are not completed for any reason, US Ecology and NRCG stockholders will not receive the merger consideration payable or issuable under the Merger Agreement. Instead, US Ecology and NRCG will remain separate public companies. NRCG expects that NRCG Common

  Stock would continue to be registered under the Exchange Act and traded on the NYSE American. US Ecology expects that ECOL Common Stock would continue to be registered under the Exchange Act and traded on Nasdaq. In specified circumstances, either US Ecology or NRCG may be required to pay to the other party a termination fee or reimburse the other party's transaction expenses, as described below.

Q:
Does NRCG have to pay anything to US Ecology if the NRCG Merger Agreement Proposal is not approved by the NRCG common stockholders or if the Merger Agreement is otherwise terminated?

A:
In certain circumstances, depending on the reasons for termination of the Merger Agreement, NRCG may be required to pay US Ecology a termination fee of $35 million. For a discussion of the circumstances under which a termination fee is payable by NRCG, see the section entitled "The Merger Agreement—Expenses and Termination Fees; Liability for Breach."

Q:
Does US Ecology have to pay anything to NRCG if the US Ecology Merger Agreement Proposal is not approved by the US Ecology stockholders or if the Merger Agreement is otherwise terminated?

A:
If the US Ecology stockholders do not approve the US Ecology Merger Agreement Proposal, the Holdco Charter Amendment Proposal or the Holdco Stock Issuance Proposal at the US Ecology Special Meeting and the Merger Agreement is terminated by NRCG or US Ecology as a result of such failure to approve, US Ecology must reimburse NRCG's reasonable and documented out-of-pocket expenses up to $10 million.

In other circumstances, depending on the reasons for termination of the Merger Agreement, US Ecology may be required to pay NRCG a termination fee of $60 million. For a discussion of the circumstances under which a termination fee is payable by US Ecology or US Ecology is required to reimburse NRCG for certain transaction expenses, see the section entitled "The Merger Agreement—Expenses and Termination Fees; Liability for Breach."

Q:
When do you expect the Mergers to be completed?

A:
NRCG and US Ecology intend to complete the Mergers as soon as reasonably practicable and currently anticipate the closing of the Mergers to occur in the fourth quarter of 2019, following the satisfaction of all the conditions to completion of the Mergers. However, the Mergers are subject to the satisfaction or waiver of certain conditions, and it is possible that factors outside the control of Holdco, NRCG and US Ecology could result in the Mergers being completed at a later time or not at all. On July 16, 2019, each of US Ecology and JFL-AIV Investors III-JA, L.P. (as the controlling stockholder of NRCG) received early termination of the waiting period under the Hart-Scott Rodino Antitrust Improvement Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"). Accordingly, the condition to the Mergers related to obtaining that clearance has been satisfied. There can be no assurances as to when or if the Mergers will close. See the section entitled "The Merger Agreement—Conditions to Completion of the Mergers."

Q:
What do I need to do now?

A:
You should carefully read and consider the information contained in and incorporated by reference into this joint proxy statement/prospectus, including its annexes. Even if US Ecology stockholders and NRCG common stockholders plan to attend the US Ecology Special Meeting or the NRCG Special Meeting in person, after carefully reading and considering the information contained in this joint proxy statement/prospectus, please submit your proxy promptly to ensure that your shares are represented and voted at the US Ecology Special Meeting or the NRCG Special Meeting, as applicable.

Q:
Do I need to do anything with my stock certificates now?

A:
NRCG Stockholders:    No. NRCG stockholders should keep any physical stock certificates they hold at this time. After the Mergers are completed, NRCG stockholders holding NRCG stock certificates will receive from the exchange agent a letter of transmittal and instructions on how to obtain the merger consideration to which they are entitled. The shares of Holdco Common Stock to be received by any current holder of a physical stock certificate representing NRCG Common Stock in connection with the NRCG Merger will be issued in book-entry form.

US Ecology Stockholders:    No. US Ecology stockholders should keep any physical stock certificates they hold at this time. After the Mergers are completed, US Ecology stockholders holding US Ecology stock certificates will receive from the exchange agent a letter of transmittal and instructions on how to obtain the merger consideration to which they are entitled. The shares of Holdco Common Stock to be received by any current holder of a physical stock certificate representing US Ecology Common Stock in connection with the ECOL Merger will be issued in book-entry form.

Q:
Do I need to do anything with my shares of stock held in book-entry form now?

A:
No. After the Mergers are completed, if you held shares of NRCG Common Stock, NRCG Series A Preferred Stock or ECOL Common Stock, as applicable, in book-entry form prior to the Mergers, the exchange agent will send you a letter of transmittal and instructions for exchanging your shares of NRCG Common Stock, NRCG Series A Preferred Stock or ECOL Common Stock, as applicable, for the merger consideration. Upon receipt of an agent's message in customary form (or such other evidence, if any, as the exchange agent may reasonably request), along with the executed letter of transmittal and other required documents described in the instructions, a stockholder will receive the applicable merger consideration. The shares of Holdco Common Stock you receive in connection with the Mergers will be issued in book-entry form.

Q:
Do I need identification to attend the US Ecology Special Meeting or NRCG Special Meeting in person?

A:
Yes. Please bring proper identification, together with proof that you are a record owner of ECOL Common Stock or NRCG Common Stock, as applicable. If your shares are held in street name, please bring acceptable proof of ownership, such as a letter from your broker or an account statement stating or showing that you beneficially owned shares of ECOL Common Stock or NRCG Common Stock, as applicable, on the record date for the applicable special meeting.

Q:
Are stockholders entitled to appraisal rights?

A:
Under Delaware law, holders of NRCG Common Stock and ECOL Common Stock will not be entitled to appraisal rights in connection with the Mergers or the other transactions contemplated by the Merger Agreement. Holders of NRCG Series A Preferred Stock will be entitled to appraisal rights in connection with the NRCG Merger. See the section entitled "Appraisal Rights" for more information regarding appraisal rights to which holders of NRCG Series A Preferred Stock will be entitled.

Q:
How can I contact US Ecology's or NRCG's transfer agent?

A:
You may contact US Ecology's transfer agent by writing to American Stock Transfer and Trust Co., 6201 15th Avenue, Brooklyn, NY 11219 or by telephoning (800) 937-5449.

  You may contact NRCG's transfer agent by writing to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Henry Farrell, hfarrell@continentalstock.com.

Q:
Who should I contact if I have any questions about the proxy materials or about voting?

A:
If you have any questions about the proxy materials or if you need assistance submitting your proxy or voting your shares or need additional copies of this joint proxy statement/prospectus or the enclosed proxy card (common stockholders only), you should, if you are a US Ecology stockholder, contact US Ecology's proxy solicitor, Morrow Sodali, LLC by telephone toll-free at (800) 662-5200 (banks and brokers call collect at (203) 658-9400), and, if you are a NRCG stockholder, contact NRCG's General Counsel at 952 Echo Lane, Suite 460, Houston, Texas 77024 or by telephone at (832) 767-4749.

Q:
Who is the exchange agent in the Mergers?

A:
American Stock Transfer, US Ecology's transfer agent, is expected to be the exchange agent for the Mergers.

Q:
Where can I find more information about US Ecology and NRCG?

A:
You can find more information about US Ecology and NRCG from the various sources described under the section entitled "Where You Can Find More Information" of this joint proxy statement/prospectus.

 SUMMARY

        This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all the information that is important to you with respect to the Mergers and the related matters being considered at the applicable special meeting. US Ecology and NRCG urge you to read carefully the remainder of this joint proxy statement/prospectus, including the annexes and exhibits attached to and the documents incorporated by reference into this joint proxy statement/prospectus. For a description of, and instructions as to how to obtain, this information, see the section entitled "Where You Can Find More Information" in this joint proxy statement/prospectus. Certain items in this summary include a page reference directing you to a more complete description of that item.

Parties to the Mergers

US Ecology, Inc.
101 S. Capitol Blvd., Suite 1000
Boise, Idaho 83702
(208) 331-8400

        US Ecology is a leading North American provider of environmental services to commercial and government entities. US Ecology addresses the complex waste management needs of its customers, offering treatment, disposal and recycling of hazardous, non-hazardous and radioactive waste, as well as a wide range of complementary field and industrial services. US Ecology's comprehensive knowledge of the waste business, its collection of waste management facilities and focus on safety, environmental compliance, and customer service enables it to effectively meet the needs of its customers and to build long-lasting relationships.

        US Ecology has fixed facilities and service centers operating in the United States, Canada and Mexico. US Ecology's fixed facilities include five Resource Conservation and Recovery Act of 1976, subtitle C, hazardous waste landfills and one low-level radioactive waste landfill located near Beatty, Nevada; Richland, Washington; Robstown, Texas; Grand View, Idaho; Detroit, Michigan and Blainville, Québec, Canada. These facilities generate revenue from fees charged to transport, recycle, treat and dispose of waste and to perform various field and industrial services for US Ecology's customers.

        US Ecology's operations are managed in two reportable segments reflecting its internal management reporting structure and nature of services offered as follows:

  Environmental Services—This segment provides a broad range of hazardous material management services including transportation, recycling, treatment and disposal of hazardous, non-hazardous and radioactive waste at US Ecology-owned landfill, wastewater, deep-well injection and other treatment facilities.

  Field & Industrial Services—This segment provides packaging and collection of hazardous waste and total waste management solutions at customer sites and through US Ecology's 10-day transfer facilities. Services include on-site management, waste characterization, transportation and disposal of non-hazardous and hazardous waste. This segment also provides specialty field services such as industrial cleaning and maintenance, remediation, lab packs, retail services, transportation, emergency response and other services to commercial and industrial facilities and to government entities.

        ECOL Common Stock is listed on Nasdaq under the symbol "ECOL."

        For more information, please visit www.investors.usecology.com. No portion of US Ecology's website is incorporated by reference into or otherwise deemed to be a part of this joint proxy statement/prospectus or any other report or document on file with or furnished to the SEC. Additional information about US Ecology is included in the documents incorporated by reference into this joint proxy statement/prospectus. See the section entitled "Where You Can Find More Information" of this joint proxy statement/prospectus.

US Ecology Parent, Inc.

ECOL Merger Sub, Inc.

Rooster Merger Sub, Inc.
101 S. Capitol Blvd., Suite 1000
Boise, Idaho 83702
(208) 331-8400

        Holdco is a Delaware corporation and a newly formed, wholly-owned direct consolidated subsidiary of US Ecology. Each of ECOL Merger Sub and Rooster Merger Sub is a Delaware corporation and a newly formed, wholly-owned direct consolidated subsidiary of Holdco. Each of Holdco, ECOL Merger Sub and Rooster Merger Sub was formed in connection with and for the sole purpose of the transactions contemplated by the Merger Agreement and has no prior operating history.

NRC Group Holdings Corp.
952 Echo Lane, Suite 460
Houston, Texas 77024
(832) 767-4749

        NRCG is a global provider of a wide range of environmental, compliance and waste management services. NRCG's broad range of capabilities and global reach enable it to meet the critical needs of more than 5,000 customers across diverse end markets to ensure compliance with environmental, health and safety laws and regulations around the world.

        The services NRCG provides to its customers are highly-regulated and often considered by its customers to be non-discretionary due to the high costs of failure, non-compliance and negative public and community relations. NRCG's business is diversified and combines technical expertise, broad geographic reach, differentiated assets, essential regulatory certifications and a specialized work force that allows it to address customers' on-going environmental and regulatory requirements. NRCG has broad global reach, with approximately 75 locations in the United States and approximately 20 additional locations internationally across eight countries, including the United Kingdom, Mexico, Turkey, the Republic of Georgia, United Arab Emirates, Angola, Thailand and Trinidad and Tobago.

        NRCG Common Stock and NRCG Warrants are listed on the NYSE American under the symbols "NRCG" and "NRCG.WS," respectively.

        NRCG is an "emerging growth company" as defined in the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act"). For more information, please visit ir.nrcg.com. No portion of NRCG's website is incorporated by reference into or otherwise deemed to be a part of this joint proxy statement/prospectus or any other report or document on file with or furnished to the SEC. Additional information about NRCG is included in the documents incorporated by reference into this joint proxy statement/prospectus. See the section entitled "Where You Can Find More Information."

The Mergers

        A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus. US Ecology and NRCG encourage you to read the entire Merger Agreement carefully because it is the principal document governing the Mergers. For more information on the Merger Agreement, see the section entitled "The Merger Agreement" of this joint proxy statement/prospectus.

Effects of the Mergers

        Subject to the terms and conditions of the Merger Agreement, at the Effective Time:

  •
  ECOL Merger Sub, a Delaware corporation that was formed on June 19, 2019 as a wholly-owned subsidiary of Holdco for the sole purpose of effecting the ECOL Merger, will be merged with and into US Ecology, with US Ecology surviving the ECOL Merger as a wholly-owned subsidiary of Holdco; and

  •
  Rooster Merger Sub, a Delaware corporation that was formed on June 19, 2019 as a wholly-owned subsidiary of Holdco for the sole purpose of effecting the NRCG Merger, will be merged with and into NRCG, with NRCG surviving the NRCG Merger as a wholly-owned subsidiary of Holdco.

        As a result, among other things, (1) Holdco will become the ultimate parent of US Ecology, NRCG and their respective subsidiaries, (2) existing holders of ECOL Common Stock will be entitled to receive shares of Holdco Common Stock and (3) existing holders of NRCG Common Stock and NRCG Series A Preferred Stock will be entitled to receive shares of Holdco Common Stock, in accordance with the terms of the Merger Agreement. Upon completion of the Mergers, Holdco will be renamed "US Ecology, Inc." and US Ecology and NRCG, and their respective subsidiaries, will operate as a combined company under the name "US Ecology, Inc."

        The organization of US Ecology, NRCG and Holdco before and after the Mergers is illustrated below:

 Prior to the Mergers

 The Mergers

After the Mergers

        Following the completion of the Mergers, Holdco intends to contribute all of the equity interests of NRCG to US Ecology so that, after such contribution, NRCG will be a wholly-owned subsidiary of US Ecology.

 After the Contribution

U.S. Federal Income Tax Consequences of the Mergers

        It is a condition to US Ecology's and NRCG's obligations to complete the Mergers that each of US Ecology and NRCG receive an opinion from Dechert or Jones Day to the effect that, in the case of US Ecology, the Mergers will each qualify as a "reorganization" within the meaning of Section 368(a) of the Code or, alternatively, the Mergers together will be treated as an "exchange" described in Section 351 of the Code and, in the case of NRCG, the NRCG Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code or, alternatively, the NRCG Merger, together with the ECOL Merger, will be treated as an "exchange" described in Section 351 of the Code. Assuming the Mergers are treated for U.S. federal income tax purposes as described above, a "U.S. holder" (as defined in "Material U.S. Federal Income Tax Consequences of the Mergers") of ECOL Common Stock, NRCG Common Stock or NRCG Series A Preferred Stock generally will not recognize any gain or loss for U.S. federal income tax purposes upon the exchange of shares of ECOL Common Stock, NRCG Common Stock or NRCG Series A Preferred Stock for shares of Holdco Common Stock in the ECOL Merger or the NRCG Merger, respectively, except with respect to cash received by NRCG stockholders in lieu of fractional shares of Holdco Common Stock.

        Assuming the NRCG Merger qualifies as a "reorganization" within the meaning of Section 368(a) of the Code, a U.S. holder of NRCG Warrants will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of NRCG Warrants for Replacement Warrants. If the NRCG Merger does not qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and, assuming the NRCG Merger, together with the ECOL Merger, will be treated as an "exchange" described in Section 351 of the Code, (1) a U.S. holder that exchanges solely NRCG Warrants for Replacement Warrants will recognize gain or loss equal to the difference between the fair market value of such Replacement Warrants and the U.S holder's tax basis in the NRCG Warrants surrendered therefor and (2) a U.S. holder that exchanges NRCG Warrants in addition to shares of NRCG Common Stock and/or NRCG Series A Preferred Stock will recognize gain (but not loss) equal to the lesser of (a) the sum of the fair market value of the Replacement Warrants and Holdco Common Stock received by such holder minus such U.S. holder's aggregate adjusted tax basis in the NRCG Warrants, NRCG

Common Stock and/or NRCG Series A Preferred Stock surrendered therefor and (b) the fair market value of the Replacement Warrants received by such U.S. holder.

Recommendation of the US Ecology Board

        After careful consideration, the US Ecology Board unanimously approved the Merger Agreement and determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair, advisable, and in the best interests of US Ecology and its stockholders. For more information regarding the factors considered by the US Ecology Board in reaching its decision to approve the Merger Agreement, see the section entitled "The Mergers—US Ecology's Reasons for the Mergers; Recommendation of the US Ecology Board."

        The US Ecology Board unanimously recommends that US Ecology stockholders vote "FOR" each of the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal, the Holdco Charter Amendment Proposal and, if necessary, the US Ecology Adjournment Proposal.

Recommendation of the NRCG Board

        After careful consideration, the NRCG Board approved the Merger Agreement and determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair, advisable and in the best interests of NRCG and its common stockholders. For more information regarding the factors considered by the NRCG Board in reaching its decision to approve the Merger Agreement, see the section entitled "The Mergers—NRCG's Reasons for the Mergers; Recommendation of the NRCG Board" of this joint proxy statement/prospectus.

        The NRCG Board recommends that NRCG common stockholders vote "FOR" the NRCG Merger Agreement Proposal and the NRCG Adjournment Proposal.

Opinion of US Ecology's Financial Advisor

        In connection with the Mergers, US Ecology's financial advisor, BofA Securities, Inc. (referred to as "BofA Merrill Lynch"), delivered a written opinion, dated June 23, 2019, to the US Ecology Board as to the fairness, from a financial point of view and as of that date, to US Ecology of the NRCG Exchange Ratio provided for in the NRCG Merger in respect of shares of NRCG Common Stock. The full text of BofA Merrill Lynch's written opinion, dated June 23, 2019, which describes, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached as Annex H to this joint proxy statement/prospectus and is incorporated by reference herein in its entirety. BofA Merrill Lynch delivered its opinion for the benefit and use of the US Ecology Board (in its capacity as such) in connection with and for purposes of its evaluation of the Mergers. BofA Merrill Lynch expressed no opinion or view as to any terms or other aspects or implications of the Mergers (other than the NRCG Exchange Ratio to the extent expressly specified in such opinion) and no opinion or view was expressed as to the relative merits of the Mergers in comparison to other strategies or transactions that might be available to US Ecology or in which US Ecology might engage or as to the underlying business decision of US Ecology to proceed with or effect the Mergers. BofA Merrill Lynch expresses no opinion or recommendation as to how any securityholder should vote or act in connection with the Mergers or any other matter.

Opinion of NRCG's Financial Advisor

        The NRCG Board retained Evercore Group L.L.C. ("Evercore") to act as its financial advisor in connection with the Mergers. As part of this engagement, NRCG requested that Evercore evaluate the fairness, from a financial point of view, of the NRCG Exchange Ratio of 0.1960 shares of Holdco Common Stock for each share of NRCG Common Stock to be received by the holders of shares of NRCG Common Stock. At a meeting of the NRCG Board held on June 23, 2019, Evercore rendered to the NRCG Board its opinion to the effect that, as of that date and based upon and subject to the assumptions, limitations, qualifications and conditions described in Evercore's opinion, the NRCG Exchange Ratio of 0.1960 shares of Holdco Common Stock for each share of NRCG Common Stock to be received by the holders of shares of NRCG Common Stock in the NRCG Merger was fair, from a financial point of view, to such holders.

        The full text of the written opinion of Evercore, dated June 23, 2019, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex I to this joint proxy statement/prospectus and is incorporated herein by reference. NRCG encourages you to read Evercore's opinion carefully and in its entirety. Evercore's opinion was addressed to, and provided for the information and benefit of, the NRCG Board (in its capacity as such) in connection with its evaluation of the proposed Mergers. The opinion does not constitute a recommendation to the NRCG Board or to any other persons in respect of the Mergers, including as to how any holder of shares of NRCG Common Stock should vote or act in respect of the Mergers. Evercore's opinion does not address the relative merits of the Mergers as compared to other business or financial strategies that might be available to NRCG, nor does it address the underlying business decision of NRCG to engage in the Mergers.

Indebtedness Following the Mergers

        US Ecology is currently party to the Credit Agreement, dated as of April 18, 2017, by and among US Ecology, the lenders party thereto from time to time, Wells Fargo Bank, National Association, a national banking association, as administrative agent for the lenders, as swingline lender and as an issuing lender, and Bank of America, N.A., as an issuing lender (the "Existing Credit Agreement"). The Existing Credit Agreement provides for a $500 million revolving credit facility. US Ecology entered into the First Amendment, dated as of August 6, 2019, to amend the Existing Credit Facility to, among other things, permit a $400 million incremental term loan, and the First Amendment shall become effective upon the consummation of the Mergers. US Ecology is pursuing a Lender Joinder Agreement and Second Amendment which intends to amend the Credit Agreement to expand the capacity for incremental term loans by an additional $50 million and to incur a $450 million incremental term loan, which incremental term loan shall, together with borrowings under US Ecology's existing revolving credit facility, be used to refinance existing indebtedness of NRCG, to pay the fees and expenses incurred in connection with the Mergers and the transactions in connection therewith and to pay down a portion of the outstanding amount of the existing revolving credit facility.

Golden Parachute Compensation

        The Mergers do not constitute a "change of control" of US Ecology for purposes of any employment agreement, any equity grant agreement or any other compensatory arrangement of a named executive officer of US Ecology. As such, it is not anticipated that the Mergers will trigger any compensation, benefit or acceleration of vesting for any of US Ecology's named executive officers, in any case, that is based on or otherwise relates to the Mergers, whether based on a single-trigger arrangement or a double-trigger arrangement (e.g., amounts triggered by a change of control for which payment is conditioned upon the named executive officer's termination without cause or resignation for good reason, in either case, within a limited time period following the change of control). Accordingly, no amount is reportable in connection with the Mergers with respect to US Ecology's named executive officers pursuant to Item 402(t) of Regulation S-K.

Interests of US Ecology Directors and Executive Officers in the Mergers

        In considering the recommendation of the US Ecology Board, US Ecology stockholders should be aware that certain of US Ecology's executive officers and directors have interests in the Mergers that are different from, or in addition to, those of the US Ecology stockholders generally. These interests may present such executive officers and directors with actual or potential conflicts of interest. The US Ecology Board was aware of these interests during its deliberations on the merits of the Mergers and in deciding to recommend that US Ecology stockholders vote for the US Ecology proposals. For additional information on the interests of US Ecology's directors and officers in the Mergers, see the section entitled "The Mergers—Interests of US Ecology Directors and Executive Officers in the Mergers."

Interests of NRCG Directors and Executive Officers in the Mergers

        In considering the recommendation of the NRCG Board, NRCG common stockholders should be aware that certain of NRCG's directors and executive officers have interests in the Mergers that are different from, or in addition to, those of the NRCG common stockholders generally. These interests may present such directors and executive officers with actual or potential conflicts of interest. The NRCG Board was aware of these interests during its deliberations on the merits of the Mergers and in deciding to recommend that NRCG common stockholders vote for the NRCG proposals.

        These interests include the fact that: (1) certain NRCG non-employee directors are party to certain NRCG stock option agreements that provide for accelerated vesting in connection with the Mergers (estimated total intrinsic value for all NRCG non-employee directors of NRCG stock options based on the closing price per share of NRCG Common Stock on September 6, 2019, as reported on the NYSE American, and taking into account the $10.25 exercise price per share: $252,000) (see the section entitled "The Mergers—Interests of NRCG Directors and Executive Officers in the Mergers—NRCG Stock Options" for more information on the treatment of these NRCG stock options); (2) NRCG's executive officers are party to certain NRCG RSU agreements (estimated total fair market value for all NRCG executive officers of NRCG RSUs based on the closing price per share of NRCG Common Stock on September 6, 2019, as reported on the NYSE American: $4.5 million) (see the section entitled "The Mergers—Interests of NRCG Directors and Executive Officers in the Mergers—NRCG Restricted Stock Units" for more information on the treatment of NRCG RSUs; for the avoidance of doubt the NRCG RSUs held by the NRCG executive officers are being treated the same as all other NRCG RSUs in connection with the Mergers); and (3) NRCG's executive officers are party to certain agreements that provide for severance payments and the vesting of equity awards in connection with a qualifying termination of employment (estimated total value for all executive officers: $7.3 million) (see the sections entitled "The Mergers—Interests of NRCG Directors and Executive Officers in the Mergers—NRCG Employment Agreements" and "The Mergers—Interests of NRCG Directors and Executive Officers in the Mergers—Equity Acceleration Under Restricted Stock Unit Agreements" for more information on such agreements). For additional information on the interests of NRCG's directors and executive officers in the Mergers and the assumptions used in the quantifiable disclosure above, see the section entitled "The Mergers—Interests of NRCG Directors and Executive Officers in the Mergers," including the subsections to such section entitled "—Consideration for NRCG Common Stock at the Effective Time of the Mergers," "—NRCG Stock Options," "—NRCG Restricted Stock Units," "—NRCG Employment Agreements," "—Equity Acceleration Under Restricted Stock Unit Agreements," "—Employee Benefits" and "—Indemnification and Insurance."

Board of Directors of Holdco (the "Holdco Board"), Management and Certain Governance Matters Following the Mergers

        The US Ecology Board immediately prior to the Effective Time will be the Holdco Board following the Effective Time. The named executive officers of US Ecology immediately prior to the Effective Time shall be the named executive officers of Holdco following the Effective Time. The corporate headquarters for the combined company and its subsidiaries will be located at the corporate headquarters of US Ecology in Boise, Idaho.

Litigation Related to the Mergers

        Certain litigation is pending regarding the treatment of NRCG Series A Preferred Stock in the Mergers. For more information, see the section entitled "The Mergers—Litigation Related to the Mergers."

        US Ecology and NRCG, as applicable, have agreed to promptly advise the other party of any litigation commenced, or to its knowledge threatened, after the date of the Merger Agreement against such party or any of their respective directors by any stockholder of such party (on their own behalf or on behalf of such party) relating to the Merger Agreement or the transactions contemplated by the Merger Agreement (including the Mergers), and to keep the other party reasonably informed regarding any such litigation. US Ecology and NRCG, as applicable, have agreed to give the other party the opportunity to consult with such party regarding the defense or settlement of any such stockholder litigation, to consider the other party's views with respect to such stockholder litigation, and that no such settlement will be agreed to without the other party's prior written consent (which consent must not be unreasonably withheld, conditioned or delayed).

Regulatory Clearances Required for the Mergers

        US Ecology and NRCG have each agreed to take certain actions in order to obtain the regulatory clearances required to complete the Mergers. Required regulatory clearances include expiration or termination of the required waiting period under the HSR Act, following required notifications and review by either the Federal Trade Commission (the "FTC") or the Antitrust Division of the U.S. Department of Justice (the "Antitrust Division"). On July 8, 2019, each of US Ecology and JFL-AIV Investors III-JA, L.P. (as the controlling stockholder of NRCG) filed its notification under the HSR Act. On July 16, 2019, each of US Ecology and JFL-AIV Investors III-JA, L.P. (as the controlling stockholder of NRCG) received early termination of the waiting period under the HSR Act. Accordingly, the condition to the Mergers related to obtaining that clearance has been satisfied.

        The antitrust and competition laws of certain foreign countries often apply to transactions such as the Mergers, and notifications may be required when such laws are applicable. However, US Ecology and NRCG do not believe that any such foreign antitrust filings are required in connection with the Mergers, and accordingly, the obligations of US Ecology and NRCG to consummate the Mergers are not subject to conditions precedent related to any such foreign antitrust filings.

Amended and Restated Certificate of Incorporation of Holdco

        The Holdco Amended Charter will govern the rights of the stockholders of the combined company following the Effective Time and will be in substantially the same form attached as Annex E to this joint proxy statement/prospectus. Please see the section entitled "Comparison of Rights of US Ecology Stockholders, NRCG Stockholders and Holdco Stockholders" for a discussion of the Holdco Amended Charter. At the Effective Time, the Holdco Board also expects to adopt the Holdco Amended Bylaws, which will be in substantially the form attached hereto as Annex F.

Completion of the Mergers

        US Ecology and NRCG are working to complete the Mergers as soon as practicable and expect the closing of the Mergers to occur in the fourth quarter of 2019. However, the Mergers are subject to the satisfaction or waiver of various conditions, and it is possible that factors outside the control of Holdco, US Ecology and NRCG could result in the Mergers being completed at a later time or not at all. There may be a substantial amount of time between the US Ecology Special Meeting, NRCG Special Meeting and the completion of the Mergers.

The Merger Agreement

Merger Consideration

        In the ECOL Merger, each share of ECOL Common Stock issued and outstanding immediately prior to the Effective Time (other than cancelled shares) will be converted into the right to receive one share of Holdco Common Stock. Outstanding equity awards of US Ecology will be exchanged for substantially similar equity awards of Holdco on a one-for-one basis. Each share of ECOL Common Stock that is held by US Ecology as treasury stock or that is owned by US Ecology, ECOL Merger Sub, or any of their respective direct or indirect wholly-owned subsidiaries immediately prior to the Effective Time will cease to be outstanding and will automatically be cancelled and will cease to exist, without any conversion thereof, and no consideration will be delivered in exchange therefor.

        In the NRCG Merger, each share of NRCG Common Stock issued and outstanding immediately prior to the Effective Time (other than cancelled shares) will be converted into the right to receive, and become exchangeable for, (1) 0.196 of a share of Holdco Common Stock for each share of NRCG Common Stock (2) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Common Stock in accordance with the Merger Agreement. Also in the NRCG Merger, each share of NRCG Series A Preferred Stock (other than shares owned by US Ecology, Holdco, Rooster Merger Sub, NRCG or any of their respective subsidiaries, which will cease to remain outstanding and will be canceled and cease to exist) will be converted into the right to receive, and become exchangeable for, (1) a whole number of shares of Holdco Common Stock equal to the product of (a) the number of shares of NRCG Common Stock that such share of NRCG Series A Preferred Stock could be converted into at the Effective Time (including Fundamental Change Additional Shares and Accumulated Dividends (each, as defined in the NRCG Series A Certificate of Designations)) multiplied by (b) the NRCG Exchange Ratio, (2) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Series A Preferred Stock in accordance with the Merger Agreement. Outstanding equity awards of NRCG will be exchanged for substantially similar equity awards of Holdco pursuant to the mechanics set forth in the Merger Agreement. In the NRCG Merger, each share of NRCG Common Stock that is held by NRCG as treasury stock or that is owned by NRCG, Rooster Merger Sub or any other subsidiary of US Ecology or NRCG immediately prior to the Effective Time will cease to be outstanding and will automatically be cancelled and will cease to exist, without any conversion thereof, and no consideration will be delivered in exchange therefor.

        At the Effective Time, US Ecology shall cause all shares of Holdco Common Stock that are issued and outstanding immediately prior to the Effective Time to be surrendered and cancelled and cease to exist, with no consideration delivered in exchange therefor.

No Solicitation of Takeover Proposal Proposals

        The Merger Agreement prohibits US Ecology, NRCG and their respective subsidiaries from soliciting or engaging in discussions or negotiations with a third-party with respect to a proposal for a competing transaction, including the acquisition of a significant interest in ECOL Common Stock or its assets or NRCG Common Stock or its assets. However, the respective board of directors of each of US Ecology and NRCG may, subject to certain conditions, change its recommendation to its respective stockholders, terminate the Merger Agreement and enter into an agreement with respect to a superior alternative proposal if the respective board of directors of US Ecology or NRCG determines in its reasonable good faith judgment, after consultation with its outside legal counsel and financial advisor, that the alternative proposal is more favorable from a financial point of view to US Ecology's or NRCG's stockholders, as applicable, than the transactions contemplated by the Merger Agreement.

Conditions to Completion of the Mergers

        Each party's obligation to consummate the Mergers is conditioned upon the satisfaction or waiver of each of the following:

  •
  approval of the NRCG Merger Agreement Proposal by NRCG common stockholders and the approval of each of the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal and Holdco Charter Amendment Proposal by US Ecology stockholders;

  •
  authorization of the listing on Nasdaq of the shares of Holdco Common Stock to be issued to US Ecology stockholders and NRCG stockholders pursuant to the Mergers, subject to official notice of issuance;

  •
  effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part and the absence of a stop order in respect thereof;

  •
  the waiting period applicable to the Mergers under the HSR Act (or any extension thereof) having expired or been earlier terminated (on July 16, 2019, each of US Ecology and JFL-AIV Investors III-JA, L.P. (as the controlling stockholder of NRCG) received early termination of the waiting period under the HSR Act); and

  •
  the absence of a governmental entity having jurisdiction enacting any laws or issuing any final and non-appealable orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the Mergers, the Holdco stock issuance, or the other transactions contemplated by the Merger Agreement.

        In addition, the obligations of each of US Ecology, Holdco, ECOL Merger Sub and Rooster Merger Sub on the one hand, and NRCG, on the other hand, to consummate the Mergers is conditioned upon the satisfaction or waiver of each of the following:

  •
  the representations and warranties of the other party, other than the representations related to corporate organization, standing and power, capital structure, the authority with respect to the execution, delivery, and performance of the Merger Agreement and the due and valid authorization and enforceability of the Merger Agreement, non-contravention, board approval, anti-takeover statutes, absence of certain changes or events, the fees payable to a financial advisor, broker or finder in connection with the transactions under the Merger Agreement, will be true and correct in all respects (without giving effect to any limitation indicated by the words "material adverse effect," "in all material respects," "in any material respect," "material," or "materially") as of immediately prior to the Effective Time (other than those representations and warranties that address matters only as of a particular date, which need only be true and correct as of such date) except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

  •
  the representation and warranties of the other party relating to capital structure are true and correct in all respects as of immediately prior to the Effective Time (except to the extent such representations or warranties address matters only as of a particular date, which need only be true and correct as of such date), except for de minimis inaccuracies;

  •
  the representations and warranties of the other party relating to corporate organization, standing and power, the authority with respect to the execution, delivery, and performance of the Merger Agreement and the due and valid authorization and enforceability of the Merger Agreement, non-contravention, board approval, anti-takeover statutes, absence of certain changes or events and the fees payable to a financial advisor, broker or finder in connection with the transactions under the Merger Agreement, will be true and correct in all respects as of immediately prior to the Effective Time (except to the extent such representations or warranties address matters only as of a particular date, which need only be true and correct as of such date);

  •
  the other party (and, in the case of NRCG, Holdco, ECOL Merger Sub and Rooster Merger Sub) having performed or complied with, in all material respects, all of its agreements and covenants under the Merger Agreement at or prior to the closing of the Mergers;

  •
  the absence of any material adverse effect as of the Effective Time with respect to such party that is continuing;

  •
  receipt of a certificate executed by an executive officer of the other party certifying as to the satisfaction of the conditions with respect to the accuracy of such party's representations and warranties, performance of its covenants and the absence of any material adverse effect with respect to such party that is continuing; and

  •
  each of US Ecology and NRCG receiving an opinion from Dechert or Jones Day to the effect that, in the case of US Ecology, the Mergers will each qualify as a "reorganization" within the meaning of Section 368(a) of the Code or, alternatively, the Mergers together will be treated as an "exchange" described in Section 351 of the Code and, in the case of NRCG, the NRCG Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code or, alternatively, the NRCG Merger, together with the ECOL Merger, will be treated as an "exchange" described in Section 351 of the Code.

Termination of the Merger Agreement

        US Ecology and NRCG may mutually agree to terminate the Merger Agreement at any time. Either US Ecology or NRCG may also terminate the Merger Agreement if the Mergers are not completed by December 23, 2019, unless extended pursuant to the Merger Agreement, and the failure of the Mergers to be consummated by such date is not caused by the terminating party's breach of any representation, warranty, covenant, or agreement set forth in the Merger Agreement. See the section entitled "The Merger Agreement—Termination of the Merger Agreement" for a discussion of these and other rights of each of US Ecology and NRCG to terminate the Merger Agreement.

Expenses and Termination Fees

        Generally, all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring those expenses, subject to the specific exceptions discussed in this joint proxy statement/prospectus where (1) US Ecology may be required to pay a termination fee of $60 million to NRCG and (2) NRCG may be required to pay a termination fee of $35 million to US Ecology. In addition, US Ecology may be required to pay NRCG an expense reimbursement payment in the amount of up to $10 million if the US Ecology stockholder proposals are not approved at the US Ecology Special Meeting. See the section entitled "The Merger Agreement—Expenses and Termination Fees; Liability for Breach" of this joint proxy statement/prospectus for a discussion of the circumstances under which such termination fee and expense reimbursement payment will be required to be paid.

Support Agreement, Investor Agreement and Registration Rights Agreement

        Simultaneously with the execution of the Merger Agreement, US Ecology entered into the Support Agreement with Holdco, Rooster Merger Sub and the JFL Entities. As of each of the date of the Merger Agreement and the NRCG Record Date, the JFL Entities were the registered holders of approximately 66% of the currently issued and outstanding NRCG Common Stock. Pursuant to the Support Agreement, the JFL Entities have agreed, among other things, to vote all of their shares of NRCG Common Stock in favor of the adoption of the Merger Agreement. As a result, and subject to the Support Agreement, the approval of the NRCG Merger Agreement Proposal is effectively assured. The Support Agreement is attached hereto as Annex B.

        Also in connection with the execution of the Merger Agreement, US Ecology entered into the Investor Agreement with Holdco, the JFL Entities and, solely with respect to Section 4 thereof, NRCG, pursuant to which each of the JFL Entities agreed, among other things, to (1) a standstill for a period lasting until the earlier of (a) 120 days after the closing date of the Mergers and (b) the date the JFL Entities cease to own any Holdco Common Stock and (2) lock-up restrictions for a period of 60 days from the closing of the Mergers with respect to 1/3 of the shares held by the JFL Entities at closing of the Mergers, 90 days from the closing of the Mergers with respect to 1/3 of the shares held by the JFL Entities at closing of the Mergers and 120 days from the closing of the Mergers with respect to 1/3 of the shares held by the JFL Entities immediately following closing of the Mergers. The Investor Agreement is attached hereto as Annex C.

        In addition, in connection with the execution of the Merger Agreement, US Ecology entered into the Registration Rights Agreement with Holdco and the JFL Entities, pursuant to which US Ecology granted the JFL Entities certain demand and piggyback registration rights with respect to the registration of the Registrable Securities. The Registration Rights Agreement is attached hereto as Annex D.

        For additional information regarding the Support Agreement, Investor Agreement and Registration Rights Agreement, see the section entitled "The Mergers—Support Agreement, Investor Agreement and Registration Rights Agreement."

Accounting Treatment

        Holdco will prepare its financial statements in accordance with accounting principles generally accepted in the United States ("GAAP"). US Ecology will be treated as the acquirer for accounting purposes.

Appraisal Rights

        Under the DGCL, holders of NRCG Common Stock and ECOL Common Stock are not entitled to appraisal rights in connection with the Mergers. Under the DGCL and the Merger Agreement, holders of NRCG Series A Preferred Stock will be entitled to appraisal rights in connection with the NRCG Merger. See the section entitled "Appraisal Rights" for more information regarding appraisal rights to which holders of NRCG Series A Preferred Stock will be entitled.

Risk Factors

        In deciding how to vote your shares of ECOL Common Stock or NRCG Common Stock, you should read carefully this entire joint proxy statement/prospectus, including the documents incorporated by reference herein and the annexes and exhibits hereto, and in particular, you should read the "Risk Factors" section of this joint proxy statement/prospectus. See also the section entitled "Where You Can Find More Information."

Listing of Holdco Common Stock; De-Listing and Deregistration of ECOL Common Stock and NRCG Common Stock and Warrants

        It is a condition to the completion of the Mergers that the shares of Holdco Common Stock to be issued to US Ecology stockholders and NRCG stockholders pursuant to the Mergers be authorized for listing on Nasdaq, subject to official notice of issuance, and US Ecology and NRCG have agreed to use their reasonable best efforts to cause such shares (including shares of Holdco Common Stock reserved for issuance upon exercise of Holdco stock options and the Replacement Warrants) to be listed on Nasdaq. Upon completion of the Mergers, shares of ECOL Common Stock currently listed on Nasdaq and shares of NRCG Common Stock and NRCG Warrants currently listed on the NYSE American will cease to be listed on their respective stock exchanges and will be subsequently deregistered under the Exchange Act. Immediately following the consummation of the Mergers, Holdco will be renamed "US Ecology, Inc." and shares of Holdco Common Stock will be listed on Nasdaq under the symbol "ECOL." The parties to the Merger Agreement intend for Holdco to list the Replacement Warrants on Nasdaq in connection with the closing of the Mergers under the symbol "ECOLW."

Comparison of Rights of US Ecology Stockholders, NRCG Stockholders and Holdco Stockholders

        US Ecology stockholders and NRCG stockholders receiving merger consideration will have rights different from their rights prior to the Effective Time once they become stockholders of Holdco due to differences between the governing corporate documents of US Ecology and NRCG, respectively, and the proposed governing corporate documents of Holdco. The Holdco Amended Charter will be substantially identical to the existing amended and restated certificate of incorporation of US Ecology (the "US Ecology Charter"), with the addition of certain provisions to adopt ownership qualifications, restrictions, requirements and procedures to facilitate Holdco's compliance with the U.S. citizenship requirements of the Jones Act. Please see the section entitled "Comparison of Rights of US Ecology Stockholders, NRCG Stockholders and Holdco Stockholders" for a discussion of these differences.

The US Ecology Special Meeting

        The US Ecology Special Meeting is scheduled to be held at the offices of US Ecology located at 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, on October 23, 2019 at 10:00 a.m., local time, subject to any adjournments or postponements thereof. The US Ecology Special Meeting is being held in order for US Ecology stockholders to consider and vote on:

  •
  the US Ecology Merger Agreement Proposal;

  •
  the Holdco Stock Issuance Proposal;

  •
  the Holdco Charter Amendment Proposal; and

  •
  the US Ecology Adjournment Proposal.

        Only holders of record of ECOL Common Stock at the close of business on the US Ecology Record Date, are entitled to notice of, and to vote at, the US Ecology Special Meeting or any adjournments or postponements thereof. At the close of business on the US Ecology Record Date, 22,080,545 shares of ECOL Common Stock were issued and outstanding, less than 1% of which were held by US Ecology's directors and executive officers. US Ecology currently expects that US Ecology's directors and executive officers will vote their shares in favor of each proposal being submitted to a vote of the US Ecology stockholders at the US Ecology Special Meeting, although no director or executive officer has entered into any agreement obligating him or her to do so.

        You may cast one vote for each share of ECOL Common Stock you own. The US Ecology Merger Agreement Proposal and the Holdco Charter Amendment Proposal each require the affirmative vote of the holders of a majority of the issued and outstanding shares of ECOL Common Stock entitled to vote on the proposal. The Holdco Stock Issuance Proposal and the US Ecology Adjournment Proposal each require the affirmative vote of the majority of all votes cast at the US Ecology Special Meeting and entitled to vote thereon. Failures to vote, abstentions and broker non-votes will have the effect of a vote against the US Ecology Merger Agreement Proposal and the Holdco Charter Amendment Proposal. Failures to vote, abstentions and broker non-votes will have no effect on the outcome of the Holdco Stock Issuance Proposal or the US Ecology Adjournment Proposal. If a quorum is not present, the US Ecology Special Meeting may be adjourned by the chairman of the US Ecology Special Meeting or the holders of a majority of shares of the ECOL Common Stock entitled to vote who are present, in person or by proxy, to another place, date, or time without notice other than announcement at the meeting, until a quorum shall be present or represented.

The NRCG Special Meeting

        The NRCG Special Meeting is scheduled to be held at 717 Texas, Suite 3300, Houston, Texas 77002, on October 22, 2019 at 9:00 a.m., local time, subject to any adjournments or postponements thereof. The NRCG Special Meeting is being held in order for NRCG common stockholders to consider and vote on:

  •
  the NRCG Merger Agreement Proposal; and

  •
  the NRCG Adjournment Proposal.

        Only holders of record of NRCG Common Stock at the close of business on the NRCG Record Date are entitled to vote at the NRCG Special Meeting or any adjournments or postponements thereof. At the close of business on the NRCG Record Date, 38,050,385 shares of NRCG Common Stock were issued and outstanding, approximately 70% of which were directly held by NRCG's directors, executive officers and the JFL Entities.

        You may cast one vote for each share of NRCG Common Stock you own. Assuming a quorum is present, the approval of the NRCG Merger Agreement Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of NRCG Common Stock entitled to vote on the proposal and the approval of the NRCG Adjournment Proposal requires the affirmative vote of the majority of all votes cast at the NRCG Special Meeting and entitled to vote thereon. Failures to vote, abstentions and broker non-votes will have the effect of a vote against the NRCG Merger Agreement Proposal. Failures to vote, abstentions and broker non-votes will have no effect on the outcome of the NRCG Adjournment Proposal.

        If a quorum is not present, the NRCG Special Meeting may be adjourned by the chairman of the NRCG Special Meeting until a quorum shall be present or represented, to reconvene at the same or another place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

 SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF US ECOLOGY

        The following table presents selected historical consolidated financial data for US Ecology, Inc. and subsidiaries as of and for each of the years ended December 31, 2018, 2017, 2016, 2015 and 2014, and as of and for the six months ended June 30, 2019 and 2018. The selected historical consolidated financial data as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016 were derived from the audited consolidated financial statements of US Ecology, Inc. and subsidiaries contained in its Annual Report on Form 10-K for the year ended December 31, 2018, which is incorporated herein by reference. The selected historical consolidated financial data as of December 31, 2016, 2015 and 2014 and for the years ended December 31, 2015 and 2014 were derived from the audited consolidated financial statements of US Ecology, Inc. and subsidiaries, which is not incorporated herein by reference. The selected historical consolidated financial data as of June 30, 2019 and for the six months ended June 30, 2019 and 2018 were derived from US Ecology, Inc. and subsidiaries' unaudited interim consolidated financial statements included in US Ecology's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, which is incorporated herein by reference. The selected historical consolidated financial data as of June 30, 2018 were derived from US Ecology, Inc. and subsidiaries' unaudited interim consolidated financial statements, which is not incorporated herein by reference.

        The information set forth below is only a summary and is not necessarily indicative of the results of future operations of US Ecology nor does it include the effects of the Mergers. Interim results for the six months ended June 30, 2019 are not necessarily indicative of, and are not projections for, the results to be expected for the fiscal year ended December 31, 2019.

        You should read this summary historical consolidated financial data together with the consolidated financial statements that are incorporated by reference into this joint proxy statement/prospectus and their accompanying notes and management's discussion and analysis of the financial condition and results of operations of US Ecology contained in the Annual Report on Form 10-K for the year ended December 31, 2018 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. For more information, see the section entitled "Where You Can Find More Information" in this joint proxy statement/prospectus.

	As of December 31,					As of June 30,
(in thousands except per share amounts)	2018	2017	2016	2015	2014	2019	2018
Balance Sheet Data
Cash and cash equivalents and restricted cash	$32,753	$28,799	$8,722	$5,989	$22,971	$18,508	$54,079
Total assets	$947,898	$802,076	$776,400	$771,987	$910,047	$961,416	$824,663
Total liabilities	$588,681	$477,999	$496,376	$515,852	$658,710	$584,657	$484,363
Total stockholders' equity	$359,217	$324,077	$280,024	$256,135	$251,337	$376,759	$340,300

	Years Ended December 31,					Six Months Ended June 30,
(in thousands except per share amounts)	2018	2017	2016	2015	2014	2019	2018
Statements of Operations Data:
Revenue	$565,928	$504,042	$477,665	$563,070	$447,411	$286,839	$256,971
Operating income	$74,088	$59,758	$70,029	$71,631	$72,450	$40,470	$33,731
Income before income taxes	$64,858	$42,970	$55,301	$46,855	$61,050	$32,970	$30,241
Net income	$49,595	$49,365	$34,252	$25,611	$38,236	$23,534	$22,463
Earnings per share—basic	$2.27	$2.27	$1.58	$1.18	$1.78	$1.07	$1.03
Earnings per share—diluted	$2.25	$2.25	$1.57	$1.18	$1.77	$1.06	$1.02

 SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF NRCG

        On October 17, 2018, NRCG, formerly known as Hennessy Capital Acquisition Corp. III ("HCAC"), acquired NRC Group Holdings, LLC ("NRC Group") pursuant to that certain Purchase Agreement, dated as of June 25, 2018, and amended on July 12, 2018 (the "2018 Purchase Agreement"), by and between JFL Partners and NRCG (f/k/a Hennessey Capital Acquisition Corp.). The business combination was accounted for as a reverse merger in which NRC Group was the accounting acquirer. Except as otherwise provided herein, this financial statement presentation includes (1) the results of NRC Group and its subsidiaries for periods prior to the completion of the business combination mentioned in the prior sentence and (2) the results of NRCG (including the consolidation of NRC Group and its subsidiaries) for periods after the completion of such business combination.

        The following table presents selected historical consolidated financial data for NRCG as of and for each of the years ended December 31, 2018, 2017 and 2016, and as of and for the six months ended June 30, 2019 and 2018. The selected historical consolidated financial data as of and for each of the years ended December 31, 2018, 2017 and 2016 were derived from the audited consolidated financial statements of NRCG contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed on March 25, 2019, which is incorporated herein by reference. The selected historical consolidated financial data as of June 30, 2019 and for the six months ended June 30, 2019 and 2018 were derived from NRCG's unaudited interim consolidated financial statements included in NRCG's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed on August 7, 2019, incorporated herein by reference. The selected historical consolidated financial data as of June 30, 2018 were derived from NRCG's unaudited interim consolidated financial statements for the period ended June 30, 2018, which is not incorporated herein by reference. NRCG's unaudited interim consolidated financial statements as of June 30, 2019 and 2018 and for the six months ended June 30, 2019 and 2018 include, in NRCG's opinion, all adjustments consisting of normal and recurring adjustments considered necessary for a fair presentation of the results for these periods.

        The information set forth below is only a summary and is not necessarily indicative of the results of future operations of NRCG nor does it include the effects of the Mergers. Interim results as of and for the six months ended as of June 30, 2019 are not necessarily indicative of, and are not projections for, the results to be expected for the fiscal year ended December 31, 2019.

        You should read this summary historical consolidated financial data together with the financial statements that are incorporated by reference into this joint proxy statement/prospectus and their accompanying notes and management's discussion and analysis of the financial condition and results of operations of NRCG contained in such reports. For more information, see the section entitled "Where You Can Find More Information" of this joint proxy statement/prospectus.

	As of December 31,			As of June 30,
(in thousands except per share amounts)	2018	2017	2016	2019	2018
Balance Sheet Data
Cash and cash equivalents and restricted cash	$18,365	$10,570	$15,704	$22,615	$9,257
Total assets	$376,127	$302,105	$276,658	$421,266	$329,228
Total liabilities	$407,671	$259,006	$243,999	$463,661	$350,965
Total stockholders' equity (deficit)	$(31,544)	$43,099	$32,659	$(42,395)	$(21,736)

	Years Ended December 31,			Six Months Ended June 30,
(in thousands except per share amounts)	2018	2017	2016	2019	2018
Statements of Operations Data:
Operating revenue	$360,170	$277,631	$231,709	$222,335	$152,924
Operating income (loss)	$(21,465)	$20,640	$(38,897)	$(3,689)	$8,731
Income (loss) before income taxes	$(46,960)	$6,119	$(52,330)	$(17,888)	$(1,589)
Net income (loss)	$(47,257)	$5,672	$(49,146)	$(18,575)	$(569)
Dividend on Series A convertible preferred stock	$(1,511)	$—	$—	$(3,675)	$—
Net income (loss) per share, basic and diluted	$(1.95)	$0.26	$(2.46)	$(0.60)	$(0.03)
Dividends declared per Series A convertible preferred share	$1.44	$—	$—	$3.50	$—

 SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

        The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2019 and for the year ended December 31, 2018 combine the historical consolidated statements of operations of US Ecology and NRCG, giving effect to the Mergers as if they had occurred on January 1, 2018, the first day of the fiscal year ended December 31, 2018. The unaudited pro forma condensed combined balance sheet as of June 30, 2019, combines the historical consolidated balance sheets of US Ecology and NRCG, giving effect to the Mergers as if they had occurred on June 30, 2019. Such unaudited pro forma condensed combined financial data is based on the historical financial statements of US Ecology and NRCG and gives effect to the Mergers under the acquisition method of accounting. The unaudited pro forma condensed combined financial information is based on certain significant assumptions and adjustments as discussed in the section entitled "Unaudited Pro Forma Condensed Combined Financial Statements" and has been prepared for informational purposes only. The following should be read in connection with the section of this joint proxy statement/prospectus entitled "Unaudited Pro Forma Condensed Combined Financial Statements," and other information included in or incorporated by reference into this document.

	Unaudited Pro Forma Condensed Combined
	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
	(in thousands, except per share amounts)
Condensed Combined Statements of Operations Data:
Revenue	$508,057	$923,947
Operating income	$31,323	$25,351
Net income (loss)	$2,962	$(18,525)
Income (loss) per share:	$0.09	$(0.59)
Diluted income (loss) per share:	$0.09	$(0.59)

As of June 30, 2019
(in thousands)
Condensed Combined Balance Sheet Data:
Total cash and cash equivalents	$90,572
Total assets	$2,224,805
Long-term debt, including current portion	$768,725
Total stockholders' equity	$948,914

 COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

        Presented below are US Ecology's and NRCG's historical per share data for the six months ended June 30, 2019 and the year ended December 31, 2018. Holdco unaudited pro forma combined per share data for the six months ended June 30, 2019 and the year ended December 31, 2018 and NRCG unaudited pro forma equivalent per share data for the six months ended June 30, 2019 and the year ended December 31, 2018. This information should be read together with the consolidated financial statements of US Ecology and NRCG and the related notes that are incorporated by reference in this joint proxy statement/prospectus and with the unaudited pro forma combined financial data included in the section entitled "Unaudited Pro Forma Condensed Combined Financial Statements" of this joint proxy statement/prospectus. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Mergers had been completed as of the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined company. The historical book value per share is computed by dividing total stockholders' equity (deficit) by the number of shares of common stock issued and outstanding at the end of the period. The pro forma income (loss) per share of the combined company is computed by dividing the pro forma income (loss) by the pro forma weighted average number of shares issued and outstanding. The pro forma book value per share of the combined company is computed by dividing total pro forma stockholders' equity (deficit) by the pro forma number of shares of common stock issued and outstanding at the end of the period. The NRCG unaudited pro forma equivalent per share financial information for each is computed by multiplying the Holdco unaudited pro forma combined per share amounts by the respective exchange ratio (0.196 shares of Holdco Common Stock for each share of NRCG Common Stock).

US Ecology—Historical	Six Months Ended June 30, 2019	Year Ended December 31, 2018
Net income per common share:
Basic	$1.07	$2.27
Diluted	$1.06	$2.25
Book value per share of common stock	$17.06	$16.30

NRCG—Historical	Six Months Ended June 30, 2019	Year Ended December 31, 2018
Net loss per common share:
Basic	$(0.60)	$(1.95)
Diluted	$(0.60)	$(1.95)
Book value per share of common stock	$(1.11)	$(0.85)

Holdco unaudited pro forma combined amounts	Six Months Ended June 30, 2019	Year Ended December 31, 2018
Net income (loss) per common share:
Basic	$0.09	$(0.59)
Diluted	$0.09	$(0.59)
Book value per share of common stock	$30.27	N/A

NRCG unaudited pro forma equivalent per share data	Six Months Ended June 30, 2019	Year Ended December 31, 2018
Net income (loss) per common share:
Basic	$0.02	$(0.12)
Diluted	$0.02	$(0.12)
Book value per share of common stock	$5.93	N/A

 COMPARATIVE STOCK PRICE DATA AND DIVIDENDS

        Shares of ECOL Common Stock are listed on Nasdaq under the symbol "ECOL." Shares of NRCG Common Stock are listed on the NYSE American under the symbol "NRCG." The following table presents the closing price per share of ECOL Common Stock and NRCG Common Stock and the implied value of the ECOL Common Stock merger consideration and the NRCG Common Stock merger consideration on June 21, 2019, the last full trading day before public announcement that US Ecology and NRCG had entered into the Merger Agreement, and September 6, 2019, the last practicable trading day before the date of this joint proxy statement/prospectus.

	US Ecology Common Stock	NRCG Common Stock	Implied Per Share Value of ECOL Common Stock Merger Consideration(1)	Implied Per Share Value of NRCG Common Stock Merger Consideration(2)
June 21, 2019	$62.74	$8.83	$62.74	$12.30
September 6, 2019	$61.74	$11.93	$61.74	$12.10

(1)
The implied per share value of ECOL Common Stock merger consideration has been determined by multiplying the market price of one share of ECOL Common Stock on each of the dates by the US Ecology exchange ratio of 1.0 shares of Holdco Common Stock for each share of ECOL Common Stock.

(2)
The implied per share value of NRCG Common Stock merger consideration has been determined by multiplying the market price of one share of ECOL Common Stock on each of the dates by the NRCG Exchange Ratio of 0.196 of a share of Holdco Common Stock for each share of NRCG Common Stock.

        The market prices of ECOL Common Stock and NRCG Common Stock have fluctuated since the date of the announcement of the Merger Agreement and may continue to fluctuate from the date of this joint proxy statement/prospectus to the dates of the US Ecology Special Meeting and NRCG Special Meeting and the date the Mergers are completed. US Ecology stockholders and NRCG stockholders will be entitled to receive a fixed number of shares of Holdco Common Stock in the ECOL Merger and the NRCG Merger, respectively, rather than a number of shares of Holdco Common Stock with a particular fixed market value. Because the exchange ratios will not be adjusted for changes in the market price of either ECOL Common Stock or NRCG Common Stock, the market value of Holdco Common Stock that US Ecology stockholders and NRCG stockholders will have the right to receive pursuant to the Merger Agreement may vary significantly from the market value of the Holdco Common Stock that US Ecology stockholders and NRCG stockholders would receive if the Mergers were completed on the date of this joint proxy statement/prospectus. See the section entitled "Risk Factors—Risks Factors Relating to the Mergers—US Ecology stockholders and NRCG stockholders cannot be sure of the value of the merger consideration they will receive." No assurance can be given concerning the market prices of ECOL Common Stock or NRCG Common Stock before completion of the Mergers or of Holdco Common Stock after completion of the Mergers. We urge you to obtain current market quotations for ECOL Common Stock and NRCG Common Stock and to review carefully the other information contained in this joint proxy statement/prospectus or incorporated by reference into this joint proxy statement/prospectus prior to voting your shares. For more information, see the section entitled "Where You Can Find More Information."

        As of September 6, 2019, the last date before the date of this joint proxy statement/prospectus for which it was practicable to obtain this information, there were 22,080,545 shares of ECOL Common Stock outstanding and approximately 194 holders of record of ECOL Common Stock, and 38,050,385 shares of NRCG Common Stock outstanding and approximately 44 holders of record of NRCG Common Stock.

Dividends

        US Ecology has paid a quarterly dividend of $0.18 per share of ECOL Common Stock for the past several years. US Ecology most recently paid a cash dividend on July 1, 2019 of $0.18 per share. US Ecology currently expects to continue to pay quarterly cash dividends, although they remain subject to determination and declaration by the US Ecology Board. The payment of future dividends, if any, will be based on several factors, including US Ecology's financial performance, outlook and liquidity.

        Upon completion of the Mergers, any future determination regarding dividend or distribution payments will be at the discretion of the Holdco Board, subject to applicable limitations under the DGCL.

RISK FACTORS

        In addition to the other information included and incorporated by reference in this joint proxy statement/prospectus, including the matters addressed in the section entitled "Cautionary Statement Regarding Forward-Looking Statements," you should carefully consider the following risks before deciding how to vote. In addition, you should read and consider the risks associated with each of the businesses of NRCG and US Ecology because these risks will also affect the combined company. These risks can be found in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed on March 25, 2019, in the case of NRCG, and in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed on February 28, 2019, and any amendments thereto, in the case of US Ecology, as such risks may be updated or supplemented in each company's subsequently filed Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, which are incorporated by reference into this joint proxy statement/prospectus. You should also read and consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference in this joint proxy statement/prospectus. See the section entitled "Where You Can Find More Information" of this joint proxy statement/prospectus.

Risk Factors Relating to the Mergers

US Ecology stockholders and NRCG stockholders cannot be sure of the value of the merger consideration they will receive.

        US Ecology stockholders and NRCG stockholders will be entitled to receive a fixed number of shares of Holdco Common Stock in the ECOL Merger and the NRCG Merger, respectively, rather than a number of shares of Holdco Common Stock with a particular fixed market value. The market values of ECOL Common Stock and NRCG Common Stock at the Effective Time may vary significantly from their prices on the date prior to the date the Merger Agreement was executed, the date of this joint proxy statement/prospectus or the date on which US Ecology stockholders and NRCG common stockholders vote on the proposal to adopt the Merger Agreement. Because the exchange ratios are fixed and will not be adjusted to reflect any changes in the market prices of ECOL Common Stock or NRCG Common Stock, the market value of the Holdco Common Stock issued in the ECOL Merger or the NRCG Merger, as applicable, and the ECOL Common Stock and NRCG Common Stock surrendered in the ECOL Merger and the NRCG Merger, respectively, may be higher or lower than the values of these shares on earlier dates. All of the merger consideration to be received by US Ecology stockholders and NRCG stockholders will be Holdco Common Stock (other than any cash in lieu of fractional shares received by NRCG stockholders). At the time of the special meetings, US Ecology stockholders and NRCG stockholders will not know or be able to determine the value of the Holdco Common Stock they may receive upon completion of the Mergers. Changes in the market prices of ECOL Common Stock and NRCG Common Stock may result from a variety of factors that are beyond the control of US Ecology or NRCG, including changes in their respective businesses, operations and prospects, regulatory considerations, governmental actions, and legal proceedings and other developments. Market assessments of the benefits of the Mergers, the likelihood that the Mergers will be completed and general and industry-specific market and economic conditions may also have an effect on the market price of ECOL Common Stock and NRCG Common Stock. Changes in market prices of ECOL Common Stock and NRCG Common Stock may also be caused by fluctuations and developments affecting industry-specific and general economic and market conditions and may have an adverse effect on ECOL Common Stock and NRCG Common Stock prior to the consummation of the Mergers.

        Neither US Ecology nor NRCG is permitted to terminate the Merger Agreement solely because of changes in the market prices of either party's common stock. In addition, the market values of ECOL Common Stock and NRCG Common Stock may vary significantly from the date of the special meetings to the date of the completion of the Mergers. You are urged to obtain up-to-date prices for ECOL Common Stock and NRCG Common Stock. There is no assurance that the Mergers will be completed, that there will not be a delay in the completion of the Mergers or that all or any of the anticipated benefits of the Mergers will be obtained.

        US Ecology and NRCG are working to complete the transactions as promptly as practicable. The parties currently expect that the Mergers will be completed during the fourth quarter of 2019, subject to the satisfaction or waiver of the conditions to the closing of the Mergers. Moreover, during the period between the special meetings and the closing of the Mergers, events, conditions or circumstances could arise that could have a material impact or effect on US Ecology, NRCG or the industries in which they operate.

The market price for Holdco Common Stock may be affected by factors different from those that historically have affected ECOL Common Stock and NRCG Common Stock.

        Upon completion of the Mergers, holders of shares of ECOL Common Stock (other than any shares held in treasury), holders of shares of NRCG Common Stock (other than any shares held in treasury) and holders of NRCG Series A Preferred Stock will become holders of shares of Holdco Common Stock. US Ecology and NRCG each have businesses that differ from each other. Accordingly, the results of operations of Holdco will be affected by some factors that are different from those currently affecting the results of operations of each of US Ecology and NRCG. For a discussion of the businesses of US Ecology and NRCG and of some important factors to consider in connection with those businesses, see the documents incorporated by reference in this joint proxy statement/prospectus and referred to under "Where You Can Find More Information" of this joint proxy statement/prospectus.

Any delay in completing the Mergers may reduce or eliminate the benefits expected to be achieved thereunder.

        The Mergers are subject to a number of conditions beyond US Ecology's and NRCG's control that may prevent, delay or otherwise materially adversely affect their completion. We cannot predict whether and when these other conditions will be satisfied. Any delay in completing the Mergers could cause the combined company not to realize, or to be delayed in realizing, some or all of the synergies and other benefits that the parties expect to achieve if the Mergers are successfully completed within their expected time frame. See the section entitled "The Merger Agreement—Conditions to Completion of the Mergers" in this joint proxy statement/prospectus.

US Ecology and NRCG will be subject to business uncertainties while the Mergers are pending, which may cause a loss of customers, suppliers, management personnel and other key employees that could adversely affect the future business and operations of the combined company.

        Uncertainty about the completion or effect of the Mergers may affect the relationship between US Ecology and NRCG and their respective customers and suppliers and may have an adverse effect on US Ecology and/or NRCG, and consequently on the combined company. These uncertainties may cause customers, suppliers and others that deal with the parties to seek to change existing business relationships with them and to delay or defer decisions concerning US Ecology or NRCG. Changes to existing business relationships, including termination or modification, could negatively affect each of US Ecology's and NRCG's revenues, earnings and cash flow, as well as the market price of its common stock.

        US Ecology and NRCG are dependent on the experience and industry knowledge of their respective officers and other key employees to execute their business plans. The combined company's success after the Mergers will depend in part upon the ability of US Ecology and NRCG to retain management personnel and other key employees. Current and prospective employees of US Ecology and NRCG may experience uncertainty about their roles within the combined company following the Mergers, which may have an adverse effect on the ability of each of US Ecology and NRCG to attract or retain management personnel and other key employees. If key employees depart because of issues related to the uncertainty and difficulty of integration or a desire not to remain with the businesses, the combined company's business following the consummation of the Mergers could be negatively impacted. Accordingly, no assurance can be given that the combined company will be able to attract or retain management personnel and other key employees of US Ecology and NRCG to the same extent that US Ecology and NRCG have previously been able to attract or retain their own employees. A failure by US Ecology, NRCG or, following the completion of the Mergers, the combined company to attract and retain management personnel and other key employees during the period prior to or after the completion of the Mergers could have a negative impact on their respective businesses.

US Ecology and NRCG will be subject to certain contractual restrictions while the Mergers are pending.

        The Merger Agreement restricts each of US Ecology and NRCG from making certain acquisitions and divestitures, issuing or selling securities other than pursuant to certain specified exceptions, and taking other specified actions, if outside the ordinary course of business consistent with past practice, until the earlier of the completion of the Mergers or the termination of the Merger Agreement without the consent of the other party. These restrictions may prevent US Ecology and/or NRCG from pursuing attractive business opportunities that may arise prior to the completion of the Mergers and could have the effect of delaying or preventing other strategic transactions. Adverse effects arising from the pendency of the Mergers could be exacerbated by any delays in consummation of the Mergers or the termination of the Merger Agreement. See the section entitled "The Merger Agreement—Conduct of Business Pending the Effective Time" of this joint proxy statement/prospectus.

Third parties may terminate or alter existing contracts or relationships with US Ecology or NRCG.

        NRCG has contracts with customers, suppliers, landlords, licensors, joint venture partners and other business partners which may require NRCG to obtain consent from these other parties in connection with the Mergers. If these consents cannot be obtained, the counterparties to these contracts and other third parties with which NRCG currently has relationships may have the ability to terminate, reduce the scope of or otherwise materially adversely alter their relationships with NRCG in anticipation of the Mergers, or with the combined company following the Mergers. The pursuit of such rights may result in NRCG or the combined company suffering a loss of potential future revenue or incurring liabilities in connection with a breach of such agreements and may lose rights that are material to its business. Any such disruptions could limit the combined company's ability to achieve the anticipated benefits of the Mergers. The adverse effect of such disruptions could also be exacerbated by a delay in the completion of the Mergers or the termination of the Merger Agreement.

NRCG or US Ecology may waive one or more of the closing conditions without re-soliciting stockholder approval.

        NRCG or US Ecology may determine to waive, in whole or in part, one or more of the conditions to its obligations to consummate the Mergers. NRCG or US Ecology currently expect to evaluate the materiality of any waiver and its effect on NRCG stockholders or US Ecology stockholders, as applicable, in light of the facts and circumstances at the time to determine whether any amendment of this joint proxy statement/prospectus or any re-solicitation of proxies or voting cards is required in light of such waiver. Any determination whether to waive any condition to the Mergers or as to re-soliciting stockholder approval or amending this joint proxy statement/prospectus as a result of a waiver will be made by NRCG or US Ecology, as applicable, at the time of such waiver based on the facts and circumstances as they exist at that time.

The Merger Agreement may be terminated in accordance with its terms and the Mergers may not be completed.

        If the Mergers are not completed by December 23, 2019 (or such later date if extended pursuant to the Merger Agreement), either NRCG or US Ecology may choose not to proceed with the Mergers and to terminate the Merger Agreement, and the parties can mutually decide to terminate the Merger Agreement at any time prior to the consummation of the Mergers, before or after the required NRCG and US Ecology stockholder approvals. In addition, NRCG or US Ecology may elect to terminate the Merger Agreement in certain other circumstances. If the Merger Agreement is terminated, NRCG and US Ecology may incur substantial fees in connection with termination of the Merger Agreement, will not recognize the anticipated benefits of the Mergers and each party may be adversely affected by a number of factors including the inability to pursue other beneficial opportunities and the focus of their respective managements on the Mergers for an extended period of time rather than on management opportunities or other issues. The market price of NRCG Common Stock and/or ECOL Common Stock might decline as a result of any such failures to the extent that the current market prices reflect a market assumption that the Mergers will be completed. See the section entitled "The Merger Agreement—Termination of the Merger Agreement" of this joint proxy statement/prospectus.

US Ecology and NRCG will incur significant transaction costs in connection with the Mergers.

        US Ecology and NRCG have incurred and expect to incur a number of nonrecurring costs associated with the Mergers. These costs and expenses include financial advisory, legal, accounting and other advisory fees and expenses, reorganization and restructuring costs, employee benefit-related expenses, public company filing fees and other regulatory expenses, printing expenses and other related charges. Some of these costs are payable by US Ecology and NRCG regardless of whether the Mergers are completed.

Lawsuits have been and may be filed against US Ecology and NRCG challenging the Mergers and an adverse ruling may prevent the Mergers from being completed.

        US Ecology and NRCG have been and may be targets of lawsuits, including securities class action lawsuits, derivative lawsuits and lawsuits from holders of NRCG capital stock, which could result in substantial costs and may delay or prevent the Mergers from being completed. Securities class action lawsuits and derivative lawsuits are often brought against public companies that have entered into merger agreements. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on US Ecology's and NRCG's respective liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting the closing, then that injunction may delay or prevent the Mergers from being consummated, which may adversely affect US Ecology's and NRCG's respective business, financial position and results of operation. One of the conditions to the closing of the Mergers is the absence of any laws or orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the Mergers, the Holdco stock issuance, or the other transactions contemplated by the Merger Agreement. Consequently, if a settlement or other resolution is not reached in any such lawsuits and the plaintiffs secure injunctive or other relief prohibiting, delaying or otherwise adversely affecting the parties' ability to complete the Mergers, then such injunctive or other relief may prevent the Mergers from becoming effective within the expected time frame or at all. See the section entitled "The Mergers—Litigation Related to the Mergers" for more information, including with respect to certain litigation that is pending in connection with the Mergers.

Failure to complete the Mergers could negatively impact the stock prices and the future business and financial results of US Ecology and NRCG.

        Completion of the Mergers is not assured and is subject to risks, including the risks that approval of the transactions by US Ecology stockholders and NRCG common stockholders or by governmental entities will not be obtained or that certain other closing conditions will not be satisfied. If the Mergers are not completed, the ongoing businesses and financial results of US Ecology and/or NRCG may be adversely affected and US Ecology and/or NRCG will be subject to several risks, including the following:

  •
  having to pay certain significant costs relating to the Mergers without receiving the benefits of the Mergers, including, in certain circumstances, a termination fee of $35 million payable by NRCG, a termination fee of $60 million payable by US Ecology, or up to $10 million in expense reimbursement payable to NRCG by US Ecology;

  •
  the potential loss of key personnel during the pendency of the Mergers as employees may experience uncertainty about their future roles with the combined company;

  •
  US Ecology and NRCG will have been subject to certain restrictions on the conduct of their businesses which may have prevented them from making certain acquisitions or dispositions or pursuing certain business opportunities while the Mergers were pending; and

  •
  having had the focus of each company's management on the Mergers instead of on pursuing other opportunities that could have been beneficial to the companies.

        If the Mergers are not completed, US Ecology and NRCG cannot assure their respective stockholders that these risks will not materialize and will not materially adversely affect the businesses, financial results and stock prices of US Ecology or NRCG.

The Merger Agreement contains provisions that could discourage a potential competing acquirer of either US Ecology or NRCG.

        The Merger Agreement contains "no shop" provisions that generally restrict each of US Ecology's and NRCG's ability to solicit, initiate or knowingly encourage and induce, or take any other action designed to facilitate competing third-party proposals relating to a merger, reorganization or consolidation of the company or an acquisition of US Ecology or NRCG's stock or assets. In addition, each of US Ecology and NRCG generally has an opportunity to offer to modify the terms of the Merger Agreement in response to any competing acquisition proposals before the board of directors of the company that has received a third-party proposal may withdraw or qualify its recommendation with respect to the Mergers. In addition, under specified circumstances, (1) US Ecology may be required to pay a termination fee of $60 million to NRCG and (2) NRCG may be required to pay a termination fee of $35 million to US Ecology. In addition, US Ecology may be required to pay NRCG an expense reimbursement payment in the amount up to $10 million. See the sections entitled "The Merger Agreement—No Solicitation of Takeover Proposals," "The Merger Agreement—Termination of the Merger Agreement" and "The Merger Agreement—Expenses and Termination Fees; Liability for Breach" of this joint proxy statement/prospectus for a discussion of these provisions.

        These provisions could discourage a potential third-party acquirer that might have an interest in acquiring all or a significant portion of US Ecology or NRCG from considering or proposing that acquisition, even if it were prepared to pay consideration with a higher per share cash or market value than the market value of Holdco shares to be received in the Mergers or might result in a potential third-party acquirer proposing to pay a lower price to the stockholders than it might otherwise have proposed to pay because of the added expense of the termination fees and/or expense reimbursement amount that may become payable in certain circumstances.

        If the Merger Agreement is terminated and either US Ecology or NRCG determines to seek another business combination, it may not be able to negotiate a transaction with another party on terms comparable to, or better than, the terms of the Mergers.

Executive officers and directors of each of US Ecology and NRCG have certain interests in the Mergers that are different from, or in addition to, the interests of US Ecology stockholders and NRCG stockholders generally.

        US Ecology's executive officers and NRCG's executive officers negotiated the terms of the Merger Agreement. Certain directors and executive officers of US Ecology have interests in the Mergers that are in addition to their interests as US Ecology stockholders generally. For executive officers, these interests include continued employment with the combined company. For additional information on these interests, see the sections entitled "The Mergers—Interests of US Ecology Directors and Executive Officers in the Mergers."

        Immediately following the Effective Time, Holdco Board will be comprised of nine members, consisting of: Jeffrey R. Feeler, the current chairman of the US Ecology Board and president and chief executive officer of US Ecology, Joe F. Colvin, Katina Dorton, Glenn A. Eisenberg, Daniel Fox, Ronald C. Keating, Stephen A. Romano, John T. Sahlberg and Melanie Steiner. Each of these individuals is currently a director on the US Ecology Board.

        Certain directors and executive officers of NRCG have interests in the Mergers that are in addition to their interests as NRCG stockholders generally. For executive officers, these interests include continued employment with the combined company, potential severance payments and the vesting of equity awards in connection with a qualifying termination of employment. For certain non-employee directors, these interests include the treatment in the Mergers of NRCG stock option awards. The NRCG Board was aware of these interests at the time it approved the Mergers and the transactions contemplated by the Merger Agreement. These interests, including the continued employment of certain executive officers of NRCG by the combined company, may cause NRCG's directors and executive officers to view the proposal to adopt the Merger Agreement differently than you may view it. See the sections entitled "The Merger Agreement—Employee Benefits Matters" and "The Mergers—Interests of NRCG Directors and Executive Officers in the Mergers—Employee Benefits" in this joint proxy statement/prospectus for more information.

Current US Ecology stockholders and NRCG stockholders will have a reduced ownership and voting interest in Holdco after the Mergers compared to their respective interest in NRCG or US Ecology.

        Current holders of ECOL Common Stock and NRCG Common Stock have the right to vote in the election of the board of directors and on other matters affecting US Ecology and NRCG, respectively. Upon the completion of the Mergers, each NRCG stockholder and each US Ecology stockholder who receives shares of Holdco Common Stock will become a stockholder of the combined company with a percentage ownership of the combined company that is smaller than such stockholder's percentage ownership of NRCG or US Ecology, respectively. It is currently expected that the NRCG stockholders immediately prior to the Effective Time as a group will receive shares of Holdco Common Stock in connection with the Mergers constituting approximately 30% of the shares of Holdco Common Stock issued and outstanding immediately after the Mergers, and the US Ecology stockholders immediately prior to the Effective Time as a group will receive shares in the Mergers constituting approximately 70% of the shares of Holdco Common Stock immediately after the Mergers, each calculated on a fully diluted basis.

Shares of Holdco Common Stock to be received by US Ecology stockholders in the ECOL Merger and NRCG stockholders in the NRCG Merger will have rights different from the shares of ECOL Common Stock and NRCG Common Stock, respectively.

        Upon completion of the Mergers, US Ecology stockholders and NRCG stockholders will no longer be US Ecology stockholders and/or NRCG stockholders, as applicable, but will instead be Holdco stockholders. The rights of former US Ecology stockholders and NRCG stockholders who become Holdco stockholders will be governed by the Holdco Amended Charter and the Holdco Amended Bylaws, each of which will be adopted, effective upon the Effective Time, in substantially the form attached as Annex E and Annex F, respectively, to this joint proxy statement/prospectus. The rights associated with shares of Holdco Common Stock are different from the rights associated with shares of ECOL Common Stock or NRCG Common Stock. See the section entitled "Comparison of Rights of NRCG Stockholders, US Ecology Stockholders and Holdco Stockholders" of this joint proxy statement/prospectus.

Holders of ECOL Common Stock and NRCG Common Stock will not be entitled to appraisal rights in the Mergers.

        Appraisal rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. Subject to certain exceptions, under the DGCL, stockholders do not have appraisal rights if the shares of stock they hold, as of the record date for determination of stockholders entitled to vote at the meeting of stockholders to act upon a merger, are among other things, listed on a national securities exchange. Because ECOL Common Stock is listed on Nasdaq, a national securities exchange, and is expected to continue to be so listed on the US Ecology Record Date, and because US Ecology stockholders will be entitled to receive shares of Holdco Common Stock in the ECOL Merger, which is expected to be listed on Nasdaq upon the Effective Time, US Ecology stockholders will not be entitled to appraisal rights in the ECOL Merger with respect to their shares of ECOL Common Stock. Because NRCG Common Stock is listed on the NYSE American, a national securities exchange, and is expected to continue to be so listed on the NRCG Record Date, and because NRCG stockholders will be entitled to receive shares of Holdco Common Stock in the NRCG Merger, which is expected to be listed on Nasdaq upon the Effective Time, NRCG stockholders will not be entitled to appraisal rights in the NRCG Merger with respect to their shares of NRCG Common Stock.

        Notwithstanding the foregoing, holders of NRCG Series A Preferred Stock will have appraisal rights, as further described in the section entitled "Appraisal Rights."

Risk Factors Relating to the Combined Company Following the Mergers

The combined company may be unable to integrate successfully the businesses of US Ecology and NRCG and realize the anticipated benefits of the Mergers.

        The success of the Mergers will depend, in large part, on the ability of the combined company to realize the anticipated benefits, including cost savings, from combining the businesses of US Ecology and NRCG. To realize these anticipated benefits, the businesses of US Ecology and NRCG must be integrated successfully. This integration will be complex and time consuming. The failure to successfully integrate and manage the challenges presented by the integration process may result in the combined company not fully achieving the anticipated benefits of the Mergers. Potential difficulties the combined company may encounter as part of the integration process, many of which may be beyond the control of management, include the following:

  •
  the inability to successfully combine the businesses of US Ecology and NRCG in a manner that permits the combined company to achieve the full synergies anticipated to result from the Mergers;

  •
  complexities and unanticipated issues associated with managing the combined businesses, including the challenge of integrating complex systems, technology, networks, financial procedures, communications programs and other assets, procedures or policies of each of the companies in a seamless manner that minimizes any adverse impact on customers, suppliers and other constituencies;

  •
  coordinating geographically separated organizations, systems and facilities;

  •
  difficulties in managing a larger combined company, addressing possible differences in business backgrounds, corporate cultures, maintaining employee morale and management philosophies and retaining key personnel;

  •
  unanticipated changes in applicable laws and regulations;

  •
  integrating the workforces of the two companies while maintaining focus on achieving strategic initiatives;

  •
  the possibility of faulty assumptions underlying expectations regarding the integration process;

  •
  potential unknown liabilities and unforeseen increased or new expenses, delays or regulatory conditions associated with the Mergers;

  •
  consolidating corporate and administrative infrastructures and eliminating duplicative operations;

  •
  managing tax costs or inefficiencies associated with integrating the operations of the combined company; and

  •
  making any necessary modifications to internal financial control standards to comply with the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.

        In addition, US Ecology and NRCG have operated and, until the completion of the Mergers, will continue to operate independently. It is possible that the integration process could result in:

  •
  ongoing diversion of the attention of each company's management and resources from other strategic opportunities and from operational matters;

  •
  latent impacts resulting from the diversion of US Ecology's and NRCG's respective management teams' attention from ongoing business concerns as a result of the devotion of management's attention to the Mergers and performance shortfalls at one or both of the companies;

  •
  disruption of existing relationships with customers and suppliers;

  •
  an interruption of, or a loss of momentum in, the activities and business operations of each of US Ecology and NRCG, which could seriously harm the results of operations; and

  •
  inconsistencies in standards, controls, procedures and policies, any of which could adversely affect each company's ability to maintain relationships with customers, suppliers, employees and other constituencies or US Ecology's and NRCG's ability to achieve the anticipated benefits of the Mergers, or which could adversely affect the business and financial results of the combined company.

The market price of Holdco Common Stock may be volatile, and holders of Holdco Common Stock could lose a significant portion of their investment due to drops in the market price of Holdco Common Stock following completion of the Mergers.

        The market price of Holdco Common Stock may be volatile, and following completion of the Mergers stockholders may not be able to resell their Holdco Common Stock at or above the price at which they acquired the Holdco Common Stock pursuant to the Merger Agreement or otherwise due to fluctuations in its market price, including changes in price caused by factors unrelated to the combined company's operating performance or prospects.

        Specific factors that may have a significant effect on the market price for Holdco Common Stock include, among others, the following:

  •
  changes in the stock market analyst recommendations or earnings estimates regarding Holdco Common Stock, other companies comparable to it or companies in the industries they serve;

  •
  actual or anticipated fluctuations in the combined company's operating results of future prospects;

  •
  reaction to public announcements by the combined company;

  •
  strategic actions taken by the combined company or its competitors, such as acquisitions or restructurings;

  •
  failure of the combined company to achieve the perceived benefits of the transactions, including financial results and anticipated synergies, as rapidly as or to the extent anticipated by financial or industry analysts;

  •
  adverse conditions in the financial market or general U.S. or international economic conditions, including those results from war, incidents of terrorism and responses to such events; and

  •
  sales of Holdco Common Stock by members of its management team or significant stockholders.

US Ecology may not be able to obtain its preferred debt financing in connection with the Mergers on anticipated terms or at all.

        In connection with the closing of the Mergers, US Ecology intends to upsize its existing term loan under the Existing Credit Agreement from $500 million to $900 million pursuant to a proposed amendment to the Existing Credit Agreement. US Ecology expects to fund the repayment of NRCG's existing indebtedness and the payment of fees and expenses related to the Mergers using the proceeds of the upsized term loan as well as borrowings under US Ecology's existing revolving credit facility under the Existing Credit Agreement. However, there is a risk that US Ecology will not obtain the amendment to the Existing Credit Agreement on favorable terms or at all. As a result, US Ecology may need to pursue other options, which may result in less favorable financing terms that could increase costs and/or adversely impact the operations of US Ecology and the combined company following the Mergers.

The future results of the combined company will suffer if the combined company does not effectively manage its operations following the Mergers.

        The combined company's future success depends, in part, upon its ability to manage the combined businesses of US Ecology and NRCG, which will pose substantial challenges for management, including challenges related to the management and monitoring of new operations. There can be no assurances that the combined company will be successful or that it will realize the expected operating efficiencies, cost savings and other benefits currently anticipated from the Mergers.

The combined company is expected to incur substantial expenses related to the Mergers and the integration of US Ecology and NRCG.

        The combined company is expected to incur substantial expenses in connection with the Mergers and the integration of US Ecology and NRCG. There are a large number of processes, policies, procedures, operations, technologies and systems that must be integrated, including purchasing, accounting, finance and payroll. While US Ecology and NRCG have assumed that a certain level of expenses would be incurred, there are many factors beyond their control that could affect the total amount or the timing of the integration expenses. Moreover, many of the expenses that will be incurred are, by their nature, difficult to estimate accurately. These expenses could, particularly in the near term, exceed the savings that the combined company expects to achieve from the elimination of duplicative expenses and the realization of economies of scale and cost savings. These integration expenses likely will result in the combined company taking significant charges against earnings following the completion of the Mergers, and the amount and timing of such charges are uncertain at present.

Holdco has no operating or financial history and the unaudited pro forma combined financial information included in this joint proxy statement/prospectus are preliminary. Therefore, the actual financial condition and results of operations of Holdco after the Mergers may differ materially from such preliminary pro forma information.

        Holdco has been recently incorporated in connection with the Mergers and has no operating history or revenues. This joint proxy statement/prospectus includes unaudited pro forma condensed combined financial statements for Holdco as of and for the year ended December 31, 2018, that combines the audited historical consolidated financial statements of US Ecology for the year ended December 31, 2018 with the audited historical financial statements of NRCG for the year ended December 31, 2018, and unaudited pro forma condensed combined financial statements for Holdco as of and for the six months ended June 30, 2019 that combines the unaudited historical consolidated financial statements of US Ecology for the six months ended June 30, 2019 with the unaudited historical financial statements of NRCG as of and for the six months ended June 30, 2019, in each case, adjusted to give effect to the Mergers, and should be read in conjunction with such financial statements and accompanying notes which are incorporated by reference in this joint proxy statement/prospectus. The unaudited pro forma condensed combined balance sheet of Holdco as of June 30, 2019 combines the audited historical balance sheets of US Ecology and NRCG as of June 30, 2019 and gives pro forma effect to the Mergers as if they had been consummated on June 30, 2019. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 and for the six months ended June 30, 2019 combines the US Ecology audited consolidated statements of operations and the NRCG audited statements of operations for the fiscal year ended December 31, 2018, and the US Ecology unaudited consolidated statements of operations and the NRCG unaudited statements of operations for the six months ended June 30, 2019, in each case, giving effect to the Mergers as if they had been consummated on January 1, 2018. The pro forma financial statements are presented for illustrative purposes only, are based on certain assumptions, address a hypothetical situation and reflect limited historical financial data. The pro forma financial statements do not include, among other things, estimated cost or growth synergies, adjustments related to restructuring or integration activities, future acquisitions or disposals not yet known or probable, including those that may be required by regulatory or governmental authorities in connection with the Mergers, or impacts of merger-related change in control provisions that are currently not factually supportable and/or probable of occurring. Therefore, the pro forma financial statements are presented for informational purposes only and are not necessarily indicative of what the combined company's actual financial condition or results of operations would have been had the Mergers been completed on the dates indicated. Accordingly, Holdco's business, assets, results of operations and financial condition may differ significantly from those indicated by the pro forma combined financial information included in this joint proxy statement/prospectus. For more information, see the section entitled "Selected Unaudited Pro Forma Condensed Combined Financial Data" in this joint proxy statement/prospectus.

The financial forecasts of US Ecology and NRCG may not be realized, which may adversely affect the market price of Holdco Common Stock following the completion of the Mergers.

        Certain forecasts were prepared by, or at the direction of, the managements of US Ecology or NRCG, as applicable, in connection with the Mergers. None of these forecasts were prepared with a view towards public disclosure or compliance with the published guidelines of the SEC, GAAP, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts. These projections are inherently based on various estimates and assumptions that are subject to the judgment of those preparing them. These projections are also subject to significant economic, competitive, industry and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of US Ecology and NRCG. There can be no assurance that US Ecology's or NRCG's financial condition or results of operations will be consistent with those set forth in such forecasts, which could have a material impact on the market price of Holdco Common Stock following the Mergers.

Subsequent to the consummation of the Mergers, Holdco's business would be adversely affected if it failed to comply with the Jones Act's restrictions on ownership of its capital stock by non-U.S. Citizens.

        A substantial portion of the operations of the standby services and environmental services provided by NRCG is conducted in the U.S. coastwise trade and is subject to the requirements of the Jones Act. As a result, following the Mergers, Holdco will be subject to the requirements of the Jones Act. The Jones Act restricts waterborne transportation of merchandise and passengers for hire by water or by land and water either directly or via a foreign port between points in the United States and certain of its island territories and possessions to U.S.-flag vessels meeting certain requirements, including that they are built in the United States, owned and controlled by U.S. Citizens (within the meaning of the Jones Act), and manned by predominantly U.S. citizen crews. NRCG is responsible for, and following the Mergers, Holdco will be responsible for, monitoring the non-U.S. Citizen ownership of their respective common stock and other equity interests to ensure compliance with the Jones Act. Following the Mergers, Holdco could lose the privilege of owning and operating vessels in the U.S. coastwise trade if non-U.S. Citizens were to own or control, in the aggregate, more than 25% of Holdco Common Stock or other equity interests in Holdco. Such a loss would have a material adverse effect on Holdco's business and results of operations. Violations of the Jones Act could result in Holdco losing eligibility to engage in the U.S. coastwise trade, the imposition of substantial penalties against Holdco, including fines and seizure and forfeiture of Holdco's vessels, and/or the temporary or permanent inability to document Holdco's vessels in the United States with coastwise endorsements, any of which could have a material adverse effect on Holdco's financial condition and results of operations. Although Holdco currently believes that it will meet the requirements to engage in the U.S. coastwise trade, and there are provisions in the Holdco Amended Charter that were designed to facilitate Holdco's compliance with these requirements, there can be no assurance that Holdco will be in compliance with the Jones Act in the future.

Subsequent to the consummation of the Mergers, repeal, amendment, suspension or non-enforcement of the Jones Act would result in additional competition for Holdco's standby services and environmental services division and could have a material adverse effect on its business.

        During the past several years, interest groups have lobbied the U.S. Congress, and legislation has been introduced, to repeal certain provisions of the Jones Act to facilitate foreign-flag vessel competition for trades and cargoes currently reserved for U.S.-flag vessels under the Jones Act. Holdco expects that continued efforts will be made to modify or repeal the Jones Act. In addition, the

Secretary of the Department of Homeland Security may waive the requirement for using U.S.-flag vessels with coastwise endorsements in the U.S. coastwise trade in the interest of national defense. In addition, following the Mergers, Holdco's advantage as a U.S. Citizen operator of Jones Act vessels could be eroded by periodic efforts and attempts by foreign interests to circumvent certain aspects of the Jones Act. In addition, maritime transportation services are currently excluded from the General Agreement on Trade in Services ("GATS") and are the subject of reservations by the United States in the North American Free Trade Agreement ("NAFTA") and other international free trade agreements. If maritime cabotage services were included in the GATS, NAFTA or other international trade agreements, or if the restrictions contained in the Jones Act were otherwise repealed, altered or waived, the transportation of cargo and passengers between U.S. ports could be opened to foreign-flag, foreign-built vessels or foreign-owned vessels. To the extent such foreign competition is permitted from vessels built in lower-cost shipyards with promotional foreign tax incentives or favorable tax regimes and crewed by non-U.S. Citizens with lower wages and benefits than U.S. citizens, such competition could have a material adverse effect on Holdco's business, financial position, results of operations and cash flows.

Subsequent to the consummation of the Mergers, Holdco Common Stock will be subject to restrictions on ownership by non-U.S. Citizens, which could require divestiture by non-U.S. Citizen stockholders and could have a negative impact on the transferability of Holdco Common Stock, its liquidity and market value, and on a change of control of Holdco.

        Certain operations of NRCG are conducted in the U.S. coastwise trade and are governed by U.S. federal laws commonly known as the Jones Act. The Jones Act restricts the transportation of merchandise and passengers for hire by water or by land and water, either directly or via a foreign port, between points in the United States and certain of its island territories and possessions, to U.S.-flag vessels that meet certain requirements, including that they are built in the United States, owned and controlled by U.S. Citizens (within the meaning of the Jones Act), and manned by predominantly U.S. Citizen crews. Holdco could lose the privilege of owning and operating vessels in the U.S. coastwise trade and may become subject to penalties and risk seizure and forfeiture of its U.S.-flag vessels if non-U.S. Citizens were to own or control, in the aggregate, more than 25% of any class or series of the capital stock of Holdco. Such loss could have a material adverse effect on Holdco's results of operations.

        The Holdco Amended Charter authorizes with respect to any class or series of Holdco's capital stock certain rules, policies and procedures, including procedures with respect to transfer of shares, to assist in monitoring and maintaining compliance with the Jones Act's U.S. citizenship requirements, which may have an adverse effect on holders of shares of the Holdco Common Stock.

        In order to provide a reasonable margin for compliance with the Jones Act, the Holdco Amended Charter contains provisions that limit the aggregate percentage beneficial ownership by non-U.S. Citizens of any class or series of Holdco's capital stock (including the Holdco Common Stock) to 24% of the outstanding shares of each such class or series to ensure that ownership by non-U.S. Citizens will not exceed the maximum percentage permitted by the Jones Act (presently 25%).

        The aggregate percentage of non-U.S. Citizen ownership of outstanding Holdco Common Stock is expected to fluctuate based on daily trading, and may increase above the 24% maximum permitted percentage. At and during such times that the 24% maximum permitted percentage of shares of Holdco Common Stock held by non-U.S. Citizens is reached, Holdco will be unable to issue any further shares of Holdco Common Stock to non-U.S. Citizens (including any shares issuable upon exercise of the public warrants) or permit transfers of Holdco Common Stock to non-U.S. Citizens. Any issuance or transfer of shares in excess of such permitted percentage shall be ineffective against Holdco, and neither Holdco nor its transfer agent are required to register such purported issuance or transfer of shares or be required to recognize the purported transferee or owner as a stockholder of Holdco for any purpose whatsoever except to exercise Holdco's remedies. Any such excess shares in the hands of a non-U.S. Citizen shall not have any voting or dividend rights. In addition, Holdco, in its discretion, is entitled to redeem all or any portion of such shares most recently acquired (as determined by the Holdco Board in accordance with guidelines that are set forth in the Holdco Amended Charter), by non-U.S. Citizens, in excess of such maximum permitted percentage for such class or series at a redemption price based on a fair market value formula that is set forth in the Holdco Amended Charter, which is to be paid by the issuance of redemption warrants (the "Redemption Warrants") permitting the holders to receive shares of Holdco Common Stock in the future when the receipt thereof would not violate the Holdco Amended Charter at an exercise price of $0.01 per share. In the event that Holdco determines that Redemption Warrants would be treated by the United States Coast Guard as capital stock, or if Holdco is unable to issue the Redemption Warrants for any other reason, Holdco may redeem the excess shares with cash, promissory notes, a combination of both at the discretion of the Holdco Board or by any other means authorized or permitted under DGCL.

        As a result of these provisions, a purported stockholder who is a non-U.S. Citizen may not receive any return on its investment in any such excess shares it purportedly purchases or owns, as the case may be, and it may sustain a loss. Further, Holdco may have to incur additional indebtedness, or use available cash (if any), to fund all or a portion of such redemption, in which case Holdco's financial condition may be materially weakened. The existence and enforcement of these requirements could have an adverse impact on the liquidity or market value of Holdco's equity securities in the event that U.S. Citizens were unable to transfer shares in Holdco to non-U.S. Citizens. Furthermore, under certain circumstances, this ownership restriction could discourage, delay or prevent a change of control of Holdco.

        So that Holdco may monitor and maintain its compliance with the Jones Act following the consummation of the Mergers, provisions in the Holdco Amended Charter will permit Holdco to require that owners of any shares of Holdco capital stock provide confirmation of their citizenship. In the event that a person does not submit such documentation to us, those provisions provide Holdco with certain remedies, including the suspension of voting, dividend and distribution rights and treatment of such person as a non-U.S. Citizen unless and until Holdco receives the requested documentation confirming that such person is a U.S. Citizen. As a result of non-compliance with these provisions, an owner of the shares of Holdco Common Stock may lose significant rights associated with those shares.

        If, for any reason, Holdco is unable to effect such a redemption when such ownership of shares by non-U.S. Citizens is in excess of 25% of the Holdco Common Stock, or otherwise prevent non-U.S. Citizens in the aggregate from owning shares in excess of 25% of any class or series of Holdco capital stock, or it fails to exercise its redemption rights because it is unaware that such ownership exceeds such percentage, Holdco may be unable to comply with the Jones Act and may be required by the applicable governmental authorities to suspend its operations in the U.S. coastwise trade. Any such actions by governmental authorities would have a material adverse effect on Holdco's business, financial position, results of operations and cash flows.

The combined company will record goodwill and intangible assets that could become impaired and adversely affect its results of operations and financial condition.

        In accordance with GAAP, the Mergers will be accounted for as an acquisition of NRCG by US Ecology and will follow the acquisition method of accounting for business combinations. The assets and liabilities of NRCG will be consolidated with those of US Ecology and initially reported at their respective acquisition date fair values. The excess of the purchase price over the fair values of NRCG's assets and liabilities will be recorded as goodwill. The unaudited pro forma combined balance sheet as of June 30, 2019 reflects $459.3 million of goodwill and $389.0 million of intangible assets resulting from the Mergers, which are based on US Ecology management's preliminary fair value estimates and are subject to change, including due to fluctuations in the market value of ECOL Common Stock and other purchase price accounting considerations.

        The combined company will be required to assess goodwill and intangible assets for impairment at least annually. In the future the combined company may record charges against earnings resulting from impairment. Any determination requiring the write off of a significant portion of the combined company's goodwill or other intangible assets could adversely affect the combined company's results of operations and financial condition.

If the combined company is unable to manage its growth, its business and financial results could suffer.

        The combined company's future financial results will depend in part on its ability to profitably manage its core businesses, including any growth that the combined company may be able to achieve. Over the past several years, each of US Ecology and NRCG has engaged in the identification of, and competition for, growth and expansion opportunities. In order to achieve those initiatives, the combined company will need to, among other things, recruit, train, retain and effectively manage employees and expand its operations and financial control systems. If the combined company is unable to manage its businesses effectively and profitably, its business and financial results could suffer.

Other Risk Factors of NRCG and US Ecology

        NRCG's and US Ecology's businesses are and will be subject to the risks described above. In addition, NRCG's and US Ecology's businesses are, and will continue to be, subject to the risks described in (1) Part I, Item 1A of NRCG's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed on March 25, 2019 and (2) described in Item 1A of US Ecology's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed on February 28, 2019, and any amendments thereto, each as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are or will be filed with the SEC and incorporated by reference into this joint proxy statement/prospectus. See the section entitled "Where You Can Find More Information" of this joint proxy statement/prospectus for the location of information incorporated by reference in this joint proxy statement/prospectus.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This joint proxy statement/prospectus and the documents incorporated by reference into this joint proxy statement/prospectus contain certain forecasts and other forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, revenue enhancements, competitive positions, growth opportunities, plans and objectives of the management of each of US Ecology, NRCG and, following the Mergers, the combined company, the Mergers and the markets for Holdco Common Stock, ECOL Common Stock and NRCG Common Stock and various other matters. Statements in this joint proxy statement/prospectus and the documents incorporated by reference herein that are not historical facts are hereby identified as "forward-looking statements." These forward-looking statements relate to, among other things, future events or the future performance or operations of Holdco, US Ecology and NRCG. All statements other than historical facts may be forward-looking statements; words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may", "objective," "opportunity," "outlook," "plan," "position," "potential," "predict," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Holdco, US Ecology and NRCG. Factors that could cause Holdco's, US Ecology's or NRCG's actual results to differ materially from those implied in the forward-looking statements include: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of Holdco, US Ecology or NRCG are not obtained; (2) the occurrence of any event, change or other circumstances that either could give rise to the right of one or both of US Ecology or NRCG to terminate the Merger Agreement; (3) litigation relating to the transaction; (4) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (5) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (6) unexpected costs, charges or expenses resulting from the proposed transaction; (7) the ability of Holdco, US Ecology and NRCG to retain and hire key personnel; (8) competitive responses to the proposed transaction and the impact of competitive services; (9) certain restrictions during the pendency of the Mergers that may impact Holdco's, US Ecology's or NRCG's ability to pursue certain business opportunities or strategic transactions; (10) the terms and availability of the indebtedness planned to be incurred in connection with the transaction to refinance NRCG's existing indebtedness; (11) potential adverse changes to business relationships resulting from the announcement or completion of the transaction; (12) the combined companies' ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies' existing businesses; and (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which Holdco, US Ecology and NRCG operate. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. None of Holdco, US Ecology nor NRCG undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of Holdco or US Ecology, whether following the implementation of the proposed transaction or otherwise.

        Forward-looking statements are found at various places throughout this joint proxy statement/prospectus, including in the sections entitled "The Mergers" and "Risk Factors." Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include those set forth in US Ecology's and NRCG's filings with the SEC, including US Ecology's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed on February 28, 2019, as updated by the subsequent Quarterly Reports on Form 10-Q filed on May 6, 2019 and August 5, 2019, and NRCG's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed on March 25, 2019, as updated by subsequent Quarterly Reports on Form 10-Q filed on May 7, 2019 and August 7, 2019. These important factors also include those set forth under "Risk Factors" in this joint proxy statement/prospectus.

        Due to these risks and uncertainties, there can be no assurance that the proposed Mergers or any other transaction described herein will in fact be completed in the manner described or at all. You should be aware that new factors may emerge from time to time and it is not possible for Holdco, US Ecology or NRCG to identify all such factors nor can Holdco, US Ecology or NRCG predict the impact of each such factor on the proposed transaction or the combined company. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this document. Unless legally required, none of Holdco, US Ecology or NRCG undertakes any obligation and each expressly disclaim any such obligation, to update publicly any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise. Furthermore, any information about the intentions of Holdco, US Ecology, NRCG or, following the Mergers, the combined company contained in any of their respective forward-looking statements reflect their intentions as of the date of such forward-looking statements, and are based upon, among other things, existing regulatory, technological, industry, competitive, economic and market conditions, and their assumptions as of such date. Holdco, US Ecology, NRCG or, following the Mergers, the combined company may change their intentions, strategies or plans at any time and without notice, based upon any changes in such factors or assumptions or otherwise.

Prospective Financial Information

        Neither US Ecology nor NRCG as a matter of course makes public projections as to future sales, earnings, or other results. However, management of each of US Ecology and NRCG, respectively, has prepared certain prospective financial information included in this joint proxy statement/prospectus. This prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or GAAP, but, in the view of the US Ecology's and NRCG's management, as applicable, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of such management's knowledge and belief, the expected course of action and the expected future financial performance of US Ecology and NRCG, as applicable. However, this information is not fact and should not be relied upon as being necessarily indicative of future results of US Ecology or NRCG, and readers of this joint proxy statement/prospectus are cautioned not to place undue reliance on the prospective financial information.

        Neither US Ecology's independent auditor nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein on behalf of US Ecology or any other person, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, such prospective financial information.

        Neither NRCG's independent auditors, which are listed as experts below in the section entitled "Experts," nor any other independent accountants, have audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the accompanying prospective financial information contained herein on behalf of NRCG or any other person, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with such prospective financial information. The independent auditor reports of NRCG and its subsidiaries (each as listed as an expert below in the section "Experts") included or incorporated by reference in this joint proxy statement/prospectus relate to historical financial statements. They do not extend to any prospective financial information and should not be seen to do so.

        Although presented with numerical specificity, the accompanying prospective financial information was prepared in the context of numerous variables, estimates, and assumptions that are inherently uncertain and may be beyond the control of US Ecology and NRCG, and which may prove not to have been, or to no longer be, appropriate. Although considered reasonable by US Ecology's and NRCG's management as of the date of their preparation, the prospective financial information is subject to many risks and uncertainties. Important factors that may affect actual results and cause actual results to differ materially from these projections include, but are not limited to, risks and uncertainties relating to each company's business (including its ability to achieve strategic goals, objectives, and targets over the applicable periods), industry performance, the regulatory environment, general business and economic conditions, market and financial conditions, and various risks set forth in US Ecology's and NRCG's reports filed with the SEC, and other factors described or referenced under the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" of this joint proxy statement/prospectus.

        The prospective financial information also reflects assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for each company's business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the prospective financial information was prepared. Further, the prospective financial information does not take into account any circumstances, transactions, or events occurring after the date it was prepared. Accordingly, actual results will likely differ, and may differ materially, from those contained in the prospective financial information. There can be no assurance that these financial projections will be realized or that future financial results of US Ecology or NRCG (or, following consummation of the Mergers, the combined company) will not materially vary from these financial projections.

        Except as required by applicable securities laws, US Ecology and NRCG do not intend to, and disclaim any obligation to, make publicly available any update or other revision to the unaudited prospective financial and operating information to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, including with respect to the accounting treatment of the Mergers under GAAP, or to reflect changes in general economic or industry conditions.

        No one has made or makes any representation to any stockholder regarding the validity, accuracy, or completeness of, the information included in the prospective financial information set forth below. Readers are cautioned not to place undue reliance on the accompanying prospective financial information.

 THE US ECOLOGY SPECIAL MEETING

Date, Time and Place of the US Ecology Special Meeting

        The US Ecology Special Meeting will be held at 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, on October 23, 2019, at 10:00 a.m., local time.

Purpose of the US Ecology Special Meeting

        At the US Ecology Special Meeting, US Ecology stockholders will be asked to consider and vote upon the following proposals: (1) the US Ecology Merger Agreement Proposal, (2) the Holdco Stock Issuance Proposal, (3) the Holdco Charter Amendment Proposal and (4) the US Ecology Adjournment Proposal.

Recommendation of the US Ecology Board

        At a meeting of the US Ecology Board held on June 23, 2019, the US Ecology Board determined that the Merger Agreement and the transactions contemplated thereby, are in the best interests of US Ecology and its stockholders, and approved the Merger Agreement and the Mergers, the execution of the Merger Agreement and the consummation of the transactions contemplated thereby. Such determination, approval and recommendation were made unanimously by the US Ecology Board.

        The US Ecology Board recommends that US Ecology stockholders vote "FOR" the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal, the Holdco Charter Amendment Proposal and, if necessary, the US Ecology Adjournment Proposal.

Record Date for the US Ecology Special Meeting; Stock Entitled to Vote

        Only holders of record of shares of ECOL Common Stock at the close of business on the US Ecology Record Date, will be entitled to notice of, and to vote at, the US Ecology Special Meeting and any postponements or adjournments thereof. You may cast one vote for each share of ECOL Common Stock that you owned as of the US Ecology Record Date, including (1) shares held directly in your name as the common stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank or other nominee.

        On the US Ecology Record Date, there were outstanding a total of 22,080,545 shares of ECOL Common Stock entitled to vote at the US Ecology Special Meeting.

Solicitation of Proxies; Revocability of Proxies

        The cost of proxy solicitation for the US Ecology Special Meeting and expenses for the filing, printing and mailing of this joint proxy statement/prospectus will be borne by US Ecology. In addition to the use of the mail, proxies may be solicited by officers and directors and regular employees of US Ecology, without additional remuneration, by personal interview, telephone, electronic communication or otherwise. US Ecology will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record on the US Ecology Record Date and will provide customary reimbursement to such firms for the cost of forwarding these materials. US Ecology has retained Morrow Sodali to assist in its solicitation of proxies and has agreed to pay them a fee of up to $12,500, plus reasonable expenses, for these services.

        If you are a holder of record on the US Ecology Record Date, you have the power to revoke your proxy at any time before your proxy is voted at the US Ecology Special Meeting. You can revoke your proxy in one of four ways:

  •
  you can send a signed notice of revocation to US Ecology's general counsel at US Ecology's corporate headquarters, 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702;

  •
  you can grant a new, valid proxy bearing a later date (by Internet, telephone or mail) that is received by US Ecology prior to your shares being voted;

  •
  you can submit a proxy again by telephone or the Internet at a later time; or

  •
  if you are a holder of record, you can attend the special meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given.

        If you choose either of the first two methods, you must provide your notice of revocation or your new proxy to the Secretary of US Ecology prior to your shares being voted. If your shares are held in street name by your broker, bank or other nominee, you should contact them to change your vote.

Quorum

        Holders of ECOL Common Stock who hold shares representing at least a majority of the issued and outstanding shares of ECOL Common Stock entitled to vote at the US Ecology Special Meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business at the US Ecology Special Meeting. If a quorum is not present, the US Ecology Special Meeting may be adjourned by the chairman of the US Ecology Special Meeting or the holders of a majority of shares of the ECOL Common Stock entitled to vote who are present, in person or by proxy, to another place, date, or time without notice other than announcement at the meeting, until a quorum shall be present or represented. Abstentions and broker non-votes are not included in the determination of the number of votes cast at the US Ecology Special Meeting, but abstentions are counted for purposes of determining whether a quorum is present.

Vote Required

        The US Ecology Merger Agreement Proposal requires the affirmative vote of holders of a majority of the issued and outstanding shares of ECOL Common Stock entitled to vote on the proposal. Failures to vote, abstentions and broker non-votes will have the effect of a vote against the proposal.

        The Holdco Stock Issuance Proposal requires the affirmative vote of the majority of all votes cast at the US Ecology Special Meeting and entitled to vote thereon. Failures to vote, abstentions and broker non-votes will have no effect on the outcome of the Holdco Stock Issuance Proposal, assuming a quorum is present.

        The Holdco Charter Amendment Proposal requires the affirmative vote of holders of a majority of the issued and outstanding shares of ECOL Common Stock entitled to vote on the proposal. Failures to vote, abstentions and broker non-votes will have the effect of a vote against the proposal.

        Approval of the US Ecology Adjournment Proposal requires the affirmative vote of the majority of all votes cast at the US Ecology Special meeting and entitled to vote thereon. Failures to vote, abstentions and broker non-votes will have no effect on the outcome of the adjournment proposal, assuming a quorum is present.

Abstentions and Broker Non-Votes

        Failures to vote, abstentions and broker non-votes will have the effect of a vote against the US Ecology Merger Agreement Proposal and the Holdco Charter Amendment Proposal. Failures to vote, abstentions and broker non-votes will have no effect on the outcome of the Holdco Stock Issuance Proposal or the US Ecology Adjournment Proposal. Shares of ECOL Common Stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If you are a US Ecology stockholder of record and you sign and return your proxy card without indicating how to vote on any particular proposal, the shares of ECOL

Common Stock represented by your proxy will be counted as present for purposes of determining the presence of a quorum for the US Ecology Special Meeting and will be voted "FOR" that proposal. If you fail to cast a vote or deliver a proxy card, it will also make it more difficult to meet the quorum requirement with respect to organizing the meeting.

Voting Power of US Ecology's Directors and Executive Officers

        On the US Ecology Record Date, less than 1% of the outstanding ECOL Common Stock was held by US Ecology directors and executive officers. US Ecology currently expects that its directors and executive officers will vote their shares in favor of the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal, the Holdco Charter Amendment Proposal and, if necessary, the US Ecology Adjournment Proposal, although no director or executive officer has entered into any agreement obligating him or her to do so.

Attending the US Ecology Special Meeting

        All holders of ECOL Common Stock, including stockholders of record and stockholders who hold shares through banks, brokers or other nominees, are invited to attend the US Ecology Special Meeting. Stockholders of record can vote in person at the US Ecology Special Meeting. If you plan to attend the special meeting, you must hold your shares in your own name or have a letter or an account statement issued by the record holder of your shares confirming your ownership, and you must bring a form of personal photo identification with you to be admitted. US Ecology reserves the right to refuse admittance to anyone without proper proof of share ownership and without proper photo identification. Even if you plan to attend the US Ecology Special Meeting, US Ecology recommends that you also submit your proxy or voting instructions by mail, or by telephone or on the Internet as described in your proxy card so that your vote will be counted if you later decide not to attend the meeting.

Voting of Proxies by Record Stockholders

        A proxy card is enclosed for use by US Ecology stockholders of record. US Ecology requests that its record stockholders sign the accompanying proxy and return it promptly in the enclosed postage-paid envelope. You may also submit a proxy to vote your shares by telephone or through the Internet. Information and applicable deadlines for submitting a proxy by telephone or through the Internet are set forth on the enclosed proxy card. Shares of US Ecology and ECOL Common Stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If you are a US Ecology stockholder of record and you sign and return your proxy card without indicating how to vote on any particular proposal, the shares of ECOL Common Stock represented by your proxy will be counted as present for purposes of determining the presence of a quorum for the US Ecology Special Meeting and will be voted "FOR" that proposal.

        As of the date hereof, US Ecology management has no knowledge of any business that will be presented for consideration at the US Ecology Special Meeting and which would be required to be set forth in this joint proxy statement/prospectus other than the matters set forth in US Ecology's accompanying Notice of Special Meeting of Stockholders. In accordance with US Ecology's bylaws and Delaware law, business transacted at the US Ecology Special Meeting will be limited to those matters set forth in such notice. Nonetheless, if any other matter is properly presented at the US Ecology Special Meeting for consideration, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their best judgment on such matter.

        Your vote is important. Whether or not you expect to attend the US Ecology Special Meeting in person, US Ecology urges you to submit a proxy to vote your shares as promptly as possible by (1) accessing the Internet website specified on your proxy card; (2) calling the toll-free number specified on your proxy card; or (3) signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the US Ecology Special Meeting.

Shares Held in Street Name

        If you hold your shares of ECOL Common Stock in a stock brokerage account or if your shares are held by a broker, bank or other nominee (that is, in street name), you must provide the record holder of your shares with instructions on how to vote your shares if you wish them to be counted. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to US Ecology or by voting in person at the US Ecology Special Meeting. Further, brokers who hold shares of ECOL Common Stock on behalf of their customers may not vote those shares without specific instructions from their customers.

        If you hold your ECOL Common Stock in street name and you do not instruct your broker on how to vote any of your shares, your broker may not vote those shares. For a discussion of the consequences of such broker non-votes, see the section entitled "The US Ecology Special Meeting—Abstentions and Broker Non-Votes" of this joint proxy statement/prospectus.

Revocability of Proxies and Changes to a US Ecology Stockholder's Vote

        If you are a holder of shares of ECOL Common Stock as of the US Ecology Record Date, you have the power to revoke your proxy at any time before your proxy is voted at the US Ecology Special Meeting. You can revoke your proxy in one of four ways:

  •
  you can send a signed notice of revocation to US Ecology's general counsel at US Ecology's corporate headquarters, 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702;

  •
  you can grant a new, valid proxy bearing a later date (by Internet, telephone or mail) that is received by US Ecology prior to your shares being voted;

  •
  you can submit a proxy again by telephone or the Internet at a later time; or

  •
  if you are a holder of record, you can attend the special meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given.

        If you wish to change your vote at the US Ecology Special Meeting, you must vote by ballot at such meeting or if you wish to revoke any previously submitted proxy at the US Ecology Special Meeting, you must bring a written notice of revocation to the Secretary of the US Ecology Special Meeting prior to the voting at the US Ecology Special Meeting.

        If you are a US Ecology stockholder whose shares of ECOL Common Stock are held in "street name" by a broker, bank or other nominee, you may revoke your proxy or voting instructions and vote your shares in person at the US Ecology Special Meeting only in accordance with applicable rules and procedures as employed by your broker, bank or other nominee. If your shares are held in "street name" in an account at a broker, bank or other nominee, you must follow the directions you receive from your broker, bank or other nominee in order to change or revoke your proxy or voting instructions and should contact your broker, bank or other nominee to do so.

Adjournments

        Although it is not currently expected, the US Ecology Special Meeting may be adjourned for the purpose of soliciting additional proxies if US Ecology has not received sufficient proxies to constitute a quorum or sufficient votes for approval of the proposals to be presented at the US Ecology Special Meeting. If a quorum shall fail to attend the US Ecology Special Meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time without notice other than announcement at the meeting, until a quorum shall be present or represented.

        When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Postponements

        At any time prior to convening the US Ecology Special Meeting, the US Ecology Board may postpone the US Ecology Special Meeting for any reason without the approval of the US Ecology stockholders. Although it is not currently expected, the US Ecology Board may postpone the US Ecology Special Meeting for the purpose of soliciting additional proxies if US Ecology has not received sufficient proxies to constitute a quorum or sufficient votes for approval of the proposals to be presented at the US Ecology Special Meeting. If the US Ecology Special Meeting is postponed, stockholders who have already sent in their proxies will be allowed to revoke them at any time prior to their use.

Stockholder List

        A list of US Ecology stockholders entitled to vote at the US Ecology Special Meeting will be available for inspection at US Ecology's principal executive offices, located at 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, at least ten days prior to the date of the US Ecology Special Meeting and continuing through the date thereof for any purpose germane to the US Ecology Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m., local time. The list will also be available at the US Ecology Special Meeting for inspection by any US Ecology stockholder present at the US Ecology Special Meeting.

Tabulation of Votes

        A representative of US Ecology's mailing and tabulating agent, Broadridge Financial Solutions, Inc., will tabulate the votes and Wayne Ipsen, US Ecology's general counsel, will act as inspector of elections.

How You Can Reduce the Number of Copies of US Ecology's Proxy Materials You Receive

        Some brokers, banks and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this joint proxy statement/prospectus may have been sent to multiple stockholders in your household.

        If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the proxy materials, or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of the proxy materials for your household, please contact your broker.

        If you participate in householding and wish to receive a separate copy of the proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of the proxy materials in the future, please contact your broker or US Ecology. Direct your written request to Wayne R. Ipsen, Secretary, 101 S. Capitol Blvd., Suite 1000, Boise, Idaho, 83702; Telephone: (208) 331-8400.

        Beneficial owners can request information about householding from their banks, brokers, or other nominees.

Questions and Additional Information

        If you need assistance in completing your proxy card, have questions regarding the US Ecology Special Meeting or would like additional copies of any materials, please contact:

US Ecology Parent, Inc.
101 S. Capitol Blvd., Suite 1000
Boise, Idaho 83702
Attn: Corporate Secretary
Telephone: (208) 331-8400

        If you are a stockholder of record and have questions concerning share certificates, dividend checks, ownership transfer or other matters relating to your share account, please contact US Ecology's transfer agent at:

American Stock Transfer
6201 15th Avenue
Brooklyn, NY 11219
Telephone: (800) 937-5449

        US Ecology stockholders should keep any US Ecology physical stock certificates they hold at this time. After the Mergers are completed, holders of ECOL Common Stock will receive from the exchange agent a letter of transmittal and instructions on how to obtain the merger consideration to which they are entitled. The shares of Holdco Common Stock to be received by any current holder of a physical stock certificate representing ECOL Common Stock in connection with the ECOL Merger will be issued in book-entry form.

US ECOLOGY PROPOSALS

US Ecology Proposal 1: US Ecology Merger Agreement Proposal

        US Ecology is asking its stockholders to approve the proposal to adopt the Merger Agreement.

        Under the terms of the Merger Agreement, ECOL Merger Sub will merge with and into US Ecology, with US Ecology as the surviving entity and continuing as a wholly-owned subsidiary of Holdco and, simultaneously therewith, Rooster Merger Sub will merge with and into NRCG, with NRCG as the surviving entity and continuing as a wholly-owned subsidiary of Holdco.

        In the ECOL Merger, each share of ECOL Common Stock issued and outstanding immediately prior to the Effective Time (other than cancelled shares) will be converted into the right to receive (1) one share of Holdco Common Stock and (2) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of shares of ECOL Common Stock in accordance with the Merger Agreement. Outstanding equity awards of US Ecology will be assumed by Holdco and converted into equity awards at Holdco on a one-for-one basis as set forth in the Merger Agreement and described herein under the section entitled "The Merger Agreement—Treatment of US Ecology Stock Options, Restricted Stock Units, Performance Stock Units and Restricted Shares." Each share of ECOL Common Stock that is held by US Ecology as treasury stock or that is owned by Holdco, ECOL Merger Sub, US Ecology or any of their respective direct or indirect wholly-owned subsidiaries as of immediately prior to the Effective Time will automatically be cancelled and will cease to exist, without any conversion thereof, and no consideration will be delivered in exchange therefor.

        In the NRCG Merger, each share of NRCG Common Stock issued and outstanding immediately prior to the Effective Time (other than cancelled shares) will be converted into the right to receive, and become exchangeable for (1) the NRCG Exchange Ratio (0.196) of a share of Holdco Common Stock for each share of NRCG Common Stock, (2) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Common Stock in accordance with the Merger Agreement. Each share of NRCG Series A Preferred Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, and become exchangeable for (1) a whole number of shares of Holdco Common Stock equal to the product of (a) the number of shares of NRCG Common Stock that such share of NRCG Series A Preferred Stock could be converted into at the Effective Time (including Fundamental Change Additional Shares and Accumulated Dividends (each as defined in the NRCG Series A Certificate of Designations)) multiplied by (b) the NRCG Exchange Ratio, (2) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Series A Preferred Stock in accordance with the Merger Agreement. In the NRCG Merger, each share of NRCG Common Stock or NRCG Series A Preferred Stock that is owned by NRCG, Rooster Merger Sub or any of their respective direct or indirect wholly-owned subsidiaries immediately prior to the Effective Time will automatically be cancelled and will cease to exist, without any conversion thereof, and no consideration will be delivered in exchange therefor.

        Also at the Effective Time, US Ecology shall cause all shares of Holdco Common Stock that are issued and outstanding immediately prior to the Effective Time to be surrendered and cancelled and cease to exist, with no consideration delivered in exchange therefor.

        At the Effective Time, in respect of each NRCG Warrant issued pursuant to the NRCG Warrant Agreement, unless otherwise elected by the holder of any such NRCG Warrant, Holdco will issue a Replacement Warrant that complies with and satisfies the applicable terms and conditions under the NRCG Warrant Agreement to each holder of an NRCG Warrant providing that such Replacement Warrant will be exercisable for a number of shares of Holdco Common Stock equal to the product

(rounded to the nearest whole number) of (1) the number of shares of NRCG Common Stock that would have been issuable upon the exercise of the NRCG Warrant immediately prior to the Effective Time and (2) the NRCG Exchange Ratio, at an exercise price equal to the quotient obtained by dividing (a) the pre-NRCG Merger exercise price ($11.50 per share) by (b) the NRCG Exchange Ratio. Following the closing of the Mergers, Holdco will comply with all terms and conditions set forth in each such Replacement Warrant.

        Outstanding shares of NRCG equity awards will be converted into equity awards of Holdco pursuant to the mechanics set forth in the Merger Agreement and described herein under the section entitled "The Merger Agreement—Treatment of NRCG Stock Options and Restricted Stock Units."

        For a summary and more detailed information regarding this proposal, see the information about the Mergers and the Merger Agreement throughout this joint proxy statement/prospectus, including the information set forth in sections entitled "The Mergers" and "The Merger Agreement" of this joint proxy statement/prospectus. A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.

        Pursuant to the Merger Agreement, approval of this proposal by US Ecology stockholders is a condition to the consummation of the Mergers. If this proposal is not approved, the Mergers will not be consummated.

        US Ecology is requesting that US Ecology stockholders approve the proposal to adopt the Merger Agreement. Approval of this proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of ECOL Common Stock entitled to vote at the US Ecology Special Meeting.

        A failure to vote, a broker non-vote or an abstention will have the same effect as a vote "AGAINST" the US Ecology Merger Agreement Proposal.

Recommendation of the US Ecology Board

        The US Ecology Board recommends that US Ecology stockholders vote "FOR" the US Ecology Merger Agreement Proposal.

US Ecology Proposal 2: Holdco Stock Issuance Proposal

        US Ecology is asking its stockholders to approve the issuance of the shares of Holdco Common Stock to be issued in connection with the Mergers. As summarized in "US Ecology Proposal 1: The US Ecology Merger Agreement Proposal," in connection with the closing of the Mergers, Holdco will issue shares of Holdco Common Stock to NRCG and US Ecology stockholders pursuant to the Merger Agreement. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each share of NRCG Common Stock and ECOL Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, a number of shares of Holdco Common Stock as described in the section entitled "The Merger Agreement—Terms of the Mergers; Merger Consideration." In addition, in connection with the Mergers, Holdco will issue current holders of NRCG Warrants the Replacement Warrants, which may in the future be exercised to obtain shares of Holdco Common Stock as described in the section entitled "Description of Holdco Replacement Warrants." For more information on the US Ecology stockholder vote required for approval of the Merger Stock Issuance Proposal, see the section entitled "The US Ecology Special Meeting—Vote Required."

        Pursuant to the Merger Agreement, approval of this proposal by US Ecology stockholders is a condition to the consummation of the Mergers. If this proposal is not approved, the Mergers will not be consummated.

        US Ecology is requesting that US Ecology stockholders approve the proposal to issue shares of Holdco Common Stock. Approval of this proposal requires the affirmative vote of the majority of all votes cast at the US Ecology Special Meeting and entitled to vote thereon.

        Failures to vote, abstentions and broker non-votes will have no effect on the outcome of the Holdco Stock Issuance Proposal, assuming a quorum is present.

Recommendation of the US Ecology Board

        The US Ecology Board recommends that US Ecology stockholders vote "FOR" the Holdco Stock Issuance Proposal.

US Ecology Proposal 3: Holdco Charter Amendment Proposal

        US Ecology stockholders are being asked to consider and vote upon a proposal to add certain provisions to the charter of Holdco that will be in effect after completion of the Mergers and that are not in the current charter of US Ecology. Upon the adoption of the Holdco Amended Charter, the new Holdco charter will be substantially identical to the existing US Ecology charter, with the addition of certain provisions to adopt ownership qualifications, restrictions, requirements and procedures to facilitate Holdco's compliance with the U.S. citizenship requirements of the Jones Act. A copy of the Holdco Amended Charter marked against the existing US Ecology charter is attached hereto as Annex E.

        Upon the consummation of the Mergers, Holdco will be subject to the requirements of the Jones Act. The Jones Act restricts transportation of merchandise by water, or by land and water, either directly or via a foreign port between points in the United States and certain of its island territories and possessions to U.S. flag vessels that meet certain requirements, including that they are built in the United States, owned and controlled by U.S. Citizens (within the meaning of the Jones Act), and manned by predominantly U.S. Citizen crews.

        Under the Jones Act, a corporation (such as Holdco) is deemed a U.S. Citizen if (1) it is organized under the laws of the United States or a state, (2) the chief executive officer, by whatever title, and the chairman of the board of directors of the corporation are U.S. Citizens, (3) not more than a minority of the number of the directors necessary to constitute a quorum of the board of directors are non-U.S. Citizens, and (4) at least 75% of the ownership and voting power of each class or series of the corporation's stock is owned and controlled by U.S. Citizens. The Jones Act specifies that ownership of at least 75% of the equity interest by U.S. Citizens means ownership free from any trust or fiduciary obligations in favor of, or any agreement, arrangement or understanding or other means by which more than 25% of the voting power or control of the corporation may be exercised directly or indirectly by or on behalf of, non-U.S. Citizens. These citizenship requirements apply at each tier in the Holdco ownership chain, which means that they must be satisfied by each person that contributes to Holdco's eligibility as a U.S. Citizen, and each person that contributes to the eligibility of such other person as a U.S. Citizen at each tier of ownership.

        In order to assist Holdco in facilitating compliance with the Jones Act following the closing of the Mergers, the proposed Holdco Amended Charter includes in Article Eighth provisions (1) limiting the ownership of any class or series of Holdco capital stock by non-U.S. Citizens to 24% (so as to allow a margin of safety under the statutory maximum of 25%), (2) prohibiting the transfer of shares of Holdco capital stock if doing so would cause Holdco to exceed the 24% non-U.S. Citizen ownership threshold (the "Excess Shares" as defined in the proposed Holdco Amended Charter), (3) authorizing the redemption of Excess Shares, (4) suspending the right to vote and to receive dividends and distributions for such Excess Shares, (5) establishing procedures for the redemption of Excess Shares including providing notice and setting the redemption price, (6) authorizing Holdco to make citizenship determinations with respect to the holders of its capital stock, (7) requiring holders (including beneficial holders) of Holdco capital stock to submit information to establish the citizenship of such holder, and (8) generally authorizing the Holdco Board to take appropriate action to monitor and maintain compliance with the ownership requirements of the Jones Act. In addition to the foregoing, the adoption of the Holdco Amended Charter would change the name of Holdco for "US Ecology Parent, Inc." to "US Ecology, Inc."

        US Ecology is requesting that US Ecology stockholders approve the Holdco Charter Amendment Proposal. Approval of this proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of ECOL Common Stock entitled to vote at the US Ecology Special Meeting.

        Pursuant to the Merger Agreement, approval of this proposal by US Ecology stockholders is a condition to the consummation of the Mergers. If this proposal is not approved, the Mergers will not be consummated.

        A failure to vote, a broker non-vote or an abstention will have the same effect as a vote "AGAINST" the Holdco Charter Amendment Proposal.

Recommendation of the US Ecology Board

        The US Ecology Board recommends that US Ecology stockholders vote "FOR" the Holdco Charter Amendment Proposal.

US Ecology Proposal 4: The US Ecology Adjournment Proposal

        US Ecology is asking its stockholders to approve the proposal to adjourn the US Ecology Special Meeting to another time and place if necessary to permit solicitation of additional proxies if there are not sufficient votes to approve US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal or the Holdco Charter Amendment Proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to US Ecology stockholders.

        US Ecology is requesting that US Ecology stockholders approve the US Ecology Adjournment Proposal. Approval of this proposal requires the affirmative vote of the holders of a majority of all votes cast at the US Ecology Special Meeting and entitled to vote thereon.

        Failures to vote, abstentions and broker non-votes will have no effect on the outcome of the US Ecology Adjournment Proposal, assuming a quorum is present.

Recommendation of the US Ecology Board

        The US Ecology Board recommends that US Ecology stockholders vote "FOR" the US Ecology Adjournment Proposal.

 THE NRCG SPECIAL MEETING

Date, Time and Place of the NRCG Special Meeting

        The NRCG Special Meeting will be held at 717 Texas, Suite 3300, Houston, Texas 77002, on October 22, 2019, at 9:00 a.m., local time.

Purpose of the NRCG Special Meeting

        At the NRCG Special Meeting, NRCG common stockholders will be asked to consider and vote upon the following proposals: (1) the NRCG Merger Agreement Proposal and (2) the NRCG Adjournment Proposal.

Recommendation of the NRCG Board

        At a meeting of the NRCG Board held on June 23, 2019, the NRCG Board determined that the Merger Agreement and the transactions contemplated thereby, are in the best interests of NRCG and its common stockholders, and approved the Merger Agreement and the Mergers, the execution of the Merger Agreement and the consummation of the transactions contemplated thereby. Such determination, approval and recommendation were made by eight of the nine directors on the NRCG Board.

        The NRCG Board recommends that NRCG common stockholders vote "FOR" the NRCG Merger Agreement Proposal and, if necessary, the NRCG Adjournment Proposal.

Record Date for the NRCG Special Meeting; Stock Entitled to Vote

        Only holders of record of shares of NRCG Common Stock at the close of business on the NRCG Record Date will be entitled to vote at the NRCG Special Meeting and any postponements or adjournments thereof. You may cast one vote for each share of NRCG Common Stock that you owned as of the NRCG Record Date, including (1) shares held directly in your name as the common stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank or other nominee.

        On the NRCG Record Date, there were outstanding a total of 38,050,385 shares of NRCG Common Stock entitled to vote at the NRCG Special Meeting.

Solicitation of Proxies; Revocability of Proxies

        The cost of proxy solicitation for the NRCG Special Meeting and expenses for the filing, printing and mailing of this joint proxy statement/prospectus will be borne by NRCG. In addition to the use of the mail, proxies may be solicited by officers and directors and regular employees of NRCG, without additional remuneration, by personal interview, telephone, electronic communication or otherwise. NRCG will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record on the NRCG Record Date and will provide customary reimbursement to such firms for the cost of forwarding these materials.

        If you are a holder of record of NRCG Common Stock on the NRCG Record Date, you have the power to revoke your proxy at any time before your proxy is voted at the NRCG Special Meeting. You can revoke your proxy in one of four ways:

  •
  you can send a signed notice of revocation to NRCG's general counsel at NRCG's corporate headquarters, 952 Echo Lane, Suite 460, Houston, Texas 77024;

  •
  you can grant a new, valid proxy bearing a later date (by Internet, telephone or mail) that is received by NRCG prior to your shares being voted;

  •
  you can submit a proxy again by telephone or the Internet at a later time; or

  •
  if you are a holder of record of NRCG Common Stock, you can attend the NRCG Special Meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given.

        If you choose either of the first two methods, you must provide your notice of revocation or your new proxy to the General Counsel of NRCG prior to your shares being voted. If your shares are held in street name by your broker, bank or other nominee, you should contact them to change your vote.

Quorum

        Stockholders who hold shares representing at least a majority of the issued and outstanding shares of NRCG Common Stock entitled to vote at the NRCG Special Meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business at the NRCG Special Meeting. If a quorum is not present, the NRCG Special Meeting may be adjourned by the chairman of the NRCG Special Meeting to another place, date, or time without notice other than announcement at the meeting, until a quorum shall be present or represented. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the NRCG Special Meeting. As a result of the Support Agreement, and subject to the terms thereof, holders of a majority of the issued and outstanding shares of NRCG Common Stock entitled to vote at the NRCG Special Meeting have agreed to vote their shares in favor of the NRCG Merger Agreement Proposal and the presence of a quorum is effectively assured.

Vote Required

        Approval of the NRCG Merger Agreement Proposal requires the affirmative vote of holders of a majority of the issued and outstanding shares of NRCG Common Stock entitled to vote on the proposal. Failures to vote, abstentions and broker non-votes will have the effect of a vote against the NRCG Merger Agreement Proposal.

        Approval of the NRCG Adjournment Proposal requires the affirmative vote of the majority of all votes cast at the NRCG Special Meeting and entitled to vote thereon. Failures to vote, abstentions and broker non-votes will have no effect on the outcome of the NRCG Adjournment Proposal, assuming a quorum is present.

Abstentions and Broker Non-Votes

        Failures to vote, abstentions and broker non-votes will have the effect of a vote against the NRCG Merger Agreement Proposal. Failures to vote, abstentions and broker non-votes will have no effect on the outcome of the NRCG Adjournment Proposal. Shares of NRCG Common Stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If you are a NRCG common stockholder of record and you sign and return your proxy card without indicating how to vote on any particular proposal, the shares of NRCG Common Stock represented by your proxy will be counted as present for purposes of determining the presence of a quorum for the NRCG Special Meeting and will be voted "FOR" that proposal. If you fail to cast a vote or deliver a proxy card, it will also make it more difficult to meet the quorum requirement with respect to organizing the meeting.

Voting Power of NRCG Directors and Executive Officers

        On the NRCG Record Date, approximately 70% of the outstanding NRCG Common Stock was directly held by NRCG directors and executive officers and the JFL Entities.

Attending the NRCG Special Meeting

        All holders of NRCG Common Stock, including stockholders of record and stockholders who hold shares through banks, brokers or other nominees, are invited to attend the NRCG Special Meeting. Common stockholders of record can vote in person at the NRCG Special Meeting. If you plan to attend the NRCG Special Meeting, you must hold your shares in your own name or have a letter or an account statement issued by the record holder of your shares confirming your ownership, and you must bring a form of personal photo identification with you to be admitted. NRCG reserves the right to refuse admittance to anyone without proper proof of share ownership and without proper photo identification. Even if you plan to attend the NRCG Special Meeting, NRCG recommends that you also submit your proxy or voting instructions by mail, or by telephone or on the Internet as described in your proxy card so that your vote will be counted if you later decide not to attend the meeting.

Voting of Proxies by Record Stockholders

        A proxy card is enclosed for use by NRCG common stockholders of record. NRCG requests that its record common stockholders sign the accompanying proxy and return it promptly in the enclosed postage-paid envelope. You may also submit a proxy to vote your shares by telephone or through the Internet. Information and applicable deadlines for submitting a proxy by telephone or through the Internet are set forth on the enclosed proxy card. Shares of NRCG Common Stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If you are a NRCG common stockholder of record and you sign and return your proxy card without indicating how to vote on any particular proposal, the shares of NRCG Common Stock represented by your proxy will be counted as present for purposes of determining the presence of a quorum for the NRCG Special Meeting and will be voted "FOR" that proposal.

        As of the date hereof, NRCG management has no knowledge of any business that will be presented for consideration at the NRCG Special Meeting and which would be required to be set forth in this joint proxy statement/prospectus other than the matters set forth in NRCG's accompanying Notice of Special Meeting of Common Stockholders. In accordance with NRCG's bylaws and Delaware law, business transacted at the NRCG Special Meeting will be limited to those matters set forth in such notice. Nonetheless, if any other matter is properly presented at the NRCG Special Meeting for consideration, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their best judgment on such matter.

        Your vote is important. Whether or not you expect to attend the NRCG Special Meeting in person, NRCG urges you to submit a proxy to vote your shares as promptly as possible by (1) accessing the Internet website specified on your proxy card; (2) calling the toll-free number specified on your proxy card; or (3) signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the NRCG Special Meeting.

Shares Held in Street Name

        If you hold your shares of NRCG Common Stock in a stock brokerage account or if your shares are held by a broker, bank or other nominee (that is, in street name), you must provide the record holder of your shares with instructions on how to vote your shares if you wish them to be counted. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to NRCG or by voting in person at the NRCG Special Meeting. Further, brokers who hold shares of NRCG Common Stock on behalf of their customers may not vote those shares without specific instructions from their customers.

        If you hold your NRCG Common Stock in street name and you do not instruct your broker on how to vote any of your shares, your broker may not vote those shares. For a discussion of the consequences of such broker non-votes, see the section entitled "The NRCG Special Meeting—Abstentions and Broker Non-Votes" of this joint proxy statement/prospectus.

Revocability of Proxies and Changes to a NRCG Common Stockholder's Vote

        If you are a holder of shares of NRCG Common Stock as of the NRCG Record Date, you have the power to revoke your proxy at any time before your proxy is voted at the NRCG Special Meeting. You can revoke your proxy in one of four ways:

  •
  you can send a signed notice of revocation to NRCG's general counsel at NRCG's corporate headquarters, 952 Echo Lane, Suite 460, Houston, Texas 77024;

  •
  you can grant a new, valid proxy bearing a later date (by Internet, telephone or mail) that is received by NRCG prior to your shares being voted;

  •
  you can submit a proxy again by telephone or the Internet at a later time; or

  •
  if you are a holder of record, you can attend the NRCG Special Meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given.

        If you wish to change your vote at the NRCG Special Meeting, you must vote by ballot at such meeting or if you wish to revoke any previously submitted proxy at the NRCG Special Meeting, you must bring a written notice of revocation to the general counsel of NRCG at the NRCG Special Meeting prior to the voting at the NRCG Special Meeting.

        If you are a NRCG common stockholder whose shares of NRCG Common Stock are held in "street name" by a broker, bank or other nominee, you may revoke your proxy or voting instructions and vote your shares in person at the NRCG Special Meeting only in accordance with applicable rules and procedures as employed by your broker, bank or other nominee. If your shares are held in "street name" in an account at a broker, bank or other nominee, you must follow the directions you receive from your broker, bank or other nominee in order to change or revoke your proxy or voting instructions and should contact your broker, bank or other nominee to do so.

Adjournments

        Although it is not currently expected, the NRCG Special Meeting may be adjourned for the purpose of soliciting additional proxies if NRCG has not received sufficient proxies to constitute a quorum or sufficient votes for approval of the proposals to be presented at the NRCG Special Meeting. For more information see the section entitled "The NRCG Special Meeting—Quorum." If a quorum shall fail to attend the NRCG Special Meeting, the chairman of the meeting may adjourn the meeting to reconvene at the same or some other place.

        When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Postponements

        At any time prior to convening the NRCG Special Meeting, the NRCG Board may postpone the NRCG Special Meeting for any reason without the approval of the NRCG common stockholders. Although it is not currently expected, the NRCG Board may postpone the NRCG Special Meeting for the purpose of soliciting additional proxies if NRCG has not received sufficient proxies to constitute a quorum or sufficient votes for approval of the proposals to be presented at the NRCG Special Meeting. If the NRCG Special Meeting is postponed, NRCG common stockholders who have already sent in their proxies will be allowed to revoke them at any time prior to their use.

Stockholder List

        A list of NRCG common stockholders entitled to vote at the NRCG Special Meeting will be available for inspection at NRCG's principal executive offices, located at 952 Echo Lane, Suite 460, Houston, TX 77024, at least ten days prior to the date of the NRCG Special Meeting and continuing through the date thereof for any purpose germane to the NRCG Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m., local time. The list will also be available at the NRCG Special Meeting for inspection by any NRCG common stockholder present at the NRCG Special Meeting.

Tabulation of Votes

        A representative of NRCG's mailing and tabulating agent, Broadridge Financial Solutions, Inc., will tabulate the votes and Thomas E. Gottsegen, NRCG's general counsel, will act as inspector of elections.

How You Can Reduce the Number of Copies of US Ecology's Proxy Materials You Receive

        Some brokers, banks and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this joint proxy statement/prospectus may have been sent to multiple NRCG common stockholders in your household.

        If you are eligible for householding, but you and other NRCG common stockholders of record with whom you share an address currently receive multiple copies of the proxy materials, or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of the proxy materials for your household, please contact your broker.

        If you participate in householding and wish to receive a separate copy of the proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of the proxy materials in the future, please contact your broker or NRC Group Holdings Corp., 952 Echo Lane, Suite 460, Houston, Texas 77024, Attention: General Counsel.

        Beneficial owners can request information about householding from their banks, brokers, or other nominees.

Questions and Additional Information

        If you need assistance in completing your proxy card, have questions regarding the NRCG Special Meeting or would like additional copies of any materials, please contact:

NRC Group Holdings Corp.
952 Echo Lane, Suite 460
Houston, Texas 77024
Attn: Corporate Secretary
Telephone: (832) 767-4749

        If you are a stockholder of record and have questions concerning share certificates, dividend checks, ownership transfer or other matters relating to your share account, please contact NRCG's transfer agent at:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Henry Farrell
E-mail: hfarrell@continentalstock.com

        NRCG common stockholders and preferred stockholders should keep any NRCG physical stock certificates they hold at this time. After the Mergers are completed, NRCG common stockholders and preferred stockholders will receive from the exchange agent a letter of transmittal and instructions on how to obtain the merger consideration to which they are entitled. The shares of Holdco Common Stock to be received by any current holder of a physical stock certificate representing NRCG Common Stock in connection with the NRCG Merger will be issued in book-entry form.

NRCG PROPOSALS

NRCG Proposal 1: The NRCG Merger Agreement Proposal

        NRCG is asking its common stockholders to approve the proposal to adopt the Merger Agreement.

        Under the terms of the Merger Agreement, ECOL Merger Sub will merge with and into US Ecology, with US Ecology as the surviving entity and continuing as a wholly-owned subsidiary of Holdco and, simultaneously therewith, Rooster Merger Sub will merge with and into NRCG, with NRCG as the surviving entity and continuing as a wholly-owned subsidiary of Holdco.

        In the ECOL Merger, each share of ECOL Common Stock issued and outstanding immediately prior to the Effective Time (other than cancelled shares) will be converted into the right to receive (1) one share of Holdco Common Stock and (2) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of shares of ECOL Common Stock in accordance with the Merger Agreement. Outstanding equity awards of US Ecology will be assumed by Holdco and converted into equity awards at Holdco on a one-for-one basis as set forth in the Merger Agreement and described herein under the section entitled "The Merger Agreement—Treatment of US Ecology Stock Options, Restricted Stock Units, Performance Stock Units and Restricted Shares." Each share of ECOL Common Stock that is held by US Ecology as treasury stock or that is owned by Holdco, ECOL Merger Sub, US Ecology or any of their respective direct or indirect wholly-owned subsidiaries as of immediately prior to the Effective Time will automatically be cancelled and will cease to exist, without any conversion thereof, and no consideration will be delivered in exchange therefor.

        In the NRCG Merger, each share of NRCG Common Stock issued and outstanding immediately prior to the Effective Time (other than cancelled shares) will be converted into the right to receive, and become exchangeable for (1) the NRCG Exchange Ratio (0.196) of a share of Holdco Common Stock for each share of NRCG Common Stock, (2) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Common Stock in accordance with the Merger Agreement. Each share of NRCG Series A Preferred Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, and become exchangeable for (1) a whole number of shares of Holdco Common Stock equal to the product of (a) the number of shares of NRCG Common Stock that such share of NRCG Series A Preferred Stock could be converted into at the Effective Time (including Fundamental Change Additional Shares and Accumulated Dividends (each as defined in the NRCG Series A Certificate of Designations)) multiplied by (b) the NRCG Exchange Ratio, (2) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Series A Preferred Stock in accordance with the Merger Agreement. In the NRCG Merger, each share of NRCG Common Stock or NRCG Series A Preferred Stock that is owned by NRCG, Rooster Merger Sub or any of their respective direct or indirect wholly-owned subsidiaries immediately prior to the Effective Time will automatically be cancelled and will cease to exist, without any conversion thereof, and no consideration will be delivered in exchange therefor.

        Also at the Effective Time, US Ecology shall cause all shares of Holdco Common Stock that are issued and outstanding immediately prior to the Effective Time to be surrendered and cancelled and cease to exist, with no consideration delivered in exchange therefor.

        At the Effective Time, in respect of each NRCG Warrant issued pursuant to the NRCG Warrant Agreement, unless otherwise elected by the holder of any such NRCG Warrant, Holdco will issue a Replacement Warrant that complies with and satisfies the applicable terms and conditions under the NRCG Warrant Agreement to each holder of an NRCG Warrant providing that such Replacement

Warrant will be exercisable for a number of shares of Holdco Common Stock equal to the product (rounded to the nearest whole number) of (1) the number of shares of NRCG Common Stock that would have been issuable upon the exercise of the NRCG Warrant immediately prior to the Effective Time and (2) the NRCG Exchange Ratio, at an exercise price equal to the quotient obtained by dividing (a) the pre-NRCG Merger exercise price ($11.50 per share) by (b) the NRCG Exchange Ratio. Following the closing of the Mergers, Holdco will comply with all terms and conditions set forth in each such Replacement Warrant.

        Outstanding shares of NRCG equity awards will be converted into equity awards of Holdco pursuant to the mechanics set forth in the Merger Agreement and described herein under the section entitled "The Merger Agreement—Treatment of NRCG Stock Options and Restricted Stock Units."

        For a summary and more detailed information regarding this proposal, see the information about the Mergers and the Merger Agreement throughout this joint proxy statement/prospectus, including the information set forth in sections entitled "The Mergers" and "The Merger Agreement" of this joint proxy statement/prospectus. A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.

        Pursuant to the Merger Agreement, approval of this proposal by NRCG common stockholders is a condition to the consummation of the Mergers. If this proposal is not approved, the Mergers will not be consummated.

        NRCG is requesting that NRCG common stockholders approve the proposal to adopt the Merger Agreement. Approval of this proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of NRCG Common Stock entitled to vote as of the record date for the NRCG Special Meeting.

        A failure to vote, a broker non-vote or an abstention will have the same effect as a vote "AGAINST" the NRCG Merger Agreement Proposal.

Recommendation of the NRCG Board

        The NRCG Board recommends that NRCG common stockholders vote "FOR" the NRCG Merger Agreement Proposal.

NRCG Proposal 2: The NRCG Adjournment Proposal

        NRCG is asking its common stockholders to approve the proposal to adjourn the NRCG Special Meeting to another time and place if necessary to permit solicitation of additional proxies if there are not sufficient votes to approve the NRCG Merger Agreement Proposal or to ensure that any supplement or amendment to this joint proxy statement/prospectus is timely provided to NRCG common stockholders.

        NRCG is requesting that NRCG common stockholders approve the NRCG Adjournment Proposal. Approval of this proposal requires the affirmative vote of the majority of all votes cast at the NRCG Special Meeting and entitled to vote thereon.

        Failures to vote, abstentions and broker non-votes will have no effect on the outcome of the NRCG Adjournment Proposal, assuming a quorum is present.

Recommendation of the NRCG Board

        The NRCG Board recommends that NRCG common stockholders vote "FOR" the NRCG Adjournment Proposal.

 THE MERGERS

        The following is a description of the material aspects of the Mergers, including the Merger Agreement. While we believe that the following description covers the material terms of the Mergers, the description may not contain all of the information that is important to you. We encourage you to read this joint proxy statement/prospectus carefully and in its entirety, including the Merger Agreement which is attached as Annex A to this joint proxy statement/prospectus, for a more complete understanding of the Mergers.

Effects of the Mergers

        Upon the terms and subject to the conditions of the Merger Agreement and in accordance with the DGCL, at the Effective Time, ECOL Merger Sub, a wholly-owned subsidiary of Holdco and a party to the Merger Agreement, will merge with and into US Ecology. US Ecology will survive the ECOL Merger as a wholly-owned subsidiary of Holdco. Upon the terms and subject to the conditions of the Merger Agreement and in accordance with the DGCL, at the Effective Time, Rooster Merger Sub, a wholly-owned subsidiary of Holdco and a party to the Merger Agreement, will merge with and into NRCG. NRCG will survive the NRCG Merger as a wholly-owned subsidiary of Holdco. As a result, among other things, Holdco will become the ultimate parent of US Ecology, NRCG and their respective subsidiaries as a result of the Mergers. The Mergers will become effective at the time at which the certificates of merger have been duly filed with the Secretary of State of the State of Delaware or at any later date or time mutually agreed to in writing by US Ecology and NRCG and specified in the certificates of merger in accordance with the DGCL.

        At the Effective Time, each issued and outstanding share of ECOL Common Stock (other than shares owned by Holdco, ECOL Merger Sub, US Ecology or any of their respective subsidiaries, which will automatically be cancelled and will cease to exist, without any conversion thereof, and no consideration will be delivered in exchange therefor) will be converted into the right to receive (1) 1.00 share of Holdco Common Stock and (2) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of ECOL Common Stock.

        Also at the Effective Time, each issued and outstanding share of NRCG Common Stock (other than shares owned by US Ecology, Holdco, Rooster Merger Sub or NRCG, which will automatically be cancelled and will cease to exist, without any conversion thereof, and no consideration will be delivered in exchange therefor) will be converted into the right to receive, and become exchangeable for, (1) 0.196 of a share of Holdco Common Stock for each share of NRCG Common Stock, (2) any cash paid in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Common Stock.

        In addition, at the Effective Time, each share of NRCG Series A Preferred Stock (other than shares owned by US Ecology, Holdco, Rooster Merger Sub, NRCG or any of their respective subsidiaries, which will cease to remain outstanding and will be canceled and cease to exist) will be converted into the right to receive, and become exchangeable for, (1) a whole number of shares of Holdco Common Stock equal to the product of (a) the number of shares of NRCG Common Stock that such share of NRCG Series A Preferred Stock could be converted into at the Effective Time (including, for the avoidance of doubt, the applicable Fundamental Change Additional Shares and Accumulated Dividends, each as defined in the NRCG Series A Certificate of Designations) multiplied by (b) the NRCG Exchange Ratio, (2) any cash paid in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Series A Preferred Stock.

        The exchange ratios are fixed and will not be adjusted to reflect stock price changes prior to the closing of the Mergers.

        US Ecology and NRCG are working to complete the Mergers as soon as practicable and expect the closing of the Mergers to occur in the fourth quarter of 2019. However, the Mergers are subject to the satisfaction or waiver of certain conditions, and it is possible that factors outside the control of Holdco, US Ecology and NRCG could result in the Mergers being completed at a later time or not at all.

Background of the Mergers

        The NRCG Board and the US Ecology Board, together with their respective management teams, each regularly review their respective results of operations, competitive positions, business opportunities and potential transactions, including strategic alternatives and transactions that would strengthen their respective competitive positions; further strategic objectives and business opportunities; and enhance stockholder value.

        On October 17, 2018, all of the outstanding equity interests of NRC Group were acquired from JFL Partners by HCAC (the "SPAC Transaction"). HCAC was a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In connection with the closing of the SPAC Transaction, HCAC changed its name to "NRC Group Holdings Corp.," and the ticker symbol for its outstanding common stock and warrants trading on the NYSE American exchange changed to "NRCG" and "NRCG.WS," respectively.

        Prior to the closing of the SPAC Transaction, the business and assets of what is now NRCG were owned by JFL Partners or other investment affiliates of J.F. Lehman & Company, LLC ("JFLCo"), including the JFL Entities. Upon the closing of the SPAC Transaction, the JFL Entities beneficially owned approximately 67% of NRCG.

        Prior to the SPAC Transaction, from as early as 2014, JFLCo and its investment affiliates explored potential strategic transactions that would have a substantial impact on the business and stockholder base of the then existing businesses of NRCG. Such potential strategic transactions included high-level preliminary discussions between representatives of JFLCo and its investment affiliates and US Ecology in 2016 and 2017 regarding a potential transaction involving US Ecology and certain of the businesses now owned by NRCG. However, those discussions never involved discussions of any valuation of the businesses and never progressed beyond the preliminary stages.

        On March 2, 2019, James Baumgardner, chairman of the NRCG Board, had telephonic discussions with each of Jeffrey Feeler, chairman of the US Ecology Board and president and chief executive officer of US Ecology, and Simon Bell, executive vice president and chief operating officer of US Ecology, regarding general trends in the industry affecting each of US Ecology and NRCG. The individuals also discussed whether there would be any interest in exploring a potential strategic transaction involving US Ecology and NRCG. JFL Partners nominated Mr. Baumgardner to serve as a member of the NRCG Board pursuant to the NRCG Investor Rights Agreement (as defined herein). In addition, Mr. Baumgardner is a member of the Operating Executive Board of JFLCo, a position he has held since February 2018.

        On March 7, 2019, the US Ecology Board held a regularly scheduled meeting at which Mr. Feeler informed the US Ecology Board on his conversation with Mr. Baumgardner.

        On March 15, 2019, Mr. Feeler contacted Mr. Baumgardner and requested a meeting to further explore NRCG's business, growth opportunities and initial thinking regarding a potential strategic transaction.

        On March 14, 2019, Mr. Feeler, Mr. Bell and other senior representatives of US Ecology met to discuss the business of NRCG and potential strategic fit with US Ecology. At this meeting, it was determined that more information was needed and Mr. Feeler committed to reach out to Mr. Baumgardner to arrange a meeting.

        On March 18, 2019, Mr. Feeler met with Mr. Baumgardner and Glenn Shor, a member of the NRCG Board, to gain a better understanding of NRCG's business, growth opportunities and initial thinking regarding a potential strategic transaction between NRCG and US Ecology. Preliminary, high-level expectations on the valuation of NRCG were discussed, but the parties did not negotiate or agree to any specific valuation. The parties also discussed the possibility that such a transaction may involve mostly ECOL Common Stock as consideration. In addition to serving as a member of the NRCG Board, Mr. Shor is also a partner at JFLCo.

        On March 21, 2019, NRCG and US Ecology executed a confidentiality agreement, providing for the confidential treatment of information of NRCG provided to US Ecology in connection with the parties' exploration of a potential strategic transaction. On March 25, 2019, NRCG and US Ecology executed a confidentiality agreement, providing for the confidential treatment of information of US Ecology provided to NRCG in connection with the parties' exploration of a potential strategic transaction. Following the execution of these confidentiality agreements and through the signing of the Merger Agreement, each of NRCG and US Ecology and their respective advisors, and, with respect to US Ecology, its financing sources, conducted due diligence on the other party.

        On March 25, 2019, US Ecology management telephonically met with representatives of Houlihan Lokey, a financial advisor to US Ecology ("Houlihan"), and Wells Fargo, the administrative agent and a lender under US Ecology's existing credit facility, to discuss a possible strategic transaction involving US Ecology and NRCG.

        On April 1, 2019, certain senior management of US Ecology, including Mr. Feeler; Eric Gerratt, executive vice president, chief financial officer and treasurer, Mr. Bell, executive vice president and chief operating officer; Andrew Marshall, executive vice president of regulatory compliance and safety; Matt Dahl, vice president, corporate planning and development; and a representative of Houlihan, met with Mr. Shor, as well as C. Alexander Harman, a member of the NRCG Board and a partner at JFLCo; Christian Swinbank, a member of the NRCG Board and chief executive officer and president of NRCG; and Joseph Peterson, chief financial officer of NRCG, conducted an informal management meeting to provide an overview of NRCG's business, growth opportunities, strategic plans and other background information. The parties discussed the strategic rationale for a potential strategic transaction, but there was no discussion regarding valuation.

        On April 2, 2019, US Ecology management met with representatives of Houlihan and Wells Fargo to debrief on the matters discussed at the April 1, 2019 meeting.

        On April 3, 2019, the NRCG Board held its regularly scheduled quarterly meeting at NRCG's headquarters in Houston, Texas. During an executive session of the NRCG Board, that included only the non-management members of the NRCG Board, Mr. Shor informed the NRCG Board of his and the other NRCG Board members' and NRCG management's preliminary discussions with US Ecology and that during those preliminary discussions US Ecology had expressed interest in a potential strategic transaction with NRCG, but that material terms, such as price and the specific form and type of consideration, had not yet been discussed, other than the fact that US Ecology indicated that at least part, if not all, of the proposed consideration would likely consist of ECOL Common Stock. Mr. Shor reminded the NRCG Board that US Ecology had evaluated and expressed interest in a potential strategic transaction with certain businesses of NRC Group in the past, including prior to NRC Group's consummation of the SPAC Transaction. After deliberations, the NRCG Board directed Mr. Shor to continue to explore on a preliminary basis a potential strategic transaction with US Ecology.

        Over the course of the next two weeks, as directed by the NRCG Board, Messrs. Baumgardner, Shor and Harman and certain officers of NRCG continued to engage in discussions with representatives of US Ecology regarding a potential strategic transaction.

        On April 10, 2019, Messrs. Feeler, Bell and Dahl and representatives of Houlihan met with Mr. Shor to discuss other potential strategic transactions involving US Ecology.

        On April 13, 2019, Mr. Feeler and Mr. Baumgardner met to discuss the potential structure and consideration mix for a strategic transaction involving US Ecology and NRCG.

        On April 15, 2019, Mr. Dahl met with representatives of BofA Merrill Lynch to discuss a potential strategic transaction involving US Ecology. US Ecology subsequently engaged BofA Merrill Lynch as an additional financial advisor in connection with the potential transaction involving US Ecology and NRCG.

        Between April 16 and 19, 2019, representatives of US Ecology, in consultation with Houlihan, BofA Merrill Lynch and Dechert, legal counsel to US Ecology, prepared a non-binding indication of interest (the "US Ecology IOI") with respect to US Ecology's proposed acquisition of NRCG. Mr. Feeler individually briefed members of the US Ecology Board regarding the potential opportunity involving a strategic transaction involving NRCG.

        Additionally, in the morning of April 19, 2019, representatives of NRCG management, Mr. Shor, Jones Day, NRCG's regular legal counsel, and Evercore, financial advisor to NRCG, had a telephonic meeting regarding the potential strategic transaction. During that conversation, the parties discussed the potential mix of consideration that could be included in a potential strategic transaction.

        On April 19, 2019, following meetings with its advisors, US Ecology submitted to NRCG the US Ecology IOI to acquire all of the outstanding equity of NRCG for a proposed purchase price of $11.05 per share of NRCG Common Stock, representing, in US Ecology's view, an overall enterprise value of NRCG of $892 million, with the consideration payable in shares of ECOL Common Stock. The proposed purchase price represented a premium of approximately 30.5% to the $8.47 per share closing price of NRCG Common Stock on April 18, 2019, the last trading day prior to the date of the US Ecology IOI. The US Ecology IOI did not address whether the purchase price would be in the form of a fixed or variable exchange ratio. In addition, the US Ecology IOI stated that US Ecology's proposal was subject to, among other things, US Ecology's satisfactory completion of confirmatory due diligence.

        On April 23, 2019, the NRCG Board held a special telephonic meeting to discuss the US Ecology IOI. Mr. Shor reviewed the principal terms of the proposal, noting that the proposal reflected a premium to the then current trading price of NRCG Common Stock of 30.5%. Following discussion of the proposal, Mr. Baumgardner reminded the NRCG Board that he previously served in numerous senior management roles at US Ecology, including serving as president, chief executive officer, chief operating officer, chief financial officer and a member of the board of directors, until his departure in 2012. Mr. Baumgardner indicated that he no longer had any direct or indirect interests, economic or otherwise, in US Ecology and that he had not had any economic interests in US Ecology for a number of years. After deliberations, representatives of Jones Day provided an overview of the fiduciary duties of the NRCG Board and other relevant considerations in evaluating a potential strategic transaction with US Ecology.

        After deliberations, the NRCG Board determined to continue to explore a potential strategic transaction with US Ecology, including to (1) engage in confirmatory due diligence of US Ecology, since the consideration proposed by US Ecology was proposed to comprised solely of shares of ECOL Common Stock and (2) continue to provide information to US Ecology and its representatives, including access to NRCG management, so that US Ecology could perform its confirmatory due diligence. In addition, in order to facilitate the evaluation and negotiation of a potential strategic transaction with US Ecology, the NRCG Board unanimously resolved to create a transaction committee of the NRCG Board (the "Transaction Committee"), to be comprised of Messrs. Baumgardner, Shor and Harman. Such individuals were appointed because of their knowledge of the operations of NRCG and the industry in which it operates, as well as their extensive experience in negotiating strategic transactions. The NRCG Board also appointed Mr. Shor as chairman of the Transaction Committee. The NRCG Board also resolved to formally engage Jones Day as outside legal counsel in connection with the potential transaction. From its formation on April 23, 2019 through the date on which the Merger Agreement was executed, the Transaction Committee led the evaluation and negotiation on behalf of NRCG for the proposed transaction with US Ecology.

        On April 24, 2019, Messrs. Baumgardner and Feeler spoke by telephone regarding the structure and timeline for the potential transaction involving US Ecology and NRCG.

        On April 25, 2019, at the direction of the Transaction Committee, NRCG formally engaged Evercore to assist it in exploring and negotiating the potential strategic transaction with US Ecology. The Transaction Committee requested that Evercore provide an analysis of exchange ratio mechanics and the use of collar provisions in strategic transactions involving stock consideration, including an overview of collar provisions, so that the Transaction Committee could further assess whether such a provision would be beneficial to NRCG stockholders.

        On May 6, 2019, Evercore provided the Transaction Committee with a summary presentation outlining exchange ratio mechanics and the use of collar provisions, which included an analysis of floating and fixed collar provisions. The analysis noted that collar provisions attempted to minimize the effects of changes in the value of the stock consideration between announcement of the transaction and closing, meaning that while a collar could mitigate the effects on NRCG stockholders of a decrease in the value of ECOL Common Stock prior to closing, it would also limit the ability of NRCG stockholders to benefit from any increase in the value of ECOL Common Stock during such period. After deliberation and discussion, because the Transaction Committee determined that a transaction involving US Ecology and NRCG would likely be viewed favorably by the public markets, the Transaction Committee determined that it would not seek to negotiate for a collar provision so that NRCG stockholders would be able to benefit from any increase in the value of ECOL Common Stock following announcement of the transaction.

        Also on May 6, 2019, Messrs. Feeler, Gerratt and Dahl, together with representatives of Houlihan and BofA Merrill Lynch, met with Messrs. Swinbank and Shor over dinner at the WasteExpo conference in Las Vegas, Nevada to discuss, among other things, the potential strategic transaction between US Ecology and NRCG.

        On May 11, 2019, Mr. Baumgardner contacted Mr. Feeler to discuss the potential strategic transaction involving US Ecology and NRCG, and advised Mr. Feeler that the NRCG Board anticipated an update from US Ecology regarding the status of US Ecology's due diligence, US Ecology's financing commitments and deal certainty in the following seven to ten days.

        On May 14 to May 15, 2019, senior management from NRCG and US Ecology met in Park City, Utah for in-person due diligence meetings. NRCG's financial advisor, Evercore, and US Ecology's financial advisors, Houlihan and BofA Merrill Lynch, also attended these meetings. At those meetings, senior management from each of NRCG and US Ecology presented an overview of their respective businesses. During the remainder of the week of May 13, 2019, senior management from NRCG and US Ecology also toured certain significant operating sites of each of the companies.

        In the afternoon of May 15, 2019, the Transaction Committee had a meeting to discuss the status of the potential strategic transaction with US Ecology. Also present were certain officers of NRCG and representatives of Jones Day. At that meeting, the Transaction Committee noted that NRCG's confirmatory due diligence on US Ecology was substantially complete, that management meetings had been held, and that no issues were identified. The Transaction Committee also directed representatives of Evercore to inform US Ecology's financial advisors that NRCG expected US Ecology to deliver an updated indication of interest with an updated valuation for NRCG reflecting US Ecology's substantial completion of confirmatory due diligence prior to NRCG's upcoming NRCG Board meeting, which was scheduled to occur immediately after NRCG's annual stockholders meeting on May 30, 2019. Following that meeting, representatives of Evercore communicated such expectation to representatives of BofA Merrill Lynch.

        On May 20, 2019, representatives of US Ecology, NRCG and the JFL Entities participated in a call to discuss financial due diligence matters, including certain financial forecasts prepared by US Ecology management summarized in the section entitled "The Mergers—Certain Financial Forecasts Prepared by US Ecology Management." Representatives of US Ecology's and NRCG's financial advisors also attended this call.

        Also on May 20, 2019, Messrs. Feeler and Shor met in person to discuss the potential strategic transaction. At the meeting, Mr. Feeler provided US Ecology's proposed timeline for the potential strategic transaction, including US Ecology's expectation of when the potential strategic transaction could be consummated.

        Also on May 20, 2019, the US Ecology Board held a regularly scheduled meeting. At that meeting, Messrs. Feeler and Dahl updated the US Ecology Board on discussions with representatives of NRCG regarding US Ecology's potential acquisition of NRCG. At that meeting, US Ecology's financial advisors provided the US Ecology Board with an overview of NRCG. Messrs. Feeler and Dahl also discussed with the US Ecology Board the strategic rationale and financial basis for combining the companies.

        In the evening of May 24, 2019, representatives of Dechert and Jones Day had a telephonic meeting to discuss the potential strategic transaction and the timing of the preparation of a draft merger agreement. During that meeting, the parties discussed generally the scope of representations and warranties and certain Jones Act-related considerations in connection with a merger transaction involving US Ecology and NRCG.

        On May 29, 2019, Mr. Feeler telephoned Mr. Shor to inform him that US Ecology was still interested in pursuing a potential strategic transaction with NRCG, but that it needed more time to revise its proposal and anticipated providing its updated valuation to NRCG during the first week of June.

        On May 30, 2019, the NRCG Board held a regularly scheduled in-person meeting following NRCG's annual stockholders' meeting. At that meeting, the NRCG Board reviewed NRCG's operations and financial performance. Also at that meeting, Mr. Shor provided an update on the status of due diligence related to the potential strategic transaction with US Ecology, noting that the parties had conducted in-person meetings in mid-May. Mr. Shor also informed the NRCG Board that the Transaction Committee expected to receive an updated proposal, as well as a draft merger agreement, from US Ecology the following week. The NRCG Board also discussed other opportunities available to NRCG, including potential acquisitions. Later that day, following the NRCG Board meeting, Mr. Shor called a representative of Houlihan to provide an update.

        In the morning of May 31, 2019, representatives of Dechert and Jones Day had a telephonic meeting to discuss the timeline for the delivery of the initial draft merger agreement and the status of legal due diligence.

        In the afternoon of May 31, 2019, the Transaction Committee, together with certain officers of NRCG and representatives of Jones Day, held a telephonic meeting to discuss the status of the proposed transaction with US Ecology. At that meeting, Mr. Shor provided an update on the status of due diligence, document requests and negotiations related to the strategic potential transaction. Representatives of Jones Day provided an update, based on their discussions with representatives of Dechert, on the potential timing for receiving an initial draft of the merger agreement from US Ecology. In addition, the Transaction Committee noted that the US Ecology IOI did not specify whether the exchange ratio to be proposed by US Ecology would be a fixed exchange ratio, a fixed value based on a collar, or some other mechanism. The Transaction Committee reviewed the materials provided by Jones Day and Evercore on exchange ratio mechanics. The Transaction Committee noted that while it would consider the mechanics and structure ultimately proposed by US Ecology in the context of the overall deal terms proposed, the Transaction Committee had a preference for a fixed exchange ratio so that NRCG stockholders would have the opportunity to participate in any increase in the value of ECOL Common Stock between the announcement and closing of any potential transaction. Also on May 31, 2019, representatives of Dechert spoke with representatives of Richards, Layton & Finger, P.A ("Richards Layton"), which was later engaged as Delaware counsel to US Ecology, regarding various matters pertaining to the transaction structure that would be reflected in the draft merger agreement.

        On June 2, 2019, in accordance with US Ecology's directives, representatives of BofA Merrill Lynch informed representatives of Evercore that US Ecology did not intend to increase its current proposed per share purchase price which, in light of US Ecology's due diligence on NRCG's capital structure, US Ecology still believed represented an increased enterprise value compared to the US Ecology IOI and that, as such, its proposal was to acquire all of the outstanding equity of NRCG based on an implied value of $11.05 per share of NRCG Common Stock at a fixed exchange ratio based on such price per share of NRCG Common Stock and the volume weighted average price of ECOL Common Stock from the date of the US Ecology IOI until the date on which the definitive merger agreement was signed. The proposed purchase price represented a premium of approximately 32.0% to the $8.37 closing price of NRCG Common Stock on May 31, 2019, the last trading day prior to such conversation. Later that evening, US Ecology's position was confirmed by representatives of Houlihan and Mr. Shor. In that conversation, Mr. Shor stated that NRCG was not prepared to further engage in a potential strategic transaction at that valuation.

        On June 4, 2019, Mr. Harman received an unsolicited email communication from a former NRCG executive who had been contacted by a representative of Company A inquiring whether the JFL Entities would be interested in selling its interests in NRCG. The proposal set forth in the email communication from Company A was not for all of the outstanding equity interests in NRCG but limited to only the shares of NRCG Common Stock held by the JFL Entities.

        Also on June 4, 2019, representatives of the JFL Entities had a telephonic meeting with a representative of Company A regarding Company A's proposal. In those discussions, Company A indicated that it was highly interested in pursuing an acquisition of NRCG and may be willing to acquire not only the shares of NRCG Common Stock held by the JFL Entities but, alternatively, all of the outstanding equity interests of NRCG.

        On June 5, 2019, Mr. Shor met with a representative from Houlihan and informed him that a strategic third-party had expressed interest in acquiring interests in NRCG for cash, but that NRCG would be willing to reengage with US Ecology if US Ecology increased its proposed valuation to at least $12.00 per share of NRCG Common Stock.

        In the morning of June 6, 2019, the Transaction Committee, together with certain officers of NRCG and representatives of Jones Day, held a telephonic meeting. At that meeting, the Transaction Committee noted that US Ecology had not been willing to increase its proposed valuation of NRCG and that the Transaction Committee did not believe US Ecology's proposed valuation of $11.05 per share of NRCG Common Stock was adequate. Mr. Harman also informed the Transaction Committee of the unsolicited proposal that the JFL Entities, in their capacity as a stockholder of NRCG, had received from Company A. Mr. Harman informed the Transaction Committee that the JFL Entities were willing to delay making any independent decision on a transaction with Company A until after the Transaction Committee had fully explored a potential strategic transaction with US Ecology. After deliberation, the Transaction Committee resolved to inform US Ecology of the unsolicited proposal from Company A and that the Transaction Committee would be willing to continue to explore a potential strategic transaction exclusively with US Ecology so long as US Ecology increased its proposed valuation to at least $12.00 per share of NRCG Common Stock.

        Later that day, Mr. Dahl and a representative from Houlihan telephoned Mr. Shor to inform him that US Ecology was willing to increase its proposed purchase price to an implied value of $12.00 per share of NRCG Common Stock in exchange for JFL Partners waiving its right to any remaining payment obligations (up to $25.0 million) from NRCG under Section 5.18(b) of the 2018 Purchase Agreement, exclusivity through June 24, 2019 and an agreement by NRCG to devote the resources required to promptly address US Ecology's outstanding due diligence requests. The revised proposed purchase price represented a premium of approximately 49.8% to the $8.01 per share closing price of NRCG Common Stock on June 5, 2019, the last trading day prior to the date on which US Ecology increased its proposal.

        In the evening of June 6, 2019, Dechert delivered to Jones Day an initial draft merger agreement, which reflected comments from Richards Layton. The initial draft merger agreement provided that each outstanding share of NRCG Common Stock and NRCG Series A Preferred Stock (taking into account the applicable Fundamental Change Additional Shares, as defined in the NRCG Series A Certificate of Designations), would be exchanged for shares of ECOL Common Stock based on a fixed exchange ratio to be agreed upon between US Ecology and NRCG.

        The initial draft merger agreement contemplated that concurrently with entry into the merger agreement, certain stockholders of NRCG, including all stockholders that are investment affiliates of JFLCo, would enter into a support agreement with US Ecology, which, among other things, would require such stockholders to vote their shares of NRCG Common Stock in favor of adoption of the merger agreement and against alternative transactions. In addition to the support agreement, the initial draft merger agreement contemplated that such stockholders would also enter into an agreement whereby the shares of ECOL Common Stock to be received by them in the potential transaction would be subject to lock-up provisions for a period of time following the closing. In addition, the initial merger agreement contemplated that JFL Partners would waive its right to receive post-closing payments of up to $25 million related to certain remaining contractual obligations of NRCG contemplated by the SPAC Transaction.

        From June 6, 2019 through the date on which the Merger Agreement was executed, Dechert and Jones Day negotiated the terms of the Merger Agreement.

        On June 7, 2019, NRCG and US Ecology executed an exclusivity agreement that granted US Ecology exclusivity to negotiate a strategic transaction with NRCG through 11:59 p.m. Boise, Idaho time on June 24, 2019. Also on June 7, 2019, the Transaction Committee, together with certain officers of NRCG and representatives of Jones Day, held a telephonic meeting to discuss the status of the proposed transaction with US Ecology. Mr. Shor provided the Transaction Committee with an update regarding the mutual due diligence performed by each of NRCG and US Ecology, and he indicated that each of NRCG and US Ecology continued to meet all reasonable due diligence requests made by or on behalf of the other party, including providing access to requested documents and participating in telephonic discussions. Representatives of Jones Day provided the Transaction Committee with a summary regarding the material terms in the initial draft merger agreement, open items and potential changes to such terms. The Transaction Committee then deliberated on the open items and potential changes. The Transaction Committee also noted that US Ecology had proposed a fixed exchange ratio. After reviewing the materials previously provided by Jones Day and Evercore as to various structures and mechanics with respect to exchange ratios, the Transaction Committee determined to accept the fixed exchange ratio structure proposed by US Ecology, as that structure would provide NRCG stockholders with the opportunity to participate in any increase in value of ECOL Common Stock between announcement and closing of any proposed transaction.

        At that meeting, the Transaction Committee also resolved to discuss with US Ecology its willingness to appoint one specified member of the NRCG Board to the US Ecology Board following the completion of the proposed transaction.

        In addition, at that meeting, the Transaction Committee discussed the fact that the initial draft merger agreement provided for the exchange, pursuant to the merger, of all of the outstanding shares of NRCG Series A Preferred Stock into common stock of the surviving corporation. Following such discussion, the Transaction Committee resolved to engage Delaware counsel to advise on the potential transaction and to review and analyze the terms of the merger agreement in relation to the NRCG Series A Preferred Stock.

        Later that day on June 7, 2019, representatives of Jones Day and Dechert had a call to discuss at a high level certain of the provisions included in the initial draft merger agreement, including the treatment of the NRCG Series A Preferred Stock, under Delaware law and the NRCG Series A Certificate of Designations.

        In the morning of June 9, 2019, the US Ecology Board held a telephonic meeting on the status of a potential strategic transaction involving NRCG. After an update from US Ecology management, representatives of Dechert reviewed with the US Ecology Board the US Ecology Board members' responsibilities in considering a strategic transaction with NRCG, including their fiduciary duties under applicable law. In addition, representatives of Dechert provided a high-level overview of the initial draft of the merger agreement, and discussed with the US Ecology Board certain other legal aspects of the potential transaction with NRCG. Also at this meeting, BofA Merrill Lynch reviewed with the US Ecology Board certain preliminary financial analyses and information related to the proposed transaction.

        On June 10, 2019, Jones Day delivered to Dechert a revised draft merger agreement. The revised draft merger agreement indicated that only JFL Partners and its affiliates would enter into a support agreement, and that any such support agreement would need to contain termination provisions consistent with the merger agreement.

        Also on June 10, 2019, NRCG engaged Morris, Nichols, Arsht & Tunnell LLP ("Morris Nichols") as Delaware counsel in connection with the proposed transaction.

        On June 11, 2019, members of the Transaction Committee, along with certain officers of NRCG and representatives of Jones Day, held a telephonic meeting to discuss the proposed transaction, including the treatment of the NRCG Series A Preferred Stock under the revised draft merger agreement, Delaware law and the NRCG Series A Certificate of Designations.

        On June 12, 2019, the Transaction Committee, together with certain officers of NRCG and representatives of Jones Day, held a telephonic meeting to discuss the status of negotiations with US Ecology. During that meeting the Transaction Committee and representatives of Jones Day reported on the status of the mutual due diligence being performed by each of US Ecology and NRCG. Representatives of Jones Day also provided an overview of open points in the revised draft merger agreement. Following the overview from Jones Day, the Transaction Committee engaged in active discussion regarding the proposed transaction, the need for closing certainty following the signing of the proposed merger agreement, and the need for NRCG to continue to operate its business in the ordinary course prior to consummation of the proposed transaction without undue restriction under the merger agreement.

        In the afternoon of June 13, 2019, representatives of Dechert and Jones Day had a telephonic meeting to negotiate the revised draft merger agreement. Among other things, the parties discussed (1) NRCG's right to a fee in the event that the merger agreement were terminated because the proposed transaction failed to be approved by US Ecology's stockholders or due to a breach by US Ecology of its representations, warranties or covenants in the merger agreement, (2) the size of any termination fee, (3) US Ecology's obligations with respect to seeking antitrust approval, (4) the US Ecology's Board ability to change its recommendation, (5) the timing of closing, (6) post-closing governance matters and (7) the proposed transaction structure. Representatives of Dechert also stated

that they did not believe US Ecology was willing to add a member to the US Ecology Board designated by NRCG. In addition, the representatives of Dechert stated that US Ecology and Dechert were still determining whether the transaction would need to include a newly-formed parent company and a merger of US Ecology with a newly created subsidiary in order to effect the necessary changes under the Jones Act with respect to US Ecology's governing documents.

        In the morning of June 15, 2019, the US Ecology Board held a telephonic meeting on the status of the potential transaction involving NRCG. Mr. Feeler noted, among other things, that NRCG had requested a seat on the US Ecology Board, which request was being evaluated in the context of other transaction points, such as a post-closing lock-up agreement with certain stockholders of NRCG, together with a registration rights agreement so that US Ecology could better manage any post-transaction sale of merger consideration received by those stockholders through an underwritten offering.

        On June 16, 2019, Dechert delivered to Jones Day a revised draft merger agreement, which reflected input from Richards Layton and K&L Gates LLP, maritime counsel to US Ecology.

        In the morning of June 17, 2019, the Transaction Committee, together with certain officers of NRCG and representatives of Jones Day, held a telephonic meeting to discuss the revised draft merger agreement as well as the status of negotiations with US Ecology generally. Representatives of Jones Day provided an overview of the open points in the revised draft merger agreement. The Transaction Committee engaged in an active discussion regarding the proposed transaction. Mr. Shor provided the Transaction Committee with an update regarding the proposed transaction, including an update about the expected timing of receipt from US Ecology of the proposed support agreement, as well as an investor agreement containing certain lock-up and standstill provisions and a registration rights agreement containing registration rights in favor of stockholders subject to the lock-up. Mr. Shor noted that US Ecology was proposing the registration rights agreement so that US Ecology would be able to manage, through an underwritten offering, any post-transaction sale of stock consideration received in the transaction by the JFL Entities. Mr. Shor informed the Transaction Committee that US Ecology was not willing to consider NRCG's proposal that one specified member of the NRCG Board serve on the US Ecology Board following the completion of the proposed transaction.

        Later that day, representatives of Jones Day and Dechert held a telephonic meeting to discuss and negotiate certain provisions of the revised draft merger agreement that continued to remain open.

        In the evening of June 17, 2019, Dechert delivered a draft support agreement and a draft investor agreement to Jones Day. During the period from June 17, 2019 to June 23, 2019, drafts of the support agreement and investor agreement were exchanged and negotiated by representatives of Jones Day and Dechert. Among other things, the investor agreement provided that (1) JFL Partners and its affiliates would be prevented from selling or otherwise disposing of the shares of stock consideration received in the transaction for at least 180 days following consummation of the transaction, (2) JFL Partners and its affiliates would be subject to a standstill provision with respect to US Ecology for at least 180 days following the merger, and (3) JFL Partners would waive any rights it may have to up to $25.0 million of additional consideration in connection with the SPAC Transaction.

        In the evening of June 19, 2019, Dechert delivered a draft registration rights agreement and debt commitment letter to Jones Day. During the period from June 19, 2019 to June 23, 2019, drafts of the registration rights agreement and debt commitment letter were exchanged and negotiated by representatives of Jones Day and Dechert.

        Also in the evening of June 19, 2019, Jones Day delivered a draft of the NRCG disclosure letter to Dechert. During the period from June 19, 2019 to June 23, 2019, drafts of the NRCG disclosure letter were exchanged and negotiated by NRCG, US Ecology and their respective legal counsel.

        On June 20, 2019, Messrs. Feeler, Dahl and Shor had multiple conversations regarding NRCG representation on the post-closing US Ecology Board, lock-up arrangements and other stockholder considerations.

        In the morning of June 20, 2019, the Transaction Committee, together with certain officers of NRCG and representatives of Jones Day, held a telephonic meeting to discuss the status of negotiations with US Ecology. Mr. Shor reported to the Transaction Committee his understanding that certain investment affiliates of JFLCo appeared to have reached agreement with US Ecology as to the material terms of the support agreement, investor agreement and registration rights agreement. The Transaction Committee, together with certain officers of NRCG and representatives of Jones Day, discussed NRCG's position with respect to the open points in the revised draft merger agreement.

        Following the Transaction Committee meeting, Jones Day delivered to Dechert a revised draft merger agreement.

        Later in the day on June 20, 2019, the NRCG Board held a special telephonic meeting to discuss the proposed transaction and the status of negotiations with US Ecology. Certain senior management of NRCG and representatives of Jones Day also participated. Mr. Shor reviewed with the NRCG Board the history of negotiations with US Ecology and the terms of US Ecology's proposal, including the fact that US Ecology's proposal was for $12.00 per share of NRCG Common Stock. Following deliberations, representatives of Jones Day indicated to the NRCG Board that (1) the negotiations between US Ecology and NRCG had been customary for the size and scope of the proposed transaction, and (2) there were a few open points in the revised draft merger agreement, but that those issues were not insurmountable and were likely to be resolved soon. Additionally, representatives of Jones Day discussed with the NRCG Board a detailed summary of the terms of the proposed draft merger agreement.

        In the evening of June 21, 2019, in accordance with the directives of NRCG and US Ecology, representatives of Evercore and BofA Merrill Lynch discussed on behalf of NRCG and US Ecology, respectively, the implied value of the fixed exchange ratio for the proposed transaction. As directed by US Ecology, the representatives of BofA Merrill Lynch informed the representatives of Evercore of US Ecology's position that, in light of the June 6 revised proposal, the fixed exchange ratio should be based solely on the closing price of ECOL Common Stock on June 21, 2019. This would result in a fixed exchange ratio of 0.191. Based on the closing prices of NRCG Common Stock and ECOL Common Stock on June 21, 2019 of $8.83 per share and $62.74 per share, respectively, the proposed exchange ratio implied a purchase price of $12.00 per share of NRCG Common Stock, which represented a premium of approximately 35.9% to the closing price of NRCG Common Stock on June 21, 2019. As directed by NRCG, representatives of Evercore countered, on behalf of NRCG, that the fixed exchange ratio should be based on the volume-weighted average price of ECOL Common Stock since the US Ecology IOI, resulting in a the fixed exchange ratio of 0.2008. Based on the closing prices of NRCG Common Stock and ECOL Common Stock on that day, the exchange ratio communicated by Evercore implied a purchase price of $12.60 per share of NRCG Common Stock, which represented a premium of approximately 42.7% to the closing price NRCG Common Stock on June 21, 2019.

        In the early morning of June 22, 2019, the Transaction Committee, together with certain officers of NRCG and representatives of Jones Day and Evercore, held a telephonic meeting to discuss the status of negotiations with US Ecology. Representatives of Jones Day informed the Transaction Committee as to the remaining open points in the draft merger agreement, including as to (1) the amount of the reverse termination fee or expense reimbursement that would be payable to NRCG in the event that the proposed transaction was not consummated due to US Ecology's stockholders rejecting the proposed transaction, (2) US Ecology's financing and the potential effect on the timing of closing, and (3) the final exchange ratio. After deliberations, the Transaction Committee directed Mr. Baumgardner to discuss the fixed exchange ratio directly with Mr. Feeler. Further, the Transaction Committee directed representatives of Jones Day to agree on behalf of NRCG that (1) US Ecology would not have to close the proposed transaction prior to October 1, 2019 to allow for US Ecology to finalize its financing, and (2) the expense reimbursement payable by US Ecology in the event of a failure of approval of the proposed transactions by US Ecology's stockholders would be equal to NRCG's fees and expenses, capped at 1% of NRCG's enterprise value.

        Following that meeting, on June 22, 2019, Mr. Baumgardner telephoned Mr. Feeler to discuss the fixed exchange ratio and the remaining open points related to the proposed transaction. Mr. Feeler also had a telephonic meeting with Mr. Shor to discuss the open points related to the investor agreement and registration rights agreement. Mr. Feeler informed Mr. Shor that US Ecology would make a best and final proposal on all these matters to NRCG later that day.

        In the early afternoon of June 22, 2019, Mr. Feeler communicated to Mr. Shor that US Ecology's final proposal was (1) a fixed exchange ratio of 0.194, (2) a condition that without US Ecology's approval, closing of the transaction could not occur prior to October 1, 2019, and would need to occur on the first business day of a month and all conditions to closing, including as to the accuracy of NRCG's representations and warranties and whether a material adverse effect had occurred, would be tested only at closing, and (3) expense reimbursement for NRCG of up to 1% of its enterprise value in the event that the merger agreement was terminated because US Ecology stockholders failed to approve the transaction. Based on the closing prices of NRCG and ECOL Common Stock on June 21, 2019, the proposed 0.194 exchange ratio implied a purchase price of $12.17 per share of NRCG Common Stock, which represented a premium of approximately 37.8% to the closing price of NRCG Common Stock on June 21, 2019.

        Following receipt of US Ecology's final proposal, the Transaction Committee, together with certain officers of NRCG and representatives of Jones Day and Evercore, held a telephonic meeting to discuss US Ecology's final proposal. After discussion and deliberation, the Transaction Committee resolved to accept US Ecology's final proposal on merger agreement terms, but directed Mr. Baumgardner to discuss the fixed exchange ratio directly with Mr. Feeler and to seek an increase in the fixed exchange ratio to 0.196. Based on the closing prices of NRCG Common Stock and ECOL Common Stock on June 21, 2019, a 0.196 exchange ratio implied a purchase price of $12.30 per share of NRCG Common Stock, which represented a premium of approximately 39.3% to the closing price of NRCG Common Stock on June 21, 2019 and based on the ECOL Common Stock average share price over the last 15-trading days represented a price of $12.00 per share of NRCG Common Stock.

        Following that meeting, Mr. Baumgardner telephoned Mr. Feeler to discuss US Ecology's final proposal. Mr. Baumgardner informed Mr. Feeler that NRCG would accept US Ecology's final proposal provided the fixed exchange ratio was 0.196, which Mr. Feeler accepted, subject to US Ecology Board approval.

        Following that discussion, in the afternoon of June 22, 2019, Dechert delivered to Jones Day a revised draft merger agreement. In order to accommodate the changes required by the Jones Act to be incorporated into US Ecology's governing documents, the revised draft merger agreement also contemplated that a new parent company (Holdco) would be formed and that each of US Ecology and NRCG would merge with a subsidiary of such new parent.

        Following discussions and negotiations among representatives of Dechert and Jones Day through the afternoon and evening of June 22, 2019, Jones Day sent a revised draft merger agreement to Dechert. Shortly thereafter, representatives of Dechert telephoned representatives of Jones Day to discuss the revised draft merger agreement. From June 22, 2019 through execution of the Merger Agreement, representatives of Jones Day and Dechert finalized the merger agreement.

        In the morning of June 23, 2019, the US Ecology Board held a telephonic meeting to consider and vote on the proposed final Merger Agreement. At that meeting, US Ecology management provided an overview of management's rationale for the proposed transaction and a summary of the due diligence activities conducted by or on behalf of US Ecology and the key due diligence findings. US Ecology management also updated the US Ecology Board regarding its negotiations with the management of NRCG and requested approval for the NRCG Exchange Ratio of 0.196. At the meeting, representatives of Dechert presented to the US Ecology Board on certain due diligence matters and representatives of K&L Gates provided an overview of maritime laws that would apply to US Ecology following the completion of the Mergers. Representatives of Dechert provided an overview of the structure of the proposed transaction and a summary of the material terms of the Merger Agreement, as well as the revisions to the Merger Agreement since the June 9, 2019 meeting of the US Ecology Board.

        Following the presentation from Dechert, BofA Merrill Lynch reviewed its financial analysis of the NRCG Exchange Ratio provided for in the NRCG Merger in respect of shares of NRCG Common Stock and rendered an oral opinion, confirmed by delivery of a written opinion dated June 23, 2019, to the US Ecology Board to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications described in the opinion, the NRCG Exchange Ratio provided for in the NRCG Merger in respect of shares of NRCG Common Stock was fair, from a financial point of view, to US Ecology.

        Following an executive session of the independent directors of US Ecology, the discussions described above and considering each of the factors described below in "The Mergers—Reasons for the Merger; Recommendation of the Board of Directors," the US Ecology Board unanimously approved the Merger Agreement and the transactions contemplated thereby, and recommended that US Ecology's stockholders vote to adopt the Merger Agreement, approve the issuance of shares of Holdco Common Stock in connection with the Mergers and approve an amendment to the charter of Holdco to include certain provisions intended to facilitate Holdco's compliance with the U.S. citizenship requirements of the Jones Act that are not included in the current charter of US Ecology.

        In the afternoon of June 23, 2019, the Transaction Committee held a telephonic meeting. The purpose of the meeting was for the Transaction Committee to consider and vote on its recommendation to the NRCG Board regarding the proposed final draft Merger Agreement. Certain officers of NRCG and representatives of Jones Day, Morris Nichols and Evercore also participated in the meeting. Representatives of Jones Day reviewed the responsibilities of the Transaction Committee. Representatives of Jones Day also reviewed the fiduciary duties of the NRCG Board. As part of that presentation, representatives of Jones Day noted for the Transaction Committee the record of events that led up to the meeting. Representatives of Jones Day also presented a summary of the principal terms of the proposed final draft Merger Agreement.

        Following the presentation from Jones Day, representatives of Evercore presented Evercore's financial analysis with respect to the proposed transaction, including a review of the methodologies used in performing such analysis, and a draft fairness opinion prepared by Evercore. Representatives of Evercore then verbally informed the Transaction Committee that it was Evercore's opinion that, as of that date and based upon and subject to the assumptions, limitations, qualifications and conditions described in the draft fairness opinion, the fixed exchange ratio equal to 0.196 contemplated in the proposed final draft Merger Agreement, was fair, from a financial point of view, to the holders of NRCG Common Stock.

        Following the conclusion of the various presentations described above, the Transaction Committee unanimously recommended that the NRCG Board approve the final Merger Agreement, the Support Agreement, the Investor Agreement and the Registration Rights Agreement and recommend that the NRCG common stockholders adopt the Merger Agreement.

        Following the conclusion of the meeting of the Transaction Committee, the NRCG Board held a telephonic meeting. The purpose of the meeting was for the NRCG Board to consider and vote on the approval of the proposed final Merger Agreement and recommend that NRCG common stockholders adopt the proposed final Merger Agreement. Certain officers of NRCG and representatives of Evercore, Jones Day and Morris Nichols also participated in the meeting. Mr. Shor informed the NRCG Board that the Transaction Committee had just concluded a meeting at which the Transaction Committee reviewed the terms of the proposed Merger Agreement, including a presentation on the same by Jones Day, and reviewed a financial analysis and fairness opinion prepared by Evercore noting that, as of that date and based upon and subject to the assumptions, limitations, qualifications and conditions described in the draft fairness opinion, the fixed exchange ratio equal to 0.196 contemplated in the proposed final draft Merger Agreement was in Evercore's opinion fair, from a financial point of view, to the holders of NRCG Common Stock. Mr. Shor stated that following those presentations, and after deliberations, the Transaction Committee unanimously recommended that the NRCG Board approve the proposed final Merger Agreement, the Support Agreement, the Investor Agreement and the Registration Rights Agreement and recommend that NRCG common stockholders adopt the Merger Agreement. Representatives of Jones Day provided the NRCG Board with the same presentation that it gave to the Transaction Committee, as described above.

        Following the presentation from Jones Day, the NRCG Board discussed the treatment of the NRCG Series A Preferred Stock as contemplated by the proposed Merger Agreement, under Delaware law, and the governing documents of NRCG.

        After such discussion, representatives of Evercore provided the NRCG Board with the same presentation that it gave to the Transaction Committee, as described above. Additionally, Evercore provided the NRCG Board with a written opinion to the effect that, as of that date and based upon and subject to the assumptions, limitations, qualifications and conditions described in such written opinion, the fixed exchange ratio equal to 0.196 contemplated in the proposed final draft Merger Agreement was fair, from a financial point of view, to the holders of NRCG Common Stock, as more fully described in the section entitled "The Mergers—Opinion of NRCG's Financial Advisor." Following such presentation, representatives of Evercore responded to various questions from the members of the NRCG Board regarding its financial analysis and fairness opinion.

        Following the conclusion of the various presentations, the discussions described above and considering each of the factors described below in "The Mergers—Reasons for the Merger; Recommendation of the Board of Directors," including a discussion of the risks and benefits of NRCG continuing to operate as an independent public company in its current configuration, pursuing acquisitions as an independent public company and pursuing alternative strategic transactions with strategic or financial buyers, the NRCG Board determined that the Merger Agreement is fair to and in the best interests of NRCG and holders of NRCG Common Stock. The NRCG Board approved the Merger Agreement, the Support Agreement, the Investor Agreement and the Registration Rights Agreement and resolved to recommend that holders of NRCG Common Stock approve the Merger Agreement, by a vote of eight to one, with John Rapaport, the NRCG Series A Preferred Stock director designee, dissenting.

        Prior to dissenting, Mr. Rapaport expressed his concern as to the treatment of the NRCG Series A Preferred Stock as contemplated by the proposed Merger Agreement and indicated that he would prefer to have more time to assess that proposed structure as well as the financial analysis prepared by Evercore. The remaining directors carefully considered the concern and preferences of Mr. Rappaport. After deliberations, including noting the extensive and involved work performed by the Transaction Committee and the analysis provided by Evercore, Jones Day and Morris Nichols, each of the other directors voted in favor of approving the Merger Agreement and determined that the NRCG Merger contemplated by the Merger Agreement is in the best interests of NRCG and the holders of NRCG Common Stock.

        Later that evening on June 23, 2019, the Merger Agreement, the NRCG disclosure letter, Support Agreement, Investor Agreement and Registration Rights Agreement were finalized, executed and delivered. The signing of the Merger Agreement was publicly announced on June 24, 2014, prior to the opening of trading on Nasdaq and the NYSE American.

US Ecology's Reasons for the Mergers; Recommendation of the US Ecology Board

        As part of its ongoing efforts to strengthen US Ecology's competitive position, further strategic objectives and business opportunities and enhance stockholder value, the US Ecology Board and management team regularly evaluates various potential strategic opportunities for US Ecology. In considering potential strategic opportunities, the US Ecology Board takes into account various factors, including potential synergy opportunities, geographic diversification, integration and likelihood that such opportunities could be executed and be value enhancing for US Ecology's stockholders.

        In evaluating the Mergers, the US Ecology Board consulted with US Ecology's management and legal and financial advisors and, in reaching its decision to approve the Merger Agreement and recommend the adoption by US Ecology stockholders of the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal and the Holdco Charter Amendment Proposal, the US Ecology Board considered a number of factors (which are not in any relative order of importance) and a substantial amount of information, including the following:

  •
  New Business Offerings.  That the proposed Mergers would provide US Ecology with an expanded national service network, the addition of which would accelerate years of organic capital expenditures by US Ecology; new business offerings in the national emergency response and standby network sectors, which would provide US Ecology with new growth opportunities; and new and complementary business offerings in the exploration and production waste disposal sector;

  •
  Strategic Benefits.  The importance of scale in the competitive market environments in which US Ecology and NRCG operate, and the potential for the Mergers to enhance the combined company's ability to compete effectively in those environments and support US Ecology's vision of becoming the premier provider of comprehensive environmental services by adding high quality landfill disposal assets, a complementary new oil and gas exploration and production waste stream and an expanding scale of key service verticals.

  •
  Synergy Potential.  The synergy potential of the combined company, with expected synergies of approximately $20.0 million annually, as estimated by US Ecology's management, and the potential for upside through realization of additional revenue and cross-selling opportunities;

  •
  Alignment of Capabilities and Corporate Culture.  The experience and expertise of each organization to ensure that customers benefit fully from US Ecology's and NRCG's complementary capabilities and the cultural alignment between US Ecology and NRCG, including shared values and commitment to integrity, operational excellence, focus on safety, customer satisfaction, innovation and stockholder value;

  •
  Familiarity with US Ecology's and NRCG's Businesses and Financial Condition.  The US Ecology Board's knowledge of US Ecology's business, financial condition, results of operations and prospects, as well as its knowledge of NRCG's business, financial condition, results of operations and prospects, taking into account the results of US Ecology's due diligence review of NRCG. The US Ecology Board also considered its knowledge of the current and prospective market environment in which US Ecology and NRCG operate;

  •
  Financial Projections.  The financial projections prepared by US Ecology management for US Ecology as a standalone company through 2023 and the financial projections prepared by NRCG management for NRCG as a standalone company through 2022, in each case, as summarized under "The Mergers—Certain Financial Forecasts Prepared by US Ecology Management" and "The Mergers—Certain Financial Forecasts of NRCG," respectively;

  •
  Financial Advisor Opinion.  The opinion, dated June 23, 2019, of BofA Merrill Lynch to the US Ecology Board as to the fairness, from a financial point of view and as of that date, to US Ecology of the NRCG Exchange Ratio provided for in the NRCG Merger in respect of shares of NRCG Common Stock, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by BofA Merrill Lynch, as more fully described in the section entitled "The Mergers—Opinion of US Ecology's Financial Advisor";

  •
  Likelihood of Completing the Mergers.  The likelihood of completing the Mergers on the anticipated schedule. Simultaneously with the execution of the Merger Agreement, US Ecology entered into the Support Agreement, pursuant to which the JFL Entities agreed, among other things, to vote all of their shares of NRCG Common Stock in favor of the adoption of the Merger Agreement at the NRCG Special Meeting. As of the date of the Merger Agreement, the JFL Entities were the registered holders of approximately 66% of the currently outstanding NRCG Common Stock. As a result, and subject to the terms of the Support Agreement, the approval of the NRCG Merger Agreement Proposal is effectively assured;

  •
  Ownership of the Combined Company.  That each US Ecology stockholder will be entitled to receive one share of Holdco Common Stock for each shares of ECOL Common Stock owned by such stockholder immediately prior to the Mergers, and that US Ecology stockholders prior to the Mergers are expected to own approximately 70% of the outstanding Holdco Common Stock following the closing of the Mergers on a fully diluted basis;

  •
  Terms of the Merger Agreement.  The US Ecology Board reviewed and considered the terms of the Merger Agreement, including the parties' respective representations, warranties and covenants, the conditions to their respective obligations to consummate the Mergers. See the section entitled "The Merger Agreement" for a detailed discussion of the terms and conditions of the Merger Agreement. In particular, the US Ecology Board considered the following:

  •
  Merger Consideration.    The fixed NRCG Exchange Ratio, by its nature, would not adjust upwards to compensate for declines, or downwards to compensate for increases, in US Ecology's stock price prior to completion of the Mergers;

  •
  Governance of the Combined Company.    The fact that the US Ecology Board immediately prior to the closing of the Mergers will be the Holdco Board following the closing of the Mergers, and the fact that the US Ecology management team immediately prior to the closing of the Mergers will be the management team of Holdco following the closing of the Mergers;

  •
  Conditions to Closing of the Mergers; Support Agreement.    The limited number and nature of the conditions to the parties' obligations to complete the Mergers and the belief of the US Ecology Board of the likelihood of satisfying such conditions in light of the parties' obligations to use reasonable best efforts to consummate and make effective, and to satisfy the conditions to, the transactions contemplated by the Merger Agreement and the likelihood that the Merger Agreement will be adopted by holders of NRCG Common Stock due to the fact that the registered holders of approximately 66% of the outstanding shares of NRCG Common Stock as of the date of the Merger Agreement entered into the Support Agreement obligating them to vote their shares of NRCG Common Stock in favor of adoption of the Merger Agreement at the NRCG Special Meeting;

  •
  Ability to Change Recommendation to US Ecology Stockholders.    The US Ecology Board considered the provisions in the Merger Agreement that provide for the ability of the US

      Ecology Board to withdraw or modify its recommendation that US Ecology stockholders adopt the Merger Agreement:

      •
      following the receipt of an alternative acquisition proposal to acquire US Ecology that the US Ecology Board determines in good faith (after consultation with its financial advisor and outside counsel) constitutes or would reasonably be expected to result in a superior proposal (as defined in the section entitled "The Merger Agreement—No Solicitation of Takeover Proposals"), subject to certain restrictions imposed by the Merger Agreement, including that the US Ecology Board shall have determined in good faith (after consultation with its outside counsel) that the failure to take such action would reasonably be expected to constitute a breach by the US Ecology Board of its fiduciary duties under applicable law and that NRCG shall have been given an opportunity to match the superior proposal; or

      •
      in response to an intervening event (as defined in the section entitled "The Merger Agreement—Changes in Board Recommendations"), subject to certain restrictions imposed by the Merger Agreement, including that the US Ecology Board shall have determined in good faith (after consultation with its outside counsel) that the failure to take such action would constitute a breach by the US Ecology Board of its fiduciary duties under applicable law and provided NRCG with prior notice of its intention to take such action.

    •
    Ability to Terminate Merger Agreement to Accept a Superior Proposal.    The US Ecology Board considered the provisions in the Merger Agreement that provide for the ability of the US Ecology Board to terminate the Merger Agreement to accept a superior proposal to acquire US Ecology, subject to certain restrictions imposed by the Merger Agreement, including that US Ecology would be required to pay NRCG a $60.0 million termination fee concurrently with such termination;

    •
    Termination Fee Payable by US Ecology.    The US Ecology Board considered that, in its view, the $60.0 million termination fee that could become payable by US Ecology pursuant to the Merger Agreement was reasonable, would likely not deter alternative acquisition proposals to acquire US Ecology and would likely not be required to be paid unless the US Ecology Board entered into an agreement providing for a transaction that would be more favorable to US Ecology stockholders than the transactions contemplated by the Merger Agreement;

    •
    Opportunity to Vote.    US Ecology stockholders will have an opportunity to vote on the adoption of the Merger Agreement, the issuance of shares of Holdco Common Stock in connection with the Mergers and the adoption of the Holdco Amended Charter;

    •
    Termination Fee Payable by NRCG.    NRCG may become obligated to pay US Ecology a termination fee of $35.0 million in certain circumstances as further discussed under "The Merger Agreement—Expenses and Termination Fees; Liability for Breach";

    •
    Terms of US Ecology's Financing.    The US Ecology Board considered that the terms of the proposed debt commitment, and the likelihood that the debt financing contemplated thereby would be available in connection with the closing of the Mergers; and

    •
    Anticipated Tax Treatment.    The US Ecology Board considered that it is intended that the US Ecology stockholders will generally not recognize any gain or loss for U.S. federal income tax purposes upon the exchange of shares of ECOL Common Stock for shares of Holdco Common Stock in the ECOL Merger, as further discussed in the section entitled "Material U.S. Federal Income Tax Consequences of the Mergers."

  •
  Terms of the Investor Agreement.  The US Ecology Board considered the Investor Agreement, pursuant to which, subject to the closing of the Mergers, (i) the JFL Entities agreed to lock-up restrictions with respect to Holdco Common Stock issued in the Mergers for a period of time following the closing of the Mergers and (ii) JFL Partners agreed to waive any entitlement to any payment from NRCG pursuant to Section 5.18(b) of the 2018 Purchase Agreement. Section 5.18(b) of the 2018 Purchase Agreement contemplates the payment by NRCG to JFL Partners of up to $25.0 million upon the satisfaction of certain conditions set forth therein.

        The US Ecology Board also weighed the factors described above against a number of risks and other factors identified in its deliberations as weighing negatively against the Mergers:

  •
  the challenges inherent in combining the businesses, operations and workforces of US Ecology and NRCG, including (i) the possible diversion of management focus and resources from operational matters and other strategic opportunities for an extended period of time and (ii) difficulties in integrating and retaining management and employees;

  •
  the fact that forecasts of future results of operations and synergies are estimates based on assumptions that may not be realized;

  •
  the risk of not realizing anticipated benefits, synergies and cost savings between US Ecology and NRCG within the expected time period or at all;

  •
  the substantial costs to be incurred in connection with the Mergers, including the substantial costs of integrating the businesses of US Ecology and NRCG, as well as the transaction expenses arising from the Mergers;

  •
  the potential effect of the Mergers on US Ecology's business and relationships with employees, customers, vendors, regulators and the geographic regions in which it operates;

  •
  the risk that governmental entities may not approve the Mergers or may impose conditions on US Ecology or NRCG in order to gain approval for the Mergers that may adversely impact the ability of the combined company to realize the anticipated synergies in connection with the Mergers;

  •
  the terms of the Merger Agreement, including covenants relating to (i) the two companies' conduct of their respective businesses during the period between the signing of the Merger Agreement and the completion of the Mergers, including the requirement that the two companies' conduct business only in the ordinary course, subject to specific exceptions and (ii) the restrictions on the two companies' ability to solicit alternative transaction proposals;

  •
  the fact that, in certain circumstances, the NRCG Board has the right under the Merger Agreement to withdraw its recommendation to NRCG common stockholders that they adopt the Merger Agreement as summarized under "The Merger Agreement—Changes in Board Recommendations" and the risk that NRCG may terminate the Merger Agreement to enter into a transaction in respect of a superior proposal;

  •
  the fact that US Ecology may become obligated to pay NRCG a termination fee of $60.0 million in certain circumstances as further discussed under "The Merger Agreement—Expenses and Termination Fees; Liability for Breach," which could potentially deter a potential acquirer from proposing an alternative transaction that may provide value to US Ecology stockholders superior to that of the proposed Mergers;

  •
  the fact that, if the Merger Agreement is terminated by NRCG or US Ecology as a result of US Ecology's failure to obtain the requisite US Ecology stockholder approvals, then US Ecology would be required to reimburse NRCG's reasonable documented out-of-pocket expenses incurred on the transaction up to $10.0 million as further discussed under "The Merger Agreement—Expenses and Termination Fees; Liability for Breach";

  •
  the risk that the $35.0 million termination fee to which US Ecology may be entitled, subject to the terms and conditions of the Merger Agreement, in the event NRCG terminates the Merger Agreement in certain circumstances, may not be sufficient to compensate US Ecology for the harm it might suffer as a result of such termination;

  •
  the amount of time it could take to consummate the Mergers, including the fact that closing of the Mergers depends on factors outside of US Ecology's control, and the risk that the conditions to closing of the Mergers will not be satisfied, including as a result of (i) US Ecology's or NRCG's stockholders failing to grant the requisite approvals to consummate the Mergers or (ii) the required regulatory approvals for the Mergers failing to be obtained. On July 16, 2019, each of US Ecology and JFL-AIV Investors III-JA, L.P. (as the controlling stockholder of NRCG) received early termination of the waiting period under the HSR Act. Accordingly, the condition to the Mergers related to obtaining that clearance has been satisfied;

  •
  the potential for litigation relating to the proposed Mergers and the associated costs, burden and inconvenience involved in defending those proceedings;

  •
  the fact that US Ecology stockholders would be subject to future financial, business and operational risks associated with the combined company following the effective time of the Mergers, including new risks related to the business of NRCG and the implementation of the combined company's business plan and strategy, the combined company's ability to realize the anticipated benefits of the Mergers on the timeline expected, or at all, and the integration of NRCG's business with US Ecology's business in an efficient and cost effective manner, as further discussed under "Risk Factors". The US Ecology Board considered that the failure of any of these activities to be completed successfully may decrease the actual benefits of the Mergers; and

  •
  the risks of the type and nature described under "Risk Factors" and the matters described under "Cautionary Statement Regarding Forward-Looking Statements."

        The US Ecology Board also was apprised of certain interests in the Mergers of US Ecology's directors and executive officers that may be different from, or in addition to, the interests of US Ecology's stockholders generally as discussed in "The Mergers—Interests of US Ecology Directors and Executive Officers."

        In reaching its decision to approve and declare advisable the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement and recommend that US Ecology stockholders vote in favor of the US Ecology Merger Agreement Proposal, the US Ecology Board held multiple meetings, consulted with US Ecology's senior management and its outside legal and financial advisors, and considered the business, assets and liabilities, results of operations, financial performance, strategic direction and prospects of US Ecology and NRCG. The US Ecology Board concluded that the potentially negative factors associated with the proposed Mergers were significantly outweighed by the potential benefits that it expected US Ecology to achieve as a result of the Mergers. After weighing the various factors described above, the US Ecology Board unanimously voted in favor of the adoption of the Merger Agreement and determined that the Mergers were in the best interests of US Ecology and its stockholders.

        This discussion of the information and factors considered by the US Ecology Board in reaching its conclusions and recommendation summarizes the material factors considered by the US Ecology Board, but is not intended to be exhaustive. In view of the wide variety of factors considered in connection with its evaluation of the Merger Agreement and the transactions contemplated thereby and the complexity of these matters, the US Ecology Board did not find it practicable, and did not attempt, to quantify, rank or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Merger Agreement and to recommend that US Ecology stockholders vote in favor of the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal and the Holdco Charter Amendment Proposal.

        The US Ecology Board conducted an overall review of the factors described above and considered the factors overall to be favorable to and to support its determination. In considering the factors described above, individual members of the US Ecology Board may have given differing weights to different factors.

        This explanation of the US Ecology Board's reasons for recommending the adoption of the Merger Agreement and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors described in the section entitled "Cautionary Statement Regarding Forward-Looking Statements."

        The US Ecology Board determined that the Mergers are fair to and in the best interests of US Ecology and its stockholders and approved the Merger Agreement. The US Ecology Board recommends that US Ecology stockholders vote "FOR" the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal and the Holdco Charter Amendment Proposal.

NRCG's Reasons for the Mergers; Recommendation of the NRCG Board

        As part of its ongoing efforts to strengthen NRCG's competitive position, further strategic objectives and business opportunities and enhance stockholder value, the NRCG Board and management team regularly evaluates various potential strategic opportunities for NRCG. In considering potential strategic opportunities, the NRCG Board takes into account various factors, including potential synergy opportunities, geographic diversification, integration and likelihood that such opportunities could be executed and be value enhancing for its stockholders.

        In evaluating the Mergers, the NRCG Board consulted with NRCG's management and legal and financial advisors and, in reaching its decision to approve the Merger Agreement and recommend the adoption by NRCG common stockholders of the NRCG Merger Agreement Proposal, the NRCG Board considered a number of factors (which are not in any relative order of importance) and a substantial amount of information, including the following:

  •
  Premium to Trading Price of NRCG Common Stock.  Holders of NRCG Common Stock will be entitled to receive 0.196 shares of Holdco Common Stock for each share of NRCG Common Stock they own immediately prior to the Effective Time of the NRCG Merger. The exchange ratio represented (1) a price of $12.00 per share of NRCG Common Stock, based on the US Ecology volume weighted average share price over the last 15 trading days prior to the signing of the Merger Agreement, which was a premium of approximately 36% to NRCG Common Stock closing price of $8.83 per share on June 21, 2019 (the last trading day before NRCG Board approval) and (2) a price of $12.30 per share of NRCG Common Stock, based on the closing price per share of ECOL Common Stock of $62.74 on June 21, 2019, which represented a premium of approximately 39.3% to the closing price of NRCG Common Stock on June 21, 2019;

  •
  Participation in Potential Upside.  The consideration in the NRCG Merger will consist entirely of shares of Holdco Common Stock. NRCG stockholders will own approximately 30% of the outstanding Holdco Common Stock on a fully diluted basis following the completion of the Mergers and will have an opportunity to participate in any future earnings and the growth of the combined company, including potential synergies, and any future appreciation in the value of Holdco Common Stock following the Mergers;

  •
  Increased Liquidity in Holdco Stock.  The NRCG Board considered the currently limited trading market in NRCG Common Stock and noted US Ecology's market capitalization and considered the increased liquidity that may be available to NRCG stockholders through receipt of the shares of Holdco Common Stock;

  •
  Strategic Benefits.  The importance of scale in the competitive market environments in which NRCG and US Ecology operate, and the potential for the Mergers to enhance the combined company's ability to compete effectively in those environments. In addition that the combined company would have access to attractive end markets to drive long-term growth;

  •
  Synergy Potential.  The synergy potential of the combined company, with expected synergies of approximately $20.0 million annually, as estimated by US Ecology's management, and the potential for upside through realization of additional revenue and cross-selling opportunities;

  •
  Alignment of Capabilities and Corporate Culture.  The experience and expertise of each organization to ensure that customers benefit fully from NRCG's and US Ecology's complementary capabilities and the cultural alignment between NRCG and US Ecology, including shared values and commitment to integrity, operational excellence, focus on safety, customer satisfaction, innovation and stockholder value;

  •
  Financial Advisor Opinion.  The financial presentation of Evercore and its opinion to the NRCG Board to the effect that, as of the date of its opinion and based upon and subject to the assumptions, limitations, qualifications and conditions described in Evercore's opinion, the NRCG Exchange Ratio was fair, from a financial point of view, to the holders of NRCG Common Stock, as more fully described under the caption "The Mergers—Opinion of NRCG's Financial Advisor";

  •
  Familiarity with NRCG's and US Ecology's Businesses and Financial Condition.  The NRCG Board's knowledge of NRCG's business, financial condition, results of operations and prospects, as well as its knowledge of US Ecology's business, financial condition, results of operations and prospects, taking into account the results of NRCG's due diligence review of US Ecology. The NRCG Board also considered its knowledge of the current and prospective market environment in which NRCG and US Ecology operate;

  •
  Negotiations with US Ecology.  The benefits that NRCG and its advisors were able to obtain during its negotiations with US Ecology, including an increase in US Ecology's offer price per share from the beginning of the process to the end of the negotiations and narrowing the scope of closing conditions and generally improving the contract terms relating to transaction certainty. The NRCG Board believed that there was no assurance that a more favorable strategic opportunity would arise later or through any alternative transaction, and the terms and consideration reflected in the Merger Agreement was the best transaction that could be obtained by NRCG stockholders from US Ecology at the time;

  •
  Consideration of Alternatives.  The NRCG Board's review of strategic alternatives and opportunities available to NRCG, including the risks and benefits of continuing to operate as an independent public company in its current configuration, pursuing acquisitions as an independent public company and pursuing alternative strategic transactions with strategic or financial buyers;

  •
  Financial Projections.  The financial projections prepared by NRCG management for NRCG as a standalone company through 2023 and the financial projections prepared by US Ecology management for US Ecology as a standalone company through 2023, in each case, as summarized under "The Mergers—Certain Financial Forecasts Prepared by NRCG Management";

  •
  Likelihood of Completing the Mergers.  The likelihood of completing the Mergers on the anticipated schedule. Simultaneously with the execution of the Merger Agreement, US Ecology entered into the Support Agreement, pursuant to which the JFL Entities agreed, among other things, to vote all of their shares of NRCG Common Stock in favor of the adoption of the Merger Agreement at the NRCG Special Meeting. As of the date of the Merger Agreement, the JFL Entities were the registered holders of approximately 66% of the currently outstanding NRCG Common Stock. As a result, and subject to the terms of the Support Agreement, the approval of the NRCG Merger Agreement Proposal is effectively assured;

  •
  Terms of the Merger Agreement.  The NRCG Board reviewed and considered the terms of the Merger Agreement, including the parties' respective representations, warranties and covenants, the conditions to their respective obligations to consummate the Mergers. See the section titled "The Merger Agreement" for a detailed discussion of the terms and conditions of the Merger Agreement. In particular, the NRCG Board considered the following:

  •
  Merger Consideration.    The fixed exchange ratio of 0.196 shares of Holdco Common Stock for each share of NRCG Common Stock, by its nature, would not adjust upwards to compensate for declines, or downwards to compensate for increases, in US Ecology's stock price prior to completion of the Mergers;

  •
  Conditions to Closing of the Mergers; Support Agreement.    The limited number and nature of the conditions to the parties' obligations to complete the Mergers and the belief of the NRCG Board of the likelihood of satisfying such conditions in light of the parties' obligations to use reasonable best efforts to consummate and make effective, and to satisfy the conditions to, the transactions contemplated by the Merger Agreement and the likelihood that the Merger Agreement will be adopted by holders of NRCG Common Stock due to the fact that the registered holders of approximately 66% of the outstanding shares of NRCG Common Stock as of the date of the Merger Agreement entered into the Support Agreement obligating them to vote their shares of NRCG Common Stock in favor of adoption of the Merger Agreement at the NRCG Special Meeting;

  •
  Ability to Change Recommendation to NRCG Stockholders.    The NRCG Board considered the provisions in the Merger Agreement that provide for the ability of the NRCG Board to withdraw or modify its recommendation that NRCG common stockholders adopt the Merger Agreement:

  •
  following the receipt of an alternative acquisition proposal that the NRCG Board determines in good faith (after consultation with its financial advisor and outside counsel) constitutes or would reasonably be expected to result in a superior proposal (as defined in the section entitled "The Merger Agreement—No Solicitation of Takeover Proposals"), subject to certain restrictions imposed by the Merger Agreement, including that the NRCG Board shall have determined in good faith (after consultation with its outside counsel) that the failure to take such action would reasonably be expected to constitute a breach by the NRCG Board of its fiduciary duties under applicable law and that US Ecology shall have been given an opportunity to match the superior proposal; or

  •
  in response to an intervening event (as defined in the section entitled "The Merger Agreement—Changes in Board Recommendations"), subject to certain restrictions imposed by the Merger Agreement, including that the NRCG Board shall have determined in good faith (after consultation with its outside counsel) that the failure to take such action would constitute a breach by the NRCG Board of its fiduciary duties under applicable law and provided US Ecology with prior notice of its intention to take such action. In addition, the NRCG Board considered the provisions of the Support

        Agreement that provide the Support Agreement will terminate if the NRCG Board changes its recommendation in connection with the NRCG Board's determination that an intervening event has occurred;

    •
    Ability to Terminate Merger Agreement to Accept a Superior Proposal.    The NRCG Board considered the provisions in the Merger Agreement that provide for the ability of the NRCG Board to terminate the Merger Agreement to accept a superior proposal, subject to certain restrictions imposed by the Merger Agreement, including that NRCG would be required to pay US Ecology a $35.0 million termination fee concurrently with such termination. In addition, the NRCG Board considered the provisions of the Support Agreement that provide the Support Agreement will terminate if the Merger Agreement is terminated, including with respect to the acceptance of a superior proposal;

    •
    Termination Fee Payable by NRCG.    The NRCG Board considered that, in its view, the $35.0 million termination fee that could become payable by NRCG pursuant to the Merger Agreement was reasonable, would likely not deter alternative acquisition proposals and would likely not be required to be paid unless the NRCG Board entered into an agreement providing for a transaction that would be more favorable to the NRCG stockholders than the transactions contemplated by the Merger Agreement;

    •
    Termination Fee Payable by US Ecology.    US Ecology may become obligated to pay NRCG a termination fee of $60.0 million in certain circumstances as further discussed under "The Merger Agreement—Expenses and Termination Fees; Liability for Breach";

    •
    NRCG Expense Reimbursement if US Ecology Stockholders Do Not Approve the Mergers.    If the Merger Agreement is terminated by US Ecology or NRCG as a result of US Ecology's failure to obtain the requisite US Ecology stockholder approvals, then US Ecology would be required to reimburse NRCG's reasonable documented out-of-pocket expenses incurred on the transaction up to $10.0 million as further discussed under "The Merger Agreement—Expenses and Termination Fees; Liability for Breach";

    •
    Anticipated Tax Treatment.    The NRCG Board considered that it is intended that the NRCG stockholders will generally not recognize any gain or loss for U.S. federal income tax purposes upon the exchange of shares of NRCG Common Stock or NRCG Series A Preferred Stock for shares of Holdco Common Stock in the NRCG Merger, except with respect to cash received by NRCG stockholders in lieu of fractional shares of Holdco Common Stock, as further discussed in the section entitled "Material U.S. Federal Income Tax Consequences of the Mergers"; and

    •
    Terms of US Ecology's Financing; Absence of Financing Condition.    The NRCG Board considered that US Ecology's obligation to complete the Mergers pursuant to the Merger Agreement is not subject to any financing condition and that US Ecology represents and warrants in the Merger Agreement that it will have sufficient funds to complete the transactions contemplated by the Merger Agreement and will use its reasonable best efforts to obtain the proceeds of its debt financing commitment. The NRCG Board also considered the terms of the debt financing commitment obtained by US Ecology in connection with the signing of the Merger Agreement. See the section titled "Indebtedness following the Mergers" for more information on US Ecology's debt commitment. The NRCG Board also considered US Ecology's financial strength and ability to complete its proposed financing or alternative financing in order to complete the Mergers and that the closing of such financing arrangements were not conditions to the closing of the Mergers.

  •
  Terms of the Investor Agreement.  The NRCG Board considered the Investor Agreement, pursuant to which JFL Partners agreed, subject to the closing of the Mergers, to, among other things, any entitlement to any payment from NRCG pursuant to Section 5.18(b) of the 2018 Purchase Agreement. Section 5.18(b) of the 2018 Purchase Agreement contemplates the payment by NRCG to JFL Partners of up to $25.0 million upon the satisfaction of certain conditions set forth therein.

        The NRCG Board also weighed the factors described above against a number of risks and other factors identified in its deliberations as weighing negatively against the Mergers:

  •
  the fact that the NRCG Exchange Ratio is fixed and will not be adjusted on the closing date based on the relative market values of shares of NRCG Common Stock or ECOL Common Stock, which means that the market value of the merger consideration or the premium received by NRCG stockholders could decrease prior to the closing of the Mergers;

  •
  the challenges inherent in combining the businesses, operations and workforces of NRCG and US Ecology, including (i) the possible diversion of management focus and resources from operational matters and other strategic opportunities for an extended period of time and (ii) difficulties in integrating and retaining management and employees;

  •
  the fact that forecasts of future results of operations and synergies are estimates based on assumptions that may not be realized;

  •
  the risk of not realizing anticipated benefits, synergies and cost savings between NRCG and US Ecology within the expected time period or at all;

  •
  the fact that, pursuant to the terms of the Merger Agreement, the closing of the Mergers cannot occur prior to October 1, 2019 unless otherwise agreed by US Ecology and NRCG in writing;

  •
  the fact that NRCG stockholders will be sharing participation of NRCG's upside with US Ecology stockholders as part of the combined company;

  •
  the substantial costs to be incurred in connection with the Mergers, including the substantial costs of integrating the businesses of NRCG and US Ecology, as well as the transaction expenses arising from the Mergers;

  •
  the potential effect of the Mergers on NRCG's business and relationships with employees, customers, vendors, regulators and the geographic regions in which it operates;

  •
  the risk that governmental entities may not approve the Mergers or may impose conditions on NRCG or US Ecology in order to gain approval for the Mergers that may adversely impact the ability of the combined company to realize the anticipated synergies in connection with the Mergers;

  •
  the terms of the Merger Agreement, including covenants relating to (i) the two companies' conduct of their respective businesses during the period between the signing of the Merger Agreement and the completion of the Mergers, including the requirement that the two companies' conduct business only in the ordinary course, subject to specific exceptions and (ii) the restrictions on the two companies' ability to solicit alternative transaction proposals;

  •
  the fact that, in certain circumstances, the US Ecology Board has the right under the Merger Agreement to withdraw its recommendation to US Ecology stockholders that they adopt the Merger Agreement as summarized under "The Merger Agreement—Changes in Board Recommendations";

  •
  the fact that NRCG may become obligated to pay US Ecology a termination fee of $35.0 million in certain circumstances as further discussed under "The Merger Agreement—Expenses and Termination Fees; Liability for Breach," which could potentially deter a potential acquirer from proposing an alternative transaction that may provide value to NRCG stockholders superior to that of the proposed Mergers;

  •
  the risk that the $60.0 million termination fee to which NRCG may be entitled, subject to the terms and conditions of the Merger Agreement, in the event US Ecology terminates the Merger Agreement in certain circumstances, may not be sufficient to compensate NRCG for the harm it might suffer as a result of such termination;

  •
  the absence of appraisal rights for holders of NRCG Common Stock;

  •
  the amount of time it could take to consummate the Mergers, including the fact that closing of the Mergers depends on factors outside of NRCG's control, and the risk that the conditions to closing of the Mergers will not be satisfied, including as a result of (i) NRCG's or US Ecology's stockholders failing to grant the requisite approvals to consummate the Mergers or (ii) the required regulatory approvals for the Mergers failing to be obtained. On July 16, 2019, each of US Ecology and JFL-AIV Investors III-JA, L.P. (as the controlling stockholder of NRCG) received early termination of the waiting period under the HSR Act;

  •
  the potential for litigation relating to the proposed Mergers and the associated costs, burden and inconvenience involved in defending those proceedings;

  •
  the concerns raised by Mr. Rapaport as to the treatment of the NRCG Series A Preferred Stock as contemplated by the proposed Merger Agreement;

  •
  the fact that NRCG stockholders would be subject to future financial, business and operational risks associated with the combined company if they retained the shares of Holdco Common Stock they receive as merger consideration following the effective time of the Mergers, including risks related to the implementation of the combined company's business plan and strategy, the combined company's ability to realize the anticipated benefits of the Mergers on the timeline expected, or at all, and the integration of NRCG's business with US Ecology's business in an efficient and cost effective manner. The NRCG Board considered that the failure of any of these activities to be completed successfully may decrease the actual benefits of the Mergers to the extent NRCG stockholders retain the shares of Holdco Common Stock received as merger consideration following the closing of the Mergers; and

  •
  the risks of the type and nature described under "Risk Factors" and the matters described under "Cautionary Statement Regarding Forward-Looking Statements."

        The NRCG Board also was apprised of certain interests in the Mergers of NRCG's directors and executive officers that may be different from, or in addition to, the interests of NRCG stockholders generally as discussed in "The Mergers—Interests of NRCG Directors and Executive Officers."

        In reaching its decision to approve and declare advisable the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement and recommend that NRCG common stockholders vote in favor of the NRCG Merger Agreement Proposal, the Transaction Committee and the NRCG Board held multiple meetings, consulted with NRCG's senior management and its outside legal and financial advisors, and considered the business, assets and liabilities, results of operations, financial performance, strategic direction and prospects of NRCG and US Ecology. The NRCG Board concluded that the potentially negative factors associated with the proposed Mergers were significantly outweighed by the potential benefits that it expected the NRCG stockholders would achieve as a result of the Mergers. After weighing the various factors described above, including noting the extensive and involved work performed by the Transaction Committee and the analysis provided by Evercore, Jones Day and Morris Nichols, eight of the nine members of the NRCG Board voted in favor of the adoption of the Merger Agreement and determined that the Mergers were in the best interests of NRCG and its common stockholders.

        This discussion of the information and factors considered by the NRCG Board in reaching its conclusions and recommendation summarizes the material factors considered by the NRCG Board, but is not intended to be exhaustive. In view of the wide variety of factors considered in connection with its evaluation of the Merger Agreement and the transactions contemplated thereby and the complexity of these matters, the NRCG Board did not find it practicable, and did not attempt, to quantify, rank or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Merger Agreement and to recommend that NRCG common stockholders vote in favor of the proposal to adopt the Merger Agreement.

        The NRCG Board conducted an overall review of the factors described above and considered the factors overall to be favorable to and to support its determination. In considering the factors described above, individual members of the NRCG Board may have given differing weights to different factors.

        This explanation of the NRCG's Board's reasons for recommending the adoption of the Merger Agreement and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors described in the section titled "Cautionary Statement Regarding Forward-Looking Statements."

        The NRCG Board determined that the Mergers are fair to and in the best interests of NRCG and its common stockholders and approved the Merger Agreement. The NRCG Board recommends that NRCG common stockholders vote "FOR" the proposal to adopt the Merger Agreement.

Opinion of US Ecology's Financial Advisor

        US Ecology engaged BofA Merrill Lynch as a financial advisor in connection with the Mergers. BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. US Ecology selected BofA Merrill Lynch to act as a financial advisor in connection with the Mergers on the basis of BofA Merrill Lynch's experience in similar transactions, its reputation in the investment community and its familiarity with US Ecology and its business.

        At the June 23, 2019 meeting of the US Ecology Board held to evaluate the Mergers, BofA Merrill Lynch rendered an oral opinion, confirmed by delivery of a written opinion dated June 23, 2019, to the US Ecology Board to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications described in the opinion, the NRCG Exchange Ratio provided for in the NRCG Merger in respect of shares of NRCG Common Stock was fair, from a financial point of view, to US Ecology.

        The full text of BofA Merrill Lynch's written opinion, dated June 23, 2019, delivered to the US Ecology Board is attached as Annex H to this joint proxy statement/prospectus and is incorporated by reference herein in its entirety. The written opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by BofA Merrill Lynch in rendering its opinion. The following summary of BofA Merrill Lynch's opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion for the benefit and use of the US Ecology Board (in its capacity as such) in connection with and for purposes of its evaluation of the Mergers. BofA Merrill Lynch expressed no opinion or view as to any terms or other aspects or implications of the Mergers (other than the NRCG Exchange Ratio to the extent expressly specified in such opinion) and no opinion or view was expressed as to the relative merits of the Mergers in comparison to other strategies or transactions that might be available to US Ecology or in which US Ecology might engage or as to the underlying business decision of US Ecology to proceed with or effect the Mergers. BofA Merrill Lynch expresses no opinion or recommendation as to how any securityholder should vote or act in connection with the Mergers or any other matter.

        In connection with its opinion, BofA Merrill Lynch, among other things:

  (i)
  reviewed certain publicly available business and financial information relating to NRCG and US Ecology;

  (ii)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of NRCG furnished to or discussed with BofA Merrill Lynch by the management of NRCG, including certain financial forecasts and estimates relating to NRCG prepared by the management of NRCG (such forecasts and estimates referred to as the "NRCG forecasts"), reviewed certain financial forecasts and estimates relating to NRCG prepared by the management of US Ecology (such forecasts and estimates referred to as the "US Ecology-NRCG forecasts"), and discussed with the management of US Ecology its assessments as to the relative likelihood of achieving the future financial results reflected in the NRCG forecasts and the US Ecology-NRCG forecasts;

  (iii)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of US Ecology furnished to or discussed with BofA Merrill Lynch by the management of US Ecology, including certain financial forecasts and estimates relating to US Ecology prepared by the management of US Ecology (such forecasts and estimates referred to as the "US Ecology forecasts");

  (iv)
  reviewed certain estimates provided by the management of US Ecology as to the amount and timing of potential cost savings and revenue enhancements anticipated by such management to result from the Mergers (collectively referred to as the "synergies");

  (v)
  discussed the past and current business, operations, financial condition and prospects of NRCG with members of the senior managements of NRCG and US Ecology, and discussed the past and current business, operations, financial condition and prospects of US Ecology with members of the senior management of US Ecology;

  (vi)
  reviewed the potential pro forma financial impact of the Mergers on the future financial performance of US Ecology, including the potential effect on US Ecology's estimated earnings per share after taking into account the synergies;

  (vii)
  reviewed the trading histories for NRCG Common Stock and ECOL Common Stock and a comparison of such trading histories with each other and with the trading histories of other companies BofA Merrill Lynch deemed relevant;

  (viii)
  compared certain financial and stock market information of NRCG and US Ecology with similar information of other companies BofA Merrill Lynch deemed relevant;

  (ix)
  reviewed a draft, provided to BofA Merrill Lynch on June 23, 2019, of the Merger Agreement; and

  (x)
  performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

        In arriving at its opinion, with the consent of US Ecology, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with BofA Merrill Lynch and relied upon the assurances of the managements of US Ecology and NRCG that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. Based on the assessments of the management of US Ecology as to the relative likelihood of achieving the future financial results reflected in the NRCG forecasts and the

US Ecology-NRCG forecasts, BofA Merrill Lynch relied, at the direction of US Ecology, on the US Ecology-NRCG forecasts in evaluating NRCG for purposes of its analyses and opinion. With respect to the US Ecology-NRCG forecasts, the US Ecology forecasts and the synergies, BofA Merrill Lynch was advised by US Ecology, and BofA Merrill Lynch assumed, at the direction of US Ecology, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of US Ecology as to, and were a reasonable basis upon which to evaluate, the future financial performance of NRCG and US Ecology, such synergies and the other matters covered thereby. At the direction of US Ecology, BofA Merrill Lynch also relied on the assessments of the management of US Ecology as to US Ecology's ability to achieve the synergies and BofA Merrill Lynch assumed that such synergies would be realized in the amounts and at the times projected.

        At the direction of US Ecology, BofA Merrill Lynch relied upon the assessments of the management of US Ecology as to, among other things, (i) the potential impact on NRCG and US Ecology of certain market, seasonal, cyclical, competitive, geopolitical and macroeconomic and other trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the environmental, waste and industrial services industry and the markets and geographic regions in which NRCG and US Ecology operate, (ii) certain accounting matters relating to NRCG, including with respect to NRCG's internal controls over financial reporting and remediation of material weaknesses in such controls, (iii) matters relating to prior acquisitions and predecessor companies of NRCG and US Ecology, as applicable, including as to financial aspects involved, ongoing obligations, if any, integration and other financial effects, (iv) existing and future agreements and arrangements involving, and the ability to attract, retain and/or replace, key employees, third-party contractors and other commercial relationships of NRCG and US Ecology, including as to pending and contemplated multi-year, non-recurring and other projects, and (v) the ability to integrate the operations of NRCG and US Ecology. BofA Merrill Lynch assumed, with the consent of US Ecology, that there would be no developments with respect to any such matters that would have an adverse effect on NRCG, US Ecology, Holdco or the Mergers (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to BofA Merrill Lynch's analyses or opinion.

        BofA Merrill Lynch did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent, off-balance sheet, accrued, derivative or otherwise) of NRCG, US Ecology, Holdco or any other entity, nor did BofA Merrill Lynch make any physical inspection of the properties or assets of NRCG, US Ecology, Holdco or any other entity. BofA Merrill Lynch was not requested to make, and did not make, an independent evaluation of, and BofA Merrill Lynch expressed no opinion or view as to, any pending or potential litigation, claims or governmental, regulatory or other proceedings, actions or investigations or possible unasserted claims or other contingent liabilities affecting NRCG, US Ecology, Holdco or any other entity. BofA Merrill Lynch did not evaluate the solvency or fair value of NRCG, US Ecology, Holdco or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at the direction of US Ecology, that the Mergers would be consummated in accordance with their respective terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Mergers, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed or occur that would have an adverse effect on NRCG, US Ecology, Holdco or the Mergers (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to BofA Merrill Lynch's analyses or opinion. BofA Merrill Lynch also assumed, at the direction of US Ecology, that the Mergers would qualify for federal income tax purposes as reorganizations under the provisions of Section 368(a) or together as an exchange within the meaning of Section 351 of the Code and otherwise would qualify for the tax treatment contemplated by the Merger Agreement. BofA Merrill Lynch further assumed, at the direction of US Ecology, that the final executed Merger Agreement would not differ in any material respect from the draft reviewed by BofA Merrill Lynch.

        BofA Merrill Lynch expressed no opinion or view as to any terms or other aspects or implications of the Mergers (other than the NRCG Exchange Ratio to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Mergers or any terms, aspects or implications of the amended and restated certificate of incorporation of Holdco or any support agreement, investor agreement, registration rights agreement or other agreements, arrangements or understandings entered into in connection with, related to or contemplated by the Mergers or otherwise. BofA Merrill Lynch's opinion was limited to the fairness, from a financial point of view, to US Ecology of the NRCG Exchange Ratio provided for in the NRCG Merger in respect of shares of NRCG Common Stock and no opinion or view was expressed with respect to any consideration received in connection with the Mergers by the holders of any class of securities, creditors or other constituencies of any party. In addition, BofA Merrill Lynch expressed no opinion or view with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation or other consideration to any of the officers, directors or employees of any party to the Mergers or any related entities, or class of such persons, relative to the NRCG Exchange Ratio or otherwise. Furthermore, BofA Merrill Lynch expressed no opinion or view as to the relative merits of the Mergers in comparison to other strategies or transactions that might be available to US Ecology or in which US Ecology might engage or as to the underlying business decision of US Ecology to proceed with or effect the Mergers. BofA Merrill Lynch did not express any opinion as to what the value of Holdco Common Stock actually would be when issued or the prices at which Holdco Common Stock, ECOL Common Stock, NRCG Common Stock or any other securities may trade or otherwise be transferable at any time, including following announcement or consummation of the Mergers. BofA Merrill Lynch also expressed no opinion or view with respect to accounting, tax, legal, regulatory or similar matters, including, without limitation, as to tax or other consequences of the Mergers or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting US Ecology, NRCG, Holdco or the Mergers, as to which BofA Merrill Lynch understood such advice was obtained as deemed necessary from qualified professionals, and BofA Merrill Lynch relied, at the direction of US Ecology, upon the assessments of representatives of US Ecology and NRCG as to such matters. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any securityholder should vote or act in connection with the Mergers or any other matter.

        BofA Merrill Lynch's opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of BofA Merrill Lynch's opinion. As the US Ecology Board was aware, the credit, financial and stock markets have experienced and continue to experience volatility and BofA Merrill Lynch expressed no opinion or view as to any potential effects of such volatility on US Ecology, NRCG, Holdco or the Mergers. It should be understood that subsequent developments may affect BofA Merrill Lynch's opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch's opinion was approved by a fairness opinion review committee of BofA Merrill Lynch. Except as described in this summary, US Ecology imposed no other instructions or limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

        In connection with its opinion, BofA Merrill Lynch performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below and certain factors considered is not a comprehensive description of all analyses undertaken or factors considered by BofA Merrill Lynch. The preparation of a financial opinion or analysis is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion and analyses are not readily susceptible to summary description. BofA Merrill Lynch believes that the analyses and factors summarized below must be considered as a whole and in context. BofA Merrill Lynch further believes that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses and factors, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch's analyses and opinion.

        In performing its financial analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of US Ecology and NRCG. The estimates of the future performance of NRCG and US Ecology and other estimates in or underlying BofA Merrill Lynch's analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by such analyses. These analyses were prepared solely as part of BofA Merrill Lynch's analysis of the fairness, from a financial point of view, to US Ecology of the NRCG Exchange Ratio provided for in the NRCG Merger in respect of shares of NRCG Common Stock and were provided to the US Ecology Board in connection with the delivery of BofA Merrill Lynch's opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as the views of BofA Merrill Lynch regarding the actual value of NRCG, US Ecology or otherwise.

        The type and amount of consideration payable in the Mergers was determined through negotiations between US Ecology and NRCG, rather than by any financial advisor, and was approved by the US Ecology Board. The decision of US Ecology to enter into the Merger Agreement was solely that of the US Ecology Board. BofA Merrill Lynch's opinion and analyses were only one of many factors considered by the US Ecology Board in its evaluation of the Mergers and should not be viewed as determinative of the views of the US Ecology Board, US Ecology management or any other person with respect to the Mergers or the NRCG Exchange Ratio.

Financial Analyses

        The discussion set forth below under this heading "—Financial Analyses" is a summary of the material financial analyses provided by BofA Merrill Lynch in connection with its opinion, dated June 23, 2019, to the US Ecology Board. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch. Future results may differ from those described and such differences may be material. The order in which the financial analyses summarized below appear does not necessarily reflect the relative importance or weight given to such analyses. For purposes of the financial analyses described below, implied per share equity value reference ranges, other than high and low stock prices and stock price targets, are rounded to the nearest $0.05. In calculating implied exchange ratio reference ranges as reflected in such analyses, BofA Merrill Lynch (a) compared the low-end of the approximate implied per share equity value reference ranges derived for NRCG from such analyses to the high-end of the approximate implied per share equity value reference ranges derived for US Ecology from such analyses in order to calculate the low-end of the implied exchange ratio reference ranges and (b) compared the high-end of the approximate implied per share equity value reference ranges derived for NRCG from such analyses to the low-end of the approximate implied per share equity value reference ranges derived for US Ecology from such analyses in order to calculate the high-end of the implied exchange ratio reference ranges.

        Selected Public Companies Analyses.    BofA Merrill Lynch performed separate selected public companies analyses of NRCG and US Ecology in which BofA Merrill Lynch reviewed and compared financial and operating data relating to NRCG, US Ecology and the selected publicly traded companies listed below.

        NRCG.    In performing a selected public companies analysis of NRCG, BofA Merrill Lynch reviewed publicly available financial and stock market information of NRCG and the following 12 selected publicly traded companies in the environmental services and industrial services industries that BofA Merrill Lynch considered generally relevant for purposes of analysis, consisting of five selected companies with operations primarily in the environmental services industry (referred to as the "selected environmental services companies") and seven selected companies with operations primarily in the industrial services industry (referred to as the "selected industrial services companies" and, together with the selected environmental services companies, collectively referred to as the "NRCG selected companies"):

Selected Environmental Services Companies	Selected Industrial Services Companies
• Clean Harbors, Inc.	• Aegion Corporation
• Covanta Holding Corporation	• Great Lakes Dredge & Dock Corporation
• Heritage-Crystal Clean, Inc.	• Harsco Corporation
• Stericycle, Inc.	• Matrix Service Company
• Tervita Corporation	• Mistras Group, Inc.
• Secure Energy Services Inc.
• Team, Inc.

        BofA Merrill Lynch reviewed, among other information and to the extent meaningful, enterprise values, calculated as fully diluted equity values based on closing stock prices on June 21, 2019 plus total debt, preferred equity and non-controlling interests (as applicable) and less cash and cash equivalents and marketable securities (as applicable), as a multiple of calendar year 2019 and calendar year 2020 estimated earnings before interest, taxes, depreciation and amortization, inclusive of stock-based compensation expense and excluding certain non-recurring items, as applicable (referred to as "adjusted EBITDA"). Financial data of the selected companies were based on publicly available research analysts' estimates, public filings and other publicly available information and calendarized (as applicable) for comparative purposes. Financial data of NRCG was based on the US Ecology-NRCG forecasts, publicly available research analysts' estimates and public filings.

        The overall low to high calendar year 2019 and calendar year 2020 estimated adjusted EBITDA multiples observed for the NRCG selected companies were 6.9x to 11.5x (with an overall mean of 8.8x and median of 8.0x) and 6.3x to 10.9x (with an overall mean of 8.0x and median of 7.3x), respectively, with low to high calendar year 2019 and calendar year 2020 estimated adjusted EBITDA multiples for the selected environmental services companies of 6.9x to 11.5x (with a mean of 10.1x and a median of 10.7x) and 6.3x to 10.9x (with a mean of 9.2x and a median of 9.6x), respectively, and low to high calendar year 2019 and calendar year 2020 estimated adjusted EBITDA multiples for the selected industrial services companies of 7.0x to 9.2 (with a mean of 7.9x and a median of 7.7x) and 6.8x to 7.5x (with a mean of 7.1x and a median of 7.0x), respectively.

        BofA Merrill Lynch then applied selected ranges derived from the selected companies of calendar year 2019 and calendar year 2020 estimated adjusted EBITDA multiples of 7.5x to 10.5x and 7.0x to

9.5x, respectively, to corresponding data of NRCG based on the US Ecology-NRCG forecasts. This analysis indicated approximate implied per share equity value reference ranges for NRCG, based on calendar year 2019 and calendar year 2020 estimated adjusted EBITDA, of $8.45 to $14.50 and $9.30 to $14.65, respectively.

        US Ecology.    In performing a selected public companies analysis of US Ecology, BofA Merrill Lynch reviewed publicly available financial and stock market information of US Ecology and the following ten selected publicly traded companies in the environmental services and waste services industries that BofA Merrill Lynch considered generally relevant for purposes of analysis, consisting of the selected environmental services companies and five selected companies with operations primarily in the waste services industry (referred to as the "selected waste services companies" and, together with the selected environmental services companies, collectively referred to as the "US Ecology selected companies"):

Selected Environmental Services Companies	Selected Waste Services Companies
• Clean Harbors, Inc.	• Advanced Disposal Services, Inc.
• Covanta Holding Corporation	• Casella Waste Systems, Inc.
• Heritage-Crystal Clean, Inc.	• Republic Services, Inc.
• Stericycle, Inc.	• Waste Connections, Inc.
• Tervita Corporation	• Waste Management, Inc.

        BofA Merrill Lynch reviewed, among other information, enterprise values, calculated as fully diluted equity values based on closing stock prices on June 21, 2019 plus total debt, preferred equity and non-controlling interests (as applicable) and less cash and cash equivalents and marketable securities (as applicable), as a multiple of calendar year 2019 and calendar year 2020 estimated adjusted EBITDA. Financial data of the selected companies were based on publicly available research analysts' estimates, public filings and other publicly available information and calendarized (as applicable) for comparative purposes. Financial data of US Ecology was based on the US Ecology forecasts, publicly available research analysts' estimates and public filings.

        The overall low to high calendar year 2019 and calendar year 2020 estimated adjusted EBITDA multiples observed for the US Ecology selected companies were 6.9x to 16.9x (with an overall mean of 12.5x and median of 11.5x) and 6.3x to 15.6x (with an overall mean of 11.6x and median of 10.9x), respectively, with low to high calendar year 2019 and calendar year 2020 estimated adjusted EBITDA multiples for the selected environmental services companies of 6.9x to 11.5x (with a mean of 10.1x and a median of 10.7x) and 6.3x to 10.9x (with a mean of 9.2x and a median of 9.6x), respectively, and low to high calendar year 2019 and calendar year 2020 estimated adjusted EBITDA multiples for the selected waste services companies of 11.1x to 16.9 (with a mean of 13.9x and a median of 13.6x) and 10.5x to 15.6x (with a mean of 12.9x and a median of 12.6x), respectively.

        BofA Merrill Lynch then applied selected ranges derived from the selected companies of calendar year 2019 and calendar year 2020 estimated adjusted EBITDA multiples of 10.5x to 13.5x and 9.5x to 12.5x, respectively, to corresponding data of US Ecology based on the US Ecology forecasts. This analysis indicated approximate implied per share equity value reference ranges for US Ecology, based on calendar year 2019 and calendar year 2020 estimated adjusted EBITDA, of $51.45 to $70.15 and $47.90 to $67.45, respectively.

        Utilizing the approximate implied per share equity value reference ranges derived for NRCG and US Ecology described above, BofA Merrill Lynch calculated the following approximate implied exchange ratio reference ranges, as compared to the NRCG Exchange Ratio provided for in the NRCG Merger in respect of shares of NRCG Common Stock:

Approximate Implied Exchange Ratio Reference Ranges Based On:
NRCG Exchange Ratio
FY 2019E Adjusted EBITDA	FY 2020E Adjusted EBITDA
0.120x - 0.282x	0.138x - 0.306x	0.196x

        No company used in the analyses is identical or directly comparable to NRCG or US Ecology. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which NRCG and US Ecology were compared.

        Discounted Cash Flow Analyses.    BofA Merrill Lynch performed separate discounted cash flow analyses of NRCG and US Ecology.

        NRCG.    BofA Merrill Lynch performed a discounted cash flow analysis of NRCG by calculating the estimated present value (as of June 30, 2019) of the standalone unlevered, after-tax free cash flows that NRCG was forecasted to generate during the second half of the fiscal year ending December 31, 2019 through the full fiscal year ending December 31, 2023 based on the US Ecology-NRCG forecasts. BofA Merrill Lynch calculated terminal values for NRCG by applying a selected range of adjusted EBITDA exit multiples of 8.5x to 10.0x to NRCG's terminal year estimated adjusted EBITDA. The cash flows and terminal values were then discounted to present value (as of June 30, 2019) using a selected range of discount rates of 7.25% to 8.75%. This analysis indicated an approximate implied per share equity value reference range for NRCG of $14.25 to $17.60.

        US Ecology.    BofA Merrill Lynch performed a discounted cash flow analysis of US Ecology by calculating the estimated present value (as of June 30, 2019) of the standalone unlevered, after-tax free cash flows that US Ecology was forecasted to generate during the second half of the fiscal year ending December 31, 2019 through the full fiscal year ending December 31, 2023 based on the US Ecology forecasts. For purposes of this analysis, stock-based compensation was treated as a cash expense. BofA Merrill Lynch calculated terminal values for US Ecology by applying a selected range of adjusted EBITDA exit multiples of 10.5x to 12.0x to US Ecology's terminal year estimated adjusted EBITDA. The cash flows and terminal values were then discounted to present value (as of June 30, 2019) using a selected range of discount rates of 6.50% to 8.25%. This analysis indicated an approximate implied per share equity value reference range for US Ecology of $61.05 to $76.05.

        Utilizing the approximate implied per share equity value reference ranges derived for NRCG and US Ecology described above, BofA Merrill Lynch calculated the following approximate implied exchange ratio reference range, as compared to the NRCG Exchange Ratio provided for in the NRCG Merger in respect of shares of NRCG Common Stock:

Approximate Implied Exchange Ratio Reference Range	NRCG Exchange Ratio
0.187x - 0.288x	0.196x

Certain Additional Information

        BofA Merrill Lynch observed certain additional information that was not considered part of its financial analyses for its opinion but was noted for informational purposes, including the following:

        Relative Contributions.    BofA Merrill Lynch reviewed the relative contributions of US Ecology and NRCG to, among other things, the combined company's calendar years 2019 through 2021 estimated adjusted EBITDA, without taking into account potential synergies anticipated by US Ecology management to result from the Mergers, based on the US Ecology forecasts and US Ecology-NRCG forecasts. This review indicated overall implied relative equity contributions of US Ecology and NRCG, taking into account the standalone capital structures of US Ecology and NRCG, of approximately 61.5% to 63.8% and 36.2% to 38.5%, respectively, to the combined company's estimated adjusted EBITDA during calendar years 2019 through 2021 and an approximate implied overall exchange ratio reference range based on such relative contributions of 0.251x to 0.274x. BofA Merrill Lynch noted that, based on the NRCG Exchange Ratio, the pro forma ownership of holders of ECOL Common Stock and NRCG Common Stock in the combined company upon consummation of the Mergers would be approximately 69.7% and 30.3%, respectively.

        Has/Gets.    BofA Merrill Lynch reviewed the illustrative pro forma impact of the Mergers on the implied per share equity value of US Ecology based on the US Ecology forecasts and the US Ecology-NRCG forecasts and utilizing the methodologies described above under "—Discounted Cash Flow Analyses," after taking into account the potential synergies and costs to achieve such synergies anticipated by US Ecology management to result from the Mergers, which indicated that the Mergers could have a positive impact on the implied per share equity value of US Ecology relative to US Ecology's implied per share equity value on a standalone basis.

        Other.    BofA Merrill Lynch also observed the following:

  •
  the historical trading performances of NRCG Common Stock and ECOL Common Stock during the period from October 18, 2018 (the first date of trading following the SPAC Transaction) to June 21, 2019 in the case of NRCG Common Stock and during the 52-week period ended June 21, 2019 in the case of ECOL Common Stock, which indicated low and high intraday prices during such applicable periods of $6.41 and $10.66 per share, respectively, for NRCG Common Stock and $54.24 and $77.15 per share, respectively, for ECOL Common Stock, and an implied exchange ratio reference range of 0.083x to 0.197x;

  •
  research analysts' price targets for NRCG Common Stock and ECOL Common Stock to the extent reflected in selected publicly available Wall Street research analysts' reports, which indicated an overall low to high target price range for NRCG Common Stock of approximately $12.00 to $15.00 per share on an undiscounted basis (or approximately $10.86 to $13.58 per share, discounted one year at NRCG's estimated cost of equity of 10.5%) and an overall low to high target price range for ECOL Common Stock of approximately $59.00 to $72.00 per share on an undiscounted basis (or approximately $54.50 to $66.51 per share, discounted one year at US Ecology's estimated cost of equity of 8.2%); and

  •
  the illustrative potential pro forma financial effect of the Mergers on, among other things, certain estimated earnings per share metrics of US Ecology (collectively referred to as "EPS metrics") for the fourth quarter of 2019 and the full fiscal years 2019 through 2021 based on estimates of US Ecology management, which indicated that the Mergers could be accretive to US Ecology's estimated EPS metrics during such periods, except certain EPS metrics in the fourth quarter of 2019 and the full fiscal year 2019.

Miscellaneous

        US Ecology has agreed to pay BofA Merrill Lynch for its services as financial advisor to US Ecology in connection with the Mergers an aggregate fee of $7 million, of which a portion was payable upon delivery of BofA Merrill Lynch's opinion and $6 million is contingent upon consummation of the Mergers. BofA Merrill Lynch and certain of its affiliates also expect to participate in the financing for the Mergers, including acting as joint lead arranger in connection with a debt refinancing, for which services BofA Merrill Lynch and its affiliates will receive an aggregate fee currently estimated to be approximately $3 million. US Ecology also has agreed to reimburse BofA Merrill Lynch for its expenses incurred in connection with BofA Merrill Lynch's engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under U.S. federal securities laws.

        BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Merrill Lynch and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of US Ecology, Holdco, NRCG, JFLCo and/or certain of their respective affiliates and/or portfolio companies, as the case may be.

        BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to US Ecology and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as co-lead arranger and joint bookrunner for, and as a lender (including a letter of credit lender) to, US Ecology under its revolving credit facility. From June 1, 2017 through May 31, 2019, BofA Merrill Lynch and its affiliates derived aggregate revenues from US Ecology and/or certain of its affiliates of approximately $2 million for investment and corporate banking services. BofA Merrill Lynch and its affiliates did not provide investment and corporate banking services to NRCG from which BofA Merrill Lynch and its affiliates derived revenues from June 1, 2017 through May 31, 2019; during the same period, BofA Merrill Lynch and its affiliates derived aggregate revenues of less than $500,000 for investment and corporate banking services to JFLCo and/or certain of its portfolio companies.

Opinion of NRCG's Financial Advisor

        The NRCG Board retained Evercore to act as its financial advisor in connection with the Mergers. As part of this engagement, the NRCG Board requested that Evercore evaluate the fairness, from a financial point of view, of the NRCG Exchange Ratio of 0.1960 shares of Holdco Common Stock for each share of NRCG Common Stock to be received by the holders of shares of NRCG Common Stock. At a meeting of the NRCG Board held on June 23, 2019, Evercore rendered to the NRCG Board its opinion to the effect that, as of June 23, 2019 and based upon and subject to the assumptions, limitations, qualifications and conditions described in Evercore's opinion, the NRCG Exchange Ratio of 0.1960 shares of Holdco Common Stock for each share of NRCG Common Stock to be received by the holders of shares of NRCG Common Stock in the NRCG Merger was fair, from a financial point of view, to such holders.

        The full text of the written opinion of Evercore, dated June 23, 2019, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex I to this joint proxy statement/prospectus and is incorporated herein by reference. NRCG encourages you to read Evercore's opinion carefully and in its entirety. Evercore's opinion was addressed to, and provided for the information and benefit of, the NRCG Board (in its capacity as such) in connection with its evaluation of the proposed Mergers. The opinion does not constitute a recommendation to the NRCG Board or to any other persons in respect of the Mergers, including as to how any holder of shares of NRCG Common Stock should vote or act in respect of the Mergers. Evercore's opinion does not address the relative merits of the Mergers as compared to other business or financial strategies that might be available to NRCG, nor does it address the underlying business decision of NRCG to engage in the Mergers.

        In connection with rendering its opinion, Evercore, among other things:

  (i)
  reviewed certain publicly available business and financial information relating to NRCG and US Ecology that it deemed to be relevant, including publicly available research analysts' estimates;

  (ii)
  reviewed certain internal projected financial data relating to NRCG and furnished to Evercore by management of NRCG, which are referred to as the NRCG forecasts in this summary of Evercore's opinion and certain internal projected financial data relating to US Ecology prepared and furnished to Evercore by management of US Ecology, which are referred to as the US Ecology forecasts in this summary of Evercore's opinion (together with the NRCG forecasts, the "Forecasts"), each as approved for Evercore's use by NRCG, including certain operating synergies prepared by management of US Ecology expected to result from the Mergers, as approved for Evercore's use by NRCG;

  (iii)
  discussed with management of NRCG and US Ecology their assessment of the past and current operations of NRCG and US Ecology, the current financial condition and prospects of NRCG and US Ecology, and the Forecasts (including their views on the risks and uncertainties of achieving the Forecasts);

  (iv)
  reviewed the reported prices and the historical trading activity of NRCG Common Stock and ECOL Common Stock;

  (v)
  compared the financial performance of NRCG and US Ecology and their respective stock market trading multiples with those of certain other publicly traded companies that Evercore deemed relevant;

  (vi)
  compared the financial performance of NRCG and US Ecology and the valuation multiples relating to the Mergers with the financial terms, to the extent publicly available, of certain other transactions that Evercore deemed relevant;

  (vii)
  reviewed the financial terms and conditions of a draft of the merger agreement, dated June 22, 2019, which Evercore assumed was in substantially final form and would not vary in any respect to Evercore's analysis; and

  (viii)
  performed such other analyses and examinations and considered such other factors that Evercore deemed appropriate.

        Set forth below is a summary of the material financial analyses reviewed by Evercore with the NRCG Board on June 23, 2019 in connection with rendering its opinion. The following summary, however, does not purport to be a complete description of the analyses performed by Evercore. The order of the analyses described and the results of these analyses do not represent relative importance or weight given to these analyses by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before June 21, 2019 (the last full trading date prior to the rendering of Evercore's opinion), and is not necessarily indicative of current market conditions.

        For purposes of its analyses and reviews, Evercore considered general business, economic, market and financial conditions, industry sector performance, and other matters, as they existed and could be evaluated as of the date of its opinion, many of which are beyond the control of NRCG. The estimates contained in Evercore's analyses and reviews, and the ranges of valuations resulting from any particular analysis or review, are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Evercore's analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Evercore's analyses and reviews are inherently subject to substantial uncertainty.

        The following summary of Evercore's financial analyses includes information presented in tabular format. In order to fully understand the analyses, the tables should be read together with the full text of each summary. The tables are not intended to stand alone and alone do not constitute a complete description of Evercore's financial analyses. Considering the tables below without considering the full narrative description of Evercore's financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of such analyses.

Summary of Evercore's Financial Analyses

Discounted Cash Flow Analysis

NRCG

        Evercore performed a discounted cash flow analysis of NRCG under a perpetuity growth rate methodology and an EBITDA multiple methodology, to calculate the estimated present value of the standalone, unlevered, after-tax free cash flows, defined as net operating profit after tax, plus depreciation and amortization, less changes in net working capital and capital expenditures, that NRCG was forecasted to generate during NRCG's second quarter to fourth quarter 2019 and during fiscal years 2020 through 2023, based on the NRCG forecasts.

        Perpetuity Growth Rate Methodology.    Using the perpetuity growth rate methodology, Evercore calculated terminal values for NRCG by applying perpetuity growth rates of 2.0% to 3.0%, which range was selected based on Evercore's professional judgment and experience, to a terminal year estimate of the unlevered, after-tax free cash flows that NRCG was forecasted to generate based on the NRCG forecasts. The cash flows and terminal values in each case were then discounted to present value as of March 31, 2019 using discount rates ranging from 9.0% to 10.0%, which were based on an estimate of NRCG's weighted average cost of capital and the mid-year cash flow discounting convention. In calculating implied enterprise values, Evercore included the present value of tax savings from NRCG's estimated usage of net operating losses. Based on this range of implied enterprise values, NRCG's estimated net debt (calculated as total debt less cash and cash equivalents) as of March 31, 2019, and the number of fully diluted shares of NRCG Common Stock, in each case as provided by NRCG's management, this analysis indicated a range of implied equity values per share of NRCG Common Stock of $12.84 to $16.91.

        EBITDA Multiple Methodology.    Using the EBITDA multiple methodology, Evercore calculated terminal values for NRCG by applying terminal multiples of 8.00x to 10.00x, which range was selected based on Evercore's professional judgment and experience, to NRCG's Adjusted EBITDA in fiscal year 2023 based on the NRCG forecasts. The cash flows and terminal values in each case were then discounted to present value as of March 31, 2019 using discount rates ranging from 9.0% to 10.0%, which were based on an estimate of NRCG's weighted average cost of capital, and the mid-year cash flow discounting convention. In calculating implied enterprise values, Evercore included the present value of tax savings from NRCG's estimated usage of net operating losses. Based on this range of implied enterprise values, NRCG's estimated net debt (calculated as total debt less cash and cash equivalents) as of March 31, 2019, and the number of fully diluted shares of NRCG Common Stock, in each case as provided by NRCG's management, this analysis indicated a range of implied equity values per share of NRCG Common Stock of $15.35 to $19.83.

US Ecology

        Evercore performed a discounted cash flow analysis of US Ecology under a perpetuity growth rate methodology and an EBITDA multiple methodology to calculate the estimated present value of the standalone, unlevered, after-tax free cash flows, defined as net operating profit after tax, plus depreciation and amortization, less changes in net working capital and capital expenditures, that US Ecology was forecasted to generate during US Ecology's second quarter to fourth quarter 2019 and during fiscal years 2020 through 2023 based on the US Ecology forecasts.

        Perpetuity Growth Rate Methodology.    Using the perpetuity growth rate methodology, Evercore calculated terminal values for US Ecology by applying perpetuity growth rates of 2.0% to 3.0%, which range was selected based on Evercore's professional judgment and experience, to a terminal year estimate of the unlevered, after-tax free cash flows that US Ecology was forecasted to generate based on the US Ecology forecasts. The cash flows and terminal values in each case were then discounted to present value as of March 31, 2019 using discount rates ranging from 8.0% to 9.0%, which were based on an estimate of US Ecology's weighted average cost of capital and the mid-year cash flow discounting convention. Based on this range of implied enterprise values, US Ecology's estimated net debt (calculated as total debt less cash and cash equivalents) as of March 31, 2019, and the number of fully diluted shares of ECOL Common Stock, in each case as provided by US Ecology's management and approved for Evercore's use by NRCG, this analysis indicated a range of implied equity values per share of ECOL Common Stock of $53.63 to $78.00.

        EBITDA Multiple Methodology.    Using the EBITDA multiple methodology, Evercore calculated terminal values for US Ecology by applying terminal multiples of 9.0x to 12.0x, which range was selected based on Evercore's professional judgment and experience, to US Ecology's estimated Adjusted EBITDA in fiscal year 2023 based on the US Ecology forecasts. The cash flows and terminal values in each case were then discounted to present value as of March 31, 2019 using discount rates ranging from 8.0% to 9.0%, which were based on an estimate of US Ecology's weighted average cost of capital and the mid-year cash flow discounting convention. Based on this range of implied enterprise values, US Ecology's estimated net debt (calculated as total debt less cash and cash equivalents) as of March 31, 2019, and the number of fully diluted shares of ECOL Common Stock, in each case as provided by US Ecology's management and approved for Evercore's use by NRCG, this analysis indicated a range of implied equity values per share of ECOL Common Stock of $70.22 to $97.17.

Implied Relative Equity Value per Share

        Evercore calculated an implied exchange ratio reference range by dividing the low end of each implied share price reference range for NRCG by the high end of each implied share price reference range for US Ecology indicated by the discounted cash flow analyses and by dividing the high end of each implied share price reference range for NRCG by the low end of each implied share price reference range for US Ecology indicated by the discounted cash flow analyses. This analysis indicated an implied exchange ratio reference range of 0.1646 to 0.3152 shares of Holdco Common Stock for each share of NRCG Common Stock when applied to the implied share price reference ranges calculated using the perpetuity growth methodology, and indicated an implied exchange ratio reference range of 0.1580 to 0.2824 shares of Holdco Common Stock for each share of NRCG Common Stock when applied to the implied share price reference ranges calculated using the EBITDA multiple methodology, in each case as compared to the NRCG Exchange Ratio of 0.1960 shares of Holdco Common Stock for each share of NRCG Common Stock.

Selected Public Company Trading Analysis

        Evercore reviewed and compared certain financial information of NRCG and US Ecology to corresponding financial multiples and ratios for the following selected publicly traded companies in the environmental services and waste industries (the "selected companies"):

  •
  Advanced Disposal Services, Inc.

  •
  Clean Harbors, Inc.

  •
  Covanta Holding Corporation

  •
  Heritage Crystal Clean Inc.

  •
  NRC Group Holdings Corp.

  •
  Republic Services, Inc.

  •
  Stericycle, Inc.

  •
  US Ecology, Inc.

  •
  Waste Connections Inc.

  •
  Waste Management, Inc.

        For each of the selected companies, Evercore calculated (i) enterprise value (defined as equity market capitalization plus total debt, plus preferred equity and minority interest, less cash and cash equivalents) as a multiple of estimated 2019 EBITDA ("2019E EBITDA") based on closing share prices as of June 21, 2019 ("Price"), (ii) Price as a multiple of estimated 2019 earnings per share ("2019E EPS") and (iii) Price as a multiple of estimated 2019 earnings per share, on a normalized tax adjusted basis of 27.0% ("2019E Tax Adjusted EPS"). Estimated financial data of the selected companies (other than NRCG and US Ecology, which were based on the Forecasts), were based on publicly available research analysts' estimates.

        This analysis indicated the following:

Benchmark	High	Low	Mean	Median
2019E Adjusted EBITDA	16.9x	7.3x	11.6x	11.2x
Price/2019E EPS	38.8x	14.2x	26.5x	26.9x
Price/2019E Tax Adjusted EPS	41.6x	15.6x	28.6x	28.0x

NRCG

        2019E Adjusted EBITDA.    Based on the multiples it derived for the selected companies and based on its professional judgment and experience, Evercore applied an enterprise value/2019E EBITDA multiple reference range of 7.50x to 11.50x to NRCG's estimated 2019E Adjusted EBITDA based on the NRCG forecasts. In calculating implied enterprise values, Evercore included the present value of tax savings from NRCG's estimated usage of net operating losses. Based on this range of implied enterprise values, and NRCG's estimated net debt (calculated as total debt less cash and cash equivalents) as of March 31, 2019 and the number of fully diluted shares of NRCG Common Stock, in each case as provided by NRCG's management, this analysis indicated a range of implied equity values per share of NRCG Common Stock of $9.78 to $17.06.

        2019E EPS.    Based on the multiples it derived for the selected companies and based on its professional judgment and experience, Evercore applied a Price/2019E EPS multiple reference range of 20.00x to 25.00x to NRCG's estimated 2019E EPS based on the NRCG forecasts. Based on this range of implied equity values and the number of fully diluted shares of NRCG Common Stock, as provided by NRCG's management, this analysis indicated a range of implied equity values per share of NRCG Common Stock of $9.91 to $11.96.

        2019E Normalized Tax Adjusted EPS.    Based on the multiples it derived for the selected companies and based on its professional judgment and experience, Evercore applied a Price/2019E Normalized Tax Adjusted EPS multiple reference range of 23.50x to 28.00x to NRCG's estimated 2019E Normalized Tax Adjusted EPS based on the NRCG forecasts. In calculating implied equity values, Evercore included the present value of tax savings from NRCG's estimated usage of net operating losses. Based on this range of implied equity values and the number of fully diluted shares of NRCG Common Stock, as provided by NRCG's management, this analysis indicated a range of implied equity values per share of NRCG Common Stock of $9.20 to $10.87.

US Ecology

        2019E Adjusted EBITDA.    Based on the multiples it derived for the selected companies and based on its professional judgment and experience, Evercore applied an enterprise value/2019E EBITDA multiple reference range of 10.0x to 12.0x to US Ecology's estimated 2019E Adjusted EBITDA based on the US Ecology forecasts. Based on this range of implied enterprise values, and US Ecology's estimated net debt (calculated as total debt less cash and cash equivalents) as of March 31, 2019 and the number of fully diluted shares of ECOL Common Stock, in each case as provided by US Ecology's management and approved for Evercore's use by NRCG, this analysis indicated a range of implied equity values per share of ECOL Common Stock of $51.89 to $64.99.

        2019E EPS.    Based on the multiples it derived for the selected companies and based on its professional judgment and experience, Evercore applied a Price/2019E EPS multiple reference range of 23.0x to 27.0x to US Ecology's estimated 2019E EPS based on the US Ecology forecasts. Based on this range of implied equity values, and the number of fully diluted shares of ECOL Common Stock, as provided by US Ecology's management and approved for Evercore's use by NRCG management, this analysis indicated a range of implied equity values per share of ECOL Common Stock of $55.83 to $65.54.

        2019E Normalized Tax Adjusted EPS.    Based on the multiples it derived for the selected companies and based on its professional judgment and experience, Evercore applied a Price/2019E Normalized Tax Adjusted EPS multiple reference range of 23.5x to 28.0x to US Ecology's estimated Normalized Tax Adjusted EPS based on the US Ecology forecasts. Based on this range of implied equity values and the number of fully diluted shares of ECOL Common Stock, as provided by US Ecology's management and approved for Evercore's use by NRCG, this analysis indicated a range of implied equity values per share of ECOL Common Stock of $57.04 to $67.97.

Implied Relative Equity Value per Share

        Evercore calculated an implied exchange ratio reference range by dividing the low end of each implied share price reference range for NRCG by the high end of each implied share price reference range for US Ecology indicated by the trading multiples analyses and by dividing the high end of each implied share price reference range for NRCG by the low end of each implied share price reference range for US Ecology indicated by the trading multiples analyses. This analysis indicated (i) an implied exchange ratio reference range of 0.1505 to 0.3288 shares of Holdco Common Stock for each share of NRCG Common Stock when applied to the implied share price reference ranges calculated using the enterprise value/2019E EBITDA multiple, (ii) an implied exchange ratio reference range of 0.1513 to 0.2142 shares of Holdco Common Stock for each share of NRCG Common Stock when applied to the implied share price reference ranges calculated using the Price/2019E EPS multiple, and (iii) an implied exchange ratio reference range of 0.1353 to 0.1905 shares of Holdco Common Stock for each share of NRCG Common Stock when applied to the implied share price reference ranges calculated using the

Price/2019E Tax Adjusted EPS multiple, in each case as compared to the NRCG Exchange Ratio of 0.1960 shares of Holdco Common Stock for each share of NRCG Common Stock.

        Although none of the selected companies is directly comparable to NRCG, Evercore selected these companies because they are publicly traded in the environmental services and/or waste companies that Evercore, in its professional judgment and experience, considered generally relevant to NRCG for purposes of its financial analyses. In evaluating the selected companies, Evercore made judgments and assumptions with regard to general business, economic and market conditions affecting the selected companies and other matters, as well as differences in the selected companies' financial, business and operating characteristics. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments regarding many factors that could affect the relative values of the selected companies and the multiples derived from the selected companies. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using the data of the selected companies.

Selected Transactions Analysis

        Evercore reviewed financial information related to the following selected transactions involving publicly traded target companies in the environmental and facilities services and sanitation services industries announced since 2010 (the "selected transactions"). The selected transactions reviewed by Evercore, and the month and year each was announced, were as follows for the environmental and facilities services industry:

Month and Year Announced	Acquirer	Target
May 2019	Harsco Corporation	Clean Earth
September 2018	Univar Inc.	Nexeo Solutions Inc.
June 2018	Hennessy Capital Acq Corp III	NRC Group Holdings LLC
March 2017	New Mountain Partners IV LP	TRC Cos Inc.
November 2013	AEA Investors LP	Siemens Water Tech Corp
August 2013	NGL Energy Partners LP	Oilfield Water Lines LP
October 2012	Clean Harbors	Safety-Kleen, Inc.
March 2012	Heckmann Corporation	Thermo Fluids, Inc.
September 2010	US Ecology, Inc.	Seaway TLC Inc.

        The selected transactions reviewed by Evercore, and the month and year each was announced, were as follows for the sanitation services industry:

Month and Year Announced	Acquirer	Target
April 2019	Waste Management Inc.	Advanced Disposal Services Inc.
December 2018	Waste Connections Inc.	American Disposal Services LLC
October 2018	GFL Waste & Recycling Solutions Corp	Waste Industries USA LLC
January 2016	Waste Connections Inc.	Progressive Waste Solutions
October 2014	Waste Management Inc.	Deffenbaugh Disposal Inc.
February 2014	JPX Global Inc.	Scorpex Inc. (Certain Assets)
April 2013	EQT Infrastructure II GP BV	Synagro Technologies Inc.
January 2013	Energy Capital Partners II LLC	EnergySolutions Inc.
July 2012	Advanced Disposal Services Inc.	Veolia ES Solid Waste Inc
December 2011	Macquarie Infrastructure Partners	WCA Waste Corp
July 2011	Waste Management Inc.	Oakleaf Global Holdings Inc
April 2011	Waste Connections Inc.	Hudson Valley Waste Hldg Inc.
January 2011	CE Holdings II LLC	Fairfield County Recycling Inc
September 2010	Stericycle Inc.	Healthcare Waste Solutions Inc

        For each selected transaction, Evercore calculated the implied enterprise value (defined as the target company's implied equity value based on the consideration paid in the applicable transaction plus total debt, plus preferred equity and minority interest, less cash and cash equivalents) as a multiple of last twelve-month EBITDA for the target company at the time of the announcement of the applicable transaction ("LTM EBITDA"). Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction.

        This analysis indicated the following:

Benchmark	High	Low	Mean	Median
LTM EBITDA—Environmental and Facilities Services	19.7x	6.6x	11.3x	10.2x
LTM EBITDA—Sanitation Services	11.5x	7.1x	9.0x	8.8x

        Based on the multiples it derived from the selected transactions and based on its professional judgment and experience, Evercore selected a reference range of enterprise value to LTM EBITDA multiples of 8.0x to 12.0x and applied this range of multiples to NRCG's LTM EBITDA as of March 31, 2019 based on the financial results for NRCG provided by NRCG's management. Based on this range of implied enterprise values, NRCG's estimated net debt (calculated as total debt less cash and cash equivalents) as of March 31, 2019, and the number of fully diluted shares of NRCG Common Stock, in each case as provided by NRCG's management, this analysis indicated a range of implied equity values per share of NRCG Common Stock of $7.48 to $14.60.

Implied Relative Equity Value per Share

        Evercore calculated an implied exchange ratio reference range by dividing each of the low end and the high end of the implied share price reference range for NRCG indicated by the selected transactions analysis by $62.74, which reflects the closing share price of ECOL Common Stock as of June 21, 2019. This analysis indicated an implied exchange ratio reference range of 0.1193 to 0.2327 shares of Holdco Common Stock for each share of NRCG Common Stock, as compared to the NRCG Exchange Ratio of 0.1960 shares of Holdco Common Stock for each share of NRCG Common Stock.

        Although none of the target companies or businesses reviewed in the selected transactions analysis is directly comparable to NRCG and none of the selected transactions is directly comparable to the Mergers, Evercore selected these transactions because they involve companies or businesses that Evercore, in its professional judgment and experience, considered generally relevant to NRCG for purposes of its financial analyses. In evaluating the selected transactions, Evercore made judgments and assumptions with regard to general business, economic and market conditions and other factors existing at the time of the selected transactions, and other matters, as well as differences in financial, business and operating characteristics and other factors relevant to the target companies or businesses in the selected transactions. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments regarding many factors that could affect the relative values of the target companies or businesses in the selected transactions and the multiples derived from the selected transactions. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using the data of the selected transactions.

Other Factors

        Evercore also noted certain other factors, which were not considered material to its financial analyses with respect to its opinion, but were referenced for informational purposes only, including, among other things, the following:

  Premiums Paid Analysis

        Using publicly available information, Evercore reviewed 64 all-stock transactions and announced bids for control of U.S. public targets with an aggregate transaction value between $500 million and $1.5 billion announced since January 1, 2010. Using publicly available information, Evercore calculated the premiums paid as the percentage by which the per share consideration paid or proposed to be paid in each such transaction exceeded the closing market prices per share of the target companies one day, one week and one month prior to announcement of each transaction.

        This analysis indicated the following:

	1 Day Prior	1 Week Prior	1 Month Prior
25th Percentile	0%	2.1%	3.3%
Median	19.1%	15.3%	21.5%
Mean	23.1%	20.1%	25.6%
75th Percentile	32.2%	30.6%	31.4%

        In addition, using publicly available information, Evercore reviewed 20 all-stock transactions and announced bids for control of U.S. public targets with an aggregate transaction value between $850 million and $1.2 billion announced since January 1, 2010. Using publicly available information, Evercore calculated the premiums paid as the percentage by which the per share consideration paid or proposed to be paid in each such transaction exceeded the closing market prices per share of the target companies one day, one week and one month prior to announcement of each transaction.

        This analysis indicated the following:

	1 Day Prior	1 Week Prior	1 Month Prior
25th Percentile	10.9%	12.1%	14.5%
Median	24.1%	23.3%	24.7%
Mean	40.3%	33.9%	46.6%
75th Percentile	34.1%	36.7%	44.9%

        Based on the results of this analysis and its professional judgment and experience, Evercore applied a premium range of 20.0% to 40.0% to the closing price per share of NRCG Common Stock of $8.83 as of June 21, 2019. This analysis indicated a range of implied equity values per share of NRCG Common Stock of $10.60 to $12.36.

Implied Relative Equity Value per Share

        Evercore calculated an implied exchange ratio reference range by dividing each of the low end and the high end of the implied share price reference range for NRCG indicated by the premiums paid analysis by $62.74, which reflects the closing share price of ECOL Common Stock as of June 21, 2019. This analysis indicated an implied exchange ratio reference range of 0.1689 to 0.1970 shares of Holdco Common Stock for each share of NRCG Common Stock, as compared to the NRCG Exchange Ratio of 0.1960 shares of Holdco Common Stock for each share of NRCG Common Stock.

Equity Research Analyst Price Targets

NRCG

        Evercore reviewed selected public market trading price targets for the shares of NRCG Common Stock prepared and published by equity research analysts that were publicly available as of June 21, 2019, the last full trading day prior to the delivery by Evercore of its opinion to the NRCG Board. These price targets reflect analysts' estimates of the future public market trading price of the shares of NRCG Common Stock at the time the price target was published. As of June 21, 2019, the range of selected equity research analyst price targets per share of NRCG Common Stock was $12.00 to $15.00. Public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the shares of NRCG Common Stock and these target prices and the analysts' earnings estimates on which they were based are subject to risk and uncertainties, including factors affecting the financial performance of NRCG and future general industry and market conditions.

US Ecology

        Evercore reviewed selected public market trading price targets for the shares of ECOL Common Stock prepared and published by equity research analysts that were publicly available as of June 21, 2019, the last full trading day prior to the delivery by Evercore of its opinion to the NRCG Board. These price targets reflect analysts' estimates of the future public market trading price of the shares of ECOL Common Stock at the time the price target was published. As of June 21, 2019, the range of selected equity research analyst price targets per share of ECOL Common Stock was $59.00 to $72.00. Public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the shares of ECOL Common Stock and these target prices and the analysts' earnings estimates on which they were based are subject to risk and uncertainties, including factors affecting the financial performance of US Ecology and future general industry and market conditions.

Implied Relative Equity Value per Share

        Evercore calculated an implied exchange ratio reference range by dividing the low end of the implied share price reference range for NRCG by the high end of the implied share price reference range for US Ecology indicated by the analyst price targets analysis and by dividing the high end of the implied share price reference range for NRCG by the low end of the implied share price reference range for US Ecology indicated by the analyst price targets analysis. This analysis indicated an implied exchange ratio reference range of 0.1667 to 0.2542 shares of Holdco Common Stock for each share of NRCG Common Stock, as compared to the NRCG Exchange Ratio of 0.1960 shares of Holdco Common Stock for each share of NRCG Common Stock.

Last 52-Week Trading Range

NRCG

        Evercore reviewed historical trading prices of shares of NRCG Common Stock during the twelve month period ended June 21, 2019, noting that the low and high closing prices during such period ranged from $6.65 to $10.26 per share of NRCG Common Stock, respectively.

US Ecology

        Evercore reviewed historical trading prices of shares of ECOL Common Stock during the twelve month period ended June 21, 2019, noting that the low and high closing prices during such period ranged from $54.63 to $76.55 per share of ECOL Common Stock, respectively.

Implied Relative Equity Value per Share

        Evercore calculated an implied exchange ratio reference range by dividing the low end of the implied share price reference range for NRCG by the high end of the implied share price reference range for US Ecology indicated by the 52-week trading range analysis and by dividing the high end of the implied share price reference range for NRCG by the low end of each implied share price reference range for US Ecology indicated by the 52-week trading range analysis. This analysis indicated an implied exchange ratio reference range of 0.0869 to 0.1878 shares of Holdco Common Stock for each share of NRCG Common Stock, as compared to the NRCG Exchange Ratio of 0.1960 shares of Holdco Common Stock for each share of NRCG Common Stock.

Historical Share Price Ratio

        Evercore reviewed the historical share price ratio of shares of NRCG Common Stock to shares of ECOL Common Stock since October 17, 2018, by dividing the closing price for shares of NRCG Common Stock by the closing price for shares of ECOL Common Stock as of the end of each trading day during this period. This indicated a three-year ratio reference range of 0.0969 to 0.1717 shares of Holdco Common Stock for each share of NRCG Common Stock, as compared to the NRCG Exchange Ratio of 0.1960 shares of Holdco Common Stock for each share of NRCG Common Stock.

Miscellaneous

        The foregoing summary of Evercore's financial analyses does not purport to be a complete description of the analyses or data presented by Evercore to the NRCG Board. In connection with the review of the Mergers by the NRCG Board, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore's opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Evercore made its determination as to fairness on the basis of its professional judgment and experience after considering the results of all the analyses. In addition, Evercore may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of Evercore with respect to the actual value of the shares of NRCG Common Stock. Rounding may result in total sums set forth in this section not equaling the total of the figures shown.

        Evercore prepared these analyses for the purpose of providing an opinion to the NRCG Board as to the fairness, from a financial point of view, of the NRCG Exchange Ratio of 0.1960 shares of Holdco Common Stock for each share of NRCG Common Stock to be received by holders of shares of NRCG Common Stock in the NRCG Merger. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Evercore's analyses are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results are materially different from those forecasted in such estimates.

        Evercore's financial advisory services and its opinion were provided for the information and benefit of the NRCG Board (in its capacity as such) in connection with its evaluation of the proposed Mergers. The issuance of Evercore's opinion was approved by an Opinion Committee of Evercore.

        Evercore did not recommend any specific amount of consideration to the NRCG Board or NRCG's management or that any specific amount of consideration constituted the only appropriate consideration in the NRCG Merger for the holders of NRCG Common Stock.

        Pursuant to the terms of Evercore's engagement letter with NRCG, NRCG has agreed to pay Evercore a fee for its services in the amount of approximately $3 million, of which $1 million was paid upon delivery of Evercore's opinion, and the balance of which will be payable contingent upon the consummation of the Mergers. NRCG has also agreed to reimburse Evercore for its expenses and to indemnify Evercore against certain liabilities arising out of its engagement.

        During the two-year period prior to the date of its opinion, Evercore and its affiliates have not been engaged to provide financial advisory or other services to NRCG, and Evercore has not received any compensation from NRCG during such period. In addition, during the two-year period prior to the date of its opinion, Evercore and its affiliates have not been engaged to provide financial advisory or other services to US Ecology, and Evercore has not received any compensation from US Ecology during such period. Evercore may provide financial advisory or other services to NRCG, US Ecology and Holdco in the future, and in connection with any such services Evercore may receive compensation.

        Evercore and its affiliates engage in a wide range of activities for its and their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, equity sales, trading and research, private equity, placement agent, asset management and related activities. In connection with these businesses or otherwise, Evercore and its affiliates and/or its or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products or other financial instruments of or relating to NRCG or its affiliates, US Ecology, Holdco, potential parties to the Mergers and/or any of their respective affiliates or persons that are competitors, customers or suppliers of NRCG, US Ecology or Holdco.

        NRCG engaged Evercore to act as a financial advisor based on Evercore's qualifications, experience and reputation. Evercore is an internationally recognized investment banking firm and regularly provides fairness opinions to its clients in connection with mergers and acquisitions, leveraged buyouts and valuations for corporate and other purposes.

Certain Financial Forecasts Prepared by US Ecology Management

        US Ecology does not, as a matter of course, publicly disclose forecasts or projections as to future performance, earnings or other results, other than previously disclosed guidance for fiscal year 2019, given the inherent difficulty of predicting financial performance for future periods and the possibility that the underlying assumptions and estimates may prove not to be appropriate. However, in the course of evaluating the Mergers and negotiating the Merger Agreement, US Ecology management shared with NRCG and made available to the US Ecology Board certain unaudited financial projections and estimates of future financial and operating performance for US Ecology for fiscal years 2019 through 2023 (1) assuming organic growth but excluding growth from potential mergers and acquisitions activities (the "US Ecology Organic Growth Projections") and (2) assuming organic growth and potential growth from potential mergers and acquisitions activities, not including the Mergers (the "US Ecology Projections Including Inorganic Growth" and, together with the US Ecology Organic Growth Projections, the "US Ecology Unaudited Financial Projections"). The US Ecology Unaudited

Financial Projections were prepared in May 2019 in connection with US Ecology's evaluation of a potential strategic transaction with NRCG.

        In addition, US Ecology management used the portion of the NRCG Unaudited Financial Projections (as defined below) shared with US Ecology by NRCG's management to prepare certain unaudited financial projections and estimates of future financial and operating performance of NRCG for fiscal years 2019 through 2023 (the "US Ecology-Prepared NRCG Unaudited Financial Projections"). The US Ecology-Prepared NRCG Unaudited Financial Projections were prepared in May and June 2019 in connection with the US Ecology's evaluation of a potential strategic transaction with NRCG.

        The US Ecology Unaudited Financial Projections and the US Ecology-Prepared NRCG Unaudited Financial Projections were reviewed by the US Ecology Board in connection with its review and evaluation of the Mergers, and also were provided to BofA Merrill Lynch, which was instructed by US Ecology to use and rely upon the US Ecology Organic Growth Projections and the US Ecology-Prepared NRCG Unaudited Financial Projections for purposes of its financial analyses and opinion to the US Ecology Board, as described in the section entitled "The Mergers—Opinion of US Ecology's Financial Advisor." The US Ecology Unaudited Financial Projections also were provided to NRCG in connection with its evaluation of the Mergers, and also were provided to NRCG's financial advisor, Evercore, in connection with the proposed Mergers.

        The US Ecology Unaudited Financial Projections and the US Ecology-Prepared NRCG Unaudited Financial Projections were prepared by US Ecology management on a standalone basis without giving effect to the transactions contemplated by the Merger Agreement, and therefore the US Ecology Unaudited Financial Projections and the US Ecology-Prepared NRCG Unaudited Financial Projections do not give effect to the Mergers and the other transactions contemplated by the Merger Agreement or any changes to US Ecology's or NRCG's, as applicable, operations or strategy that may be implemented after the consummation of the Mergers, including any costs incurred in connection with the Mergers and the other transactions contemplated by the Merger Agreement. Furthermore, the US Ecology Unaudited Financial Projections and the US Ecology-Prepared NRCG Unaudited Financial Projections do not take into account the effect of a failure of the transactions contemplated by the Merger Agreement to be completed and should not be viewed in that context.

        Neither the US Ecology Unaudited Financial Projections nor the US Ecology-Prepared NRCG Unaudited Financial Projections summarized below were prepared for purposes of public disclosure, nor were they prepared on a basis designed to comply with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of "prospective financial information," or GAAP. US Ecology's independent auditor, which is listed as an expert below in the section entitled "Experts," did not compile, examine, or perform any procedures with respect to the US Ecology Unaudited Financial Projections or the US Ecology-Prepared NRCG Unaudited Financial Projections, and has not expressed any opinion or any other form of assurance on such information or its achievability, and assumes no responsibility for, and disclaims any association with, such projections. The independent auditor's reports included or incorporated by reference in this joint proxy statement/prospectus relate to historical financial statements. They do not extend to any prospective financial information and should not be seen to do so.

        Although presented with numerical specificity, the US Ecology Unaudited Financial Projections and the US Ecology-Prepared NRCG Unaudited Financial Projections were prepared in the context of numerous variables, estimates, and assumptions that are inherently uncertain and may be beyond the control of US Ecology, and which may prove not to have been, or to no longer be, appropriate. Although considered reasonable by US Ecology's management as of the date of their preparation, the US Ecology Unaudited Financial Projections and the US Ecology-Prepared NRCG Unaudited Financial Projections are subject to many risks and uncertainties. Important factors that may affect actual results and cause actual results to differ materially from these projections include, but are not limited to, risks and uncertainties relating to US Ecology's or NRCG's, as applicable, business (including such company's ability to achieve strategic goals, objectives, and targets over the applicable periods), industry performance, the regulatory environment, general business and economic conditions, market and financial conditions, and various risks set forth in US Ecology's reports filed with the SEC with respect to the US Ecology Unaudited Financial Projections and in NRCG's reports filed with the SEC with respect to the US Ecology-Prepared NRCG Unaudited Financial Projections, and other factors described or referenced under the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" of this joint proxy statement/prospectus.

        The US Ecology Unaudited Financial Projections and the NRCG-Prepared US Ecology Unaudited Financial Projections (as defined below) also reflect assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for US Ecology's or NRCG's business, as applicable, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the US Ecology Unaudited Financial Projections or the US Ecology-Prepared NRCG Unaudited Financial Projections were prepared. Further, the US Ecology Unaudited Financial Projections and the US Ecology-Prepared NRCG Unaudited Financial Projections do not take into account any circumstances, transactions, or events occurring after the date they were prepared. Accordingly, actual results will likely differ, and may differ materially, from those contained in the US Ecology Unaudited Financial Projections and the US Ecology-Prepared NRCG Unaudited Financial Projections. There can be no assurance that these financial projections will be realized or that future financial results of US Ecology (or, following consummation of the Mergers, the combined company) or NRCG, as applicable, will not materially vary from these financial projections.

        No one has made or makes any representation to any stockholder regarding the validity, accuracy, or completeness of the information included in the US Ecology Unaudited Financial Projections or the US Ecology-Prepared NRCG Unaudited Financial Projections set forth below. Readers are cautioned not to place undue reliance on the US Ecology Unaudited Financial Projections or the US Ecology-Prepared NRCG Unaudited Financial Projections.

        The US Ecology Unaudited Financial Projections and the US Ecology-Prepared NRCG Unaudited Financial Projections include certain non-GAAP financial measures, including Adjusted EBITDA and Unlevered Free Cash Flow. Non-GAAP financial measures should not be considered in isolation from, or a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by US Ecology management in preparing the US Ecology Unaudited Financial Projections and the US Ecology-Prepared NRCG Unaudited Financial Projections may not be comparable to similarly titled amounts used by other companies.

        The US Ecology Organic Growth Projections are summarized in the following tables:

	2019E - 2023E Annual Forecast
Fiscal Year Ending December 31,	2019E	2020E	2021E	2022E	2023E
Revenue	$609	$663	$713	$767	$825
Adjusted EBITDA(1)	$144	$150	$163	$179	$199
Net Income	$56	$52	$59	$70	$84

Note: Dollars in millions.

(1)
For this purpose, Adjusted EBITDA is defined as earnings before interest expense, interest income, income tax expenses/benefit, depreciation, amortization, stock-based compensation, accretion and non-cash adjustments of closing and post-closing liabilities, foreign currency gain/loss, property insurance recoveries, non-cash impairment charges related to goodwill and intangible assets, non-cash property and equity impairment charges and other income/expense, which are not considered part of usual business operations.

	2019 2H - 2023E Annual Forecast
Fiscal Year Ending December 31,	2019 2H	2020E	2021E	2022E	2023E
Unlevered Free Cash Flow(2)	$14	$71	$50	$82	$94

Note: Dollars in millions.

(2)
Fiscal year 2019 2H Unlevered Free Cash Flow represents unlevered free cash flows for the six months ended December 31, 2019. For this purpose, Unlevered Free Cash Flow is defined as Adjusted EBITDA less stock-based compensation expense, cash tax expense, closing / post-closing payments, change in net working capital and capital expenditures.

        The US Ecology Projections Including Inorganic Growth are summarized in the following tables:

	2019E - 2023E Annual Forecast
Fiscal Year Ending December 31,	2019E	2020E	2021E	2022E	2023E
Revenue	$634	$733	$806	$925	$1,013
Adjusted EBITDA(1)	$146	$171	$190	$226	$253
Net Income	$54	$54	$58	$72	$85

Note: Dollars in millions.

(1)
For this purpose, Adjusted EBITDA is defined as earnings before interest expense, interest income, income tax expenses/benefit, depreciation, amortization, stock-based compensation, accretion and non-cash adjustments of closing and post-closing liabilities, foreign currency gain/loss, property insurance recoveries, non-cash impairment charges related to goodwill and intangible assets, non-cash property and equity impairment charges and other income/expense, which are not considered part of usual business operations.

        The US Ecology-Prepared NRCG Unaudited Financial Projections are summarized in the following tables:

	2019E - 2023E Annual Forecast (amounts in millions)
Fiscal Year Ending December 31,	2019E	2020E	2021E	2022E	2023E
Revenue	$449	$478	$499	$526	$546
Adjusted EBITDA(1)	$108	$120	$129	$140	$146

Note: Dollars in millions.

(1)
For this purpose, Adjusted EBITDA is defined as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, net, (iii) provision for income taxes, net (net income (loss) plus clauses (i) through (iii) referred to collectively as "EBITDA"), (iv) foreign currency translation gain or loss and (v) gain or loss on equipment sales or retirements, adjusted to include certain add-backs permitted by NRCG's senior credit facility dated June 11, 2018 (as amended, the "NRCG Credit Facility"), including (a) management fees, (b) impairment expense of goodwill and intangible assets, (c) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments, facility closure costs and financing fees and expenses), (d) the impact of pre-acquisition revenues, earnings and EBITDA of certain recent acquisitions and certain management estimates relating thereto calculated as if consummated on January 1, 2019, (e) normalization adjustments to reflect a run-rate level of EBITDA within NRC Group's historical financial statements, (f) non-recurring costs and other non-operating expenses and income, (g) the impact of certain completed cost savings initiatives at various domestic regions, (h) the impact of a reduction in force adjustment, (i) costs relating to the shutdown of certain international operations and (j) certain out-of-period timing adjustments and reclassification of capitalized leases not applicable under the NRCG Credit Facility. "Adjusted EBITDA" is substantially the same as the metric referred to as "Consolidated Adjusted EBITDA" (as defined in the NRCG Credit Facility), which is a key component in the determination of NRCG's leverage ratios (including its ability to service debt and incur capital expenditures).

	2019 2H - 2023E Annual Forecast (amounts in millions)
Fiscal Year Ending December 31,	2019 2H	2020E	2021E	2022E	2023E
Unlevered Free Cash Flow(2)	$18	$64	$64	$86	$81

Note: Dollars in millions.

(2)
Fiscal year 2019 2H Unlevered Free Cash Flow represents unlevered free cash flows for the six months ended December 31, 2019. For this purpose, Unlevered Free Cash Flow is defined as Adjusted EBITDA (as defined in footnote (1) under the table titled "US Ecology-Prepared NRCG Unaudited Financial Projections" above) less stock-based compensation expense, cash tax expense, closing / post-closing payments, change in net working capital and capital expenditures.

Certain Financial Forecasts Prepared by NRCG Management

        NRCG does not, as a matter of course, publicly disclose forecasts or projections as to future performance, earnings or other results, other than previously disclosed guidance for fiscal year 2019, given the inherent difficulty of predicting financial performance for future periods and the possibility that the underlying assumptions and estimates may prove not to be appropriate. However, in the course of evaluating the Mergers and negotiating the Merger Agreement, NRCG management made available to the NRCG Board certain unaudited financial projections and estimates of future financial and operating performance for NRCG for fiscal years 2019 through 2023 (the "NRCG Unaudited Financial Projections"). The NRCG Unaudited Financial Projections were initially prepared in February 2019 in connection with certain financing-related activities.

        In addition, NRCG management used the US Ecology Projections Including Inorganic Growth shared with NRCG by US Ecology's management to prepare certain unaudited financial projections and estimates of future financial and operating performance of US Ecology for the last three quarters of fiscal year 2019 through fiscal year 2023 (the "NRCG-Prepared US Ecology Unaudited Financial Projections"). The NRCG-Prepared US Ecology Unaudited Financial Projections were prepared in May 2019 in connection with NRCG's evaluation of a potential strategic transaction with US Ecology.

        The NRCG Unaudited Financial Projections and the NRCG-Prepared US Ecology Unaudited Financial Projections were reviewed by the NRCG Board in connection with its review and evaluation of the Mergers, and also were provided to Evercore, which relied upon the NRCG Unaudited Financial Projections, the NRCG-Prepared US Ecology Unaudited Financial Projections and the US Ecology Projections Including Inorganic Growth for purposes of its financial analyses and opinion to the NRCG Board, as described in the section entitled "The Mergers—Opinion of NRCG's Financial Advisor." The NRCG Unaudited Financial Projections for the fiscal years 2019 through 2022 were also provided to US Ecology in connection with its evaluation of the Mergers, and also were provided to US Ecology's financial advisor, BofA Merrill Lynch, in connection with the proposed Mergers.

        The NRCG Unaudited Financial Projections and the NRCG-Prepared US Ecology Unaudited Financial Projections were prepared by NRCG management on a standalone basis without giving effect to the transactions contemplated by the Merger Agreement, and therefore the NRCG Unaudited Financial Projections and the NRCG-Prepared US Ecology Unaudited Financial Projections do not give effect to the Mergers and the other transactions contemplated by the Merger Agreement or any changes to NRCG's or US Ecology's, as applicable, operations or strategy that may be implemented after the consummation of the Mergers, including any costs incurred in connection with the Mergers and the other transactions contemplated by the Merger Agreement. Furthermore, the NRCG Unaudited Financial Projections do not take into account the effect of a failure of the transactions contemplated by the Merger Agreement to be completed and should not be viewed in that context.

        Neither the NRCG Unaudited Financial Projections nor the NRCG-Prepared US Ecology Unaudited Financial Projections summarized below were prepared for purposes of public disclosure, nor were they prepared on a basis designed to comply with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of "prospective financial information," or GAAP. NRCG's independent auditors, which are listed as experts below in the section entitled "Experts," did not audit, review, examine, compile, or apply agreed-upon procedures with respect to the NRCG Unaudited Financial Projections or the NRCG-Prepared US Ecology Unaudited Financial Projections, and have not expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with such projections. The independent auditor reports of NRCG and its subsidiaries (each as listed as an expert below in the section "Experts") included or incorporated by reference in this joint proxy statement/prospectus relate to historical financial statements. They do not extend to any prospective financial information and should not be seen to do so.

        Although presented with numerical specificity, the NRCG Unaudited Financial Projections and the NRCG-Prepared US Ecology Unaudited Financial Projections were prepared in the context of numerous variables, estimates, and assumptions that are inherently uncertain and may be beyond the control of NRCG, and which may prove not to have been, or to no longer be, appropriate. Although considered reasonable by NRCG's management as of the date of their preparation, the NRCG Unaudited Financial Projections are subject to many risks and uncertainties. Important factors that may affect actual results and cause actual results to differ materially from these projections include, but are not limited to, risks and uncertainties relating to NRCG's business (including its ability to achieve strategic goals, objectives, and targets over the applicable periods), industry performance, the regulatory environment, general business and economic conditions, market and financial conditions, and various risks set forth in NRCG's reports filed with the SEC with respect to NRCG and US Ecology's reports filed with the SEC with respect to the NRCG-Prepared US Ecology Unaudited Financial Projections, and other factors described or referenced in the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" of this joint proxy statement/prospectus.

        The NRCG Unaudited Financial Projections and the NRCG-Prepared US Ecology Unaudited Financial Projections also reflect assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for NRCG's or US Ecology's business, as applicable, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the NRCG Unaudited Financial Projections or the NRCG-Prepared US Ecology Unaudited Financial Projections were prepared. Further, the NRCG Unaudited Financial Projections and the NRCG-Prepared US Ecology Unaudited Financial Projections do not take into account any circumstances, transactions, or events occurring after the date they were prepared. Accordingly, actual results will likely differ, and may differ materially, from those contained in the NRCG Unaudited Financial Projections and the NRCG-Prepared US Ecology Unaudited Financial Projections. There can be no assurance that these financial projections will be realized or that future financial results of

NRCG or US Ecology (or, following consummation of the Mergers, the combined company), as applicable, will not materially vary from these financial projections.

        No one has made or makes any representation to any stockholder regarding the validity, accuracy, or completeness of the information included in the NRCG Unaudited Financial Projections or the NRCG-Prepared US Ecology Unaudited Financial Projections set forth below. Readers are cautioned not to place undue reliance on the NRCG Unaudited Financial Projections or the NRCG-Prepared US Ecology Unaudited Financial Projections.

        The NRCG Unaudited Financial Projections and the NRCG-Prepared US Ecology Unaudited Financial Projections include certain non-GAAP financial measures, including Adjusted EBITDA and Unlevered Free Cash Flow. Non-GAAP financial measures should not be considered in isolation from, or a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by NRCG management in preparing the NRCG Unaudited Financial Projections and the NRCG-Prepared US Ecology Unaudited Financial Projections may not be comparable to similarly titled amounts used by other companies.

        The NRCG Unaudited Financial Projections are summarized in the following tables:

	2019E - 2023E Annual Forecast
Fiscal Year Ending December 31,	2019E	2020E	2021E	2022E	2023E
Revenue	$431	$482	$509	$532	$551
Adjusted EBITDA(1)	$110	$138	$151	$161	$168
Net Income	$19	$35	$44	$50	$55

Note: Dollars in millions.

(1)
For this purpose, Adjusted EBITDA is defined as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, net, (iii) provision for income taxes, net (net income (loss) plus clauses (i) through (iii) referred to collectively as "EBITDA"), (iv) foreign currency translation gain or loss and (v) gain or loss on equipment sales or retirements, adjusted to include certain add-backs permitted by the NRCG Credit Facility, including (a) management fees, (b) impairment expense of goodwill and intangible assets, (c) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments, facility closure costs and financing fees and expenses), (d) the impact of pre-acquisition revenues, earnings and EBITDA of certain recent acquisitions and certain management estimates relating thereto calculated as if consummated on January 1, 2019, (e) normalization adjustments to reflect a run-rate level of EBITDA within NRC Group's historical financial statements, (f) non-recurring costs and other non-operating expenses and income, (g) the impact of certain completed cost savings initiatives at various domestic regions, (h) the impact of a reduction in force adjustment, (i) costs relating to the shutdown of certain international operations and (j) certain out-of-period timing adjustments and reclassification of capitalized leases not applicable under the NRCG Credit Facility. "Adjusted EBITDA" is substantially the same as the metric referred to as "Consolidated Adjusted EBITDA" (as defined in the NRCG Credit Facility), which is a key component in the determination of NRCG's leverage ratios (including its ability to service debt and incur capital expenditures).

	2019 Q2-Q4 - 2023E Annual Forecast
Fiscal Year Ending December 31,	2019 Q2-Q4	2020E	2021E	2022E	2023E
Unlevered Free Cash Flow(2)	$18	$80	$78	$102	$101

Note: Dollars in millions.

(2)
For this purpose, Unlevered Free Cash Flow is defined as Adjusted EBITDA (as defined in footnote (1) under the table titled "NRCG Unaudited Financial Projections" above) less cash taxes, change in net working capital and maintenance and growth capital expenditures.

        The NRCG-Prepared US Ecology Unaudited Financial Projections are summarized in the following table:

	2019 Q2-Q4 - 2023E Annual Forecast
Fiscal Year Ending December 31,	2019 Q2-Q4	2020E	2021E	2022E	2023E
Unlevered Free Cash Flow(1)	$41	$69	$86	$120	$147

Note: Dollars in millions.

(1)
For this purpose, Unlevered Free Cash Flow is defined as Adjusted EBITDA (as defined in footnote (1) under the table titled "US Ecology Unaudited Financial Projections" above) less cash taxes, change in net working capital and maintenance and growth capital expenditures.

Indebtedness Following the Mergers

        US Ecology is currently party to the Credit Agreement, dated as of April 18, 2017, by and among US Ecology, the lenders party thereto from time to time, Wells Fargo Bank, National Association, a national banking association, as administrative agent for the lenders, as swingline lender and as an issuing lender, and Bank of America, N.A., as an issuing lender (the "Existing Credit Agreement"). The Existing Credit Agreement provides for a $500 million revolving credit facility. US Ecology entered into the First Amendment, dated as of August 6, 2019, to amend the Existing Credit Facility to, among other things, permit a $400 million incremental term loan, and the First Amendment shall become effective upon the consummation of the Mergers. US Ecology is pursuing a Lender Joinder Agreement and Second Amendment which intends to amend the Credit Agreement to expand the capacity for incremental term loans by an additional $50 million and to incur a $450 million incremental term loan, which incremental term loan shall, together with borrowings under US Ecology's existing revolving credit facility, be used to refinance existing indebtedness of NRCG, to pay the fees and expenses incurred in connection with the Mergers and the transactions in connection therewith and to pay down a portion of the outstanding amount of the existing revolving credit facility.

Interests of US Ecology Directors and Executive Officers in the Mergers

        In considering the recommendation of the US Ecology Board with respect to the proposal to adopt the Merger Agreement, US Ecology stockholders should be aware that executive officers and directors of US Ecology may have certain interests in the Mergers that may be different from, or in addition to, the interests of US Ecology stockholders generally. In particular, the Holdco Board after the Mergers is expected to be identical of the US Ecology Board immediately prior to the Mergers. It is currently expected that the compensation to be paid to outside directors of Holdco will be identical to the compensation paid to US Ecology directors immediately prior to the Effective Time. In addition, the named executed officers of Holdco after the Mergers are expected to be the named executed officers of US Ecology immediately prior to the Mergers. It is currently expected that the compensation to be paid to the named executive officers of Holdco will be identical to the compensation paid to US Ecology named executive officers immediately prior to the Effective Time. See the section entitled "—Holdco Board, Management and Certain Governance Matters Following the Mergers." The US Ecology Board was aware of these potentially differing interests and considered them, among other matters, in reaching its decision to adopt the Merger Agreement and approve the Mergers and to recommend that US Ecology common stockholders vote in favor of the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal and the Holdco Charter Amendment Proposal.

Interests of NRCG Directors and Executive Officers in the Mergers

        In considering the recommendation of the NRCG Board with respect to the proposal to adopt the Merger Agreement, NRCG common stockholders should be aware that NRCG's executive officers and directors may have interests in the Mergers that may be different from, or in addition to, the interests of NRCG common stockholders generally, including (1) the acceleration of vesting of NRCG's stock options, (2) the assumption of NRCG RSUs by Holdco, (3) potential severance payments and the vesting of equity awards in connection with a qualifying termination of employment and (4) ongoing indemnification and insurance obligations by Holdco, each as further summarized in the subsections below. The NRCG Board was aware of these potentially differing interests summarized below and considered them, among other matters, in reaching its decision to adopt the Merger Agreement and approve the Mergers and to recommend that NRCG common stockholders vote in favor of adopting the Merger Agreement.

        Set forth below are the descriptions of the interests of the NRCG directors and executive officers in the Mergers.

Consideration for NRCG Common Stock at the Effective Time of the Mergers

        At the Effective Time of the Mergers, the outstanding capital stock beneficially owned by the executive officers and directors of NRCG will be converted into the right to receive the same merger consideration on the same terms and conditions as the other NRCG stockholders.

NRCG Stock Options

        As of the Effective Time, each NRCG stock option that is outstanding as of immediately prior to the Effective Time, whether or not then vested or exercisable, shall be automatically assumed by Holdco and shall be converted into a fully vested and immediately exercisable option to acquire that number of whole shares of Holdco Common Stock equal to the product (rounded down to the nearest whole share) of (1) the number of shares of NRCG Common Stock subject to such NRCG stock option as of immediately prior to the Effective Time and (2) the NRCG Exchange Ratio, at an exercise price per share of Holdco Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (i) the exercise price per share of NRCG Common Stock of such NRCG stock option as of immediately prior to the Effective Time by (ii) the NRCG Exchange Ratio; provided, that the exercise price and the number of shares of Holdco Common Stock subject to such replacement option shall be determined in a manner consistent with the requirements of Section 409A of the Code. Each such replacement option shall have, and shall be subject to, substantially the same terms and conditions (other than vesting) as applied to the corresponding NRCG stock option immediately prior to the Effective Time, with such revisions as Holdco in its good faith discretion determines are necessary to reflect (1) the conversion of the applicable NRCG stock option into a replacement Holdco stock option, (2) the fact that such NRCG stock option is exercisable for shares of Holdco Common Stock and (3) the NRCG Merger. Based on the NRCG stock option holdings as of September 6, 2019, the number and value of NRCG stock options held by each of NRCG's non-employee directors is set forth below. All such NRCG stock options have an exercise price of $10.25 per share and are unvested as of September 6, 2019 with the first vesting date to occur in accordance with its terms on October 17, 2019 if the Mergers have not been consummated by that time. None of NRCG's executive officers held NRCG stock options as of September 6, 2019.

Non-Employee Directors	Number (#) of Options	Value ($) of Options(1)
James R. Baumgardner	25,000	$42,000
Michael J. Bayer	25,000	$42,000
Donald Glickman	25,000	$42,000
Daniel J. Hennessy	25,000	$42,000
James O'Neil III	25,000	$42,000
John Rapaport	25,000	$42,000

(1)
Represents the intrinsic value of the NRCG stock options based on the closing price per share of NRCG Common Stock of $11.93 on September 6, 2019, as reported on the NYSE American, and taking into account the $10.25 exercise price per share.

NRCG Restricted Stock Units

        As of the Effective Time, each NRCG RSU that is outstanding as of immediately prior to the Effective Time shall be automatically assumed by Holdco and shall be converted into a RSU of Holdco covering that number of whole shares of Holdco Common Stock equal to the product (rounded to the nearest whole number) of (1) one and (2) the NRCG Exchange Ratio. Each such Holdco replacement RSU shall have, and be subject to, substantially the same terms and conditions that were applicable to the corresponding NRCG RSU immediately before the Effective Time, with such revisions as Holdco in its good faith discretion determines are necessary to reflect (1) the conversion of the applicable NRCG RSU into a Holdco replacement RSU and (2) the NRCG Merger. No NRCG RSU shall become vested solely by reason of the execution of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement. Based on the NRCG RSU holdings as of September 6, 2019, the number and value of NRCG RSUs held by each of NRCG's executive officers is set forth below. None of NRCG's non-employee directors held NRCG RSUs as of September 6, 2019.

Executive Officers	Number (#) of RSUs	Value ($) of RSUs(1)
Christian Swinbank	229,112	$2,733,306
Joseph Peterson	144,878	$1,728,395

(1)
Represents the fair market value of the NRCG RSUs based on the closing price per share of NRCG Common Stock of $11.93 on September 6, 2019, as reported on the NYSE American.

NRCG Employment Agreements

        Christian Swinbank entered into an employment agreement with NRC Group on July 18, 2018. Pursuant to this agreement, if (1) Mr. Swinbank's employment with NRCG ends on account of a Termination Without Cause or a Termination With Good Reason (each, as defined below), in each case, within 24 months following a change in control or (2) Mr. Swinbank's employment with NRCG ends on account of a Termination Without Cause within three months prior to a Change in Control,

Mr. Swinbank will be entitled to receive severance compensation in an amount equal to 200% multiplied by the sum of his base salary plus his target annual bonus.

        Joseph Peterson entered into an employment agreement with NRC Group on June 22, 2018. Pursuant to this agreement, if (1) Mr. Peterson's employment with NRCG ends on account of a Termination Without Cause or a Termination With Good Reason, in each case, within 24 months following a change in control or (2) during the three-month period preceding a Change in Control, Mr. Peterson's employment with NRCG ends on account of a Termination Without Cause in anticipation of a Change in Control transaction that the NRCG Board is actively considering and that is ultimately consummated, Mr. Peterson will be entitled to receive severance compensation in an amount equal to 200% multiplied by the sum of his base salary plus his target annual bonus.

        Such severance compensation is payable to each of Messrs. Swinbank and Peterson in equal installments over the 24-month period immediately following the applicable executive's termination of employment and is contingent upon timely execution and non-revocation of a general release of claims in favor of NRCG. The NRCG Merger will be a "change in control" for purposes of each executive's employment agreement.

        Additionally, if either executive's employment with NRCG ends on account of a Termination Without Cause or a Termination With Good Reason at any time, he will be entitled to reimbursement for the full amount of his COBRA premium payments for up to eighteen months. The executives' employment agreements also include an obligation not to compete with NRCG or solicit NRCG's employees or customers, in each case, while employed by NRCG and for a period of eighteen months following their termination of employment. If any amounts payable to Messrs. Swinbank or Peterson pursuant to his employment agreement would be subject to an excise tax under Section 4999 of the Internal Revenue Code, then either (1) the payments will be reduced by the amount needed to avoid triggering such excise tax, or (2) there will be no reduction of the payments, depending on which alternative leaves the executive in the best after-tax position.

        For purposes of the executives' employment agreements described above, the following definitions apply:

  •
  "Termination With Good Reason" means a termination by the executive of the executive's employment with NRCG after: (1) a decrease of 10% or more (or greater than 10% for Mr. Peterson) in either the executive's base salary or the executive's target annual bonus, other than as part of an across-the-board reduction applicable to all NRCG executives, (2) the material diminution in the executive's position, duties, authority, reporting or responsibilities, (3) any material breach of the employment agreement or any equity agreement by NRCG, or (4) the involuntary relocation of the executive's principal place of employment to a location more than 35 miles beyond the executive's principal place of employment as of the date of the employment agreement. Notwithstanding the foregoing, no termination of employment by the executive will constitute a "Termination With Good Reason" unless (a) the executive gives NRCG notice of the existence of an event described in clause (1), (2), (3) or (4) above, within 60 days following the occurrence thereof, (b) NRCG does not remedy such event described in clause (1), (2), (3) or (4) above, as applicable, within 30 days of receiving the notice described in the preceding clause (a), and (c) the executive terminates employment within 30 days of the end of the cure period specified in clause (b), above.

  •
  "Termination Without Cause" means the termination by NRCG or any subsidiary of the executive's employment with NRCG or any subsidiary for any reason other than a termination for (a) death, (b)permanent disability or (c) any of the following (which constitutes "Cause"): (1) the executive's indictment (or other criminal charge against the executive) for a felony or any crime involving moral turpitude, or the executive's commission of fraud, breach of fiduciary duty, theft, embezzlement or crime against NRCG or any subsidiary or affiliate of NRCG or any customer of NRCG, its subsidiaries or affiliates, (2) conduct by the executive that brings NRCG or any subsidiary or affiliate of NRCG into public disgrace or disrepute, (3) the executive's gross negligence or willful misconduct with respect to NRCG or any subsidiary or affiliate of NRCG or in the performance of the executive's duties and services required for the executive's position with NRCG, which, if curable, is not cured within 10 days after written notice thereof to the executive, (4) the executive's insubordination to, or failure to follow, the lawful directions of the NRCG Board (and, for Mr. Peterson, the Chief Executive Officer), which, if curable, is not cured within 10 days after written notice thereof to the executive, (5) the executive's material violation of Section 7 of his employment agreement, (6) the executive's breach of a material employment policy of NRCG which, if curable, is not cured within ten days after written notice thereof to the executive (including, without limitation, NRCG's code of ethics and insider trading policy), (7) the abuse of any controlled substance or of alcohol or any other non-controlled substance which NRCG determines renders the executive unfit to serve in the executive's capacity as Chief Executive Officer or Chief Financial Officer, as applicable, of NRCG, or (8) any other material breach by the executive of the employment agreement or any other agreement with NRCG or any subsidiary or affiliate, which, if curable, is not cured within 30 days after written notice thereof to the executive. Notwithstanding the foregoing, no termination by NRCG shall constitute a "Termination For Cause" unless (a) NRCG provides the executive reasonable written notice of its intent to terminate the executive's employment by reason of a termination for cause, which such notice must include a statement that a majority of the NRCG Board has determined in good faith that an event described in clause (1), (2), (3), (4), (5), (6), (7) or (8) exists and (b) the executive is given reasonable opportunity during the 30 day period after receiving the notice described in the preceding clause to be heard by the NRCG Board with the executive's legal counsel.

Equity Acceleration Under Restricted Stock Unit Agreements

        Each of Messrs. Swinbank and Peterson is party to an RSU agreement with NRCG dated as of April 5, 2019. As described above in the section entitled "—NRCG Restricted Stock Units" of this joint proxy statement/prospectus, each of the executive's RSUs will be assumed by and converted into Holdco RSUs in connection with the Mergers. However, the RSU agreements provide that if, after receiving such a replacement award, the executive experiences a termination of employment with NRCG or a subsidiary or any of their successors as a result of a termination without Cause or a termination by the executive for Good Reason (each as defined below), in any case, that occurs within two years following the change in control and during the remaining vesting period for the replacement award, such replacement award will become fully vested and payable upon such termination of employment. The NRCG Merger will be a "change in control" for purposes of each executive's RSU agreement.

        For purposes of the executives' RSU agreements described above, the following definitions apply:

  •
  "Cause" has the meaning given to such term in the employment agreements, as set forth above in the section entitled "—NRCG Employment Agreements" of this joint proxy statement/prospectus.

  •
  "Good Reason" means (1) a material and permanent diminution in the executive's duties or responsibilities, (2) a material reduction in the aggregate value of base salary and bonus opportunity provided to the executive by NRCG, or (3) a permanent reassignment of the executive to another primary office more than 50 miles from the current office location. The executive must notify NRCG of his intention to invoke a termination for Good Reason within 90 days after the executive has initial knowledge of such event, provide NRCG with 30 days' opportunity for cure, and terminate employment within 6 months of having knowledge of such event or such event shall not constitute Good Reason.

        Assuming each of Messrs. Swinbank and Peterson experiences a qualifying termination of employment (as described above) under his employment agreement and NRCG RSU agreement immediately following the Effective Time of the Mergers (which for these purposes is assumed to be October 1, 2019), then the value of the estimated payments and benefits pursuant to such agreements for each individual would be:

Executive Officers	Value of Lump Sum Severance Payment ($)(1)	Value of COBRA Reimbursement ($)(2)	Value of Equity Acceleration ($)(3)	Total Value of Severance Benefits ($)(4)
Christian Swinbank	$1,648,000	$28,152	$2,733,306	$4,409,458
Joseph Peterson	$1,089,000	$37,271	$1,728,395	$2,854,666

(1)
Represents 200% multiplied by the sum of the executive's base salary plus the executive's target annual bonus.

(2)
Represents the full amount of the executive's COBRA premium payments for 18 months.

(3)
Represents the fair market value of the NRCG RSUs based on the closing price per share of NRCG Common Stock of $11.93 on September 6, 2019, as reported on the NYSE American.

(4)
Represents, for each executive, the sum of the value of his severance payment, COBRA reimbursement and equity acceleration, each as reported in the preceding columns.

Employee Benefits

        The Merger Agreement requires Holdco to continue to provide certain compensation and benefits through the date which is 12 months from the Effective Time of the Mergers, as well as take certain actions in respect of employee benefits provided to NRCG employees, including its executive officers. For a detailed description of these requirements, please see the section entitled "The Merger Agreement—Employee Benefits Matters" of this joint proxy statement/prospectus.

Indemnification and Insurance

        Under the Merger Agreement, certain indemnification and insurance rights exist in favor of NRCG's current and former directors and officers. Such indemnification and insurance rights are further described in the section entitled "The Merger Agreement—Other Covenants and Agreements" of this joint proxy statement/prospectus.

Holdco Board, Management and Certain Governance Matters Following the Mergers

        The US Ecology Board immediately prior to the Effective Time will be the Holdco Board following the Effective Time. The Holdco Board will therefore consist of the following nine members: Jeffrey R. Feeler, the current chairman of the US Ecology Board and president and chief executive officer of US Ecology, Joe F. Colvin, Katina Dorton, Glenn A. Eisenberg, Daniel Fox, Ronald C. Keating, Stephen A. Romano, John T. Sahlberg and Melanie Steiner. Effective at the Effective Time, Eric L. Gerratt and Simon Bell will resign as directors of Holdco. All directors, other than Mr. Feeler, will qualify as "independent directors" under Nasdaq listing rules. Following the Effective Time, Mr. Feeler will be chairman of the Holdco Board.

        The named executive officers of US Ecology immediately prior to the Effective Time will be the named executive officer of Holdco following the Effective Time. The Holdco named executive officers will thereafter consist of the following five persons: Jeffrey R. Feeler, President and Chief Executive Officer; Simon G. Bell, Executive Vice President and Chief Operating Officer; Stephen D. Welling, Executive Vice President of Sales and Marketing; Eric L Gerratt, Executive Vice President, Chief

Financial Officer and Treasurer; and Andrew P. Marshall, Executive Vice President of Regulatory, Compliance and Safety.

        The corporate headquarters for the combined company and its subsidiaries will be located at the corporate headquarters of US Ecology in Boise, Idaho.

Litigation Related to the Mergers

        On July 23, 2019, SBTS, LLC ("SBTS") filed a complaint captioned SBTS, LLC vs. NRC Group Holdings Corp. et al. (Civil Action No. 2019-0566-JTL), in the Court of Chancery of the State of Delaware (the "Court of Chancery") against NRCG, NRC Group and US Ecology (the "Complaint"). In the Complaint, SBTS alleges that (1) the exchange (the "Preferred Exchange") of the NRCG Series A Preferred Stock pursuant to the Merger Agreement breaches certain provisions of the NRCG Series A Certificate of Designations, (2) the Preferred Exchange would violate Section 242 of the DGCL, (3) SBTS would suffer irreparable harm if NRCG and US Ecology are not enjoined from consummating the transactions contemplated by the Merger Agreement and (4) US Ecology had knowledge of the relevant sections of the NRCG Series A Certificate of Designations and still required the Merger Agreement to include the Preferred Exchange.

        In the Complaint, SBTS requests that the Court of Chancery (1) render a declaratory judgment that (a) the terms of the Merger Agreement violate certain provisions of the NRCG Series A Certificate of Designations, (b) the removal of the NRCG Series A Preferred Stock designee from the NRCG Board violates NRCG's Certificate of Incorporation and the NRCG Series A Certificate of Designations, and (c) the terms of the Merger Agreement violate Section 242 of the DGCL, (2) enjoin NRCG from convening a vote of its common stockholders to adopt the Merger Agreement, (3) enjoin NRCG and US Ecology from consummating the transactions contemplated by the Merger Agreement, (4) find US Ecology liable for tortious interference with a contract and award SBTS the damages caused by US Ecology's actions, (5) award SBTS costs and expenses in connection with the action and (6) grant SBTS any such further relief as justice and its cause may require. The parties filed cross motions for summary judgment and, on September 11, 2019, the Court of Chancery granted the motions for summary judgment filed by NRCG, NRC Group and US Ecology, thereby dismissing with prejudice all of the claims asserted by SBTS against NRCG, NRC Group and US Ecology.

        US Ecology and NRCG, as applicable, have agreed to promptly advise the other party of any litigation commenced, or to its knowledge threatened, after the date of the Merger Agreement against such party or any of their respective directors by any stockholder of such party (on their own behalf or on behalf of such party) relating to the Merger Agreement or the transactions contemplated by the Merger Agreement (including the Mergers), and to keep the other party reasonably informed regarding any such litigation. US Ecology and NRCG, as applicable, have agreed to give the other party the opportunity to consult with such party regarding the defense or settlement of any such stockholder litigation, to consider the other party's views with respect to such stockholder litigation, and that no such settlement will be agreed to without the other party's prior written consent (which consent must not be unreasonably withheld, conditioned or delayed).

Regulatory Clearances Required for the Mergers

        Under the HSR Act, US Ecology and NRCG must file notifications with the FTC and the Antitrust Division and observe a mandatory pre-merger waiting period before completing the Mergers. On July 8, 2019, each of US Ecology and JFL-AIV Investors III-JA, L.P. (on behalf of NRCG) filed its notification under the HSR Act. On July 16, 2019, each of US Ecology and JFL-AIV Investors III-JA, L.P. (as the controlling stockholder of NRCG) received early termination of the waiting period under the HSR Act. Accordingly, the condition to the Mergers related to obtaining that clearance has been satisfied.

        US Ecology and NRCG cannot assure you that the FTC, the Antitrust Division or private parties will not initiate actions to challenge the Mergers before or after they are completed. Any such challenge to the Mergers could result in a court order enjoining the Mergers or in restrictions or conditions that would have a material adverse effect on the combined company if the Mergers are completed. Such restrictions and conditions could include requiring the divestiture or spin-off of assets or businesses. Under the terms of the Merger Agreement, each of US Ecology, and NRCG are required to use reasonable best efforts to expeditiously take, or cause to be taken, all actions, and to do, or cause to be done and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, and to satisfy all conditions to the transactions contemplated by the Merger Agreement. However, nothing in the Merger Agreement will require US Ecology to take any action, including disposing or transferring assets, licensing any technology or IP, holding separate any assets or operations of US Ecology and NRCG, that would, or would reasonably be expected to, result in a material reduction in the value (including any reasonably anticipated economic benefit to be received by Holdco and its subsidiaries, taken as a whole), measured either individually or in the aggregate, of US Ecology, NRCG and the combined companies, expected from the Mergers.

        No additional stockholder approval is expected to be required or sought for any decision by US Ecology or NRCG to agree to any terms and conditions necessary to resolve any regulatory objections to the Mergers.

Amended and Restated Certificate of Incorporation and Bylaws of Holdco

        Following the completion of the Mergers, the Holdco Amended Charter will be in substantially the same form attached as Annex E to this joint proxy statement/prospectus and the Holdco Amended Bylaws will be in substantially the same form attached as Annex F to this joint proxy statement/prospectus. Please see the section entitled "Comparison of Rights of US Ecology Stockholders, NRCG Stockholders and Holdco Stockholders" for a discussion of the Holdco Amended Charter.

Support Agreement, Investor Agreement and Registration Rights Agreement

Support Agreement

        Simultaneously with the execution of the Merger Agreement, US Ecology entered into the Support Agreement with Holdco, Rooster Merger Sub and the JFL Entities. As of each of the date of the Merger Agreement and the NRCG Record Date, the JFL Entities were the registered holders of approximately 66% of the currently issued and outstanding NRCG Common Stock. Pursuant to the Support Agreement, each of the JFL Entities agreed, during the term of the Support Agreement, to (1) appear at any NRCG common stockholders meeting or otherwise cause all of the shares of NRCG Common Stock owned by the JFL Entities entitled to vote thereat, as applicable, to be counted as present thereat for purposes of calculating a quorum, and (2) vote or cause to be voted (including by proxy or written consent, if applicable) all such shares entitled to vote thereat, as applicable, (a) in favor of the NRCG Merger Agreement Proposal, (b) in favor of the NRCG Adjournment Proposal, (c) against any action or proposal in favor of a Takeover Proposal (as defined in the Merger Agreement), without regard to the terms of such Takeover Proposal, and (d) against any action, proposal, transaction, agreement or amendment of NRCG's governing documents, in each case which would reasonably be expected to (i) result in a breach of any covenant, representation or warranty or any other obligation or agreement of NRCG contained in the Merger Agreement, or of the JFL Entities contained in the Support Agreement, or (ii) prevent, impede, interfere with, delay, postpone, or adversely affect the consummation of the transactions contemplated by the Merger Agreement, including the NRCG Merger. In addition, during the term of the Support Agreement, each of the JFL Entities appointed each of Jeffrey R. Feeler and Wayne R. Ipsen (or any other person acting as Chief Executive Officer or General Counsel of US Ecology and any designee thereof) and each of them individually, as its proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of the Support Agreement with respect to any and all of the shares of NRCG Common Stock held by the JFL Entities in accordance with the Support Agreement. As a result, and subject to the terms of the Support Agreement, the approval of the NRCG Merger Agreement Proposal is effectively assured.

        In addition, in the Support Agreement, each of the JFL Entities agreed, and agreed to cause its controlled affiliates (which, for the avoidance of doubt, does not include NRCG) and its and their representatives, not to take any action which, if it were taken by NRCG or its representatives, would violate the no shop provisions of the Merger Agreement. The Support Agreement (and the obligations of the JFL Entities thereunder) will terminate upon the earlier to occur of (1) the termination of the Merger Agreement in accordance with its terms, (2) the Effective Time, (3) such date that a Company Adverse Recommendation Change has been made in connection with determining that an Intervening Event (each as defined in the Merger Agreement) has occurred and (4) the termination of the Support Agreement by mutual written consent of the parties.

        The Support Agreement is attached hereto as Annex B.

Investor Agreement

        In connection with the execution of the Merger Agreement, US Ecology entered into the Investor Agreement with Holdco, the JFL Entities and, solely with respect to Section 4 thereof, NRCG, pursuant to which each of the JFL Entities agreed, among other things, to (1) a standstill for a period lasting until the earlier of (a) 120 days after the closing date of the Mergers and (b) the date the JFL Entities cease to own any Holdco Common Stock and (2) lock-up restrictions for a period of 60 days from the closing of the Mergers with respect to 1/3 of the shares held by the JFL Entities at closing of the Mergers, 90 days from the closing of the Mergers with respect to 1/3 of the shares held by the JFL Entities at closing of the Mergers and 120 days from the closing of the Mergers with respect to 1/3 of the shares held by the JFL Entities immediately following closing of the Mergers.

        In addition, pursuant to the Investor Agreement, JFL Partners irrevocably and unconditionally waived, effective immediately prior to the Effective Time, but subject to the consummation of the Mergers, any entitlement to any payment from NRCG pursuant to Section 5.18(b) of the 2018 Purchase Agreement. Section 5.18(b) of the 2018 Purchase Agreement contemplates the payment by NRCG to JFL Partners of up to $25.0 million upon the satisfaction of certain conditions set forth therein.

        The Investor Agreement is attached hereto as Annex C.

Registration Rights Agreement

        In connection with the execution of the Merger Agreement, US Ecology entered into the Registration Rights Agreement with Holdco and the JFL Entities. Under the Registration Rights Agreement, US Ecology agreed, as soon as reasonably practicable within 60 days after the Effective Time, to file with the SEC a shelf registration statement under the Securities Act on Form S-3 that covers all of the Registrable Securities (as defined in the Registration Rights Agreement) then held by the JFL Entities for a public offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act and to use reasonable best efforts to cause such shelf registration statement to become effective immediately or as promptly thereafter as practicable. Pursuant to the Registration Rights Agreement, US Ecology granted the JFL Entities certain demand and piggyback registration rights with respect to the Registrable Securities. Any demand registration or demand takedown directed by the JFL Entities pursuant to the Registration Rights Agreement will be an underwritten offering, and US Ecology will have discretion to select a managing underwriter or underwriters to administrator the offering reasonably acceptable to the JFL Entities; provided, that the

JFL Entities agreed in advance that BofA Securities, Inc. is an acceptable managing underwriter or underwriter to administer such underwritten offering.

        The Registration Rights Agreement is attached hereto as Annex D.

Appraisal Rights

        Under the DGCL, holders of ECOL Common Stock and NRCG Common Stock are not entitled to appraisal rights in connection with the Mergers. Under the DGCL and the Merger Agreement, holders of NRCG Series A Preferred Stock are entitled to appraisal rights in connection with the NRCG Merger. See the section entitled "Appraisal Rights" of this joint proxy statement/prospectus.

Listing of Holdco Common Stock

        It is a condition to the completion of the Mergers that the shares of Holdco Common Stock to be issued to US Ecology stockholders or NRCG stockholders in the Mergers be authorized for listing on Nasdaq, subject to official notice of issuance, and Holdco, US Ecology and NRCG have agreed to use their reasonable best efforts to cause such shares (including shares of Holdco Common Stock reserved for issuance upon exercise of Holdco stock options and the Replacement Warrants) to be listed on Nasdaq. It is expected that following the Mergers, Holdco Common Stock will trade on Nasdaq under the symbol "ECOL." Following the Mergers, Holdco will be required to file periodic reports with the SEC with respect to Holdco Common Stock. In addition, the parties to the Merger Agreement intend for Holdco to list the Replacement Warrants on Nasdaq under the symbol "ECOLW" in connection with the closing of the Mergers.

Delisting and Deregistration of ECOL Common Stock

        If the Mergers are completed, ECOL Common Stock will be delisted from Nasdaq. US Ecology will no longer be required to file periodic reports with the SEC with respect to ECOL Common Stock. However, Holdco will be required to file periodic reports with the SEC with respect to Holdco Common Stock. However, Holdco Common Stock will be listed on Nasdaq and Holdco will be required to file periodic reports with the SEC.

Delisting and Deregistration of NRCG Securities

        If the Mergers are completed, NRCG Common Stock and NRCG Warrants will be delisted from the NYSE American and the NRCG Common Stock and NRCG Warrants will be deregistered under the Exchange Act. NRCG will no longer be required to file periodic reports with the SEC with respect to NRCG Common Stock or NRCG Warrants.

        To the extent requested by US Ecology, prior to the Effective Time, NRCG has agreed to cooperate with US Ecology and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and the rules and policies of the NYSE American to enable the delisting of the shares of NRCG Common Stock and NRCG Warrants from the NYSE American and the deregistration of the shares of NRCG Common Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten days after the Effective Time.

THE MERGER AGREEMENT

        The following section summarizes material provisions of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated herein by reference in its entirety. The rights and obligations of US Ecology and NRCG are governed by the express terms and conditions of the Merger Agreement and not by this summary or any other information contained in this joint proxy statement/prospectus. US Ecology stockholders and NRCG common stockholders are urged to read the Merger Agreement carefully and in its entirety as well as this joint proxy statement/prospectus before making any decisions regarding the Mergers, including the adoption of the Merger Agreement and the issuance of shares of Holdco Common Stock to US Ecology stockholders and NRCG stockholders in connection with the Mergers.

        The Merger Agreement is attached as Annex A to this joint proxy statement/prospectus to provide you with information regarding its terms and is not intended to provide any factual information about US Ecology or NRCG. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties have been made solely for the benefit of the parties to the Merger Agreement and:

  •
  may not be intended as statements of fact, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate;

  •
  have been qualified by certain disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; and

  •
  may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors.

        Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this joint proxy statement/prospectus and in the documents incorporated by reference into this joint proxy statement/prospectus. See the section entitled "Where You Can Find More Information" of this joint proxy statement/prospectus.

        This summary is qualified in its entirety by reference to the Merger Agreement.

Terms of the Mergers; Merger Consideration

        The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the DGCL, at the Effective Time, ECOL Merger Sub, a Delaware corporation and wholly-owned subsidiary of Holdco, will merge with and into US Ecology, and Rooster Merger Sub, a Delaware corporation and wholly-owned subsidiary of Holdco, will merge with and into NRCG. US Ecology and NRCG will be the surviving corporations in the Mergers and each will become a wholly-owned subsidiary of Holdco. Following the Mergers, Holdco intends to contribute all of the equity interests of NRCG to US Ecology so that, after such contribution, NRCG will be a wholly-owned subsidiary of US Ecology.

        At the Effective Time, each issued and outstanding share of ECOL Common Stock (other than shares owned by Holdco, ECOL Merger Sub, US Ecology or any of their respective subsidiaries, which will cease to remain outstanding and will be canceled and cease to exist) will be converted into the right to receive (1) 1.00 share of Holdco Common Stock and (2) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of ECOL Common Stock

        At the Effective Time, each issued and outstanding share of NRCG Common Stock (other than shares owned by US Ecology, Holdco, Rooster Merger Sub, NRCG or any of their respective subsidiaries, which will cease to remain outstanding and will be canceled and cease to exist) will be converted into the right to receive, and become exchangeable for, (1) 0.196 of a share of Holdco Common Stock for each share of NRCG Common Stock, (2) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Common Stock in accordance with the Merger Agreement. Also at the Effective Time, each share of NRCG Series A Preferred Stock (other than shares owned by US Ecology, Holdco, Rooster Merger Sub, NRCG or any of their respective subsidiaries, which will cease to remain outstanding and will be canceled and cease to exist) will be converted into the right to receive, and become exchangeable for, (1) a whole number of shares of Holdco Common Stock equal to the product of (a) the number of shares of NRCG Common Stock that such share of NRCG Series A Preferred Stock could be converted into at the Effective Time (including, for the avoidance of doubt, the applicable Fundamental Change Additional Shares and Accumulated Dividends, each as defined in the NRCG Series A Certificate of Designations) multiplied by (b) the NRCG Exchange Ratio, (2) cash paid in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Series A Preferred Stock.

        Holdco will not issue fractional shares of Holdco Common Stock pursuant to the Merger Agreement. Instead, each holder of NRCG Common Stock or NRCG Series A Preferred Stock who otherwise would have been entitled to receive a fraction of a share of Holdco Common Stock will be entitled to receive a cash payment in lieu thereof in an amount (rounded to the nearest whole cent) equal to such fractional amount multiplied by an amount equal to the average of the daily volume weighted average price per share of ECOL Common Stock on Nasdaq (as such daily volume weighted average price per share is reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by US Ecology and NRCG) calculated for the five consecutive business days ending on the second full business day immediately prior to (and not including) the closing date of the Mergers.

        If, at any time from the date of the Merger Agreement until the Effective Time, any change in the number of issued and outstanding shares of NRCG capital stock or US Ecology capital stock (specifically excluding the issuance of additional shares of NRCG Common Stock or ECOL Common Stock as permitted by the Merger Agreement) shall occur by reason of any reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange, readjustment of shares, or similar transaction, or any stock dividend or distribution paid in stock, the amount of Holdco Common Stock to be issued as merger consideration in the Mergers and any other amounts payable pursuant to the Merger Agreement shall be appropriately adjusted to reflect such change.

NRCG Warrants

        At the Effective Time, and in accordance with the terms of each NRCG Warrant that is issued and outstanding immediately prior to the Effective Time, unless otherwise elected by the holder of any such NRCG Warrant, Holdco shall issue a Replacement Warrant that complies with and satisfies the applicable terms and conditions under the NRCG Warrant Agreement to each holder thereof providing that such replacement shall be exercisable for a number of shares of Holdco Common Stock equal to the product (rounded to the nearest whole number) of (1) the number of NRCG Common Stock that would have been issuable upon exercise of the warrants outstanding immediately prior to the Effective Time and (2) the NRCG Exchange Ratio, at an exercise price per share of Holdco Common Stock (rounded to the nearest whole cent) equal to the quotient obtained by dividing (a) $11.50 by (b) the NRCG Exchange Ratio.

Completion of the Mergers

        Unless the parties agree otherwise, the closing of the Mergers will take place at 12:01 a.m., Boise, Idaho time, on the first business day of the calendar month after all conditions to the completion of the Mergers have been satisfied or waived. Notwithstanding the foregoing, unless otherwise agreed by US Ecology and NRCG in writing, the closing of the Mergers shall not occur prior to October 1, 2019. The Mergers will be effective when the parties file the certificates of merger with the Secretary of State of the State of Delaware in accordance with the DGCL, or at such later time as the parties agree and specify in the certificates of merger.

Exchange of Shares in the Mergers

        At or prior to the Effective Time, US Ecology will appoint an exchange agent to handle the exchange of shares of ECOL Common Stock, NRCG Common Stock and NRCG Series A Preferred Stock for shares of Holdco Common Stock in connection with the Mergers. At the Effective Time, shares of ECOL Common Stock, NRCG Common Stock and NRCG Series A Preferred Stock will be converted into the right to receive shares of Holdco Common Stock without the need for any action by the holders of ECOL Common Stock, NRCG Common Stock or NRCG Series A Preferred Stock.

        As promptly as reasonably practicable (but in no event later than ten business days) after the Effective Time, Holdco will cause the exchange agent to mail to each holder of record of ECOL Common Stock, NRCG Common Stock and NRCG Series A Preferred Stock a notice of the closing of the Mergers and a letter of transmittal specifying, among other things, that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the certificates or book-entry shares representing such ECOL Common Stock, NRCG Common Stock or NRCG Series A Preferred Stock, as applicable, to the exchange agent.

        After the Effective Time, shares of ECOL Common Stock, NRCG Common Stock and NRCG Series A Preferred Stock will no longer be outstanding, will be automatically canceled and will cease to exist and each certificate, if any, that previously represented shares of ECOL Common Stock, NRCG Common Stock or NRCG Series A Preferred Stock will represent only the right to receive the merger consideration as described above, any cash in lieu of fractional shares of Holdco Common Stock and any dividends or other distributions to which the holders are entitled with a record date after the Effective Time. With respect to such shares of Holdco Common Stock deliverable upon the surrender of ECOL Common Stock, NRCG Common Stock and NRCG Series A Preferred Stock, until holders of such ECOL Common Stock, NRCG Common Stock and NRCG Series A Preferred Stock have surrendered such ECOL Common Stock, NRCG Common Stock or NRCG Series A Preferred Stock, as applicable, to the exchange agent for exchange, those holders will not receive dividends or other distributions with respect to such shares of Holdco Common Stock with a record date after the Effective Time.

        At the Effective Time, US Ecology shall cause all shares of Holdco Common Stock that are issued and outstanding immediately prior to the Effective Time to be surrendered and cancelled and cease to exist, with no consideration delivered in exchange therefor.

Representations and Warranties

        The Merger Agreement contains representations and warranties of NRCG, on the one hand, and US Ecology, Holdco, Rooster Merger Sub and ECOL Merger Sub, on the other hand.

        Each of NRCG, on the one hand, and US Ecology, Holdco, Rooster Merger Sub and ECOL Merger Sub, on the other hand, has made representations and warranties regarding, among other things:

  •
  their respective corporate organization, standing, corporate power, governing documents and subsidiaries;

  •
  their respective capital structure;

  •
  their respective authority and power with respect to the execution and delivery of the Merger Agreement and the consummation of the transactions contemplated thereby;

  •
  the absence of conflicts with, or violations of, their respective organizational documents, applicable law and other contracts;

  •
  certain SEC filings and the financial statements contained in those filings;

  •
  their respective controls and procedures for required disclosures of financial and non-financial information in certain reports filed with the SEC;

  •
  any undisclosed liabilities and off-balance sheet arrangements;

  •
  the delivery and enforceability of the Merger Agreement;

  •
  the absence of certain changes and events from December 31, 2018 through the date of execution of the Merger Agreement;

  •
  certain tax matters;

  •
  their respective compliance with law and permits;

  •
  litigation;

  •
  brokerage or other finders' fees that may be payable in connection with the Mergers;

  •
  related person transactions;

  •
  certain employee and labor matters;

  •
  certain environmental matters;

  •
  their respective material contracts;

  •
  the accuracy of information supplied or to be supplied for use in this joint proxy statement/prospectus;

  •
  certain international trade compliance matters, including compliance with the Foreign Corrupt Practices Act;

  •
  the opinion of NRCG's financial advisor or US Ecology's financial advisor, as applicable;

  •
  the existence of stockholder rights plans;

  •
  ownership of US Ecology capital stock or NRCG capital stock, as applicable; and

  •
  the citizenship of US Ecology or NRCG and each of its respective subsidiaries, as applicable.

        In addition, NRCG has made representations and warranties regarding:

  •
  its intellectual property;

  •
  its tangible and real property;

  •
  material customers and suppliers;

  •
  its contracts with government entities;

  •
  certain insurance matters; and

  •
  its vessels.

        In addition, US Ecology, Holdco, Rooster Merger Sub and ECOL Merger Sub have also made representations and warranties regarding:

  •
  the lack of prior business activities of Holdco, ECOL Merger Sub and Rooster Merger Sub;

  •
  the US Ecology debt financing contemplated by the Merger Agreement; and

  •
  the solvency of US Ecology and its subsidiaries after giving effect to the Mergers.

        Many of the representations and warranties in the Merger Agreement are qualified by a "materiality" or "material adverse effect" standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a material adverse effect). Under the Merger Agreement, a "material adverse effect" means, with respect to a party, any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (1) the business, results of operations, condition (financial or otherwise), or assets of the such party and its subsidiaries, taken as a whole, or (2) the ability of such party to consummate the transactions contemplated by the Merger Agreement, except that none of the following will be deemed in themselves, either alone or in combination, to constitute a material adverse effect:

  •
  changes generally affecting the economy or the financial, debt, banking, capital, credit or securities markets;

  •
  the announcement of the Merger Agreement or the performance of the transactions contemplated by the Mergers;

  •
  (a) any change in applicable law or applicable accounting regulations or principles or (b) with respect to NRCG, any changes in the historical financial information of NRCG resulting from compliance with Accounting Standards Codification 606 (Revenue from Contracts with Customers) and Accounting Standards Certification 842 (Leases), including GAAP, or interpretations or enforcement thereof after the date of the Merger Agreement

  •
  any outbreak or escalation of war or any act of terrorism or sabotage or any natural disasters, acts of God or comparable events;

  •
  general conditions in the industry in which such party and its subsidiaries operate;

  •
  any failure, in and of itself, by such party to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a material adverse effect, to the extent permitted by this definition and not otherwise excepted by a clause of such proviso);

  •
  any change, in and of itself, in the market price or trading volume of such parties securities (including with respect to NRCG, its warrants) or in its credit ratings (it being understood that the facts or occurrences giving rise to or contributing to such change may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a material adverse effect); or

  •
  any specific action taken (or omitted to be taken) by such party at or with the express written direction or written consent of US Ecology or NRCG, as applicable, that is otherwise expressly contemplated by, or permitted to be taken by such party in accordance with the terms of, the Merger Agreement.

        Any changes of the sort referred to in the first bullet, part of (a) of the third bullet, the fourth bullet or the fifth bullet above may be taken into account in determining whether there has been a material adverse effect if, and only to the extent, such changes have a disproportionate effect on the applicable company and its subsidiaries, taken as a whole, as compared to other participants in the industries in which such company and its subsidiaries conduct their businesses.

        The representations and warranties of the parties contained in the Merger Agreement do not survive the Effective Time.

Conduct of Business Pending the Effective Time

        In the Merger Agreement, each of NRCG and US Ecology has agreed that until the Effective Time, subject to certain specified exceptions, and unless required by law or US Ecology or NRCG, as applicable, in writing (which consent will not be unreasonably withheld, conditioned or delayed), it will, and will cause its subsidiaries, conduct its business in the ordinary course of business consistent with past practice, and use its reasonable best efforts to preserve its and its subsidiaries' business organization, to keep available the services of its and its subsidiaries' current officers and management-level employees, to preserve its and its subsidiaries' relationships with governmental entities, customers, suppliers, distributors, creditors, lessors, employees and business associates, licensors, licensees, and other persons having material business relationships with it.

        In addition, NRCG has agreed not to take the following actions without the consent of US Ecology:

  •
  amend or propose to amend its organizational documents;

  •
  split, combine, or reclassify any securities of NRCG or any its subsidiaries, repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any such securities (other than in connection with the payment of the exercise price or tax withholding relating to any NRCG equity award), or except as required by the NRCG Series A Certificate of Designations, declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned subsidiaries);

  •
  issue, sell, pledge, dispose of, or encumber any securities of NRCG or any of its subsidiaries, other than the issuance of shares of NRCG Common Stock upon the exercise of any NRCG equity award outstanding as of the date of the Merger Agreement in accordance with its terms, the exercise of any NRCG Warrants outstanding as of the date of the Merger Agreement in accordance with their terms or the exchange of any share of NRCG Series A Preferred Stock outstanding as of the date of the Merger Agreement in accordance with the terms of the NRCG Series A Certificate of Designations;

  •
  take certain actions with respect to changes to employee and consultant compensation, hiring and terminating employees and consultants and employee benefit plans, as described below under "The Merger Agreement—Employee Benefits Actions between Signing of Merger Agreement and Completion of Mergers";

  •
  other than as required by applicable law, recognize any new union or other labor organization as the representative of any of the employees of NRCG or any of its subsidiaries, or enter into any new or amended collective bargaining agreement or other agreement with any labor organization, work council, or trade union;

  •
  announce, implement or effect any material reduction in force, layoff or other program resulting in the termination of employees, in each case, that would trigger the Working Adjustment and Retraining Notification Act and the regulations promulgated thereunder or any similar state or local law;

  •
  acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or person or division thereof or make any loans, advances, or capital contributions to or investments in any person, in each case, in excess of $1.0 million in the aggregate;

  •
  (1) transfer, license, sell, lease, or otherwise dispose of or pledge, encumber, or otherwise subject to any lien (other than specified permitted liens), any assets, including the capital stock or other equity interests in any subsidiary of NRCG; except (a) transferring, selling, leasing or disposing of obsolete equipment or assets being replaced, or granting of non-exclusive licenses under NRCG's material intellectual property, (b) in the ordinary course of business consistent with past practice or (c) for any assets having an aggregate value of less than $1.0 million, or (2) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

  •
  incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of NRCG or any of its subsidiaries, guarantee any debt securities of another person, enter into any "keep well" or other contract to maintain any financial statement condition of any other person (other than any wholly-owned subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than (1) indebtedness of borrowed money incurred in the ordinary course of business under NRCG's existing credit facility as of the date of the Merger Agreement, (2) in connection with the financing of ordinary course trade payables consistent with past practice, and (3) intercompany indebtedness between NRCG and any wholly-owned subsidiaries or among any wholly-owned subsidiaries;

  •
  other than in the ordinary course of business consistent with past practice, enter into or amend or modify in any material respect, or consent to the termination of (other than at its stated expiry date), any material contract with respect to material real property or any other material real property lease;

  •
  institute, settle, or compromise any legal action involving the payment of monetary damages by NRCG or any of its subsidiaries of any amount exceeding $1.0 million in the aggregate, other than (1) any legal action brought against US Ecology, Rooster Merger Sub or ECOL Merger Sub arising out of a breach or alleged breach of the Merger Agreement by US Ecology, Rooster Merger Sub or ECOL Merger Sub, and (2) the settlement of claims, liabilities, or obligations reserved against on NRCG's balance sheet as of March 31, 2019; provided, that neither NRCG nor any of its subsidiaries shall settle or agree to settle any legal act which settlement involves a conduct remedy or injunctive or similar relief that would have a material restrictive impact on NRCG's or any of its subsidiaries' business;

  •
  make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable law;

  •
  settle or compromise any material tax claim, audit, or assessment, make or change any material tax election, change any annual tax accounting period, or adopt or change any method of tax accounting, amend any material tax returns or file claims for material tax refunds, or enter into any material closing agreement, surrender in writing any right to claim a material tax refund, offset or other reduction in tax liability or consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment relating to NRCG or its subsidiaries;

  •
  enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding, or similar contract with respect to any joint venture, strategic partnership or alliance;

  •
  subject to certain exceptions, take any action to exempt any person from, or make any acquisition of securities of NRCG by any person not subject to, any state takeover statute or similar statute or regulation that applies to NRCG with respect to a takeover proposal or otherwise, including the restrictions on "business combinations" set forth in Section 203 of the DGCL, except for US Ecology, Holdco, Rooster Merger Sub, ECOL Merger Sub or any of their respective subsidiaries or affiliates, or the transactions contemplated by the Merger Agreement;

  •
  abandon, allow to lapse, sell, assign, transfer, grant any security interest in otherwise encumber or dispose of any material intellectual property (subject to permit liens), or grant any right or license to any material intellectual property other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;

  •
  terminate or modify, or fail to exercise renewal rights, in any material respect any material insurance policy;

  •
  take any action that is intended or that would reasonably be expected to, individually or in the aggregate, prevent, materially delay, or materially impede the consummation of the Mergers, or the other transactions contemplated by the Merger Agreement;

  •
  adopt or otherwise implement any stockholder rights plan, "poison pill" or other comparable agreement designed to have the effect of delaying, deferring or discouraging US Ecology or Rooster Merger Sub from acquiring control of NRCG pursuant to the Merger Agreement; or

  •
  agree, authorize or commit to do any of the foregoing.

        In addition, US Ecology has agreed not to take the following actions without the consent of NRCG:

  •
  amend or propose to amend its organizational documents in a manner that would adversely affect NRCG or the holders of NRCG capital stock relative to the holders of ECOL Common Stock;

  •
  split, combine, or reclassify any securities of US Ecology or any of its subsidiaries, repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any such securities (other than in connection with the payment of the exercise price or tax withholding relating to any US Ecology equity award), or, other than with respect to specified exceptions, declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned subsidiaries);

  •
  issue, sell, pledge, dispose of, or encumber any securities of US Ecology or any of its subsidiaries, other than the issuance of shares of ECOL Common Stock upon the exercise of any US Ecology equity award outstanding as of the date of the Merger Agreement or issued thereafter in the ordinary course of business consistent with past practice in accordance with its terms or, following consultation with NRCG, the issuance of ECOL Common Stock or securities convertible into ECOL Common Stock in an amount sufficient to raise net proceeds equal to the amount required to consummate the Mergers pursuant to the terms of the Merger Agreement and to pay all related expenses associated therewith and to fully satisfy all out of the outstanding indebtedness of NRCG or any of its subsidiaries to the extent required to be repaid in connection with the consummation of the Mergers and the transactions contemplated by the Merger Agreement in the event the debt financing contemplated by the Merger Agreement is not available notwithstanding US Ecology's best efforts to secure such debt financing;

  •
  acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or person or division thereof or make any loans, advances, or capital contributions to or investments in any Person, in each case that would reasonably be expected to prevent, impede, or delay the consummation of the Mergers or other transactions contemplated by the Merger Agreement;

  •
  transfer, license, sell, lease, or otherwise dispose of or pledge, encumber, or otherwise subject to any lien (other than a permitted lien), any assets, including the capital stock or other equity interests in any subsidiary of US Ecology; except in the ordinary course of business consistent with past practice for any assets having an aggregate value of less than $1.0 million, or adopt or effect a material plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

  •
  make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable law;

  •
  except as expressly provided by the Merger Agreement, take any action that is intended or that would reasonably be expected to, individually or in the aggregate, prevent, materially impede, or materially delay the consummation of the Mergers, the issuance of shares of Holdco Common Stock in connection with the Mergers or the other transactions contemplated by the Merger Agreement; or

  •
  agree, authorize or commit to do any of the foregoing.

No Solicitation of Takeover Proposals

        Each of NRCG and US Ecology has agreed that, from the time of the execution of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, it will not, and not permit its subsidiaries or representatives to, directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any "takeover proposal" or the making of any proposal that would reasonably be expected to lead to any takeover proposal, or except in accordance with the Merger Agreement, (1) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to US Ecology or NRCG, as applicable, or any of their respective subsidiaries to, afford access to the business, properties, assets, books, or records of US Ecology or NRCG, as applicable, or any of their respective subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third-party that is seeking to make, or has made, any takeover proposal, (2) (a) except where the NRCG Board or US Ecology Board, as applicable, makes a good faith determination, after consultation with outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties, amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of US Ecology or NRCG, as applicable, or any of its respective subsidiaries, or (b) approve any transaction under, or any third-party becoming an "interested stockholder" under, Section 203 of the DGCL; or (3) enter into an agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract relating to any takeover proposal (an "alternative acquisition agreement").

        "Takeover Proposal" means with respect to NRCG or US Ecology, as the case may be, any inquiry, proposal, or offer from, or indication of interest in making a proposal or offer (whether or not in writing) by, any person or group relating to any transaction or series of related transactions (other than the transactions contemplated by the Merger Agreement), involving any: (1) direct or indirect acquisition or purchase (including by any license or lease) of assets of such party hereto or its subsidiaries (including any voting equity interests of subsidiaries, but excluding sales of assets in the ordinary course of business) equal to 15% or more of the fair market value of such party and its subsidiaries' consolidated assets or to which 15% or more of such party's and its subsidiaries' net revenues or net income on a consolidated basis are attributable; (2) direct or indirect acquisition of 15% or more of the voting equity interests of such party hereto or any of its subsidiaries whose business constitutes 15% or more of the consolidated net revenues, net income, or assets of such party and its subsidiaries, taken as a whole; (3) tender offer or exchange offer that if consummated would result in any person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 15% or more of the voting power of such party hereto; (4) merger, consolidation, other business combination, or similar transaction involving such party hereto or any of its subsidiaries, pursuant to which such person or group (as defined in Section 13(d) of the Exchange Act) would own 15% or more of the consolidated net revenues, net income, or assets of such party and its subsidiaries, taken as a whole; (5) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of such party hereto or one or more of its subsidiaries which, individually or in the aggregate, generate or constitute 15% more of the consolidated net revenues, net income, or assets of such party and its subsidiaries, taken as a whole; or (6) any combination of the foregoing.

        "Superior Proposal" means a bona fide written takeover proposal with respect to the applicable party or its subsidiaries (except that, for purposes of this definition, each reference in the definition of "takeover proposal" to "15%" shall be "50%"), that such party's board determines in good faith (after consultation with outside legal counsel and such party's financial advisor) is more favorable from a financial point of view to the holders of NRCG Common Stock or ECOL Common Stock, as applicable, than the transactions contemplated by the Merger Agreement, taking into account: (1) all financial considerations; (2) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such takeover proposal; (3) the other terms and conditions of such takeover proposal and the implications thereof on such party, including relevant legal, regulatory, and other aspects of such takeover proposal deemed relevant by the NRCG Board or the US Ecology Board, as applicable; and (4) any revisions to the terms of the Merger Agreement and the Mergers proposed by US Ecology, in each case as the NRCG Board or the US Ecology Board, as applicable, has determined is appropriate in the exercise of its fiduciary duties.

        The Merger Agreement requires that NRCG and US Ecology, as applicable, promptly, and in any event no later than 24 hours, after such party receives (1) any takeover proposal, (2) any inquiry that would reasonably be expected to lead to a takeover proposal, or (3) any request for non-public information relating to NRCG or US Ecology, as applicable, or their respective subsidiaries in contemplation of a takeover proposal in respect of such party or its subsidiaries, to notify the other party in writing of any of the foregoing occurrences, the identity of the party making such request and the material terms and conditions of the takeover proposal. The applicable party will keep the other party fully informed, on a current basis (and in any event within 24 hours) of the status and material terms of any such takeover proposal, indication or request, including any material amendments or proposed amendments as to price and other material terms thereof. The applicable party shall promptly provide the other party with any non-public information concerning such party or such party's subsidiaries that it provided to any third-party in connection with any takeover proposal which was not previously provided to the other party.

Changes in Board Recommendations

        Each of the NRCG Board and the US Ecology Board has agreed that it will not (1) make, withdraw, amend, modify, or materially qualify, in a manner adverse to the other party, NRCG Board recommendation or the US Ecology Board recommendation, as applicable, (2) fail to include the NRCG Board recommendation or US Ecology Board recommendation, as applicable, in this joint proxy statement/prospectus, (3) recommend a takeover proposal with respect to NRCG or US Ecology, as applicable, (4) fail to recommend against acceptance of any tender offer or exchange offer for shares of NRCG Common Stock or ECOL Common Stock, as applicable (that would, in the case of US Ecology, have the effect of precluding the Mergers) within ten days after the commencement of such offer, (5) fail to reaffirm (publicly, if so requested by NRCG or US Ecology, as applicable, which request shall only be made once per takeover proposal) the NRCG Board recommendation or the US Ecology Board recommendation within ten business days after the date any takeover proposal (or any material modification thereto) is first publicly disclosed, (6) cause or permit NRCG or US Ecology, as applicable, to enter into an alternative acquisition agreement or (7) resolve or agree to do any of the foregoing (each, a "NRCG Adverse Recommendation Change" or "US Ecology Adverse Recommendation Change," as applicable).

        Notwithstanding the restrictions described above, at any time prior to obtaining the relevant stockholder approval, the NRCG Board or US Ecology Board, as applicable, may, in response to any takeover proposal, make a NRCG Adverse Recommendation Change or US Ecology Adverse Recommendation Change, as applicable, if (1) the NRCG Board or US Ecology Board, as applicable, has determined in good faith, after consultation with its outside financial advisors and outside legal counsel, that such takeover proposal constitutes, or would reasonably expected to result in, a superior proposal, (2) the NRCG Board or US Ecology Board, as applicable, provides the other party four business days prior written notice of its intention to take such action, which notice expressly states that such party has a received a takeover proposal and such party's board of directors (or a committee thereof) intends to declare a superior proposal and intends to effect a NRCG Adverse Recommendation Change or a US Ecology Recommendation Change, as applicable, and shall include the current version of the proposed agreement and the identity of the third-party making such Superior Proposal, (3) during the four business days following such written notice, board of directors effecting the recommendation change and its representatives shall have negotiated in good faith with the other party regarding any revisions to the terms of the transactions contemplated by the Merger Agreement proposed by the other party in response to such takeover proposal so that the takeover proposal ceases to constitute a superior proposal and (4) at the end of the four business day period described in clause (3), the US Ecology Board or the NRCG Board (or a committee thereof), as applicable, concludes in good faith, after consultation with its outside legal counsel and financial advisor, that the takeover proposal continues to be a superior proposal. Any material amendment or modification to any takeover proposal requires an additional notice under clause (2) above and the negotiation period described in clause (3) above will be extended an additional two days from the date of receipt of such additional notice.

        In addition, at any time prior to obtaining the relevant stockholder approval, the NRCG Board or US Ecology Board, as applicable, may make a NRCG Adverse Recommendation Change or US Ecology Adverse Recommendation Change, as applicable, if (1) such board of directors determines that an "intervening event" (as defined in the section entitled "The Merger Agreement—Changes in Board Recommendations" of this joint proxy statement/prospectus) has occurred and is continuing and (2) such board of directors determines in good faith (after consultation with outside counsel) that the failure to make a NRCG Adverse Recommendation Change or a US Ecology Adverse Recommendation Change, as applicable, in response to such intervening event would constitute a breach of its fiduciary duties under applicable law; provided that (a) the NRCG Board or the US Ecology Board has given the other party at least four business days prior written notice of its intention to take such action and specifying in reasonable detail the circumstances related to such determination and (b) prior to effecting a NRCG Adverse Recommendation Change or a US Ecology Adverse Recommendation Change, the applicable party shall have negotiated, and have caused its representatives to negotiate, in good faith with the other party during such notice period, to enable such party to revise the terms of the Merger Agreement, such that the failure to make a NRCG Adverse Recommendation Change or a US Ecology Adverse Recommendation Change, as applicable, would not constitute a breach of its fiduciary duties under applicable law.

        "Intervening event" means with respect to US Ecology or NRCG, as applicable, any material event, circumstance, change, effect, development, or condition effecting such party that has occurred or arose after the date of the Merger Agreement and that was not known to, nor reasonably foreseeable by, any member of such party's board of directors (assuming, for such purpose, reasonable consultation with the executive officers of such party), as of or prior to the date of the Merger Agreement and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, the Merger Agreement. In no event shall the following events, circumstances, or changes in circumstances constitute an intervening event: (1) the receipt, existence, or terms of a takeover proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third-party relating to or in connection with a transaction of the nature described in the definition of "takeover proposal" (which, for the purposes of the intervening event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); or (2) any change in the price, or change in trading volume, of the NRCG Common Stock or ECOL Common Stock (provided, however, that the exception to this clause (2) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an intervening event has occurred).

Efforts to Obtain Required Stockholder Votes

        Under the terms of the Merger Agreement, NRCG and US Ecology have agreed that the NRCG Board and the US Ecology Board will each call, hold and convene a meeting of its common stockholders promptly after the declaration of effectiveness of the registration statement, of which this joint proxy statement/prospectus forms a part, by the SEC. NRCG and US Ecology have also agreed that the NRCG Board and the US Ecology Board will each use its reasonable best efforts to call, give notice of, convene and hold its respective special meetings on the same date.

        US Ecology and NRCG have also agreed to use their respective reasonable best efforts to obtain the requisite stockholder votes to consummate the Mergers. The US Ecology Board and the NRCG Board have each approved the Merger Agreement and declared the Merger Agreement and the transactions contemplated thereby, including the Mergers, advisable to and in the best interests of US Ecology and NRCG and their respective stockholders, as applicable, and adopted resolutions directing that the Merger Agreement be submitted to the US Ecology stockholders and the NRCG common stockholders, respectively, for their consideration as the US Ecology Special Meeting or the NRCG Special Meeting, as applicable.

        Unless the Merger Agreement is terminated prior to the date of the US Ecology Special Meeting, US Ecology must submit the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal and the Holdco Charter Amendment Proposal to a stockholder vote even if the US Ecology Board no longer recommends that stockholders vote in favor of such proposals. Unless the Merger Agreement is terminated prior to the date of the NRCG Special Meeting, NRCG must submit the NRCG Merger Agreement Proposal to a stockholder vote even if the NRCG Board no longer recommends that stockholders vote in favor of such proposal.

Efforts to Complete the Mergers

        Each party to the Merger Agreement has agreed to use its reasonable best efforts to take all appropriate actions and to do all things reasonably necessary to consummate and make effective the transactions contemplated by the Merger Agreement, including using reasonable best efforts to obtain all waivers, permits, consents, approvals, authorizations, qualifications and orders of all governmental entities and parties to contracts with US Ecology, NRCG or any of their respective subsidiaries that may be or become necessary for the performance of obligations pursuant to the Merger Agreement and the consummation of the transactions thereunder.

        Each of NRCG and US Ecology has agreed to make all filings required under the HSR Act with respect to the Mergers as promptly as reasonably practicable. In the case of the required Notification and Report Form under the HSR Act, each of US Ecology and JFL-AIV Investors III-JA, L.P. (on behalf of NRCG) filed its notification under the HSR Act on July 8, 2019. On July 16, 2019, each of US Ecology and JFL-AIV Investors III-JA, L.P. (as the controlling stockholder of NRCG) received early termination of the waiting period under the HSR Act. Accordingly, the condition to the Mergers related to obtaining that clearance has been satisfied.

        Notwithstanding the foregoing, US Ecology will not be required to (1) dispose or transfer any asset, including those of NRCG or the US Ecology; (2) license or otherwise make available to any person, any technology or other intellectual property of NRCG or US Ecology; (3) hold separate any assets or operations (either before or after the closing date) of NRCG or US Ecology; or (4) change or modify any course of conduct or otherwise making any commitment (to any governmental entity or otherwise) regarding future operations of US Ecology or NRCG's business to obtain any approval or clearance from any governmental or to prevent the initiation of any legal action by any governmental authority under the HSR Act or any other antitrust law or to prevent the entry of any decree, judgment, injunction (preliminary or permanent), or any order that would otherwise make the Merger Agreement, Mergers, or any contingent agreements unlawful if such action would result in any material reduction in the value (including any reasonably anticipated economic benefit to be received by Holdco and its subsidiaries, taken as a whole), measured either individually or in the aggregate of US Ecology, NRCG and the combined business, expected from the Mergers.

Governance Matters After the Mergers

        Immediately following the Effective Time, the board and executive officers of Holdco will be the board and executive officers of US Ecology immediately prior to the Mergers.

Employee Benefits Matters

        Each employee of NRCG or any of its subsidiaries who continues employment with Holdco or any of its subsidiaries following the closing date of the Mergers (each a "continuing employee") will continue to receive, through the date which is 12 months after the Effective Time (or if earlier, the date of such employee's termination of employment) an annual base salary or hourly wage rate, an annual target cash bonus opportunity amount (excluding equity-based compensation), and other employee benefits (excluding any equity and equity-based, change in control, retention, retiree welfare and defined benefit retirement benefits) that are, in the aggregate, substantially comparable to the annual base salary or hourly wage rate, annual target cash bonus opportunity amount (excluding equity-based compensation), and other employee benefits (excluding any equity and equity-based, change in control, retention, retiree welfare and defined benefit retirement benefits) provided by NRCG and its subsidiaries to such continuing employee on the date of the Merger Agreement, in any case, to the extent consistent with the terms of the governing plan documents. This obligation shall not apply to any continuing employee who is covered by a collective bargaining agreement or similar agreement.

        With respect to any "employee benefit plan" maintained by US Ecology or any of its subsidiaries (but excluding any retiree welfare plans or programs maintained by US Ecology or any of its subsidiaries, any defined benefit retirement plans or programs maintained by US Ecology or any of its subsidiaries, and any equity or equity-based compensation arrangements maintained by US Ecology or any of its subsidiaries) in which any continuing employees will be offered participation, effective as of the Effective Time, and subject to the terms of the governing plan documents, US Ecology shall, or shall cause the NRCG surviving company to, credit all service of the continuing employees with NRCG or any of its subsidiaries, as the case may be as if such service were with US Ecology, for purposes of eligibility to participate (but not for purposes of vesting or benefit accrual, except for vacation, if applicable) for full or partial years of service in any such US Ecology benefit plan; provided, that such service shall not be credited to the extent that: (1) such crediting would result in a duplication of benefits; or (2) such service was not credited under the corresponding NRCG employee benefit plan.

Treatment of US Ecology Stock Options, Restricted Stock Units, Performance Stock Units and Restricted Shares

US Ecology Stock Options

        As of the Effective Time, each US Ecology stock option that is outstanding as of immediately prior to the Effective Time, whether or not then vested or exercisable, shall be automatically assumed by Holdco and shall be converted into an option to acquire the same number of shares of Holdco Common Stock as the number of shares of ECOL Common Stock subject to such US Ecology stock option as of immediately prior to the Effective Time, at the same exercise price per share of Holdco Common Stock as the exercise price per share of ECOL Common Stock of such US Ecology stock option as of immediately prior to the Effective Time; provided, that the exercise price and the number of shares of Holdco Common Stock subject to such replacement option shall be determined in a manner consistent with the requirements of Section 409A of the Code. Each such replacement option shall have, and shall be subject to, substantially the same terms and conditions as applied to the corresponding US Ecology stock option immediately prior to the Effective Time (including vesting, repurchase or other applicable restrictions). No US Ecology stock option shall become vested solely by reason of the execution of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement.

US Ecology Restricted Stock Units

        As of the Effective Time, each US Ecology RSU that is outstanding as of immediately prior to the Effective Time shall be automatically assumed by Holdco and shall be converted into a RSU of Holdco covering the same number of shares of Holdco Common Stock as the number of shares of ECOL Common Stock covered by such US Ecology RSU as of immediately prior to the Effective Time. Each such replacement RSU shall have, and be subject to, substantially the same terms and conditions that were applicable to the corresponding US Ecology RSU immediately before the Effective Time. No US Ecology RSU shall become vested solely by reason of the execution of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement.

US Ecology Performance Stock Units

        As of the Effective Time, each US Ecology PSU that is outstanding as of immediately prior to the Effective Time shall be automatically assumed by Holdco and shall be converted into a PSU of Holdco covering the same number of shares of Holdco Common Stock as the number of shares of ECOL Common Stock covered by such US Ecology PSU as of immediately prior to the Effective Time. Each such replacement PSU shall have, and be subject to, substantially the same terms and conditions that were applicable to the corresponding US Ecology PSU immediately before the Effective Time. No US Ecology PSU shall become vested solely by reason of the execution of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement.

US Ecology Restricted Shares

        As of the Effective Time, each restricted share of ECOL Common Stock that is outstanding as of immediately prior to the Effective Time shall be assumed by Holdco and shall be converted into one share of restricted Holdco Common Stock. Each such replacement restricted share shall have, and be subject to, substantially the same terms and conditions as were applicable to the corresponding US Ecology restricted share immediately before the Effective Time. No US Ecology restricted share shall become vested solely by reason of the execution of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement.

Treatment of NRCG Stock Options and Restricted Stock Units

NRCG Stock Options

        As of the Effective Time, each NRCG stock option that is outstanding as of immediately prior to the Effective Time, whether or not then vested or exercisable, shall be automatically assumed by Holdco and shall be converted into a fully vested and immediately exercisable option to acquire that number of whole shares of Holdco Common Stock equal to the product (rounded down to the nearest whole share) of (1) the number of shares of NRCG Common Stock subject to such NRCG stock option as of immediately prior to the Effective Time and (2) the NRCG Exchange Ratio, at an exercise price per share of Holdco Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (a) the exercise price per share of NRCG Common Stock of such NRCG stock option as of immediately prior to the Effective Time by (b) the NRCG Exchange Ratio; provided, that the exercise price and the number of shares of Holdco Common Stock subject to such replacement option shall be determined in a manner consistent with the requirements of Section 409A of the Code. Each such replacement option shall have, and shall be subject to, substantially the same terms and conditions (other than vesting) as applied to the corresponding NRCG stock option immediately prior to the Effective Time, with such revisions as Holdco in its good faith discretion determines are necessary to reflect (1) the conversion of the applicable NRCG stock option into a replacement Holdco stock option, (2) the fact that such NRCG stock option is exercisable for shares of Holdco Common Stock and (3) the NRCG Merger.

NRCG Restricted Stock Units

        As of the Effective Time, each NRCG RSU that is outstanding as of immediately prior to the Effective Time shall be automatically assumed by Holdco and shall be converted into a RSU of Holdco covering that number of whole shares of Holdco Common Stock equal to the product (rounded to the nearest whole number) of (1) one and (2) the NRCG Exchange Ratio. Each such replacement RSU shall have, and be subject to, substantially the same terms and conditions that were applicable to the corresponding NRCG RSU immediately before the Effective Time, with such revisions as US Ecology in its good faith discretion determines are necessary to reflect (1) the conversion of the applicable NRCG RSU into a Holdco replacement RSU and (2) the NRCG Merger. No NRCG RSU shall become vested solely by reason of the execution of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement.

Treatment of Equity Plans

        In connection with the closing of the Mergers, Holdco will assume each of the US Ecology, Inc. Omnibus Incentive Plan (the "ECOL Omnibus Plan"), the American Ecology Corporation 2008 Stock Option Incentive Plan (the "ECOL Option Plan") and the NRC Group Holdings Corp. 2018 Equity and Incentive Compensation Plan (the "NRCG Equity Plan"). The ECOL Option Plan and the NRCG Equity Plan will be assumed by Holdco solely for the purpose of replacing outstanding equity awards of US Ecology and NRCG with substantially similar equity awards of Holdco, as contemplated by the Merger Agreement. Similarly, the ECOL Omnibus Plan will be assumed by Holdco for the purpose of granting such replacement equity awards of Holdco as contemplated by the Merger Agreement; however, Holdco may also grant any future equity awards unrelated to the Mergers under the ECOL Omnibus Plan.

        Holdco will assume the ECOL Omnibus Plan and restate it as the US Ecology Parent, Inc. Omnibus Incentive Plan (the "Holdco Omnibus Plan") with substantially the same terms as those of the ECOL Omnibus Plan, except that the equity awards granted under the Holdco Omnibus Plan will be in respect of Holdco Common Stock. All awards granted under the ECOL Omnibus Plan that are assumed by Holdco at the Effective Time as contemplated by the Merger Agreement will be treated as if they were granted under the Holdco Omnibus Plan. The following general description of the material terms of the Holdco Omnibus Plan is qualified in its entirety by reference to the Holdco Omnibus Plan, which is filed as Annex G to this joint proxy statement/prospectus. In the event of any inconsistency between this summary and the Holdco Omnibus Plan, the Holdco Omnibus Plan will control.

        Administration—The Holdco Omnibus Plan will be administered by the Compensation Committee of the Holdco Board (the "Compensation Committee"). The Compensation Committee will have full and final authority in its discretion to (1) select the employees, non-employee directors and consultants who will receive awards, provided that awards granted to non-employee directors will be subject to ratification by the full Holdco Board; (2) determine the type or types of awards to be granted; (3) determine the number of shares to which an award will relate, the terms and conditions of any award (including, but not limited to, restrictions as to vesting, performance goals, transferability or forfeiture, exercisability or settlement and waivers or accelerations thereof, and waivers of or modifications to performance goals) and all other matters to be determined in connection with an award; (4) determine the exercise price, base price or purchase price (if any) of an award; (5) determine whether, to what extent, and under what circumstances an award may be cancelled, forfeited or surrendered; (6) determine how a leave of absence will impact an award, (7) determine whether, and to certify that, performance goals to which an award is subject are satisfied; (8) correct any defect or supply any omission or reconcile any inconsistency in the Holdco Omnibus Plan; (9) adopt, amend and rescind rules, regulations, guidelines, forms of agreements and instruments relating to the Holdco Omnibus Plan as it may deem necessary or advisable; (10) construe and interpret the Holdco Omnibus Plan; and (11) make all other determinations as it may deem necessary or advisable for the administration of the Holdco Omnibus Plan.

        Eligibility—Any person who serves as an employee or consultant to Holdco or any of its subsidiaries, as well as any of the non-employee directors of Holdco, will be eligible to receive awards under the Holdco Omnibus Plan.

        Limitation on Shares Available—The total number of shares available for awards under the Holdco Omnibus Plan will be 1,500,000, less the total number of shares issued under the ECOL Omnibus Plan. As of September 6, 2019, 627,983 shares were issued under the ECOL Omnibus Plan and 872,307 shares will be available for awards under the Holdco Omnibus Plan. For purposes of determining the number of shares available for awards, each award that is denominated in shares will count against this limit based on the number of shares underlying the award rather than any lesser number of shares that may be issued in settlement of the award. Any shares tendered by a participant in payment of an exercise price for or settlement of an award or the tax liability with respect to an award, will not be available for future awards under the Holdco Omnibus Plan. Any shares subject to an award or portion thereof that is cancelled or forfeited or otherwise does not result in the issuance of all shares subject thereto will again be available for grant under the Holdco Omnibus Plan. Shares may be reserved or made available from Holdco's authorized and unissued shares or from treasury shares. Shares issued on account of the assumption or substitution of outstanding grants from an acquired company will not reduce the number of shares available for awards. For the avoidance of doubt, shares of ECOL Common Stock issued pursuant to awards granted under the ECOL Omnibus Plan that are assumed by Holdco as contemplated by the Merger Agreement and converted to be in respect of Holdco Common Stock will be treated as if they were issued under the Holdco Omnibus Plan and will reduce the number of shares available for issuance under the Holdco Omnibus Plan.

        Types of Awards—Under the Holdco Omnibus Plan, Holdco may grant awards of restricted stock, performance stock, options, stock appreciation rights ("SARs"), RSUs, PSUs and other stock-based awards or cash awards.

        Options.    Options give a participant the right to purchase a specified number of shares from Holdco for a specified time period at a fixed exercise price. Options granted may be either incentive stock options ("ISOs") or non-qualified stock options. The price at which an underlying share may be purchased will not be less than the fair market value of one share on the date of grant, or, in the case of an ISO granted to a ten-percent stockholder, less than 110% of the fair market value of a share on the date of grant. The Compensation Committee may grant options that have a term of up to ten (10) years, or, in the case of an ISO granted to a 10% stockholder, five years. The award agreement will specify the exercise price, term, vesting requirements, including any performance goals, and any other terms and conditions applicable to the option.

        Stock Appreciation Rights.    A grant of a SAR entitles a participant to receive, upon exercise of the SAR, the excess of (1) the fair market value of one share on the date of exercise, over (2) the per share base price of the SAR. No payment from the participant is required upon the exercise of a SAR. Each award agreement will specify the number of SARs granted, the base price of the SAR (which will not be less than 100% of the fair market value of a share on the date of grant), the time or times at which a SAR may be exercised in whole or in part, the method of exercise, the method of settlement, the method by which shares will be delivered or deemed to be delivered to a participant, the term of the SAR (which will not be greater than ten (10) years) and any other terms and conditions of the SAR.

        Restricted Stock.    An award of restricted stock is a grant of a specified number of shares to the participant, which shares are subject to forfeiture upon the happening of specified events during the restriction period. Each award of restricted stock will specify the duration of the restriction period, the conditions under which the shares may be forfeited, and the amount, if any, the participant must pay to receive the shares. During the restriction period, unless otherwise specified in an award agreement, the participant will have all of the rights of a stockholder with respect to the restricted stock, including the right to vote the shares and to receive dividends with respect to the shares.

        Performance Stock.    An award of performance stock is a grant of a specified number of shares to the participant subject to the achievement of performance goals during a specified performance period and subject to forfeiture upon the occurrence of specified events during the restriction period. Each award agreement will specify the duration of the performance period and restriction period (if any), performance goals applicable to the performance stock, the conditions under which the performance stock may be forfeited and the amount (if any) that the participant must pay to receive the performance stock. Unless otherwise provided in an award agreement, during the specified performance period the participant will not have the right to receive or accumulate dividends paid on or with respect to performance stock. However, the participant will have the right to receive dividends paid after the expiration of the performance period with respect to earned shares, whether or not such shares are subject to further restrictions.

        Restricted Stock Units.    A RSU award is a grant of the right to receive a payment in shares or cash, or a combination thereof, equal to the fair market value of one share on the expiration of the specified restriction period. During the restriction period, the participant will have no rights as a stockholder with respect to shares underlying RSUs. Each award agreement with respect to RSUs will specify the duration of the restriction period, if any, and/or each installment thereof and the conditions under which such award may be forfeited.

        Performance Stock Units.    A PSU award is a grant of the right to receive a payment in shares or cash, or a combination thereof, equal to the fair market value of one share (with or without a performance multiplier) on the expiration of the specified restriction period conditioned on the achievement of performance goals. During the restriction period, the participant will have no rights as a stockholder with respect to shares underlying PSUs. Each award agreement with respect to PSUs will specify the duration of the performance period and the restriction period, if any, the performance goals applicable to the PSUs and the conditions under which the PSUs may be forfeited.

        Other Stock-Based Awards.    The Compensation Committee may grant under the Holdco Omnibus Plan, subject to applicable law, any other type of award that is payable in, or valued in whole or in part by reference to, shares, and that is determined by the Compensation Committee to be consistent with the purposes of the Holdco Omnibus Plan. Such awards may include deferred shares or share purchase awards, as well as an outright grant of shares that are not subject to any vesting or other forfeiture conditions. Other stock-based awards will be subject to additional terms as determined by the Compensation Committee, in its sole discretion, consistent with the Holdco Omnibus Plan.

        Cash-based Awards.    Under the Holdco Omnibus Plan, the Compensation Committee may grant cash-based awards in such amounts and subject to such terms and conditions as it may determine consistent with the Holdco Omnibus Plan. Each cash-based award will specify a payment amount or payment range. Cash-based awards may be based on the attainment of performance goals.

        Effect of a Termination of Employment or Other Service—Unless otherwise provided in an award agreement or an effective employment, consulting, severance or similar agreement between a participant and Holdco or one of its subsidiaries, or as otherwise may be determined by the Compensation Committee, upon a participant's termination of employment or other service (1) at any time, due to death or disability or (2) within twenty-four (24) months following a change in control, without cause or by the participant for good reason, the unvested portion of each award held by the participant will vest in full, with any applicable performance goals being deemed to have been achieved at target or, if greater, actual levels, and any restricted period, if applicable, will lapse and such award will be settled (if necessary). If the participant holds an award of options or SARs, the award will remain exercisable by the participant or the participant's beneficiary or legal representative for ninety (90) days following the participant's termination.

        Unless otherwise provided in an award agreement or an effective employment, consulting, severance or similar agreement between a participant and Holdco or one of its subsidiaries, or as otherwise may be determined by the Compensation Committee, upon a participant's termination of employment or other service for any reason other than those specified in the immediately preceding paragraph, the unvested portion of each award held by the participant will cease to vest and will be forfeited with no further compensation due. If the participant holds an award of options or SARs, the vested portion of such award will remain exercisable for thirty (30) days following the participant's termination unless the termination was for cause, in which case options or SARs that were vested but unexercised will also be forfeited upon such termination.

        Qualifying Performance-Based Compensation—Under the Holdco Omnibus Plan, Holdco's Compensation Committee may, but is not required to, grant awards that will qualify as "performance-based compensation" under Section 162(m) of the Code in order to preserve the deductibility of such awards paid to a "covered employee" (as defined in Section 162(m) of the Code) for federal income tax purposes. Participants granted a qualifying performance-based compensation award are only entitled to receive payment to the extent that the participant satisfies pre-established performance goals, as set by Holdco's Compensation Committee, during a specified performance period. Any specified performance period will not be less than one year. Notwithstanding the foregoing, no awards granted on or after the Effective Time are intended to be a qualifying performance-based compensation award (other than certain awards granted by ECOL and assumed by Holdco in connection with the Mergers).

        Performance Goals—In the discretion of the Compensation Committee, the vesting, earning or settlement of any award may be conditioned upon the achievement of specified performance goals that are substantially uncertain to be met during the specified performance period at the time such goals are established. Performance goals may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or a subsidiary, division, department or function within the company or subsidiary in which the participant is employed or to which the participant provides services. Performance goals may be measured on an absolute or relative basis.

Relative performance may be measured by a group of peer companies, by a financial market index or by another external measure. Performance goals may be based upon: specified levels of or increases in return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA); net economic profit; net income; operating income; safety and/or environmental record; sales; sales growth; gross margin; direct margin; share price (including but not limited to growth measures and total stockholder return), operating profit; operating efficiency; costs; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; enterprise value; economic value added or other value added measurements; revenue; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation, including but not limited to entering into, substantially completing, or receiving payments under, relating to, or deriving from a joint development agreement, licensing agreement, or similar agreement; completion of acquisitions, business expansion or divestitures; implementation of critical projects or related milestones; achievement of operational or efficiency milestones; customer or employee satisfaction; individual objectives; any financial or other measurement deemed appropriate by the Compensation Committee as it relates to the results of operations or other measurable progress; and any combination of any of the foregoing criteria. If the Compensation Committee determines that a change in Holdco's business, operations, corporate structure or capital structure of the company or a subsidiary, or other events or circumstances render the performance goals unsuitable, then the Compensation Committee may modify such performance goals and/or the related minimum, target, maximum and/or other acceptable levels of achievement as may be deemed appropriate and equitable.

        Changes in Capitalization and Change in Control—In the event that the Compensation Committee determines that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects Holdco's shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants in the Holdco Omnibus Plan, then the Compensation Committee will proportionately and equitably adjust any or all of (1) the number and kind of shares which may thereafter be issued in connection with awards, (2) the number and kind of shares issuable in respect of outstanding awards, (3) the aggregate number and kind of shares available for issuance, and (4) the exercise price or grant price relating to any award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding award.

        Unless otherwise provided in an award agreement or an effective employment, consulting, severance or similar agreement, a change in control will not, in and of itself, accelerate the vesting, settlement or exercisability of outstanding awards. Notwithstanding the foregoing (and unless otherwise provided in an award agreement or an effective employment, consulting, severance or similar agreement), if, in connection with a change in control, (1) the successor corporation (or its parent) does not assume an outstanding award or does not agree to substitute or replace such award with an award involving the ordinary common shares of such successor corporation (or its parent) on terms and conditions that preserve the rights of the applicable participant with respect to such award, (2) the securities of Holdco or the successor corporation after the change in control will not be publicly traded on a U.S. securities exchange or (3) the change in control is not approved by a majority of incumbent directors immediately prior to such change in control, the Compensation Committee, in its sole discretion, may take one or more of the following actions with respect to all, some or any such awards: (a) accelerate the vesting, settlement and, if applicable, exercisability of such awards such that the awards are fully vested, settled and, if applicable, exercisable (effective immediately prior to such change in control); provided that awards subject to performance-based vesting conditions will be paid or settled in full based on the greater of the actual or target level (or, in the case of a change in control described in clause (2), maximum level) of achievement of the applicable performance goals through the date of the change in control; (b) cancel outstanding options or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the fair market value of the options or SARs unexercised as of the date of the change in control over the exercise price or base price, as the case may be, of such shares (provided that any option or SAR with an exercise price or base price, as the case may be, that equals or exceeds the fair market value of one share on the date of the change in control will be cancelled with no payment due); or (c) take such other actions as the Compensation Committee deems appropriate to preserve the rights of participants with respect to their awards. The determination of the Compensation Committee with respect to any action taken in connection with a change in control will be conclusive and binding upon each participant.

        Amendment and Termination—The Holdco Board may amend, alter, suspend, discontinue or terminate the Holdco Omnibus Plan without the consent of any participant or stockholders, except that any such amendment, alteration, suspension, discontinuation or termination will be subject to the approval of the stockholders if (1) such action would increase the number of shares available for awards, (2) such action results in the repricing, replacement or cash buyout/repurchase of any option, SAR or other award, or (3) stockholder approval is required by applicable law or regulation or the rules of any stock exchange on which the shares may then be listed. Notwithstanding the foregoing, without the consent of an affected participant, no amendment, alteration, suspension, discontinuation or termination of the Holdco Omnibus Plan may materially adversely affect the rights of a participant under any outstanding award, except insofar as any such action is necessary to ensure compliance with applicable law or regulation or the listing requirements of an applicable securities exchange, including, without limitation, Sections 162(m) or 409A of the Code. Unless earlier terminated, the Holdco Omnibus Plan will terminate on April 7, 2025.

Employee Benefits Actions between Signing of Merger Agreement and Completion of Mergers

        Under the terms of the Merger Agreement, NRCG may not, without the prior consent of US Ecology (which consent shall not be unreasonably withheld, conditioned or delayed) increase the compensation or benefits of any of its directors, officers, employees or consultants, other than (1) increases in compensation for non-officer employees in the ordinary course of business consistent with past practice, provided that such increases are not, in the aggregate, material to NRCG or any of its Subsidiaries, (2) as required by the terms of any NRCG employee benefit plan as in effect as of immediately prior to the date of the Merger Agreement, or (3) as required by law. In addition, NRCG may not, without the prior written consent of US Ecology (which consent shall not be unreasonably withheld, conditioned or delayed) (a) promote any officers or employees of NRCG or its subsidiaries, except in connection with NRCG's annual or quarterly compensation review cycle or as the result of the termination or resignation of any officer or employee, (b) hire or terminate other than for cause (or provide a notice of termination other than for cause to) any officer, employee or consultant whose annualized total compensation exceeds $150,000, or (c) establish, adopt, enter into, materially amend, terminate, or materially modify any NRCG employee benefit plan except as required by law or by the terms of any NRCG employee benefit plan in effect as of the signing of the Merger Agreement.

Other Covenants and Agreements

        The Merger Agreement contains certain other covenants and agreements, including covenants relating to:

  •
  confidentiality and access by each party to certain information about the other parties during the period prior to the Effective Time;

  •
  cooperation between US Ecology and NRCG in the preparation of this joint proxy statement/prospectus;

  •
  cooperation between US Ecology and NRCG in the defense or settlement of any stockholder litigation relating to the Mergers;

  •
  cooperation between US Ecology and NRCG in connection with public announcements;

  •
  causing any dispositions of ECOL Common Stock or NRCG Common Stock resulting from the Mergers and any acquisitions of Holdco Common Stock resulting from the Mergers by each individual who may become subject to reporting requirements under the securities laws to be exempt from Section 16(b) of the Exchange Act;

  •
  cooperation to cause the shares of Holdco Common Stock to be issued to US Ecology stockholders and NRCG stockholders pursuant to the Merger Agreement to be approved for listing on Nasdaq, subject to official notice of issuance;

  •
  cooperation to obtain the tax opinions of counsel required by the Merger Agreement and any tax opinions required to be filed with the SEC in connection with the filing of the registration statement of which this joint proxy statement/prospectus is part, and the delivery of applicable counsel representation letters containing representations necessary or appropriate to enable applicable counsel to deliver the tax opinions required by the Merger Agreement;

  •
  US Ecology's use of its reasonable best efforts to arrange and obtain the debt financing in amount sufficient to consummate the Mergers upon the terms and conditions contemplated by the Merger Agreement and to pay the expenses associated therewith and to fully satisfy all the outstanding indebtedness of NRCG or any of its subsidiaries to the extent required to be repaid in connection with the Mergers and the transactions contemplated by the Merger Agreement.

        Under the Merger Agreement, following the completion of the Mergers, the combined company will assume all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time existing in favor of the current or former directors and officers of NRCG. Following completion of the Mergers, Holdco will obtain a "tail" officers' and directors insurance policy for the benefit of the officers and directors of NRCG and its subsidiaries prior to the Effective Time. The policy will be in place for six years after the Mergers and provide coverage that is at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the indemnified parties than the terms of the directors' and officers' liability insurance policy maintained by NRCG as of the signing of the Merger Agreement. However, Holdco will not be required to expend in any one year an amount in excess of 300% of the last annual premium paid by NRCG at the time the Merger Agreement was signed. In the event the premium exceeds 300% of the last annual premium at the time the Merger Agreement was signed, Holdco will be obligated to obtain an insurance policy with the greatest coverage available for a cost equal to 300% of the annual premium at the time the Merger Agreement was signed.

Conditions to Completion of the Mergers

        Each party's obligation to consummate the Mergers is conditioned upon the satisfaction (or, to the extent permitted by applicable law, waiver by such party) at or prior to the closing of the Mergers of each of the following:

  •
  approval of the NRCG Merger Agreement Proposal by NRCG common stockholders and approval of each of the US Ecology Merger Agreement Proposal, the Holdco Stock Issuance Proposal and the Holdco Charter Amendment Proposal by US Ecology stockholders.

  •
  authorization of the listing on Nasdaq of the shares of Holdco Common Stock to be issued to US Ecology stockholders and NRCG stockholders pursuant to the Mergers, subject to official notice of issuance;

  •
  effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part and the absence of a stop order in respect thereof;

  •
  the waiting period (and any extension thereof) applicable to the Mergers under the HSR Act having expired or been earlier terminated (on July 16, 2019, each of US Ecology and JFL-AIV Investors III-JA, L.P. (as the controlling stockholder of NRCG) received early termination of the waiting period under the HSR Act); and

  •
  the absence of any laws or final and non-appealable orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the Mergers, the Holdco stock issuance, or the other transactions contemplated by the Merger Agreement.

        In addition, the obligations of US Ecology, Holdco, Rooster Merger Sub and ECOL Merger Sub to effect the Mergers is subject to the satisfaction or waiver (if permitted by applicable law) of the following additional conditions:

  •
  the representations and warranties of NRCG other than the representations related to organization, standing and power, capital structure, authority, non-contravention, board approval, anti-takeover statutes, absence of certain changes or events since December 31, 2018, and brokers' and finders' fees, shall be true and correct in all respects (without giving effect to any limitation indicated by the words "material adverse effect," "in all material respects," "in any material respect," "material," or "materially") when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

  •
  the representations and warranties of NRCG relating to capital structure shall be true and correct (other than de minimis inaccuracies) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date);

  •
  the representations and warranties of NRCG relating to organization, standing and power, authority, non-contravention, board approval, anti-takeover statutes, absence of certain changes or events since December 31, 2018, and brokers' and finders' fees shall be true and correct in all respects when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date);

  •
  NRCG shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants in the Merger Agreement required to be performed by or complied with by it at or prior to the close of the Mergers;

  •
  since the date of the Merger Agreement and through the Effective Time, there shall not have been any material adverse effect applicable to NRCG that is continuing;

  •
  receipt of a certificate executed by an executive officer of NRCG as to the satisfaction of the conditions described in the preceding five bullet points; and

  •
  US Ecology's receipt of an opinion from Dechert, or if Dechert is unable or unwilling to deliver such opinion, from Jones Day that the ECOL Merger and the NRCG Merger each will qualify as either (1) a "reorganization" within the meaning of Section 368(a) of the Code or (2) taken together, an exchange described in Section 351 of the Code.

        In addition, the obligations of NRCG to effect the Mergers is subject to the satisfaction or waiver (if permitted by applicable law) of the following additional conditions:

  •
  the representations and warranties of US Ecology, Holdco, Rooster Merger Sub and ECOL Merger Sub other than the representations related to organization, standing and power, capital structure, authority, non-contravention, board approval, anti-takeover statutes, absence of certain changes or events since December 31, 2018, brokers' and finders' fees and ownership of NRCG capital stock, shall be true and correct in all respects (without giving effect to any limitation indicated by the words "material adverse effect," "in all material respects," "in any material respect," "material," or "materially") when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

  •
  the representations and warranties of US Ecology, Holdco, Rooster Merger Sub and ECOL Merger Sub relating to capital structure shall be true and correct (other than de minimis inaccuracies) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date);

  •
  the representations and warranties of US Ecology, Holdco, Rooster Merger Sub and ECOL Merger Sub relating to organization, standing and power, authority, non-contravention, board approval, anti-takeover statutes, absence of certain changes or events since December 31, 2018, and brokers' and finders' fees shall be true and correct in all respects when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date);

  •
  US Ecology, Holdco, Rooster Merger Sub and ECOL Merger Sub shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants in the Merger Agreement required to be performed by or complied with by them at or prior to the close of the Mergers;

  •
  since the date of the Merger Agreement and through the Effective Time, there shall not have been any material adverse effect applicable to US Ecology that is continuing;

  •
  receipt of a certificate executed by an executive officer of the US Ecology certifying as to the satisfaction of the conditions described in the preceding five bullet points; and

  •
  NRCG's receipt of an opinion from Jones Day, or if Jones Day is unable or unwilling to deliver such opinion, from Dechert that the NRCG Merger will qualify as either (1) a "reorganization" within the meaning of Section 368(a) of the Code or (2) taken together with the ECOL Merger, an exchange described in Section 351 of the Code.

Termination of the Merger Agreement

        The Merger Agreement may be terminated at any time prior to the Effective Time, even after the receipt of the required stockholder approvals, under the following circumstances:

  •
  by mutual written consent of NRCG and US Ecology;

  •
  by either NRCG or US Ecology:

  •
  if the Mergers are not consummated by December 23, 2019 (the "outside date"), except that the right to terminate under the provision described in this bullet shall not be available to any party whose breach of the Merger Agreement has been the cause of, or resulted in, the failure of the Mergers to be consummated prior to the outside date, and provided that in the event that a request for additional information has been made by an governmental entity, or in the event the registration statement of which this joint proxy statement/prospectus is a part shall have not yet been declared effective by a date which is 60 days prior to December 23, 2019, then either US Ecology or NRCG may extend the outside date for up to an additional 120 days by providing notice to the other party;

  •
  if any law or final and non-appealable order is enacted, issued, promulgated, enforced or entered into making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Mergers, the Holdco stock issuance, or the other transactions contemplated by the Merger Agreement; except that the right to terminate the Merger Agreement under the provision described in this bullet will not be available to any party whose failure to perform any of its obligations under the Merger Agreement is the principal cause of the issuance, promulgation, enforcement or entry of such law or order;

  •
  if the Merger Agreement has been submitted to the NRCG common stockholders for adoption at a duly convened NRCG common stockholders meeting and the requisite NRCG common stockholder vote shall not have been obtained at such meeting (unless such meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof); or

  •
  if the Merger Agreement and the applicable transactions contemplated hereby have been submitted to the stockholders of US Ecology for adoption and approval at a duly convened US Ecology stockholders meeting and the US Ecology stockholder vote shall not have been obtained at such meeting (unless such meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof).

  •
  by US Ecology, by action of the US Ecology Board:

  •
  if prior to the receipt of the requisite US Ecology stockholder vote, the US Ecology Board authorizes US Ecology, in full compliance with the terms of the Merger Agreement, to enter into an alternative acquisition agreement (other than a confidentiality and standstill agreement that contains confidentiality and standstill provisions that are no less favorable to US Ecology than those contained in the confidentiality agreement with NRCG) in respect of a superior proposal, provided that US Ecology pays to NRCG the US Ecology termination fee described below and substantially concurrently enters into such alternative acquisition agreement;

  •
  if, prior to the receipt of the requisite NRCG common stockholder vote, (1) a NRCG Adverse Recommendation Change shall have occurred or (2) NRCG shall have breached or failed to perform in any material respect any of its no shop obligations; or

  •
  if there shall have been a breach of any representation, warranty, covenant, or agreement in the Merger Agreement on the part of NRCG such that the conditions to the closing of the

      Mergers would not be satisfied and such breach is incapable of being cured or is not cured by the earlier of the outside date or the date that is 30 days following written notice of such breach, except that US Ecology may not terminate the Merger Agreement under the provision described in this bullet if US Ecology or Rooster Merger Sub is then in material breach of the Merger Agreement (which breach has not been cured).

  •
  by NRCG, by action of the NRCG Board:

  •
  if prior to the receipt of the requisite NRCG common stockholder vote, the NRCG Board authorizes NRCG, in full compliance with the terms of the Merger Agreement, to enter into an alternative acquisition agreement (other than a confidentiality and standstill agreement that contains confidentiality and standstill provisions that are no less favorable to NRCG than those contained in the confidentiality agreement with US Ecology) in respect of a superior proposal, provided that NRCG pays to US Ecology the NRCG termination fee described below and NRCG substantially concurrently enters into such alternative acquisition agreement;

  •
  if, prior to the receipt of the requisite US Ecology stockholder vote, (1) a US Ecology Adverse Recommendation Change shall have occurred or (2) US Ecology shall have breached or failed to perform in any material respect any of its no shop obligations; or

  •
  if there shall have been a breach of any representation, warranty, covenant, or agreement on the part of US Ecology, Rooster Merger Sub or ECOL Merger Sub set forth in the Merger Agreement such that the conditions to the closing of the Mergers would not be satisfied and such breach is incapable of being cured or is not cured by the earlier of the outside date or the date that is 30 days following written notice of such breach, except that NRCG may not terminate the Merger Agreement under the provision described in this bullet if NRCG is then in material breach of the Merger Agreement (which breach has not been cured).

        In the event of a valid termination of the Merger Agreement, written notice will be given by the terminating party to the other party specifying the reasons for such termination. In the event of a valid termination of the Merger Agreement, the Merger Agreement will be terminated and will become void and have no effect, without any liability or obligation on the part of any party, except that certain provisions regarding termination fees and other general matters will survive such termination. The termination of the Merger Agreement will not affect the obligations of the parties contained in the confidentiality agreements between NRCG and US Ecology dated March 23, 2019 and March 25, 2019.

Expenses and Termination Fees; Liability for Breach

        Each party shall pay all fees and expenses incurred by it in connection with the Mergers and the other transactions contemplated by the Merger Agreement, provided, however that the parties will share equally all fees and expenses incurred in connection with the HSR Act.

        NRCG will be obligated to pay a termination fee of $35 million to US Ecology if:

  •
  the Merger Agreement is terminated by US Ecology in the event of an NRCG Adverse Recommendation Change or NRCG's breach of its no shop obligations;

  •
  the Merger Agreement is terminated by NRCG in respect of NRCG's entry into an alternative acquisition agreement with respect to a superior proposal;

  •
  the Merger Agreement is terminated by (1) US Ecology in respect of a breach of the Merger Agreement by NRCG or (2) by NRCG or US Ecology as a result of the passage of the outside date or because the requisite NRCG common stockholder vote is not obtained, and a takeover proposal with respect to NRCG has been publicly disclosed and not withdrawn (or, with respect to a termination by US Ecology in respect of a breach of the Merger Agreement by NRCG, publicly disclosed or otherwise made or communicated in writing or electronic transmission to NRCG or the NRCG Board and not withdrawn), and within 12 months of the termination of the Merger Agreement, NRCG enters into a definitive alternative acquisition agreement with respect to a takeover proposal, or any takeover proposal involving NRCG is consummated, provided that for purposes of the provision described in this bullet, the term "takeover proposal" has the meaning described under the "The Merger Agreement—No Solicitation of Takeover Proposals," except that all references to 15% therein will be changed to "more than 50%" instead.

        US Ecology will be obligated to pay a termination fee of $60 million to NRCG if:

  •
  the Merger Agreement is terminated by NRCG in the event of a US Ecology Adverse Recommendation Change or US Ecology's breach of its no shop obligations;

  •
  the Merger Agreement is terminated by US Ecology in respect of US Ecology's entry into an alternative acquisition agreement with respect to a superior proposal;

  •
  the Merger Agreement is terminated by (1) NRCG in respect of a breach of the Merger Agreement by US Ecology or (2) by NRCG or US Ecology as a result of the passage of the outside date or because the requisite US Ecology stockholder vote is not obtained, and a takeover proposal with respect to US Ecology has been publicly disclosed and not withdrawn (or, with respect to a termination by NRCG in respect of a breach of the Merger Agreement by US Ecology, publicly disclosed or otherwise made or communicated in writing or electronic transmission to US Ecology or the US Ecology Board and not withdrawn), and within 12 months of the termination of the Merger Agreement, US Ecology enters into a definitive alternative acquisition agreement with respect to a takeover proposal, or any takeover proposal involving US Ecology is consummated, provided that for purposes of the provision described in this bullet, the term "takeover proposal" has the meaning described under the "The Merger Agreement—No Solicitation of Takeover Proposals," except that all references to 15% therein will be changed to "more than 50%" instead.

        In addition, if the Merger Agreement is terminated by US Ecology or NRCG because the US Ecology requisite stockholder vote is not obtained, then US Ecology shall pay to NRCG up to $10.0 million of the reasonable and documented out-of-pocket fees and expenses of NRCG incurred in connection with or related to the authorization, preparation, negotiation, execution and performance of the Merger Agreement and the transactions contemplated thereby

Amendments, Extensions and Waivers

        The Merger Agreement may be amended or supplemented by the parties to the Merger Agreement at any time before or after the receipt of the approvals of the NRCG common stockholders and US Ecology stockholders required to consummate the Mergers. Notwithstanding the foregoing, after approval of the Merger Agreement by the NRCG common stockholders and/or US Ecology stockholders, there may not be, without further approval of such stockholders, any amendment or supplement to the Merger Agreement which by applicable law or in accordance with any applicable self-regulatory organization would require stockholder approval.

        At any time prior to the Effective Time, any party may (1) extend the time for performance of any obligations or other acts of the other party or parties, (2) waive any inaccuracies in the representations and warranties of the other party or parties contained in the Merger Agreement or any document delivered under the Merger Agreement and (3) unless otherwise prohibited by applicable law, waive compliance by the other parties with any of the agreements or conditions contained in the Merger Agreement

Parties in Interest

        Nothing in the Merger Agreement, express or implied, confers upon any person other than the parties (and their respective successors and permitted assigns) any right, benefit or remedy of any nature whatsoever under or by reason of the Merger Agreement, except that for six years from the Effective Time, the combined company will indemnify each present (as of the Effective Time) and former director and officer of NRCG or its subsidiaries (in each case, when acting in such capacity) against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses incurred in connection with any action pertaining to matters existing or occurring at or prior to the Effective Time. In addition, the Merger Agreement contains certain provisions in favor of potential debt financing sources in connection with the US Ecology debt financing contemplated by the Merger Agreement. For more information, see the section entitled "The Mergers—Indebtedness Following the Mergers."

        For additional information regarding indemnification of directors and officers, see the section entitled "The Merger Agreement—Other Covenants and Agreements" of this joint proxy statement/prospectus.

Specific Performance

        NRCG and US Ecology have agreed in the Merger Agreement that irreparable damage would occur in the event that any of the provisions of the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached. To that end, the parties agreed that each will be entitled to an injunction or injunctions to prevent actual or threatened breaches of the Merger Agreement and to enforce specifically the performance of terms and provisions of the Merger Agreement. The parties further waived the defense of adequacy of remedies at law as a prerequisite to obtaining equitable relief.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

        The following is a general discussion of the U.S. federal income tax consequences of the Mergers to U.S. holders of ECOL Common Stock, NRCG Common Stock, NRCG Warrants and NRCG Series A Preferred Stock.

        This discussion is based on the Code, applicable U.S. Treasury regulations, administrative interpretations and court decisions, each as in effect as of the date of this joint proxy statement/prospectus and all of which are subject to change, possibly with retroactive effect. Any such change could affect the validity of this discussion. This discussion addresses only holders of ECOL Common Stock, NRCG Series A Preferred Stock, NRCG Warrants and NRCG Common Stock that hold their stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any non-income taxes or any foreign, state or local tax consequences including any unearned income Medicare contribution tax pursuant to the Health Care and Reconciliation Act of 2010, or to holders subject to special rules, including, without limitation:

  •
  persons subject to the alternative minimum tax;

  •
  tax-exempt and governmental organizations;

  •
  banks, insurance companies and other financial institutions;

  •
  brokers or dealers in securities;

  •
  regulated investment companies and real estate investment trusts;

  •
  persons who hold ECOL Common Stock, NRCG Series A Preferred Stock, NRCG Warrants or NRCG Common Stock as part of a hedging or conversion transaction or as part of a short-sale or straddle;

  •
  certain U.S. expatriates and former citizens or long-term residents of the United States;

  •
  persons whose functional currency is not the U.S. dollar;

  •
  partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein); and

  •
  persons who acquired ECOL Common Stock, NRCG Series A Preferred Stock, NRCG Warrants or NRCG Common Stock pursuant to the exercise of options or otherwise as compensation.

        For purposes of this discussion, a "U.S. holder" is a beneficial owner of ECOL Common Stock, NRCG Series A Preferred Stock, NRCG Warrants or NRCG Common Stock that is:

  •
  an individual citizen or resident of the United States;

  •
  a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust (1) that is subject to the primary supervision of a court within the United States and all the substantial decisions of which are controlled by one or more U.S. persons or (2) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

        If a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds ECOL Common Stock, NRCG Series A Preferred Stock, NRCG Warrants or NRCG Common Stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partners of partnerships holding ECOL Common Stock, NRCG

Series A Preferred Stock, NRCG Warrants or NRCG Common Stock should consult their own tax advisors.

        THE FOLLOWING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE POTENTIAL TAX CONSEQUENCES OF THE MERGERS. PLEASE CONSULT YOUR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE MERGERS, INCLUDING TAX RETURN REPORTING REQUIREMENTS AND THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES.

General

        US Ecology and NRCG intend that, for U.S. federal tax purposes, the Mergers will qualify as a "reorganization" within the meaning of Section 368(a) of the Code or, alternatively the NRCG Merger, together with the ECOL Merger, will be treated as an "exchange" described in Section 351 of the Code. It is a condition to US Ecology's and NRCG's obligations to complete the Mergers that each of US Ecology and NRCG receive an opinion from Dechert or Jones Day, dated as of the closing date, to the effect that, in the case of US Ecology, the Mergers will each qualify as a "reorganization" within the meaning of Section 368(a) of the Code or, alternatively, the Mergers together will be treated as an "exchange" described in Section 351 of the Code and, in the case of NRCG, the NRCG Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code or, alternatively, the NRCG Merger, taken together with the ECOL Merger, will be treated as an "exchange" described in Section 351 of the Code.

        These opinions will be based on customary assumptions and representations from US Ecology and NRCG, as well as certain covenants and undertakings by Holdco, US Ecology, NRCG, Rooster Merger Sub and ECOL Merger Sub. If any of the assumptions, representations, covenants or undertakings is incorrect, incomplete or inaccurate or is violated, the validity of the opinions described above may be affected and the tax consequences of the Mergers could differ, perhaps substantially, from those described in this joint proxy statement/prospectus.

        An opinion of counsel represents counsel's best legal judgement but is not binding on the Internal Revenue Service (the "IRS") or any court, so there can be no certainty that the IRS will not challenge the conclusions reflected in the opinion or that a court would not sustain such a challenge. Neither US Ecology nor NRCG intends to obtain a ruling from the IRS regarding the qualification of each of the Mergers as a "reorganization" within the meaning of Section 368(a) of the Code nor of the treatment of the Mergers together as an "exchange" described in Section 351 of the Code. If the IRS were to successfully challenge the treatment of the Mergers described above, the tax consequences could differ, perhaps substantially, from those described in this joint proxy statement/prospectus. The following discussion assumes the receipt and accuracy of the opinions described above.

U.S. Federal Income Tax Consequences of the Mergers to U.S. Holders of ECOL Common Stock, NRCG Series A Preferred Stock, NRCG Warrants and NRCG Common Stock

Exchange of ECOL Common Stock, NRCG Series A Preferred Stock and NRCG Common Stock for Holdco Common Stock

        Subject to the discussions below relating to the receipt of cash in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and the exchange of NRCG

Warrants, a U.S. holder of ECOL Common Stock, NRCG Series A Preferred Stock or NRCG Common Stock that receives shares of Holdco Common Stock in connection with the Mergers:

  •
  will not recognize any gain or loss upon the exchange of shares of ECOL Common Stock, NRCG Series A Preferred Stock or NRCG Common Stock for shares of Holdco Common Stock in connection with the Mergers;

  •
  will have a tax basis in the shares of Holdco Common Stock received in the Mergers equal to the tax basis of the shares of ECOL Common Stock, NRCG Series A Preferred Stock or NRCG Common Stock, respectively, surrendered in exchange therefor; and

  •
  will have a holding period for shares of Holdco Common Stock received in the Mergers that includes its holding period for its shares of ECOL Common Stock, NRCG Series A Preferred Stock or NRCG Common Stock, respectively, surrendered in exchange therefor.

Cash in Lieu of Fractional Shares

        A U.S. holder that receives cash in lieu of a fractional share of Holdco Common Stock generally will be treated as having received such fractional share as merger consideration and then as having received the cash in exchange for such fractional share. Gain or loss generally will be recognized based on the difference between the amount of cash received in lieu of the fractional share and the tax basis allocated to such fractional share of Holdco Common Stock.

        Any gain (or loss) with respect to a fractional share recognized by a U.S. holder generally will be long-term capital gain (or loss) if the U.S. holder's shares of NRCG Series A Preferred Stock or NRCG Common Stock exchanged for the merger consideration are held as a capital asset by the U.S. holder and, as of the Effective Time, the holding period for such shares is greater than one year, which generally includes the holding period of capital assets exchanged for those shares in a prior transaction treated as a "reorganization" within the meaning of Section 368(a) of the Code or an "exchange" described in Section 351 of the Code.

        U.S. holders that acquired different blocks of NRCG Common Stock or NRCG Series A Preferred Stock at different times or different prices should consult their tax advisor regarding the manner in which gain or loss should be determined in their specific circumstances.

Exchange of NRCG Warrants for Replacement Warrants

        If the NRCG Merger qualifies as a "reorganization" within the meaning of Section 368(a) of the Code, a U.S. holder of NRCG Warrants that receives Replacement Warrants in connection with the NRCG Merger will:

  •
  not recognize any gain or loss upon the exchange of NRCG Warrants for Replacement Warrants in the NRCG Merger;

  •
  have a tax basis in the Replacement Warrants received in the NRCG Merger equal to the tax basis of the NRCG Warrants surrendered in exchange therefor; and

  •
  have a holding period for the Replacement Warrants received in the NRCG Merger that includes its holding period for its shares of NRCG Warrants surrendered in exchange therefor.

        If the NRCG Merger does not qualify as a "reorganization" within the meaning of Section 368(a) of the Code and, assuming the NRCG Merger, together with the ECOL Merger, will be treated as an

"exchange" described in Section 351 of the Code, a U.S. holder that exchanges solely NRCG Warrants for Replacement Warrants in the NRCG Merger will:

  •
  recognize gain or loss equal to the difference between the fair market value of such Replacement Warrants and the U.S holder's tax basis in the NRCG Warrants surrendered therefor;

  •
  will have a tax basis in the Replacement Warrants received in the NRCG Merger equal to the fair market value of such Replacement Warrants; and

  •
  will have a new holding period in the Replacement Warrants.

Exchange of NRCG Warrants and NRCG Common Stock and/or NRCG Series A Preferred Stock for Replacement Warrants and Holdco Common Stock

        If the NRCG Merger does not qualify as a "reorganization" within the meaning of Section 368(a) of the Code and, assuming the NRCG Merger, together with the ECOL Merger, will be treated as an "exchange" described in Section 351 of the Code, a U.S. holder that exchanges NRCG Warrants in addition to NRCG Common Stock and/or NRCG Series A Preferred Stock for Replacement Warrants and Holdco Common Stock in the NRCG Merger will:

  •
  recognize gain (but not loss) equal to the lesser of (x) the sum of the fair market value of the Replacement Warrants and Holdco Common Stock received by such holder minus such U.S. holder's aggregate adjusted tax basis in the NRCG Warrants, NRCG Common Stock and/or NRCG Series A Preferred Stock surrendered therefor and (y) the fair market value of the Replacement Warrants received by such U.S. holder;

  •
  have a tax basis (x) in the Replacement Warrants received in the NRCG Merger equal to the fair market value of such Replacement Warrants and (y) in Holdco Common Stock received equal to the aggregate tax basis of the NRCG Warrants, NRCG Common Stock or NRCG Series A Preferred Stock surrendered therefor reduced by the fair market value of the NRCG Warrants transferred and increased by the gain recognized by such U.S. holder; and

  •
  have a new holding period in the Replacement Warrants and a holding period in the Holdco Common Stock received in the Mergers that includes the U.S. holder's holding period for its shares of NRCG Series A Preferred Stock or NRCG Common Stock, respectively, surrendered in exchange therefor.

        U.S. holders of NRCG Warrants are urged to consult with their own tax advisors as to the specific tax consequences to you of the Mergers.

Information Reporting and Backup Withholding

        Certain U.S. holders of NRCG Common Stock or NRCG Series A Preferred Stock may be subject to information reporting and backup withholding of U.S. federal income tax with respect to any cash received in lieu of fractional shares of Holdco Common Stock pursuant to the Mergers. Backup withholding will not apply, however, to a U.S. holder that furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding on IRS Form W-9 or is otherwise exempt from backup withholding and provides proof of the applicable exemption. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or credit against the U.S. holder's U.S. federal income tax liability, if any, provided that such U.S. holder timely furnishes the required information to the IRS.

 ACCOUNTING TREATMENT

        Holdco will prepare its financial statements in accordance with GAAP. The Mergers will be accounted for using the acquisition method of accounting with US Ecology being considered the acquirer of NRCG for accounting purposes under Accounting Standards Codification Topic 805, Business Combinations ("ASC 805"). This means that US Ecology will allocate the purchase consideration to the fair value of NRCG tangible and intangible assets and liabilities at the acquisition date, with the excess purchase consideration being recorded as goodwill. Under the acquisition method of accounting, goodwill is not amortized but is tested for impairment at least annually.

        US Ecology was determined to be the accounting acquirer based on an assessment of the criteria outlined in ASC 805 and the facts and circumstances specific to the Mergers, including that, following the closing of the Mergers, (1) stockholders of US Ecology are expected to own a majority of the voting interests of Holdco, (2) the composition of the Holdco Board will be identical to the US Ecology Board immediately prior to the closing of the Mergers and (3) the composition of the management team of Holdco will be identical to the composition of the management team of the US Ecology immediately prior to the closing of the Mergers. As a result, the historical financial statements of US Ecology will become the historical financial statements of Holdco.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        The unaudited pro forma condensed combined balance sheet as of June 30, 2019, combines the historical consolidated balance sheets of US Ecology and NRCG, giving effect to the Mergers as if they had occurred on June 30, 2019. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2019 and for the year ended December 31, 2018 combine the historical consolidated statements of operations of US Ecology and NRCG, giving effect to the Mergers as if they had occurred on January 1, 2018, the first day of the fiscal year ended December 31, 2018. The historical financial statements of US Ecology and NRCG, which are included elsewhere or incorporated by reference in this joint proxy statement/prospectus have been adjusted in the unaudited pro forma condensed combined financial statements to give pro forma effect to events that are (i) directly attributable to the Mergers, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined company's results.

        The unaudited pro forma condensed combined financial statements give effect to the Mergers. The unaudited pro forma condensed combined financial statements have been prepared by US Ecology in accordance with the regulations of the SEC. Based on a comprehensive review of the requirements of ASC 805, Business Combinations, US Ecology management concluded that US Ecology is the accounting acquirer based on a number of factors, including (i) stockholders of US Ecology are expected to own a majority of the voting rights of Holdco, (ii) the composition of the Holdco Board will be identical to the US Ecology Board immediately prior to the closing of the Mergers and (iii) the composition of the management team of Holdco will be identical to the composition of the management team of the US Ecology immediately prior to the closing of the Mergers. As a result, the historical financial statements of US Ecology will become the historical financial statements of Holdco. The Mergers are considered a business combination and therefore the unaudited pro forma condensed combined financial statements have been prepared using the acquisition method of accounting under GAAP. Under the acquisition method of accounting for purposes of these unaudited pro forma condensed combined financial statements, management of US Ecology and NRCG have determined a preliminary estimated purchase price, calculated as described in Note 2 to these unaudited pro forma condensed combined financial statements. The NRCG assets acquired and liabilities assumed in connection with the Mergers are recorded at their estimated acquisition date fair values. A final determination of these estimated fair values will be based on the actual net assets of NRCG that exist as of the date of completion of the Mergers.

        The unaudited pro forma condensed combined financial statements are based on the assumptions and adjustments that are described in the accompanying notes and have been presented for informational purposes only. The unaudited pro forma condensed combined financial statements and pro forma adjustments have been prepared based on preliminary estimates of fair value of assets acquired and liabilities assumed using estimates and assumptions that US Ecology believes are reasonable based on the information that is currently available to it. Differences between these preliminary estimates and the final acquisition accounting will occur and those differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined company's future results of operations and financial position. The actual amounts recorded as of the completion of the Mergers may differ materially from the information presented in these unaudited pro forma combined financial statements as a result of the amount of cash used by NRCG operations prior to the closing of the Mergers, changes in the fair value of a share of NRCG Common Stock, the timing of the closing of the Mergers, and other changes in NRCG assets and liabilities that occur prior to the completion of the Mergers.

        The unaudited pro forma condensed combined financial statements do not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies, synergies or other savings or expenses that may be associated with the integration of the two companies. The unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had US Ecology and NRCG been a combined company during the specified periods.

        The unaudited pro forma condensed combined financial statements, including the notes thereto, should be read in conjunction with the separate US Ecology and NRCG historical financial statements included elsewhere or incorporated by reference in this joint proxy statement/prospectus.

 UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF JUNE 30, 2019
(In thousands)

	Historical
	US Ecology, Inc.	NRC Group Holdings Corp.	Pro Forma Adjustments (Note 3)		Pro Forma Combined
Assets
Current Assets:
Cash and cash equivalents	$17,690	$22,615	$50,267	(a)	$90,572
Receivables, net	150,037	100,345	—		250,382
Inventory	—	7,329	—		7,329
Prepaid expenses and other current assets	11,938	6,665	—		18,603
Income taxes receivable	6,661	—	—		6,661

Total current assets	186,326	136,954	50,267		373,547
Property and equipment, net	265,620	156,534	32,166	(b)	454,320
Operating lease assets	17,575	—	35,112	(c)	52,687
Restricted cash and investments	5,021	—	—		5,021
Intangible assets, net	274,866	70,833	318,167	(d)	663,866
Goodwill	210,466	52,864	406,411	(d)	669,741
Other assets	1,542	4,081	—		5,623

Total assets	$961,416	$421,266	$842,123		$2,224,805

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$21,733	$34,373	$—		$56,106
Deferred revenue	12,985	3,704	—		16,689
Accrued liabilities	32,895	16,456	18,608	(e)	67,959
Accrued salaries and benefits	14,790	5,659	—		20,449
Current portion of contingent consideration	—	6,509	—		6,509
Current portion of long-term debt	—	3,431	(1,181)	(f)	2,250
Current portion of equipment loan	—	728	—		728
Short-term borrowings	—	43,000	(43,000)	(f)	—
Current portion of closure and post-closure obligations	2,231	—	—		2,231
Current portion of operating lease liabilities	4,932	—	10,626	(c)	15,558

Total current liabilities	89,566	113,860	(14,947)		188,479
Long-term contingent consideration	—	4,886	—		4,886
Long-term debt	334,000	329,145	103,330	(f)	766,475
Long-term closure and post-closure obligations	77,688	1,346	—		79,034
Long-term operating lease liabilities	12,553	—	24,486	(c)	37,039
Other long-term liabilities	4,132	14,424	—		18,556
Deferred income taxes, net	66,718	—	114,704	(g)	181,422

Total liabilities	584,657	463,661	227,573		1,275,891
Commitments and contingencies
Stockholders' Equity:
Preferred Stock	—	102,967	(102,967)	(h)	—
Common stock	221	4	89	(h)	314
Additional paid-in capital	184,747	20,677	571,794	(h)	777,218
Retained earnings (accumulated deficit)	204,916	(159,637)	139,228	(h)	184,507
Treasury stock, at cost	(835)	—	—		(835)
Accumulated other comprehensive loss	(12,290)	(6,406)	6,406	(h)	(12,290)

Total stockholders' equity (deficit)	376,759	(42,395)	614,550		948,914

Total liabilities and stockholders' equity	$961,416	$421,266	$842,123		$2,224,805

See accompanying notes to pro forma condensed combined financial statements.

 UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2019
(In thousands)

	Historical
	US Ecology, Inc.	NRC Group Holdings Corp.	Reclassification Adjustments (Note 4)		Pro Forma Adjustments (Note 4)		Pro Forma Combined
Revenue	$286,839	$222,335	$—		$(1,117)	(c)	$508,057
Direct operating costs	202,015	154,933	17,755	(a)	(1,117)	(c)	369,664
			—		(3,356)	(d)
			—		(566)	(e)

Gross profit	84,824	67,402	(17,755)		3,922		138,393
Selling, general and administrative expenses	44,354	71,091	(17,755)	(a)	14,001	(d)	107,070
			—		(30)	(e)
			—		(4,591)	(f)

Operating income (loss)	40,470	(3,689)	—		(5,458)		31,323
Other income (expense):
Interest income	409	9	—		—		418
Interest expense	(7,618)	(14,348)	—		2,722	(g)	(19,244)
Foreign currency gain (loss)	(523)	51	—		—		(472)
Other	232	89	—		—		321

Total other income (expense)	(7,500)	(14,199)	—		2,722		(18,977)
Income (loss) before income taxes	32,970	(17,888)	—		(2,736)		12,346
Income tax expense (benefit)	9,436	687	—		(739)	(h)	9,384

Net income (loss)	$23,534	(18,575)	$—		$(1,997)		$2,962

Earnings (loss) per share:
Basic	$1.07	$(0.60)					$0.09
Diluted	$1.06	$(0.60)					$0.09
Shares used in earnings (loss) per share calculation:
Basic	21,997	37,226			(27,878)	(i)	31,345
Diluted	22,203	37,226			(27,765)	(i)	31,664

See accompanying notes to pro forma condensed combined financial statements.

 UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2018
(In thousands)

	Historical
	US Ecology, Inc.	NRC Group Holdings Corp.	Reclassification Adjustments (Note 4)		Pro Forma Adjustments (Note 4)		Pro Forma Combined
Revenue	$565,928	$360,170	$—		$(2,151)	(c)	$923,947
Direct operating costs	395,834	242,208	28,695	(a)	(2,151)	(c)	663,557
			—		(5,331)	(d)
			—		4,302	(e)

Gross profit	170,094	117,962	(28,695)		1,029		260,390
Selling, general and administrative expenses	92,340	139,427	(28,695)	(a)	28,075	(d)	231,373
			—		226	(e)
Impairment charges	3,666	—	—		—		3,666

Operating income (loss)	74,088	(21,465)	—		(27,272)		25,351
Other income (expense):
Interest income	215	—	—		—		215
Interest expense	(12,130)	(22,122)	(3,610)	(b)	(1,308)	(g)	(39,170)
Foreign currency gain	55	50			—		105
Other	2,630	(3,423)	3,610	(b)	—		2,817

Total other income (expense)	(9,230)	(25,495)	—		(1,308)		(36,033)
Income (loss) before income taxes	64,858	(46,960)	—		(28,580)		(10,682)
Income tax expense (benefit)	15,263	297	—		(7,717)	(h)	7,843

Net income (loss)	$49,595	$(47,257)	$—		$(20,863)		$(18,525)

Earnings (loss) per share:
Basic	$2.27	$(1.95)					$(0.59)
Diluted	$2.25	$(1.95)					$(0.59)
Shares used in earnings (loss) per share calculation:
Basic	21,888	25,003			(15,655)	(i)	31,236
Diluted	22,047	25,003			(15,814)	(i)	31,236

See accompanying notes to pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF TRANSACTION AND BASIS OF PRO FORMA PRESENTATION

Description of Transaction

        On June 23, 2019, US Ecology, Holdco, ECOL Merger Sub, Rooster Merger Sub and NRCG entered into the Merger Agreement. Under the terms of the Merger Agreement, ECOL Merger Sub will merge with and into US Ecology, with US Ecology as the surviving entity and continuing as a wholly-owned subsidiary of Holdco and, simultaneously therewith, Rooster Merger Sub will merge with and into NRCG, with NRCG as the surviving entity and continuing as a wholly-owned subsidiary of Holdco.

        In the ECOL Merger, each share of ECOL Common Stock issued and outstanding immediately prior to the Effective Time (other than cancelled shares) will be converted into the right to receive (1) one share of Holdco Common Stock and (2) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of shares of ECOL Common Stock in accordance with the Merger Agreement. Outstanding equity awards of US Ecology will be assumed by Holdco and converted into equity awards at Holdco on a one-for-one basis as set forth in the Merger Agreement and described herein under the section entitled "The Merger Agreement—Treatment of US Ecology Stock Options, Restricted Stock Units, Performance Stock Units and Restricted Shares." Each share of ECOL Common Stock that is held by US Ecology as treasury stock or that is owned by Holdco, ECOL Merger Sub, US Ecology or any of their respective direct or indirect wholly-owned subsidiaries as of immediately prior to the Effective Time will automatically be cancelled and will cease to exist, without any conversion thereof, and no consideration will be delivered in exchange therefor.

        In the NRCG Merger, each share of NRCG Common Stock issued and outstanding immediately prior to the Effective Time (other than cancelled shares) will be converted into the right to receive, and become exchangeable for (1) 0.196 of a share of Holdco Common Stock for each share of NRCG Common Stock, (2) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Common Stock in accordance with the Merger Agreement. Each share of NRCG Series A Preferred Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, and become exchangeable for (1) a whole number of shares of Holdco Common Stock equal to the product of (a) the number of shares of NRCG Common Stock that such share of NRCG Series A Preferred Stock could be converted into at the Effective Time (including Fundamental Change Additional Shares and Accumulated Dividends (each as defined in the NRCG Series A Certificate of Designation)) multiplied by (b) the NRCG Exchange Ratio, (2) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of NRCG Series A Preferred Stock in accordance with the Merger Agreement. In the NRCG Merger, each share of NRCG Common Stock or NRCG Series A Preferred Stock that is owned by NRCG, Rooster Merger Sub or any of their respective direct or indirect wholly-owned subsidiaries immediately prior to the Effective Time will automatically be cancelled and will cease to exist, without any conversion thereof, and no consideration will be delivered in exchange therefor.

        Also at the Effective Time, US Ecology shall cause all shares of Holdco Common Stock that are issued and outstanding immediately prior to the Effective Time to be surrendered and cancelled and cease to exist, with no consideration delivered in exchange therefor.

        At the Effective Time and by virtue of the NRCG Merger, in exchange for each outstanding NRCG Warrant issued pursuant to the NRCG Warrant Agreement, between Continental Stock Transfer & Trust Company and NRCG, unless otherwise elected by the holder of any such NRCG Warrant, Holdco will issue a Replacement Warrant that complies with and satisfies the applicable terms and conditions under the Warrant Agreement to each holder of an NRCG Warrant providing that such Replacement Warrant will be exercisable for a number of shares of Holdco Common Stock equal to the product (rounded to the nearest whole number) of (1) the number of shares of NRCG Common Stock that would have been issuable upon the exercise of the NRCG Warrant immediately prior to the Effective Time and (2) the NRCG Exchange Ratio, at an exercise price equal to the quotient obtained by dividing (a) the pre-NRCG Merger exercise price ($11.50 per share) by (b) the NRCG Exchange Ratio. Following the closing of the Mergers, Holdco will comply with all terms and conditions set forth in each such Replacement Warrant.

        Outstanding shares of NRCG equity awards will be converted into equity awards of Holdco pursuant to the mechanics set forth in the Merger Agreement and described herein under the section entitled "The Merger Agreement—Treatment of NRCG Stock Options and Restricted Stock Units."

        In addition, US Ecology intends to incur a new $450.0 million seven-year term loan (the "Term Loan"), the proceeds of which will be used to immediately repay NRCG's existing term loan and revolving credit facility and to pay transaction fees and expenses associated with the Mergers, with the remaining proceeds used to pay down US Ecology's existing revolving credit facility. The Term Loan is anticipated to bear interest at a base rate plus 1.25% or LIBOR plus 2.25% (with a step-up to base rate plus 1.50% or LIBOR plus 2.50% in the event US Ecology does not have a BB (with a stable or better outlook) or better from S&P and Ba2 (with a stable or better outlook) or better from Moody's), at US Ecology's option. Interest only payments are due either quarterly or on the last day of any interest period (or, if such interest period extends over three months, at the end of each three month interval during such interest period), as applicable. The Term Loan is subject to amortization in equal quarterly installments in an aggregate annual amount equal to 1.00% of the original principal amount of the Term Loan with the remainder due at maturity. The debt financing is expected to close simultaneously with the closing of the transactions contemplated under the Merger Agreement.

Basis of Pro Forma Presentation

        The unaudited pro forma condensed combined financial statements use the historical financial statements of US Ecology and NRCG, which are prepared in accordance with GAAP, and include pro forma adjustments to present the pro forma financial position and results of operations of the combined company pursuant to the rules and regulations of Article 11 of Regulation S-X of the SEC. The historical financial statements of US Ecology and NRCG have only been adjusted to show pro forma effects that are (i) directly attributable to the Mergers, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined company's results.

        The unaudited pro forma condensed combined balance sheet as of June 30, 2019, combines the historical consolidated balance sheets of US Ecology and NRCG, giving effect to the Mergers as if they had occurred on June 30, 2019. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2019 and for the year ended December 31, 2018 combine the historical consolidated statements of operations of US Ecology and NRCG, giving effect to the Mergers as if they had occurred on January 1, 2018, the first day of the fiscal year ended December 31, 2018. Based on the terms of the Mergers, US Ecology's management has concluded that US Ecology is the acquiring company for accounting purposes and the Mergers will be accounted for as a business combination in accordance with GAAP. Accordingly, the assets and liabilities of US Ecology will be reported as of the Effective Time of the Mergers at their respective historical carrying values and the acquired net assets of NRCG will be recorded as of the Effective Time of the Mergers at their fair values. For the purpose of these unaudited pro forma condensed combined financial statements, management of US Ecology has determined a preliminary estimated purchase price for the business combination, and such amount has been calculated as described in Note 2 to these unaudited pro forma condensed combined financial statements. The net assets acquired in connection with the

Mergers are at their estimated fair values. A final determination of these estimated fair values will be based on the actual net acquired assets of NRCG as of the Effective Time of the Mergers.

        The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by US Ecology as disclosed in US Ecology's audited consolidated financial statements as of and for the year ended December 31, 2018 and US Ecology's unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2019.

        NRCG is an "emerging growth company" as defined in the JOBS Act. Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies, which is generally one year later than public companies.

        US Ecology's net sales presented in the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2019 and for the year ended December 31, 2018 have been accounted for under the provisions of ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). Due to its emerging growth company status, Topic 606 will be effective for NRCG's fiscal year 2019 and interim periods thereafter. NRCG's management has completed its preliminary assessment of the financial statement impact of Topic 606 and does not expect it to have a material impact on its financial position or results of operations. Accordingly, no adjustment to NRCG's net sales in the unaudited pro forma condensed combined statement of income for the six months ended June 30, 2019 and for the year ended December 31, 2018 has been made.

        US Ecology's operating and financing lease liabilities and corresponding right-of-use assets presented in the unaudited pro forma condensed combined balance sheet as of June 30, 2019 have been accounted for under the provisions of ASU No. 2016-02, Leases (Topic 842), as amended. Due to its emerging growth company status, Topic 842 will be effective for NRCG's annual and interim periods beginning after December 15, 2019. NRCG's management has completed its preliminary assessment of the financial statement impact of Topic 842, resulting in the pro forma recognition of operating and financing lease liabilities and corresponding right-of-use assets of $35.1 million as of June 30, 2019.

        After taking into account NRCG's pro forma adoption of Topic 606 and Topic 842, as well as reclassifications set forth in Note 4, a preliminary analysis indicates that US Ecology's remaining accounting policies are similar in all material respects to those of NRCG. Upon completion of the acquisition, or as more information becomes available, US Ecology will perform a more detailed review of NRCG's accounting policies. As a result of that review, differences could be identified between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial information.

        Certain reclassifications have been reflected in the pro forma adjustments to conform NRCG's presentation to US Ecology's in the unaudited pro forma condensed combined balance sheet and statements of operations. Note 4 sets forth additional information about reclassifications and adjustments necessary to conform NRCG's financial statements to the accounting policies and presentation used by US Ecology.

NOTE 2. CALCULATION OF ESTIMATED MERGER CONSIDERATION AND PRELIMINARY PURCHASE PRICE ALLOCATION

        The fair value of the merger consideration to be transferred upon completion of the Mergers will include (1) the fair value of Holdco Common Stock to be issued to NRCG stockholders, (2) the fair value of NRCG Warrants that will be exchanged for Replacement Warrants, (3) the fair value attributable to the precombination service period of NRCG replacement RSUs that will be exchanged for replacement Holdco RSUs (4) the fair value of NRCG stock options that will be exchanged for replacement Holdco stock options and (5) Holdco's repayment of NRCG's interest bearing debt, as provided for in the Merger Agreement and in connection with the consummation of the Mergers. The estimated merger consideration is as follows:

$s in thousands, except per share/warrant/RSU/option data	June 30, 2019
Common and Preferred Shares:
NRCG common shares outstanding at June 30, 2019	38,050,385
NRCG 7.00% Series A Convertible Cumulative Preferred Shares outstanding at June 30, 2019, converted to common shares(1)	9,645,353

Total NRCG common shares	47,695,738
Exchange ratio	0.196

Shares of Holdco Common Stock to be issued to NRCG shareholders	9,348,365
Estimated fair value per share of Holdco Common Stock(2)	$59.13

Fair value of Holdco Common Stock to be issued	$552,769

Warrants:
NRCG Warrants outstanding at June 30, 2019	19,248,741
Exchange ratio	0.196

Replacement Warrants to be issued to NRCG Warrant holders	3,772,753
Estimated fair value per warrant(3)	$10.20

Fair value of Replacement Warrants to be issued	$38,482

RSUs:
NRCG RSUs outstanding at June 30, 2019	908,778
Exchange ratio	0.196

Replacement RSUs to be issued to NRCG RSU holders	178,120
Estimated fair value per RSU(4)	$59.13

Fair value of replacement RSUs to be issued	$10,532
Vesting percentage attributable to precombination service period	9.7%

Fair value of replacement RSU purchase consideration	$1,022

Stock Options:
NRCG stock options outstanding at June 30, 2019	150,000
Exchange ratio	0.196

Replacement stock options to be issued to NRCG stock option holders	29,400
Estimated fair value per stock option(5)	$9.91

Fair value of replacement stock options to be issued	$291

Other Consideration:
Estimated repayment of NRCG's term loan and revolving credit facility	$384,458

Total preliminary accounting consideration	$977,022

(1)
1,050,000 shares of NRCG Series A Preferred Stock outstanding at June 30, 2019 exchanged for common shares in accordance with the terms of the Merger Agreement and the formulas set forth in the NRCG Series A Certificate of Designation.

(2)
The estimated fair value of Holdco Common Stock of $59.13 per share as of August 28, 2019, is based on the closing price of ECOL Common Stock on August 28, 2019.

(3)
The estimated fair value of Replacement Warrants of $10.20 per share as of August 28, 2019, was based on the closing price of NRCG Warrants (NYSE: NRCG.WS) of $2.00 on August 28, 2019 divided by the exchange ratio of 0.196.

(4)
The estimated fair value of Holdco replacement RSUs of $59.13 per share as of August 28, 2019, is based on the closing price of ECOL Common Stock on August 28, 2019.

(5)
The estimated fair value of the assumed vested replacement stock options of $9.91 per option as of August 28, 2019 was calculated under the Black-Scholes option pricing model, with the following weighted-average assumptions: strike price of $52.30 per option based on original strike price of $10.25 per option divided by the exchange ratio of 0.196, dividend yield of 1.2%; expected volatility of 30%; average risk-free interest rate of 1.42%; and an expected term of 5.4 years.

        The actual number of shares of Holdco Common Stock issued to NRCG stockholders upon the completion of the Mergers will be based on the actual number of shares of NRCG Common Stock issued and outstanding at the Effective Time of the Mergers, and the valuation of those shares will be based on the per share price of Holdco Common Stock at that time. Likewise, the number of NRCG Warrants, NRCG stock options and NRCG RSUs that will be converted into Replacement Warrants, Holdco stock options and Holdco RSUs upon completion of the Mergers will be based on the actual number of awards that are outstanding at the Effective Time of the Mergers, and the valuation of these awards will also utilize the estimated per share price of Holdco Common Stock at that time. Accordingly, the total purchase price for the Mergers could differ from the amount in the unaudited pro forma condensed combined financial statements, and that difference could be material. A 10% increase (decrease) to the Holdco Common Stock price would increase (decrease) the purchase price by $55.3 million, with a corresponding change to goodwill. Therefore, the estimated consideration expected to be transferred reflected in these unaudited pro forma condensed combined financial statements does not purport to represent what the actual consideration transferred will be when the Mergers are completed.

        Under the acquisition method of accounting, the total purchase price and the acquired tangible and intangible assets and assumed liabilities of NRCG are recorded based on their estimated fair values as of the Effective Time of the Mergers. The excess of the consideration paid over the estimated fair values of net assets acquired will be recorded as goodwill on the unaudited condensed combined consolidated balance sheet.

        The preliminary purchase price to acquire NRCG is based on the estimated fair value of Holdco Common Stock as of August 28, 2019. The preliminary purchase price was allocated among the assets acquired and liabilities assumed using NRCG's balance sheet as of June 30, 2019 as follows:

$s in thousands	June 30, 2019
Cash and cash equivalents	$22,615
Receivables	100,345
Inventory	7,329
Prepaid expenses and other current assets	6,665
Property and equipment	188,700
Operating lease assets	35,112
Intangible assets	389,000
Goodwill	459,275
Other assets	4,081

Total Assets	1,213,122

Accounts payable	34,373
Deferred revenue	3,704
Accrued liabilities	11,331
Accrued salaries and benefits	5,659
Short-term borrowings	728
Current portion of operating lease liabilities	10,626
Current portion of contingent consideration	6,509
Other current liabilities	3,324
Long-term contingent consideration	4,886
Long-term closure and post-closure obligations	1,346
Long-term operating lease liabilities	24,486
Other long-term liabilities	14,424
Deferred income taxes, net	114,704

Total Liabilities	236,100

Net assets acquired	$977,022

        The fair value estimates are preliminary because the Mergers have not yet been completed. The final total accounting consideration and amounts allocated to NRCG's assets and liabilities could differ materially from the preliminary amounts presented in these unaudited pro forma condensed combined financial statements. Accounting consideration could decrease based on the market price of Holdco Common Stock which would have a corresponding decrease in the amount of goodwill that would result from the Mergers. A decrease in the fair value of NRCG's assets or an increase in the fair value of NRCG's liabilities from the preliminary valuations presented would result in a dollar-for-dollar corresponding increase in the amount of goodwill that will result from the Mergers.

        Preliminary property and equipment assets in the unaudited pro forma condensed combined financial information consist of the following:

$s in thousands	Estimated Fair Value	Weighted Average Depreciation Period (Years)
Machinery and equipment	$60,208	5
Vehicles and trailers	39,935	4
Vessels and equipment	23,007	13
Land improvements	22,753	13
Leasehold improvements	8,883	12
Equipment,furniture and fixtures	4,080	3
Computer systems/license fees	2,536	3
Construction in progress	27,298	n/a

Total property and equipment	$188,700

        Depreciation related to the property and equipment assets is reflected as a pro forma adjustment in the unaudited pro forma condensed combined statements of operations based on the estimated useful lives above and as further described in Note 4(e). The property and equipment assets and related deprecation are preliminary and are based on preliminary valuations prepared by third-party advisors and reviewed by management. If the value of the property and equipment assets is higher than the amounts included in these unaudited pro forma condensed combined financial statements, it may result in higher depreciation expense than is presented in the unaudited pro forma condensed combined statement of operations. Any such increases could be material, and could result in Holdco's actual future financial condition and results of operations differing materially from those presented in the unaudited pro forma condensed combined financial statements.

        Identified intangible assets are required to be measured at fair value and these acquired assets could include assets that are not intended to be used or sold or that are intended to be used in a manner other than their highest and best use. For purposes of these unaudited pro forma condensed combined financial statements, US Ecology assumed that all assets will be used in a manner that represents the highest and best use of those assets. Preliminary identified intangible assets in the unaudited pro forma condensed combined financial information consist of the following:

$s in thousands	Estimated Fair Value	Weighted Average Amortization Period (Years)
Amortizing intangible assets:
Customer relationships—noncontractual(1)	$292,300	15
Customer relationships—contractual(2)	$33,600	7
Permits and licenses(3)	9,600	16
Tradenames(4)	7,300	2

Total identified amortizing intangible assets	342,800
Non-amortizing intangible assets:
Permits and licenses(5)	46,200	n/a

Total identified intangible assets	$389,000

(1)
The preliminary fair value of noncontractual customer relationships was estimated under an income approach using the "multi-period excess earnings" method which considers the net cash flows expected to be generated by the intangible asset by excluding any cash flows related to contributory assets. The incremental after-tax cash flows attributable to the intangible asset are then discounted to their present value. The estimate of the preliminary fair value of noncontractual customer relationships considered only the projected sales from NRCG's current customers, which included an annual inflationary growth rate and a customer attrition rate based on an analysis of NRCG's historical customer sales data for the previous three years. Other significant assumptions used in the multi-period period excess earnings method of estimating the preliminary fair value of noncontractual customer relationships include contributory asset charges, which are based on an analysis of the projected contribution of other assets necessary to achieve the projected cash flows of the noncontractual customer relationships, and the concluded discount rate, which is based on the noncontractual customer relationships intangible asset's specific risk-adjusted required rate of return.

(2)
The preliminary fair value of contractual customer relationships was estimated under an income approach using the "lost profits" method which considers the loss of economic profits under a hypothetical condition where the intangible asset does not exist and needs to be re-created. Cash flows are calculated both including and excluding the intangible asset and the difference in cash flows is discounted to a present value. Significant assumptions used to estimate the preliminary fair value of contractual customer relationships under this method include the estimated financial performance without the contractual customer relationships in place, the estimated time needed to re-create the contractual customer relationships, the estimated customer attrition rate and the concluded discount rate.

(3)
The preliminary fair value of amortizing permits and licenses was estimated under a cost approach which considers the cost to acquire a similar or substitute asset of equivalent utility. Significant assumptions used to estimate the preliminary fair value of amortizing permits and licenses under this method include the labor costs, advisory fees, and other expenses estimated to be incurred to obtain the permits and licenses.

(4)
The preliminary fair value of tradenames was estimated under a combination of an income approach and a market approach using the "relief-from-royalty" method which considers the market-based royalty a company would pay to enjoy the benefits of the tradename in lieu of actual ownership of the tradename. The hypothetical stream of royalty payments is then discounted to a present value. Significant assumptions used to estimate the preliminary fair value of tradenames under this method include the estimated royalty rate and the concluded discount rate.

(5)
The preliminary fair value of nonamortizing permits and licenses was estimated under the "multi-period excess earnings" method as previously discussed. Significant assumptions used to estimate the preliminary fair value of nonamortizing permits and licenses under this method include the estimated contributory asset charges and the concluded discount rate.

        Amortization related to the identified intangible assets is reflected as a pro forma adjustment in the unaudited pro forma condensed combined statements of operations based on the estimated useful lives above and as further described in Note 4(d). The identified intangible assets and related amortization are preliminary and are based on preliminary valuations prepared by third-party advisors and reviewed by management. As discussed above, the amount that will ultimately be allocated to identified intangible assets and the related amount of amortization, may differ materially from this preliminary allocation. In addition, the amortization impacts will ultimately be based upon the periods in which the associated economic benefits or detriments are expected to be derived. Therefore, the amount of amortization following the Mergers may differ significantly between periods based upon the final value assigned and amortization methodology used for each identified intangible asset.

NOTE 3. PRO FORMA ADJUSTMENTS TO THE CONDENSED COMBINED BALANCE SHEET

(a)
To record cash proceeds from the new Term Loan in excess of amounts used to repay NRCG's existing term loan and revolving credit facility and related accrued interest.

$s in thousands	June 30, 2019
Principal amount of new Term Loan	$450,000
Estimated debt issuance costs	(15,275)

Estimated net proceeds from issuance of new Term Loan	434,725
Repayment of NRCG's term loan	(339,657)
Repayment of NRCG revolving credit facility	(43,000)
Repayment of NRCG's accrued interest	(1,801)

Total cash proforma adjustment	$50,267

(b)
To adjust the property and equipment of NRCG to preliminary fair value.

(c)
To record operating and financing lease liabilities and corresponding right-of-use assets in accordance with NRCG's pro forma adoption of ASU No. 2016-02, Leases (Topic 842), as amended.

(d)
To record the estimated intangible assets of NRCG at preliminary fair value. Goodwill represents the difference between the fair value of the estimated merger consideration and the fair value of the assets acquired and liabilities assumed in the Mergers.

$s in thousands	Intangible Assets	Goodwill
Elimination of historical carrying value	$(70,833)	$(52,864)
Preliminary estimate of fair value	389,000	459,275

Total pro forma adjustment	$318,167	$406,411

(e)
To record repayment of accrued interest on NRCG's existing term loan and revolving credit facility and to record estimated transaction costs of $25.0 million, net of $4.6 million of accrued transaction costs as of June 30, 2019.

$s in thousands	June 30, 2019
Elimination of NRCG accrued interest from accrued liabilities	$(1,801)
Record estimated transaction costs	20,409

Total accrued liabilities proforma adjustment	$18,608

(f)
To record issuance of new Term Loan, net of related debt issuance costs and eliminate the NRCG historical debt and related debt issuance costs that have no future economic benefit, as follows:

$s in thousands	June 30, 2019
Issuance of new Term Loan, current	$4,500
Estimated new Term Loan debt issuance costs, current	(2,250)
Repayment of current portion of NRCG long-term debt	(3,431)

Total current portion of long-term debt proforma adjustment	$(1,181)

Repayment of NRCG short-term borrowings	$(43,000)

Issuance of new Term Loan, long-term	$445,500
Estimated new Term Loan debt issuance costs, long-term	(13,025)
Repayment of NRCG long-term debt	(336,226)
Elimination of NRCG unamortized debt issuance costs	7,081

Total long-term debt proforma adjustment	$103,330

(g)
To record estimated net deferred tax liabilities associated with fair value adjustments to property and equipment and intangible assets using an estimated blended federal and state statutory rate of 27% and an estimated increase in NRCG's historical net deferred tax liability that is expected to be realized in future periods as a result of the Merger.

$s in thousands	June 30, 2019
Deferred tax liability from fair value adjustments to property and equipment and intangible assets	$112,558
Increase in NRCG's historical net deferred tax liability	2,146

Total deferred income taxes proforma adjustment	$114,704

(h)
To record the elimination of NRCG's historical equity balances and the issuance of approximately 9.3 million shares of Holdco Common Stock to be issued in the Mergers. Retained earnings were reduced for estimated transaction costs. Estimated transaction costs have been excluded from the unaudited condensed combined pro forma statement of operations as they reflect charges directly attributable to the Mergers that will not have an ongoing impact on the combined company.

$s in thousands	Preferred Stock	Common Stock	Additional Paid-In Capital	Retained Earnings/ (Accumulated Deficit)	Accumulated Other Comprehensive Loss
Elimination of historical carrying value	$(102,967)	$(4)	$(20,677)	$159,637	$6,406
Issuance of Holdco Common Stock	—	93	552,676	—	—
Fair value of Replacement Warrants	—	—	38,482	—	—
Fair value of replacement stock options	—	—	291	—	—
Fair value of replacement RSU purchase consideration	—	—	1,022	—	—
Estimated transaction costs	—	—	—	(20,409)	—

Total pro forma adjustment	$(102,967)	$89	$571,794	$139,228	$6,406

NOTE 4. RECLASSIFICATION AND PRO FORMA ADJUSTMENTS TO THE CONDENSED COMBINED STATEMENTS OF OPERATIONS

Reclassification Adjustments

        The following reclassification adjustments were made to conform the presentation of NRCG's historical statements of operations to US Ecology's presentation:

(a)
To reclassify $17.8 million and $28.7 million of depreciation and amortization from selling, general & administrative expenses to direct operating costs for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(b)
To reclassify $3.6 million of loss on debt extinguishment from other expense to interest expense for the year ended December 31, 2018.

Pro Forma Adjustments

(c)
To eliminate revenues and the corresponding expenses related to transactions treated as intercompany as a result of the Mergers.

(d)
To record the elimination of historical amortization expense and recognition of new amortization expense related to identifiable intangible assets. The estimated amortization expense is based on the estimated useful lives, which were determined based on a review of the time period over which economic benefit of the intangible asset is estimated to be generated as well as historical experience with similar assets. Amortization of permit-based intangible assets is recorded as a component of direct operating costs while amortization of all other intangible assets are recorded as a component of selling, general and administrative expenses.

$s in thousands	Pro Forma Six Months Ended June 30, 2019	Pro Forma Year Ended December 31, 2018
Direct operating costs:
Reversal of NRCG's historical intangible asset amortization	$(3,656)	$(5,931)
Amortization of identified intangible assets	300	600

Total intangible amortization pro forma adjustment	$(3,356)	$(5,331)

Selling, general and administrative expenses:
Reversal of NRCG's historical intangible asset amortization	$(192)	$(312)
Amortization of identified intangible assets	14,193	28,387

Total intangible amortization pro forma adjustment	$14,001	$28,075

(e)
To record the elimination of historical depreciation expense and recognition of new depreciation expense related to purchased property and equipment. The estimated depreciation expense is based on the estimated useful lives, which were determined based on a review of the time period over which economic benefit of the asset is estimated to be generated as well as historical experience with similar assets. Depreciation of revenue-generating property and equipment assets is recorded as a component of direct operating costs while depreciation of administrative property and equipment assets is recorded as a component of selling, general and administrative expenses.

$s in thousands	Pro Forma Six Months Ended June 30, 2019	Pro Forma Year Ended December 31, 2018
Direct operating costs:
Reversal of NRCG's historical property and equipment depreciation	$(14,100)	$(22,764)
Depreciation of purchased property and equipment	13,534	27,066

Total depreciation pro forma adjustment	$(566)	$4,302

Selling, general and administrative expenses:
Reversal of NRCG's historical property and equipment depreciation	$(742)	$(1,198)
Depreciation of purchased property and equipment	712	1,424

Total depreciation pro forma adjustment	$(30)	$226

(f)
To record the elimination of nonrecurring transaction costs recognized during the six months ended June 30, 2019 that are directly related to the Mergers.

(g)
To eliminate the historical interest expense related to NRCG's borrowings and to record interest expense and amortization of deferred financing costs under the new Term Loan as follows:

$s in thousands	Pro Forma Six Months Ended June 30, 2019	Pro Forma Year Ended December 31, 2018
Eliminate interest expense on NRCG borrowings	$14,348	$22,122
Estimated interest expense on new Term Loan	(10,510)	(21,179)
Estimated amortization of debt issuance costs on new Term Loan	(1,116)	(2,251)

	$2,722	$(1,308)

  Pro forma interest expense on the new Term Loan was calculated based on an estimated effective interest rate of 5.23%. Based on outstanding indebtedness of $450.0 million, if market rates used to calculate interest expense were 1/8% higher, pro forma interest expense would increase by approximately $0.3 million and $0.6 million for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(h)
To record the tax effect of the pro forma adjustments using an estimated blended federal and state statutory rate of 27%. The statutory rate used for the purpose of calculating pro forma results are not indicative of future effective tax rates of the combined organization.

(j)
Represents the increase in the weighted average shares due to the cancellation of NRCG's Common Stock and the issuance of 9,348,365 shares of Holdco Common Stock in connection with the proposed Mergers.

Shares in thousands	Pro Forma Six Months Ended June 30, 2019	Pro Forma Year Ended December 31, 2018
Cancellation of NRCG common shares	(37,226)	(25,003)
Issuance of Holdco common shares	9,348	9,348

Total proforma common share adjustment—basic	(27,878)	(15,655)
Reverse US Ecology dilutive shares	—	(159)
Dilutive effect of share-based awards	113	—

Total proforma common share adjustment—diluted	(27,765)	(15,814)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF US ECOLOGY

        The following table sets forth certain information regarding the beneficial ownership of shares of ECOL Common Stock as of September 6, 2019 (unless otherwise indicated) by:

  •
  each person who is known by US Ecology to be the beneficial owner of more than 5% of ECOL Common Stock;

  •
  each of US Ecology's directors and executive officers; and

  •
  all executive officers and directors of US Ecology as a group.

        Beneficial ownership is determined in accordance with SEC rules. Shares of ECOL Common Stock subject to options exercisable within sixty (60) days of September 6, 2019 are deemed outstanding for calculating the percentage of outstanding shares of the person holding such options, but are not deemed outstanding for calculating the percentage ownership of any other person. Percentage of beneficial ownership is based upon shares of ECOL Common Stock outstanding on September 6, 2019.

        Unless otherwise indicated, US Ecology believes that all persons named in the table below have sole voting and investment power with respect to all shares of ECOL Common Stock beneficially owned by them.

Name and Address of Beneficial Owners(1)	Shares Owned		Right to Acquire (Exercisable within 60 days of Record Date)(2)	Total	Percent of Class
BlackRock, Inc.	3,143,065	(3)	—	3,143,065	14.2
Silvercrest Asset Management Group LLC	1,406,482	(4)	—	1,406,478	6.4
The Vanguard Group	1,354,954	(5)	—	1,354,954	6.1
Joe F. Colvin	8,300		—	8,300	*
Katina Dorton	7,500		—	7,500	*
Glenn A. Eisenberg	3,000		—	3,000	*
Daniel Fox	6,440		—	6,440	*
Ronald C. Keating	3,800		—	3,800	*
Stephen A. Romano	12,695		—	12,695	*
John T. Sahlberg	7,306		—	7,306	*
Melanie Steiner	1,100		—	1,100	*
Jeffrey R. Feeler	64,782		16,966	81,748	*
Simon G. Bell	42,242		17,100	59,342	*
Steven D. Welling	29,369		17,900	47,269	*
Eric L. Gerratt	27,553		17,100	44,653	*
Andrew P. Marshall	13,344		10,532	23,876	*
All directors, director nominees and executive officers as a group (13 people)	214,736		79,598	294,334	1.3

(1)
Unless otherwise notes, the business addresses of each of the following entities or individuals is 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 38702.

(2)
Represents options held that were exercisable within sixty (60) days of the Record Date. Does not include US Ecology PSUs. US Ecology PSUs are awards granted by US Ecology and payable, subject to vesting requirements, in ECOL Common Stock.

(3)
Information obtained solely from Schedule 13G/A filed on January 31, 2019, wherein BlackRock, Inc. is identified to possess sole voting power of 3,098,327 shares and sole dispositive power of 3,143,065 shares of ECOL Common Stock.

(4)
Information obtained solely from Schedule 13G/A filed on February 14, 2019, wherein Silvercrest Asset Management Group LLC is identified to possess the shared power to vote and dispose of 1,406,478 shares of ECOL Common Stock together with Silvercrest L.P. and Silvercrest Asset Management Group Inc.

(5)
Information obtained solely from Schedule 13G/A filed on February 11, 2019, wherein The Vanguard Group is identified to possess sole voting power of 45,909 shares, shared voting power of 5,587 shares, sole dispositive power of 1,306,060 shares, and shared dispositive power of 48,883 shares.

*
Represents less than 1%.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF NRCG

        The following table sets forth certain information regarding the beneficial ownership of shares of NRCG Common Stock as of September 6, 2019 (unless otherwise indicated) by:

  •
  each person who is known by NRCG to be the beneficial owner of more than 5% of NRCG Common Stock;

  •
  each of NRCG's directors and executive officers; and

  •
  all executive officers and directors of NRCG as a group.

        The beneficial ownership of NRCG Common Stock, subject to the exclusions below, is based on 38,050,385 shares of NRCG Common Stock issued and outstanding as of September 6, 2019.

        Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants or other derivative securities that are currently exercisable or convertible or exercisable or convertible within 60 days.

        Unless otherwise indicated, NRCG believes that all persons named in the table below have sole voting and investment power with respect to all shares of NRCG Common Stock beneficially owned by them.

Name and Address of Beneficial Owners(1)	Shares Owned	Right to Acquire within 60 days(7)	Total	Percent of Class
Entities affiliated with J.F. Lehman & Company, LLC(2)	27,479,694	—	27,479,694	67.9%
Nomura Securities International, Inc.(3)	3,219,113	—	3,219,113	8.2%
Polar Asset Management Partners Inc.(4)	2,025,875	—	2,025,875	5.1%
SBTS, LLC(5)	5,728,415	—	5,728,415	13.5%
James R. Baumgardner(6)	5,000	8,333	13,333	*
Michael Bayer	—	8,333	8,333	*
Donald Glickman	—	8,333	8,333	*
C. Alexander Harman(2)	—	—	—	*
Daniel J. Hennessy	1,271,961	8,333	1,280,294	3.4%
Joseph Peterson	—	48,292	48,292	*
James F. O'Neil III	168,930	8,333	177,263	*
John R. Rapaport(5)	—	—	—	*
Glenn M. Shor(2)	—	—	—	*
Christian Swinbank	—	76,370	76,370	*
All directors and officers as a group (10 persons)	1,445,891	166,327	1,612,218	4.2%

*
Indicates percentage of less than one percent.

(1)
Unless otherwise noted, the business addresses of each of the following entities or individuals is 952 Echo Lane, Suite 460, Houston, Texas 77024.

(2)
(A) Includes 23,021,521 shares of NRCG Common Stock held by JFL Partners. JFL Partners may be deemed to be controlled by its sole members, JFL-NRCG Partners, LLC ("JFL-NRCG") and JFL-SES Partners, LLC ("JFL-SES"). JFL-SES is controlled by JFL-SES Holdings, LLC ("JFL-SES Holdings"), which is controlled by its member JFL-SES (JA) Holdings, LLC ("JFL-SES (JA)"), which is controlled by its sole member JFL-SES Int. (JA) Holdings, LLC ("JFL-SES Int."), which is controlled by its member JFL AIV Investors III-JA, L.P. ("JFL AIV JA"). JFL-NRCG is controlled by its member JFL-NRCG (JA) Holdings, LLC ("JFL-NRCG (JA)"), which is controlled by its sole member JFL-NRCG Int. (JA) Holdings, LLC ("JFL-NRCG Int."), which is controlled by its member JFL AIV JA. JFL AIV JA is controlled by its general partner, JFL GP Investors III, LLC ("Ultimate GP III"). Ultimate GP III is controlled by its managers Messrs. John F. Lehman, Louis N. Mintz, Stephen L. Brooks and C. Alexander Harman. (B) Includes (x) 165,568 shares of NRCG Common Stock and (y) 193,064 shares of NRCG Common Stock issuable upon conversion of 24,133 shares of NRCG Series A Preferred Stock, held by JFL Holdings III. JFL Holdings III may be deemed to be controlled by its managing member, JFL-NRCG Annex Fund, LP ("Annex Fund"). Annex Fund is controlled by its general partner, Ultimate GP III. (C) Includes (x) 1,892,605 shares of NRCG Common Stock and (y) 2,206,936 shares of NRCG Common Stock issuable upon conversion of 275,867 shares of NRCG Series A Preferred Stock, held by JFL Holdings IV. JFL Holdings IV may be deemed to be controlled by its managing member, JFL Equity Investors IV, LP ("JFL Equity Investors IV"). JFL Equity Investors IV is controlled by its general partner, JFL GP Investors IV ("Ultimate GP IV"). Ultimate GP IV is controlled by its managers Messrs. John F. Lehman, Louis N. Mintz, Stephen L. Brooks and C. Alexander Harman. Each of Messrs. C. Alexander Harman and Glenn M. Shor is employed by JFLCo, holding the position of partner. Neither Messrs. Harman nor Shor individually direct the voting or disposition of the shares held of record by the entities affiliated with JFLCo in this footnote #2 and disclaim beneficial ownership of the shares held by such entities except to the extent of their pecuniary interest therein. The principal business address of each entity listed in this Footnote #2 is c/o J.F. Lehman & Company, LLC, 110 East 59th Street, 27th Floor, New York, NY 10022. Each of JFL Partners, JFL-NRCG, JFL-SES, JFL-SES Holdings, JFL-SES (JA), JFL-SES Int., JFL AIV JA, JFL-NRCG (JA), JFL-NRCG Int., Ultimate GP III, JFL Holdings III, Annex Fund, JFL Holdings IV, JFL Equity Investors IV, Ultimate GP IV and each of Messrs. Lehman, Mintz, Brooks and Harman disclaims beneficial ownership of the shares held by JFL Partners, JFL Holdings III and JFL Holdings IV, except to the extent of their pecuniary interest therein.

(3)
According to information provided to NRCG on March 18, 2019, includes (x) 2,159,113 shares of NRCG Common Stock held by Nomura Securities International, Inc. ("Nomura") and (y) 1,060,000 shares of NRCG Common Stock issuable upon conversion of 132,500 shares of NRCG Series A Preferred Stock held by Nomura. Nomura is a wholly-owned indirect subsidiary of Nomura Holdings, Inc., which accordingly may be deemed to beneficially own the shares beneficially owned by Nomura. Nomura is a registered broker dealer and a FINRA member firm, and may be viewed as a statutory underwriter under the Securities Act. The principal business address of Nomura is 309 West 49th Street, New York, NY 10019.

(4)
According to a Schedule 13G/A filed on February 11, 2019, includes 2,025,875 shares of NRCG Common Stock underlying warrants. Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company ("PMSMF") and certain managed accounts (together with PMSMF, the "Polar Vehicles"), with respect to the NRCG Common Stock underlying the warrants directly held by the Polar Vehicles.

(5)
According to a Schedule 13D/A filed on July 26, 2019, includes (x) 1,463,415 shares of NRCG Common Stock, (y) 4,240,000 shares of NRCG Common Stock issuable upon the conversion of 530,000 shares of NRCG Series A Preferred Stock and (z) 25,000 shares of NRCG Common Stock issuable upon the exercise of NRCG stock options granted to Mr. Rapaport who holds the options for the benefit of SBTS (as defined below). These securities are held directly by SBTS, LLC ("SBTS"). Stephen C. Freidheim may be deemed to indirectly beneficially own the securities directly held by SBTS because Mr. Freidheim may be deemed to have voting and investment power over such securities as the sole member of Cyrus Capital Partners GP, L.L.C. ("Cyrus Capital GP") and the Chief Investment Officer of Cyrus Capital Partners, L.P. ("Cyrus Capital").

  Cyrus Capital GP is the general partner of Cyrus Capital and Cyrus Capital is the Manager of SBTS. John R. Rapaport is a partner in Cyrus Capital. However, Mr. Rapaport does not have voting and/or investment power over the shares directly held by SBTS and therefore may not be deemed to be the beneficial owner of such shares.

(6)
Shares of NRCG Common Stock are held by The Baumgardner Family Revocable Trust, dated December 6, 2006, as amended, of which Mr. Baumgardner serves as a co-trustee.

(7)
Represents NRCG stock options that are exercisable within sixty (60) days of September 6, 2019 and NRCG RSUs that will settle within sixty (60) days of September 6, 2019. Does not include NRCG stock options that will vest in full upon consummation of the Mergers. For more information see the section titled "The Mergers—Interests of NRCG Directors and Executive Officers in the Mergers."

 DESCRIPTION OF HOLDCO CAPITAL STOCK

        This section of this joint proxy statement/prospectus summarizes the material terms of Holdco's capital stock that will be in effect if the Mergers are completed. You are encouraged to read (1) the Holdco Amended Charter, which will be in effect as of the Effective Time and a form of which is attached as Annex E to this joint proxy statement/prospectus and is incorporated herein by reference, (2) the Holdco Amended Bylaws, which will be in effect as of the Effective Time and a form of which is included as Annex F to this joint proxy statement/prospectus and is incorporated herein by reference and (3) the applicable provisions of the DGCL.

Holdco Common Stock

General

        Under the Holdco Amended Charter, Holdco will have the authority to issue 75,000,000 shares of Holdco Common Stock, par value $0.01 per share.

        After giving effect to the Holdco Amended Charter, each share of Holdco Common Stock will have the same relative rights and will be identical in all respects to each other share of Holdco Common Stock. The rights, preferences and privileges of holders of Holdco Common Stock will be subject to the rights, preferences and privileges of the holders of shares of any series of Holdco preferred stock that Holdco may issue in the future.

Voting Rights

        Subject to the rights, if any, of the holders of any series of Holdco preferred stock if and when issued and subject to applicable law, each holder of Holdco Common Stock will be entitled to one vote per share on any matter to be voted upon by Holdco stockholders; provided, however, that holders of shares of Holdco Common Stock will have cumulative voting in connection with the election of directors, which means that holders will be entitled to as many votes as shall equal the number of votes which (except for this provision on cumulative voting) such holder would be entitled to cast for the election of directors with respect to such holder's shares of stock multiplied by the number of directors to be elected by such holder, and such holder may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as such holder may see fit.

Dividends

        Subject to the rights, if any, of holders of any series of outstanding Holdco preferred stock, if and when issued and subject to applicable law, holders of Holdco Common Stock will be entitled to receive dividends when, as and if declared by the Holdco Board out of funds legally available for payment.

Liquidation Rights

        Subject to the rights, if any, of holders of any series of outstanding Holdco preferred stock, if and when issued and subject to applicable law, in the event of any liquidation, dissolution or winding up of the affairs of Holdco, whether voluntary or involuntary, the holders of shares of Holdco Common Stock will be entitled to share ratably in all assets remaining after the payment of creditors.

Preemptive Rights

        The shares of Holdco Common Stock to be issued at the Effective Time will be validly issued, fully paid and non-assessable. Holders of Holdco Common Stock will not have preemptive, conversion, redemption or sinking fund rights.

Nasdaq Listing

        After giving effect to the Holdco Amended Charter and the transactions contemplated by the Merger Agreement, Holdco will change its name to "US Ecology, Inc." and Holdco Common Stock will be listed on Nasdaq under the symbol "ECOL." In addition, the parties to the Merger Agreement intend for Holdco to list the Replacement Warrants on Nasdaq under the symbol "ECOLW" in connection with the closing of the Mergers.

Holdco Preferred Stock

General

        Under the Holdco Amended Charter, the Holdco Board will be authorized to issue up to 1,000,000 shares of Holdco preferred stock, par value $0.01 per share. Holdco will also be able to issue, from time to time in one or more series, the terms of which may be determined at the time of issuance by the Holdco Board, without further action by Holdco stockholders, shares of Holdco preferred stock and such shares may include voting rights, preferences as to dividends, liquidation and conversion rights, redemption rights and sinking fund provisions. The shares of each series of Holdco preferred stock will have preferences, limitations and relative rights, including voting rights, identical with those of other shares of the same series and, except to the extent provided in the description of such series, of those of other series of Holdco preferred stock.

        After giving effect to the Holdco Amended Charter, the issuance of any Holdco preferred stock could adversely affect the rights of the holders of Holdco Common Stock and, therefore, reduce the value of the Holdco Common Stock. If and when the Holdco Amended Charter becomes effective, the ability of the Holdco Board to issue Holdco preferred stock could discourage, delay or prevent a takeover or change in control.

Other

        If and when the Holdco Amended Charter becomes effective, Holdco's issuance of Holdco preferred stock could decrease the amount of earnings and assets available for distribution to the holders of Holdco Common Stock or could adversely affect the rights and powers, including voting rights, of the holders of Holdco Common Stock. The issuance of Holdco preferred stock could have the effect of decreasing the market price of Holdco Common Stock.

Restrictions on Holdco Stock Ownership and Purchase of Capital Stock by Non-U.S. Citizens Under the Holdco Amended Charter

        Certain of NRCG's operations are, and following the Mergers, certain of Holdco's operations will be, conducted in the U.S. coastwise trade and are governed by the Jones Act, which is principally contained in 46 U.S.C. Chapters 121, 505 and 551 and the related regulations. The Jones Act restricts the transportation of merchandise and passengers for hire by water or by land and water, either directly or via a foreign port between points in the United States and certain of its island territories and possessions, to U.S.-flag vessels that meet certain requirements, including that they are built in the United States, owned and controlled by U.S. Citizens (within the meaning of the Jones Act), and manned by predominantly U.S. Citizen crews. Should Holdco fail to satisfy the requirements of the Jones Act to be a U.S. Citizen after the consummation of the Mergers, Holdco would be prohibited from operating its vessels in the U.S. coastwise trade during the period of such non-compliance. In addition, Holdco could be subject to substantial fines and Holdco's vessels could be subject to seizure and forfeiture for violations of the Jones Act.

        The following is a summary of the restrictions (the "Maritime Restrictions") in Article Eighth of the Holdco Amended Charter. This summary is qualified in its entirety by reference to the full text of the Holdco Amended Charter.

General Restriction on Ownership of Shares by non-U.S. Citizens

        In order to protect Holdco's eligibility as a U.S. Citizen, the Holdco Amended Charter restricts the record or beneficial ownership or control of shares of each class or series of Holdco's capital stock, which includes Holdco Common Stock, by non-U.S. Citizens to no more than 24% in the aggregate of the total issued and outstanding shares of such class or series. Holdco refers to such percentage restriction on ownership by non-U.S. Citizens of any class or series of shares of Holdco's capital stock as the "Permitted Percentage" and any such shares owned by non-U.S. Citizens in excess of the Permitted Percentage as "Excess Shares." The Holdco Amended Charter provides that a person will not be deemed to be the beneficial owner of shares of Holdco's capital stock, if the Holdco Board determines that such person is not the beneficial owner of such shares for the purposes of the Jones Act. All references to beneficial ownership of shares and the derivative phrases thereof in this summary of the Maritime Restrictions include record ownership of shares and the ability to control shares.

Restriction on Transfers of Excess Shares

        The Maritime Restrictions provide that no shares of any class or series of the capital stock of Holdco may be transferred to a non-U.S. Citizen or a holder of record that will hold such shares for or on behalf of a non-U.S. Citizen if, upon completion of such transfer, the number of shares of such class or series beneficially owned by all non-U.S. Citizens in the aggregate would exceed the Permitted Percentage for such class or series. Any transfer or purported transfer of beneficial ownership of any shares of any class or series of capital stock of Holdco, the effect of which would be to cause one or more non-U.S. Citizens in the aggregate to beneficially own shares of any class or series of capital stock of Holdco in excess of the Permitted Percentage for such class or series, shall, to the fullest extent permitted by law, be void ab initio and ineffective, and, to the extent that Holdco or its transfer agent (if any) knows that such transfer or purported transfer would, if completed, be in violation of the restrictions on transfers to non-U.S. Citizens set forth in the Maritime Restrictions, neither Holdco nor its transfer agent (if any) shall register such transfer or purported transfer on the stock transfer records of Holdco and neither Holdco nor its transfer agent (if any) shall recognize the transferee or purported transferee thereof as a stockholder of Holdco for any purpose whatsoever (including for purposes of voting, dividends and other distributions) except to the extent necessary to effect any remedy available to Holdco under the Maritime Restrictions. In no event shall any such registration or recognition make such transfer or purported transfer effective unless the Holdco Board (or any duly authorized committee thereof, or any officer of Holdco who shall have been duly authorized by the Holdco Board or any such committee thereof) shall have expressly and specifically authorized the same.

        In connection with any purported transfer of shares of any class or series of the capital stock of Holdco, any transferee or proposed transferee of shares and, if such transferee or proposed transferee is acting as a fiduciary or nominee for a beneficial owner, such beneficial owner, may be required by Holdco or its transfer agent to deliver (1) certification (which may include as part thereof a form of affidavit) upon which Holdco and its transfer agent shall be entitled to rely conclusively stating whether such transferee or proposed or purported transferee or, if such transferee or proposed transferee is acting as custodian, nominee, purchaser representative or in any other capacity for a beneficial owner, whether such beneficial owner, is a U.S. Citizen, and (2) such other documentation and information concerning its citizenship under the Maritime Restrictions as Holdco may request in its sole discretion. Registration and recognition of any transfer of shares may be denied by Holdco upon refusal to furnish any of the foregoing citizenship certifications, documentation or information requested by Holdco. Each proposed transferor of such shares shall reasonably cooperate with any requests from Holdco to facilitate the transmission of requests for such citizenship certifications and such other documentation and information to the proposed transferee and such proposed transferee's responses thereto.

        Notwithstanding any of the Maritime Restrictions, Holdco shall be entitled to rely, without limitation, on the stock transfer and other stockholder records of Holdco (and its transfer agent) for the purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies, and otherwise conducting votes of stockholders.

Excess Shares

        If on any date, including, without limitation, any record date (each, an "Excess Share Date"), the number of shares of any class or series of capital stock of Holdco beneficially owned by all non-U.S. Citizens in the aggregate should exceed the Permitted Percentage with respect to such class or series of capital stock, irrespective of the date on which such event becomes known to Holdco (such shares in excess of the Permitted Percentage, the "Excess Shares"), then the shares of such class or series of capital stock of Holdco that constitute Excess Shares for purposes of the Maritime Restrictions shall be (1) those shares that have been acquired by or become beneficially owned by non-U.S. Citizens, starting with the most recent acquisition of beneficial ownership of such shares by a non-U.S. Citizen and including, in reverse chronological order of acquisition, all other acquisitions of beneficial ownership of such shares by non-U.S. Citizens from and after the acquisition of beneficial ownership of such shares by a non-U.S. Citizen that first caused such Permitted Percentage to be exceeded, or (2) those shares beneficially owned by non-U.S. Citizens that exceed the Permitted Percentage as the result of any repurchase or redemption by Holdco of shares of its capital stock, starting with the most recent acquisition of beneficial ownership of such shares by a non-U.S. Citizen and going in reverse chronological order of acquisition; provided, however, that: (a) Holdco shall have the power to determine, in its sole discretion, those shares of such class or series that constitute Excess Shares in accordance with the provisions of the Maritime Restrictions; (b) Holdco may, in its sole discretion, rely on any documentation provided by non-U.S. Citizens with respect to the date and time of their acquisition of beneficial ownership of Excess Shares; (c) if the acquisition of beneficial ownership of more than one Excess Share occurs on the same date and the time of acquisition is not definitively established, then the order in which such acquisitions shall be deemed to have occurred on such date shall be determined by lot or by such other method as Holdco may, in its sole discretion, deem appropriate; (d) Excess Shares that result from a determination that a beneficial owner has ceased to be a U.S. Citizen shall be deemed to have been acquired, for purposes of the Maritime Restrictions, as of the date that such beneficial owner ceased to be a U.S. Citizen; and (e) Holdco may adjust upward to the nearest whole share the number of shares of such class or series deemed to be Excess Shares. Any determination made by Holdco pursuant to the Maritime Restrictions as to which shares of any class or series of Holdco's capital stock constitute Excess Shares of such class or series shall be conclusive and shall be deemed effective as of the applicable Excess Share Date for such class or series.

Redemption of Excess Shares

        To the extent that the above ownership and transfer restrictions would be ineffective for any reason, the Maritime Restrictions provide that, to prevent the percentage of aggregate shares of any class or series of Holdco's capital stock owned by non-U.S. Citizens from exceeding the Permitted Percentage, Holdco, by action of the Board of Directors (or any duly authorized committee thereof), in its sole discretion, will have the power (but not the obligation) to redeem all or any number of such Excess Shares, unless such redemption is not permitted under applicable law.

        Until such Excess Shares are redeemed or they are no longer Excess Shares, the holders of such shares will not be entitled to any voting rights with respect to such shares and Holdco will pay any dividends or distributions with respect to such shares into a segregated account. Full voting, distribution and dividend rights will be restored to such Excess Shares (and any dividends or distributions paid into a segregated account will be paid to holders of record of such shares), promptly after the time and to the extent that such shares have ceased to be Excess Shares, unless such shares have already been redeemed by Holdco.

        If the Holdco Board (or any duly authorized committee thereof) determines to redeem Excess Shares, the per share redemption price (the "Redemption Price") for each Excess Share shall be paid by the issuance of one Redemption Warrant (as defined below) for each Excess Share; provided, however, that if (1) Holdco determines that a Redemption Warrant would be treated as capital stock under the Jones Act or (2) Holdco is prevented from legally issuing Redemption Warrants under applicable law, then the Redemption Price shall be paid, as determined by the Holdco Board (or any duly authorized committee thereof) in its sole discretion, (a) in cash (by wire transfer or bank or cashier's check), (b) by the issuance of Redemption Notes (as defined below), (c) by any combination of cash and Redemption Notes, or (d) by any other means authorized or permitted under the DGCL.

  •
  "Redemption Warrants" means the warrants issued pursuant to the warrant agreement, to be dated as of the closing date of the Mergers, between Holdco and the warrant agent, with respect to the warrants entitling the holders thereof to purchase shares of Holdco Common Stock with an exercise price per warrant equal to $0.01 per share of Holdco Common Stock. A holder of Redemption Warrants (or its proposed or purported transferee) who cannot establish to the satisfaction of Holdco that it is a U.S. Citizen shall not be permitted to exercise its Redemption Warrants if the shares issuable upon exercise would constitute Excess Shares if they were issued. Redemption Warrants shall not entitle the holder to have any rights or privileges of stockholders of Holdco solely by virtue of such Redemption Warrants, including, without limitation, any rights to vote, to receive dividends or distributions, to exercise any preemptive rights, or to receive notices, in each case, as stockholders of Holdco, until they exercise their Redemption Warrants and receive shares of Holdco Common Stock.

  •
  "Redemption Notes" means interest-bearing promissory notes of Holdco with a maturity of not more than ten years from the date of issue and bearing interest at a fixed rate equal to the yield on the U.S. Treasury Note having a maturity comparable to the term of such Redemption Notes as published in The Wall Street Journal or comparable publication at the time of the issuance of the Redemption Notes. Such notes shall be governed by the terms of an indenture to be entered into by and between Holdco and a trustee, as may be amended from time to time. Redemption Notes shall be redeemable at par plus accrued but unpaid interest.

        With respect to the portion of the Redemption Price being paid in whole or in part by cash and/or by the issuance of Redemption Notes, such portion of the Redemption Price shall be an amount equal to, in the case of cash, or a principal amount equal to, in the case of Redemption Notes, the sum of (1) the fair market value of such Excess Share as of the date of redemption of such Excess Share plus (2) an amount equal to the amount of any dividend or any other distribution (upon liquidation or otherwise) declared in respect of such Excess Share prior to the date on which such Excess Share is called for redemption and which amount has been paid into a segregated account by Holdco.

        Written notice of the redemption of the Excess Shares containing the information set forth in the Maritime Restrictions, together with a letter of transmittal to accompany certificates, if any, representing the Excess Shares that have been called for redemption, shall be given either by hand delivery or by overnight courier service or by first-class mail, postage prepaid, to each holder of record of the Excess Shares to be redeemed, at such holder's last known address as the same appears on the stock register of Holdco (the "Redemption Notice"), unless such notice is waived in writing by any such holders.

        The date on which the Excess Shares shall be redeemed (the "Redemption Date") shall be the later of (1) the date specified in the Redemption Notice sent to the record holder of the Excess Shares (which shall not be earlier than the date of such notice), and (2) the date on which Holdco has irrevocably deposited in trust with a paying agent or set aside for the benefit of such record holder consideration sufficient to pay the Redemption Price to such record holders of such Excess Shares in Redemption Warrants, cash and/or Redemption Notes.

        Each Redemption Notice to each holder of record of the Excess Shares to be redeemed shall specify (1) the Redemption Date (as determined pursuant to the Maritime Restrictions), (2) the number and the class or series of shares of capital stock to be redeemed from such holder as Excess Shares (and, to the extent such Excess Shares are certificated, the certificate number(s) representing such Excess Shares), (3) the Redemption Price and the manner of payment thereof, (4) the place where certificates for such Excess Shares (if such Excess Shares are certificated) are to be surrendered for cancellation, (5) any instructions as to the endorsement or assignment for transfer of such certificates (if any) and the completion of the accompanying letter of transmittal, and (6) the fact that all right, title and interest in respect of the Excess Shares to be redeemed (including, without limitation, voting, dividend and distribution rights) shall cease and terminate on the Redemption Date, except for the right to receive the Redemption Price, without interest.

        On and after the Redemption Date, all right, title and interest in respect of the Excess Shares selected for redemption (including, without limitation, voting and dividend and distribution rights) shall forthwith cease and terminate, such Excess Shares shall no longer be deemed to be outstanding shares for any purpose, including, without limitation, for purposes of voting or determining the total number of shares entitled to vote on any matter properly brought before the stockholders for a vote thereon or receiving any dividends or distributions (and may be either cancelled or held by Holdco as treasury stock), and the holders of record of such Excess Shares shall thereafter be entitled only to receive the Redemption Price, without interest.

        Upon surrender of the certificates (if any) for any Excess Shares so redeemed in accordance with the requirements of the Redemption Notice and the accompanying letter of transmittal (and otherwise in proper form for transfer as specified in the Redemption Notice), the holder of record of such Excess Shares shall be entitled to payment of the Redemption Price. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate (or certificates), to the extent such shares were certificated, shall be issued representing the shares not redeemed, without cost to the holder of record. On the Redemption Date, to the extent that dividends or other distributions (upon liquidation or otherwise) with respect to the Excess Shares selected for redemption were paid into a segregated account, then, to the fullest extent permitted by applicable law, such amounts shall be released to Holdco upon the completion of such redemption.

        Nothing in the Maritime Restrictions will prevent the recipient of a Redemption Notice from transferring its shares before the Redemption Date if such transfer is otherwise permitted under the Maritime Restrictions and applicable law and the recipient provides notice of such proposed transfer to Holdco along with the documentation and information required under the Maritime Restrictions establishing that such proposed transferee is a U.S. Citizen to the satisfaction of Holdco in its sole discretion before the Redemption Date. If such conditions are met, the Board of Directors (or any duly authorized committee thereof) will withdraw the Redemption Notice related to such shares, but otherwise the redemption thereof will proceed on the Redemption Date in accordance with the Maritime Restrictions and the Redemption Notice.

Permitted Actions by Holdco to Enforce the Maritime Restrictions

        Holdco has the power to determine the citizenship of the beneficial owners and the transferees or proposed transferees (and, if such transferees or proposed transferees are acting as fiduciaries or nominees for any beneficial owners, the citizenship of such beneficial owners) of any class or series of Holdco's capital stock and to require confirmation from time to time of the citizenship of the beneficial owners of any shares of its capital stock. As a condition to acquiring and having beneficial ownership of any shares of its capital stock, every beneficial owner of Holdco's shares must comply with certain provisions in the Maritime Restrictions concerning citizenship, which are summarized below. Holdco has the right under the Maritime Restrictions to require additional reasonable proof of the citizenship of beneficial owners, transferees or proposed transferees (and any beneficial owners for whom such transferees or proposed transferees are acting as fiduciaries or nominees) of any shares of its capital stock, and the determination of Holdco at any time as to the citizenship of such persons is conclusive.

        The Maritime Restrictions require that promptly upon a beneficial owner's acquisition of beneficial ownership of 5% or more of the outstanding shares of any class or series of capital stock of Holdco, and at such other times as Holdco may determine by written notice to such beneficial owner, such beneficial owner must provide to Holdco a written statement or an affidavit, as specified by Holdco, stating the name and address of such beneficial owner, the number of shares of each class or series of capital stock of Holdco beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, a statement as to whether such beneficial owner is a U.S. Citizen, and such other information and documents required by the U.S. Coast Guard or the U.S. Maritime Administration under the Jones Act, including 46 C.F.R. part 355. In addition, under the Maritime Restrictions, a beneficial owner is required to provide such a written statement or affidavit when Holdco determines, in its sole discretion, that the citizenship status of such beneficial owner may have changed or that it is necessary under the Jones Act for Holdco to confirm Holdco's citizenship status.

        Under the Maritime Restrictions, when a beneficial owner of any shares of Holdco's capital stock ceases to be a U.S. Citizen, such beneficial owner is required to provide to Holdco, as promptly as practicable but in no event less than five business days after the date such beneficial owner becomes aware that it is no longer a U.S. Citizen, a written statement, stating the name and address of such beneficial owner, the number of shares of each class or series of its capital stock beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, and a statement as to such change in status of such beneficial owner to a non-U.S. Citizen.

        The Maritime Restrictions require that, promptly after becoming a beneficial owner, every beneficial owner must provide, or authorize such beneficial owner's broker, dealer, custodian, depositary, nominee or similar agent with respect to the shares of each class or series of Holdco's capital stock beneficially owned by such beneficial owner to provide, to Holdco such beneficial owner's address. A beneficial owner of Holdco's capital stock is also required by the Maritime Restrictions to provide promptly upon request Holdco with a written statement or an affidavit, as specified by Holdco, stating the name and address of such beneficial owner, together with reasonable documentation of the date and time of such beneficial owner's acquisition of beneficial ownership of the shares of any class or series of capital stock of Holdco specified by Holdco in its request.

        In the event that Holdco requests the documentation described above and a beneficial owner fails to provide it by the specified date, the Maritime Restrictions provide for the suspension of the voting rights of such beneficial owner's shares of Holdco's capital stock and for the payment of dividends and distributions (upon liquidation or otherwise) with respect to those shares into a segregated account until the requested documentation is submitted in form and substance reasonably satisfactory to Holdco (subject to the other Maritime Restrictions). In addition, Holdco, upon approval by the Board of Directors (or any duly authorized committee thereof) in its sole discretion, has the power to treat such beneficial owner as a non-U.S. Citizen unless and until Holdco receives the requested documentation confirming that such beneficial owner is a U.S. Citizen.

        In the event that Holdco requests a transferee or proposed transferee (and, if such transferee or proposed transferee is acting as a fiduciary or nominee for a beneficial owner, such beneficial owner)

of, shares of any class or series of Holdco's capital stock to provide the documentation described above, and such person fails to submit it in form and substance reasonably satisfactory to Holdco by the specified date, Holdco, acting through its Board of Directors (or any duly authorized committee thereof, or any officer of Holdco who shall have been duly authorized by the Board of Directors or any such committee thereof), will have the power, in its sole discretion, to refuse to accept any application to transfer ownership of such shares (if any) or to register such shares on the stock transfer records of Holdco and may prohibit and/or void such transfer, including by placing a stop order with Holdco's transfer agent, until such requested documentation is submitted and Holdco is satisfied that the proposed transfer of shares will not result in Excess Shares.

        Certificates representing shares of any class or series of Holdco's capital stock will bear legends concerning the Maritime Restrictions. Within a reasonable time after the issuance or transfer of uncertificated shares of Holdco's capital stock, Holdco will give notice, in writing or by electronic transmission, of the Maritime Restrictions.

Maritime Restrictions Severable

        The Maritime Restrictions are intended to be severable. If any one or more of the Maritime Restrictions is held to be invalid, illegal or unenforceable, the Holdco Amended Charter provides that the validity, legality or enforceability of any other provision will not be affected.

Summary of Requirements to be a U.S. Citizen

        The following is a summary of the requirements to be a U.S. Citizen within the meaning of the Jones Act. Each holder and potential purchaser of Holdco stock should consult its own counsel as to whether it is a U.S. Citizen or a non-U.S. Citizen before purchasing Holdco stock. The Jones Act specifies that ownership of at least 75% of the equity interest by U.S. Citizens means ownership free from any trust or fiduciary obligations in favor of, or any agreement, arrangement or understanding or other means by which more than 25% of the voting power or control of the corporation may be exercised directly or indirectly by or on behalf of, non-U.S. Citizens. In addition, these citizenship requirements apply at each tier in Holdco's ownership chain, which means that they must be satisfied by each person that contributes to Holdco's eligibility as a U.S. Citizen, and each person that contributes to the eligibility of such other person as a U.S. Citizen at each tier of ownership. For entities of a kind not described below, citizenship requirements may vary.

  •
  A natural person is a U.S. Citizen if he or she was born in the United States, born abroad to U.S. Citizen parents, naturalized, naturalized during minority through the naturalization of a parent, or as otherwise authorized by law.

  •
  A partnership is deemed a U.S. Citizen if such holder is (1) organized under the laws of the United States or a state, (2) each general partner is a U.S. Citizen, and (3) at least 75% of the ownership and voting power of each class or series of the partnership interests is owned and controlled by U.S. Citizens.

  •
  A member-managed limited liability company is deemed a U.S. Citizen if such holder is (1) organized under the laws of the United States or a state, (2) each member of the limited liability company is a U.S. Citizen, and (3) at least 75% of the ownership and voting power of each class or series of the limited liability company interests is owned and controlled by U.S. Citizens.

  •
  A manager-managed limited liability company is deemed a U.S. Citizen if such holder is (1) organized under the laws of the United States or a state, (2) each manager is a U.S. Citizen within the meaning of the Jones Act, (3) the chief executive officer, by whatever title, and the chairman of the board of directors (or equivalent body) of the limited liability company are U.S.

    Citizens, (4) not more than a minority of the number of the directors (or equivalent office) necessary to constitute a quorum of the board of directors (or equivalent body) of the limited liability company are non-U.S. Citizens, and (5) at least 75% of the ownership and voting power of each class or series of the limited liability company interests is owned and controlled by U.S. Citizens.

  •
  A corporation is deemed a U.S. Citizen if such holder is (1) organized under the laws of the United States or a state, (2) the chief executive officer, by whatever title, and the chairman of the board of directors of the corporation are U.S. Citizens, (3) not more than a minority of the number of the directors necessary to constitute a quorum of the board of directors of the corporation are non-U.S. Citizens, and (4) at least 75% of the ownership and voting power of each class or series of the corporation's stock is owned and controlled by U.S. Citizens.

  •
  A trust is deemed to be a U.S. Citizen if it (1) is organized under the laws of the United States or a state, (2) each trustee is a U.S. Citizen, (3) each beneficiary with an enforceable interest in the trust is a U.S. Citizen, and (4) at least 75% of the equity interest in the trust is owned and controlled by U.S. Citizens.

        If Holdco should fail to comply with the above described ownership requirements, Holdco's vessels could lose their ability to engage in U.S. coastwise trade. To assist Holdco with compliance with these requirements, the Holdco Amended Charter will:

  •
  limit ownership by non-U.S. Citizens of any class or series of Holdco capital stock (including Holdco Common Stock) to 24%;

  •
  permit Holdco to withhold dividends and suspend voting rights with respect to any shares held by non-U.S. Citizens above 24%;

  •
  permit Holdco to establish and maintain a dual share system under which different forms of certificates (in the case of certificated shares) and different book entries (in the case of uncertificated shares) are used to reflect whether the owner is or is not a U.S. Citizen;

  •
  permit Holdco to redeem any shares held by non-U.S. Citizens so that Holdco's non-U.S. Citizen ownership is no greater than 24%; and

  •
  permit Holdco to take measures to ascertain ownership of Holdco's stock.

        All potential investors will be required to certify to Holdco if it is a U.S. Citizen before investing in Holdco Common Stock. If you or a proposed transferee cannot or do not make such certification, or a sale of stock to you or a transfer of your stock would result in the ownership by non-U.S. Citizens of 24% or more of Holdco Common Stock, such person may not be allowed to purchase or transfer Holdco Common Stock, or such purchase or transfer may be reversed or the shares so purchased or transferred may be redeemed under the proposed Holdco Amended Charter. All certificates representing the shares of Holdco Common Stock will bear legends referring to the foregoing restrictions. Within a reasonable time after the issuance or transfer of uncertificated shares of Holdco's capital stock, Holdco will give notice, in writing or by electronic transmission, of the Maritime Restrictions.

 DESCRIPTION OF HOLDCO REPLACEMENT WARRANTS

        At the closing of the NRCG Merger, Holdco will issue a Replacement Warrant in respect of each outstanding NRCG Warrant that will be exercisable for a number of shares of Holdco Common Stock equal to the product (rounded up to the nearest whole number) of (1) the number of shares of NRCG Common Stock that would have been issuable upon the exercise of the NRCG Warrant immediately prior to the Effective Time and (2) the NRCG Exchange Ratio, at an exercise price equal to the quotient obtained by dividing (a) the pre-NRCG Merger exercise price ($11.50 per share) by (b) the NRCG Exchange Ratio (the "Replacement Warrant Exercise Price"). Each Replacement Warrant will entitle the registered holder thereof to purchase Holdco Common Stock at the Replacement Warrant Exercise Price, subject to adjustment as discussed below, at any time. Replacement Warrants will be exercisable only for a whole number of shares of Holdco Common Stock. No fractional shares will be issued upon exercise of the Replacement Warrants. The Replacement Warrants will expire upon October 17, 2023, or earlier upon redemption or liquidation. The Replacement Warrants are expected to be listed on Nasdaq under the symbol "ECOLW."

        Holdco will not be obligated to deliver any shares of Holdco Common Stock pursuant to the exercise of a Replacement Warrant and will have no obligation to settle a Replacement Warrant exercise unless a registration statement under the Securities Act with respect to the Holdco Common Stock underlying the Replacement Warrants is then effective and a prospectus relating thereto is current, subject to Holdco satisfying its obligations described below with respect to registration. No Replacement Warrant will be exercisable for cash or on a cashless basis, and Holdco will not be obligated to issue any Holdco Common Stock to holders seeking to exercise their Replacement Warrants, unless the issuance of the Holdco Common Stock upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, unless an exemption is available. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Replacement Warrant, the holder of such Replacement Warrant will not be entitled to exercise such Replacement Warrant and such Replacement Warrant may have no value and expire worthless.

        In no event will Holdco be required to issue cash, securities or other compensation in exchange for the Replacement Warrants in the event that Holdco is unable to register or qualify the shares underlying the Replacement Warrants under the Securities Act or applicable state securities laws. If the issuance of the shares upon exercise of the Replacement Warrants is not so registered or qualified, the holder of such Replacement Warrant shall not be entitled to exercise such Replacement Warrant and such Replacement Warrant may have no value and expire worthless. In such event, holders who acquired their Replacement Warrants as part of a purchase of units will have paid the full unit purchase price solely for the shares of Holdco Common Stock included in the units.

        Notwithstanding the above, if Holdco Common Stock is at the time of any exercise of a Replacement Warrant not listed on a national securities exchange such that it satisfies the definition of a "covered security" under Section 18(b)(1) of the Securities Act, Holdco may, at its option, require holders of Replacement Warrants who exercise their Replacement Warrants to do so on a "cashless basis" in accordance with Section 3(a)(9) of the Securities Act and, in the event Holdco so elects, Holdco will not be required to file or maintain in effect a registration statement or register or qualify the shares under blue sky laws.

        Once the Replacement Warrants become exercisable, Holdco may call the Replacement Warrants for redemption:

  •
  in whole and not in part;

  •
  at a price of $0.01 per Replacement Warrant, provided that the last sales price of Holdco Common Stock reported has been at least $91.84 per share on each of 20 days within the 30 trading-day period ending on the business day prior to the date on which notice of the redemption is given (the "Redemption Trigger Price") and provided that there is an effective registration statement covering the shares of Holdco Common Stock issuable on exercise of the Replacement Warrants and subject to the satisfaction of certain other requirements; and

  •
  upon not less than 30 days' prior written notice of redemption to each Replacement Warrant holder.

        If and when the Replacement Warrants become redeemable by Holdco, Holdco may not exercise its redemption right if the issuance of shares of Holdco Common Stock upon exercise of the Replacement Warrants is not exempt from registration or qualification under applicable state blue sky laws or Holdco is unable to effect such registration or qualification. Holdco will use its best efforts to register or qualify such shares of Holdco Common Stock under the blue sky laws of the state of residence in those states in which the Replacement Warrants were offered by Holdco.

        The last of the redemption criteria discussed above was established to prevent a redemption call unless there is at the time of the call a significant premium to the Replacement Warrant exercise price. If the foregoing conditions are satisfied and Holdco issues a notice of redemption of the Replacement Warrants, each Replacement Warrant holder will be entitled to exercise his, her or its Replacement Warrant prior to the scheduled redemption date. However, the price of the Holdco Common Stock may fall below the Redemption Trigger Price as well as the Replacement Warrant Exercise Price.

        If Holdco calls the Replacement Warrants for redemption as described above, Holdco's management will have the option to require any holder that wishes to exercise his, her or its Replacement Warrant to do so on a "cashless basis." In determining whether to require all holders to exercise their Replacement Warrants on a "cashless basis," Holdco's management will consider, among other factors, Holdco's cash position, the number of Replacement Warrants that are outstanding and the dilutive effect on Holdco's stockholders of issuing the maximum number of shares of Holdco Common Stock issuable upon the exercise of Holdco's Replacement Warrants. If Holdco's management takes advantage of this option, all holders of Replacement Warrants would pay the exercise price by surrendering their Replacement Warrants for that number of shares of Holdco Common Stock equal to the quotient obtained by dividing (1) the product of the number of shares of Holdco Common Stock underlying the Replacement Warrants, multiplied by the difference between the exercise price of the Replacement Warrants and the "fair market value" (defined below) by (2) the fair market value. The "fair market value" shall mean the average reported last sale price of the Holdco Common Stock for the ten trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Replacement Warrants. If Holdco's management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of Holdco Common Stock to be received upon exercise of the Replacement Warrants, including the fair market value in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a Replacement Warrant redemption. Holdco believes this feature is an attractive option to Holdco if Holdco does not need the cash from the exercise of the Replacement Warrants.

        A holder of a Replacement Warrant may notify Holdco in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such Replacement Warrant, to the extent that after giving effect to such exercise, such person (together with such person's affiliates), to the Replacement Warrant agent's actual knowledge, would beneficially own in excess of 4.9% or 9.8% (or such other amount as a holder may specify) of the shares of Holdco Common Stock outstanding immediately after giving effect to such exercise.

        If the number of outstanding shares of Holdco Common Stock is increased by a stock dividend payable in shares of Holdco Common Stock, or by a split-up of shares of Holdco Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Holdco Common Stock issuable on exercise of each Replacement Warrant will be increased in proportion to such increase in the outstanding shares of Holdco Common Stock. A rights offering to holders of Holdco Common Stock entitling holders to purchase shares of Holdco Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of Holdco Common Stock equal to the product of (1) the number of shares of Holdco Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Holdco Common Stock) multiplied by (2) one minus the quotient of (i) the price per share of Holdco Common Stock paid in such rights offering divided by (ii) the fair market value. For these purposes (1) if the rights offering is for securities convertible into or exercisable for Holdco Common Stock, in determining the price payable for Holdco Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (2) fair market value means the volume weighted average price of Holdco Common Stock as reported during the ten trading day period ending on the trading day prior to the first date on which the shares of Holdco Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

        In addition, if Holdco, at any time while the Replacement Warrants are outstanding and unexpired, pays a dividend or makes a distribution in cash, securities or other assets to the holders of Holdco Common Stock on account of such shares of Holdco Common Stock (or other shares of Holdco capital stock into which the Replacement Warrants are convertible), other than (1) as described above or (2) certain ordinary cash dividends then the Replacement Warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of Holdco Common Stock in respect of such event.

        If the number of outstanding shares of Holdco Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Holdco Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Holdco Common Stock issuable on exercise of each Replacement Warrant will be decreased in proportion to such decrease in outstanding shares of Holdco Common Stock.

        Whenever the number of shares of Holdco Common Stock purchasable upon the exercise of the Replacement Warrants is adjusted, as described above, the Replacement Warrant exercise price will be adjusted by multiplying the Replacement Warrant exercise price immediately prior to such adjustment by a fraction (1) the numerator of which will be the number of shares of Holdco Common Stock purchasable upon the exercise of the Replacement Warrants immediately prior to such adjustment, and (2) the denominator of which will be the number of shares of Holdco Common Stock so purchasable immediately thereafter.

        In case of any reclassification or reorganization of the outstanding shares of Holdco Common Stock (other than those described above or that solely affects the par value of such shares of Holdco Common Stock), or in the case of any merger or consolidation of Holdco with or into another corporation (other than a consolidation or merger in which Holdco is the continuing corporation and that does not result in any reclassification or reorganization of Holdco's outstanding shares of Holdco Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of Holdco as an entirety or substantially as an entirety in connection with which Holdco is dissolved, the holders of the Replacement Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Replacement Warrants and in lieu of the shares of Holdco Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Replacement Warrants would have received if such holder had exercised their Replacement Warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each Replacement Warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election, and if a tender, exchange or redemption offer has been made to and accepted by such holders (other than a tender, exchange or redemption offer made by Holdco in connection with redemption rights held by stockholders as provided for in the charter) under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Holdco Common Stock, the holder of a Replacement Warrant will be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a stockholder if such Replacement Warrant holder had exercised the Replacement Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Holdco Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in the warrant agreement, to be dated as of the closing date of the Mergers, between Holdco and the warrant agent, with respect to the Replacement Warrants (the "Replacement Warrant Agreement"). Additionally, if less than 70% of the consideration receivable by the holders of Holdco Common Stock in such a transaction is payable in the form of Holdco Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the Replacement Warrant properly exercises the Replacement Warrant within 30 days following public disclosure of such transaction, the Replacement Warrant exercise price will be reduced based on the per share consideration minus the Black-Scholes warrant value of the Replacement Warrant in order to determine and realize the option value component of the Replacement Warrant. This formula is to compensate the Replacement Warrant holder for the loss of the option value portion of the Replacement Warrant due to the requirement that the Replacement Warrant holder exercise the Replacement Warrant within 30 days of the event. The Black-Scholes model is an accepted pricing model for estimating fair market value where no quoted market price for an instrument is available.

        The Replacement Warrants are expected to be issued in registered form under the Replacement Warrant Agreement. The Replacement Warrant Agreement will provide that the terms of the Replacement Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but will require the approval by the holders of at least 65% of the then outstanding Replacement Warrants to make any change that adversely affects the interests of the registered holders of Replacement Warrants.

        The Replacement Warrants will be exercisable upon surrender of the Replacement Warrant certificate on or prior to the expiration date at the offices of the Replacement Warrant agent, with the exercise form on the reverse side of the Replacement Warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to Holdco, for the number of Replacement Warrants being exercised. The Replacement Warrant holders do not have the rights or privileges of holders of Holdco Common Stock and any voting rights until they exercise their Replacement Warrants and receive shares of Holdco Common Stock. After the issuance of shares of Holdco Common Stock upon exercise of the

Replacement Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

        No fractional shares will be issued upon exercise of the Replacement Warrants. If, upon exercise of the Replacement Warrants, a holder would be entitled to receive a fractional interest in a share, Holdco will, upon exercise, round down to the nearest whole number of shares of Holdco Common Stock to be issued to the Replacement Warrant holder.

        In order to protect Holdco's eligibility as a U.S. Citizen in case that ownership of Holdco Common Stock by non-U.S. Citizens exceeds the maximum percentage permitted by the Jones Act (presently 25%), the Holdco Amended Charter and the Holdco Amended Bylaws will contain provisions that limit the maximum aggregate percentage of ownership by non-U.S. Citizens of the Holdco Common Stock to 24% of the outstanding shares of Holdco Common Stock. At and during such time that the 24% maximum permitted percentage of ownership by Non-U.S. Citizens is reached with respect to shares of Holdco Common Stock, Holdco will be unable to permit the exercise of any Replacement Warrants by non-U.S. Citizens. If a holder of the Replacement Warrants that is a non-U.S. Citizen is unable to exercise such Replacement Warrants, it may have to wait to exercise such Replacement Warrants until such time that the 24% maximum permitted percentage of ownership by Non-U.S. Citizens is not reached with respect to shares of Holdco Common Stock or may have to sell such Replacement Warrants to a U.S. Citizen who is able to exercise the Replacement Warrants.

COMPARISON OF RIGHTS OF US ECOLOGY STOCKHOLDERS, NRCG STOCKHOLDERS AND HOLDCO STOCKHOLDERS

        US Ecology, NRCG and Holdco are incorporated under the laws of the State of Delaware and, accordingly, the rights of the US Ecology stockholders, NRCG stockholders and Holdco stockholders are currently governed by the DGCL. Upon completion of the Mergers, Holdco will continue to be a Delaware corporation and will continue to be governed by the DGCL.

        Upon completion of the Mergers, US Ecology stockholders and NRCG stockholders will become Holdco stockholders, and the current certificate of incorporation of Holdco will be amended and restated as of the Effective Time in substantially the form of the Holdco Amended Charter attached as Annex E to this joint proxy statement/prospectus. The current bylaws of Holdco will be amended and restated at the Effective Time in substantially the form of the Holdco Amended Bylaws attached as Annex F to this joint proxy statement/prospectus. Following the Mergers, the rights of the former US Ecology stockholders and the former NRCG stockholders will thereafter be governed by the DGCL and by the Holdco Amended Charter and the Holdco Amended Bylaws.

        The following description summarizes some of the expected material differences among the rights of the US Ecology stockholders, NRCG stockholders and Holdco stockholders, but is not a complete summary of all those material differences, or a complete description of the specific provisions referred to in this summary. Furthermore, the identification of some of the differences in the rights as material is not intended to indicate that other differences do not exist. Stockholders should read carefully the relevant provisions of the DGCL and the certificates of incorporation and bylaws of US Ecology, NRCG and Holdco. For more information on how to obtain these documents that are not attached to this joint proxy statement/prospectus, see the section entitled "Where You Can Find More Information" of this joint proxy statement/prospectus.

	Rights of US Ecology Stockholders	Rights of NRCG Stockholders	Rights of Holdco Stockholders
Authorized Capital	The authorized capital stock of US Ecology consists of (i) 50,000,000 shares of common stock, par value $.01 per share and (ii) 1,000,000 shares of preferred stock, par value $.01 per share.	The authorized capital stock of NRCG consists of (i) 200,000,000 shares of common stock, par value $0.0001 per share and (ii) 5,000,000 shares of preferred stock, par value $0.0001 per share.	Upon completion of the Mergers, the authorized capital stock of Holdco will consist of (i) 75,000,000 shares of common stock, par value $.01 per share and (ii) 1,000,000 shares of preferred stock, par value $.01 per share.
Outstanding Capital Stock

As of the US Ecology Record Date, US Ecology had 22,080,545 shares of common stock issued and outstanding (and 13,359 shares of common stock issued and held by US Ecology in its treasury) and no shares of preferred stock issued and outstanding or held by US Ecology in its treasury.

As of the NRCG Record Date, NRCG had 38,050,385 shares of common stock issued and outstanding, and 1,050,000 shares of preferred stock issued and outstanding, all of which are designated as NRCG Series A Preferred Stock.

Upon completion of the Mergers, Holdco will have approximately 29,538,422 million shares of common stock issued and outstanding, and no shares of preferred stock issued and outstanding.

	Rights of US Ecology Stockholders	Rights of NRCG Stockholders	Rights of Holdco Stockholders
Number of Directors

The US Ecology Charter provides that the number of directors of US Ecology shall be fixed in accordance with the US Ecology Bylaws. The US Ecology Bylaws provide that the number of directors shall consist of not less than five (5) nor more than nine (9). Such number of directors may be changed from time to time by resolution of the board of directors of US Ecology ("US Ecology Board") or the stockholders of US Ecology.

There are currently nine positions authorized by the US Ecology Board and nine directors serving on the US Ecology Board.

The second amended and restated certificate of incorporation of NRCG (the "NRCG Charter") provides that, subject to the rights of any holder of any series of NRCG's preferred stock and the rights granted pursuant to the terms of the NRCG Investor Rights Agreement, dated October 17, 2018, by and among NRCG, JFL-NRC-SES Partners, LLC and J.F. Lehman & Company, LLC (the "NRCG Investor Rights Agreement"), the number of directors shall be fixed by resolution of the board of directors of NRCG (the "NRCG Board").

The NRCG Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II, and Class III, with one class of directors expiring at each annual meeting of stockholders.

The number of directors currently fixed by the NRCG Board is nine with nine directors serving on the NRCG Board. Five of the current NRCG Board directors were nominated by JFL (for purposes of this section "JFL" shall have the meaning assigned in the respective NRCG governing documents as currently in effect) and one of the directors was nominated by the holders of the NRCG Series A Preferred Stock.

The Holdco Amended Charter provides that the number of directors shall be fixed in accordance with the Holdco Amended Bylaws. The Holdco Amended Bylaws provide that the number of directors shall consist of not less than five (5) nor more than nine (9). Such number of directors may be changed from time to time by resolution of the Holdco Board or the stockholders of Holdco.

Upon completion of the Mergers, there will be nine positions authorized by the Holdco Board and nine directors serving on the Holdco Board.

	Rights of US Ecology Stockholders	Rights of NRCG Stockholders	Rights of Holdco Stockholders
Election of Directors

The US Ecology Bylaws provide that directors shall be elected by the holders of record at annual meetings of stockholders of US Ecology (the "US Ecology Annual Meetings"), and each director so elected shall hold office until the next US Ecology Annual Meeting and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal.

Pursuant to the US Ecology Charter, directors may be elected via cumulative voting by the stockholders of US Ecology entitled to vote.

The NRCG Charter and the amended and restated bylaws of NRCG (the "NRCG Bylaws") provide that directors are elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon and no stockholder shall have cumulative voting rights.

Pursuant to the NRCG Charter and Bylaws, each class of directors are elected to replace the class of directors whose term expires at that annual meeting, each to serve a three-year term. If the number of directors that constitutes the NRCG Board is changed, any increase or decrease in directorships shall be apportioned by the NRCG Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the NRCG Board shorten the term of any incumbent director.

Whenever the holders of one or more series of preferred stock of NRCG shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of preferred stock as set forth in the NRCG Charter and such directors shall not be included in any of the classes created pursuant to the NRCG Charter unless expressly provided by such terms.

The Holdco Amended Bylaws provide that directors shall be elected by the holders of record at annual meetings of stockholders of Holdco (the "Holdco Annual Meetings"), and each director so elected shall hold office until the next Holdco Annual Meeting and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal.

Pursuant to the Holdco Amended Charter, directors may be elected via cumulative voting by the stockholders of Holdco entitled to vote.

	Rights of US Ecology Stockholders	Rights of NRCG Stockholders	Rights of Holdco Stockholders
Removal of Directors

The US Ecology Bylaws provides that any director or the entire US Ecology Board may be removed, with or without cause, by the holders of a majority of shares of US Ecology entitled to vote at an election of directors.

The NRCG Charter provides that any or all of the directors may be removed at any time either with or without cause by the affirmative vote of a majority in voting power of all outstanding shares of stock of NRCG entitled to vote thereon, voting as a single class provided, however, that at any time when JFL beneficially owns, in the aggregate, less than 50% in voting power of the stock of NRCG entitled to vote generally in the election of directors, any such director or all such directors may be removed from office only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of NRCG entitled to vote generally in the election of directors, voting together as a single class.

The Holdco Amended Bylaws provide that any director or the entire Holdco Board may be removed, with or without cause, by the holders of a majority of shares of Holdco entitled to vote at an election of directors.

Vacancies on the Board

The US Ecology Bylaws provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director or by the stockholders of US Ecology entitled to vote at any US Ecology Annual Meeting or special meeting held in accordance with the US Ecology Bylaws, and the directors so chosen shall hold office until the next US Ecology Annual Meeting or special meeting duly called for that purpose and until their successors are duly elected and qualified, or until their earlier resignation or removal.

The NRCG Charter provides that newly created directorships resulting from an increase in the number of directors and any vacancies on the NRCG Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal; provided that for so long as JFL maintains beneficial ownership, in the aggregate, of at least 10% in voting power of the stock of NRCG entitled to vote generally in the election of directors, newly created directorships resulting from an increase in the number of directors and any vacancies on the NRCG Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively in accordance with the NRCG Investor Rights Agreement.

The Holdco Amended Bylaws provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director or by the stockholders of Holdco entitled to vote at any Holdco Annual Meeting or special meeting held in accordance with the Holdco Amended Bylaws, and the directors so chosen shall hold office until the next Holdco Annual Meeting or special meeting duly called for that purpose and until their successors are duly elected and qualified, or until their earlier resignation or removal.

	Rights of US Ecology Stockholders	Rights of NRCG Stockholders	Rights of Holdco Stockholders
Advance Notice Requirements for Stockholder Nominations and Other Proposals

The US Ecology Bylaws provide that written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. No advance notice requirements are established for nominations of persons for election to the US Ecology Board or other proposals by stockholders of US Ecology.

The NRCG Charter provides that advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of NRCG shall be given in the manner provided in the NRCG Bylaws.

The NRCG Bylaws provide that nominations for election of directors at any NRCG Annual Meeting or special meeting of NRCG stockholders may be made (i) by or at the direction of the NRCG Board or (ii) by any stockholder of NRCG who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice and on the record date and who complies with the notice procedures set forth in the NRCG Bylaws.

The Holdco Amended Bylaws provide that written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. No advance notice requirements are established for nominations of persons for election to the Holdco Board or other proposals by stockholders of Holdco.

For nominations or other business to be properly brought before an NRCG Annual Meeting by a stockholder, such stockholder must give written notice to the Secretary of NRCG in writing not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding NRCG Annual Meeting. If the NRCG Annual Meeting is called on a date that is not within 30 days before or after such anniversary date, notice by the stockholder must be received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the NRCG Annual Meeting was first made by NRCG and in the case of a special meeting of NRCG stockholders called for the purpose of electing directors, such written notice shall not be later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by NRCG.

	Rights of US Ecology Stockholders	Rights of NRCG Stockholders	Rights of Holdco Stockholders

The notice must contain the specific information outlined in the NRCG Bylaws concerning the person to be nominated or the matters to be brought before the meeting, as well as specific information concerning the stockholder submitting the proposal or making the nomination.

Notice of Special Meeting

The US Ecology Bylaws provide that written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten nor more than 60 days before the date of the meeting to each stockholder of US Ecology entitled to vote at such meeting.

The NRCG Charter provides that advance notice of business to be brought by stockholders before any meeting of the stockholders of NRCG shall be given in the manner provided in the NRCG Bylaws. The NRCG Bylaws provide that written notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given not less than (10) ten nor more than sixty (60) days before the date of the meeting unless otherwise required by the DGCL. If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in NRCG's notice of meeting (or any supplement thereto).

The Holdco Amended Bylaws provide that written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten nor more than 60 days before the date of the meeting to each stockholder of Holdco entitled to vote at such meeting.

	Rights of US Ecology Stockholders	Rights of NRCG Stockholders	Rights of Holdco Stockholders
Amendments to the Charter	The US Ecology Charter provides that any provision contained in such charter may be repealed, altered, amended, or rescinded by US Ecology in the manner now or hereafter prescribed by statute.

The NRCG Charter provides that NRCG reserves the right at any time to time to amend, alter, change or repeal any provision contained in the NRCG Charter and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted.

Notwithstanding the above, (i) the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the then outstanding shares of the capital stock of NRCG entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, change or repeal or adopt any provision as part of the NRCG Charter that is inconsistent with the purpose and intent of Articles VI (Board of Directors), VII (Bylaws), IX (Limited Liability; Indemnification), X (Corporate Opportunity) or XI (Amendment of Second Amended and Restated Certificate of Incorporation) of the NRCG Charter for so long as JFL beneficially owns, in the aggregate, at least 10% in voting power of the stock of NRCG entitled to vote generally in the election of directors and (ii) the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the capital stock of NRCG entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, change or repeal or adopt any provision as part of the NRCG Charter that is inconsistent with the purpose and intent of Articles VI (Board of Directors), VII (Bylaws), IX (Limited Liability; Indemnification), X (Corporate Opportunity) or XI (Amendment of Second Amended and Restated Certificate of Incorporation) of the NRCG Charter for so long as JFL beneficially owns, in the aggregate, less than 10% in voting power of the stock of NRCG entitled to vote generally in the election of directors.

The Holdco Amended Charter provides that any provision contained in such charter may be repealed, altered, amended, or rescinded by Holdco in the manner now or hereafter prescribed by statute.

	Rights of US Ecology Stockholders	Rights of NRCG Stockholders	Rights of Holdco Stockholders
Amendments to Bylaws

The US Ecology Charter provides that the US Ecology Bylaws may be amended or repealed by the US Ecology Board.

The US Ecology Bylaws state that the bylaws may be altered, amended or repealed and new bylaws may be adopted at any meeting of the US Ecology Board or of the stockholders, provided that notice of the proposed change was given in the notice of the meeting.

The NRCG Charter and NRCG Bylaws provide that the NRCG Board is authorized to adopt, amend, alter or repeal the NRCG Bylaws.

The NRCG Charter and NRCG Bylaws further state that the NRCG Bylaws may be adopted, amended, altered or repealed by the stockholders of NRC; provided, however, that in addition to any vote of the holders of any class or series of capital stock of NRCG required by law or by the NRCG Charter, (i) the affirmative vote of the holders of at least 66-2/3% of the voting power of all then outstanding shares of capital stock of NRCG entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of NRCG to adopt, amend, alter or repeal the NRCG Bylaws for so long as JFL beneficially owns, in the aggregate, at least 10% in voting power of the stock of NRCG entitled to vote generally in the election of directors and (ii) the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of NRCG entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of NRCG to adopt, amend, alter or repeal the NRCG Bylaws for so long as JFL beneficially owns, in the aggregate, less than 10% in voting power of the stock of NRCG entitled to vote generally in the election of directors; and provided further, however, that no bylaws adopted by the stockholders of NRCG shall invalidate any prior act of the NRCG Board that would have been valid if such bylaws had not been adopted.

The NRCG Charter provides that the NRCG Bylaws may be adopted, amended, altered or repealed by the affirmative vote of a majority of the total number of directors present at a regular or special meeting of the NRCG Board at which there is a quorum or by unanimous written consent.

The NRCG Bylaws provide that the affirmative vote of a majority of the NRCG Board shall be required to adopt, amend, alter or repeal the NRCG Bylaws.

The Holdco Amended Charter provides that the Holdco Amended Bylaws may be amended or repealed by the Holdco Board.

The Holdco Amended Bylaws state that the bylaws may be altered, amended or repealed and new bylaws may be adopted at any meeting of the Holdco Board or of the stockholders, provided that notice of the proposed change was given in the notice of the meeting.

	Rights of US Ecology Stockholders	Rights of NRCG Stockholders	Rights of Holdco Stockholders
Special Meeting of Stockholders	The US Ecology Bylaws provide that special meetings of the stockholders may be called by the US Ecology Board pursuant to a resolution adopted by a majority of the directors then in office.

The NRCG Charter and the NRCG Bylaws provide that, subject to the rights, if any, of the holders of any outstanding series of preferred stock of NRC, special meetings of the stockholders of NRCG may be called at any time only by or at the direction of the NRCG Board, the Chief Executive Officer of NRCG, or the Chairman of the NRCG Board; provided, however, that at any time when JFL beneficially owns, in the aggregate, at least 50% in voting power of the stock of NRCG entitled to vote generally in the election of directors, special meetings of the stockholders of NRCG for any purpose or purposes shall also be promptly called by or at the direction of the NRCG Board or the Chairman of the NRCG Board upon the written request of JFL.

The Holdco Amended Bylaws provide that special meetings of the stockholders may be called by the Holdco Board pursuant to a resolution adopted by a majority of the directors then in office.
Forum Selection	None

The NRCG Charter designates the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain legal actions unless NRCG consents in writing to the selection of an alternative forum, subject to certain exceptions.

None
Compliance with U.S. Maritime Laws	None

The NRCG Charter provides that any person other than citizens of the United States within the meaning of the U.S. Maritime Laws, eligible and qualified to own and operate U.S.-flag vessels in the U.S. Coastwise Trade shall not be permitted to beneficially own in the aggregate more than 24% of the issued and outstanding shares of any class or series of capital stock of NRCG.

The NRCG Charter and NRCG Bylaws provide that no shares of the capital stock of NRCG may be transferred to a non-U.S. Citizen or to a holder of record that will hold such shares for or on behalf of a non-U.S. Citizen if, upon completion of such transfer, the number of shares of such class or series beneficially owned by non-U.S. Citizens in the aggregate would exceed 24% for such class or series of capital stock of NRCG.

The Holdco Amended Charter provides that any non-U.S. Citizens shall not be permitted to beneficially own in the aggregate more than 24% of the shares of capital stock of Holdco.

Furthermore, no shares of the capital stock of Holdco may be transferred to a non-U.S. Citizen or to a holder of record that will hold such shares for or on behalf of a non-U.S. Citizen if, upon completion of such transfer, the number of shares of such class or series beneficially owned by non-U.S. Citizens in the aggregate would exceed 24% of the shares of capital stock of Holdco.

APPRAISAL RIGHTS

NRCG Stockholders

        Under Section 262 of the DGCL ("Section 262"), holders of NRCG Common Stock are not entitled to appraisal rights in connection with the Mergers.

        If the NRCG Merger is consummated, holders of shares of NRCG Series A Preferred Stock are entitled to appraisal rights under Section 262, provided that they comply with the conditions established by Section 262.

        Pursuant to Section 262, holders of shares of NRCG Series A Preferred Stock who do not wish to accept the merger consideration in respect of such shares of NRCG Series A Preferred Stock pursuant to the Merger Agreement may elect to have the "fair value" of their shares of NRCG Series A Preferred Stock (exclusive of any element of value arising from the accomplishment or expectation of the merger) judicially determined and paid in cash, together with interest, if any, to be paid upon the amount determined to be the fair value, in lieu of receiving the applicable merger consideration. A holder of shares of NRCG Series A Preferred Stock may exercise these appraisal rights only by complying strictly with Section 262. Failure to follow precisely any of the statutory procedures may result in a termination or waiver of appraisal rights.

        The following is a brief summary of the statutory procedures to be followed by holders of NRCG Series A Preferred Stock in order to perfect appraisal rights under Section 262. This summary is not intended to be complete, and is qualified in its entirety by reference to Section 262, the full text of which is included as Annex J to this joint proxy statement/prospectus.

        Any holder of NRCG Series A Preferred Stock seeking to demand appraisal of its shares of NRCG Series A Preferred Stock, or wishing to preserve its right to do so, should review carefully Section 262 and is urged to consult a legal advisor.

        All references in this summary to a "stockholder" are to the record holder of shares of NRCG Series A Preferred Stock unless otherwise indicated. A person having a beneficial interest in shares of NRCG Series A Preferred Stock held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow properly the steps summarized below and in a timely manner to perfect appraisal rights.

        Under Section 262, if a proposed merger is to be submitted for approval at a meeting of stockholders, as in the case of NRCG Special Meeting, a constituent corporation must, not less than 20 days prior to the meeting, notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This joint proxy statement/prospectus constitutes such notice to holders of NRCG Series A Preferred Stock, and a copy of Section 262, as in effect with respect to the NRCG Merger, is included as Annex J to this joint proxy statement/prospectus.

        A stockholder wishing to exercise appraisal rights under Section 262 must:

  •
  deliver a written demand for appraisal of his, her or its shares before the taking of the vote on the merger;

  •
  not vote in favor of the merger;

  •
  continue to hold such shares from the date of making the demand through the date upon which the merger becomes effective;

  •
  file any petitions necessary for the perfection of his, her or its appraisal rights within the time periods and in the manner prescribed in Section 262; and

  •
  otherwise comply fully with the conditions established by Section 262.

All demands for appraisal should be delivered to:

NRC Group Holdings Corp.
952 Echo Lane, Suite 460
Houston, Texas
Attn: General Counsel

        A demand for appraisal must be executed by or for the stockholder of record and must reasonably inform NRCG of the identity of the stockholder of record and that such stockholder intends thereby to demand appraisal of his, her or its shares of NRCG Series A Preferred Stock. If the shares of NRCG Series A Preferred Stock are owned of record by a person in a fiduciary capacity, such as a trustee, guardian or custodian, the demand should be executed in that capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all of the owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a stockholder; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is acting as agent for such owner or owners. A record owner, such as a bank or broker, who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising these rights with respect to the shares held for one or more other beneficial owners. In that case, the demand should set forth the number of shares as to which appraisal is sought, and where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

        A demand for appraisal must be made by the holder of record of NRCG Series A Preferred Stock and cannot be made by the beneficial owner. Stockholders who hold their shares of NRCG Series A Preferred Stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers or other nominees to determine appropriate procedures for making a demand for appraisal.

        Within ten days after the date upon which the NRCG Merger becomes effective, the surviving corporation in the NRCG Merger must give written notice of the date that the NRCG Merger has become effective to each stockholder who has complied with Section 262.

        Within 120 days after the date upon which the NRCG Merger becomes effective, the surviving corporation in the NRCG Merger, or any stockholder who has complied with Section 262 and who is otherwise entitled to appraisal rights, may file a petition in the Delaware Court of Chancery (the "Court of Chancery") demanding a determination of the value of the shares of NRCG Series A Preferred Stock held by all the dissenting stockholders that have properly demanded appraisal. A person who is the beneficial owner of shares of NRCG Series A Preferred Stock held in a voting trust or by a nominee on behalf of such person may, in such person's own name, file the petition described in the previous sentence. Any dissenting stockholder desiring to file a petition is advised to file on a timely basis. The failure to file a petition timely could nullify any previous written demand for appraisal. The surviving corporation in the NRCG Merger is under no obligation to file any such petition and stockholders seeking to exercise appraisal rights should not assume that such corporation will file such a petition or that such corporation will initiate any negotiations with respect to the fair value of such shares. Stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262.

        At any time within 60 days after the date upon which the NRCG Merger becomes effective, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the merger consideration in respect of such stockholder's shares of NRCG Series A Preferred Stock. Any attempt to withdraw such demand made more than 60 days after the date upon which the NRCG

Merger becomes effective will require the written approval of the surviving corporation in the NRCG Merger and no appraisal proceeding before the Court of Chancery as to any stockholder will be dismissed without the approval of the Court of Chancery, which approval may be conditioned upon any terms the Court of Chancery deems just. If the surviving corporation in the NRCG Merger does not approve a stockholder's request to withdraw a demand for appraisal when its approval is required or if the Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder would be entitled to receive only the appraised value determined in any such appraisal proceeding. This value could be higher or lower than, or the same as, the value of the merger consideration to which such stockholder would be entitled to in respect of his, her or its shares of NRCG Series A Preferred Stock in the NRCG Merger.

        Within 120 days after the date upon which the NRCG Merger becomes effective, any stockholder who has complied with Section 262 to that point in time shall be entitled to receive from NRCG, upon written request, a statement setting forth the aggregate number of shares not voted in favor of adopting the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. A person who is the beneficial owner of shares of NRCG Series A Preferred Stock held in a voting trust or by a nominee on behalf of such person may, in such person's own name, request from the surviving corporation in the NRCG Merger the statement described in the previous sentence. Each written statement shall be mailed within ten days after the stockholder's written request for such statement is received by the surviving corporation in the NRCG Merger or within ten days after expiration of the period for delivery of demands for appraisal under Section 262, whichever is later.

        Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving corporation in the NRCG Merger. If a petition for appraisal is duly filed by a stockholder and a copy thereof is delivered to the surviving corporation in the NRCG Merger, such corporation shall, within 20 days after such service, file with the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreement as to the value of their shares has not been reached by such corporation. The Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights. The Court of Chancery may require the stockholders who demanded appraisal of their shares and who hold stock represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with such direction, the Court of Chancery may dismiss the proceedings as to such stockholder.

        After determining which stockholders are entitled to an appraisal, the Court of Chancery will appraise the shares of NRCG Series A Preferred Stock, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the NRCG Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Court of Chancery in its discretion determines otherwise for good cause shown, interest from the date upon which the NRCG Merger becomes effective through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the date upon which the NRCG Merger becomes effective and the date of payment of the judgment. In determining fair value, the Court of Chancery is to take into account all relevant factors. The fair value of their shares as determined under Section 262 could be greater than, the same as, or less than the merger consideration that holders of NRCG Series A Preferred Stock would receive in the NRCG Merger. NRCG does not anticipate offering more than the applicable merger consideration to any stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the "fair value" of shares of NRCG Series A Preferred Stock is less than the merger consideration that holders of NRCG Series A Preferred Stock would receive in the NRCG Merger.

        Upon application by the surviving corporation or by any holder of NRCG Series A Preferred Stock entitled to participate in the appraisal proceeding, the Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any holder of shares of NRCG Series A Preferred Stock whose name appears on the verified list and who has submitted such stockholder's stock certificates, if any, to the Delaware Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights.

        The Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the surviving corporation in the NRCG Merger to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares represented by certificates upon the surrender to the surviving corporation in the NRCG Merger of the certificates representing such stock.

        The costs of the proceedings may be determined by the Court of Chancery and taxed upon the parties as the Court of Chancery deems equitable in the circumstances. However, costs do not include attorneys' or expert witnesses' fees. Upon application of a stockholder, the Court of Chancery may order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding be charged pro rata against the value of all of the shares entitled to appraisal. These expenses may include, without limitation, reasonable attorneys' fees and the fees and expenses of experts.

        Any stockholder who has demanded appraisal rights will not, from and after the date upon which the NRCG Merger becomes effective, be entitled to vote shares subject to that demand for any purpose or to receive payment of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the date upon which the NRCG Merger becomes effective. If no petition for appraisal is filed within 120 days after the date upon which the NRCG Merger becomes effective, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder's right to appraisal, then the right of such stockholder to appraisal will cease and such stockholder will be entitled to receive the merger consideration in respect of his, her or its shares of NRCG Series A Preferred Stock pursuant to the Merger Agreement.

        Failure to strictly follow the steps required by Section 262 for perfecting appraisal rights will result in the loss of appraisal rights, in which event holders of NRCG Series A Preferred Stock will be entitled to receive the merger consideration in respect of their shares of NRCG Series A Preferred Stock pursuant to the Merger Agreement. In view of the complexity of the provisions of Section 262, any stockholder considering exercising its appraisal rights under Section 262 is urged to consult his, her or its own legal advisor.

US Ecology Stockholders

        Under Section 262, US Ecology stockholders are not entitled to appraisal rights in connection with the Mergers.

LEGAL MATTERS

        The validity of the securities being offered by this document will be passed upon by Dechert. U.S. federal income tax consequences relating to the Mergers will also be passed upon by Dechert and/or Jones Day.

 EXPERTS

US Ecology

        The consolidated financial statements of US Ecology, Inc. and subsidiaries as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 incorporated in this joint proxy statement/prospectus by reference from the US Ecology, Inc. Annual Report on Form 10-K for the year ended December 31, 2018 and the effectiveness of US Ecology, Inc. and subsidiaries' internal control over financial reporting as of December 31, 2018, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such consolidated financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

        With respect to the unaudited interim financial information for the periods ended March 31, 2019 and 2018 and June 30, 2019 and 2018, which is incorporated herein by reference, Deloitte & Touche LLP, an independent registered public accounting firm, have applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their reports included in the US Ecology, Inc. Quarterly Report on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019 and incorporated by reference herein, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their reports on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the registration statement of which this joint proxy statement/prospectus forms a part prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Securities Act.

NRCG

        The audited consolidated financial statements of NRCG incorporated by reference in this joint proxy statement/prospectus and elsewhere in the Registration Statement have been so incorporated by reference in reliance upon the report of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.

        The audited financial statements of SES Hold Co, LLC not separately presented in this joint proxy statement/prospectus, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report thereon is incorporated by reference. The audited financial statements of NRCG, to the extent they relate to SES Hold Co, LLC, have been incorporated by reference in reliance on the report of such independent registered public accounting firm given on the authority of said firm as experts in auditing and accounting.

        The financial statements of Progressive Environmental Services, Inc. as of and for the year ended December 31, 2017, included in NRCG's Current Report on Form 8-K, filed with the SEC on April 5, 2019, have been so incorporated by reference in this joint proxy statement/prospectus in reliance on the report of Jaynes, Reitmeier, Boyd & Therrell, P.C., an independent public accounting firm, upon the authority of said firm as experts in accounting and auditing.

        The financial statements of Quail Run Services, LLC as of December 31, 2017 and 2016 and for each of the two years in the period ended December 31, 2017, included in NRCG's Current Report on Form 8-K, filed with the SEC on December 17, 2018, have been incorporated by reference in this joint proxy statement/prospectus in reliance upon the report of Jain & Jain, P.C., an independent public accounting firm, upon the authority of said firm as experts in accounting and auditing.

FUTURE STOCKHOLDER PROPOSALS

US Ecology

        US Ecology currently does not expect to hold its 2020 annual meeting of stockholders, except to the extent required by applicable law and the rules of Nasdaq.

        In accordance with SEC rules and regulations, US Ecology must receive stockholder proposals submitted for inclusion in the US Ecology's proxy materials and for consideration at the 2020 Annual Meeting of Stockholders ("2020 Annual Meeting") no later than December 13, 2019. Any such proposals are requested to be submitted to Wayne R. Ipsen, Secretary, US Ecology, Inc., 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702 and should comply with the SEC rules governing stockholder proposals submitted for inclusion in proxy materials.

        Stockholders may also submit recommendations for nominees for director to Wayne R. Ipsen, Secretary, US Ecology, Inc., 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702. Recommendations are requested no later than December 13, 2019, for consideration by the Corporate Governance Committee for the 2020 Annual Meeting. In considering any nominee proposed by a stockholder, the Corporate Governance Committee will apply the same criteria it uses in evaluating all director candidates. Nominees should reflect suitable expertise, skills, attributes, and personal and professional backgrounds for service as a director of US Ecology.

NRCG

        NRCG currently does not expect to hold its 2020 annual meeting of stockholders, except to the extent required by applicable law and the rules of the NYSE American.

        Stockholder proposals that are intended to be included in NRCG's proxy materials for the 2020 annual meeting of stockholders must be received by NRCG's Secretary no later than December 19, 2019 and must be submitted to NRCG's Corporate Secretary, NRC Group Holdings, Corp., 952 Echo Lane, Suite 460, Houston, Texas 77024. Proposals that are not timely submitted by December 19, 2019 or are submitted to the incorrect address or other than to the attention of NRCG's Corporate Secretary will be considered untimely and may, at NRCG's discretion, be excluded from its proxy materials. Stockholder proponents must meet the eligibility requirements of the SEC's stockholder proposal rule (Rule 14a-8), and their proposals must comply with the requirements of that rule to be included in NRCG's proxy materials.

        Stockholders who wish to (1) submit director nominees for inclusion in NRCG's proxy materials for NRCG's 2020 annual meeting of stockholders or (2) present other items of business directly at NRCG's 2020 annual meeting of stockholders other than under the SEC's Stockholder Proposal Rule (Rule 14a-8) must give written notice of their intention to do so to NRCG's Corporate Secretary at the address set forth above, which notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders. The period for the receipt from stockholders of any such notice for NRCG's 2020 annual meeting of stockholders is currently set to begin on January 31, 2020 and end on March 1, 2020. In the event that NRCG's 2020 annual meeting of stockholders is called for on a date that is not within 30 days before or after the anniversary date of NRCG's 2019 annual meeting, refer to NRCG's bylaws for further details on submission. Any such notice also must include the information required by NRCG's bylaws and must be updated and supplemented as provided in NRCG's bylaws.

 OTHER MATTERS

        As of the date of this joint proxy statement/prospectus, neither the US Ecology Board nor the NRCG Board knows of any matters that will be presented for consideration at either the US Ecology Special Meeting or the NRCG Special Meeting other than as described in this joint proxy statement/prospectus. If any other matters properly come before the NRCG Special Meeting or any adjournments or postponements of the meeting and are voted upon, the enclosed proxy will confer discretionary authority on the individuals named as proxy to vote the shares represented by the proxy as to any other matters. The individuals named as proxies intend to vote in accordance with their best judgment as to any other matters. In accordance with US Ecology's bylaws and Delaware law, business transacted at the US Ecology Special Meeting will be limited to those matters set forth in the accompanying notice of the US Ecology Special Meeting. Nonetheless, if any other matter is properly presented at the US Ecology Special Meeting, or any adjournments or postponements of the meeting, and are voted upon, including matters incident to the conduct of the meeting, the enclosed proxy card will confer discretionary authority on the individuals named therein as proxies to vote the shares represented thereby as to any such other matters. It is intended that the persons named in the enclosed proxy card and acting thereunder will vote in accordance with their best judgment on any such matter.

 WHERE YOU CAN FIND MORE INFORMATION

        US Ecology and NRCG each file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers, including US Ecology and NRCG, who file electronically with the SEC, which you can access at www.sec.gov. In addition, you may obtain free copies of the documents US Ecology files with the SEC by going to US Ecology's Internet website at https://investors.usecology.com/, and you may obtain free copies of the documents NRCG files with the SEC by going to NRCG's Internet website at ir.nrcg.com. The Internet website addresses of US Ecology and NRCG are provided as inactive textual references only. The information provided on the Internet websites of US Ecology and NRCG, other than copies of the documents listed below that have been filed with the SEC, is not part of this joint proxy statement/prospectus and, therefore, is not incorporated herein by reference.

        The SEC allows US Ecology and NRCG to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this joint proxy statement/prospectus.

US Ecology

        This joint proxy statement/prospectus incorporates by reference the documents listed below that US Ecology has previously filed with the SEC (other than information furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K). These documents contain important information about US Ecology, its financial condition or other matters:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 28, 2019;

  •
  Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2019, filed with the SEC on May 6, 2019 and for the quarterly period ended June 30, 2019, filed with the SEC on August 5, 2019; and

  •
  Current Reports on Form 8-K filed with the SEC on May 24, 2019, June 24, 2019 (two filings), July 22, 2019 and August 9, 2019 (in each case, excluding any information deemed furnished under Item 2.02 or Item 7.01 of Form 8-K, including the related exhibits, which information is not incorporated by reference herein).

        In addition, US Ecology incorporates by reference any future filings US Ecology makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, excluding any information furnished pursuant to Item 2.02 or Item 7.01 on any Current Report on Form 8-K after the date of this joint proxy statement/prospectus and before the date of the US Ecology Special Meeting. The future filings with the SEC made by US Ecology will automatically update and supersede any inconsistent information in this joint proxy statement/prospectus and any earlier dated incorporated document.

        You can obtain any of these documents from the SEC, through the SEC's website at the address provided above, or US Ecology will provide you with copies of these documents, without charge, upon written or oral request to:

  US Ecology, Inc.
  101 S. Capitol Blvd., Suite 1000
  Boise, Idaho 83702
  Attention: Corporate Secretary
  Telephone: (208) 331-8400

NRCG

        This joint proxy statement/prospectus incorporates by reference the documents listed below that NRCG has previously filed with the SEC (other than information furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K). These documents contain important information about NRCG, its financial condition or other matters:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 25, 2019;

  •
  Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2019, filed with the SEC on May 7, 2019, and for the quarterly period ended June 30, 2019, filed with the SEC on August 7, 2019; and

  •
  Current Reports on Form 8-K filed with the SEC on December 17, 2018, February 13, 2019, April 5, 2019, April 12, 2019, May 14, 2019, May 30, 2019 and June 24, 2019 (in each case, excluding any information deemed furnished under Item 2.02 or Item 7.01 of Form 8-K, including the related exhibits, which information is not incorporated by reference herein).

        In addition, NRCG incorporates by reference any future filings NRCG makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, excluding any information furnished pursuant to Item 2.02 or Item 7.01 on any Current Report on Form 8-K after the date of this joint proxy statement/prospectus and before the date of the NRCG Special Meeting. The future filings with the SEC made by NRCG will automatically update and supersede any inconsistent information in this joint proxy statement/prospectus and any earlier dated incorporated document.

        You can obtain any of these documents from the SEC, through the SEC's website at the address provided above, or NRCG will provide you with copies of these documents, without charge, upon written or oral request to:

  NRC Group Holdings Corp.
  952 Echo Lane, Suite 460
  Houston, Texas 77024
  Attention: Corporate Secretary
  Telephone: (832) 767-4749

        You should rely only on the information contained or incorporated by reference into this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated September 19, 2019. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. You should not assume that the information incorporated by reference into this joint proxy statement/prospectus is accurate as of any date other than the date of such incorporated document. Neither the mailing of this joint proxy statement/prospectus to US Ecology stockholders or NRCG stockholders nor the issuance by Holdco of Holdco Common Stock pursuant to the Mergers will create any implication to the contrary.

        This joint proxy statement/prospectus contains a description of the representations and warranties that each of US Ecology and NRCG made to the other in the Merger Agreement. Representations and warranties made by US Ecology, NRCG and other applicable parties are also set forth in contracts and other documents (including the Merger Agreement) that are attached or filed as exhibits to this joint proxy statement/prospectus or are incorporated by reference into this joint proxy statement/prospectus. These materials are included or incorporated by reference only to provide you with information regarding the terms and conditions of the agreements, and not to provide any other factual information regarding US Ecology, NRCG or their businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the other information provided elsewhere in this joint proxy statement/prospectus or incorporated by reference into this joint proxy statement/prospectus.

ANNEX A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

US ECOLOGY, INC.,

US ECOLOGY PARENT,  INC.,

ROOSTER MERGER SUB, INC.,

ECOL MERGER SUB, INC.

and

NRC GROUP HOLDINGS CORP.

Dated as of June 23, 2019

AGREEMENT AND PLAN OF MERGER

        This Agreement and Plan of Merger (this "Agreement"), is entered into as of June 23, 2019, by and among US Ecology, Inc., a Delaware corporation ("Parent"), US Ecology Parent, Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent ("Holdco"), Rooster Merger Sub, Inc., a Delaware corporation and a wholly-owned Subsidiary of Holdco ("Rooster Merger Sub"), ECOL Merger Sub, Inc., a Delaware corporation and a wholly-owned Subsidiary of Holdco ("Parent Merger Sub"), and NRC Group Holdings Corp., a Delaware corporation (the "Company"). Capitalized terms used herein (including in the immediately preceding sentence) and not otherwise defined herein shall have the meanings set forth in Section 8.01 hereof.

RECITALS

        WHEREAS, Parent has organized Holdco, Rooster Merger Sub and Parent Merger Sub for the purpose of effecting the transactions contemplated by this Agreement;

        WHEREAS, each of Parent, Holdco, Rooster Merger Sub, Parent Merger Sub and the Company desire, subject to the satisfaction or waiver of the conditions set forth in Article VI, to effect the Mergers upon the terms set forth in this Agreement, pursuant to which Parent Merger Sub shall be merged with and into Parent, with Parent as the surviving entity and continuing as the wholly-owned subsidiary of Holdco, and Rooster Merger Sub shall be merged with and into the Company, with the Company as the surviving entity and continuing as the wholly-owned subsidiary of Holdco;

        WHEREAS, the Board of Directors of the Company (the "Company Board") has: (a) determined that it is in the best interests of the Company and the holders (the "Company Common Stockholders") of shares of the Company's common stock, par value $0.0001 per share (the "Company Common Stock"), and declared it advisable, to enter into this Agreement; (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Rooster Merger; and (c) resolved, subject to the terms and conditions set forth in this Agreement, to recommend adoption of this Agreement by the Company Common Stockholders; in each case, in accordance with the Delaware General Corporation Law (the "DGCL");

        WHEREAS, the respective Boards of Directors of Parent (the "Parent Board"), Holdco (the "Holdco Board"), Parent Merger Sub (the "Parent Merger Sub Board") and Rooster Merger Sub (the "Rooster Merger Sub Board") have each: (a) determined that it is in the best interests of Parent, Holdco, Rooster Merger Sub or Parent Merger Sub, as applicable, and their respective stockholders, and declared it advisable, to enter into this Agreement; (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Mergers and, with respect to the Parent Board and the Holdco Board, the Holdco Stock Issuance and the Holdco Charter Amendment; (c) in the case of the Holdco Board, resolved, subject to the terms and conditions set forth in this Agreement, to recommend approval of the Holdco Charter Amendment by Parent, in its capacity as the sole stockholder of Holdco; and (d) in the case of the Rooster Merger Sub Board and the Parent Merger Sub Board, resolved, subject to the terms and conditions set forth in this Agreement, to recommend adoption of this Agreement by Holdco, in its capacity as the sole stockholder of each of Rooster Merger Sub and Parent Merger Sub; in each case, in accordance with the DGCL;

        WHEREAS, the Parent Board has resolved to recommend that the holders of shares of Parent's common stock, par value $0.01 per share (the "Parent Common Stock") (a) adopt this Agreement, (b) approve the issuance of shares of Holdco Common Stock in connection with the Mergers on the terms and subject to the conditions set forth in this Agreement (the "Holdco Stock Issuance") and (c) approve the Holdco Charter Amendment;

        WHEREAS, concurrently with the execution of this Agreement, and as a condition to the willingness of the parties to enter into this Agreement, (a) Parent, Holdco, Rooster Merger Sub and certain holders of shares of Company Common Stock and 7.00% Series A Convertible Cumulative Preferred Stock (the "Company Series A Preferred Stock") of the Company have entered into a support agreement pursuant to which such stockholders have, subject to the terms and conditions set forth herein, agreed to support the Rooster Merger and the other transactions contemplated by this Agreement, (b) Parent, Holdco, the Company and such holders have entered into an investor agreement pursuant to which, among other things, such holders have waived, subject to consummation of the Mergers, certain rights to future payments by the Company and (c) as a condition to the willingness of such holders to enter into such support agreement and investor agreement, Parent, Holdco and such holders have entered into a registration rights agreement setting forth certain rights and obligations of such parties after the Closing;

        WHEREAS, for U.S. federal income tax purposes it is intended that (a) each of the Mergers will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code"), b) the Mergers together will be treated as an "exchange" described in Section 351 of the Code, and (c) this Agreement will constitute a "plan of reorganization" for the Mergers for purposes of Sections 354 and 361 of the Code; and

        WHEREAS, the parties desire to make certain representations, warranties, covenants, and agreements in connection with the Mergers, the Holdco Stock Issuance, the Holdco Charter Amendment and the other transactions contemplated by this Agreement and also to prescribe certain terms and conditions to the Mergers.

        NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants, and agreements contained in this Agreement, the parties, intending to be legally bound, agree as follows:

ARTICLE I

THE MERGER

        Section 1.01.    The Mergers.    On the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time:

          (a)   (i) Parent Merger Sub will merge with and into Parent (the "Parent Merger" and, together with the Rooster Merger, the "Mergers"); (ii) the separate corporate existence of Parent Merger Sub will cease; and (ii) Parent will continue its corporate existence under the DGCL as the surviving corporation in the Parent Merger and a wholly-owned Subsidiary of Holdco (sometimes referred to herein as the "Parent Surviving Corporation"); and

          (b)   (i) Rooster Merger Sub will merge with and into the Company (the "Rooster Merger"); (ii) the separate corporate existence of Rooster Merger Sub will cease; and (iii) the Company will continue its corporate existence under the DGCL as the surviving corporation in the Rooster Merger and a wholly-owned Subsidiary of Holdco (sometimes referred to herein as the "Rooster Surviving Corporation" and, together with Parent Surviving Corporation, the "Surviving Corporations").

        Section 1.02.    Closing.    Upon the terms and subject to the conditions set forth herein, the closing of the Mergers (the "Closing") will take place at 12:01 a.m., Boise, Idaho time, on the first Business Day of the calendar month following the satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Mergers set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted hereunder, waiver of all such conditions in accordance with this Agreement), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto. Notwithstanding the foregoing, unless otherwise agreed by Parent and the Company, the Closing shall not occur prior to October 1, 2019. The Closing shall be held at the offices of Dechert LLP, Cira Centre, 2929 Arch Street, Philadelphia, Pennsylvania 19104 unless another place (or remotely by electronic exchange of documents) is agreed to in writing by the parties hereto, and the actual date of the Closing is hereinafter referred to as the "Closing Date."

        Section 1.03.    Effective Time.    Subject to the provisions of this Agreement, at the Closing, (a) the Company, Holdco, and Rooster Merger Sub will cause a certificate of merger (the "Rooster Certificate of Merger") to be executed, acknowledged, and filed with the Secretary of State of the State of Delaware in such form as required by and in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL in connection with the Rooster Merger and (b) Parent, Holdco, and Parent Merger Sub will cause a certificate of merger (the "Parent Certificate of Merger" and, together with the Rooster Certificate of Merger, the "Certificates of Merger") to be executed, acknowledged, and filed with the Secretary of State of the State of Delaware in such form as required by and in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL in connection with the Parent Merger. The Mergers will become effective at such time as the Certificates of Merger have been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by the Company and Parent in writing and specified in the Certificates of Merger in accordance with the DGCL (the effective time of the Mergers being hereinafter referred to as the "Effective Time").

        Section 1.04.    Effects of the Merger.    The Mergers shall have the effects set forth in this Agreement, the Certificates of Merger and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, (a) all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and Rooster Merger Sub shall vest in the Rooster Surviving Corporation, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and Rooster Merger Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Rooster Surviving Corporation, and (b) all property, rights, privileges, immunities, powers, franchises, licenses, and authority of Parent and Parent Merger Sub shall vest in the Parent Surviving Corporation, and all debts, liabilities, obligations, restrictions, and duties of each of Parent and Parent Merger Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Parent Surviving Corporation.

        Section 1.05.    Certificate of Incorporation; Bylaws.

          (a)   At the Effective Time: (i) the certificate of incorporation of the Company shall be the certificate of incorporation of the Rooster Surviving Corporation until thereafter amended in accordance with the terms thereof or as provided by applicable Law; and (ii) the bylaws of Rooster Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Rooster Surviving Corporation, except that references to Rooster Merger Sub's name shall be replaced with references to the Rooster Surviving Corporation's name, until thereafter amended in accordance with the terms thereof, the certificate of incorporation of the Rooster Surviving Corporation, or as provided by applicable Law.

          (b)   At the Effective Time: (i) the certificate of incorporation of Parent Merger Sub shall be amended and restated in the form attached hereto as Exhibit A and, as so amended and restated, shall be the certificate of incorporation of the Parent Surviving Corporation until thereafter amended in accordance with the terms thereof or as provided by applicable Law; and (ii) the bylaws of Parent Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Parent Surviving Corporation, except that references to Parent Merger Sub's name shall be replaced with references to the Parent Surviving Corporation's name, until thereafter amended in accordance with the terms thereof, the certificate of incorporation of the Parent Surviving Corporation, or as provided by applicable Law.

          (c)   Parent shall take and shall cause Holdco to take all requisite action to cause (i) the certificate of incorporation of Holdco (as in effect immediately prior to the Effective Time) to be amended and restated at the Effective Time in its entirety as set forth on Exhibit B (the "Holdco Charter Amendment"), until thereafter amended as provided therein or by applicable Law, and (ii) the bylaws of Holdco (as in effect immediately prior to the Effective Time) to be amended and restated at the Effective Time in their entirety to be identical to the bylaws of Parent as in effect immediately prior to the Effective Time until thereafter amended in accordance with the terms thereof, the certificate of incorporation of Holdco, or as provided by applicable Law.

        Section 1.06.    Directors and Officers of the Rooster Surviving Corporation and the Parent Surviving Corporation.

          (a)   The directors and officers of Rooster Merger Sub, in each case, immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Rooster Surviving Corporation until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of the Rooster Surviving Corporation.

          (b)   The directors and officers of Parent Merger Sub, in each case, immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Parent Surviving Corporation until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of the Parent Surviving Corporation.

        Section 1.07.    Directors and Officers of Holdco.

          (a)   At the Effective Time, the parties shall take all necessary action to cause the Holdco Board to be comprised of those persons who constitute the Parent Board immediately prior to the Effective Time.

          (b)   At the Effective Time, the parties shall take all necessary action to cause the officers of Parent immediately prior to the Effective Time to be appointed as the officers of Holdco to serve in the same capacities in which such persons served as officers of Parent.

        Section 1.08.    Intended Tax Treatment.    It is intended that, for U.S. federal income Tax purposes, (a) each of the Mergers will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, (b) the Mergers together will be treated as an "exchange" described in Section 351 of the Code, and (c) this Agreement will constitute a "plan of reorganization" for purposes of Sections 354 and 361 of the Code.

ARTICLE II

EFFECT OF THE MERGERS ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

        Section 2.01.    Effect of the Mergers on Capital Stock of Parent and the Company.

          (a)   At the Effective Time, as a result of the Parent Merger and without any action on the part of Holdco, Parent Merger Sub, Parent or the holder of any Parent capital stock or any capital stock of Holdco or Parent Merger Sub (other than any requisite approval of the principal terms of the Parent Merger in accordance with the DGCL):

              (i)  Cancellation of Certain Parent Capital Stock.    Each share of Parent Common Stock that is owned by Holdco, Parent Merger Sub or Parent (as treasury stock or otherwise) or any of their respective direct or indirect wholly-owned Subsidiaries as of immediately prior to the Effective Time (the "Cancelled Parent Common Shares") will automatically be cancelled and shall cease to exist, without any conversion thereof and no consideration will be delivered in exchange therefor.

             (ii)  Conversion of Parent Capital Stock.    Each share of Parent Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Parent Common Shares) will be converted into the right to receive, and become exchangeable for: (A) one share of common stock, par value $0.01 of Holdco ("Holdco Common Stock") (the "Parent Merger Consideration"); and (B) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of Parent Common Stock in accordance with Section 2.05(g).

            (iii)  Cancellation of Shares.    At the Effective Time, all shares of Parent Common Stock converted into the right to receive the Parent Merger Consideration pursuant to Section 2.01(a)(ii) will no longer be outstanding and all shares of Parent Capital Stock will automatically be cancelled and retired and will cease to exist, and each holder of: (i) a certificate formerly representing any shares of Parent Common Stock (each, a "Parent Certificate"); or (ii) any book-entry account which immediately prior to the Effective Time represented shares of Parent Common Stock (each, a "Parent Book-Entry Share") will cease to have any rights with respect thereto, except the right to receive (A) the Parent Merger Consideration in accordance with Section 2.01(a)(ii) hereof and (B) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of Parent Common Stock in accordance with Section 2.05(g).

            (iv)  Conversion of Parent Merger Sub Capital Stock.    Each share of common stock, par value $0.01 per share, of Parent Merger Sub issued and outstanding immediately prior to the Effective Time (the "Parent Merger Sub Common Stock") shall be converted into one newly issued, fully paid, and non-assessable share of common stock, par value $0.01 per share, of the Parent Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Parent Surviving Corporation. From and after the Effective Time, all certificates representing shares of Parent Merger Sub Common Stock shall be deemed for all purposes to represent the number of shares of common stock of the Parent Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

          (b)   At the Effective Time, as a result of the Rooster Merger and without any action on the part of Parent, Holdco, Rooster Merger Sub, the Company or the holder of any Company Capital Stock or any capital stock of Parent, Holdco or Rooster Merger Sub (other than any requisite approval of the principal terms of the Rooster Merger in accordance with the DGCL):

              (i)  Cancellation of Certain Company Capital Stock.

              (1)   Each share of Company Common Stock that is owned by Parent, Holdco, Rooster Merger Sub or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly-owned Subsidiaries as of immediately prior to the Effective Time (the "Cancelled Common Shares") will automatically be cancelled and shall cease to exist, without any conversion thereof and no consideration will be delivered in exchange therefor.

              (2)   Each share of Company Series A Preferred Stock that is owned by Parent, Holdco, Rooster Merger Sub or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly-owned Subsidiaries as of immediately prior to the Effective Time (the "Cancelled Series A Preferred Shares" and, together with the Cancelled Common Shares, the "Cancelled Shares") will automatically be cancelled and shall cease to exist, without any conversion thereof and no consideration will be delivered in exchange therefor.

             (ii)  Conversion of Company Capital Stock.

              (1)   Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive, and become exchangeable for: (A) 0.196 (the "Common Exchange Ratio") of a share of Holdco Common Stock (the "Common Merger Consideration"); (B) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to Section 2.01(b)(v); and (C) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of Holdco Common Stock in accordance with Section 2.05(g).

              (2)   Each share of Company Series A Preferred Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Series A Preferred Shares and Dissenting Shares) will be converted into the right to receive, and become exchangeable for, that number of shares of Holdco Common Stock equal to the sum of: (A) the product of (1) that number of shares Company Common Stock that such share of Company Series A Preferred Stock could be converted into at the Effective Time (including, for the avoidance of doubt, the applicable Fundamental Change Additional Shares and Accumulated Dividends) multiplied by (2) by the Common Exchange Ratio (the "Preferred Merger Consideration" and, together with the Common Merger Consideration, the "Merger Consideration"); (B) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to Section 2.01(b)(v); and (C) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of Holdco Common Stock in accordance with Section 2.05(g).

            (iii)  Cancellation of Shares.    At the Effective Time, all shares of Company Capital Stock converted into the right to receive the Merger Consideration pursuant to Section 2.01(b)(ii) will no longer be outstanding and all shares of Company Capital Stock will automatically be cancelled and retired and will cease to exist, and each holder of: (i) a certificate formerly representing any shares of Company Capital Stock (each, a "Certificate"); or (ii) any book-entry account which immediately prior to the Effective Time represented shares of Company Capital Stock (each, a "Book-Entry Share") will, subject to applicable Law in the case of Dissenting Shares, cease to have any rights with respect thereto, except the right to receive (A) the Merger Consideration in accordance with Section 2.01 hereof, (B) any cash in lieu of fractional shares of Holdco Common Stock payable pursuant to Section 2.01(b)(v) , and (C) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of Company Capital Stock in accordance with Section 2.05(g).

            (iv)  Conversion of Rooster Merger Sub Capital Stock.    Each share of common stock, par value $0.0001 per share, of Rooster Merger Sub issued and outstanding immediately prior to the Effective Time (the "Rooster Merger Sub Common Stock") shall be converted into one newly issued, fully paid, and non-assessable share of common stock, par value $0.0001 per share, of the Rooster Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Rooster Surviving Corporation. From and after the Effective Time, all certificates representing shares of Rooster Merger Sub Common Stock shall be deemed for all purposes to represent the number of shares of common stock of the Rooster Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

             (v)  Fractional Shares.    No certificates or scrip representing fractional shares of Holdco Common Stock shall be issued upon the conversion of Company Common Stock pursuant to Section 2.01(b)(ii)(1) or Company Series A Preferred Stock pursuant to Section 2.01(b)(ii)(2) and such fractional share interests shall not entitle the owner thereof to vote or to any dividends, voting rights or other rights of a holder of shares of Holdco Common Stock. Notwithstanding any other provision of this Agreement, each holder of shares of Company Common Stock or Company Series A Preferred Stock converted pursuant to the Rooster Merger who would otherwise have been entitled to receive a fraction of a share of Holdco Common Stock (after taking into account all shares of Company Common Stock or Company Series A Preferred Stock exchanged by such holder) shall in lieu thereof, upon surrender of such holder's Certificates and Book-Entry Shares, receive in cash (rounded to the nearest whole cent), without interest, an amount equal to such fractional amount multiplied by an amount equal to the average of the daily volume weighted average price per share of Parent Common Stock on the Nasdaq Global Select Market ("Nasdaq") (as such daily volume weighted average price per share is reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by Parent and the Company) calculated for the five (5) consecutive Business Days ending on the second (2nd) full Business Day immediately prior to (and not including) the Closing Date.

        Section 2.02.    Effect on Holdco Common Stock.    At the Effective Time, Parent shall cause all shares of Holdco Common Stock that are issued and outstanding immediately prior to the Effective Time, to be surrendered and cancelled and cease to exist, with no consideration being delivered in exchange therefor.

        Section 2.03.    Stock Options and Stock-Based Compensation.

          (a)   Treatment of Stock Options and Other Stock-Based Compensation of the Parent.

              (i)  Parent Stock Options.    As of the Effective Time, each Parent Stock Option that is outstanding as of immediately prior to the Effective Time, whether or not then vested or exercisable, shall, by virtue of the Parent Merger and without any action on the part of the holder thereof, be automatically assumed by Holdco and shall be converted at the Effective Time into an option (each, a "Parent Replacement Option") to acquire the same number of shares of Holdco Common Stock as the number of shares of Parent Common Stock subject to such Parent Stock Option as of immediately prior to the Effective Time, at the same exercise price per share of Holdco Common Stock as the exercise price per share of Parent Common Stock of such Parent Stock Option as of immediately prior to the Effective Time; provided, that the exercise price and the number of shares of Holdco Common Stock subject to the Parent Replacement Option shall be determined in a manner consistent with the requirements of Section 409A of the Code. Each Parent Replacement Option shall have, and shall be subject to, substantially the same terms and conditions as applied to the corresponding Parent Stock Option immediately prior to the Effective Time (including vesting, repurchase or other applicable restrictions). No Parent Stock Option shall become vested solely by reason of the execution of this Agreement or the consummation of the transactions contemplated by this Agreement.

             (ii)  Parent RSUs.    As of the Effective Time, each restricted stock unit granted under any Parent Stock Plan representing the right of the holder thereof to receive one share of Parent Common Stock (or, if applicable, cash or a combination thereof), subject to time-based vesting, settlement or other applicable restrictions (each, a "Parent RSU"), that is outstanding as of immediately prior to the Effective Time shall, by virtue of the Parent Merger and without any action on the part of the holder thereof, be automatically assumed by Holdco and shall be converted at the Effective Time into a restricted stock unit of Holdco (each, a "Parent Replacement RSU") covering the same number of shares of Holdco Common Stock as the number of shares of Parent Common Stock covered by such Parent RSU as of immediately prior to the Effective Time. Each such Parent Replacement RSU shall have, and be subject to, substantially the same terms and conditions that were applicable to the corresponding Parent RSU immediately before the Effective Time (including, vesting, repurchase or other applicable restrictions and any accrued dividend or dividend equivalent rights). No Parent RSU shall become vested solely by reason of the execution of this Agreement or the consummation of the transactions contemplated by this Agreement.

            (iii)  Parent PSUs.    As of the Effective Time, each performance stock unit granted under any Parent Stock Plan representing the right of the holder thereof to receive one share of Parent Common Stock (or, if applicable, cash or a combination thereof), subject to performance-based vesting, performance-based settlement or other applicable performance-based restrictions (each, a "Parent PSU"), that is outstanding as of immediately prior to the Effective Time shall, by virtue of the Parent Merger and without any action on the part of the holder thereof, be automatically assumed by Holdco and shall be converted at the Effective Time into a performance stock unit of Holdco (each, a "Parent Replacement PSU") covering the same number of shares of Holdco Common Stock as the number of shares of Parent Common Stock covered by such Parent PSU as of immediately prior to the Effective Time. Each such Parent Replacement PSU shall have, and be subject to, substantially the same terms and conditions that were applicable to the corresponding Parent PSU immediately before the Effective Time (including, vesting, repurchase, performance conditions or other applicable restrictions and any accrued dividend or dividend equivalent rights). No Parent PSU shall become vested solely by reason of the execution of this Agreement or the consummation of the transactions contemplated by this Agreement.

            (iv)  Parent Restricted Shares.    As of the Effective Time, each share of Parent Common Stock granted under any Parent Stock Plan subject to vesting, repurchase or other applicable restrictions (each, a "Parent Restricted Share") that is outstanding as of immediately prior to the Effective Time shall, by virtue of the Parent Merger and without any action on the part of the holder thereof, be assumed by Holdco and shall be converted at the Effective Time into one share of restricted Holdco Common Stock (each, a "Parent Replacement Restricted Share"). Each such Parent Replacement Restricted Share shall have, and be subject to, substantially the same terms and conditions as were applicable to the corresponding Parent Restricted Share immediately before the Effective Time (including, vesting, repurchase or other applicable restrictions and any accrued dividend or dividend equivalent rights). No Parent Restricted Share shall become vested solely by reason of the execution of this Agreement or the consummation of the transactions contemplated by this Agreement.

             (v)  Resolutions and Other Parent Actions.    At or prior to the Effective Time, Parent, the Parent Board, and the compensation committee of the Parent Board shall adopt all resolutions and take all actions (including obtaining any consents) that may be necessary to effectuate the provisions of paragraphs (i), (ii), (iii) and (iv) of this Section 2.03(a) .

          (b)   Treatment of Stock Options and Other Stock-Based Compensation of the Company.

              (i)  Company Stock Options.    As of the Effective Time, each option to acquire shares of Company Common Stock granted under the Company Stock Plan (each, a "Company Stock Option") that is outstanding as of immediately prior to the Effective Time, whether or not then vested or exercisable, shall, by virtue of the Rooster Merger and without any action on the part of the holder thereof, be automatically assumed by Holdco and shall be converted at the Effective Time into a fully vested and immediately exercisable option (each, a "Company Replacement Option") to acquire that number of whole shares of Holdco Common Stock equal to the product (rounded down to the nearest whole share) of (i) the number of shares of Company Common Stock subject to such Company Stock Option as of immediately prior to the Effective Time and (ii) the Common Exchange Ratio, at an exercise price per share of Holdco Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Company Common Stock of such Company Stock Option as of immediately prior to the Effective Time by (B) the Common Exchange Ratio; provided, that the exercise price and the number of shares of Holdco Common Stock subject to the Company Replacement Option shall be determined in a manner consistent with the requirements of Section 409A of the Code. Each Replacement Option shall have, and shall be subject to, the same terms and conditions as applied to the corresponding Company Stock Option immediately prior to the Effective Time (including repurchase or other applicable restrictions), with such revisions as Holdco in its good faith discretion determines are necessary to reflect (i) the conversion of the applicable Company Stock Option into a Company Replacement Option, (ii) the fact that such Company Replacement Option is exercisable for shares of Holdco Common Stock and (iii) the Rooster Merger.

             (ii)  Company RSUs.    As of the Effective Time, each restricted stock unit granted under the Company Stock Plan representing the right of the holder thereof to receive one share of Company Common Stock (or, if applicable, cash or a combination thereof), subject to vesting, settlement or other applicable restrictions (each, a "Company RSU"), that is outstanding as of immediately prior to the Effective Time shall, by virtue of the Rooster Merger and without any action on the part of the holder thereof, be automatically assumed by Holdco and shall be converted at the Effective Time into a restricted stock unit of Holdco (each, a "Company Replacement RSU") covering that number of whole shares of Holdco Common Stock equal to the product (rounded to the nearest whole number) of (i) one (1) and (ii) the Common Exchange Ratio. Each such Replacement RSU shall have, and be subject to, the same terms and conditions that were applicable to the corresponding Company RSU immediately before the Effective Time (including, vesting, repurchase or other applicable restrictions), with such revisions as Parent in its good faith discretion determines are necessary to reflect (i) the conversion of the applicable Company RSU into a Company Replacement RSU and (ii) the Rooster Merger. No Company RSU shall become vested solely by reason of the execution of this Agreement or the consummation of the transactions contemplated by this Agreement.

            (iii)  Resolutions and Other Company Actions.    At or prior to the Effective Time, the Company, the Company Board, and the compensation committee of the Company Board shall adopt all resolutions and take all actions (including obtaining any consents) that may be necessary to effectuate the provisions of paragraphs (i) and (ii) of this Section 2.03(b).

          (c)    Holdco Actions.    At or prior to the Effective Time, Holdco, the Holdco Board, and the compensation committee of the Holdco Board, as applicable, shall adopt all resolutions and take all actions (including obtaining any consents and reserving for future issuance a number of shares of Holdco Common Stock at least equal to the number of shares of Holdco Common Stock that will be subject to Replacement Awards as a result of the actions contemplated by the provisions of paragraphs (i), (ii), (iii) and (iv) of Section 2.03(a) and the provisions of paragraphs (i) and (ii) of Section 2.03(b)) that may be necessary to effectuate the provisions of paragraphs (i), (ii), (iii) and (iv) of Section 2.03(a) and the provisions of paragraphs (i) and (ii) of Section 2.03(a). Without limiting the generality of the foregoing, at or prior to the Effective Time, Holdco, the Holdco Board, and the compensation committee of the Holdco Board, as applicable, shall adopt all resolutions and take all actions (including obtaining applicable shareholder approval) that may be necessary to adopt one or more equity-based compensation plans of Holdco pursuant to which the Replacement Awards may be granted as contemplated by this Section 2.03. As soon as practicable after the Effective Time, if and to the extent necessary to cause a sufficient number of shares of Holdco Common Stock to be registered and issuable with respect to the Replacement Awards, Holdco shall prepare and file with the SEC a registration statement on Form S-8 (or any successor or other appropriate form) as soon as reasonably practicable following the Closing with respect to the shares of Holdco Common Stock subject to the Replacement Awards.

        Section 2.04.    Treatment of Warrants.    At the Effective Time and by virtue of the Rooster Merger, and in accordance with the terms of each warrant to purchase shares of Company Common Stock that is listed on Section 2.04 of the Company Disclosure Letter (collectively, the "Warrants") and that is issued and outstanding immediately prior to the Effective Time, unless otherwise elected by the holder of any such Warrant, Holdco shall issue a replacement warrant (each, a "Replacement Warrant") that complies with and satisfies the applicable terms and conditions under that certain Warrant Agreement between the Company and Continental Stock Transfer & Trust Company, dated as of June 22, 2017, to each holder thereof providing that such Replacement Warrant shall be exercisable for a number of shares of Holdco Common Stock equal to the product (rounded to the nearest whole number) of (a) the number of Company Common Stock that would have been issuable upon exercise of the Warrants outstanding immediately prior to the Effective Time and (b) the Common Exchange Ratio), at an exercise price per share of Holdco Common Stock (rounded to the nearest whole cent) equal to the quotient obtained by dividing (i) $11.50 by (ii) the Common Exchange Ratio. From and after the Closing, Holdco shall comply with all of the terms and conditions set forth in each such Replacement Warrant.

        Section 2.05.    Exchange Procedures.

          (a)    Exchange Agent; Exchange Fund.    At or prior to the Effective Time, Parent shall appoint an exchange agent reasonably acceptable to the Company (the "Exchange Agent") to act as the agent for the purpose of exchanging Certificates and the Book-Entry Shares and Parent Certificates and the Parent Book-Entry Shares for the Merger Consideration and the Parent Merger Consideration, respectively. Prior to the Effective Time, Holdco shall (and Parent shall cause Holdco to): (i) make appropriate arrangements with the Exchange Agent for the deposit of uncertificated book-entry certificates representing the shares of Holdco Common Stock to be issued as Merger Consideration and Parent Merger Consideration; and (ii) Deposit with the Exchange Agent cash sufficient to make payments in lieu of fractional shares pursuant to Section 2.01(b)(v) . In addition, Holdco shall deposit or cause to be deposited with the Exchange Agent, as necessary from time to time after the Effective Time, (i) any dividends or other distributions, if any, to which the holders of shares of Company Capital Stock may be entitled pursuant to Section 2.05(g) for distributions or dividends, on the shares of Holdco Common Stock to which they are entitled to pursuant to Section 2.01(b)(ii), with both a record and payment date after the Effective Time and prior to the surrender of the shares of Company Capital Stock in exchange for such shares of Holdco Common Stock and (ii) any dividends or other distributions, if any, to which the holders of shares of Parent Common Stock may be entitled pursuant to Section 2.05(g) for distributions or dividends, on the shares of Holdco Common Stock to which they are entitled to pursuant to Section 2.01(a)(ii), with both a record and payment date after the Effective Time and prior to the surrender of the shares of Parent Common Stock in exchange for such shares of Holdco Common Stock. Such cash and shares of Holdco Common Stock, together with any dividends or other distributions deposited with the Exchange Agent pursuant to this Section 2.05(a), are referred to collectively in this Agreement as the "Exchange Fund." Holdco shall (and Parent shall cause Holdco to) instruct the Exchange Agent to pay the Merger Consideration and the Parent Merger Consideration out of the Exchange Fund in accordance with the terms of this Agreement, and the Exchange Fund shall not be used for any purpose other than a purpose expressly provided for in this Agreement. Holdco shall (and Parent shall cause Holdco to) take all actions necessary to ensure that the Exchange Fund includes at all times shares of Parent Common Stock and cash sufficient to satisfy Parent's obligation under this Article II.

          (b)    Procedures for Surrender; No Interest.    As promptly as reasonable practicable (but in no event more than ten (10) Business Days) following the Effective Time, Holdco shall send, or shall cause the Exchange Agent to send, to each record holder of shares of Company Common Stock, Company Series A Preferred Stock or Parent Common Stock at the Effective Time, whose

  Company Common Stock, Company Series A Preferred Stock or Parent Common Stock was converted pursuant to Section 2.01(b)(ii) or Section 2.01(a)(ii), as applicable, into the right to receive the Common Merger Consideration, the Preferred Merger Consideration or the Parent Merger Consideration, as applicable, (i) a notice advising such holders of the effectiveness of the Mergers such other notice as may be required by the DGCL and (ii) a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Book-Entry Shares to the Exchange Agent, and which letter of transmittal will be in customary form approved by the Company and have such other provisions as Holdco and the Surviving Corporations may reasonably specify) for use in such exchange. Each holder of shares of Company Common Stock, Company Series A Preferred Stock or Parent Common Stock that have been converted into the right to receive the Common Merger Consideration, the Preferred Merger Consideration or Parent Merger Consideration, as applicable shall be entitled to receive as promptly as practicable the Common Merger Consideration, Preferred Merger Consideration or the Parent Merger Consideration, as applicable into which such shares of Company Common Stock, Company Series A Preferred Stock or Parent Common Stock have been converted pursuant to Section 2.01(b)(ii) or Section 2.01(a)(ii) in respect of the shares of Company Capital Stock or Parent Common Stock represented by a Certificate, Book-Entry Share, Parent Certificate or Parent Book-Entry Share, any cash in lieu of fractional shares which the holder has the right to receive pursuant to Section 2.01(b)(v), and any dividends or other distributions pursuant to Section 2.05(g) upon: (i) surrender to the Exchange Agent of a Certificate or Parent Certificate, as applicable; or (ii) receipt of an "agent's message" by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of Book-Entry Shares or Parent Book-Entry Shares, as applicable; in each case, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Exchange Agent. No interest shall be paid or accrued upon the surrender or transfer of any Certificate, Parent Certificate, Book-Entry Share or Parent Book Entry Share. Upon payment of the Merger Consideration and the Parent Merger Consideration pursuant to the provisions of this Article II, each Certificate, Parent Certificate, Book-Entry Share or Parent Book-Entry Share so surrendered or transferred, as the case may be, shall immediately be cancelled by the Exchange Agent.

          (c)    Investment of Exchange Fund.    Until disbursed in accordance with the terms and conditions of this Agreement, the cash in the Exchange Fund will be invested by the Exchange Agent, as directed by Holdco or the Surviving Corporations. No losses with respect to any investments of the Exchange Fund will affect the amounts payable to the holders of Certificates or Book-Entry Shares. Any income from investment of the Exchange Fund will be payable to Holdco or the Surviving Corporations, as Holdco directs. Any interest and other income resulting from such deposit may become part of the Exchange Fund, and any amounts in excess of the amounts payable pursuant to this Agreement shall be promptly returned to Holdco.

          (d)    Payments to Non-Registered Holders.    If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or Parent Certificate or the transferred Book-Entry Share or Parent Book-Entry Share, as applicable, is registered, it shall be a condition to such payment that: (i) such Certificate or Parent Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Book-Entry Share or Parent Book-Entry Share shall be properly transferred; and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Certificate, Parent Certificate, Book-Entry Share or Parent Book-Entry Share, as applicable, or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

          (e)    Full Satisfaction.    All Merger Consideration and Parent Merger Consideration, together with any cash in lieu of fractional shares payable pursuant to Section 2.01(b)(v) and any dividends or other distributions payable in accordance with Section 2.05(g), paid upon the surrender of Certificates or Parent Certificates or transfer of Book-Entry Shares or Parent Book-Entry Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock, Company Series A Preferred Stock or Parent Common Stock formerly represented by such Certificates, Parent Certificates, Book-Entry Shares or Parent Book-Entry Shares, and from and after the Effective Time, there shall be no further registration of transfers of shares of Company Common Stock, Company Series A Preferred Stock or Parent Common Stock on the stock transfer books of the Surviving Corporations. If, after the Effective Time, Certificates, Parent Certificates, Book-Entry Shares or Parent Book-Entry Shares are presented to the Rooster Surviving Corporation or the Parent Surviving Corporation, as applicable, they shall be cancelled and exchanged as provided in this Article II.

          (f)    Termination of Exchange Fund.    Any portion of the Exchange Fund that remains undistributed to the holders of shares of Company Capital Stock or Parent Common Stock for six (6) months after the Effective Time shall be returned to Holdco, upon demand, and any such holder who has not exchanged shares of Company Common Stock, Company Series A Preferred Stock or Parent Common Stock for the Common Merger Consideration, Preferred Merger Consideration or Parent Merger Consideration, as applicable, in accordance with this Section 2.05(f) prior to that time shall thereafter look only to Holdco (subject to abandoned property, escheat, or other similar Laws), as general creditors thereof, and Holdco shall remain liable for, payment of the Merger Consideration and Parent Merger Consideration without any interest. Notwithstanding the foregoing, neither Holdco, the Rooster Surviving Corporation nor the Parent Surviving Corporation shall be liable to any Person for any amounts paid to a public official pursuant to applicable abandoned property, escheat, or similar Laws. Any amounts remaining unclaimed by Company Common Stockholders, holders of Company Series A Preferred Stock or stockholders of Parent as of immediately prior to such time when such amounts would otherwise escheat to or become property of any Governmental Entity, shall become, to the extent permitted by applicable Law, the property of Holdco, free and clear of any claims or interest of any Person previously entitled thereto.

          (g)    Distributions with Respect to Unsurrendered Shares of Company Capital Stock.    All shares of Holdco Common Stock to be issued pursuant to the Mergers shall be deemed issued and outstanding in uncertificated, book-entry form as of the Effective Time and whenever a dividend or other distribution is declared by Holdco in respect of the Holdco Common Stock, the record date for which is after the Effective Time, that declaration shall include dividends or other distributions in respect of all shares issuable pursuant to this Agreement. No dividends or other distributions in respect of the Holdco Common Stock issued in the Mergers shall be paid to any holder of any unsurrendered share of Company Capital Stock or Parent Common Stock until the Certificate or Parent Certificate (or affidavit of loss in lieu of the Certificate or Parent Certificate as provided in Section 2.09) or Book-Entry Share or Parent Book-Entry Share is surrendered for exchange in accordance with this Section 2.05(g). Subject to the effect of applicable Laws, following such surrender, there shall be issued or paid to the holder of record of the whole shares of Holdco Common Stock issued in exchange for shares of Company Capital Stock or Parent Common Stock in accordance with this Section 2.05(g), without interest: (i) at the time of such surrender, the dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such whole shares of Holdco Common Stock and not paid; and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such whole shares of Holdco Common Stock with a record date after the Effective Time but with a payment date subsequent to surrender.

        Section 2.06.    Appraisal Rights.     Notwithstanding any provision of this Agreement to the contrary, including Section 2.01, shares of Company Series A Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Series A Preferred Stock cancelled in accordance with Section 2.01(b)(i)(2)) and held by a holder who is entitled to demand and has properly exercised appraisal rights of such shares in accordance with Section 262 of the DGCL (such shares of Company Series A Preferred Stock being referred to collectively as the "Dissenting Shares" until such time as such holder fails to perfect or otherwise waives, withdraws, or loses such holder's appraisal rights under the DGCL with respect to such shares) shall not be converted into a right to receive the Preferred Merger Consideration, but instead shall be entitled to only such rights as are granted by Section 262 of the DGCL; provided, however, that if, after the Effective Time, such holder fails to perfect, waives, withdraws, or loses such holder's right to appraisal pursuant to Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Series A Preferred Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Preferred Merger Consideration in accordance with Section 2.01(b)(ii)(2), without interest thereon, upon surrender of such Certificate formerly representing such share or transfer of such Book-Entry Share, as the case may be. The Company shall provide Parent and Holdco prompt written notice of any demands received by the Company for appraisal of shares of Company Series A Preferred Stock, any waiver or withdrawal of any such demand, and any other demand, notice, or instrument delivered to the Company prior to the Effective Time that relates to such demand, and Parent and Holdco shall have the opportunity and right to direct all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent and Holdco, the Company shall not make any payment with respect to, or settle, or offer to settle, any such demands.

        Section 2.07.    Adjustments.     Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of Company Capital Stock or any capital stock of Parent shall occur (specifically excluding the issuance of additional shares of capital stock of the Company or Parent as permitted by this Agreement, including Section 5.02(c)) by reason of any reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange, readjustment of shares, or similar transaction, or any stock dividend or distribution paid in stock, the Common Merger Consideration, the Preferred Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change; provided, however, that this sentence shall not be construed to permit Parent, Holdco or the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

        Section 2.08.    Withholding Rights.     Each of the Exchange Agent, Parent, Holdco, Rooster Merger Sub, Parent Merger Sub, the Rooster Surviving Corporation and the Parent Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement such amounts as may be required to be deducted and withheld with respect to the making of such payment under any Tax Laws. To the extent that amounts are so deducted and withheld by the Exchange Agent, Parent, Holdco, Rooster Merger Sub, Parent Merger Sub, the Rooster Surviving Corporation or the Parent Surviving Corporation, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which the Exchange Agent, Parent, Holdco, Rooster Merger Sub, Parent Merger Sub, the Rooster Surviving Corporation or the Parent Surviving Corporation, as the case may be, made such deduction and withholding.

        Section 2.09.    Lost Certificates.     If any Certificate or Parent Certificate shall have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate or Parent Certificate to be lost, stolen, or destroyed and, if required by Holdco, the posting by such Person of a bond, in such reasonable amount as Holdco may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue, in exchange for such lost, stolen, or destroyed Certificate or Parent Certificate, the Merger Consideration or Parent Merger Consideration, as applicable, to be paid in respect of the shares of Company Common Stock, Company Series A Preferred Stock or Parent Common Stock formerly represented by such Certificate as contemplated under this Article II.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except (a) as disclosed in the Company SEC Documents at least three (3) Business Days prior to the date of this Agreement and that is reasonably apparent on the face of such disclosure to be applicable to the representation and warranty set forth herein (other than any disclosures contained or referenced therein under the captions "Risk Factors," "Forward-Looking Statements," "Quantitative and Qualitative Disclosures About Market Risk," and any other disclosures contained or referenced therein of information, factors, or risks that are predictive, cautionary, or forward-looking in nature); or (b) as set forth in the correspondingly numbered Section of the Company Disclosure Letter that relates to such Section or in another Section of the Company Disclosure Letter to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, the Company hereby represents and warrants to Parent, Holdco, Rooster Merger Sub and Parent Merger Sub as follows:

        Section 3.01.    Organization; Standing and Power; Governing Documents; Subsidiaries.

          (a)    Organization; Standing and Power.    The Company and each of its Subsidiaries is a corporation, limited liability company, or other legal entity duly organized, validly existing, and in good standing (to the extent that the concept of "good standing" is applicable in the case of any jurisdiction outside the United States) under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company, or other organizational, as applicable, power and authority to own, lease, and operate its assets and to carry on its business as now conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company, or other legal entity and is in good standing (to the extent that the concept of "good standing" is applicable in the case of any jurisdiction outside the United States) in each jurisdiction where the character of the assets and properties owned, leased, or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)    Governing Documents.    The copies of the Company's Governing Documents as most recently filed with the Company SEC Documents are true, correct, and complete copies of such documents as in effect as of the date of this Agreement. The Company has delivered or made available to Parent a true and correct copy of the Governing Documents of each of the Company's Subsidiaries. Neither the Company nor any of its Subsidiaries is in violation of any provision of its Governing Documents.

          (c)    Subsidiaries.    Section 3.01(c) of the Company Disclosure Letter lists each of the Subsidiaries of the Company as of the date of this Agreement and its place of organization and the interests in such Subsidiary that, as of the date of this Agreement, are owned, directly or indirectly, by the Company. All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company that is owned directly or indirectly by the Company have been validly issued, were issued free of pre-emptive rights, are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell, or otherwise dispose of such capital stock or other equity or voting interests, except for any Liens: (i) imposed by applicable securities Laws; or (ii) arising pursuant to the Governing

  Documents of any non-wholly-owned Subsidiary of the Company. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person.

        Section 3.02.    Capital Structure.

          (a)    Capital Stock.    The authorized capital stock of the Company consists of: (i) 200,000,000 shares of Company Common Stock; and (ii) 5,000,000 shares of preferred stock, par value $0.0001 per share, of the Company (the "Company Preferred Stock"). As of June 21, 2019: (A) 38,050,385 shares of Company Common Stock were issued and outstanding (but not including shares held in treasury); (B) no shares of Company Common Stock were issued and held by the Company in its treasury; (C) 1,050,000 shares of Company Preferred Stock were issued and outstanding, consisting of 1,050,000 shares of Company Series A Preferred Stock; and (D) zero shares of Company Preferred Stock were issued and held by the Company in its treasury. Except as set forth on Section 3.02(a) of the Company Disclosure Letter, all of the outstanding shares of capital stock of the Company are, and all shares of capital stock of the Company which may be issued as contemplated or permitted by this Agreement will be, when issued, duly authorized, validly issued, fully paid, and non-assessable, and not subject to any pre-emptive rights. No Subsidiary of the Company owns any shares of Company Capital Stock.

          (b)    Stock Awards.

              (i)  As of the date of this Agreement, an aggregate of 1,941,222 shares of Company Common Stock and zero shares of Company Preferred Stock are available for future issuance pursuant to Company Equity Awards under the Company Stock Plan. As of the date of this Agreement, 150,000 shares of Company Common Stock and zero shares of Company Preferred Stock are subject to outstanding Company Stock Options and 908,778 shares of Company Common Stock and zero shares of Company Preferred Stock are subject to outstanding Company RSUs.

             (ii)  Section 3.02(b)(ii) of the Company Disclosure Letter sets forth as of the date of this Agreement a list of each outstanding Company Equity Award granted under the Company Stock Plan and: (A) the name of the holder of such Company Equity Award; (B) the number of shares of Company Common Stock subject to such outstanding Company Equity Award; (C) if applicable, the exercise price of such Company Equity Award; (D) the date on which such Company Equity Award was granted; and (E) with respect to a Company Stock Option, the date on which such Company Stock Option expires. With respect to the Company Equity Awards, the Company has made available the information necessary to determine the applicable settlement schedule and vesting, repurchase or other lapse of restrictions schedule, and the extent to which such Company Equity Award is vested and exercisable as of the date hereof. All shares of Company Common Stock subject to issuance under the Company Stock Plan, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and non-assessable.

            (iii)  Other than the Company Equity Awards set forth on Section 3.02(b)(ii) of the Company Disclosure Letter, the Warrants and the Company Series A Preferred Stock, as of the date of this Agreement, there are no outstanding: (A) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt or shares of capital stock of the Company; (B) options, warrants, or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt or shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) the Company; or (C) restricted shares, restricted stock units, stock appreciation rights, performance shares, contingent value rights, "phantom"

    stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly and in whole or in part, on the value or price of, the Company or any shares of Company Capital Stock (the items in clauses (A), (B), and (C), together with the Company Capital Stock, being referred to collectively as "Company Securities"). All outstanding shares of Company Common Stock, all outstanding shares of Company Preferred Stock, all outstanding Company Equity Awards, all outstanding Warrants and all outstanding shares of capital stock, voting securities, or other ownership interests in any Subsidiary of the Company, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws.

            (iv)  Except as set forth in the Warrants and the Series A Certificate of Designation, there are no outstanding Contracts requiring the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any Company Securities or Company Subsidiary Securities. Neither the Company nor any of its Subsidiaries is a party to any voting agreement with respect to any Company Securities or Company Subsidiary Securities.

          (c)    Voting Debt; Warrants.    No bonds, debentures, notes, or other indebtedness issued by the Company or any of its Subsidiaries (i) having the right to vote on any matters on which stockholders or equityholders of the Company or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right) or (ii) the value of which is directly based upon or derived from the capital stock, voting securities, or other ownership interests of the Company or any of its Subsidiaries (collectively, "Voting Debt") are issued and outstanding. As of June 21, 2019, an aggregate of 19,248,741 shares of Company Common Stock and zero shares of Company Preferred Stock are subject to, and 19,248,741 shares of Company Common Stock and zero shares of Company Preferred Stock are reserved for issuance upon exercise of, the Warrants.

          (d)    Company Subsidiary Securities.    As of the date of this Agreement, there are no outstanding: (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt, capital stock, voting securities, or other ownership interests in any Subsidiary of the Company; (ii) options, warrants, or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt, capital stock, voting securities, or other ownership interests in (or securities convertible into or exchangeable for capital stock, voting securities, or other ownership interests in) any Subsidiary of the Company; or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares, contingent value rights, "phantom" stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly and in whole or in part, on the value or price of, any Subsidiary of the Company or any capital stock or voting securities of, or other ownership interests in, any Subsidiary of the Company (the items in clauses (i), (ii), and (iii), together with the capital stock, voting securities, or other ownership interests of such Subsidiaries, being referred to collectively as "Company Subsidiary Securities").

        Section 3.03.    Authority; Non-Contravention; Governmental Consents; Board Approval; Anti-Takeover Statutes.

          (a)    Authority.    The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement, subject to, in the case of the consummation of the Rooster Merger, adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock (the "Requisite Company Vote"). The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the Rooster Merger and the other transactions contemplated hereby, subject only, in the case of consummation of the Rooster Merger, to the receipt of the Requisite Company Vote. The Requisite Company Vote is the only vote of the holders of any class or series of Company Capital Stock necessary adopt this Agreement and consummate the Rooster Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent, Holdco, Rooster Merger Sub and Parent Merger Sub, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors' rights generally and by general principles of equity.

          (b)    Non-Contravention.    The execution, delivery, and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated by this Agreement, including the Rooster Merger, do not and will not: (i) subject to obtaining the Requisite Company Vote, contravene or conflict with, or result in any violation or breach of, the Governing Documents of the Company or any of its Subsidiaries; (ii) assuming that all Consents contemplated by clauses (i) through (v) of Section 3.03(c) have been obtained or made and, in the case of the consummation of the Rooster Merger, obtaining the Requisite Company Vote, conflict with or violate any Law applicable to the Company, any of its Subsidiaries, or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the Company's or any of its Subsidiaries' loss of any benefit or the imposition of any additional payment or other liability under, or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, acceleration, or cancellation, or require any Consent under, any Material Contract to which the Company or any of its Subsidiaries is a party or otherwise bound as of the date of this Agreement; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of the Company or any of its Subsidiaries, except, in the case of each of clauses (ii), (iii), and (iv), for any conflicts, violations, breaches, defaults, loss of benefits, additional payments or other liabilities, alterations, terminations, amendments, accelerations, cancellations, or Liens that, or where the failure to obtain any Consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (c)    Governmental Consents.    No consent, approval, order, or authorization of, or registration, declaration, or filing with, or notice to (any of the foregoing being a "Consent"), any supranational, national, federal, state, provincial, county, municipal, local, foreign or other government, any instrumentality, subdivision, court, administrative agency or commission, or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority (a "Governmental Entity") is required to be obtained or made by the Company in connection with the execution, delivery, and performance by the Company of this Agreement or the consummation by the Company of the Rooster Merger and other transactions contemplated hereby, except for (i) the filing of the Rooster Certificate of Merger with the Secretary of State of the State of Delaware; (ii) the filing with the Securities and Exchange Commission ("SEC") of (A) the Joint Proxy Statement in definitive form in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"), (B) the Form S-4, and the declaration of its effectiveness under the Securities Act of 1933 (the "Securities Act"), and (C) the filing of such reports or other filings under the Exchange Act or the Securities Act, as applicable, as may be required in connection with this Agreement, the Mergers, and the other transactions contemplated by this Agreement; (iii) such Consents as may be required under (A) the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") or (B) any other Laws that are designed or intended to prohibit, restrict, or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or creation or strengthening of a dominant position through merger or acquisition (such Laws, together with the HSR Act, the "Antitrust Laws"), in any case that are applicable to the transactions contemplated by this Agreement; (iv) such Consents as may be required under applicable state securities or "blue sky" Laws and the securities Laws of any foreign country or the rules and regulations of the NYSE American, LLC (the "NYSE"); and (v) such other Consents which if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (d)    Board Approval.    The Company Board, by resolutions duly adopted by a unanimous vote at a meeting of all directors of the Company duly called and held has: (i) determined that this Agreement and the transactions contemplated hereby, including the Mergers, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Company Common Stockholders; (ii) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Mergers, upon the terms and subject to the conditions set forth herein; (iii) directed that this Agreement be submitted to a vote of the Company Common Stockholders for adoption at the Company Stockholders Meeting; and (iv) resolved to recommend that the Company Common Stockholders vote in favor of adoption of this Agreement in accordance with the DGCL (collectively, the "Company Board Recommendation"). Subject to Section 5.04, the Company Board has not rescinded or modified such resolutions in any way.

          (e)    Anti-Takeover Statutes.    No "fair price," "moratorium," "control share acquisition," "supermajority," "affiliate transactions," "business combination," or other similar anti-takeover statute or regulation enacted under any federal, state, local, or foreign laws applicable to the Company is applicable to this Agreement, the Rooster Merger or any of the other transactions contemplated by this Agreement.

        Section 3.04.    SEC Filings; Financial Statements; Sarbanes-Oxley Act Compliance; Undisclosed Liabilities; Off-Balance Sheet Arrangements.

          (a)    SEC Filings.    The Company has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since June 16, 2017 (the "Company SEC Documents"). True, correct, and complete copies of all Company SEC Documents are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC ("EDGAR"). To the extent that any Company SEC Document available on EDGAR contains redactions pursuant to a request for confidential treatment or otherwise, the Company has made available to Parent the full text of all such Company SEC Documents that it has so filed or furnished with the SEC. As of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each of the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, the "Sarbanes-Oxley Act"), and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents on the date it was filed. None of the Company SEC Documents, including any financial statements, schedules, or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in Section 3.04(a) of the Company Disclosure Letter, to the Knowledge of the Company, none of the Company SEC Documents filed on or prior to the date of this Agreement is the subject of ongoing SEC review or outstanding SEC investigation and there are no outstanding or unresolved comments received from the SEC with respect to any of the Company SEC Documents. None of the Company's Subsidiaries is required to file or furnish any forms, reports, or other documents with the SEC pursuant to Section 13 or 15 of the Exchange Act.

          (b)    Financial Statements.    Except as set forth on Section 3.04(b) of the Company Disclosure Letter, each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in or incorporated by reference into the Company SEC Documents: (i) complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position and the results of operations, changes in stockholders' equity, and cash flows of the Company and its consolidated Subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC.

          (c)    Internal Controls.    Except as set forth on Section 3.04(c) of the Company Disclosure Letter, the Company has established and maintains a system of "internal controls over financial reporting" (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP including policies and procedures that: (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with appropriate authorizations of the Company's management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the assets of the Company and its Subsidiaries.

          (d)    Disclosure Controls and Procedures.    Except as set forth on Section 3.04(d) of the Company Disclosure Letter, the Company's "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act with respect to such reports. Except as set forth on Section 3.04(d) of the Company Disclosure Letter, neither the Company nor, to the Knowledge of the Company, the Company's independent registered public accounting firm has identified or been made aware of: (i) any "significant deficiency" or "material weakness" (each as defined in Rule 12b-2 of the Exchange Act) in the system of internal control over financial reporting utilized by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company's management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries.

          (e)    Undisclosed Liabilities.    The unaudited balance sheet of the Company dated as of March 31, 2019 (the "Balance Sheet Date") contained in the Company SEC Documents filed prior to the date of this Agreement is hereinafter referred to as the "Company Balance Sheet." Neither the Company nor any of its Subsidiaries has any Liabilities other than Liabilities that: (i) are reflected or reserved against in the Company Balance Sheet (including in the notes thereto); (ii) were incurred since the date of the Company Balance Sheet in the ordinary course of business consistent with past practice; (iii) are incurred in connection with the transactions contemplated by this Agreement; or (iv) would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (f)    Off-Balance Sheet Arrangements.    Except as set forth on Section 3.04(f) of the Company Disclosure Letter and disclosed on the Company Balance Sheet, neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to: (i) any joint venture, off-balance sheet partnership, or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose, or limited purpose Person, on the other hand); or (ii) any "off-balance sheet arrangements" (as defined in Item 303(a) of Regulation S-K under the Exchange Act).

          (g)    Sarbanes-Oxley and NYSE Compliance.    Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act, in each case, with respect to the Company SEC Documents, and the statements contained in such certifications are true and complete in all material respects. For purposes of this Agreement, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act. The Company is also in compliance with all of the other applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules of the NYSE, except for any non-compliance that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (h)    Accounting, Securities, or Other Related Complaints or Reports.    Since the Applicable Date none of the Company or any of its Subsidiaries nor, to the Knowledge of the Company, any director or officer of the Company or any of its Subsidiaries has received any oral or written complaint, allegation, assertion, or claim regarding the financial accounting, internal accounting controls, or auditing practices, procedures, methodologies, or methods of the Company or any of its Subsidiaries or any oral or written complaint, allegation, assertion, or claim from employees of the Company or any of its Subsidiaries regarding questionable financial accounting or auditing matters with respect to the Company or any of its Subsidiaries, other than any such oral or written complaint, allegation, assertion, or claim that would not reasonably be likely to result in material liability to the Company or any of its Subsidiaries, taken as a whole.

        Section 3.05.    Absence of Certain Changes or Events.

          (a)   Since December 31, 2018 through the date of this Agreement, (i) except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of the Company and each of its Subsidiaries has been conducted in the ordinary course of business consistent with past practice and (ii) there has not been or occurred any Company Material Adverse Effect.

          (b)   Since the date of the Company Balance Sheet through the date of this Agreement, there has not been or occurred any event, condition, action, or effect that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.01.

        Section 3.06.    Taxes.

          (a)    Tax Returns and Payment of Taxes.    The Company and each of its Subsidiaries have duly and timely filed or caused to be filed (taking into account any valid extensions) all material Tax Returns required to be filed by them. Such Tax Returns are true, complete, and correct in all material respects. Neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns. All material Taxes due and owing by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid or, where payment is not yet due, the Company has made an adequate provision for such Taxes in the Company's financial statements included in the Company SEC Documents (in accordance with GAAP). The Company's most recent financial statements included in the Company SEC Documents reflect an adequate reserve (in accordance with GAAP) for all material Taxes payable by the Company and its Subsidiaries through the date of such financial statements. Neither the Company nor any of its Subsidiaries has incurred any material Liability for Taxes since the date of the Company's most recent financial statements included in the Company SEC Documents outside of the ordinary course of business or otherwise inconsistent with past practice.

          (b)    Availability of Tax Returns.    The Company has made available to Parent complete and accurate copies of all federal, state, local, and foreign income, and franchise Tax Returns filed by or on behalf of the Company or its Subsidiaries for any Tax period ending after the Applicable Date.

          (c)    Withholding.    The Company and each of its Subsidiaries have withheld and timely paid each material Tax required to have been withheld and paid in connection with amounts paid or owing to any Company Employee, creditor, customer, stockholder, or other party (including withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any state, local, and foreign Laws), and materially complied with all information reporting and backup withholding provisions of applicable Law.

          (d)    Liens.    There are no Liens for material Taxes upon the assets of the Company or any of its Subsidiaries other than Permitted Liens.

          (e)    Tax Deficiencies and Audits.    No deficiency for any material amount of Taxes which has been proposed, asserted, or assessed in writing by any taxing authority against the Company or any of its Subsidiaries remains unpaid. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of the Company or any of its Subsidiaries. There are no audits, suits, proceedings, investigations, claims, examinations, or other administrative or judicial proceedings ongoing or pending with respect to any material Taxes of the Company or any of its Subsidiaries.

          (f)    Tax Jurisdictions.    No claim has ever been made in writing by any taxing authority in a jurisdiction where the Company and its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to Tax in that jurisdiction.

          (g)    Tax Rulings.    Neither the Company nor any of its Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any material Taxes, nor is any such request outstanding.

          (h)    Consolidated Groups, Transferee Liability, and Tax Agreements.    Neither the Company nor any of its Subsidiaries: (i) has been a member of a group filing Tax Returns on a consolidated, combined, unitary, or similar basis (other than any such group including only the Company or its Subsidiaries); (ii) has any material liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision of local, state, or foreign Law), as a transferee or successor, by Contract, or otherwise; or (iii) is a party to, bound by or has any material liability under any Tax sharing, allocation, or indemnification agreement or arrangement.

          (i)    Change in Accounting Method.    Neither the Company nor any of its Subsidiaries has agreed to make, nor is it required to make, any material adjustment under Section 481(a) of the Code or any comparable provision of state, local, or foreign Tax Laws by reason of a change in accounting method or otherwise.

          (j)    Post-Closing Tax Items.    The Company and its Subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (ii) installment sale or open transaction disposition made on or prior to the Closing Date; (iii) prepaid amount received on or prior to the Closing Date; (iv) any income under Section 965(a) of the Code, including as a result of any election under Section 965(h) of the Code with respect thereto; or (v) election under Section 108(i) of the Code.

          (k)    Ownership Changes.    Without regard to this Agreement, neither the Company nor any of its Subsidiaries has undergone an "ownership change" within the meaning of Section 382 of the Code.

          (l)    Section 355.    Neither the Company nor any of its Subsidiaries has been a "distributing corporation" or a "controlled corporation" in connection with a distribution described in Section 355 of the Code.

          (m)    Reportable Transactions.    Neither the Company nor any of its Subsidiaries has been a party to, or a material advisor with respect to, a "reportable transaction" within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b).

        Section 3.07.    Intellectual Property.

          (a)    Scheduled Company-Owned IP.    Section 3.07(a) of the Company Disclosure Letter contains a true and complete list, as of the date of this Agreement, of all Company-Owned IP that is the subject of any issuance, registration, certificate, application, or other filing by, to or with any Governmental Entity or authorized private registrar, including patents, patent applications, trademark registrations and pending applications for registration, copyright registrations and pending applications for registration, and internet domain name registrations.

          (b)    Registrations; Maintenance and Renewals.    Except as set forth in Section 3.07(b) of the Company Disclosure Letter, each item of Company-Owned IP required to be identified in Section 3.07(a) of the Company Disclosure Letter is registered or recorded in the name of the Company or one of its Subsidiaries, to the Knowledge of the Company, is valid and in full force and has no unsatisfied maintenance or renewal obligation.

          (c)    Right to Use; Title.    The Company or one of its Subsidiaries is the sole and exclusive legal and beneficial owner of all right, title, and interest in and to the Company-Owned IP, and has the valid and enforceable right to use all other material Intellectual Property used in or necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted and as proposed to be conducted ("Company IP"), in each case, free and clear of all Liens other than Permitted Liens and the Company IP Agreements listed in Section 3.16(a)(xii) of the Company Disclosure Letter.

          (d)    Validity and Enforceability.    The Company and its Subsidiaries' rights in the Company-Owned IP are subsisting and valid and enforceable. The Company and each of its Subsidiaries have taken reasonable steps to maintain the Company IP and to protect and preserve the confidentiality of all trade secrets included in the Company IP (including any confidential information owned by any Person to whom Company or one of its Subsidiaries has a confidentiality obligation).

          (e)    Non-Infringement.    Except as would not reasonably be likely to result in material liability to the Company or any of its Subsidiaries, taken as a whole, (i) the conduct of the businesses of, and the products and services currently offered by, the Company and any of its Subsidiaries have not infringed, misappropriated, diluted, or otherwise violated, and are not infringing, misappropriating, diluting, or otherwise violating, any Intellectual Property of any other Person, and (ii) to the Knowledge of the Company, no third party is infringing upon, violating, diluting, or misappropriating any Company IP.

          (f)    IP Legal Actions and Orders.    There are no Legal Actions pending or, to the Knowledge of the Company, threatened (i) alleging any infringement, misappropriation, or violation by the Company or any of its Subsidiaries of the Intellectual Property of any Person, or (ii) challenging the validity, enforceability, or ownership of any Company-Owned IP or the Company or any of its Subsidiaries' rights with respect to any Company IP (including any opposition, cancellation, interference, inter partes review, reissue, reexamination or other similar proceeding), in each case, except as would not reasonably be likely to result in material liability to the Company or any of its Subsidiaries, taken as a whole. The Company and its Subsidiaries are not subject to any outstanding Order that restricts or impairs the use of any material Company-Owned IP. Neither the Company nor any of its Subsidiaries has sent any written communication to or asserted or threatened any action or claim against any Person involving or relating to any Company IP.

          (g)    Company IT Systems.    Since the Applicable Date, there have been no security breaches of, unauthorized access to or use of, failures or unplanned outages in, or other adverse integrity or security events affecting any Company IT Systems or the data or transactions stored or processed thereon, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company IT Systems are either owned by, or properly licensed or leased to, the Company or its Subsidiaries. The Company IT Systems are adequate and sufficient in all material respects to meet the processing and other business requirements of the Company and its Subsidiaries as the business is currently conducted. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company IT Systems (i) operate and perform in accordance with their documentation and functional specifications and otherwise as required by the business of the Company and its Subsidiaries as currently conducted, and (ii) are free of any Malicious Code.

          (h)    Personal Data.    Since the Applicable Date: (i) the Company and each of its Subsidiaries has taken commercially reasonable steps to ensure that all Personal Data is protected against loss and unauthorized access, use, modification or disclosure, and, to the Company's Knowledge, there has been no incident of same that would reasonably be likely to result in a material liability to the Company or any of its Subsidiaries, taken as a whole, and (ii) neither the Company nor any of its Subsidiaries have received any written notification or written allegation from any Governmental Entity of competent authority (including any information or enforcement notice, or any transfer prohibition notice) alleging that the Company or any of its Subsidiaries is in material noncompliance with applicable Laws relating to data protection or Personal Data.

        Section 3.08.    Compliance; Permits.

          (a)    Compliance.    The Company and each of its Subsidiaries is and, since the Applicable Date, has been in material compliance with, all Laws applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective businesses or properties (including the Vessels) is bound. Since the Applicable Date through the date of this Agreement, to the Knowledge of the Company, no Governmental Entity has issued any notice or notification stating that the Company or any of its Subsidiaries (or any of the Vessels) is not in compliance with any Law in any material respect.

          (b)    Permits.    The Company and its Subsidiaries hold, to the extent necessary to own, lease and operate their respective properties or businesses (including the Vessels) as such properties and businesses (including the Vessels) are being operated as of the date of this Agreement, all permits, licenses, registrations (including Certificates of Documentation issued by the United States Coast Guard with coastwise and any other endorsements for the Vessels that are documented under the U.S. flag), variances, clearances, consents, commissions, franchises, exemptions, orders, authorizations (including Certificates of Inspection to the extent required by applicable Laws for the Vessels that are documented under the U.S. flag) and approvals from Governmental Entities (collectively, "Permits"), and have provided Parent with true, correct and complete copies of all such material Permits in effect as of the date of this Agreement, except for any Permits for which the failure to obtain or hold would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since the Applicable Date, no suspension, cancellation, non-renewal, or adverse modifications of any Permits of the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened, except for any such suspension or cancellation which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each of its Subsidiaries is and, since the Applicable Date, has been in compliance with the terms of all Permits, except where the failure to be in such compliance would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 3.09.    Litigation.     There is no Legal Action pending or, to the Company's Knowledge, threatened against any of the Company or its Subsidiaries, or any property or asset of the Company or any of its Subsidiaries, that (a) if adversely determined, individually, or in the aggregate, would reasonably be likely to result in material liability to the Company or any of its Subsidiaries, taken as a whole, or (b) seeks material injunctive or other material non-monetary relief against the Company or its Subsidiaries, taken as a whole. Neither the Company nor any Subsidiary nor any property or asset of any of the foregoing is subject to any continuing material Order. There are no internal investigations or internal inquiries that, since the Applicable Date, have been conducted or are being conducted by or at the direction of the Company Board (or any committee thereof) regarding any material accounting practices of the Company or any of its Subsidiaries. For the avoidance of doubt, this Section 3.09 shall not apply to Taxes or the Company Employee Plans.

        Section 3.10.    Brokers' and Finders' Fees.     Except for fees payable to Evercore Group, L.L.C. (the "Company Financial Advisor") pursuant to an engagement letter, dated as of April 25, 2019, between the Company and the Company Financial Advisor, a correct and complete copy of which has been provided to Parent, no Person is entitled to any brokerage, finders' or other fee or commission in connection with the Rooster Merger based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

        Section 3.11.    Related Person Transactions.    Except as set forth in Section 3.11 of the Company Disclosure Letter, there are no Contracts, transactions, arrangements, or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director, officer, or employee) thereof or any holder of 5% or more of the shares of any class of Company Capital

Stock, but not including any wholly-owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company's Form 10-K or proxy statement pertaining to an annual meeting of stockholders.

        Section 3.12.    Employee Matters.

          (a)    Schedule.    Section 3.12(a) of the Company Disclosure Letter contains a true and complete list, as of the date of this Agreement, of each material Company Employee Plan (including each Company Employee Plan that provides severance, retirement, retention, change in control or equity or equity-based benefits). For purposes of this Agreement, "Company Employee Plan" means each plan, program, policy, agreement, collective bargaining agreement, or other arrangement providing for compensation, severance, deferred compensation, performance awards, stock option, restricted stock unit, restricted stock, stock purchase, other equity or equity-based awards, phantom equity, bonus, incentive, fringe, paid time off, retirement, pension, death, disability, medical, dental, vision, life insurance or welfare benefits, or other employee benefits or remuneration of any kind, including each employment, termination, severance, retention or change in control plan, program, arrangement, or agreement, including each "employee benefit plan," within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, in each case, (A) which is sponsored, maintained, contributed to, or required to be contributed to, by the Company or any of its Subsidiaries for the benefit of any current or former employee, officer or director of the Company or any of its Subsidiaries (each, a "Company Employee") or (B) with respect to which the Company or any of its Subsidiaries has any Liability.

          (b)    Documents.    The Company has made available to Parent correct and complete copies of all material Company Employee Plans and amendments thereto (or, if any such Company Employee Plan is not written, a written description thereof), and, to the extent applicable: (i) all related trust agreements, funding arrangements, insurance contracts, and service provider agreements with respect to each such material Company Employee Plan, as in effect as of the date of this Agreement; (ii) the most recent determination, opinion or advisory letter received from the IRS regarding the tax-qualified status of each Company Employee Plan; (iii) the most recent financial statements for each material Company Employee Plan; (iv) the annual reports filed with any Governmental Entity (including Form 5500 Annual Returns/Reports and all Schedules thereto) for the most recent plan year for each Company Employee Plan; (v) the current summary plan description and each summary of material modifications thereto for each material Company Employee Plan; (vi) all actuarial valuation reports related to any Company Employee Plans; and (vii) all records, notices, filings and other written communications during the last three years concerning (x) any Legal Action by the IRS, the U.S. Department of Labor or other Governmental Entity or otherwise involving any Company Employee Plan or (y) any "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code.

          (c)    Compliance.    Each Company Employee Plan has been established, administered, maintained and operated in all material respects in accordance with its terms and any related documents or agreements and in compliance in all material respects with all applicable Laws, including but not limited to ERISA and the Code.

          (d)    Qualified Plans.    Each Company Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS on which it may currently rely to the effect that such Company Employee Plan is qualified and the related trusts are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, or with respect to a prototype plan, can currently rely on an opinion or advisory letter from the IRS to the prototype plan sponsor, to the effect that such Company Employee Plan is qualified and the related trusts are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and to the Knowledge of the Company, no circumstance exists that is reasonably likely to result in the revocation of any such determination, opinion or advisory letter or otherwise materially and adversely affect such qualified or tax-exempt status under Sections 401(a) and 501(a), respectively, of the Code.

          (e)    Contributions.    The Company and its Subsidiaries, where applicable, have timely made or properly accrued all contributions, benefits, premiums, and other payments required by and due under the terms of each Company Employee Plan and applicable Law and accounting principles, except as would not reasonably be likely to result in material liability to the Company or any of its Subsidiaries, taken as a whole.

          (f)    Prohibited Transaction.    Neither the Company, any of its Subsidiaries nor any Company ERISA Affiliate has engaged in a non-exempt "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) that could subject Parent, the Company or any of its Subsidiaries to a material tax, penalty or liability under ERISA or the Code.

          (g)    Certain Company Employee Plans.    None of the Company, any of its Subsidiaries or any Company ERISA Affiliate maintains, contributes to, is required to contribute to, or has any Liability with respect to, (i) a "pension plan" (as defined in Section 3(2) of ERISA) that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, (ii) a "multiemployer plan" (within the meaning of Section 3(37) of ERISA), (iii) a "multiple employer plan" (within the meaning of Section 413 of the Code) or (iv) a "multiple employer welfare arrangement" (within the meaning of Section 3(40) of ERISA).

          (h)    No Post-Employment Obligations.    No Company Employee Plan provides health, medical, dental, vision, death or life insurance benefits beyond termination of service or retirement, except for the continuation coverage required to be provided under COBRA or other similar applicable Law at the participant's sole expense.

          (i)    Potential Governmental or Lawsuit Liability.    There are no investigations, audits, examinations, inquiries or enforcement actions pending or, to the Knowledge of the Company, threatened by the IRS, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation, the U.S. Department of Health and Human Services, the U.S. Equal Employment Opportunity Commission, or any other Governmental Entity with respect to any Company Employee Plan, and there are no other Legal Actions pending, or, to the Knowledge of the Company, threatened with respect to or otherwise involving any Company Employee Plan (other than routine individual claims for benefits payable in the normal operation of the Company Employee Plans).

          (j)    Effect of Transaction.    Neither the execution or delivery of this Agreement, the consummation of the Rooster Merger, nor the consummation of any of the other transactions contemplated by this Agreement will (alone and not in combination with any other event): (i) entitle any current or former director, officer, employee or independent contractor of the Company or any of its Subsidiaries to any payment; (ii) accelerate the timing of payment, funding, or vesting of any compensation or benefits due to any such individual under any Company Employee Plan or otherwise; (iii) increase the amount of any compensation or benefits otherwise payable under any Company Employee Plan or otherwise; or (iv) require any contribution or payment to fund any obligation under any Company Employee Plan.

          (k)    Parachute Payments.    No amount that could be received or retained (whether in cash or property or the vesting of property) as a result of the execution or delivery of this Agreement, the consummation of the Rooster Merger, or the consummation of any of the other transactions contemplated by this Agreement that relate to the Rooster Merger (either alone or when combined with the occurrence of any other event) by any person who is a "disqualified individual" (within the meaning of Code Section 280G) under any employment, severance or termination agreement, or other compensation or benefit arrangement (including any Company Employee

  Plan), in any case that is currently in effect with the Company or one of its Affiliates prior to the occurrence of either Merger, is or would reasonably be characterized as an "excess parachute payment" (within the meaning of Code Section 280G). No current or former employee, officer, director or independent contractor of the Company or any of its Subsidiaries has any "gross up" agreements or other assurance of reimbursement for any Taxes.

          (l)    Foreign Plans.    With respect to each Company Employee Plan that is subject to the Laws of any jurisdiction outside of the United States (the "Company Foreign Plans"): (i) such Company Foreign Plan complies in all material respects in form and operation in accordance with its terms and all applicable Laws; (ii) with respect to any Company Foreign Plan providing retirement or termination benefits, the assets of each such Company Foreign Plan equal or exceed the projected benefit obligations of such Company Foreign Plan based upon reasonable actuarial assumptions; and (iii) each Company Foreign Plan that is required to be registered with a Governmental Entity is so registered.

        Section 3.13.    Labor Matters.

          (a)   Except as set forth on Section 3.13(a) of the Company Disclosure Letter, there are no material Legal Actions pending or, to the Company's Knowledge, threatened against the Company or any of its Subsidiaries by or on behalf of any of their present or former employees.

          (b)   Except as set forth in Section 3.13(b) of the Company Disclosure Letter, none of the Company or any of its Subsidiaries is a party to or bound by any collective bargaining agreements, works councils or other labor union contracts. To the Company's Knowledge, there is no labor union organizing or election activity pending or threatened with respect to the employees of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has suffered or sustained any labor strike, slowdown or work stoppage since January 1, 2019 and, to the Company's Knowledge, no labor strike, slowdown or work stoppage is threatened by the employees of the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries has engaged in any plant closing or employee layoff activities since the Balance Sheet Date that would violate or require the provision of notice under the WARN Act.

          (c)   The Company and its Subsidiaries have complied in all material respects with all applicable Laws related to the employment of their respective employees, including provisions related to payment of wages, hours of work, leaves of absence, equal opportunity, classification of employees and independent contractors, immigration, occupational health and safety, and workers' compensation.

          (d)   To the Company's Knowledge, no officer, executive or management-level employee of the Company or any of its Subsidiaries is party to any confidentiality, non-competition, non-solicitation, proprietary rights or other such agreement that would materially restrict the performance of such Person's current employment duties with the Company or any of its Subsidiaries.

          (e)   Except as would not reasonably be expected to result in a material liability to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries have complied with all material information reporting and backup withholding requirements, including the maintenance of required records with respect thereto, in connection with amounts paid to any employee or independent contractor.

        Section 3.14.    Tangible Property; Real Property.

          (a)   The Company and its Subsidiaries have good title to all material machinery, equipment and other tangible personal property (including Vessels) reflected as owned by the Company and its Subsidiaries in the Financial Statements and necessary for the conduct of the business of the Company and its Subsidiaries ("Material Tangible Property"), except for Material Tangible

  Property sold or disposed of since the Balance Sheet Date in the ordinary course of business, free of any Liens (other than Permitted Liens). The Material Tangible Property is in good operating condition and repair (subject to normal wear and tear), is free from material defects and has been reasonably maintained.

          (b)   Section 3.14(b) of the Company Disclosure Letter sets forth a true and complete list of all the Real Property Leases to which the Company or any Subsidiary is a party and as to which such Company or Subsidiary is required to pay more than $500,000 annually in rental payments or has a remaining lease term greater than one year. Except as set forth in Section 3.14(b) of the Company Disclosure Letter, as of the date of this Agreement, the applicable Company or Subsidiary has valid leasehold interests in the real property leased by them under each Real Property Lease (the "Leased Real Property"), in each case, free and clear of all Liens (other than Permitted Liens). The Company and its Subsidiaries have not assigned, subleased or otherwise granted any Person the right to use or occupy any Leased Real Property. The Company and its Subsidiaries have not granted a collateral assignment or granted any other security interest in the Leased Real Property or any interest thereof that has not been released.

          (c)   The real property listed on Section 3.14(c) of the Company Disclosure Letter consists of all the real property owned in fee by the Company and its Subsidiaries (the "Owned Real Property" and, together with the Leased Real Property, the "Real Property"). The applicable Company or Subsidiary has good and indefeasible fee simple title to all of the Owned Real Property, in each case free and clear of all Liens (other than Permitted Liens). The Company and its Subsidiaries have not leased to any Person or otherwise granted any Person the right to use or occupy any Owned Real Property. Except with respect to any Leased Real Property, none of the Company or any of its Subsidiaries are obligated or bound by any options, obligations or rights of first refusal or contractual rights to sell, lease or acquire any material Real Property. Except as set forth in Section 3.14(c) of the Company Disclosure Letter, the Company or a Subsidiary thereof has the right to access a public road or other means of lawful access to and from the Owned Real Property. With respect to Owned Real Property, the Company has made available to Parent true and complete copies of the deeds and surveys in the possession of the Company or any Subsidiary and relating to the Owned Real Property. Except as set forth in Section 3.14(c) of the Company Disclosure Letter, neither the Company nor any Subsidiary has done anything to invalidate or limit the coverage afforded by the Existing Title Policies or made any claims for loss, damage, or indemnification against the title company under the Existing Title Policies.

          (d)   Neither the whole nor any part of the Real Property is subject to any material pending suit for condemnation or other taking by any public authority, and, to the Company's Knowledge, no such condemnation or other taking is threatened or contemplated. To the Company's Knowledge, (i) the use and occupancy of the Real Property by the Company and its Subsidiaries and the conduct of the business of the Company and its Subsidiaries does not violate in any material respect any applicable Laws (including zoning Laws), (ii) to the Company's Knowledge, there are no leases, subleases, licenses, or other agreements granting to any Person (other than the Company and its Subsidiaries under the Real Property Leases) the right of use or occupancy of any portion of the Real Property, (iii) to the Company's Knowledge all buildings, structures, facilities and improvements located on the Owned Real Property, including buildings, structures, facilities and improvements which are under construction (collectively, "Improvements"), comply in all material respects with valid and current certificates of occupancy or similar permits to the extent required by Law for the use thereof, and conform in all material respects with all applicable Laws, and (iv) to the Company's Knowledge, the Improvements are in all material respects in good operating condition and repair (ordinary wear and tear excepted).

          (e)   The Material Tangible Property and Real Property assets owned and leased by the Company and its Subsidiaries constitute all the material assets (other than intangible property)

  used in connection with the operation of the Business. Such Material Tangible Property and Real Property assets constitute all the assets (other than intangible property) necessary for each of the Company and its Subsidiaries to continue to conduct its business in all material respects following the Closing as it is currently being conducted in the ordinary course of business.

        Section 3.15.    Environmental Matters.

          (a)   The Company and each of its Subsidiaries is, and since the Applicable Date has been, in compliance with Environmental Laws in all material respects, possesses and is and since the Applicable Date has been in material compliance with all Permits required under Environmental Laws for its operations ("Environmental Permits"), such Environmental Permits are valid and in full force and effect (including after taking into account any name changes of the Company and its Subsidiaries), there are no material Legal Actions pending, or, to the Knowledge of the Company, threatened before any Governmental Entity that seek the revocation, cancellation, suspension or adverse modification of any such Environmental Permits, and, to the Knowledge of the Company, there are no issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning Hazardous Materials, except as would not reasonably be expected to result in any liability under Environmental Law which is material to the Company and its Subsidiaries, taken as a whole.

          (b)   Neither the Company nor any of its Subsidiaries has contractually assumed any liability of any other Person (other than the Company or any of its Subsidiaries) arising out of or pursuant to Environmental Laws and Permits that would reasonably be expected to result in material liability to the Company and its Subsidiaries, taken as a whole, or is subject to any unresolved Orders or consent or settlement agreements, in either case, that would reasonably be expected to result in any liability under Environmental Law which is material to the Company and its Subsidiaries, taken as a whole.

          (c)   There have been no (i) Releases of Hazardous Materials at any of the Owned Real Property or, to the Knowledge of the Company, any Leased Real Property, (ii) Releases of or exposure of Persons to Hazardous Materials by the Company or any of its Subsidiaries or (iii) to the Knowledge of the Company, Releases of Hazardous Materials by any other Person at any real property formerly owned or leased by the Company or any of its Subsidiaries, in each case that would reasonably be expected to result in a material Environmental Claim against the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries, and, to the Knowledge of the Company, no other Person is remediating Hazardous Materials at any Real Property pursuant to any Environmental Law.

          (d)   Since the Applicable Date or, to the Knowledge of the Company, any prior date, neither the Company nor any of its Subsidiaries has received written notice that it has been identified as a potentially responsible party in respect of any real property to which Hazardous Materials generated or transported by or on behalf of the Company or any of its Subsidiaries were sent for recycling, treatment, storage or disposal, except as would not reasonably be expected to result in any liability under Environmental Law which is material to the Company and its Subsidiaries, taken as a whole.

          (e)   There are no material Environmental Claims or unresolved written notices of material violations (including any investigatory, corrective or remedial obligation) pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries.

          (f)    The Company has made available to the Parent all material environmental assessments, reports, data, results of investigations or audits created since the Applicable Date or related to an unresolved material liability that are in the possession or control of the Company or any of its Subsidiaries regarding environmental matters pertaining to the Company, any of its Subsidiaries, the Real Property or any real property formerly owned, leased or operated by the Company or any of its Subsidiaries.

        Section 3.16.    Material Contracts.

          (a)    Material Contracts.    For purposes of this Agreement, "Company Material Contract" shall mean the following to which the Company or any of its Subsidiaries is a party or any of the respective assets are bound (excluding any Company Employee Plans or any purchase order entered into in the ordinary course of business consistent with past practice):

              (i)  any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the Securities Act), whether or not filed by the Company with the SEC;

             (ii)  any Contract with a Material Customer or a Material Supplier;

            (iii)  any Contract that (A) involves the performance by the Company or any of its Subsidiaries of an amount or value (as measured by the revenue derived therefrom during the fiscal year ended December 31, 2018) in excess of $2,000,000 annually or (B) involves payments by the Company or any of its Subsidiaries in excess of $2,000,000 annually, unless, in the case of clauses (A) and (B), any such Contract is terminable by the Company or applicable Subsidiary on not more than 60 days' notice without material penalty;

            (iv)  for the provision of services to the Company or any of its Subsidiaries by any independent contractor for annual consulting fees in excess of $150,000 (other than any Contract that may be terminated by any party thereto upon thirty (30) days or less advance notice);

             (v)  any Contract that purports to limit in any material respect the right of the Company or any of its Subsidiaries (or, at any time after the consummation of the Mergers, Holdco or any of its Subsidiaries) (A) from competing in the business of the Company or any of its Subsidiaries as conducted as of the date hereof, (B) to operate in any geographical location or (C) to solicit or hire any person as an employee;

            (vi)  any Contract providing for indemnification or any guaranty by the Company or any Subsidiary thereof, in each case that is material to the Company and its Subsidiaries, taken as a whole, other than (A) any guaranty by the Company or a Subsidiary thereof of any of the obligations of (1) the Company or another wholly-owned Subsidiary thereof or (2) any Subsidiary (other than a wholly-owned Subsidiary) of the Company that was entered into in the ordinary course of business pursuant to or in connection with a customer Contract, or (B) any Contract providing for indemnification of customers or other Persons pursuant to Contracts entered into in the ordinary course of business;

           (vii)  any Contract relating to the disposition or acquisition, directly or indirectly (by merger, sale of stock, sale of assets, or otherwise), by the Company or any of its Subsidiaries after the date of this Agreement of assets or capital stock or other equity interests of any Person, in each case with a fair market value in excess of $500,000;

          (viii)  any Contract that contains any provision that requires the purchase of all or a material portion of the Company's or any of its Subsidiaries' requirements for a given product or service from a given third party, which product or service is material to the Company and its Subsidiaries, taken as a whole;

            (ix)  any partnership, joint venture, limited liability company agreement, or similar Contract relating to the formation, creation, operation, management, or control of any joint venture, strategic alliance, partnership, or limited liability company, other than any such Contact solely between the Company and its wholly-owned Subsidiaries or among the Company's wholly-owned Subsidiaries;

             (x)  any mortgages, indentures, guarantees, loans, or credit agreements, security agreements, or other Contracts, in each case relating to indebtedness for borrowed money, whether as borrower or lender, in each case in excess of $1,000,000, other than (A) accounts receivables and payables, and (B) loans to direct or indirect wholly-owned Subsidiaries of the Company;

            (xi)  any employee collective bargaining agreement or other Contract with any labor union;

           (xii)  any Company IP Agreement, except for (A) any inbound agreements that have individual acquisition costs of $250,000 or less relating to "shrink wrap", "click wrap" and similar generally available end-user licenses to software, (B) any outbound agreements that involve consideration of less than $250,000 over the twelve (12) months prior to the date of this Agreement, (C) any nonexclusive license to Company-Owned IP granted in the ordinary course of business consistent with past practice in connection with the sale, lease or transfer of finished products or services to customers, and (D) any non-disclosure agreements or Company or Subsidiary employee agreements;

          (xiii)  any Contract that requires or provides for any capital expenditures in excess of $1,000,000, individually or in the aggregate;

          (xiv)  (A) any charter or subcharter of any Vessel with any third party on a time or voyage basis that is twelve (12) months or more in duration, (B) any charter or subcharter of any Vessel with a third party on a bareboat or demise basis regardless of duration, and (C) any ship management agreement or technical services agreement with any third party respect to any Vessel; or

           (xv)  each Real Property Lease required to be listed on Section 3.14(b) of the Company Disclosure Letter.

          (b)    Schedule of Material Contracts; Documents.    Section 3.16(b) of the Company Disclosure Letter sets forth a true and complete list as of the date of this Agreement of all Company Material Contracts. The Company has made available to Parent correct and complete copies of all Company Material Contracts, including any amendments thereto.

          (c)    No Breach.    Except as set forth in Section 3.16(c) of the Company Disclosure Letter, (i) all the Company Material Contracts are legal, valid, and binding on the Company or its applicable Subsidiary, enforceable against it in accordance with its terms, and is in full force and effect; (ii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party has violated any provision of, or failed to perform any obligation required under the provisions of, any Company Material Contract; and (iii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party is in breach, or has received written notice of breach, of any Company Material Contract.

        Section 3.17.    Material Customers and Suppliers.     Section 3.17 of the Company Disclosure Letter sets forth a true and complete list of (a) the 10 largest customers of the Company and its Subsidiaries in each Segment (based on dollar volume of sales to such customers) (each, a "Material Customer") and (b) the 10 largest suppliers of the Company and its Subsidiaries (based on dollar volume of purchases from such suppliers) (each, a "Material Supplier"), in each case, for the 2018 calendar year and for the period of January 1, 2019 to the Balance Sheet Date. To the Knowledge of the Company, there exists no condition or event that, after notice or passage of time or both, would constitute a default by any party to any Contract with a Material Customer or Material Supplier. Since December 31, 2018, no Material Customer or Material Supplier has notified the Company or any of its Subsidiaries that it intends to discontinue or materially and adversely change its relationship with the

Company or any of its Subsidiaries other than by fluctuations in purchase order volume that occur in the ordinary course of business.

        Section 3.18.    Government Contracts.

          (a)   (i) All of the Government Contracts are legal, valid, and binding on the Company or its applicable Subsidiary; (ii) to the Company's Knowledge, the Government Contracts are not currently the subject of bid or award protest proceedings before the U.S. Government Accountability Office or Court of Federal Claims; and (iii) no Person has notified the Company or any of its Subsidiaries in writing that any Governmental Entity intends to seek agreement from the Company or any of its Subsidiaries to lower rates under any of the Government Contracts or Government Bids.

          (b)   To the Company's Knowledge: (i) the Company and each of its Subsidiaries have, in the past two years, complied, in all material respects, with all terms and conditions of the Government Contracts to which they are parties and have performed all material obligations required to be performed by them thereunder; (ii) the Company and each of its Subsidiaries have, in the past two years, complied, in all material respects, with all statutory and regulatory requirements applicable to the Government Contracts; (iii) the representations, certifications and warranties made by the Company and each of its Subsidiaries with respect to the Government Contracts were accurate in all material respects as of their respective effective dates; (iv) no terminations for default, cure notices, show cause notices or other similar notices, either written or orally, have been issued and remain unresolved with respect to the Government Contracts, and no events, conditions or omissions have occurred in the past two years or currently exist that constitute sufficient grounds for such action; (v) no past performance evaluations disclosed to the Company and each of its Subsidiaries in the past two years with respect to the Government Contracts have set forth a default or other material failure to perform thereunder; (vi) no money due to the Company or any of its Subsidiaries pertaining to any Government Contracts has been withheld or set-off in the past two years, nor have there been any attempts by Governmental Entities in the past two years to withhold or set-off any money due under Government Contracts; and (vii) all certified claims submitted by the Company and each of its Subsidiaries in the past two years under the Government Contracts were accurate in all material respects as of their respective submission dates.

          (c)   None of the Company or any of its Subsidiaries has, in the past two years been, or is currently, suspended, debarred or proposed for suspension or debarment from bidding on any Government Contract, declared ineligible, or otherwise excluded from participation in the award of any Government Contract or for any reason been listed on the List of Parties Excluded from Federal Procurement and Nonprocurement Programs. No suspension, debarment or exclusion proceeding actions with respect to Government Contracts have been commenced or, to the Company's Knowledge, threatened (whether orally or in writing) against any of the Company or any of its Subsidiaries. To the Company's Knowledge, no negative determination of responsibility has been issued against any of the Acquired Entities with respect to any outstanding Government Bid.

        Section 3.19.    Insurance.     Each material insurance policy of the Company and its Subsidiaries (for the avoidance of doubt, other than any such policies that relate to Company Employee Plans) are in full force and effect. Except as would not reasonably be expected to have a Company Material Adverse Effect, (a) the insurance policies of the Company and its Subsidiaries are in full force and effect, (b) to the Knowledge of the Company, provide insurance in such amounts and against such risks as the Company reasonably has determined to be prudent, taking into account the industries in which the Company and its Subsidiaries operate, and (c) are sufficient to comply with applicable Law. Except as would not reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification of, any of such insurance policies. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect and to the Knowledge of the Company: (a) no insurer of any such policy has been declared insolvent or placed in receivership, conservatorship, or liquidation; and (b) no notice of cancellation or termination, other than pursuant to the expiration of a term in accordance with the terms thereof, has been received with respect to any such policy.

        Section 3.20.    Information Supplied.     None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the registration of the Holdco Stock Issuance, issuance of the Replacement Warrants and the shares of Holdco Common Stock underlying the Replacement Warrants (the "Form S-4") will, at the time the Form S-4 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the joint proxy statement to be filed with the SEC and sent to the Company's stockholders in connection with the Mergers and the other transactions contemplated by this Agreement and to the Parent's stockholders in connection with the Holdco Stock Issuance and the Holdco Charter Amendment (including any amendments or supplements thereto, the "Joint Proxy Statement") will, at the date it is first mailed to the Company's and Parent's stockholders or at the time of the Company Stockholders Meeting or Parent Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information that was not supplied by or on behalf of the Company.

        Section 3.21.    International Trade Compliance Matters.

          (a)    Anti-Corruption Compliance Matters.    At no time since the date that is five (5) years prior to the date of this Agreement has the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any directors, officers or employees, agents, distributors, affiliates, representatives, joint ventures, or any other person acting on behalf of the Company or any of its Subsidiaries violated any provision of, or made a voluntary disclosure with respect to any violation of, the Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, and any implementing law, rule, or regulation, or any applicable law, rule, or regulation of any locality (collectively, the "Anti-Bribery Laws"). At no time since the Applicable Date has the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any directors, officers or employees, agents, distributors, affiliates, representatives or any other person acting on behalf of the Company or any Subsidiary made any bribes, rebates, payoffs, influence payments, kickbacks, illegal payments, illegal political contributions, or other payments, in the form of cash, gifts, or otherwise, legal or illegal (collectively, "Payments"), directly or indirectly or by or on behalf of the Company or any of its Subsidiaries to (i) any Governmental Entity or official thereof where such Payment was made to or for the use or benefit of such Governmental Entity or official thereof in violation of Anti-Bribery Laws; (ii) any other person where any part of such Payment would be directly or indirectly given or paid by such person, or would reimburse such person, for any Payment previously made, promised or given to any Governmental Entity or official thereof when such Payment could not be made directly and such Payment is in violation of

  Anti-Bribery Laws; or (iii) any person where such Payment violated any laws in the country or countries of such person or applicable to such persons or the Anti-Bribery Laws.

          (b)    Export Compliance Matters.    At no time since the date that is five (5) years prior to the date of this Agreement has the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any directors, officers or employees, agents, distributors, affiliates, representatives, joint ventures, or any other person acting on behalf of the Company or any of its Subsidiaries, (i) violated regulations, resolutions, or laws administered or enforced by the U.S. Department of Treasury's Office of Foreign Assets Control, the United Nations Security Council, the Member States of the European Union, the Export Administration Act of 1979, the Export Administration Regulations, the Arms Export Control Act, the International Traffic in Arms Regulations, Executive Orders of the President regarding economic sanctions, export controls, and restrictions on trade with designated countries and persons, the antiboycott regulations administered by the United States Department of Commerce, and the antiboycott regulations administered by the United States Department of the Treasury (collectively, "Export Laws"), except such violations that have not been and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, or (ii) been listed or designated pursuant to any Export Laws (including, but not limited to, the Specially Designated Nationals and Blocked Persons List).

        Section 3.22.    Opinion of the Company Financial Advisor.     The Company Board has received the opinion of the Company Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the qualifications, assumptions and other matters set forth therein, the Common Exchange Ratio is fair, from a financial point of view, to the holders of shares of Company Common Stock, and, as of the date of this Agreement, such opinion has not been withdrawn, revoked, or modified. The Company has obtained all necessary consents (including the authorization of the Company Financial Advisor) to permit the inclusion of such opinion in its entirety (as well as a description of the material financial analyses underlying such opinion) and references thereto in the Joint Proxy Statement. Prior to the date of this Agreement or promptly thereafter, a true, correct and complete copy of such opinion was delivered or will be delivered to Parent.

        Section 3.23.    Rights Plan.     Neither the Company nor any of its Subsidiaries have adopted a stockholders right plan or "poison pill."

        Section 3.24.    Ownership of Parent Common Stock.     Neither the Company nor any of its Affiliates or Associates "owns" (as defined in Section 203(c)(9) of the DGCL) any shares of Parent Common Stock.

        Section 3.25.    U.S. Citizenship.     As of the date of this Agreement and as of immediately prior to the Closing, the Company and each of the Subsidiaries set forth on Section 3.25 of the Company Disclosure Letter is a U.S. Citizen.

        Section 3.26.    Vessels.

          (a)   Section 3.26 of the Company Disclosure Letter lists (i) all Vessels owned or leased (on a demise or bareboat basis) by the Company, (ii) whether such Vessels are (A) owned or (B) leased on a demise or bareboat basis, (iii) the owner or lessor (in the case of demise or bareboat charters) of each of the Vessels, and (iv) whether such Vessels are documented with the United States Coast Guard or with a foreign-flag registry. The Company or a Subsidiary is the sole owner of the owned Vessels. The Company or a Subsidiary is the sole demise or bareboat charterer of each of the Vessels leased on a demise or bareboat basis.

          (b)   Any Vessel that has a certificate of class issued by a classification society are in class under such classification society free from any overdue outstanding recommendations or conditions affecting the class.

          (c)   The Company has delivered to Parent copies of all insurance policies and certificates of entry and all documentation and information regarding all outstanding reservations by insurance carriers or outstanding violations of Laws as exist with respect to the Vessels. Except as set forth on Section 3.26(c), no Vessel has suffered any accident, casualty, or damage since the Applicable Date whether or not covered by insurance which shall result in a liability to the Company or any of its Subsidiaries in excess of $250,000 per occurrence.

        Section 3.27.    No Other Representations or Warranties.     Except for the representations and warranties contained in Article IV, the Company acknowledges that none of Parent, its Subsidiaries or any other Person on behalf of Parent makes any other express or implied representation or warranty whatsoever, and specifically (but without limiting the generality of the foregoing) that none of Parent, its Subsidiaries or any other Person on behalf of Parent makes any representation or warranty with respect to any projections or forecasts delivered or made available to the Company or any of its Affiliates or Representatives of future revenues, results of operations (or any component thereof), cash flows or financial condition (or any component thereof) of Parent and the Subsidiaries of Parent (including any such projections or forecasts made available to the Company or its Affiliates and Representatives in certain "data rooms" or management presentations in expectation of the transactions contemplated by this Agreement), and the Company has not relied on any such information or any representation or warranty not set forth in Article IV.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT, HOLDCO, ROOSTER MERGER SUB AND PARENT MERGER SUB

        Except (a) as disclosed in the Parent SEC Documents at least three (3) Business Days prior to the date of this Agreement and that is reasonably apparent on the face of such disclosure to be applicable to the representation and warranty set forth herein (other than any disclosures contained or referenced therein under the captions "Risk Factors," "Forward-Looking Statements," "Quantitative and Qualitative Disclosures About Market Risk," and any other disclosures contained or referenced therein of information, factors, or risks that are predictive, cautionary, or forward-looking in nature); or (b) as set forth in the correspondingly numbered Section of the Parent Disclosure Letter that relates to such Section or in another Section of the Parent Disclosure Letter to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, Parent, Holdco, Rooster Merger Sub and Parent Merger Sub hereby jointly and severally represent and warrant to the Company as follows:

        Section 4.01.    Organization; Standing and Power; Governing Documents; Subsidiaries.

          (a)    Organization; Standing and Power.    Each of Parent and its Subsidiaries is a corporation, limited liability company, or other legal entity duly organized, validly existing, and in good standing (to the extent that the concept of "good standing" is applicable in the case of any jurisdiction outside the United States) under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company, or other organizational, as applicable, power and authority to own, lease, and operate its assets and to carry on its business as now conducted. Each of Parent and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company, or other legal entity and is in good standing (to the extent that the concept of "good standing" is applicable in the case of any jurisdiction outside the United States) in each jurisdiction where the character of the assets and properties owned, leased, or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (b)    Governing Documents.    The copies of Parent's Governing Documents as most recently filed with the Parent SEC Documents are true, correct, and complete copies of such documents as in effect as of the date of this Agreement. Parent has delivered or made available to the Company a true and correct copy of the Governing Documents of Holdco, Rooster Merger Sub and Parent Merger Sub. Neither Parent, Holdco, Rooster Merger Sub nor Parent Merger Sub is in violation of any of the provisions of its Governing Documents.

          (c)    Subsidiaries.    All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of Parent that is owned directly or indirectly by the Parent have been validly issued, were issued free of pre-emptive rights, are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell, or otherwise dispose of such capital stock or other equity or voting interests, except for any Liens: (i) imposed by applicable securities Laws; or (ii) arising pursuant to the Governing Documents of any non-wholly-owned Subsidiary of Parent. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, Parent does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person.

        Section 4.02.    Capital Structure.

          (a)    Capital Stock.    As of the date of this Agreement, the authorized capital stock of Parent consists of: (i) 50,000,000 shares of Parent Common Stock; and (ii) 1,000,000 shares of preferred stock, par value $0.01 per share, of Parent (the "Parent Preferred Stock"). As of June 21, 2019: (A) 22,089,231 shares of Parent Common Stock were issued and outstanding (including 63,554 Parent Restricted Shares, but not including shares held in treasury); (B) 14,459 shares of Parent Common Stock were issued and held by Parent in its treasury; and (C) no shares of Parent Preferred Stock were issued and outstanding or held by Parent in its treasury; and no additional shares of Parent Common Stock or shares of Parent Preferred Stock have been issued other than the issuance of shares of Parent Common Stock upon the exercise or settlement of Parent Equity Awards. All of the outstanding shares of capital stock of Parent are, and all shares of capital stock of Parent which may be issued as contemplated or permitted by this Agreement, including the shares of Parent Common Stock constituting the Merger Consideration, will be, when issued, duly authorized, validly issued, fully paid, and non-assessable, and not subject to any pre-emptive rights. As of the date of this Agreement, no Subsidiary of Parent owns any shares of Parent Common Stock.

          (b)    Stock Awards.

              (i)  As of the date of this Agreement, an aggregate of 873,117 shares of Parent Common Stock are available for future issuance pursuant to Parent Equity Awards under the Parent Stock Plans. As of the date of this Agreement, 272,817 shares of Parent Common Stock are available for future issuance pursuant to outstanding Parent Stock Options, 73,000 shares of Parent Common Stock are available for future issuance pursuant to outstanding Parent RSUs, and a maximum of 102,533 shares of Parent Common Stock are available for future issuance pursuant to outstanding Parent PSUs. All shares of Parent Common Stock subject to issuance under the Parent Stock Plans, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and non-assessable.

             (ii)  Other than the Parent Equity Awards, as of the date of this Agreement, there are no outstanding (A) securities of Parent or any of its Subsidiaries convertible into or exchangeable for Parent Voting Debt or shares of capital stock of Parent, (B) options, warrants, or other agreements or commitments to acquire from Parent or any of its Subsidiaries, or obligations of Parent or any of its Subsidiaries to issue, any Parent Voting Debt or shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) Parent, or

    (C) restricted shares, restricted stock units, stock appreciation rights, performance shares, contingent value rights, "phantom" stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly and in whole or in part, on the value or price of, Parent or any shares of capital stock of Parent (the items in clauses (A), (B), and (C), together with the capital stock of Parent, being referred to collectively as "Parent Securities"). All outstanding shares of Parent Common Stock, all outstanding Parent Equity Awards, and all outstanding shares of capital stock, voting securities, or other ownership interests in any Subsidiary of Parent, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws.

            (iii)  Other than the Parent Stock Plans and the Parent Equity Awards, as of the date of this Agreement, there are no outstanding Contracts requiring Parent or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any Parent Securities or Parent Subsidiary Securities. Neither Parent nor any of its Subsidiaries is a party to any voting agreement with respect to any Parent Securities or Parent Subsidiary Securities.

          (c)    Voting Debt.    No bonds, debentures, notes, or other indebtedness issued by Parent or any of its Subsidiaries: (i) having the right to vote on any matters on which stockholders or equityholders of Parent or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right); or (ii) the value of which is directly based upon or derived from the capital stock, voting securities, or other ownership interests of Parent or any of its Subsidiaries (collectively, "Parent Voting Debt") are issued or outstanding.

          (d)    Parent Subsidiary Securities.    As of the date of this Agreement, there are no outstanding: (i) securities of Parent or any of its Subsidiaries convertible into or exchangeable for Parent Voting Debt, capital stock, voting securities, or other ownership interests in any Subsidiary of Parent; (ii) options, warrants, or other agreements or commitments to acquire from Parent or any of its Subsidiaries, or obligations of Parent or any of its Subsidiaries to issue, any Parent Voting Debt, capital stock, voting securities, or other ownership interests in (or securities convertible into or exchangeable for capital stock, voting securities, or other ownership interests in) any Subsidiary of Parent; or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares, contingent value rights, "phantom" stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly and in whole or in part, on the value or price of, any Subsidiary of Parent or any capital stock or voting securities of, or other ownership interests in, any Subsidiary of Parent (the items in clauses (i), (ii), and (iii), together with the capital stock, voting securities, or other ownership interests of such Subsidiaries, being referred to collectively as "Parent Subsidiary Securities").

          (e)    Share Issuance.    The shares of Holdco Common Stock to be issued pursuant to the Holdco Share Issuance have been duly and validly authorized and, when issued following the acceptance by the Secretary of State of the State of Delaware of the Holdco Charter Amendment to the Company's stockholders pursuant to this Agreement, shall be validly issued, fully paid and non-assessable.

        Section 4.03.    Authority; Non-Contravention; Governmental Consents; Board Approval; Anti-Takeover Statutes.

          (a)    Authority.    Each of Parent, Holdco, Rooster Merger Sub and Parent Merger Sub has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement, subject to: (i) in the case of the Parent Merger, the adoption of this Agreement by Holdco as the sole stockholder of Parent Merger Sub (which, in accordance with Section 5.07(c), shall occur immediately following execution of this Agreement); (ii) in the case of the Rooster Merger, the adoption of this Agreement by Holdco as the sole stockholder of Rooster Merger Sub (which, in accordance with

  Section 5.07(c), shall occur immediately following execution of this Agreement); (iii) in the case of the Holdco Charter Amendment, the approval of the Holdco Charter Amendment by Parent as the sole stockholder of Holdco (which, in accordance with Section 5.07(b), shall occur immediately following execution of this Agreement); (iv) (A) in the case of the Parent Merger and the Holdco Charter Amendment, the need to obtain the affirmative vote of the majority of the shares of Parent Common Stock entitled to vote thereon at the Parent Stockholder Meeting and (B) in the case of the Holdco Stock Issuance, the need to obtain the affirmative vote of the majority of the votes cast at the Parent Stockholder Meeting (the votes referenced in this clause (iv), collectively, the "Requisite Parent Vote"). The execution and delivery of this Agreement by Parent, Holdco, Rooster Merger Sub and Parent Merger Sub and the consummation by Parent, Holdco, Rooster Merger Sub and Parent Merger Sub of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Parent, Holdco, Rooster Merger Sub, Parent Merger Sub and no other corporate proceedings on the part of Parent, Holdco, Rooster Merger Sub and Parent Merger Sub are necessary to authorize the execution and delivery of this Agreement or to consummate the Mergers, the Holdco Stock Issuance, and the other transactions contemplated by this Agreement, subject only, (i) to the approval of the Holdco Charter Amendment by Parent as the sole stockholder of Holdco (which, in accordance with Section 5.07(b), shall occur immediately following execution of this Agreement), (ii) to the adoption of this Agreement by Holdco as the sole stockholder of Rooster Merger Sub and Parent Merger Sub (which, in accordance with Section 5.07(c), shall occur immediately following execution of this Agreement), (iii) the Requisite Parent Vote and (iv) the filing and acceptance of the Holdco Charter Amendment with the Secretary of State of the State of Delaware. The Requisite Parent Vote is the only vote of the holders of any class or series of Parent capital stock to approve or adopt this Agreement, approve the Holdco Stock Issuance, approve the Holdco Charter Amendment, consummate the Mergers and the other transactions contemplated hereby. The approval of the Holdco Charter Amendment by Parent as the sole stockholder of Holdco, and the adoption of this Agreement by Holdco as the sole stockholder of each of Rooster Merger Sub and Parent Merger Sub is the only vote of the holders of any class or series of Holdco, Rooster Merger Sub or Parent Merger Sub capital stock necessary to adopt this Agreement and consummate the Mergers and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent, Holdco, Rooster Merger Sub and Parent Merger Sub and, assuming due execution and delivery by the Company, constitutes the legal, valid, and binding obligation of Parent, Holdco, Rooster Merger Sub and Parent Merger Sub, enforceable against Parent, Holdco, Rooster Merger Sub and Parent Merger Sub in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors' rights generally and by general principles of equity.

          (b)    Non-Contravention.    The execution, delivery, and performance of this Agreement by Parent, Holdco, Rooster Merger Sub and Parent Merger Sub and the consummation by Parent, Holdco, Rooster Merger Sub and Parent Merger Sub of the transactions contemplated by this Agreement, including the Mergers, the Holdco Stock Issuance and the Holdco Charter Amendment, do not and will not: (i) subject, in the case of Rooster Merger Sub and Parent Merger Sub, to obtaining the adoption of this Agreement by Holdco as their sole stockholder, contravene or conflict with, or result in any violation or breach of, the Governing Documents of Parent, Holdco, Rooster Merger Sub or Parent Merger Sub; (ii) assuming that all of the Consents contemplated by clauses (i) through (v) of Section 4.03(c) have been obtained or made, and (A) in the case of the consummation of the Rooster Merger, obtaining the adoption of this Agreement by Holdco as the sole stockholder of Rooster Merger Sub, (B) in the case of the consummation of the Parent Merger, obtaining the adoption of this Agreement by Holdco as the sole stockholder of Parent Merger Sub and obtaining the Requisite Parent Vote and (C) in the case of the Holdco Stock Issuance, obtaining the Requisite Parent Vote, conflict with or violate any Law applicable to

  Parent, Holdco, Rooster Merger Sub, Parent Merger Sub or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in Parent's or any of its Subsidiaries' loss of any benefit or the imposition of any additional payment or other liability under, or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, acceleration, or cancellation, or require any Consent under, any Material Contract to which Parent or any of its Subsidiaries is a party or otherwise bound as of the date of this Agreement; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of Parent or any of its Subsidiaries, except, in the case of each of clauses (ii), (iii), and (iv), for any conflicts, violations, breaches, defaults, loss of benefits, additional payments or other liabilities, alterations, terminations, amendments, accelerations, cancellations, or Liens that, or where the failure to obtain any Consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (c)    Governmental Consents.    No Consent of any Governmental Entity is required to be obtained or made by Parent, Holdco, Rooster Merger Sub or Parent Merger Sub in connection with the execution, delivery, and performance by Parent, Holdco, Rooster Merger Sub and Parent Merger Sub of this Agreement or the consummation of the Mergers, the Holdco Stock Issuance, and the other transactions contemplated hereby, except for (i) the filing of the Holdco Charter Amendment with the Secretary of State of the State of Delaware; (ii) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware; (iii) the filing with the SEC of (A) the Joint Proxy Statement in definitive form in accordance with the Exchange Act, (B) the Form S-4, and the declaration of its effectiveness under the Securities Act, and (C) the filing of such reports or other filings under the Exchange Act or the Securities Act, as applicable, as may be required in connection with this Agreement, the Mergers, the Holdco Stock Issuance, and the other transactions contemplated by this Agreement; (iv) such Consents as may be required under the HSR Act and other Antitrust Laws, in any case that are applicable to the transactions contemplated by this Agreement; (v) such Consents as may be required under applicable state securities or "blue sky" Laws and the securities Laws of any foreign country or the rules and regulations of Nasdaq; and (vi) such other Consents which if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (d)    Board Approval.

              (i)  The Parent Board by resolutions duly adopted by a unanimous vote at a meeting of all directors of Parent duly called and held and has (A) determined that this Agreement and the transactions contemplated hereby, including the Mergers, the Holdco Stock Issuance and the Holdco Charter Amendment, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Parent and the Parent's stockholders, (B) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Mergers, the Holdco Stock Issuance and the Holdco Charter Amendment, upon the terms and subject to the conditions set forth herein, (C) directed that this Agreement, the Holdco Stock Issuance and the Holdco Charter Amendment be submitted to a vote of Parent's stockholders for adoption or approval, as the case may be, at the Parent Stockholders Meeting, and (D) resolved to recommend that Parent's stockholders vote in favor of adoption of this Agreement and approval of the Parent Merger, the Holdco Stock Issuance and the Holdco Charter Amendment (collectively, the "Parent Board Recommendation"). Subject to Section 5.04, the Parent Board has not rescinded or modified such resolutions in any way.

             (ii)  The Holdco Board by resolutions duly adopted by a unanimous vote at a meeting of all directors of Holdco duly called and held and, not subsequently rescinded or modified in any way, has (A) determined that this Agreement and the transactions contemplated hereby, including the Holdco Stock Issuance and the Holdco Charter Amendment, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Holdco and Parent, as the sole stockholder of Holdco, (B) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Holdco Stock Issuance and the Holdco Charter Amendment, upon the terms and subject to the conditions set forth herein, (C) directed that the Holdco Stock Issuance and the Holdco Charter Amendment be submitted for approval by Parent, as the sole stockholder of Holdco, and (D) resolved to recommend that Parent, as the sole stockholder of Holdco, approve the Holdco Stock Issuance and the Holdco Charter Amendment in accordance with the DGCL.

            (iii)  Each of the Rooster Merger Sub Board and Parent Merger Sub Board by resolutions duly adopted by a unanimous vote at a meeting of all directors of Rooster Merger Sub or Parent Merger Sub, as applicable, duly called and held and, not subsequently rescinded or modified in any way, has (A) determined that this Agreement and the transactions contemplated hereby, including the Mergers, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Rooster Merger Sub or Parent Merger Sub, as applicable, and Holdco, as the sole stockholder of Rooster Merger Sub and Parent Merger Sub, (B) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Mergers, upon the terms and subject to the conditions set forth herein, (C) directed that this Agreement be submitted for adoption by Holdco, as the sole stockholder of Rooster Merger Sub and Parent Merger Sub, and (D) resolved to recommend that Holdco, as the sole stockholder of Rooster Merger Sub and Parent Merger Sub, adopt this Agreement in accordance with the DGCL.

          (e)    Anti-Takeover Statutes.    No "fair price," "moratorium," "control share acquisition," "supermajority," "affiliate transactions," "business combination," or other similar anti-takeover statute or regulation enacted under any federal, state, local, or foreign laws applicable to Parent is applicable to this Agreement, the Mergers, the Holdco Stock Issuance or any of the other transactions contemplated by this Agreement.

        Section 4.04.    SEC Filings; Financial Statements; Sarbanes-Oxley Act Compliance; Undisclosed Liabilities; Off-Balance Sheet Arrangements.

          (a)    SEC Filings.    Parent has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since January 1, 2017 (the "Parent SEC Documents"). True, correct, and complete copies of all Parent SEC Documents are publicly available on EDGAR. To the extent that any Parent SEC Document available on EDGAR contains redactions pursuant to a request for confidential treatment or otherwise, the Company has made available to the Company the full text of all such Parent SEC Documents that it has so filed or furnished with the SEC. As of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each of the Parent SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Documents on the date it was filed. None of the Parent SEC Documents, including any financial statements, schedules, or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Knowledge of Parent, none of the Parent SEC Documents filed on or prior to the date of this Agreement is the subject of ongoing SEC review or outstanding SEC investigation and there are no outstanding or unresolved comments received from the SEC with respect to any of the Parent SEC Documents. None of Parent's Subsidiaries is required to file or furnish any forms, reports, or other documents with the SEC pursuant to Section 13 or 15 of the Exchange Act

          (b)    Financial Statements.    Each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in or incorporated by reference into the Parent SEC Documents: (i) complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position and the results of operations, changes in stockholders' equity, and cash flows of Parent and its consolidated Subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC.

          (c)    Internal Controls.    Parent has established and maintains a system of "internal controls over financial reporting" (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP including policies and procedures that: (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Parent and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of Parent and its Subsidiaries are being made only in accordance with appropriate authorizations of Parent's management and the Parent Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the assets of Parent and its Subsidiaries.

          (d)    Disclosure Controls and Procedures.    Parent's "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to Parent's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of Parent required under the Exchange Act with respect to such reports. Neither Parent nor, to the Knowledge of Parent, Parent's independent registered public accounting firm has identified or been made aware of: (i) any "significant deficiency" or "material weakness" (each as defined in Rule 12b-2 of the Exchange Act) in the system of internal control over financial reporting utilized by Parent and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves Parent's management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by Parent and its Subsidiaries.

          (e)    Undisclosed Liabilities.    The unaudited balance sheet of Parent dated as of the Balance Sheet Date contained in the Parent SEC Documents filed prior to the date of this Agreement is hereinafter referred to as the "Parent Balance Sheet." Neither Parent nor any of its Subsidiaries has any Liabilities other than Liabilities that: (i) are reflected or reserved against in the Parent Balance Sheet (including in the notes thereto); (ii) were incurred since the date of the Parent Balance Sheet in the ordinary course of business consistent with past practice; (iii) are incurred in connection with the transactions contemplated by this Agreement; or (iv) would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (f)    Off-Balance Sheet Arrangements.    Neither Parent nor any of its Subsidiaries is a party to, or has any commitment to become a party to: (i) any joint venture, off-balance sheet partnership, or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Parent or any of its Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose, or limited purpose Person, on the other hand); or (ii) any "off-balance sheet arrangements" (as defined in Item 303(a) of Regulation S-K under the Exchange Act).

          (g)    Sarbanes-Oxley and Nasdaq Compliance.    Each of the principal executive officer and the principal financial officer of Parent (or each former principal executive officer and each former principal financial officer of Parent, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Parent SEC Documents, and the statements contained in such certifications are true and complete in all material respects. For purposes of this Agreement, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act. Parent is also in compliance with all of the other applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules of the Nasdaq, except for any non-compliance that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (h)    Accounting, Securities, or Other Related Complaints or Reports.    Since the Applicable Date none of Parent or any of its Subsidiaries nor, to the Knowledge of Parent, any director or officer of Parent or any of its Subsidiaries has received any oral or written complaint, allegation, assertion, or claim regarding the financial accounting, internal accounting controls, or auditing practices, procedures, methodologies, or methods of Parent or any of its Subsidiaries or any oral or written complaint, allegation, assertion, or claim from employees of Parent or any of its Subsidiaries regarding questionable financial accounting or auditing matters with respect to Parent or any of its Subsidiaries, other than any such oral or written complaint, allegation, assertion, or claim that would not reasonably be likely to result in material liability to Parent or any of its Subsidiaries, taken as a whole.

        Section 4.05.    Absence of Certain Changes or Events.

          (a)   Since December 31, 2018 through the date of this Agreement, (i) except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of Parent and each of its Subsidiaries has been conducted in the ordinary course of business consistent with past practice and (ii) there has not been or occurred any Parent Material Adverse Effect.

          (b)   Since the date of the Parent Balance Sheet through the date of this Agreement, there has not been or occurred any event, condition, action, or effect that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.02.

        Section 4.06.    Taxes

          (a)    Tax Returns and Payment of Taxes.    Parent and each of its Subsidiaries have duly and timely filed or caused to be filed (taking into account any valid extensions) all material Tax Returns required to be filed by them. Such Tax Returns are true, complete, and correct in all material respects. Neither Parent nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns. All material Taxes due and owing by Parent or any of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid or, where payment is not yet due, Parent has made an adequate provision for such Taxes in Parent's financial statements included in the Parent SEC Documents (in accordance with GAAP). Parent's most recent financial statements included in the Parent SEC Documents reflect an adequate reserve (in accordance with GAAP) for all material Taxes payable by Parent and its Subsidiaries through the date of such financial statements. Neither Parent nor any of its Subsidiaries has incurred any material Liability for Taxes since the date of Parent's most recent financial statements included in the Parent SEC Documents outside of the ordinary course of business or otherwise inconsistent with past practice.

          (b)    Withholding.    Parent and each of its Subsidiaries have withheld and timely paid each material Tax required to have been withheld and paid in connection with amounts paid or owing to any Parent Employee, creditor, customer, stockholder, or other party (including withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any state, local, and foreign Laws), and materially complied with all information reporting and backup withholding provisions of applicable Law.

          (c)    Liens.    There are no Liens for material Taxes upon the assets of Parent or any of its Subsidiaries other than Permitted Liens.

          (d)    Tax Deficiencies and Audits.    No deficiency for any material amount of Taxes which has been proposed, asserted, or assessed in writing by any taxing authority against Parent or any of its Subsidiaries remains unpaid. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of Parent or any of its Subsidiaries. There are no audits, suits, proceedings, investigations, claims, examinations, or other administrative or judicial proceedings ongoing or pending with respect to any material Taxes of Parent or any of its Subsidiaries.

          (e)    Tax Jurisdictions.    No claim has ever been made in writing by any taxing authority in a jurisdiction where Parent and its Subsidiaries do not file Tax Returns that Parent or any of its Subsidiaries is or may be subject to Tax in that jurisdiction.

          (f)    Tax Rulings.    Neither Parent nor any of its Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any material Taxes, nor is any such request outstanding.

          (g)    Consolidated Groups, Transferee Liability, and Tax Agreements.    Neither Parent nor any of its Subsidiaries: (i) has been a member of a group filing Tax Returns on a consolidated, combined, unitary, or similar basis (other than any such group including only Parent or its Subsidiaries); (ii) has any material liability for Taxes of any Person (other than Parent or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision of local, state, or foreign Law), as a transferee or successor, by Contract, or otherwise; or (iii) is a party to, bound by or has any material liability under any Tax sharing, allocation, or indemnification agreement or arrangement.

          (h)    Change in Accounting Method.    Neither Parent nor any of its Subsidiaries has agreed to make, nor is it required to make, any material adjustment under Section 481(a) of the Code or any comparable provision of state, local, or foreign Tax Laws by reason of a change in accounting method or otherwise.

          (i)    Post-Closing Tax Items.    Parent and its Subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (ii) installment sale or open transaction disposition made on or prior to the Closing Date; (iii) prepaid amount received on or prior to the Closing Date; (iv) any income under Section 965(a) of the Code, including as a result of any election under Section 965(h) of the Code with respect thereto; or (v) election under Section 108(i) of the Code.

          (j)    Section 355.    Neither Parent nor any of its Subsidiaries has been a "distributing corporation" or a "controlled corporation" in connection with a distribution described in Section 355 of the Code.

          (k)    Reportable Transactions.    Neither Parent nor any of its Subsidiaries has been a party to, or a material advisor with respect to, a "reportable transaction" within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b).

        Section 4.07.    Compliance; Permits.

          (a)    Compliance.    Parent and each of its Subsidiaries is and, since the Applicable Date, has been in material compliance with, all Laws applicable to Parent or any of its Subsidiaries or by which Parent or any of its Subsidiaries or any of their respective businesses or properties is bound. Since the Applicable Date, to the Knowledge of Parent, no Governmental Entity has issued any notice or notification stating that Parent or any of its Subsidiaries is not in compliance with any Law in any material respect.

          (b)    Permits.    Parent and its Subsidiaries hold, to the extent necessary to own, lease and operate their respective properties or businesses as such properties and businesses are being operated as of the date of this Agreement, all Permits, except for any Permits for which the failure to obtain or hold would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Since the Applicable Date, no suspension, cancellation, non-renewal, or adverse modifications of any Permits of Parent or any of its Subsidiaries is pending or, to the Knowledge of Parent, threatened, except for any such suspension or cancellation which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent and each of its Subsidiaries is and, since the Applicable Date, has been in compliance with the terms of all Permits, except where the failure to be in such compliance would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 4.08.    Litigation.     There is no Legal Action pending or, to the Knowledge of Parent, threatened against any of Parent or its Subsidiaries, or any property or asset of Parent or any of its Subsidiaries, that (a) if adversely determined, individually, or in the aggregate, would reasonably be likely to result in material liability to Parent or any of its Subsidiaries, taken as a whole, or (b) seeks material injunctive or other material non-monetary relief against Parent or its Subsidiaries, taken as a whole. Neither Parent nor any Subsidiary nor any property or asset of any of the foregoing is subject to any continuing material Order. There are no internal investigations or internal inquiries that, since the Applicable Date, have been conducted or are being conducted by or at the direction of the Parent Board (or any committee thereof) regarding any material accounting practices of Parent or any of its Subsidiaries. For the avoidance of doubt, this Section 4.08 shall not apply to Taxes or the Parent Employee Plans.

        Section 4.09.    Brokers' and Finders' Fees.     Except for fees payable to BofA Securities, Inc. and Houlihan Lokey Capital, Inc. (the "Parent Financial Advisors"), the fees and expenses of which will be paid by Parent, no Person is entitled to any brokerage, finders' or other fee or commission in connection with the Mergers based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.

        Section 4.10.    Related Person Transactions.     there are no Contracts, transactions, arrangements, or understandings between Parent or any of its Subsidiaries, on the one hand, and any Affiliate (including any director, officer, or employee) thereof or any holder of 5% or more of the shares of any class of Parent capital stock, but not including any wholly-owned Subsidiary of Parent, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in Parent's Form 10-K or proxy statement pertaining to an annual meeting of stockholders.

        Section 4.11.    Employee Matters.

          (a)    Parent Employee Plan.    For purposes of this Agreement, "Parent Employee Plan" means each plan, program, policy, agreement, collective bargaining agreement, or other arrangement providing for compensation, severance, deferred compensation, performance awards, stock option, restricted stock unit, restricted stock, stock purchase, other equity or equity-based awards, phantom equity, bonus, incentive, fringe, paid time off, retirement, pension, death, disability, medical, dental, vision, life insurance or welfare benefits, or other employee benefits or remuneration of any kind, including each employment, consulting, termination, severance, retention or change in control plan, program, arrangement, or agreement, including each "employee benefit plan," within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, in each case, (A) which is sponsored, maintained, contributed to, or required to be contributed to, by Parent, any of its Subsidiaries or any Parent ERISA Affiliate for the benefit of any current employee, officer or director of Parent or any of its Subsidiaries, or (B) with respect to which Parent or any of its Subsidiaries has any Liability.

          (b)    Compliance.    Each Parent Employee Plan has been established, administered, maintained and operated in all material respects in accordance with its terms and any related documents or agreements and in compliance in all material respects with all applicable Laws, including but not limited to ERISA and the Code.

          (c)    Qualified Plans.    Each Parent Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS on which it may currently rely to the effect that such Parent Employee Plan is qualified and the related trusts are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, or with respect to a prototype plan, can currently rely on an opinion or advisory letter from the IRS to the prototype plan sponsor, to the effect that such Parent Employee Plan is qualified and the related trusts are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code and, in any case, no circumstance exists that is reasonably likely to result in the revocation of any such determination, opinion or advisory letter or otherwise materially and adversely affect such qualified or tax-exempt status under Sections 401(a) and 501(a), respectively, of the Code.

          (d)    Contributions.    Parent and its Subsidiaries, where applicable, have timely made or properly accrued all contributions, benefits, premiums, and other payments required by and due under the terms of the Parent Employee Plan and applicable Law and accounting principles, except as would not reasonably be likely to result in material liability to Parent or its Subsidiaries.

          (e)    Certain Parent Employee Plans.    None of Parent, any of its Subsidiaries or any Parent ERISA Affiliate maintains, contributes to, is required to contribute to, or has any Liability with respect to, (i) a "pension plan" (as defined in Section 3(2) of ERISA) that is subject to Title IV of

  ERISA, Section 302 of ERISA or Section 412 of the Code, (ii) a "multiemployer plan" (within the meaning of Section 3(37) of ERISA), (iii) a "multiple employer plan" (within the meaning of Section 413 of the Code) or (iv) a "multiple employer welfare arrangement" (within the meaning of Section 3(40) of ERISA).

          (f)    No Post-Employment Obligations.    No Parent Employee Plan provides health, medical, dental, vision, death or life insurance benefits beyond termination of service or retirement, except for the continuation coverage required to be provided under COBRA or other similar applicable Law at the participant's sole expense.

          (g)    Foreign Plans.    With respect to each Parent Employee Plan that is subject to the Laws of any jurisdiction outside of the United States (the "Parent Foreign Plans"): (i) such Parent Foreign Plan complies in all material respects in form and operation in accordance with its terms and all applicable Laws; (ii) with respect to any Parent Foreign Plan providing retirement or termination benefits, the assets of each such Parent Foreign Plan equal or exceed the projected benefit obligations of such Parent Foreign Plan based upon reasonable actuarial assumptions; and (iii) each Parent Foreign Plan that is required to be registered with a Governmental Entity is so registered.

        Section 4.12.    Labor Matters.

          (a)   There are no material Legal Actions pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries by or on behalf of any of their present or former employees.

          (b)   To the Knowledge of Parent, there is no labor union organizing or election activity pending or threatened with respect to the employees of Parent or any of its Subsidiaries. Neither Parent nor any of its Subsidiaries has suffered or sustained any labor strike, slowdown or work stoppage since January 1, 2019 and, to the Knowledge of Parent, no labor strike, slowdown or work stoppage is threatened by the employees of Parent or its Subsidiaries. Neither Parent nor any of its Subsidiaries has engaged in any plant closing or employee layoff activities since the Balance Sheet Date that would violate or require the provision of notice under the WARN Act.

          (c)   Parent and its Subsidiaries have complied in all material respects with all applicable Laws related to the employment of their respective employees, including provisions related to payment of wages, hours of work, leaves of absence, equal opportunity, classification of employees and independent contractors, immigration, occupational health and safety, and workers' compensation.

          (d)   To the Knowledge of Parent, no officer, executive or management-level employee of Parent or any of its Subsidiaries is party to any confidentiality, non-competition, non-solicitation, proprietary rights or other such agreement that would materially restrict the performance of such Person's current employment duties with Parent or any of its Subsidiaries.

          (e)   Except as would not reasonably be expected to result in a material liability to Parent and its Subsidiaries, taken as a whole, Parent and its Subsidiaries have complied with all material information reporting and backup withholding requirements, including the maintenance of required records with respect thereto, in connection with amounts paid to any employee or independent contractor.

        Section 4.13.    Environmental Matters.

          (a)   Parent and each of its Subsidiaries is, and since the Applicable Date has been, in compliance with Environmental Laws in all material respects, possesses and is and since the Applicable Date has been in material compliance with Environmental Permits, such Environmental Permits are valid and in full force and effect (including after taking into account any name changes of Parent and its Subsidiaries), there are no material Legal Actions pending, or, to the Knowledge of Parent, threatened before any Governmental Entity that seek the revocation, cancellation, suspension or adverse modification of any such Environmental Permits, and, to the Knowledge of Parent, there are no issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning Hazardous Materials, except as would not reasonably be expected, individually or in the aggregate, to result a Parent Material Adverse Effect.

          (b)   Neither Parent nor any of its Subsidiaries has contractually assumed any liability of any other Person (other than Parent or any of its Subsidiaries) arising out of or pursuant to Environmental Laws and Permits that would reasonably be expected to result in material liability to Parent and its Subsidiaries, taken as a whole, or is subject to any unresolved Orders or consent or settlement agreements, in either case, that would reasonably be expected, individually or in the aggregate, to result in a Parent Material Adverse Effect.

          (c)   There have been no (i) Releases of Hazardous Materials at any of the real property owned by Parent or any of its Subsidiaries or, to the Knowledge of Parent, any real property leased by Parent or any of its Subsidiaries, (ii) Releases of or exposure of Persons to Hazardous Materials by Parent or any of its Subsidiaries or (iii) to the Knowledge of Parent, Releases of Hazardous Materials by any other Person at any real property formerly owned or leased by Parent or any of its Subsidiaries, in each case that would reasonably be expected to result in a material Environmental Claim against Parent or any of its Subsidiaries, and neither Parent nor any of its Subsidiaries, and, to the Knowledge of Parent, no other Person is remediating Hazardous Materials at any Real Property pursuant to any Environmental Law.

          (d)   Since the Applicable Date, or, to the Knowledge of Parent, any prior date, neither Parent nor any of its Subsidiaries has received written notice that it has been identified as a potentially responsible party in respect of any real property to which Hazardous Materials generated or transported by or on behalf of Parent or any of its Subsidiaries were sent for recycling, treatment, storage or disposal, except as would not reasonably be expected to result in any liability under Environmental Law which is material to Parent and its Subsidiaries, taken as a whole.

          (e)   There are no material Environmental Claims or unresolved written notices of material violations (including any investigatory, corrective or remedial obligation) pending, or to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries.

          (f)    Parent has made available to the Company all material environmental assessments, reports, data, results of investigations or audits created since the Applicable Date or related to an unresolved material liability that are in the possession or control of Parent or any of its Subsidiaries regarding environmental matters pertaining to Parent, any of its Subsidiaries, the Real Property or any real property formerly owned, leased or operated by Parent or any of its Subsidiaries.

        Section 4.14.    Material Contracts.

          (a)    Material Contracts.    For purposes of this Agreement, "Parent Material Contract" shall mean the following to which Parent or any of its Subsidiaries is a party or any of the respective assets are bound (but in all cases, excluding any Parent Employee Plans or any purchase order entered into in the ordinary course of business consistent with past practice): any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the Securities Act), whether or not filed by Parent with the SEC.

          (b)    Schedule of Material Contracts; Documents.    Section 4.14(a) of the Parent Disclosure Letter sets forth a true and complete list as of the date of this Agreement of all Parent Material Contracts. Parent has made available to the Company correct and complete copies of all Parent Material Contracts, including any amendments thereto.

          (c)    No Breach.    (i) All Parent Material Contracts are legal, valid, and binding on Parent or its applicable Subsidiary, enforceable against it in accordance with its terms, and is in full force and effect; (ii) neither Parent nor any of its Subsidiaries nor, to the Knowledge of Parent, any third party has violated any provision of, or failed to perform any obligation required under the provisions of, any Parent Material Contract; and (iii) neither Parent nor any of its Subsidiaries nor, to the Knowledge of Parent, any third party is in breach, or has received written notice of breach, of any Parent Material Contract.

        Section 4.15.    Information Supplied.     None of the information supplied or to be supplied by or on behalf of Parent, Holdco, Rooster Merger Sub or Parent Merger Sub for inclusion or incorporation by reference in the Form S-4 will, at the time the Form S-4 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. None of the information supplied or to be supplied by or on behalf of Parent, Holdco, Rooster Merger Sub or Parent Merger Sub for inclusion or incorporation by reference in the Joint Proxy Statement will, at the date it is first mailed to the Company's and Parent's stockholders or at the time of the Company Stockholders Meeting or Parent Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Parent, Holdco, Rooster Merger Sub or Parent Merger Sub with respect to statements made or incorporated by reference therein based on information that was not supplied by or on behalf of Parent, Holdco, Rooster Merger Sub or Parent Merger Sub.

        Section 4.16.    Opinion of Parent Financial Advisor.     The Parent Board has received the opinion of BofA Securities, Inc. to the effect that, as of the date of such opinion and based upon and subject to the qualifications, limitations, assumptions and other matters set forth therein, the Common Exchange Ratio provided for in the Rooster Merger in respect of Company Common Stock is fair, from a financial point of view, to Parent.

        Section 4.17.    Rights Plan.     Neither Parent nor any of its Subsidiaries have adopted a stockholders right plan or "poison pill."

        Section 4.18.    Ownership of Company Capital Stock.     Neither Parent nor any of its Affiliates or Associates "owns" (as defined in Section 203(c)(9) of the DGCL) any shares of Company Capital Stock.

        Section 4.19.    Holdco and Merger Subs.     Holdco: (a) has engaged in no business activities other than those related to the transactions contemplated by this Agreement; and (b) is a direct, wholly-owned Subsidiary of Parent. Neither Rooster Merger Sub nor Parent Merger Sub has engaged in any business activities other than those related to the transactions contemplated by this Agreement, and each of Rooster Merger Sub and Parent Merger Sub are direct, wholly-owned Subsidiaries of Holdco.

        Section 4.20.    U.S. Citizenship.     As of immediately prior to the Closing, to the Knowledge of Parent, Parent and Holdco are each a U.S. Citizen.

        Section 4.21.    Debt Financing.     Parent has delivered to the Company a true, correct and complete copy of the fully executed commitment letter, dated the date hereof, executed and delivered by Parent, Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Bank of America, N.A., and BofA Securities, Inc., together with all annexes, exhibits, schedules and attachments thereto, in each case, as amended or otherwise modified only to the extent expressly permitted by this Agreement, and all fee letters associated therewith (the "Fee Letters") (with, in the case of the Fee Letters, certain economic pricing terms redacted (none of which redacted provisions will adversely affect the availability of, or impose conditions on, the availability of the Debt Financing at the Closing) (collectively, the "Debt Commitment Letter")) to provide to Parent, subject to the terms and conditions therein, the Debt Financing. As of the date of this Agreement, the Debt Commitment Letter has not been amended or modified and the respective obligations and commitments contained therein have not been withdrawn, terminated or rescinded in any respect. As of the date of this Agreement, no amendment, restatement, withdrawal, termination or other modification of the Commitment Letter is contemplated (except for any modifications or adjustments within the limits of the "market flex" provisions set forth in the Fee Letter). As of the date of this Agreement, the Debt Commitment Letter, in the form so delivered, is in full force and effect and is a legal, valid and binding obligation of Parent, and, to the Knowledge of Parent, the other parties thereto, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors' rights generally and by general principles of equity. Parent has fully paid any and all commitment fees and other fees in connection with the Debt Commitment Letter that are payable on or prior to the date of this Agreement. The net cash proceeds of the Debt Financing contemplated by the Debt Commitment Letter will, when added to the portion of the Debt Financing that is available, cash and cash equivalents and equity issuances (prior to the Closing Date) of Parent, Holdco, Rooster Merger Sub, Parent Merger Sub and their respective Subsidiaries, be sufficient (a) to consummate the Mergers upon the terms contemplated by this Agreement and to pay all related Expenses associated therewith and (b) to fully satisfy all of the outstanding indebtedness of the Company or any of its Subsidiaries to the extent required to be repaid in connection with the consummation of the Mergers and the other transactions contemplated hereby (the aggregate amount described in this sentence is referred to as the "Required Amount"). As of the date of this Agreement, Parent has no reason to believe that any of the conditions precedent to closing of the Debt Financing will not be satisfied, or that the Debt Financing will not be made available to Parent, in each case, at or prior to the Closing. As of the date of this Agreement, no event has occurred that, with or without notice, lapse of time or both, would constitute a default, event of default or breach on the part of Parent under any term or condition of the Debt Commitment Letter or that would permit the financial institutions party thereto to terminate, or to not fund the Debt Financing at or prior to the Closing upon satisfaction of all conditions thereto set forth in, the Debt Commitment Letter. Except as set forth in the Debt Commitment Letter, there are no (a) conditions precedent to the respective obligations of the lenders specified in the Debt Commitment Letter to fund the full amount of the Debt Financing at or prior to the Closing; or (b) contractual contingencies under any agreements, side letters or arrangements relating to the Debt Financing to which any of Parent, Holdco, Rooster Merger Sub, Parent Merger Sub or any of their respective Affiliates is a party that would permit the lenders specified in the Debt Commitment Letter to reduce the total amount of the Debt Financing, or that would materially and adversely affect the availability to Parent of the Debt Financing at or prior to the Closing.

        Section 4.22.    Solvency.     Immediately after giving effect to the Transactions, assuming the accuracy of the representations and warranties of the Company as set forth in Article III, Parent and its Subsidiaries (including the Surviving Corporation and its Subsidiaries) shall (a) be able to pay their respective debts as they become due and (b) have adequate capital to carry on their respective businesses.

        Section 4.23.    No Other Representations or Warranties.     Except for the representations and warranties contained in Article III, each of Parent, Holdco, Rooster Merger Sub and Parent Merger Sub acknowledges that none of the Company, its Subsidiaries or any other Person on behalf of the Company makes any other express or implied representation or warranty whatsoever, and specifically (but without limiting the generality of the foregoing) that none of the Company, its Subsidiaries or any other Person on behalf of the Company makes any representation or warranty with respect to any projections or forecasts delivered or made available to Parent or any of its Affiliates or Representatives of future revenues, results of operations (or any component thereof), cash flows or financial condition (or any component thereof) of the Company and its Subsidiaries (including any such projections or forecasts made available to Parent or its Affiliates and Representatives in certain "data rooms" or management presentations in expectation of the transactions contemplated by this Agreement), and neither Parent, Holdco, Rooster Merger Sub nor Parent Merger Sub has relied on any such information or any representation or warranty not set forth in Article III.

ARTICLE V

COVENANTS

        Section 5.01.    Conduct of the Business of the Company.     During the period from the date of this Agreement until the Effective Time, the Company shall, and shall cause each of its Subsidiaries, except as expressly contemplated by this Agreement, as required by applicable Law, as set forth in Section 5.01 of the Company Disclosure Letter or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), to conduct its business in the ordinary course of business consistent with past practice. To the extent consistent therewith, the Company shall, and shall cause each of its Subsidiaries to, use its reasonable best efforts to preserve its and its Subsidiaries' business organization, to keep available the services of its and its Subsidiaries' current officers and management-level employees, to preserve its and its Subsidiaries' present relationships with Governmental Entities, customers, suppliers, distributors, creditors, lessors, employees and business associates, licensors, licensees, and other Persons having material business relationships with it. Without limiting the generality of the foregoing, between the date of this Agreement and the Effective Time, except as otherwise expressly contemplated by this Agreement, as set forth in Section 5.01 of the Company Disclosure Letter, or as required by applicable Law, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed):

          (a)   amend or propose to amend its Governing Documents;

          (b)   (i) split, combine, or reclassify any Company Securities or Company Subsidiary Securities, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any Company Securities or Company Subsidiary Securities (other than in connection with the payment of the exercise price or tax withholding relating to any Company Equity Award), or (iii) except as required by the Series A Certificate of Designation, declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned Subsidiaries);

          (c)   issue, sell, pledge, dispose of, or encumber any Company Securities or Company Subsidiary Securities, other than the issuance of shares of Company Common Stock upon (i) the exercise of any Company Equity Award outstanding as of the date of this Agreement in accordance with its terms, (ii) the exercise of any Warrants outstanding as of the date of this Agreement in accordance with its terms or (iii) the conversion of any share of Company Preferred Stock outstanding as of the date of this Agreement in accordance with the terms of the Series A Certificate of Designation;

          (d)   increase the compensation or benefits of any of its directors, officers, employees or consultants, other than (A) increases in compensation for non-officer employees (other than increases in retirement, retiree medical, dental, vision or life insurance, pension, equity or equity-based, retention, change in control or severance payments or benefits for any employees whose annualized total compensation exceeds $150,000) in the ordinary course of business consistent with past practice, provided that such increases are not, in the aggregate, material to the Company or any of its Subsidiaries, (B) as required by the terms of any Company Employee Plan as in effect as of immediately prior to the date of this Agreement, or (C) as required by Law, (ii) promote any officers or employees, except (A) in connection with the Company's annual or quarterly compensation review cycle or (B) as the result of the termination or resignation of any officer or employee, (iii) hire or terminate other than for cause (or provide a notice of termination other than for cause to) any officer, employee or consultant whose annualized total compensation exceeds $150,000, or (iv) except as required by Law or by the terms of any Company Employee Plan as in effect as of immediately prior to the date of this Agreement, establish, adopt, enter into, materially amend, terminate, or materially modify any Company Employee Plan or any plan, agreement, program, policy, trust, fund or other arrangement that would be a Company Employee Plan if it were in existence as of the date of this Agreement;

          (e)   other than as required by applicable Law, recognize any new union or other labor organization as the representative of any of the employees of the Company or its Subsidiaries, or enter into any new or amended collective bargaining agreement or other agreement with any labor organization, work council, or trade union;

          (f)    announce, implement or effect any material reduction in force, layoff or other program resulting in the termination of employees, in each case, that would trigger the WARN Act;

          (g)   acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof or make any loans, advances, or capital contributions to or investments in any Person, in each case, in excess of $1,000,000 in the aggregate;

          (h)   (i) transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, or otherwise subject to any Lien (other than a Permitted Lien), any assets, including the capital stock or other equity interests in any Subsidiary of the Company; except (A) transferring, selling, leasing or disposing of obsolete equipment or assets being replaced, or granting of non-exclusive licenses under the Company IP, (B) in the ordinary course of business consistent with past practice or (C) for any assets having an aggregate value of less than $1,000,000, or (ii) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

          (i)    incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any "keep well" or other Contract to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than (i) indebtedness of borrowed money incurred in the ordinary course of business under the Company Credit Facility as of the date of this Agreement, (ii) in connection with the financing of ordinary course trade payables consistent with past practice, and (iii) intercompany indebtedness between the Company and any wholly owned Subsidiaries or among any wholly owned Subsidiaries;

          (j)    other than in the ordinary course of business consistent with past practice, enter into or amend or modify in any material respect, or consent to the termination of (other than at its stated expiry date), any Company Material Contract with respect to material Real Property or any other Contract or Real Property Lease that, if in effect as of the date of this Agreement would constitute a Company Material Contract with respect to material Real Property hereunder;

          (k)   institute, settle, or compromise any Legal Action involving the payment of monetary damages by the Company or any of its Subsidiaries of any amount exceeding $1,000,000 in the aggregate, other than (i) any Legal Action brought against Parent or Merger Sub arising out of a breach or alleged breach of this Agreement by Parent or Merger Sub, and (ii) the settlement of claims, liabilities, or obligations reserved against on the Company Balance Sheet; provided, that neither the Company nor any of its Subsidiaries shall settle or agree to settle any Legal Action which settlement involves a conduct remedy or injunctive or similar relief that would have a material restrictive impact on the Company's or any of its Subsidiaries' business;

          (l)    make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;

          (m)  (i) settle or compromise any material Tax claim, audit, or assessment, (ii) make or change any material Tax election, change any annual Tax accounting period, or adopt or change any method of Tax accounting, (iii) amend any material Tax Returns or file claims for material Tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material Tax refund, offset or other reduction in Tax liability or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to the Company or its Subsidiaries;

          (n)   enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding, or similar Contract with respect to any joint venture, strategic partnership, or alliance;

          (o)   except in connection with actions permitted by Section 5.04 hereof, take any action to exempt any Person from, or make any acquisition of securities of the Company by any Person not subject to, any state takeover statute or similar statute or regulation that applies to the Company with respect to a Takeover Proposal or otherwise, including the restrictions on "business combinations" set forth in Section 203 of the DGCL, except for Parent, Holdco, Rooster Merger Sub, Parent Merger Sub or any of their respective Subsidiaries or Affiliates, or the transactions contemplated by this Agreement;

          (p)   abandon, allow to lapse, sell, assign, transfer, grant any security interest in otherwise encumber or dispose of any material Company IP (other than in connection with a Permitted Lien), or grant any right or license to any material Company IP other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;

          (q)   terminate or modify, or fail to exercise renewal rights, in any material respect any material insurance policy;

          (r)   except to the extent expressly permitted by Section 5.04 or Article VII, take any action that is intended or that would reasonably be expected to, individually or in the aggregate, prevent, materially delay, or materially impede the consummation of the Mergers, or the other transactions contemplated by this Agreement;

          (s)   adopt or otherwise implement any stockholder rights plan, "poison pill" or other comparable agreement designed to have the effect of delaying, deferring or discouraging Parent or Merger Sub from acquiring control of the Company pursuant to this Agreement; or

          (t)    agree, authorize or commit to do any of the foregoing.

        Section 5.02.    Conduct of the Business of Parent.     During the period from the date of this Agreement until the Effective Time, Parent shall, and shall cause each of its Subsidiaries, except as expressly contemplated by this Agreement, as required by applicable Law, as set forth in Section 5.02 of the Parent Disclosure Letter, or with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned, or delayed), conduct its business in the ordinary course of business consistent with past practice. To the extent consistent therewith, Parent shall, and shall cause each of its Subsidiaries to, use its reasonable best efforts to preserve its and its Subsidiaries' business organization, to keep available the services of its and its Subsidiaries' current officers and management-level employees, to preserve its and its Subsidiaries' present relationships with Governmental Entities, customers, suppliers, distributors, creditors, lessors, employees and business associates, licensors, licensees, and other Persons having material business relationships with it. Without limiting the generality of the foregoing, between the date of this Agreement and the Effective Time, except as otherwise expressly contemplated by this Agreement, as set forth in Section 5.02 of the Parent

Disclosure Letter or as required by applicable Law, Parent shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned, or delayed):

          (a)   Except for the Holdco Charter Amendment, amend or propose to amend its Governing Documents in a manner that would adversely affect the Company or the holders of Company Capital Stock relative to holders of Parent Common Stock;

          (b)   (i) split, combine, or reclassify any Parent Securities or Parent Subsidiary Securities in a manner that would adversely affect the Company or the holders of Company Common Stock relative to the other holders of Parent Common Stock, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any Parent Securities or Parent Subsidiary Securities (other than in connection with the payment of the exercise price or tax withholding relating to any Parent Equity Award), or (iii) declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than (A) dividends from its direct or indirect wholly-owned Subsidiaries, (B) ordinary quarterly dividends, consistent with past practice with respect to timing of declaration and payment and (C) the payment of dividends and dividend equivalents in respect of Parent Equity Awards in accordance with the terms thereof);

          (c)   issue, sell, pledge, dispose of, or encumber any Parent Securities or Parent Subsidiary Securities, other than (i) the issuance of shares of Parent Common Stock in connection with any Parent Equity Awards outstanding as of the date of this Agreement in accordance with its terms, (ii) the issuance of shares of Parent Common Stock in connection with any Parent Equity Award granted after the date of this Agreement in the ordinary course of business consistent with past practice and (iii) after consultation in good faith with the Company, sales or issuance of Parent Common Stock or securities convertible into Parent Common Stock in an amount sufficient to raise net proceeds equal to the Required Amount to the extent the Debt Financing is not available notwithstanding Parent's reasonable best efforts to secure the Debt Financing (including Alternative Financing) in accordance with Section 5.17;

          (d)   except as set forth in Section 5.02(d) of the Parent Disclosure Letter, acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof or make any loans, advances, or capital contributions to or investments in any Person, in each case that would reasonably be expected to prevent, impede, or delay the consummation of the Mergers or other transactions contemplated by this Agreement;

          (e)   (i) transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, or otherwise subject to any Lien (other than a Permitted Lien), any assets, including the capital stock or other equity interests in any Subsidiary of Parent; except (A) in the ordinary course of business consistent with past practice or (B) for any assets having an aggregate value of less than $1,000,000, or (ii) adopt or effect a material plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

          (f)    make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;

          (g)   except to the extent expressly permitted by Section 5.04 or Article VII, take any action that is intended or that would reasonably be expected to, individually or in the aggregate, prevent, materially impede, or materially delay the consummation of the Mergers, the Holdco Stock Issuance or the other transactions contemplated by this Agreement; or

          (h)   agree, authorize or commit to do any of the foregoing.

        Section 5.03.    Access to Information; Confidentiality.

          (a)   From the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in Article VII, the Company shall, and shall cause its Subsidiaries and its Representatives to, afford to Parent and its Representatives reasonable access, at reasonable times, upon reasonable advance notice to all of its officers, employees, accountants, agents, properties, offices, and other facilities and to all books, records, contracts, and other assets, and the Company shall, and shall cause its Subsidiaries and its Representatives to, furnish promptly to Parent such other information concerning its business and properties as Parent may reasonably request from time to time. No investigation shall affect the Company's representations, warranties, covenants, or agreements contained herein, or limit or otherwise affect the remedies available to Parent or Merger Sub pursuant to this Agreement.

          (b)   Parent and the Company shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement, dated March 21, 2019, between Parent and the Company (the "Rooster Confidentiality Agreement") and the Confidentiality Agreement, dated March 25, 2019, between Parent and the Company (the "Parent Confidentiality Agreement" and, together with the Rooster Confidentiality Agreement, the "Confidentiality Agreements"), which shall survive the termination of this Agreement in accordance with the terms set forth therein.

          (c)   This Section 5.03 shall not require the Company to permit any access, or to disclose any information, that in the reasonable, good faith judgment (after consultation with outside counsel) of the Company would reasonably be expected to result in (i) any violation of any Law to which the Company or its Subsidiaries is subject or cause any privilege (including attorney-client privilege) which the Company or any of its Subsidiaries would be entitled to assert to be undermined with respect to such information and such undermining of such privilege could in the Company's good faith judgment (after consultation with outside counsel) adversely affect in any material respect the Company's position in any pending or, what the Company believes in good faith (after consultation with outside counsel) would reasonably be expected to be, a future Legal Action or (ii) if the Company and its Subsidiaries, on the one hand, and Parent or any of its Subsidiaries, on the other hand, are adverse parties in a Legal Action, such information being reasonably pertinent thereto; provided that the parties shall use their reasonable best efforts to find a way to allow disclosure of such information to the extent doing so (A) would not (in the good faith belief of the Company (after consultation with outside counsel)) reasonably be likely to result in the violation of any such Law or reasonably be likely to cause such privilege to be undermined with respect to such information or (B) would reasonably (in the good faith belief of the Company (after consultation with outside counsel)) be managed through the use of customary "clean-room" arrangements pursuant to which non-employee Representatives of Parent shall be provided access to such information; provided, further, that the Company shall (1) notify Parent that such disclosures are reasonably likely to violate its or its Subsidiaries' obligations under any such Law or are reasonably likely to cause such privilege to be undermined, and (2) communicate to Parent in reasonable detail the facts giving rise to such notification and the subject matter of such information (to the extent it is able to do so in accordance with the first proviso in this Section 5.03(c)).

        Section 5.04.    No Solicitation or Change in Recommendation.

          (a)   Neither the Company, on the one hand, nor Parent, on the other hand, shall, and each shall cause its Subsidiaries not to, and shall not authorize or permit its or its Subsidiaries' directors, officers, employees, investment bankers, attorneys, accountants, consultants, or other agents or advisors (with respect to any Person, the foregoing Persons are referred to herein as such Person's "Representatives") to, directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal or the making of any proposal that would reasonably be expected to lead to any Takeover Proposal, or, except in accordance with this Section 5.04: (i) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or Parent or any of their respective Subsidiaries to, afford access to the business, properties, assets, books, or records of the Company or Parent or any of their respective Subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party that is seeking to make, or has made, any Takeover Proposal; (ii) (A) except where the Company Board or Parent Board, as applicable, makes a good faith determination, after consultation with outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties, amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries, or (B) approve any transaction under, or any third party becoming an "interested stockholder" under, Section 203 of the DGCL; or (iii) enter into an Acquisition Agreement. The Company, on the one hand, and Parent, on the other hand, shall and shall cause their respective Subsidiaries to cease immediately and cause to be terminated, and shall not authorize or knowingly permit any of its or their Representatives to continue, any and all existing activities, discussions, or negotiations, if any, with any third party conducted prior to the date of this Agreement with respect to any Takeover Proposal and shall use its reasonable best efforts to cause any such third party (or its agents or advisors) in possession of non-public information in respect of the Company or Parent and any of their respective Subsidiaries that was furnished by or on behalf the Company or Parent, as applicable, or their respective Subsidiaries to return or destroy (and confirm destruction of) all such information.

          (b)   Notwithstanding Section 5.04(a), prior to the receipt of the Requisite Company Vote, the Company Board, on the one hand, and prior to the receipt of the Requisite Parent Vote, the Parent Board, on the other hand, directly or indirectly through any Representative, may, subject to Section 5.04(c): (i)  participate in negotiations or discussions with any third party that has made (and not withdrawn) a bona fide, unsolicited Takeover Proposal in writing that the Company Board or Parent Board, as applicable, believes in good faith, after consultation with outside legal counsel and the Company Financial Advisor or Parent's financial advisor, as applicable, constitutes or would reasonably be expected to result in a Superior Proposal; (ii) thereafter furnish to such third party non-public information relating to such party or any of its respective Subsidiaries pursuant to an executed confidentiality agreement that constitutes an Acceptable Confidentiality Agreement (a copy of which shall be provided for informational purposes to the other party); (iii) following receipt of and on account of a Superior Proposal, make a Company Adverse Recommendation Change or Parent Adverse Recommendation Change, as applicable; or (iv) take any action that any court of competent jurisdiction orders such party to take (which order remains unstayed), but in each case referred to in the foregoing clauses (i) through (iv), only if the Company Board or Parent Board, as applicable, determines in good faith, after consultation with outside legal counsel, that the failure to take such action would reasonably be expected to cause it to be in breach of its fiduciary duties under applicable Law. Nothing contained herein shall prevent the Company Board or Parent Board, as applicable, from disclosing to its stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act with regard to a Takeover Proposal, if the party determines, after consultation with outside legal counsel, that failure to disclose such position would constitute a violation of applicable Law.

          (c)   The Company Board, on the one hand, and the Parent Board, on the other hand, shall not take any of the actions referred to in clauses (i) through (iv) of Section 5.04(b) unless such party shall have delivered to the other party a prior written notice advising the other party that it intends to take such action. The Company, on the one hand, and Parent, on the other hand, shall notify the other party promptly (but in no event later than twenty-four (24) hours) after it obtains Knowledge of the receipt by such party (or any of its Representatives) of any Takeover Proposal,

  any inquiry that would reasonably be expected to lead to a Takeover Proposal, any request for non-public information in contemplation of a Takeover Proposal relating to such party or any of its Subsidiaries. In such notice, such party shall identify the third party making, and details of the material terms and conditions of, any such Takeover Proposal, indication or request. Such party shall thereafter keep the other party fully informed, on a current basis (and, in any event, within twenty-four (24) hours), of the status and material terms of any such Takeover Proposal, indication or request, including any material amendments or proposed amendments as to price and other material terms thereof. Such party shall promptly provide the other party with copies of any non-public information concerning the disclosing party's or any of its Subsidiaries' business, present or future performance, financial condition, or results of operations, provided to any third party, and, to the extent such information has not been previously provided to such party.

          (d)   Except as expressly permitted by this Section 5.04, neither the Company Board shall effect a Company Adverse Recommendation Change, nor shall the Parent Board effect a Parent Adverse Recommendation Change; or, in either case, enter into (or permit any of its Subsidiaries to enter into) an Acquisition Agreement. Notwithstanding the foregoing, at any time prior to the receipt of: (i) the Requisite Company Vote, the Company Board may effect a Company Adverse Recommendation Change or enter into (or permit any Subsidiary to enter into) an Acquisition Agreement; and (ii) the Requisite Parent Vote, the Parent Board may effect a Parent Adverse Recommendation Change or enter into (or permit any Subsidiary to enter into) an Acquisition Agreement, if (A) such party promptly notifies the other party, in writing, at least four (4) Business Days (the "Superior Proposal Notice Period") before making a Company Adverse Recommendation Change or Parent Adverse Recommendation Change, as applicable, or entering into (or causing one of its Subsidiaries to enter into) an Acquisition Agreement, of its intention to take such action with respect to a Superior Proposal, which notice shall state expressly that such party has received a Takeover Proposal that such party's board of directors (or a committee thereof) intends to declare a Superior Proposal and that it intends to effect a Company Adverse Recommendation Change or Parent Adverse Recommendation Change, as applicable, and/or such party intends to enter into an Acquisition Agreement, (B) such party attaches to such notice the most current version of the proposed agreement (which version shall be updated on a prompt basis) and the identity of the third party making such Superior Proposal, (C) such party shall, and shall cause its Representatives to, during the Superior Proposal Notice Period, negotiate with the other party in good faith to make such adjustments in the terms and conditions of this Agreement so that such Takeover Proposal ceases to constitute a Superior Proposal, if the other party, in its discretion, proposes to make such adjustments (it being agreed that in the event that, after commencement of the Superior Proposal Notice Period, there is any material revision to the terms of a Superior Proposal, including, any revision in price, the Superior Proposal Notice Period shall be extended, if applicable, to ensure that at least two (2) Business Day remains in the Superior Proposal Notice Period subsequent to the time such party notifies the other party of any such material revision (it being understood that there may be multiple extensions)), and (D) such party's board of directors (or a committee thereof) determines in good faith, after consulting with outside legal counsel and its financial advisor, that such Takeover Proposal continues to constitute a Superior Proposal after taking into account any adjustments made by the other party during the Superior Proposal Notice Period in the terms and conditions of this Agreement.

          (e)   Notwithstanding anything to the contrary in the foregoing, in response to an Intervening Event that has occurred after the date of this Agreement: (i) but, in the case of the Company, prior to the receipt of the Requisite Company Vote, the Company Board may effect a Company Adverse Recommendation Change; and (ii) but, in the case of Parent, prior to the receipt of the Requisite Parent Vote, Parent may effect a Parent Adverse Recommendation Change; in each case, if (A) prior to effecting the Company Adverse Recommendation Change or Parent Adverse Recommendation Change, as applicable, such party promptly notifies the other party, in writing, at least four (4) Business Days (the "Intervening Event Notice Period") before taking such action of its intent to consider such action (which notice shall not, by itself, constitute a Company Adverse Recommendation Change or Parent Adverse Recommendation Change, as applicable), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) such party shall, and shall cause its Representatives to, during the Intervening Event Notice Period, negotiate with the other party in good faith to make such adjustments in the terms and conditions of this Agreement so that the underlying facts giving rise to, and the reasons for taking such action, ceases to constitute an Intervening Event, if the other party, in its discretion, proposes to make such adjustments (it being agreed that in the event that, after commencement of the Intervening Event Notice Period, there is any material development in an Intervening Event, the Intervening Event Notice Period shall be extended, if applicable, to ensure that at least four (4) Business Days remains in the Intervening Event Notice Period subsequent to the time such party notifies the other party of any such material development (it being understood that there may be multiple extensions)), and (C) such party's board of directors (or a committee thereof) determines in good faith, after consulting with outside legal counsel, that the failure to effect such Company Adverse Recommendation Change or Parent Adverse Recommendation Change, as applicable, after taking into account any adjustments made by the other party during the Intervening Event Notice Period, would continue to constitute a breach of its fiduciary duties under applicable Law. The parties acknowledge and hereby agree that (1) any Company Adverse Recommendation Change or Parent Adverse Recommendation Change effected (or proposed to be effected) in response to or in connection with any Takeover Proposal may be made solely and exclusively pursuant to Section 5.04(d) only, and may not be made pursuant to this Section 5.04(e), and (2) any Company Adverse Recommendation Change or Parent Adverse Recommendation Change, as applicable, may only be made pursuant to this Section 5.04 and no other provisions of this Agreement.

        Section 5.05.    Preparation of Joint Proxy Statement and Form S-4.

          (a)   In connection with the Company Stockholders Meeting and Parent Stockholders Meeting, as soon as reasonably practicable following the date of this Agreement, the Company and Parent shall prepare and file with the SEC the Joint Proxy Statement and Parent shall prepare and file with the SEC the Form S-4 (which shall include the Joint Proxy Statement as a prospectus). The Company and Parent shall each use its reasonable best efforts to: (i) cause the Form S-4 to be declared effective under the Securities Act as promptly as practicable after its filing; (ii) ensure that the Form S-4 complies in all material respects with the applicable provisions of the Securities Act and the Exchange Act; and (iii) keep the Form S-4 effective for so long as necessary to complete the Mergers. Parent shall notify the Company promptly of the time when the Form S-4 has become effective or any supplement or amendment to the Form S-4 has been filed, and of the issuance of any stop order or suspension of the qualification of the shares of Parent Common Stock issuable in connection with the Mergers for offering or sale in any jurisdiction. Each of Parent and the Company shall use its reasonable best efforts to: (A) cause the Joint Proxy Statement to be mailed to the Company Common Stockholders and holders of Parent Common Stock as promptly as practicable after the Form S-4 is declared effective under the Securities Act, and (B) ensure that the Joint Proxy Statement complies in all material respects with the applicable provisions of the Securities Act and Exchange Act. Parent shall also take any other action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under the Securities Act, the Exchange Act, any applicable foreign or state securities or "blue sky" Laws, and the rules and regulations thereunder in connection with the Holdco Stock Issuance in the Mergers, and the Company shall furnish to Parent all information concerning the Company as may be reasonably requested in connection with any such actions.

          (b)   Parent and the Company shall furnish to the other party all information concerning such Person and its Affiliates required by the Securities Act or the Exchange Act to be set forth in the Form S-4 or the Joint Proxy Statement. Each of Parent and the Company shall promptly correct any information provided by it for use in the Form S-4 or the Joint Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the party which discovers such information shall promptly notify the other party describing such false or misleading information. Each of Parent and the Company shall take all steps necessary to amend or supplement the Form S-4 or the Joint Proxy Statement, as applicable, and to cause the Form S-4 or Joint Proxy Statement, as so amended or supplemented, to be filed with the SEC and disseminated to the Company Common Stockholders or holders of Parent Common Stock, in each case as and to the extent required by applicable Law. The Company shall cooperate with Parent in good faith to update the historical financial information of the Company and its Subsidiaries to comply with Accounting Standards Codification 606 (Revenue from Contracts with Customers) and Accounting Standards Codification 842 (Leases), as necessary, for inclusion in the Form S-4 or any other SEC filings required to be made by Parent, and shall provide Parent with reasonable access to all books and records of the Company and its Subsidiaries reasonably necessary to make such updates.

          (c)   Parent and the Company shall promptly provide the other party and their counsel with any comments or other communications, whether written or oral, that Parent or the Company, or their counsel may receive from the SEC or its staff with respect to the Form S-4 or the Joint Proxy Statement promptly after the receipt of such comments. The parties shall supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Form S-4 or the Joint Proxy Statement. Prior to the filing of the Form S-4 or the Joint Proxy Statement with the SEC (including in each case any amendment or supplement thereto, except with respect to any amendments filed in connection with a Company Adverse Recommendation Change or Parent Adverse Recommendation Change or in connection with any disclosures made in compliance with Section 5.04) or the dissemination thereof to the Company Common Stockholders or holders of Parent Common Stock, or responding to any comments of the SEC with respect to the Form S-4 or Joint Proxy Statement, each of Parent and the Company shall provide the other party and their counsel a reasonable opportunity to review and comment on such Form S-4, Joint Proxy Statement, or response (including the proposed final version thereof), and each of Parent and the Company shall give reasonable and good faith consideration to any comments made by the other party or their counsel.

        Section 5.06.    Company Stockholders Meeting.     The Company shall take all action necessary in accordance with its Governing Documents and applicable Law to duly call, give notice of, convene, and hold the Company Stockholders Meeting as soon as reasonably practicable after the Form S-4 is declared effective, and, in connection therewith, the Company shall mail the Joint Proxy Statement to the Company Common Stockholders in advance of such meeting. Except to the extent that the Company Board shall have effected a Company Adverse Recommendation Change in accordance with Section 5.04 hereof, the Joint Proxy Statement shall include the Company Board Recommendation. Subject to Section 5.04 hereof, the Company shall use its reasonable best efforts to: (a) solicit from the Company Common Stockholders proxies in favor of the adoption of this Agreement and approval of the Merger; and (b) secure the vote or consent of the Company Common Stockholders required by NYSE, the DGCL or other applicable Law to obtain such approval. The Company shall keep Parent reasonably updated with respect to proxy solicitation results as reasonably requested by Parent. Once the Company Stockholders Meeting has been called and noticed, the Company shall not postpone or adjourn the Company Stockholders Meeting without the consent of Parent (other than: (i) in order to obtain a quorum of its stockholders present or represented by a proxy at the Company Stockholders Meeting; or (ii) as reasonably determined by the Company to comply with applicable Law). The

Company shall use its reasonable best efforts to cooperate with Parent to hold the Company Stockholders Meeting on the same day and at the same time as the Parent Stockholders Meeting as soon as reasonably practicable after the date of this Agreement, and to set the same record date for each such meeting. If the Company Board makes a Company Adverse Recommendation Change, it will not alter the obligation of the Company to submit the adoption of this Agreement to the Company Common Stockholders at the Company Stockholders Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with the terms set forth in Article VII prior to the Company Stockholders Meeting.

        Section 5.07.    Parent Stockholders Meeting; Approval by Sole Stockholder of Holdco; Approval by the Sole Stockholder of Rooster Merger Sub and Parent Merger Sub.

          (a)   Parent shall take all action necessary in accordance with its Governing Documents and applicable Law to duly call, give notice of, convene, and hold the Parent Stockholders Meeting as soon as reasonably practicable after the Form S-4 is declared effective, and, in connection therewith, Parent shall mail the Joint Proxy Statement to the holders of Parent Common Stock in advance of the Parent Stockholders Meeting. Except to the extent that the Parent Board shall have effected a Parent Adverse Recommendation Change in accordance with Section 5.04 hereof, the Joint Proxy Statement shall include the Parent Board Recommendation. Subject to Section 5.04 hereof, Parent shall use reasonable best efforts to: (i) solicit from the holders of Parent Common Stock proxies in favor of the approval of the Parent Merger, Holdco Stock Issuance and the Holdco Charter Amendment; and (ii) secure the vote or consent of the holders of Parent Common Stock required by Nasdaq, the DGCL or other applicable Law to obtain such approvals. Parent shall keep the Company reasonably updated with respect to proxy solicitation results as reasonably requested by the Company. Once the Parent Stockholders Meeting has been called and noticed, Parent shall not postpone or adjourn the Parent Stockholders Meeting without the consent of the Company (other than: (A) in order to obtain a quorum of its stockholders present or represented by a proxy at the Parent Stockholders Meeting; or (B) as reasonably determined by Parent to comply with applicable Law). Parent shall use its reasonable best efforts to cooperate with Company to hold the Parent Stockholders Meeting on the same day and at the same time as the Company Stockholders Meeting as soon as reasonably practicable after the date of this Agreement, and to set the same record date for each such meeting. If the Parent Board makes a Parent Adverse Recommendation Change, it will not alter the obligation of Parent to submit the adoption of this Agreement, approval of the Holdco Stock Issuance or approval of the Holdco Charter Amendment to the holders of Parent Common Stock at the Parent Stockholders Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance the terms set forth in Article VII prior to the Parent Stockholders Meeting.

          (b)   Immediately following the execution and delivery of this Agreement, Parent, as sole stockholder of Holdco, shall approve this Agreement and transactions contemplated hereby, including the Holdco Stock Issuance and the Holdco Charter Amendment, in accordance with the DGCL and, promptly thereafter, deliver to the Company a copy of the written consent or the minutes of the stockholders meeting of Holdco reflecting such adoption and approval

          (c)   Immediately following the execution and delivery of this Agreement, Holdco, as sole stockholder of each of Rooster Merger Sub and Parent Merger Sub, shall adopt this Agreement and approve the Mergers, in accordance with the DGCL and, promptly thereafter, deliver to the Company a copy of the written consent or the minutes of the stockholders meeting of Rooster Merger Sub and Parent Merger Sub reflecting such adoption and approval.

        Section 5.08.    Notices of Certain Events; Stockholder Litigation.

          (a)    Notices of Certain Events.    The Company shall notify Parent, and Parent shall notify the Company, promptly of: (i) any written notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement; (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; and (iii) any event, change, or effect between the date of this Agreement and the Effective Time which causes or is reasonably likely to cause the failure of the conditions set forth in Section 6.02(a), Section 6.02(b), or Section 6.02(c) of this Agreement (in the case of the Company) or Section 6.03(a), Section 6.03(b), or Section 6.03(c) of this Agreement (in the case of Parent), to be satisfied.

          (b)    Stockholder Litigation.    Each of the Company and Parent shall promptly advise the other party in writing after becoming aware of any Legal Action commenced, or to its Knowledge threatened, after the date of this Agreement against such party or any of its directors by any stockholder of such party (on their own behalf or on behalf of such party) relating to this Agreement or the transactions contemplated hereby (including the Mergers) and shall keep the other party reasonably informed regarding any such Legal Proceeding. The Company and Parent shall give the other party the opportunity to consult with such party regarding the defense or settlement of any such stockholder litigation and shall consider the other party's views with respect to such stockholder litigation and shall not settle any such stockholder litigation without the prior written consent of the other party (which consent shall not be unreasonably withheld, delayed, or conditioned).

          (c)    No Effect on Disclosure Letters.    In no event shall: (i) the delivery of any notice by a party pursuant to this Section 5.08 limit or otherwise affect the respective rights, obligations, representations, warranties, covenants, or agreements of the parties or the conditions to the obligations of the parties under this Agreement; (ii) disclosure by the Company be deemed to amend or supplement the Company Disclosure Letter or constitute an exception to the Company's representations or warranties; or (iii) disclosure by Parent be deemed to amend or supplement the Parent Disclosure Letter or constitute an exception to Parent's or Merger Sub's representations or warranties. This Section 5.08 shall not constitute a covenant or agreement for purposes of Section 6.02(b) or Section 6.03(b).

        Section 5.09.    Employees; Benefit Plans.

          (a)   During the period commencing at the Effective Time and ending on the date which is twelve (12) months from the Effective Time (or if earlier, the date of the employee's termination of employment with the Rooster Surviving Corporation, Parent or any of their respective Subsidiaries), and to the extent consistent with the terms of the governing plan documents, Parent shall cause the Rooster Surviving Corporation and each of its Subsidiaries, as applicable, to provide the employees of the Company and its Subsidiaries who remain employed immediately after the Effective Time (collectively, the "Company Continuing Employees") with annual base salary or hourly wage rate, annual target cash bonus opportunity amount (excluding equity-based compensation), and other employee benefits (excluding any equity and equity-based, change in control, retention, retiree welfare and defined benefit retirement benefits) that are, in the aggregate, substantially comparable to the annual base salary or hourly wage rate, annual target cash bonus opportunity amount (excluding equity-based compensation), and other employee benefits (excluding any equity and equity-based, change in control, retention, retiree welfare and defined benefit retirement benefits) provided by the Company and its Subsidiaries to such Company Continuing Employees on the date of this Agreement. This Section 5.09 shall not apply to any Company Continuing Employee who is covered by a collective bargaining or similar agreement.

          (b)   With respect to any "employee benefit plan" as defined in Section 3(3) of ERISA maintained by Parent or any of its Subsidiaries (but excluding any retiree welfare plans or programs maintained by Parent or any of its Subsidiaries, any defined benefit retirement plans or programs maintained by Parent or any of its Subsidiaries, and any equity or equity-based compensation arrangements maintained by Parent or any of its Subsidiaries) in which any Company Continuing Employees will be offered participation (collectively, "Parent Benefit Plans"), effective as of the Effective Time, and subject to the terms of the governing plan documents, Parent shall, or shall cause the Rooster Surviving Corporation to, credit all service of the Company Continuing Employees with the Company or any of its Subsidiaries, as the case may be as if such service were with Parent, for purposes of eligibility to participate (but not for purposes of vesting or benefit accrual, except for vacation, if applicable) for full or partial years of service in any such Parent Benefit Plan; provided, that such service shall not be credited to the extent that: (i) such crediting would result in a duplication of benefits; or (ii) such service was not credited under the corresponding Company Employee Plan.

          (c)   Effective no later than the day immediately preceding the Closing Date, the Company shall terminate any Company Employee Plans maintained by the Company or its Subsidiaries that Parent has requested to be terminated by providing a written notice to the Company at least thirty (30) days prior to the Closing Date. No later than the day immediately preceding the Closing Date, the Company shall provide Parent with evidence that such Company Employee Plans have been terminated.

          (d)   This Section 5.09 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 5.09, express or implied, shall confer upon any Company Employee, any Company Continuing Employee, any dependent or beneficiary, or any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 5.09. Nothing contained in this Section 5.09, express or implied: (i) shall be construed to establish, amend, or modify any employee benefit plan, program, agreement, or arrangement; (ii) shall alter or limit the ability of the Surviving Corporation, Parent, or any of their respective Affiliates to amend, modify, or terminate any benefit plan, program, agreement, or arrangement at any time assumed, established, sponsored, or maintained by any of them; or (iii) shall prevent the Rooster Surviving Corporation, Parent, or any of their respective Affiliates from terminating the employment of any Company Continuing Employee following the Effective Time. The parties hereto acknowledge and agree that the terms set forth in this Section 5.09 shall not create any right in any Company Employee, any Company Continuing Employee or any other Person to any continued employment or service with the Rooster Surviving Corporation, Parent, or any of their respective Affiliates or compensation or benefits of any nature or kind whatsoever, or otherwise alter any existing at-will employment relationship.

          (e)   With respect to the matters described in this Section 5.09, neither the Company nor any of its Subsidiaries shall send any written notices or make any communication to any Company Employee without the prior written consent of Parent.

        Section 5.10.    Directors' and Officers' Indemnification and Insurance.

          (a)   Parent, Holdco, Rooster Merger Sub and Parent Merger Sub agree that all rights to indemnification, advancement of expenses, and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time an officer or director of the Company or any of its Subsidiaries (each an "Indemnified Party") as provided in the Governing Documents of the Company, in each case as in effect on the date of this Agreement, or pursuant to any other Contracts in effect on the date of this Agreement and disclosed in Section 5.10 of the Company Disclosure Letter, including provisions relating to the advancement of expenses incurred in the defense of any Legal Action, shall be assumed by the Rooster Surviving Corporation in the Rooster Merger, without further action, at the Effective Time and shall survive the Rooster Mergers and shall remain in full force and effect in accordance with their terms. For a period of six (6) years from the Effective Time, the Rooster Surviving Corporation shall, and Holdco and the Parent Surviving Corporation shall cause the Rooster Surviving Corporation to, maintain in effect the exculpation, indemnification, and advancement of expenses equivalent to the provisions of the Governing Documents of the Company as in effect immediately prior to the Effective Time with respect to acts or omissions by any Indemnified Party occurring prior to the Effective Time, and shall not amend, repeal, or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Party; provided that all rights to indemnification in respect of any claim made for indemnification within such period shall continue until the disposition of such action or resolution of such claim. During such period, Holdco shall guarantee the obligations of the Rooster Surviving Corporation with respect to any and all amounts payable under this Section 5.10.

          (b)   The Rooster Surviving Corporation shall, and Holdco and the Parent Surviving Corporation shall each cause the Rooster Surviving Corporation to obtain as of the Effective Time "tail" officers' and directors' insurance policies, which by its terms shall survive the Mergers and shall provide each Indemnified Party with coverage for not less than six (6) years from the Effective Time with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the Indemnified Parties than the terms of the directors' and officers' liability insurance policy currently maintained by the Company, in each case with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by this Agreement); provided, however, that in no event will the Rooster Surviving Corporation be required to expend an annual premium for such coverage in excess of three hundred percent (300%) of the last annual premium paid by the Company or any of its Subsidiaries for such insurance prior to the date of this Agreement, which amount is set forth in Section 5.10(b) of the Company Disclosure Letter (the "Maximum Premium"). If such insurance coverage cannot be obtained at an annual premium equal to or less than the Maximum Premium, the Rooster Surviving Corporation will obtain, and Holdco and the Parent Surviving Corporation shall each cause the Rooster Surviving Corporation to obtain, the greatest coverage available for a cost not exceeding an annual premium equal to the Maximum Premium.

          (c)   The obligations of Parent, Holdco, Rooster Merger Sub, Parent Merger Sub, the Rooster Surviving Corporation and the Parent Surviving Corporation under this Section 5.10 shall survive the consummation of the Mergers and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.10 applies without the consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties to whom this Section 5.10 applies shall be third party beneficiaries of this Section 5.10, each of whom may enforce the provisions of this Section 5.10).

          (d)   In the event Holdco, Parent, the Rooster Surviving Corporation, or any of their respective successors or assigns: (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Holdco, Parent or the Rooster Surviving Corporation, as the case may be, shall assume all of the obligations set forth in this Section 5.10. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Party is entitled, whether pursuant to Law, Contract, or otherwise. Nothing in this Agreement is intended to, shall be construed to, or shall release, waive, or impair any rights to directors' and officers' insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors, and employees, it being understood and agreed that the indemnification provided for in this Section 5.10 is not prior to, or in substitution for, any such claims under any such policies.

        Section 5.11.    Reasonable Best Efforts.

          (a)   Upon the terms and subject to the conditions and limitations set forth in this Agreement (including those contained in this Section 5.11), each of the parties hereto shall, and shall cause its Subsidiaries to, use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper, or advisable to consummate and make effective, and to satisfy all conditions to, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including: (i) the obtaining of all necessary Permits, waivers, and actions or nonactions from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entities; (ii) the obtaining of all necessary consents or waivers from third parties; and (iii) the execution and delivery of any additional instruments necessary to consummate the Mergers and to fully carry out the purposes of this Agreement. The Company and Parent shall, subject to applicable Law, promptly: (A) cooperate and coordinate with the other in the taking of the actions contemplated by clauses (i), (ii), (iii) and (iv) immediately above; and (B) supply the other with any information that may be reasonably required in order to effectuate the taking of such actions. Each party hereto shall promptly inform the other party or parties hereto, as the case may be, of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement. If the Company, on the one hand, or Parent, Holdco, Rooster Merger Sub or Parent Merger Sub, on the other hand, receives a request for additional information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement, then it shall make, or cause to be made, as soon as reasonably practicable and after consultation with the other party (including considering the other party's comments in good faith), an appropriate response in compliance with such request, and, if permitted by applicable Law, provide the other party's counsel with advance notice and the opportunity to attend and participate in any meeting with any Governmental Entity in respect of any filing made thereto in connection with the transactions contemplated by this Agreement. Notwithstanding the foregoing, each party has the right to redact or otherwise exclude the other party from receiving any confidential competitively sensitive information required to be shared under this Section 5.11; provided that such other party's external counsel shall be entitled to receive such confidential competitively sensitive information on an external counsel basis only. Neither Parent nor the Company shall commit to or agree (or permit any of their respective Subsidiaries to commit to or agree) with any Governmental Entity to stay, toll, or extend any applicable waiting period under the HSR Act or other applicable Antitrust Laws, without the prior written consent of the other (such consent not to be unreasonably withheld, conditioned, or delayed).

          (b)   Without limiting the generality of the undertakings pursuant to Section 5.11(a) hereof, the parties hereto shall: (i) provide or cause to be provided as promptly as reasonably practicable to Governmental Entities with jurisdiction over the Antitrust Laws information and documents requested by any such Governmental Entity as necessary, proper, or advisable to permit consummation of the transactions contemplated by this Agreement, including preparing and filing any notification and report form and related material required under the HSR Act and any additional consents and filings under any other Antitrust Laws as promptly as practicable following the date of this Agreement (provided, that in the case of the filing under the HSR Act, such filing shall be made within ten (10) Business Days of the date of this Agreement) and thereafter to respond as promptly as practicable to any request for additional information or documentary material that may be made under the HSR Act or any other applicable Antitrust Laws; and (ii) subject to the terms set forth in Section 5.11(b) hereof, take such actions as are necessary or advisable to obtain prompt approval of the consummation of the transactions contemplated by this Agreement by any Governmental Entity or expiration of applicable waiting periods.

          (c)   In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Mergers, the Holdco Stock Issuance, the Holdco Charter Amendment or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, or any other temporary or permanent injunction which could delay or prevent the Closing, the parties shall use their reasonable best efforts to resist, at their respective cost and expense, any such action or proceeding and to have vacated, lifted, reversed, or overturned any Order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, delays or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, Parent shall have the sole right to devise and implement the strategy for obtaining any necessary clearance or approval, for responding to any request, inquiry, or investigation, for defending any lawsuit challenging the Mergers, the Holdco Stock Issuance, the Holdco Charter Amendment or any other transaction contemplated by this Agreement, and for leading all meetings and communications with any Governmental Entity that has authority to enforce the Antitrust Laws; provided, however, that Parent shall consult with the Company and consider in good faith views expressed by the Company and its Representatives concerning the foregoing.

          (d)   Without limiting the generality of Parent's undertakings pursuant to this Section 5.11, but subject to Section 5.11(e), Parent agrees to use its reasonable best efforts including by taking any and all steps necessary to avoid or eliminate each and every impediment under any Antitrust Law that may be asserted by any Governmental Entity or any other Person so as to enable the parties to consummate the transactions contemplated by this Agreement as promptly as possible, including proposing, negotiating, committing to and effecting, by consent decree, order, hold separate orders, or otherwise the sale, divestiture or disposition of any of its assets, properties or businesses or of the assets, properties or businesses to be acquired by it pursuant to this Agreement as are required to be divested in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other Order in any suit or proceeding, which would otherwise have the effect of materially delaying or preventing the consummation of the transactions contemplated by this Agreement. In addition, Parent shall use its reasonable best efforts including by defending through Legal Action on the merits any claim asserted in any Governmental Entity by any party in order to avoid entry of, or to have vacated or terminated, any Order (whether temporary, preliminary or permanent) that would prevent the consummation of the Closing.

          (e)   Notwithstanding anything to the contrary contained in this Agreement, including Section 5.11(d), nothing in this Agreement shall require Parent to take any action that will require, or be deemed to require, Parent or the Company to take any action that would reasonably be expected to have or result in a "Material Adverse Impact," including but not limited to any Material Adverse Impact that would result from (i) disposing or transferring any asset, including those of Parent or the Company; (ii) licensing or otherwise making available to any Person, any technology or other Intellectual Property of Parent or the Company; (iii) holding separate any assets or operations (either before or after the Closing Date) of Parent or the Company; or (iv) changing or modifying any course of conduct or otherwise making any commitment (to any Governmental Entity or otherwise) regarding future operations of Parent or the Company's business to obtain any approval or clearance from any Governmental Entity or to prevent the initiation of any Legal Action by any Governmental Entity under any Antitrust Law or to prevent the entry of any decree, judgment, injunction (preliminary or permanent), or any order that would otherwise make the Agreement, Merger, or any contingent agreements unlawful. "Material Adverse Impact" means any material reduction in the value (including any reasonably anticipated economic benefit to be received by Holdco and its Subsidiaries, taken as a whole), measured either individually or in the aggregate of Parent, the Company and the combined business, expected from the Mergers.

        Section 5.12.    Public Announcements.     The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a release mutually agreed to by the Company and Parent. Thereafter, each of the Company, Parent, Holdco, Rooster Merger Sub and Parent Merger Sub agrees that no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the Company and Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), except as may be required by applicable Law or the rules or regulations of any applicable United States securities exchange or other Governmental Entity to which the relevant party is subject or submits, in which case the party required to make the release or announcement shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, the restrictions set forth in this Section 5.12 shall not apply to any release or announcement made or proposed to be made in connection with and related to: (a) a Company Adverse Recommendation Change, (b) a Parent Adverse Recommendation Change; or (c) any disclosures made in compliance with Section 5.04.

        Section 5.13.    Anti-Takeover Statutes.     If any "control share acquisition," "fair price," "moratorium," or other anti-takeover Law becomes or is deemed to be applicable to Parent, Holdco, the Rooster Merger Sub, Parent Merger Sub, the Company, the Mergers, or any other transaction contemplated by this Agreement, then each of the Company and the Company Board on the one hand, and each of Parent, Holdco, the Parent Board and the Holdco Board on the other hand, shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Law inapplicable to the foregoing.

        Section 5.14.    Section 16 Matters.     Prior to the Effective Time, the Company, Parent, Holdco, Rooster Merger Sub and Parent Merger Sub shall each take all such steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act:

          (a)   any dispositions of shares of Company Capital Stock (including derivative securities with respect to such shares) and Parent Common Stock (including derivative securities with respect to such shares) that are treated as dispositions under such rule and result from the transactions contemplated by this Agreement by each director (including any Person that may be deemed a director by deputization) or officer of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or Parent, as applicable, immediately prior to the Effective Time; and

          (b)   any acquisitions of Holdco Common Stock (including derivative securities with respect to such shares) that are treated as acquisitions under such rule and result from the transactions contemplated by this Agreement by each Person who may become or is reasonably expected to become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Holdco immediately after the Effective Time.

        Section 5.15.    Stock Exchange Matters.

          (a)   Holdco, Parent and the Company shall use their reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary to cause the shares of Holdco Common Stock to be issued in connection with the Mergers (including shares of Holdco Common Stock to be reserved for issuance upon exercise of Holdco Stock Options or Warrants to be issued pursuant to Section 2.03(a) and Section 2.04, respectively) to be listed on Nasdaq (or such other stock exchange as may be mutually agreed upon by the Company and Parent), subject to official notice of issuance, prior to the Effective Time.

          (b)   To the extent requested by Parent, prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions,

  and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and the rules and policies of the NYSE to enable the delisting by the Rooster Surviving Corporation of the shares of Company Common Stock from the NYSE, the delisting by the Rooster Surviving Corporation of the Warrants from the NYSE and the deregistration of the shares of Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Effective Time.

        Section 5.16.    Certain Tax Matters.     The parties to this Agreement shall cooperate and use their respective reasonable best efforts to obtain the Parent Tax Opinion, the Company Tax Opinion and any Tax opinions required to be filed with the SEC in connection with the filing of the Form S-4 or any other filings with the SEC, including (a) delivering to the applicable counsel representation letters necessary or appropriate to enable applicable counsel to issue a Tax opinion in connection with any filings with the SEC, dated and executed as of the date the Form S-4 shall have been declared effective by the SEC or such other date(s) as determined necessary by counsel in connection with any such filings or exhibits, and (b) delivering to the applicable counsel representation letters containing representations necessary or appropriate to enable applicable counsel to issue a Parent Tax Opinion and the Company Tax Opinion, dated and executed as of the dates of the Parent Tax Opinion and the Company Tax Opinion.

        Section 5.17.    Financing Matters.

          (a)   Parent will use its reasonable best efforts to arrange and obtain the Debt Financing, if necessary, at or prior to the Closing on the terms and conditions described in the Debt Commitment Letter, and, without the Company's prior written consent, will not permit any amendment or modification to be made to, or any waiver of any provision or remedy under, the Debt Commitment Letter if such amendment, modification or waiver would (i) reduce the aggregate amount of the Debt Financing as provided in the Debt Commitment Letter below the Required Amount, or (ii) impose new or additional conditions, or otherwise amend, modify or expand any conditions, in each case, to the receipt by Parent at or prior to the closing of the Debt Financing; provided, however, that Parent, Holdco, Rooster Merger Sub and Parent Merger Sub may (x) amend the Debt Commitment Letter to add creditworthy lenders, lead arrangers, bookrunners, syndication agents or similar entities who had not executed the Debt Commitment Letter as of the date of this Agreement if the addition of such parties, individually or in the aggregate, would not reasonably be expected to delay or prevent the consummation of the Debt Financing or the Closing or (y) otherwise amend or replace the Debt Commitment Letter so long as (A) such amendment does not impose terms or conditions that would reasonably be expected to delay or prevent the Closing, (B) the terms do not reduce the aggregate amount of the Debt Financing as provided in the Debt Commitment Letter below the Required Amount and (C) with respect to replacements, the replacement debt commitments otherwise satisfy the terms and conditions of Alternative Financing set forth below. In the event of such amendment or replacement of the Debt Commitment Letter as permitted by the proviso to the immediately preceding sentence, the financing under such amended or replaced Debt Commitment Letter will be deemed to be "Debt Financing" as such term is used in this Agreement. Parent shall promptly notify the Company if, at any time prior to the Closing Date, (i) the Debt Commitment Letter shall expire or be terminated for any reason, (ii) any Financing Source that is a party to the Debt Commitment Letter notifies Parent that such source no longer intends to provide financing to Parent or that Parent is in breach thereof or (iii) for any reason Parent no longer believes in good faith that it will be able to obtain an aggregate amount of the Debt Financing as provided in the Debt Commitment Letter of at least the Required Amount. Parent will use its reasonable best efforts to (i) maintain in effect the Debt Commitment Letter (including any definitive agreements entered into in connection therewith), (ii) satisfy when required by the Debt Commitment Letter as in effect on the date of this Agreement all conditions in the Debt Commitment Letter applicable to Parent, Holdco, Rooster Merger Sub and Parent Merger Sub to obtaining the Debt Financing at or prior to the Closing, (iii) negotiate and enter into definitive agreements with respect to the Debt Commitment Letter on terms and conditions consistent in all material respects with the Debt Commitment Letter (as such terms and conditions may be modified or adjusted in accordance with the terms hereof and thereof and within the limits of the "market flex" provisions set forth in the Fee Letters) at or prior to the Closing (such definitive agreements, together with the Debt Commitment Letter, the "Financing Agreements"), (iv) upon satisfaction of the conditions contained in the Debt Commitment Letter, consummate the Debt Financing at or prior to the Closing and (v) in the event of a failure to fund by Financing Sources in accordance with the Debt Commitment Letter that prevents, impedes or delays Closing, enforce its rights under the Debt Commitment Letter with respect thereto. Upon the reasonable request of the Company, Parent will keep the Company reasonably informed on a reasonably timely basis of any material developments in the status of Parent's and Merger Sub's efforts to arrange the Debt Financing.

          (b)   If the Debt Commitment Letter shall expire or terminate for any reason, or if any portion of the amount of the Debt Financing necessary to fund the Required Amount becomes reasonably likely to be unavailable on the Closing Date, (i) Parent will promptly notify the Company and (ii) Parent will use its reasonable best efforts to arrange and obtain, as promptly as practicable following the occurrence of such event, a new debt financing commitment that provides for a debt financing, the net cash proceeds of which, when added to the portion of the Debt Financing that is available, cash and cash equivalents and equity issuances (prior to the Closing Date) of Parent, Holdco, Rooster Merger Sub, Parent Merger Sub and their respective Subsidiaries, will be sufficient to fund the Required Amount, in each case, with conditions not materially less favorable, taken as a whole, to Parent, Merger Sub and the Company than the conditions set forth in the Debt Commitment Letter as in effect on the date of this Agreement, which new commitment shall include a termination date not earlier than the Outside Date ("Alternative Financing"). In such event, (i) the term "Debt Financing" as used in this Agreement will be deemed to include the Alternative Financing, (ii) the term "Debt Commitment Letter" will be deemed to include any commitment letters, together with all annexes, exhibits, schedules and attachments thereto, and all term sheets and fee letters related thereto, in each case, with respect to the Alternative Financing, and (iii) the term "Financing Agreements" will be deemed to include any definitive agreement with respect to the Alternative Financing.

          (c)   The Company shall, and shall cause its Subsidiaries to, and shall use reasonable best efforts to cause its and their Representatives to, provide all cooperation reasonably requested by Parent in connection with the arrangement, marketing, preparation and closing of such financing arrangements of Parent and its Subsidiaries (including the Debt Financing and assumptions, guarantees, amendments, supplements, modifications, refinancings, replacements, repayments, terminations or prepayments of existing financing arrangements) as is necessary or desirable for Parent to consummate the Mergers and to consummate the other transactions contemplated hereby. Such cooperation shall include, to the extent so requested, (i) causing senior management of the Company to participate with senior management of Parent in a reasonable number of customary meetings, presentations (including rating agency presentations) and due diligence telephone conferences with prospective financing sources and rating agencies in connection with the Debt Financing, and causing its independent auditors to cooperate with Parent in connection with the Debt Financing; (ii) providing reasonable and timely assistance with the preparation of materials for presentations, offering memoranda, bank memoranda, confidential information memoranda, prospectuses and similar documents required in connection with such rating agency presentations and financing arrangements, and (iii) to the extent requested in writing at least nine (9) Business Days prior to the Closing, delivering at least four (4) Business Days (or such shorter period as may be agreed to) prior to the Closing all documentation and other information with respect to the Company and its Subsidiaries that are required by regulatory authorities under applicable "know-your-customer" rules and regulations, including the USA PATRIOT Act, as is required by numbered paragraph 9 of Annex B to the Debt Commitment Letter and a beneficial ownership certificate, (iv) furnishing Parent promptly with such financial and other pertinent information regarding the Company and its Subsidiaries as may be reasonably requested by Parent in connection with the preparation of materials for the Debt Financing (including, for the avoidance of doubt, the financial statements required by numbered paragraph 8(b) of Annex B to the Debt Commitment Letter and customary business and historical financial information to assist Parent in its preparation of the pro forma financial statements necessary to arrange the Debt Financing (including, as applicable, to comply with Accounting Standards Codification 606 (Revenue from Contracts with Customers) and Accounting Standards Codification 842 (Leases)) and customary authorization and representation letters, and (v) assistance with the negotiation, execution and delivery of definitive financing documents in respect of the Debt Financing, including credit agreements, guarantee and collateral documents, customary closing certificates, perfection certificates, a customary solvency certificate (in the form of the solvency certificate attached as Schedule I to Annex B of the Debt Commitment Letter) and any schedules thereto as may be required by the financing sources or as may be necessary to facilitate the creation, perfection or enforcement of liens securing the Debt Financing to the extent required, (vi) taking corporate actions, subject to the occurrence of the Closing, reasonably requested by Parent to permit the consummation of the Debt Financing, and (vii) promptly after obtaining Knowledge thereof, supplementing the written information provided pursuant to this Section 5.17 to the extent that any such information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made. Notwithstanding the foregoing, the Company and its Subsidiaries and their respective Representatives shall not be required to enter into any Contract, letter, certificate, document, agreement or other instrument (other than customary authorization and representation letters) that will be effective prior to the Effective Time and nothing in this Section 5.17 shall require (w) such cooperation to the extent it would disrupt or unreasonably interfere with the business or operations of the Company or any of its Subsidiaries or cause any condition to the Closing set forth in Article VI to not be satisfied or otherwise cause any breach of, or require any waiver or amendment of, this Agreement or require any of them to take any actions that would reasonably be expected to violate, in the opinion of the Company, after consultation with its outside counsel, applicable Law (x) the Company Board or the board of directors or similar governing body of any Subsidiary of the Company (or any committee of any such governing body) to adopt resolutions, approve any Contract, letter, certificate, document, agreement or other instrument (other than customary authorization and representation letters to the extent necessary) or otherwise take any action that would be effective prior to the Closing, or (y) the Company or any of its Subsidiaries, or any Representative thereof, to pay any fee or other amount, or to incur any Liability (including due to any act or omission by the Company or any of its Subsidiaries or any of their respective Representatives) prior to the Closing, for which it has not received prior reimbursement or is not otherwise indemnified by or on behalf of Parent. It is understood and agreed that a failure to consummate the Debt Financing shall not, in and of itself, constitute a failure by the Company to satisfy its obligations under this Section 5.17. Parent acknowledges and agrees that any access or information contemplated to be provided by the Company or any of its Subsidiaries pursuant to this Section 5.17 shall, to the extent such information constitutes material non-public information of the Company, only be provided to other Persons (including any actual or potential lender, investor, arranger, bookrunner, administrative agent, collateral agent or Person otherwise involved in the provision or the arrangements of the Debt Financing), if such other Person affirmatively agrees to maintain the confidentiality of such information pursuant to a customary confidentiality agreement and to comply with all federal and state securities Laws applicable to such information (it being understood that the acknowledgment and acceptance by any actual or potential lender, investor, arranger, bookrunner, administrative agent, collateral agent or Person otherwise involved in the provision or the arrangements of the Debt Financing that such information is being disseminated on a confidential material, non-public information basis, in accordance with the standard syndication processes of the Financing Sources or customary market standards for dissemination of such type of information, shall be deemed to satisfy the requirements of this sentence).

          (d)   If requested by Parent, but subject to the limitations set forth in Section 5.17(c), the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to, to cooperate with Parent in arranging for, at the Closing, an amendment or amendments to any of the Company Credit Facility or pursuing any approach reasonably chosen by Parent for the assumption, defeasance, satisfaction and discharge, constructive satisfaction and discharge, refinancing, repayment, repurchase, redemption, termination, amendment, guarantee, purchase, unwinding or other treatment of, the Company Credit Facility and the indebtedness incurred pursuant thereto (any such transaction, a "Debt Transaction"). Subject to the limitations set forth Section 5.17(c), the Company shall use reasonable best efforts to, and shall cause its Subsidiaries to use reasonable best efforts to, cause its and their respective Representatives to provide cooperation and assistance reasonably requested by Parent in connection with the Debt Transactions; provided, that the effectiveness of any documents in connection with such Debt Transaction or, in the case of a notice of prepayment or redemption, such prepayment or redemption, shall be expressly conditioned on the Closing. It is understood and agreed that a failure to effectuate any Debt Transaction shall not constitute a failure by the Company to satisfy its obligations under this Section 5.17.

          (e)   The Company shall, and shall cause its Subsidiaries to, after (and not prior to) the receipt of a written request from Parent to do so in furtherance of the Debt Financing, deliver all notices and take all other actions to facilitate the termination at the Effective Time of all commitments in respect of each of the Company Credit Facility and any other indebtedness of the Company or its Subsidiaries for borrowed money and other indebtedness for which delivery of a payoff letter would be customary to be paid off, discharged and terminated on the Closing Date as specifically requested by Parent in writing, and the release on the Closing Date of any Liens securing such indebtedness and guarantees in connection therewith. In furtherance and not in limitation of the foregoing, if requested by Parent in furtherance of the Debt Financing, the Company and its Subsidiaries shall use reasonable best efforts to deliver to Parent (i) at least five (5) days prior to the Closing Date (or such short period as agreed by Parent), a draft payoff letter with respect to each of the Company Credit Facility and (to the extent requested by the Parent to the Company in writing) any other indebtedness (including mortgages) of the Company or its Subsidiaries to be paid off, discharged and terminated on the Closing Date and (ii) on or at least one Business Day Closing Date, an executed payoff letter with respect to each of the Company Credit Facility and such other indebtedness (including mortgages) of the Company or its Subsidiaries to be paid off, discharged and terminated on the Closing Date, in each case in form and substance customary for transactions of this type, from the Persons (or the applicable agent on behalf of the Persons) to whom such indebtedness is owed.

          (f)    Parent shall indemnify, defend and hold harmless the Company, its Subsidiaries and its and their respective Representatives from and against any and all Liability, losses, damages, Legal Action, fees and expenses (including fees and expenses of outside legal counsel, accountants, investment bankers, experts, consultants and other advisors, and the costs of all filing fees and printing costs) actually suffered or incurred by them in connection with any action taken in accordance with this Section 5.17 and any information utilized in connection therewith (other than information related to the Company and its Subsidiaries provided in writing by the Company or its Subsidiaries in connection with this Section 5.17), in any case, except to the extent suffered or incurred as a result of the gross negligence, willful misconduct or fraud by or of the Company or its Subsidiaries or their respective Representatives. In addition, Parent shall, promptly upon written request by the Company, reimburse the Company for all reasonable, documented out-of-pocket Expenses (including the reasonable, documented out-of-pocket fees and expenses of outside legal counsel, accountants, investment bankers, experts, consultants and other advisors, and the costs of all filing fees and printing costs) incurred by the Company or its Subsidiaries in connection with the performance of the Company's obligations under this Section 5.17.

          (g)   Parent, Holdco, Rooster Merger Sub and Parent Merger Sub acknowledge and agree that the obtaining of the Debt Financing is not a condition to the Closing. For the avoidance of doubt, if the Debt Financing has not been obtained, Parent, Holdco, Rooster Merger Sub and Parent Merger Sub shall continue to be obligated, subject to the fulfillment or waiver of the conditions set forth in Article VI, to consummate the Mergers, the Holdco Common Stock Issuance and the other transactions contemplated hereby.

        Section 5.18.    Obligations of Holdco, Rooster Merger Sub and Parent Merger Sub.     Parent shall take all action necessary to cause each of Holdco, Rooster Merger Sub and Parent Merger Sub to perform its obligations under this Agreement and to consummate the Mergers on the terms and conditions set forth in this Agreement.

        Section 5.19.    Further Assurances.

          (a)   At and after the Effective Time, the officers and directors of the Rooster Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Rooster Merger Sub, any deeds, bills of sale, assignments, or assurances and to take and do, in the name and on behalf of the Company or Rooster Merger Sub, any other actions and things to vest, perfect, or confirm of record or otherwise in the Rooster Surviving Corporation any and all right, title, and interest in, to and under any of the rights, properties, or assets of the Company acquired or to be acquired by the Rooster Surviving Corporation as a result of, or in connection with, the Rooster Merger.

          (b)   At and after the Effective Time, the officers and directors of the Parent Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of Parent or Parent Merger Sub, any deeds, bills of sale, assignments, or assurances and to take and do, in the name and on behalf of Parent or Parent Merger Sub, any other actions and things to vest, perfect, or confirm of record or otherwise in the Parent Surviving Corporation any and all right, title, and interest in, to and under any of the rights, properties, or assets of Parent acquired or to be acquired by the Parent Surviving Corporation as a result of, or in connection with, the Parent Merger.

ARTICLE VI

CONDITIONS

        Section 6.01.    Conditions to Each Party's Obligation to Effect the Merger.     The respective obligations of each party to this Agreement to effect the Mergers is subject to the satisfaction or waiver (where permissible pursuant to applicable Law) on or prior to the Closing Date of each of the following conditions:

          (a)    Company Stockholder Approval.    The Requisite Company Vote has been obtained.

          (b)    Parent Stockholder Approval.    The Requisite Parent Vote has been obtained.

          (c)    Listing.    The shares of Holdco Common Stock issuable as Merger Consideration and Parent Merger Consideration pursuant to this Agreement shall have been approved for listing on the Nasdaq, subject to official notice of issuance.

          (d)    Form S-4.    The Form S-4 shall have become effective under the Securities Act and shall not be the subject of any stop order suspending the effectiveness of the Form S-4.

          (e)    HSR Act.    The waiting period applicable to the consummation of the Mergers under the HSR Act (or any extension thereof) shall have expired or been terminated.

          (f)    No Injunctions, Restraints, or Illegality.    No Governmental Entity having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced, or entered any Laws, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the Mergers, the Holdco Stock Issuance, or the other transactions contemplated by this Agreement.

        Section 6.02.    Conditions to Obligations of Parent, Holdco, Rooster Merger Sub and Parent Merger Sub.     The obligations of Parent, Holdco, Rooster Merger Sub and Parent Merger Sub to effect the Mergers are also subject to the satisfaction or waiver (where permissible pursuant to applicable Law) by Parent, Holdco, Rooster Merger Sub and Parent Merger Sub on or prior to the Closing Date of the following conditions:

          (a)    Representations and Warranties.    (i) The representations and warranties of the Company (other than in Section 3.01(a) [Organization; Standing and Power], Section 3.02 (other than Section 3.02(b)(ii)) [Capital Structure], Section 3.03(a) [Authority], Section 3.03(b)(i) [Non-Contravention], Section 3.03(d) [Board Approval], Section 3.03(e) [Anti-Takeover Statutes], Section 3.05(a)(ii) [Absence of Certain Changes or Events], Section 3.10 [Brokers' and Finders' Fees]) set forth in Article III of this Agreement shall be true and correct in all respects (without giving effect to any limitation indicated by the words "Company Material Adverse Effect," "in all material respects," "in any material respect," "material," or "materially") when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; (ii) the representations and warranties of the Company contained in Section 3.02 (other than Section 3.02(b)(ii)) [Capital Structure] shall be true and correct (other than de minimis inaccuracies) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all material respects as of that date); and (iii) the representations and warranties contained in Section 3.01(a) [Organization; Standing and Power], Section 3.03(a) [Authority], Section 3.03(b)(i) [Non-Contravention], Section 3.03(d) [Board Approval], Section 3.03(e) [Anti-Takeover Statutes], Section 3.05(a)(ii) [Absence of Certain Changes or Events], and Section 3.10 [Brokers' and Finders' Fees] shall be true and correct in all respects when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date).

          (b)    Performance of Covenants.    The Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, in this Agreement required to be performed by or complied with by it at or prior to the Closing.

          (c)    Company Material Adverse Effect.    Since the date of this Agreement through the Effective Time, there shall not have been any Company Material Adverse Effect that is continuing.

          (d)    Officer's Certificate.    Parent shall have received a certificate, signed by an officer of the Company, certifying as to the matters set forth in Section 6.02(a), Section 6.02(b), and Section 6.02(c) hereof.

          (e)    Parent Tax Opinion.    Parent shall have received a written opinion from Dechert LLP, or if Dechert LLP is unable or unwilling to deliver such opinion, from Jones Day, in form and substance reasonably acceptable to Parent to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Parent Merger and the Rooster Merger each will qualify as either (i) a "reorganization" within the meaning of Section 368(a) of the Code or (ii) taken together, an exchange described in Section 351 of the Code (the "Parent Tax Opinion"), which opinion shall not have been withdrawn or modified in any material respect and shall be provided to Parent. In rendering such opinion, Dechert LLP or Jones Day, as applicable, may rely on the representation letters delivered pursuant to Section 5.16 and such other information as it considers relevant. Such opinion shall be in a form customary for transactions of this nature and shall be subject to customary assumptions, qualifications and representations.

        Section 6.03.    Conditions to Obligation of the Company.     The obligation of the Company to effect the Mergers is also subject to the satisfaction or waiver by the Company on or prior to the Effective Time of the following conditions:

          (a)    Representations and Warranties.    (i) The representations and warranties of Parent, Holdco, Rooster Merger Sub and Parent Merger Sub (other than in Section 4.01(a) [Organization; Standing and Power], Section 4.02 [Capital Structure], Section 4.03(a) [Authority], Section 4.03(b)(i) [Non-contravention], Section 4.03(d) [Board Approval], Section 4.03(e) [Anti-Takeover Statutes], Section 4.05(a)(ii) [Absence of Certain Changes or Events], Section 4.09 [Brokers' and Finders' Fees], and Section 4.18 [Ownership of Company Capital Stock]) set forth in Article IV of this Agreement shall be true and correct in all respects (without giving effect to any limitation indicated by the words "Parent Material Adverse Effect," "in all material respects," "in any material respect," "material," or "materially") when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; (ii) the representations and warranties of Parent, Holdco, Rooster Merger Sub and Parent Merger Sub contained in Section 4.02 [Capital Structure] shall be true and correct (other than de minimis inaccuracies) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all material respects as of that date); and (iii) the representations and warranties contained in Section 4.01(a) [Organization; Standing and Power], Section 4.03(a) [Authority], Section 4.03(b)(i) [Non-contravention], Section 4.03(d) [Board Approval], Section 4.03(e) [Anti-Takeover Statutes], Section 4.05(a)(ii) [Absence of Certain Changes or Events], Section 4.09 [Brokers' and Finders' Fees], and Section 4.18 [Ownership of Company Capital Stock] shall be true and correct in all respects when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date).

          (b)    Performance of Covenants.    Parent, Holdco, Rooster Merger Sub and Parent Merger Sub shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, of this Agreement required to be performed by or complied with by them at or prior to the Closing.

          (c)    Parent Material Adverse Effect.    Since the date of this Agreement through the Effective Time, there shall not have been any Parent Material Adverse Effect that is continuing.

          (d)    Officer's Certificate.    The Company shall have received a certificate, signed by an officer of Parent, certifying as to the matters set forth in Section 6.03(a), Section 6.03(b), and Section 6.03(c).

          (e)    Company Tax Opinion.    The Company shall have received a written opinion from Jones Day, or if Jones Day is unable or unwilling to deliver such opinion, from Dechert LLP, in form and substance reasonably acceptable to Parent to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Rooster Merger will qualify as either (i) a "reorganization" within the meaning of Section 368(a) of the Code or (ii) taken together with the Parent Merger, an exchange described in Section 351 of the Code (the "Company Tax Opinion"), which opinion shall not have been withdrawn or modified in any material respect and shall be provided to the Company. In rendering such opinion, Jones Day or Dechert LLP, as applicable, may rely on the representation letters delivered pursuant to Section 5.16 and such other information as it considers relevant. Such opinion shall be in a form customary for transactions of this nature and shall be subject to customary assumptions, qualifications and representations.

ARTICLE VII

TERMINATION, AMENDMENT, AND WAIVER

        Section 7.01.    Termination by Mutual Consent.     This Agreement may be terminated at any time prior to the Effective Time (whether before or after the receipt of the Requisite Company Vote or the Requisite Parent Vote) by the mutual written consent of Parent and the Company by action of the Parent Board and the Company Board, respectively.

        Section 7.02.    Termination by Either Parent or the Company.     This Agreement may be terminated by either Parent or the Company by action of the Parent Board or the Company Board, respectively, at any time prior to the Effective Time (whether before or after the receipt of the Requisite Company Vote or the Requisite Parent Vote):

          (a)   if the Mergers have not been consummated on or before December 23, 2019 (the "Outside Date"); provided, however, that the right to terminate this Agreement pursuant to this Section 7.02(a) shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been the cause of, or resulted in, the failure of the Mergers to be consummated on or before the Outside Date; and provided, further, however, that, in the event that a request for additional information has been made by any Governmental Entity, or in the event that the Form S-4 shall have not yet been declared effective by the date which is 60 days prior to the Outside Date, then either the Company or Parent shall be entitled to extend the Outside Date for up to an additional 120 days by written notice to the other party;

          (b)   if any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Law or Order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Mergers, the Holdco Stock Issuance, or the other transactions contemplated by this Agreement, and such Law or Order shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 7.02(b) shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been the cause of, or resulted in, the issuance, promulgation, enforcement, or entry of any such Law or Order;

          (c)   if this Agreement has been submitted to the Company Common Stockholders for adoption at a duly convened Company Stockholders Meeting and the Requisite Company Vote

  shall not have been obtained at such meeting (unless such Company Stockholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof); or

          (d)   if this Agreement and the applicable transactions contemplated hereby have been submitted to the stockholders of Parent for adoption and approval at a duly convened Parent Stockholders Meeting and the Requisite Parent Vote shall not have been obtained at such meeting (unless such Parent Stockholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof).

        Section 7.03.    Termination by Parent.     This Agreement may be terminated by Parent by action of the Parent Board at any time prior to the Effective Time (whether before or, in the case of part (c) below, after the receipt of the Requisite Company Vote or the Requisite Parent Vote):

          (a)   if prior to the receipt of the Requisite Parent Vote at the Parent Stockholders Meeting, the Parent Board authorizes Parent, in full compliance with the terms of this Agreement, to enter into an Acquisition Agreement (other than an Acceptable Confidentiality Agreement) in respect of a Superior Proposal; provided, that Parent shall have paid any amounts due pursuant to Section 7.06(b) [Fees and Expenses Following Termination] hereof in accordance with the terms, and at the times, specified therein; and provided further, that in the event of such termination, Parent substantially concurrently enters into such Acquisition Agreement;

          (b)   if, prior to the receipt of the Requisite Company Vote, (i) a Company Adverse Recommendation Change shall have occurred or (ii) the Company shall have breached or failed to perform in any material respect any of its covenants and agreements set forth in Section 5.04 [No Solicitation or Change in Recommendation]; or

          (c)   if there shall have been a breach of any representation, warranty, covenant, or agreement on the part of the Company set forth in this Agreement such that the conditions to the Closing of the Mergers set forth in Section 6.02(a) [Representations and Warranties] or Section 6.02(b) [Performance of Covenants], as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured or is not cured by the earlier of the Outside Date or the date that is thirty (30) days following written notice of such breach; provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.03(c) if Parent or Merger Sub is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured.

        Section 7.04.    Termination by the Company.     This Agreement may be terminated by the Company by action of the Company Board at any time prior to the Effective Time:

          (a)   if prior to the receipt of the Requisite Company Vote at the Company Stockholders Meeting, the Company Board authorizes the Company, in full compliance with the terms of this Agreement, including Section 5.04 [No Solicitation or Change in Recommendation] hereof, to enter into an Acquisition Agreement (other than an Acceptable Confidentiality Agreement) in respect of a Superior Proposal; provided, that the Company shall have paid any amounts due pursuant to Section 7.06(b) [Fees Following Termination] hereof in accordance with the terms, and at the times, specified therein; and provided further, that in the event of such termination, the Company substantially concurrently enters into such Acquisition Agreement; or

          (b)   if, prior to the receipt of the Requisite Parent Vote, (i) a Parent Adverse Recommendation Change shall have occurred or (ii) Parent shall have breached or failed to perform in any material respect any of its covenants and agreements set forth in Section 5.04 [No Solicitation or Change in Recommendation]; or

          (c)   if there shall have been a breach of any representation, warranty, covenant, or agreement on the part of Parent or Merger Sub set forth in this Agreement such that the conditions to the

  Closing of the Mergers set forth in Section 6.03(a) [Representations and Warranties] or Section 6.03(b) [Performance of Covenants], as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured or is not cured by the earlier of the Outside Date or the date that is thirty (30) days following written notice of such breach; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.04(c) if the Company is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured.

        Section 7.05.    Notice of Termination; Effect of Termination.     The party desiring to terminate this Agreement pursuant to this Article VII (other than pursuant to Section 7.01 [Termination by Mutual Consent]) shall deliver written notice of such termination to each other party hereto specifying with particularity the reason for such termination, and any such termination in accordance with Article VII shall be effective immediately upon delivery of such written notice to the other party. If this Agreement is terminated pursuant to this Article VII, it will become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any stockholder, director, officer, employee, agent, or Representative of such party) to any other party hereto, except (a) with respect to Section 5.03(b) [Confidentiality], this Section 7.05, Section 7.06 [Fees Following Termination], and Article VIII [Miscellaneous] (and any related definitions contained in any such Sections or Article), which shall remain in full force and effect; and (b) with respect to any liabilities or damages incurred or suffered by a party, to the extent such liabilities or damages were the result of fraud or the Willful Breach by another party of any of its representations, warranties, covenants, or other agreements set forth in this Agreement.

        Section 7.06.    Fees and Expenses Following Termination.

          (a)   If this Agreement is terminated by: (i) Parent pursuant to Section 7.03(b) [Company Adverse Recommendation Change, Breach of No Solicitation or Change in Recommendation], then the Company shall pay to Parent (by wire transfer of immediately available funds), within two (2) Business Days after such termination, a fee in an amount equal to the Company Termination Fee; and (ii) the Company pursuant to Section 7.04(b) [Parent Adverse Recommendation Change, Breach of No Solicitation or Change in Recommendation], then Parent shall pay to the Company (by wire transfer of immediately available funds), within two (2) Business Days after such termination, the Parent Termination Fee.

          (b)   If this Agreement is terminated by: (i) the Company pursuant to Section 7.04(a) [Superior Proposal Acquisition Agreement], then the Company shall pay to Parent (by wire transfer of immediately available funds), at or prior to such termination, a fee in the amount of the Company Termination Fee; and (ii) Parent pursuant to Section 7.03(a) [Superior Proposal Acquisition Agreement], then Parent shall pay to the Company (by wire transfer of immediately available funds), at or prior to such termination, a fee in the amount of the Parent Termination Fee.

          (c)   If this Agreement is terminated: (i) by Parent pursuant to Section 7.03(c) [Breach of Agreement by the Company], provided that the Requisite Company Vote shall not have been obtained at the Company Stockholders Meeting (including any adjournment or postponement thereof); or (ii) by the Company or Parent pursuant to (A) Section 7.02(a) [Outside Date] and provided, that the Requisite Company Vote shall not have been obtained at the Company Stockholders Meeting (including any adjournment or postponement thereof), or (B) Section 7.02(c) [Requisite Company Vote Not Obtained] and, in the case of clauses (i) and (ii) immediately above, (1) prior to such termination (in the case of termination pursuant to Section 7.02(a) [Outside Date] or Section 7.03(c) [Breach of Agreement of by the Company]) or the Company Stockholders Meeting (in the case of termination pursuant to Section 7.02(c) [Requisite Company Vote Not Obtained]), a Takeover Proposal with respect to the Company shall (x) in the case of a termination pursuant to Section 7.02(a) [Outside Date] or Section 7.02(c) [Requisite Company Vote Not Obtained], have been publicly disclosed and not withdrawn, or (y) in the case of a termination pursuant to Section 7.03(c) [Breach of Agreement by the Company], have been publicly disclosed or otherwise made or communicated in writing or electronic transmission to the Company or the Company Board, and not withdrawn; and (2) twelve (12) months following the date of such termination of this Agreement the Company shall have entered into a definitive Acquisition Agreement (other than an Acceptable Confidentiality Agreement) with respect to any Takeover Proposal, or any Takeover Proposal involving the Company shall have been consummated (in each case whether or not such Takeover Proposal is the same as the original Takeover Proposal made, communicated, or publicly disclosed), then in any such event the Company shall pay to Parent (by wire transfer of immediately available funds), immediately prior to and as a condition to consummating such transaction, the Company Termination Fee (it being understood for all purposes of this Section 7.06(c), all references in the definition of Takeover Proposal to fifteen percent (15%) shall be deemed to be references to "more than fifty percent (50%)" instead). If a Person (other than Parent) makes a Takeover Proposal with respect to the Company that has been publicly disclosed and subsequently withdrawn prior to such termination or the Company Stockholder Meeting, as applicable, and, within twelve (12) months following the date of the termination of this Agreement, such Person or any of its controlled Affiliates makes a Takeover Proposal that is publicly disclosed, such initial Takeover Proposal shall be deemed to have been "not withdrawn" for purposes of clauses (x) and (y) of this paragraph (c).

          (d)   If this Agreement is terminated: (i) by the Company pursuant to Section 7.04(c) [Breach of Agreement by Parent or Merger Sub], provided that the Requisite Parent Vote shall not have been obtained at the Parent Stockholders Meeting (including any adjournment or postponement thereof); or (ii) by the Company or Parent pursuant to (A) Section 7.02(a) [Outside Date] and provided, that the Requisite Parent Vote shall not have been obtained at the Parent Stockholders Meeting (including any adjournment or postponement thereof), or (B) Section 7.02(d) [Requisite Parent Vote Not Obtained] and, in the case of both clauses (i) and (ii) immediately above, (1) prior to such termination (in the case of termination pursuant to Section 7.02(a) [Outside Date] or Section 7.04(c) [Breach of Agreement by Parent or Merger Sub]) or the Parent Stockholders Meeting (in the case of termination pursuant to Section 7.02(d) [Requisite Parent Vote Not Obtained]), a Takeover Proposal with respect to Parent shall (x) in the case of a termination pursuant to Section 7.02(a) [Outside Date] or Section 7.02(d) [Requisite Parent Vote Not Obtained], have been publicly disclosed and not withdrawn, or (y) in the case of a termination pursuant to Section 7.04(c) [Breach of Agreement by Parent or Merger Sub], have been publicly disclosed or otherwise made or communicated in writing to Parent or the Parent Board, and not withdrawn; and (2) within twelve (12) months following the date of such termination of this Agreement Parent shall have entered into a definitive Acquisition Agreement (other than an Acceptable Confidentiality Agreement) with respect to any Takeover Proposal, or any Takeover Proposal involving Parent shall have been consummated (in each case whether or not such Takeover Proposal is the same as the original Takeover Proposal made, communicated, or publicly disclosed), then in any such event Parent shall pay to the Company (by wire transfer of immediately available funds), immediately prior to and as a condition to consummating such transaction, the Parent Termination Fee less any amounts paid pursuant to Section 7.06(e) (it being understood for all purposes of this Section 7.06(d), all references in the definition of Takeover Proposal to fifteen percent (15%) shall be deemed to be references to "more than fifty percent (50%)" instead). If a Person makes a Takeover Proposal that has been publicly disclosed and subsequently withdrawn prior to such termination or the Parent Stockholder Meeting, as applicable, and, within twelve (12) months following the date of the termination of this Agreement, such Person or any of its controlled Affiliates makes a Takeover Proposal with respect to Parent that is publicly disclosed, such initial Takeover Proposal shall be deemed to have been "not withdrawn" for purposes of clauses (x) and (y) of this paragraph (d).

          (e)   If this Agreement is terminated by Parent or the Company pursuant to Section 7.02(d) [Requisite Parent Vote Not Obtained], then Parent shall pay to the Company (by wire transfer of immediately available funds), up to $10,000,000 of the Company's Expenses.

          (f)    The parties acknowledge and hereby agree that the provisions of this Section 7.06 are an integral part of the transactions contemplated by this Agreement (including the Merger), and that, without such provisions, the parties would not have entered into this Agreement. If the Company, on the one hand, or Parent, Holdco, Rooster Merger Sub or Parent Merger Sub, on the other hand, shall fail to pay in a timely manner the amounts due pursuant to this Section 7.06, and, in order to obtain such payment, the other party makes a claim against the non-paying party that results in a judgment, the non-paying party shall pay to the other party the reasonable costs and expenses (including its reasonable attorneys' fees and expenses) incurred or accrued in connection with such suit, together with interest on the amounts set forth in this Section 7.06 at the prime lending rate prevailing during such period as published in The Wall Street Journal (in effect on the date such payment was required to be made) from the date such payment was required to be made through the date of payment. Any interest payable hereunder shall be calculated on a daily basis from the date such amounts were required to be paid until (but excluding) the date of actual payment, and on the basis of a 360-day year. The parties acknowledge and agree that in no event shall the Company be obligated to pay the Company Termination Fee or Parent the Parent Termination Fee on more than one occasion.

          (g)   Except as expressly set forth in Section 5.17 or this Section 7.06, all Expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such Expenses; provided, however, that Parent and the Company shall each be responsible for one-half of all filing fees incurred in connection with the HSR Act.

        Section 7.07.    Amendment.     At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Requisite Company Vote or the Requisite Parent Vote, by written agreement signed by each of the parties; provided, however, that: (a) following the receipt of the Requisite Company Vote, there shall be no amendment or supplement to the provisions of this Agreement which by Law or in accordance with the rules of any relevant self-regulatory organization would require further approval by any holders of Company Capital Stock without such approval; and (b) following the receipt of the Requisite Parent Vote, there shall be no amendment or supplement to the provisions of this Agreement which by Law or in accordance with the rules of any relevant self-regulatory organization would require further approval by the holders of Parent Common Stock without such approval.

        Section 7.08.    Extension; Waiver.     At any time prior to the Effective Time, Parent or Merger Sub, on the one hand, or the Company, on the other hand, may: (a) extend the time for the performance of any of the obligations of the other party(ies); (b) waive any inaccuracies in the representations and warranties of the other party(ies) contained in this Agreement or in any document delivered under this Agreement; or (c) unless prohibited by applicable Law, waive compliance with any of the covenants, agreements, or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such waiving party. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights. The waiver by any party of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

ARTICLE VIII

MISCELLANEOUS

        Section 8.01.    Definitions.     For purposes of this Agreement, the following terms will have the following meanings when used herein with initial capital letters:

        "Acceptable Confidentiality Agreement" means a confidentiality and standstill agreement that contains confidentiality and standstill provisions that are no less favorable to a party hereof than those contained in the Rooster Confidentiality Agreement or the Parent Confidentiality Agreement, as applicable.

        "Accumulated Dividends" has the meaning set forth in the Series A Certificate of Designation.

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For the purposes of this definition, "control" (including, the terms "controlling," "controlled by," and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract, or otherwise.

        "Applicable Date" means January 1, 2017.

        "Acquisition Agreement" means any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other Contract relating to any Takeover Proposal.

        "Associate" has the meaning set forth in Section 203(c)(2) of the DGCL.

        "Business Day" means any day ending at 11:59 p.m. (Eastern Time), other than Saturday, Sunday, or any day on which banking institutions located in New York, New York or the Department of State of the State of Delaware are authorized or required by Law to be closed.

        "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985 and as codified in Section 4980B of the Code and Section 601 et. seq. of ERISA.

        "Company Adverse Recommendation Change" shall mean the Company Board: (a) making, withdrawing, amending, modifying, or materially qualifying, in a manner adverse to Parent, the Company Board Recommendation; (b) failing to include the Company Board Recommendation in the Joint Proxy Statement that is mailed to the Company's stockholders; (c) recommending a Takeover Proposal; (d) failing to recommend against acceptance of any tender offer or exchange offer by a Person other than Parent or the Company or their respective Subsidiaries for the shares of Company Common Stock within ten (10) Business Days after the commencement of such offer; (e) failing to reaffirm (publicly, if so requested by Parent, which request shall only be made once per Takeover Proposal) the Company Board Recommendation within ten (10) Business Days after the date any Takeover Proposal (or material modification thereto) is first publicly disclosed by the Company or the Person making such Takeover Proposal; (f) causing or permitting the Company to enter into an Acquisition Agreement; or (g) resolving or agreeing to take any of the foregoing actions.

        "Company Capital Stock" means the Company Common Stock and the Company Preferred Stock.

        "Company Credit Facility" means the Company's credit facility under the Credit and Guaranty Agreement, dated as of June 11, 2018, among NRC US Holding Company, LLC, Sprint Energy Services, LLC, NRC Group Holdings, LLC, JFL-NRC Holdings, LLC, SES Holdco, LLC, certain other subsidiaries of NRC Group Holdings, LLC, the lenders party thereto and BNP Paribas, as administrative agent and collateral agent, and BNP Paribas Securities Corp., as sole lead arranger and sole book runner.

        "Company Disclosure Letter" means the disclosure letter, dated as of the date of this Agreement and delivered by the Company to Parent concurrently with the execution of this Agreement.

        "Company Equity Award" means a Company Stock Option or a Company RSU, as the case may be.

        "Company ERISA Affiliate" means any corporation or trade or business (whether or not incorporated) that is treated together with the Company or any of its Subsidiaries as a "single employer" within the meaning of Section 414 of the Code.

        "Company IP Agreements" means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions, assignments and other Contracts, or an option to grant any of the foregoing, whether written or oral, relating to Intellectual Property and to which the Company or any of its Subsidiaries is a party, beneficiary, or otherwise bound.

        "Company IT Systems" means all software, computer hardware, servers, networks, platforms, peripherals, data communication lines, and other information technology equipment and related systems that are owned or used by the Company or any of its Subsidiaries.

        "Company Material Adverse Effect" means any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, condition (financial or otherwise), or assets of the Company and its Subsidiaries, taken as a whole; or (b) the ability of the Company to consummate the transactions contemplated hereby; provided, however, that, for the purposes of clause (a), a Company Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to, or resulting from: (i) changes generally affecting the economy or the financial, debt, banking, capital, credit or securities markets; (ii) the announcement of this Agreement or the performance of the transactions contemplated by this Agreement; (iii) (A) any change in applicable Laws or applicable accounting regulations or principles or (B) any changes in the historical financial information of the Company resulting from compliance with Accounting Standards Codification 606 (Revenue from Contracts with Customers) and Accounting Standards Certification 842 (Leases), including GAAP, or interpretations or enforcement thereof after the date of this Agreement; (iv) any outbreak or escalation of war or any act of terrorism or sabotage or any natural disasters, acts of God or comparable events; (v) general conditions in the industry in which the Company and its Subsidiaries operate; (vi) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Company Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by a clause of this proviso); (vii) any change, in and of itself, in the market price or trading volume of the Company's securities, including the Warrants, or in its credit ratings (it being understood that the facts or occurrences giving rise to or contributing to such change may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Company Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by a clause of this proviso); or (viii) any specific action taken (or omitted to be taken) by the Company or any of its Subsidiaries at or with the express written direction or written consent of Parent or that is otherwise expressly contemplated by, or permitted to be taken by the Company or any of its Subsidiaries in accordance with the terms of, this Agreement; provided further, however, that any event, change, and effect referred to in clauses (i), (iii)(A), (iv) or (v) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, or effect has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its Subsidiaries conduct their businesses.

        "Company-Owned IP" means any and all Intellectual Property owned or purported to be owned, in whole or in part, by the Company or any of its Subsidiaries. For purposes of the foregoing, "owned" includes ownership of a beneficial right pursuant to which an employee or other third party is obligated (whether under contract, fiduciary obligations, statute or otherwise) to assign Intellectual Property to the Company or any of its Subsidiaries.

        "Company Stock Plan" means the NRC Group Holdings Corp. 2018 Equity and Incentive Compensation Plan.

        "Company Stockholders Meeting" means the special meeting of the Company Common Stockholders to be held to consider the adoption of this Agreement.

        "Company Termination Fee" means $35,000,000.

        "Contracts" means any legally binding contracts, agreements, licenses, notes, bonds, mortgages, indentures, leases (including the Real Property Leases), or other binding instruments or binding commitments, whether written or oral.

        "Debt Financing" means the debt financing incurred or intended to be incurred by Parent and/or its Affiliates to finance the Required Amount.

        "Environmental Claim" means any written complaint, summons, citation, notice, directive, order, claim, action, cause of action, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Entity or any third party alleging violation of Environmental Laws or alleging liability based on exposure to, or the presence of, or Releases of, Hazardous Materials.

        "Environmental Laws" means any applicable Law in any relevant jurisdictions relating to pollution, the protection of the environment or natural resources, or protection of human health (to the extent relating to exposure to Hazardous Materials) or the environment, including those imposing liability or establishing requirements for the use, storage, transport, handling, treatment, Release of, exposure to, and disposal of Hazardous Materials and those imposing liability or establishing requirements for the sale or offer for sale of any product based upon the use or incorporation of Hazardous Materials therein.

        "ERISA" means the Employee Retirement Income Security Act of 1974.

        "Existing Title Policies" means: (a) that certain Owner's Policy of Title Insurance No. 7020-1-1002-253967-2019.2744243-216096284 issued by Fidelity National Title Insurance Company on January 31, 2019 and (b) that certain Owner's Policy of Title Insurance No. 1002-258729-RTT issued by First American Title Insurance Company on August 27, 2018.

        "Expenses" means, with respect to any Person, all reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors, and investment bankers of such Person and its Affiliates), incurred by such Person or on its behalf in connection with or related to the authorization, preparation, negotiation, execution, and performance of this Agreement and any transactions related thereto, any litigation with respect thereto, the preparation, printing, filing, and mailing of the Joint Proxy Statement and Form S-4, the filing of any required notices under the HSR Act or other Antitrust Laws, or in connection with other regulatory approvals, and all other matters related to the Mergers, the Holdco Stock Issuance, the Holdco Charter Amendment and the other transactions contemplated by this Agreement.

        "Financing Source" means the Persons that have committed to provide or arrange all or any part of the Debt Financing, including such Persons party to any commitment letters, joinder agreements,

indentures, credit agreements or amendments entered into pursuant thereto or relating thereto, together with their respective Affiliates, and their respective Affiliates' officers, directors, employees, agents and representatives and their respective successors and permitted assigns; provided that "Financing Sources" shall not include Parent or its Subsidiaries.

        "Fundamental Change Additional Shares" has the meaning set forth in the Series A Certificate of Designation.

        "Governing Documents" means: (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof; (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement, as applicable, thereof; (c) with respect to a partnership, the certificate of formation and the partnership agreement; and (d) with respect to any other Person the organizational, constituent or governing documents or instruments of such Person.

        "Government Bid" means any proposal or offer, solicited or unsolicited made by the Company or any of its Subsidiaries at any time in the one year period prior to the Closing Date which, if accepted by the offeree, would result in a Government Contract. A Government Bid: (a) includes any proposal or offer made by the Company or any of its Subsidiaries that has been accepted by the offeree but has not resulted in a Government Contract prior to the Closing Date; and (b) does not include any proposal or offer made by the Company or any of its Subsidiaries that has been accepted and has resulted in a Government Contract prior to the Closing Date.

        "Government Contract" means any Contract of the Company or any of its Subsidiaries under which the Company or any of its Subsidiaries has performance obligations to (a) any Governmental Entity, (b) any prime contractor of a Governmental Entity in its capacity as a prime contractor to any Governmental Entity, or (c) any subcontractor at any tier with respect to any contract of a type described in clauses (a) or (b) above. A task, purchase or delivery order under a Government Contract shall not constitute a separate Government Contract for purposes of this definition but shall be part of the Government Contract to which it relates.

        "Hazardous Materials" shall mean: (a) those substances defined in or regulated as pollutants, contaminants, dangerous goods or hazardous or toxic substances, materials of concern or wastes under Environmental Laws; (b) petroleum and petroleum products, including crude oil and any fractions thereof; and (c) asbestos, polychlorinated byphenyls, radioactive materials and other chemicals or substances for which liability or standards of care are imposed by Environmental Laws.

        "Intellectual Property" means any and all intellectual and industrial property rights or other similar proprietary rights arising pursuant to the Laws of any jurisdiction throughout the world, whether registered or unregistered, including all rights pertaining to or deriving from: (a) trademarks, service marks, trade names, certification marks, service names, brands, trade dress and logos and similar indicia of source or origin, all registrations and applications for registration thereof, and the goodwill connected with the use of and symbolized by the foregoing; (b) copyrights and all registrations and applications for registration thereof and works of authorship, whether or not copyrightable; (c) trade secrets (including those trade secrets defined in the Uniform Trade Secrets Act and under corresponding foreign statutory Law and common law), non-public information, confidential information, business and technical information and know-how, and rights to limit the use or disclosure thereof by any Person; (d) patents and patent applications; (e) internet domain name registrations; (f) mask works; (g) proprietary databases and data compilations; and (h) computer software and firmware.

        "Intervening Event" means with respect to Parent or the Company, as applicable, any material event, circumstance, change, effect, development, or condition effecting such party that has occurred or arose after the date of this Agreement and that was not known to, nor reasonably foreseeable by, any member of such party's board of directors (assuming, for such purpose, reasonable consultation with the executive officers of such party), as of or prior to the date of this Agreement and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, this Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of "Takeover Proposal" (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); or (b) any change in the price, or change in trading volume, of the Company Common Stock or Parent Common Stock (provided, however, that the exception to this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred).

        "IRS" means the United States Internal Revenue Service.

        "Knowledge" means: (a) with respect to the Company and its Subsidiaries, the actual knowledge of each of the individuals listed in Section 8.01 of the Company's Disclosure Letter; and (b) with respect to Parent and its Subsidiaries, the actual knowledge of each of the individuals listed in Section 8.01 of the Parent's Disclosure Letter; in each case, after due inquiry.

        "Laws" means any laws, common law, statutes, constitutions, ordinances, directives, treatises, rules, regulations, codes, Orders, or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered, or applied by any Governmental Entity having applicable jurisdiction.

        "Legal Action" means any legal, administrative, arbitral, or other proceedings, suits, actions, investigations, arbitrations, examinations, claims, audits, hearings, charges, complaints, indictments, litigations, or examinations.

        "Liability" shall mean any liability, indebtedness, or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured, determined, determinable, or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP).

        "Liens" means, with respect to any property or asset, all pledges, liens, mortgages, charges, encumbrances, hypothecations, options, rights of first refusal, rights of first offer, and security interests of any kind or nature whatsoever.

        "Malicious Code" means any computer code or any other procedures, routines or mechanisms which may: (a) disrupt, disable, harm or impair in any material way an IT System's operation, (b) cause such IT System to damage or corrupt any data, storage media, programs, equipment or communications of the Company, its Subsidiaries, or their clients, or otherwise interfere with the Company and its Subsidiaries' operations; or (c) permit any third party to access any such IT Systems to cause disruption, disablement, harm, impairment, damage erasure or corruption (sometimes referred to as "traps", "viruses", "access codes", "back doors" "Trojan horses," "time bombs," "worms," or "drop dead devices").

        "Order" means any judgment, ruling, order, writ, injunction, award or decree of any Governmental Entity.

        "Parent Adverse Recommendation Change" shall mean the Parent Board: (a) making, withdrawing, amending, modifying, or materially qualifying, in a manner adverse to the Company, the Parent Board Recommendation; (b) failing to include the Parent Board Recommendation in the Joint Proxy Statement that is mailed to Parent's stockholders; (c) recommending a Takeover Proposal with respect to the Parent, (d) failing to recommend against acceptance of any tender offer or exchange offer for shares of Parent Common Stock that would have the effect of precluding the Mergers within ten (10) Business Days after the commencement of such offer; (e) failing to reaffirm (publicly, if so requested by the Company, which request shall only be made once per Takeover Proposal) the Parent Board Recommendation within ten (10) Business Days after the date any Takeover Proposal (or material modification thereto) is first publicly disclosed by Parent or the Person making such Takeover Proposal; (f) causing or permitting Parent to enter into an Acquisition Agreement; or (g) resolving or agreeing to take any of the foregoing actions.

        "Parent Credit Facility" means the Credit Agreement, dated as of April 18, 2017, by and among Parent, the lenders party thereto from time to time, Wells Fargo Bank, as administrative agent, and the other parties party thereto.

        "Parent Disclosure Letter" means the disclosure letter, dated as of the date of this Agreement and delivered by Parent, Holdco, Rooster Merger Sub and Parent Merger Sub to the Company concurrently with the execution of this Agreement.

        "Parent Equity Award" means a Parent Stock Option or a Parent RSU, as the case may be.

        "Parent ERISA Affiliate" means any corporation or trade or business (whether or not incorporated) that is treated together with Parent or any of its Subsidiaries as a "single employer" within the meaning of Section 414 of the Code.

        "Parent Material Adverse Effect" means any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, condition (financial or otherwise), or assets of Parent and its Subsidiaries, taken as a whole; or (b) the ability of Parent to consummate the transactions contemplated hereby; provided, however, that, for the purposes of clause (a), a Parent Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to, or resulting from: (i) changes generally affecting the economy or the financial, debt, banking, capital, credit or securities markets; (ii) the announcement of this Agreement or the performance of the transactions contemplated by this Agreement; (iii) any change in applicable Laws or applicable accounting regulations or principles, including GAAP, or interpretations or enforcement thereof after the date of this Agreement; (iv) any outbreak or escalation of war or any act of terrorism or sabotage or any natural disasters, acts of God or comparable events; (v) general conditions in the industry in which Parent and its Subsidiaries operate; (vi) any failure, in and of itself, by Parent to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Parent Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by a clause of this proviso); (vii) any change, in and of itself, in the market price or trading volume of Parent's securities or in its credit ratings (it being understood that the facts or occurrences giving rise to or contributing to such change may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Parent Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by a clause of this proviso); or (viii) any specific action taken (or omitted to be taken) by Parent or any of its Subsidiaries at or with the express written direction or written consent of the Company or that is otherwise expressly contemplated by, or permitted to be taken by Parent or any of its Subsidiaries in accordance with the terms of, this Agreement; provided further, however, that any event, change, and effect referred to in clauses (i), (iii), (iv) or (v) immediately above shall be taken into account in determining whether a Parent Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, or effect has a disproportionate effect on Parent and its Subsidiaries, taken as a whole, compared to other participants in the industries in which Parent and its Subsidiaries conduct their businesses.

        "Parent RSU" means any restricted stock unit or performance stock unit granted under the Parent Stock Plan representing the right to receive one share of Parent Common Stock (or, if applicable, cash or a combination thereof), subject to vesting, settlement or other applicable restrictions.

        "Parent Stockholders Meeting" means the special meeting of the stockholders of Parent to be held to consider the adoption of this Agreement and the approval of the Holdco Stock Issuance and the Holdco Charter Amendment.

        "Parent Stock Option" means any option to purchase Parent Common Stock granted under any Parent Stock Plan.

        "Parent Stock Plan" means the US Ecology, Inc. Omnibus Incentive Plan and each other equity-based compensation plan and arrangement of Parent maintained for the benefit of any employee of or other service provider to Parent or any of its Subsidiaries.

        "Parent Termination Fee" means $60,000,000.

        "Permitted Liens" means: (a) statutory Liens for current Taxes or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith (provided appropriate reserves in accordance with GAAP have been made in respect thereof); (b) mechanics', carriers', workers', repairers', and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not delinquent or which are being contested by appropriate proceedings (provided appropriate reserves in accordance with GAAP have been made in respect thereof); (c) zoning, entitlement, building, and other land use regulations imposed by Governmental Entities having jurisdiction over such Person's owned or leased real property, which are not violated by the current use and operation of such real property; (d) covenants, conditions, restrictions, easements, and other similar non-monetary matters of record affecting title to such Person's owned or leased real property, which do not materially detract from the value of or materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person's businesses; (e) any right of way or easement related to public roads and highways, which do not materially detract from the value of or materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person's businesses; (f) Liens arising under workers' compensation, unemployment insurance, social security, retirement, and similar legislation; (g) statutory and contractual Liens to secure obligations to landlords under Real Property Leases; (h) unrecorded easements, restrictions and similar agreements that do not materially detract from the value of or materially impair the occupancy or use of the affected real property for the purposes for which it is currently used in connection with such Person's businesses; and (i) Liens arising under or in connection with the Company Credit Facility and the Parent Credit Facility.

        "Person" means any individual, corporation (including not-for-profit), limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, estate, trust, association, organization, unincorporated organization, Governmental Entity, or other entity or group (which term will include a "group" as such term is defined in Section 13(d)(3) of the Exchange Act).

        "Personal Data" means a natural person's name, street address, telephone number, e-mail address, photograph, identification number, social security number, government-issued identifier or tax identification number, driver's license number, passport number, credit card number, bank information, Internet protocol address, device identifier or any other piece of information that, alone or together with other information held by the Company and its Subsidiaries, allows the identification of a natural person.

        "Real Property Lease" shall mean all leases, subleases, licenses, concessions, and other agreements (written or oral) under which the Company or any of its Subsidiaries holds any Leased Real Property, together with all amendments and modifications thereto, and including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company or any of its Subsidiaries thereunder.

        "Release" means any spilling, leaking, pumping, emitting, emptying, discharging, injecting, escaping, leaching, migrating, dumping, or disposing of Hazardous Materials (including the abandonment or discarding of barrels, containers or other closed receptacles containing Hazardous Materials) into the indoor or outdoor environment.

        "Replacement Awards" means, collectively, the Company Replacement Options, the Company Replacement RSUs, the Parent Replacement Options, the Parent Replacement RSUs, the Parent Replacement PSUs and the Parent Replacement Restricted Shares.

        "Segments" means the Company's (i) Domestic Environmental Services business segment, (ii) Sprint business segment, (iii) Domestic Standby Services business segment and (iv) International Services business segment.

        "Series A Certificate of Designation" means the Certificate of Designations, Preferences, Rights and Limitations of Company Series A Preferred Stock, dated as of October 17, 2018 and corrected on October 23, 2018.

        "Subsidiary" of a Person means any other Person of which (a) at least a majority of the securities or ownership interests of such other Person is directly or indirectly owned or controlled by such Person or (b) the power to vote or direct voting of sufficient voting securities, other voting rights or voting partner interests to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries.

        "Superior Proposal" means a bona fide written Takeover Proposal with respect to the applicable party or its Subsidiaries (except that, for purposes of this definition, each reference in the definition of "Takeover Proposal" to "15%" shall be "50%"), that such party's board determines in good faith (after consultation with outside legal counsel and such party's financial advisor) is more favorable from a financial point of view to the Company Common Stockholders or holders of Parent Common Stock, as applicable, than the transactions contemplated by this Agreement, taking into account: (a) all financial considerations; (b) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such Takeover Proposal; (c) the other terms and conditions of such Takeover Proposal and the implications thereof on such party, including relevant legal, regulatory, and other aspects of such Takeover Proposal deemed relevant by the Company Board or the Parent Board, as applicable; and (d) any revisions to the terms of this Agreement and the Mergers proposed by Parent during the Superior Proposal Notice Period set forth in Section 5.04(d), in each case as the Company Board or the Parent Board, as applicable, has determined is appropriate in the exercise of its fiduciary duties.

        "Takeover Proposal" means with respect to the Company or Parent, as the case may be, any inquiry, proposal, or offer from, or indication of interest in making a proposal or offer (whether or not in writing) by, any Person or group relating to any transaction or series of related transactions (other than the transactions contemplated by this Agreement), involving any: (a) direct or indirect acquisition or purchase (including by any license or lease) of assets of such party hereto or its Subsidiaries (including any voting equity interests of Subsidiaries, but excluding sales of assets in the ordinary course of business) equal to fifteen percent (15%) or more of the fair market value of such party and its Subsidiaries' consolidated assets or to which fifteen percent (15%) or more of such party's and its Subsidiaries' net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of fifteen percent (15%) or more of the voting equity interests of such party hereto or any of its Subsidiaries whose business constitutes fifteen percent (15%) or more of the consolidated net revenues, net income, or assets of such party and its Subsidiaries, taken as a whole; (c) tender offer or exchange offer that if consummated would result in any Person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) fifteen percent (15%) or more of the voting power of such party hereto; (d) merger, consolidation, other business combination, or similar transaction involving such party hereto or any of its Subsidiaries, pursuant to which such Person or group (as defined in Section 13(d) of the Exchange Act) would own fifteen percent (15%) or more of the consolidated net revenues, net income, or assets of such party and its Subsidiaries, taken as a whole; (e) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of such party hereto or one or more of its Subsidiaries which, individually or in the aggregate, generate or constitute fifteen percent (15%) more of the consolidated net revenues, net income, or assets of such party and its Subsidiaries, taken as a whole; or (f) any combination of the foregoing.

        "Taxes" means any and all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer (including controlling interest transfer), franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, social security f(or similar, including FICA), unemployment, disability, value added, alternative or add-on minimum, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, capital stock, windfall profits, customs, duties or other taxes, fees, levies, assessments, or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, whether disputed or not.

        "Tax Returns" means any return, declaration, report, claim for refund, information return or statement, or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

        "Treasury Regulations" means the Treasury regulations promulgated under the Code.

        "U.S. Citizen" means a citizen of the United States within the meaning of the U.S. Maritime Laws, eligible and qualified to own and operate U.S.-flag vessels in the U.S. Coastwise Trade.

        "U.S. Coastwise Trade" means the carriage or transport of merchandise or other materials or passengers in the coastwise trade of the United States of America within the meaning of 46 U.S.C. Chapter 551 and any successor statutes thereto, as amended or supplemented from time to time.

        "U.S. Maritime Laws" means, collectively, the U.S. citizenship and cabotage laws principally contained in 46 U.S.C. § 50501 and 46 U.S.C. Chapters 121 and 551 and any successor statutes thereto, together with the rules and regulations promulgated thereunder by the U.S. Coast Guard and the U.S. Maritime Administration and their practices enforcing, administering and interpreting such laws, statutes, rules and regulations, in each case as amended or supplemented from time to time, relating to the ownership and operation of U.S.-flag vessels in the U.S. Coastwise Trade.

        "Vessels" means all vessels owned or leased by the Company or its Subsidiaries that are either documented with the U.S. Coast Guard or registered with a foreign-flag registry.

        "WARN Act" means the Worker Adjustment and Retraining Notification Act and the regulations promulgated thereunder or any similar state or local Law.

        "Willful Breach" means a breach of this Agreement (including a failure to cure circumstances) that is the result of a willful or intentional act or intentional failure to act where the breaching party knows, or should reasonably be expected to have known, that such act or failure would result in, or would reasonably be expected to result in, a breach.

 Table of Definitions

Term	Section
Acquisition Agreement	Section 5.04(a)
Agreement	Preamble
Alternative Financing	Section 5.17(b)
Anti-Bribery Laws	Section 3.21(a)
Antitrust Laws	Section 3.03(c)
Balance Sheet Date	Section 3.04(e)
Book-Entry Share	Section 2.01(b)(iii)
Cancelled Common Shares	Section 2.01(b)
Cancelled Parent Common Stock	Section 2.01(a)(i)
Cancelled Series A Preferred Shares	Section 2.01(b)
Cancelled Shares	Section 2.01(b)(i)
Certificate	Section 2.01(b)(iii)
Certificates of Merger	Section 1.03
Closing	Section 1.02
Closing Date	Section 1.02
Code	Recitals
Common Exchange Ratio	Section 2.01(b)
Common Merger Consideration	Section 2.01(b)
Company Balance Sheet	Section 3.04(e)
Company Board	Recitals
Company Board Recommendation	Section 3.03(d)
Company Common Stock	Recitals
Company Common Stockholders	Recitals
Company Continuing Employees	Section 5.09(a)
Company Employee	Section 3.12(a)
Company Employee Plans	Section 3.12(a)
Company Financial Advisor	Section 3.10
Company Foreign Plans	Section 3.12(l)
Company IP	Section 3.07(c)
Company Material Contract	Section 3.16(a)
Company Preferred Stock	Section 3.02(a)
Company Replacement Options	Section 2.03(a)
Company Replacement RSUs	Section 2.03(b)
Company RSUs	Section 2.03(b)(ii)
Company SEC Documents	Section 3.04(a)
Company Securities	Section 3.02(b)(iii)
Company Series A Preferred Stock	Recitals
Company Stock Option	Section 2.03(b)(i)
Company Subsidiary Securities	Section 3.02(d)
Company Tax Opinion	Section 6.03(e)
Confidentiality Agreements	Section 5.03(b)
Consent	Section 3.03(c)
Debt Commitment Letter	Section 4.21
Debt Transaction	Section 5.17(a)
Dissenting Shares	Section 2.06
DGCL	Recitals
EDGAR	Section 3.04(a)
Effective Time	Section 1.03

Term	Section
Environmental Permits	Section 3.15(a)
Exchange Act	Section 3.03(c)
Exchange Agent	Section 2.05(a)
Exchange Fund	Section 2.05(a)
Exchange Ratio	Section 2.01(b)(ii)
Export Laws	Section 3.21(b)
Fee Letters	Section 4.21
Form S-4	Section 3.20
GAAP	Section 3.04(b)
Governmental Entity	Section 3.03(c)
Holdco	Preamble
Holdco Board	Recitals
Holdco Charter Amendment	Section 1.05(c)
Holdco Common Stock	Section 2.01(a)(ii)
Holdco Stock Issuance	Recitals
HSR Act	Section 3.03(c)
Improvements	Section 3.15(d)
Indemnified Party	Section 5.10(a)
Intervening Event Notice Period	Section 5.04(e)
Joint Proxy Statement	Section 3.20
Leased Real Property	Section 3.14
Material Adverse Impact	Section 5.11(e)
Material Customer	Section 3.17
Material Supplier	Section 3.17
Material Tangible Property	Section 3.14(a)
Maximum Premium	Section 5.10(b)
Mergers	Section 1.01(a)
Merger Consideration	Section 2.01(b)(ii)
Merger Sub Common Stock	Section 2.01(b)(iv)
Nasdaq	Section 2.01(b)(v)
NYSE	Section 3.03(c)
Outside Date	Section 7.02(a)
Owned Real Property	Section 3.14(c)
Parent	Preamble
Parent Balance Sheet	Section 4.04(e)
Parent Benefit Plans	Section 5.09(a)
Parent Board	Recitals
Parent Board Recommendation	Section 4.03(d)(i)
Parent Book-Entry Share	Section 2.01(b)(iii)
Parent Certificate	Section 2.01(b)(iii)
Parent Certificate of Merger	Section 1.03
Parent Common Stock	Recitals
Parent Confidentiality Agreement	Section 5.03(b)
Parent Employee Plan	Section 4.11(a)
Parent Financial Advisors	Section 4.09
Parent Foreign Plans	Section 4.11(g)
Parent Material Contract	Section 4.14(a)
Parent Merger	Section 1.01(a)
Parent Merger Consideration	Section 2.01(a)(ii)
Parent Merger Sub	Preamble

Term	Section
Parent Merger Sub Board	Recitals
Parent Merger Sub Common Stock	Section 2.01(a)(iv)
Parent Preferred Stock	Section 4.02(a)
Parent PSU	Section 2.03(a)
Parent Replacement Option	Section 2.03(a)(i)
Parent Replacement PSU	Section 2.03(a)
Parent Replacement Restricted Share	Section 2.03(a)(ii)
Parent Replacement RSU	Section 2.03(a)
Parent Restricted Share	Section 2.03(a)(ii)
Parent RSUs	Section 2.03(a)
Parent SEC Documents	Section 4.04(a)
Parent Securities	Section 4.02(b)
Parent Surviving Corporation	Section 1.01(a)
Parent Tax Opinion	Section 6.02(e)
Parent Voting Debt	Section 4.02(c)
Payments	Section 3.21(a)
Permits	Section 3.08(b)
Preferred Merger Consideration	Section 2.01(b)
Real Property	Section 3.14(c)
Replacement Warrant	Section 2.04
Representatives	Section 5.04(a)
Required Amount	Section 4.21
Requisite Company Vote	Section 3.03(a)
Requisite Parent Vote	Section 4.03(a)
Rooster Certificate of Merger	Section 1.03
Rooster Confidentiality Agreement	Section 5.03(b)
Rooster Merger	Section 1.01(a)
Rooster Merger Sub	Preamble
Rooster Merger Sub Common Stock	Section 2.01(b)(iv)
Rooster Merger Sub Board	Recitals
Rooster Surviving Corporation	Section 1.01(a)
Sarbanes-Oxley Act	Section 3.04(a)
SEC	Section 3.03(c)
Securities Act	Section 3.03(c)
Seller Related Parties	Section 8.15(a)
Superior Proposal Notice Period	Section 5.04(d)
Surviving Corporation	Section 1.01(a)
Voting Debt	Section 3.02(c)
Warrants	Section 2.04

        Section 8.02.    Interpretation; Construction.

          (a)   The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Exhibit, Article, or Schedule, such reference shall be to a Section of, Exhibit to, Article of, or Schedule of this Agreement unless the context otherwise requires. Unless the context otherwise requires, references herein: (i) to a Contract, agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (ii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation," and the word "or" is not exclusive and is deemed to have the meaning "and/or". The word "extent" in the phrase "to the extent" means the degree to which a subject or other thing extends, and does not simply mean "if." A reference in this Agreement to $ or dollars is to U.S. dollars. Unless the context otherwise requires, (A) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, and (B) where a date or time period is specified, it will be deemed inclusive of the last day in such period or the date specified, as the case may be. The words "hereof," "herein," "hereby," "hereto," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to "this Agreement" shall include the Company Disclosure Letter and Parent Disclosure Letter.

          (b)   The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

        Section 8.03.    Survival.     None of the representations and warranties contained in this Agreement or in any instrument delivered under this Agreement will survive the Effective Time. This Section 8.03 does not limit any covenant or agreement of the parties contained in this Agreement which, by its terms, contemplates performance after the Effective Time. The Confidentiality Agreements shall survive termination of this Agreement in accordance with its terms.

        Section 8.04.    Governing Law.     Subject to Section 8.15, this Agreement and all Legal Actions (whether based on contract, tort, or statute) arising out of or relating to this Agreement or the actions of any of the parties hereto in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

        Section 8.05.    Submission to Jurisdiction.     Subject to Section 8.15, each of the parties hereto irrevocably agrees that any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in the Court of Chancery in and for New Castle County, Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Legal Action, in the United States District Court for the District of Delaware. Each of the parties hereto agrees that mailing of process or other papers in connection with any such Legal Action in the manner provided in Section 8.07 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Subject to Section 8.15, each of the parties hereto hereby irrevocably submits with regard to any such Legal Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Legal Action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Subject to Section 8.15, each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 8.05; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action, or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        Section 8.06.    Waiver of Jury Trial.     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8.06.

        Section 8.07.    Notices.     All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email (with confirmation of transmission); or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.07):

        If to Parent, Holdco, Rooster Merger Sub or Parent Merger Sub, to:

c/o US Ecology, Inc. 101 S. Capitol Blvd., Suite 1000 Boise, ID 83702
Attention:	Wayne Ipsen, General Counsel
Email:	wayne.ipsen@usecology.com

  with a copy (which will not constitute notice to Parent, Holdco, Rooster Merger Sub or Parent Merger Sub) to:

Dechert LLP 2929 Arch Street Philadelphia, PA 19104
Attention:	Stephen Leitzell
Email:	stephen.leitzell@dechert.com

        If to the Company, to:

NRC Group Holdings Corp. 952 Echo Lane, Suite 460 Houston, Texas 77024
Attention:	Christian T. Swinbank
Email:	CSwinbank@sprintenergy.com

        with a copy (which will not constitute notice to the Company) to:

Jones Day 2727 North Harwood Street, Suite 500 Dallas, Texas 75201
Attention:	Alain A. Dermarkar and Giles Elliott
Email:	adermarkar@jonesday.com and gpelliott@jonesday.com

or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above.

        Section 8.08.    Entire Agreement.     This Agreement (including the Exhibits to this Agreement), the Company Disclosure Letter, the Parent Disclosure Letter, and the Confidentiality Agreements constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. In the event of any inconsistency between the statements in the body of this Agreement, the Confidentiality Agreements, the Parent Disclosure Letter, and the Company Disclosure Letter (other than an exception expressly set forth as such in the Parent Disclosure Letter or Company Disclosure Letter), the statements in the body of this Agreement will control.

        Section 8.09.    No Third-Party Beneficiaries.     Except as provided in Section 5.10(c) and Section 8.15 hereof (which shall be to the benefit of the parties referred to in such section), this Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

        Section 8.10.    Severability.     The provisions of this Agreement shall be deemed severable and if any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

        Section 8.11.    Assignment.     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither Parent, Holdco,

Rooster Merger Sub or Parent Merger Sub, on the one hand, nor the Company, on the other hand, may assign its rights or obligations hereunder (other than a customary collateral assignment as security in favor of an agent for certain of the Financing Sources) without the prior written consent of the other parties, which consent shall not be unreasonably withheld, conditioned, or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

        Section 8.12.    Remedies.     Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law, or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

        Section 8.13.    Specific Performance.     The parties hereto agree that the rights of each party to consummate the transactions contemplated by this Agreement, including the Mergers, are special, unique and of extraordinary character and that irreparable damage would occur if any provision of this Agreement are not performed in accordance with the terms hereof or are otherwise breached, and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the Court of Chancery of the State of Delaware (or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Legal Action, in the United States District Court for the District of Delaware) without necessity of posting a bond or other form of security. In the event that any action or proceeding should be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at Law.

        Section 8.14.    Counterparts; Effectiveness.     This Agreement may be executed in any number of counterparts, all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement shall have received counterparts signed by all of the other parties.

        Section 8.15.    Financing Sources.

          (a)   Notwithstanding anything to the contrary herein, none of the Company, its Subsidiaries, their respective stockholders, partners, members, Affiliates, directors, officers, employees, controlling persons or agents (collectively, the "Seller Related Parties") shall have any rights or claims against any Financing Source in connection with this Agreement, any Debt Financing or the transactions contemplated hereby or thereby, whether at law or equity, in contract, in tort or otherwise, nor shall any of the Financing Sources have any obligations or liabilities to the Seller Related Parties, all of which are hereby waived; provided that, notwithstanding the foregoing, nothing in this Section 8.15 shall in any way limit or modify the rights and obligations of Parent under this Agreement or any Financing Source's obligations to Parent under the Debt Commitment Letter or, solely upon and if entered into, the respective rights and obligations of the Persons party to any definitive documentation in respect of the Debt Financing.

          (b)   Notwithstanding anything herein to the contrary, and without limiting Section 8.15(a) above, each of the Seller Related Parties agrees (i) that any action of any kind or nature, whether at law or equity, in contract, in tort or otherwise, brought by it in respect of a Financing Source in connection with this Agreement, any Debt Financing, the transactions contemplated hereby or the performance of the Financing Sources with respect to the foregoing shall be brought exclusively in the state or federal courts sitting in the county of New York, State of New York and each of the Seller Related Parties hereby submits for itself and its property with respect to any such action to the exclusive jurisdiction of such courts, (ii) not to bring or support any such action in any other court, (iii) that service of process, summons, notice or document by registered mail addressed to it at its address provided in Section 8.07 shall be effective service of process against it for any such action brought in any such court, (iv) to waive and hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such action in any such court, (v) any such action shall be governed by the laws of the State of New York and (vi) to irrevocably waive and hereby waives any right to a trial by jury in any such action to the same extent such rights are waived pursuant to Section 8.06, as in effect on the date hereof.

          (c)   Notwithstanding anything to the contrary contained herein, Section 5.17, Section 8.11 and this Section 8.15 (and any provision of this Agreement to the extent such modification, waiver or termination of such provision would modify the substance of such Sections) may not be modified, waived or terminated in a manner that is adverse in any respect to the Financing Sources without the prior written consent of the Financing Sources then party to the Debt Commitment Letter.

          (d)   The Financing Sources shall be express third party beneficiaries of Section 5.17, Section 8.11 and this Section 8.15, and shall be entitled to rely on and enforce this such Sections.

[signature page follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

US ECOLOGY, INC.
By:	/s/ JEFFREY R. FEELER
	Name:	Jeffrey R. Feeler
	Title:	President
US ECOLOGY PARENT, INC.
By:	/s/ JEFFREY R. FEELER
	Name:	Jeffrey R. Feeler
	Title:	President
ROOSTER MERGER SUB, INC.
By:	/s/ JEFFREY R. FEELER
	Name:	Jeffrey R. Feeler
	Title:	President
ECOL MERGER SUB, INC.
By:	/s/ JEFFREY R. FEELER
	Name:	Jeffrey R. Feeler
	Title:	President
NRC GROUP HOLDINGS CORP.
By:	/s/ CHRISTIAN T. SWINBANK
	Name:	Christian T. Swinbank
	Title:	President and Chief Executive Officer

[Signature Page to Merger Agreement]

EXHIBIT A
FORM OF PARENT SURVIVING CORPORATION CHARTER
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ECOL MERGER SUB, INC.

JEFFREY R. FEELER and WAYNE R. IPSEN, certify that:

        1.     They are the President and Secretary of ECOL Merger Sub, Inc., a corporation duly incorporated under the laws of the State of Delaware pursuant to the filing of its original certificate of incorporation with the Secretary of State of the State of Delaware on June 19, 2019.

        2.     Pursuant to Sections 242 and 245 of the Delaware General Corporation Law, the Certificate of Incorporation of this corporation, as amended or supplemented, is amended and restated to read as follows:

ARTICLE I

        Name.    The name of the Corporation is [•], Inc.

ARTICLE II

        Registered Office and Agent.    The address of the Corporation's registered office in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of the Corporation's registered agent at such address is Corporation Service Company.

ARTICLE III

        Purpose.    The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and to possess and exercise all of the powers and privileges granted by such law and any other law of Delaware.

ARTICLE IV

        Authorized Capital.    The aggregate number of shares of stock which the Corporation shall have authority to issue is One Hundred (100) shares, all of which are of one class and are designated as Common Stock and each of which has a par value of $0.01.

ARTICLE V

        Bylaws.    The board of directors of the Corporation is authorized to adopt, amend or repeal the bylaws of the Corporation, except as otherwise specifically provided therein.

ARTICLE VI

        Elections of Directors.    Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

A-A-1

ARTICLE VII

        Right to Amend.    The Corporation reserves the right to amend any provision contained in this Amended and Restated Certificate of Incorporation as the same may from time to time be in effect in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder are subject to such reservation.

ARTICLE VIII

        Limitation on Liability.    The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the General Corporation Law of Delaware. Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article VIII shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE IX

        Business Combinations with Interested Stockholders.    The Corporation elects not to be governed by Section 203 of the Delaware General Corporation Law.

        3.     This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware with the sole stockholder of this corporation acting by written consent in lieu of a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.

Dated: [            ], 201[    ]

Jeffrey R. Feeler, President
ATTEST:
Wayne R. Ipsen, Secretary

A-A-2

EXHIBIT B

FORM OF HOLDCO CHARTER AMENDMENT

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

US ECOLOGY PARENT, INC.

a Delaware Corporation

JEFFREY R. FEELER and WAYNE R. IPSEN certify that:

        1.     They are the President and Secretary, respectively, of US Ecology Parent, Inc. a corporation duly incorporated under the laws of the State of Delaware pursuant to the filing of its original certificate of incorporation with the Secretary of State of the State of Delaware on June 19, 2019.

        2.     Pursuant to Sections 242 and 245 of the Delaware General Corporation Law, the Certificate of Incorporation of this corporation, as amended or supplemented, is amended and restated to read as follows:

          FIRST: The name of the Corporation is "US Ecology, Inc."

          SECOND: The address of the registered office of the Corporation in the State of Delaware is [Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808]. The name of its registered agent at such address is [Corporation Service Company].

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of Delaware ("GCL").

          FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 75,000,000 shares of common stock, par value $.01 per share (the "Common Stock") and 1,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock" or "Preferred Shares").

  The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the powers, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

          FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

            1.     The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by Statute or by this Certification of Incorporation or the By-Laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

A-B-1

            2.     The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation.

            3.     At all elections of directors of the Corporation, each holder of stock or of any class or classes or of a series thereof shall be entitled to as many votes as shall equal the number of votes which (except for this provision on cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

            4.     The Board of Directors may adopt, amend or repeal the By-Laws of this corporation.

          SIXTH: The officers of the Corporation shall be chosen in such a manner, shall hold their offices for such terms and shall carry out such duties as are determined solely by the Board of Directors, subject to the right of the Board of Directors to remove any officer or officers at any time with or without cause.

          SEVENTH:

            1.     Each person who was or is made a party to or is threatened to be made a party to or is involuntarily involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director and/or officer of the Corporation, or is or was serving (during his tenure as director and/or officer) at the request of the Corporation, any other corporation, partnership, joint venture, trust or other enterprise in any capacity, whether the basis of such Proceeding is an alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the GCL as now or hereafter in effect (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than are permitted to the Corporation prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection with such Proceeding. Such director or officer shall have the right to be paid by the Corporation for expenses incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of any such Proceeding shall be made only upon receipt by the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it should be determined ultimately that he is not entitled to be indemnified under this Article SEVENTH, Section 1 or otherwise. No amendment to or repeal of this Article SEVENTH, Section 1 shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

            2.     If a claim for indemnity under Article SEVENTH, Section 1 is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the director or officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, together with interest thereon, and if successful in whole or in part, such director or officer shall also be entitled to be paid the expense of prosecuting such claim, including reasonable attorneys' fees incurred in connection therewith. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that such director or officer has not met the standards of conduct which make it permissible under the GCL for the

A-B-2

    Corporation to indemnify him for the amount claimed, but the burden of proving such a defense shall be on the Corporation. Neither the failure of the Corporation (or of its full Board of Directors, its directors who are not parties to the Proceeding with respect to which indemnification is claimed, its stockholders, or independent legal counsel) to have made a determination prior to the commencement of an action pursuant to this Article SEVENTH, Section 2 that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in the GCL, nor an actual determination by any such person or persons that such director or officer has not met such applicable standard of conduct, shall be a defense to such action or create a presumption that such director or officer has not met the applicable standard of conduct.

            3.     No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or is stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this Article SEVENTH, Section 3 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the GCL is amended hereafter to further eliminate or limit the personal liability of directors, the liability of a director of this corporation shall be limited or eliminated to the fullest extent permitted by the GCL, as amended.

            4.     In furtherance and not in limitation of the powers conferred by statute:

              (a)   the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of law; and

              (b)   the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

            5.     Rights Not Exclusive. The rights conferred by this Article SEVENTH shall not be exclusive of any other right which the director or officer may have or hereafter acquire under the GCL or any other statute, or any provision contained in the Corporation's Certificate of Incorporation or Bylaws, or any agreement, or pursuant to a vote of stockholders or disinterested directors, or otherwise.

          EIGHTH:

            1.     For purposes of this Article EIGHTH, the following terms shall have the meanings specified below.

              (a)   A Person shall be deemed to be the "beneficial owner" of, or to "beneficially own", or to have "beneficial ownership" of, shares of the capital stock of the Corporation

A-B-3

      to the extent such Person (i) would be deemed to be the "beneficial owner" thereof pursuant to Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such rule may be amended or supplemented from time to time, and any successor to such rule, and such terms shall apply to and include the holder of record of shares in the Corporation, or (ii) otherwise has the ability to exercise or to control, directly or indirectly, any interest or rights thereof, including any voting power of the shares of the capital stock of the Corporation, under any contract, understanding or other means; provided, however, that a Person shall not be deemed to be the "beneficial owner" of, or to "beneficially own" or to have "beneficial ownership" of, shares of the capital stock of the Corporation if the Corporation determines in accordance with this Article EIGHTH that such Person is not the beneficial owner of such shares for purposes of the U.S. Maritime Laws. Notwithstanding the foregoing, no Person will be deemed to beneficially own shares of capital stock issuable on exercise or conversion of the Redemption Warrants except to the extent such shares are issued on exercise or conversion.

              (b)   "Board of Directors", as used in this Article EIGHTH unless otherwise expressly provided includes any duly authorized committee thereof, and any officer of the Corporation who shall have been duly authorized by the Board of Directors or any such committee thereof.

              (c)   "Citizenship Statement" means any citizenship certifications required under Article EIGHTH, Section 4(b), the written statements and affidavits required under Article EIGHTH, Section 8 given by the beneficial owners or their transferees or proposed or purported transferees, in each case whether such certifications, written statements or affidavits have been given on their own behalf or on behalf of others.

              (d)   "Corporation", as used in this Article EIGHTH, includes the subsidiaries of the Corporation that own vessels that are subject to the U.S. Maritime Laws to the extent the U.S. Maritime Laws require the Corporation to qualify as a U.S. Citizen in order for such subsidiaries to so qualify.

              (e)   "Excess Share Date" shall have the meaning ascribed to such term in Article EIGHTH, Section 5.

              (f)    "Excess Shares" shall have the meaning ascribed to such term in Article EIGHTH, Section 5.

              (g)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended or supplemented from time to time.

              (h)   "Fair Market Value" of one share of a particular class or series of the capital stock of the Corporation shall mean the arithmetic average of the daily VWAP of one share of such capital stock for the 20 consecutive Trading Days immediately preceding the date of measurement, or, if such capital stock is not listed or admitted for unlisted trading privileges on a National Securities Exchange, the average of the reported closing bid and asked prices of such class or series of capital stock on such dates in the over-the-counter market or a comparable system as shown by a system of automated dissemination of quotations of securities prices then in common use comparable to the National Association of Securities Dealers, Inc. Automated Quotations System (and, for the avoidance of doubt, not including the gray market); provided, however, that if at such date of measurement there is otherwise no established trading market for such capital stock, or the number of consecutive Trading Days since the effective date of this Amended and Restated Certificate is less than 20, the "Fair Market Value" of a share of such capital stock shall be determined in good faith by the Board of Directors.

A-B-4

              (i)    "National Securities Exchange" shall mean an exchange registered with the Securities and Exchange Commission under Section 6(a) of the Exchange Act, as such section may be amended or supplemented from time to time, and any successor to such statute.

              (j)    "Non-U.S. Citizen" shall mean any Person other than a U.S. Citizen.

              (k)   "Permitted Percentage" shall mean, with respect to any class or series of capital stock of the Corporation, with respect to all Non-U.S. Citizens in the aggregate, 24% of the shares of such class or series of capital stock of the Corporation from time to time issued and outstanding.

              (l)    "Person" means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, limited liability partnership, trust, unincorporated organization, or government or any agency or political subdivision thereof, or other entity.

              (m)  "Redemption Date" shall have the meaning ascribed to such term in Article EIGHTH, Section 6(c)(iv).

              (n)   "Redemption Notes" shall mean interest-bearing promissory notes of the Corporation with a maturity of not more than 10 years from the date of issue and bearing interest at a fixed rate equal to the yield on the U.S. Treasury Note having a maturity comparable to the term of such Redemption Notes as published in The Wall Street Journal or comparable publication at the time of the issuance of the Redemption Notes. Such notes shall be governed by the terms of an indenture to be entered into by and between the Corporation and a trustee, as may be amended from time to time. Redemption Notes shall be redeemable at par plus accrued but unpaid interest.

              (o)   "Redemption Notice" shall have the meaning ascribed to such term in Article EIGHTH, Section 6(c)(iii).

              (p)   "Redemption Price" shall have the meaning ascribed to such term in Article EIGHTH, Section 6(c)(i).

              (q)   "Redemption Warrants" shall mean the warrants issued pursuant to a warrant agreement to be entered into between the Corporation and [WARRANT AGENT] (or any successor thereto), as warrant agent, with respect to the warrants entitling the holders thereof to purchase shares of Common Stock with an exercise price per warrant equal to $0.01 per share of Common Stock. A holder of Redemption Warrants (or its proposed or purported transferee) who cannot establish to the satisfaction of the Corporation that it is a U.S. Citizen shall not be permitted to exercise its Redemption Warrants if the shares issuable upon exercise would constitute Excess Shares if they were issued. Redemption Warrants shall not entitle the holder to have any rights or privileges of stockholders of the Corporation solely by virtue of such Redemption Warrants, including, without limitation, any rights to vote, to receive dividends or distributions, to exercise any preemptive rights, or to receive notices, in each case, as stockholders of the Corporation, until they exercise their Redemption Warrants and receive shares of Common Stock.

              (r)   "Trading Day" shall mean a day on which the principal National Securities Exchange on which shares of any class or series of the capital stock of the Corporation are listed is open for the transaction of business or, if such capital stock is not listed or admitted for unlisted trading privileges on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

A-B-5

              (s)   "transfer" shall mean any transfer of beneficial ownership of shares of the capital stock of the Corporation, including (i) original issuance of shares, (ii) issuance of shares upon the exercise, conversion or exchange of any securities of the Corporation, including Redemption Warrants, and (iii) transfer by merger, transfer by testamentary disposition, transfer pursuant to a court order or arbitration award, or other transfer by operation of law.

              (t)    "transferee" shall mean any Person receiving beneficial ownership of shares of the capital stock of the Corporation, including any recipient of shares resulting from (i) the original issuance of shares, (ii) the issuance of shares upon the exercise, conversion or exchange of any securities of the Corporation, including Redemption Warrants, or (iii) transfer by merger, transfer by testamentary disposition, transfer pursuant to a court order or arbitration award, or other transfer by operation of law; all references to "transferees" shall also include, and the provisions of this Article EIGHTH (including, without limitation, requirements to provide Citizenship Statements) shall apply to, any beneficial owner on whose behalf a transferee is acting as custodian, nominee, fiduciary, purchaser representative or in any other capacity.

              (u)   "U.S. Citizen" shall mean a citizen of the United States within the meaning of the U.S. Maritime Laws, eligible and qualified to own and operate U.S.-flag vessels in the U.S. Coastwise Trade.

              (v)   "U.S. Coastwise Trade" shall mean the carriage or transport of merchandise and/or other materials and/or passengers in the coastwise trade of the United States of America within the meaning of 46 U.S.C. Chapter 551 and any successor statutes thereto, as amended or supplemented from time to time.

              (w)  "U.S. Maritime Laws" shall mean, collectively, the U.S. citizenship and cabotage laws principally contained in 46 U.S.C. § 50501 and 46 U.S.C. Chapters 121 and 551 and any successor statutes thereto, together with the rules and regulations promulgated thereunder by the U.S. Coast Guard and, to the extent applicable to the Corporation, the U.S. Maritime Administration and their respective practices enforcing, administering and interpreting such laws, statutes, rules and regulations, in each case as amended or supplemented from time to time, relating to the ownership and operation of U.S.-flag vessels in the U.S. Coastwise Trade.

              (x)   "VWAP" means for any Trading Day and any security (including Common Stock and Preferred Stock), the price for such security determined by the daily volume weighted average price per unit of such security for such Trading Day on the New York Stock Exchange or The Nasdaq Stock Market, as the case may be, in each case, for the regular trading session (including any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session), or if such security is not listed or quoted on the New York Stock Exchange or The Nasdaq Stock Market, as reported by the principal National Securities Exchange on which such security is then listed or quoted, whichever is applicable, as published by Bloomberg at 4:15 p.m., New York City time (or 15 minutes following the end of any extension of the regular trading session), on such Trading Day.

            2.     Restrictions on Ownership of Shares by Non-U.S. Citizens.    Non-U.S. Citizens shall not be permitted to beneficially own in the aggregate, more than the Permitted Percentage of each class or series of the capital stock of the Corporation. To help ensure that at no time Non-U.S. Citizens, in the aggregate, become the beneficial owners of more than the Permitted Percentage of the issued and outstanding shares of any class or series of capital stock of the Corporation, and to enable the Corporation to comply with any requirement that it be, and

A-B-6

    submit any proof that it is, a U.S. Citizen under any applicable law or under any contract with the United States government (or any agency thereof), the Corporation shall have the power to take the actions prescribed in Article EIGHTH, Section 3 through Article EIGHTH, Section 8. The provisions of this Article EIGHTH are intended to ensure that the Corporation continues to qualify as a U.S. Citizen under the U.S. Maritime Laws so that the Corporation does not cease to be qualified: (a) under the U.S. Maritime Laws to own and operate vessels in the U.S. Coastwise Trade; (b) to operate vessels under an agreement with the United States government (or any agency thereof) that requires the Corporation to qualify as a U.S. Citizen; or (c) to participate in or receive the benefits of any statutory program that requires the Corporation to qualify as a U.S. Citizen. The Board of Directors is specifically authorized to make all determinations and to adopt and effect all policies and measures necessary or desirable, in accordance with applicable law and this Amended and Restated Certificate, to fulfill the purposes or implement the provisions of this Article EIGHTH; provided, however, that determinations with respect to redemptions of any Excess Shares shall be made only by the Board of Directors.

            3.     Dual Share System.

              (a)   To implement the requirements set forth in Article EIGHTH, Section 2, the Corporation may, but is not required to, institute a dual share system such that: (i) each certificate and/or book entry (in the case of uncertificated shares) representing shares of each class or series of capital stock of the Corporation that are beneficially owned by a U.S. Citizen shall be marked "U.S. Citizen" and each certificate and/or book entry (in the case of uncertificated shares) representing shares of each class or series of capital stock of the Corporation that are beneficially owned by a Non-U.S. Citizen shall be marked "Non-U.S. Citizen", but with all such certificates and/or book entries (in the case of uncertificated shares) to be identical in all other respects and to comply with all provisions of the laws of the State of Delaware; (ii) an application to transfer shares shall be set forth on the back of each certificate or made available by the Corporation (in the case of book entry shares) in which a proposed transferee of title to shares shall apply to the Corporation to transfer the number of shares indicated therein and shall certify as to the citizenship of such proposed transferee; (iii) a certification shall be submitted by such proposed transferee (which may include as part thereof a form of affidavit), upon which the Corporation and its transfer agent (if any) shall be entitled (but not obligated) to rely conclusively, stating whether such proposed transferee is a U.S. Citizen; and (iv) the stock transfer records of the Corporation may be maintained in such manner as to enable the percentages of the shares of each class or series of the Corporation's capital stock that are beneficially owned by U.S. Citizens and by Non-U.S. Citizens to be confirmed. The Board of Directors is authorized to take such other ministerial actions or make such interpretations of this Amended and Restated Certificate as it may deem necessary or advisable in order to implement a dual share system consistent with the requirements set forth in Article EIGHTH, Section 2 and to ensure compliance with such system and such requirements.

              (b)   A conspicuous statement shall be set forth on the face or back of each certificate and/or on each book entry (in the case of uncertificated shares) representing shares of each class or series of capital stock of the Corporation to the effect that: (i) such shares and the beneficial ownership thereof are subject to restrictions on transfer set forth in this Amended and Restated Certificate; and (ii) the Corporation will furnish, without charge, to each stockholder of the Corporation who so requests a copy of this Amended and Restated Certificate.

A-B-7

            4.     Restrictions on Transfers.

              (a)   No shares of any class or series of the capital stock of the Corporation may be transferred to a Non-U.S. Citizen or to a holder of record that will hold such shares for or on behalf of a Non-U.S. Citizen if, upon completion of such transfer, the number of shares of such class or series beneficially owned by Non-U.S. Citizens in the aggregate would exceed the Permitted Percentage for such class or series. Any transfer or purported transfer of beneficial ownership of any shares of any class or series of capital stock of the Corporation, the effect of which would be to cause Non-U.S. Citizens in the aggregate to beneficially own shares of any class or series of capital stock of the Corporation in excess of the Permitted Percentage for such class or series, shall, to the fullest extent permitted by law, be void ab initio and ineffective, and, to the extent that the Corporation or its transfer agent (if any) knows that such transfer or purported transfer would, if completed, be in violation of the restrictions on transfers to Non-U.S. Citizens set forth in this Article EIGHTH, neither the Corporation nor its transfer agent (if any) shall register such transfer or purported transfer on the stock transfer records of the Corporation and neither the Corporation nor its transfer agent (if any) shall recognize the transferee or purported transferee thereof as a stockholder of the Corporation with respect to such shares for any purpose whatsoever (including for purposes of voting, dividends and other distributions) except to the extent necessary to effect any remedy available to the Corporation under this Article EIGHTH. In no event shall any such registration or recognition make such transfer or purported transfer effective unless the Board of Directors shall have expressly and specifically authorized the same.

              (b)   In connection with any proposed or purported transfer of shares of any class or series of the capital stock of the Corporation, any transferee or proposed or purported transferee of shares may be required by the Corporation or its transfer agent (if any) to deliver (i) a certification by such transferee or proposed or purported transferee (which may include as part thereof an affidavit) upon which the Corporation and its transfer agent (if any) shall be entitled (but not obligated) to rely conclusively, stating whether such transferee or proposed or purported transferee is a U.S. Citizen, and (ii) such other documentation and information concerning the citizenship of such transferee or proposed or purported transferee (as applicable) under Article EIGHTH, Section 8 as the Corporation may request in its sole discretion. Registration and recognition of any transfer of shares may be denied by the Corporation upon refusal or failure to furnish any of the foregoing Citizenship Statements. Each proposed or purported transferor of such shares shall reasonably cooperate with any requests from the Corporation to facilitate the transmission of requests for such Citizenship Statements to the proposed or purported transferee and such proposed or purported transferee's responses thereto.

              (c)   Notwithstanding any of the provisions of this Article EIGHTH, the Corporation shall be entitled (but not obligated) to rely, without limitation, on the stock transfer and other stockholder records of the Corporation (and its transfer agent, if any) for the purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies, and otherwise conducting votes of stockholders.

            5.     Excess Shares.    If on any date, including, without limitation, any record date (each, an "Excess Share Date"), the number of shares of any class or series of capital stock of the Corporation beneficially owned by Non-U.S. Citizens in the aggregate exceeds the Permitted Percentage with respect to such class or series of capital stock, irrespective of the date on which such event becomes known to the Corporation (such shares in excess of the Permitted Percentage, the "Excess Shares"), then the shares of such class or series of capital stock of the Corporation that constitute Excess Shares for purposes of this Article EIGHTH shall be

A-B-8

    (x) those shares that have been acquired by or become beneficially owned by Non-U.S. Citizens, starting with the most recent acquisition of beneficial ownership of such shares by a Non-U.S. Citizen and including, in reverse chronological order of acquisition, all other acquisitions of beneficial ownership of such shares by Non-U.S. Citizens from and after the acquisition of beneficial ownership of such shares by a Non-U.S. Citizen that first caused such Permitted Percentage to be exceeded, or (y) those shares beneficially owned by Non-U.S. Citizens that exceed the Permitted Percentage as the result of any repurchase or redemption by the Corporation of shares of its capital stock, starting with the most recent acquisition of beneficial ownership of such shares by a Non-U.S. Citizen and going in reverse chronological order of acquisition; provided, however, that: (a) the Corporation shall have the sole power to determine, in the exercise of its reasonable judgment, those shares of such class or series that constitute Excess Shares in accordance with the provisions of this Article EIGHTH; (b) the Corporation may in its reasonable discretion rely on any reasonable documentation provided by Non-U.S. Citizens with respect to the date and time of their acquisition of beneficial ownership of Excess Shares; (c) if the acquisition of beneficial ownership of more than one Excess Share occurs on the same date and the time of acquisition is not definitively established, then the order in which such acquisitions shall be deemed to have occurred on such date shall be determined by lot or by such other method as the Corporation may, in its reasonable discretion, deem appropriate; (d) Excess Shares that result from a determination that a beneficial owner has ceased to be a U.S. Citizen shall be deemed to have been acquired, for purposes of this Article EIGHTH, as of the date that such beneficial owner ceased to be a U.S. Citizen; and (e) the Corporation may adjust upward to the nearest whole share the number of shares of such class or series deemed to be Excess Shares. Any determination made by the Corporation pursuant to this Article EIGHTH, Section 5 as to which any shares of any class or series of the Corporation's capital stock constitute Excess Shares of such class or series shall be conclusive and shall be deemed effective as of the applicable Excess Share Date for such class or series.

            6.     Redemption.

              (a)   In the event that (i) the provisions of Article EIGHTH, Section 4(a) would not be effective for any reason to prevent the transfer of beneficial ownership of any Excess Share of any class or series of the capital stock of the Corporation to a Non-U.S. Citizen (including by reason of the applicability of Article EIGHTH, Section 10), (ii) a change in the status of a Person from a U.S. Citizen to a Non-U.S. Citizen causes a share of any class or series of capital stock of the Corporation of which such Person is the beneficial owner to constitute an Excess Share, (iii) any repurchase or redemption by the Corporation of shares of its capital stock causes any share of any class or series of capital stock of the Corporation beneficially owned by Non-U.S. Citizens in the aggregate to exceed the Permitted Percentage and thereby constitute an Excess Share, or (iv) a beneficial owner of a share of any class or series of capital stock of the Corporation has been determined to be or to be treated as a Non-U.S. Citizen pursuant to Article EIGHTH, Section 7 or Article EIGHTH, Section 8, respectively, and the beneficial ownership of such share by such Non-U.S. Citizen results in such share constituting an Excess Share, then, the Corporation, by action of the Board of Directors (or any duly authorized committee thereof), in its sole discretion, pursuant to applicable provisions of the GCL is authorized to redeem such Excess Share in accordance with this Article EIGHTH, Section 6, unless the Corporation does not have sufficient lawfully available funds to permit such redemption or such redemption is not otherwise permitted under the GCL or other provisions of applicable law; provided, however, that the Corporation shall not have any obligation under this Article EIGHTH, Section 6 to redeem any one or more Excess Shares.

A-B-9

              (b)   Until such time as any Excess Shares subject to redemption by the Corporation pursuant to this Article EIGHTH, Section 6 are so redeemed by the Corporation at its option and beginning on the first Excess Share Date for the classes or series of the Corporation's capital stock of which such Excess Shares are a part, to the fullest extent permitted by applicable law:

                  (i)  the holders of such Excess Shares subject to redemption shall (so long as such shares constitute Excess Shares) not be entitled to any voting rights with respect to such Excess Shares; and

                 (ii)  the Corporation shall (so long as such shares constitute Excess Shares) pay into a segregated account dividends and any other distributions (upon liquidation or otherwise) in respect of such Excess Shares.

      Full voting rights shall be restored to any shares of a class or series of capital stock of the Corporation that were previously deemed to be Excess Shares, and any dividends or distributions with respect thereto that have been previously paid into a segregated account shall be due and paid solely to the holders of record of such shares, promptly after such time as, and to the extent that, such shares have ceased to be Excess Shares (including as a result of the sale of such shares to a U.S. Citizen prior to the issuance of a Redemption Notice pursuant to Article EIGHTH, Section 6(c)(iii)); provided, however, that such shares have not been already redeemed by the Corporation at its option pursuant to this Article EIGHTH, Section 6.

              (c)   The terms and conditions of redemptions by the Corporation of Excess Shares of any class or series of the Corporation's capital stock under this Article EIGHTH, Section 6 shall be as follows:

                  (i)  the per share redemption price (the "Redemption Price") for each Excess Share shall be paid by the issuance of one Redemption Warrant (or such higher number of Redemption Warrants or a fraction of a Redemption Warrant, as the case may be, then exercisable for one share of Common Stock) for each Excess Share; provided, however, that if the Corporation determines that a Redemption Warrant would be treated as capital stock under the U.S. Maritime Laws or that the Corporation may not issue Redemption Warrants for any reason, then the Redemption Price shall be paid, as determined by the Board of Directors (or any duly authorized committee thereof) in its sole discretion, (A) in cash (by wire transfer or bank or cashier's check), (B) by the issuance of Redemption Notes, (C) by any combination of cash and Redemption Notes (it being understood that all Excess Shares being redeemed in the same transaction or any series of related transactions shall be redeemed for the same amount and form of consideration), or (D) by any other means authorized or permitted under the GCL;

                 (ii)  with respect to the portion of the Redemption Price being paid in whole or in part by cash and/or by the issuance of Redemption Notes, such portion of the Redemption Price shall be an amount equal to, in the case of cash, or a principal amount equal to, in the case of Redemption Notes, the sum of (A) the Fair Market Value of such Excess Share as of the date of redemption of such Excess Share plus (B) an amount equal to the amount of any dividend or any other distribution (upon liquidation or otherwise) declared in respect of record of such Excess Share prior to the date on which such Excess Share is called for redemption and which amount has been paid into a segregated account by the Corporation pursuant to Article EIGHTH, Section 6(b) (which shall be in full satisfaction of any right of the holder

A-B-10

        to any amount(s) in such segregated account to the extent relating to such Excess Share);

                (iii)  written notice of the redemption of the Excess Shares containing the information set forth in Article EIGHTH, Section 6(c)(v), together with a letter of transmittal to accompany certificates, if any, representing the Excess Shares that have been called for redemption, shall be given either by hand delivery or by overnight courier service or by first-class mail, postage prepaid, to each holder of record of the Excess Shares to be redeemed, at such holder's last known address as the same appears on the stock register of the Corporation (the "Redemption Notice"), unless such notice is waived in writing by any such holder(s);

                (iv)  the date on which the Excess Shares shall be redeemed (the "Redemption Date") shall be the later of (A) the date specified in the Redemption Notice sent to the record holder of the Excess Shares (which shall not be earlier than the date of such notice), and (B) the date on which the Corporation has irrevocably deposited in trust with a paying agent or set aside for the benefit of such record holder consideration sufficient to pay the Redemption Price to such record holders of such Excess Shares in Redemption Warrants, cash and/or Redemption Notes;

                 (v)  each Redemption Notice to each holder of record of the Excess Shares to be redeemed shall specify (A) the Redemption Date (as determined pursuant to Article EIGHTH, Section 6(c)(iv)); (B) the number and the class or series of shares of capital stock to be redeemed from such holder as Excess Shares (and to the extent such Excess Shares are certificated, the certificate number(s) representing such Excess Shares), (C) the Redemption Price and the manner of payment thereof, (D) the place where certificates for such Excess Shares (if such Excess Shares are certificated) are to be surrendered for cancellation, (E) any instructions as to the endorsement or assignment for transfer of such certificates (if any) and the completion of the accompanying letter of transmittal, and (F) the fact that all right, title and interest in respect of the Excess Shares to be redeemed (including, without limitation, voting, dividend and distribution rights) shall permanently cease and terminate on the Redemption Date, except for the right to receive the Redemption Price, without interest;

                (vi)  on and after the Redemption Date, all right, title and interest in respect of the Excess Shares selected for redemption (including, without limitation, voting and dividend and distribution rights) shall forthwith permanently cease and terminate, such Excess Shares shall no longer be deemed to be outstanding shares for any purpose, including, without limitation, for purposes of voting or determining the total number of shares entitled to vote on any matter properly brought before the stockholders for a vote thereon or receiving any dividends or distributions (and may be either cancelled or held by the Corporation as treasury stock), and the holders of record of such Excess Shares shall thereafter be entitled only to receive the Redemption Price, without interest; and

               (vii)  upon surrender of the certificates (if any) for any Excess Shares so redeemed in accordance with the requirements of the Redemption Notice and the accompanying letter of transmittal (and otherwise in proper form for transfer as specified in the Redemption Notice), the holder of record of such Excess Shares shall be entitled to payment of the Redemption Price. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate (or certificates), to the extent such shares were certificated, shall be issued representing the shares not

A-B-11

        redeemed, without cost to the holder of record. On the Redemption Date, to the extent that dividends or other distributions (upon liquidation or otherwise) with respect to the Excess Shares selected for redemption were paid into a segregated account in accordance with Article EIGHTH, Section 6(b)(ii), then to the fullest extent permitted by applicable law, such amounts shall be released to the Corporation upon the completion of such redemption.

              (d)   Nothing in this Article EIGHTH, Section 6 shall prevent the recipient of a Redemption Notice from transferring its shares before the Redemption Date if such transfer is otherwise permitted under this Amended and Restated Certificate and applicable law and prior to the Redemption Date the recipient provides notice of such proposed or purported transfer to the Corporation along with the documentation and information required under Article EIGHTH, Section 4(b) and Article EIGHTH, Section 8 establishing that the proposed or purported transferee is a U.S. Citizen to the satisfaction of the Corporation in its reasonable discretion. If such conditions are met, the Board of Directors (or any duly authorized committee thereof) shall withdraw the Redemption Notice related to such shares, but otherwise the redemption thereof shall proceed on the Redemption Date in accordance with this Section and the Redemption Notice.

            7.     Citizenship Determinations. The Corporation shall have the power to determine, in the exercise of its reasonable judgment and with the advice of counsel, the citizenship of the beneficial owners and the transferees or proposed or purported transferees of any class or series of the Corporation's capital stock for the purposes of this Article EIGHTH. In making such determinations, the Corporation may rely (a) on the stock transfer records of the Corporation and Citizenship Statements and (b) on any reasonable or accepted ownership presumption or fair inference rule, to establish the citizenship of such beneficial owners, transferees or proposed or purported transferees. The determination of the citizenship of such beneficial owners, transferees or proposed or purported transferees may also be established in such other manner as the Corporation may deem reasonable pursuant to Article EIGHTH, Section 8(b). The determination of the Corporation at any time as to the citizenship of such beneficial owners, transferees or proposed or purported transferees in accordance with the provisions of this Article EIGHTH shall be conclusive.

            8.     Requirement to Provide Citizenship Information.

              (a)   In furtherance of the requirements of Article EIGHTH, Section 2, and without limiting any other provision of this Article EIGHTH, the Corporation may require the beneficial owners of shares of any class or series of the Corporation's capital stock to confirm their citizenship status from time to time in accordance with the provisions of this Article EIGHTH, Section 8, and, as a condition to acquiring and having beneficial ownership of shares of any class or series of capital stock of the Corporation, every beneficial owner of any such shares must comply with the following provisions:

                  (i)  promptly upon a beneficial owner's acquisition of beneficial ownership of five percent or more of the outstanding shares of any class or series of capital stock of the Corporation, and at such other times as the Corporation may determine by written notice to such beneficial owner, such beneficial owner must provide to the Corporation a written statement or an affidavit, as specified by the Corporation, duly signed, stating the name and address of such beneficial owner, the number of shares of each class or series of capital stock of the Corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, a statement as to whether such beneficial owner is a U.S. Citizen, and such other

A-B-12

        information and documents required by the U.S. Coast Guard or the U.S. Maritime Administration under the U.S. Maritime Laws, including 46 C.F.R. Parts 67 and 355;

                 (ii)  promptly upon request by the Corporation, each beneficial owner must provide to the Corporation a written statement or an affidavit, as specified by the Corporation, duly signed, stating the name and address of such beneficial owner, the number of shares of each class or series of capital stock of the Corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, a statement as to whether such beneficial owner is a U.S. Citizen, and such other information and documents required by the U.S. Coast Guard or the U.S. Maritime Administration under the U.S. Maritime Laws, including 46 C.F.R. Parts 67 and 355;

                (iii)  promptly upon request by the Corporation, any beneficial owner must provide to the Corporation a written statement or an affidavit, as specified by the Corporation, duly signed, stating the name and address of such beneficial owner, together with reasonable documentation of the date and time of such beneficial owner's acquisition of beneficial ownership of the shares of any class or series of capital stock of the Corporation specified by the Corporation in its request;

                (iv)  promptly after becoming a beneficial owner, every beneficial owner must provide, or authorize such beneficial owner's broker, dealer, custodian, depositary, nominee or similar agent with respect to the shares of each class or series of the Corporation's capital stock beneficially owned by such beneficial owner to provide, to the Corporation such beneficial owner's address and other contact information as may be requested by the Corporation; and

                 (v)  every beneficial owner must provide to the Corporation, at any time such beneficial owner ceases to be a U.S. Citizen, as promptly as practicable but in no event less than five business days after the date such beneficial owner becomes aware that it has ceased to be a U.S. Citizen, a written statement, duly signed, stating the name and address of the beneficial owner, the number of shares of each class or series of capital stock of the Corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, and a statement as to such change in status of such beneficial owner to a Non-U.S. Citizen.

              (b)   The Corporation may at any time require reasonable proof, in addition to the Citizenship Statements certifications required under Article EIGHTH, Section 4(b) and the written statements and affidavits required under Article EIGHTH, Section 8(a), of the citizenship of the beneficial owner or the transferee or proposed or purported transferee of shares of any class or series of the Corporation's capital stock.

              (c)   In the event that (i) the Corporation requests in writing (in which express reference is made to this Article EIGHTH, Section 8) from a beneficial owner of shares of any class or series of the Corporation's capital stock a Citizenship Statement, and (ii) such beneficial owner fails to provide the Corporation with the requested documentation by the date set forth in such written request, then, to the fullest extent permitted by applicable law: (A)(x) the voting rights of such beneficial owner's shares of the Corporation's capital stock shall be suspended, and (y) any dividends or other distributions (upon liquidation or otherwise) with respect to such shares shall be paid into a segregated account, until such requested documentation is submitted in form and substance reasonably satisfactory to the Corporation, subject to the other provisions of this Article EIGHTH; provided, however, that the Corporation shall have the power, in its sole discretion, to extend the date by which such requested documentation must be

A-B-13

      provided and/or to waive the application of sub-clauses (x) and/or (y) of this clause (ii)(A) to any of the shares of such beneficial owner in any particular instance; and (B) the Corporation, upon approval by the Board of Directors in its sole discretion, shall have the power to treat such beneficial owner as a Non-U.S. Citizen unless and until the Corporation receives the requested documentation confirming that such beneficial owner is a U.S. Citizen.

              (d)   In the event that (i) the Corporation requests in writing (in which express reference is made to this Article EIGHTH, Section 8) from the transferee or proposed or purported transferee of, shares of any class or series of the Corporation's capital stock a Citizenship Statement, and (ii) such Person fails to submit the requested documentation in form and substance reasonably satisfactory to the Corporation, subject to the other provisions of this Article EIGHTH, by the date set forth in such written request, the Corporation, acting through its Board of Directors, shall have the power, in its sole discretion, (i) to refuse to accept any application to transfer ownership of such shares (if any) or to register such shares on the stock transfer records of the Corporation and may prohibit and/or void such transfer, including by placing a stop order with the Corporation's transfer agent (if any), until such requested documentation is so submitted and the Corporation is satisfied that the proposed or purported transfer of shares will not result in Excess Shares, and (ii) to treat shares held by such Person as Excess Shares subject to the provisions of this Article EIGHTH and the remedies provided for herein.

            9.     Severability. Each provision of this Article EIGHTH is intended to be severable from every other provision. If any one or more of the provisions contained in this Article EIGHTH is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of any other provision of this Article EIGHTH shall not be affected, and this Article EIGHTH shall be construed as if the provisions held to be invalid, illegal or unenforceable had never been contained herein.

        NINTH:    The Corporation reserves the right to repeal, alter, amend, or rescind any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

        This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware with the sole stockholder of this corporation acting by written consent in lieu of a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.

Dated: [                ], 201[    ]

Jeffrey R. Feeler, President
ATTEST:
Wayne R. Ipsen, Secretary

A-B-14

ANNEX B

EXECUTION VERSION

SUPPORT AGREEMENT

        This SUPPORT AGREEMENT (this "Agreement") is made and entered into as of June 23, 2019 by and among US Ecology, Inc., a Delaware corporation ("Parent"), US Ecology Parent, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Holdco"), Rooster Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco ("Rooster Merger Sub"), and the undersigned stockholders (the "Stockholders") of NRC Group Holdings Corp., a Delaware corporation (the "Company").

RECITALS

        WHEREAS, Parent, Holdco, Rooster Merger Sub, ECOL Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco ("Parent Merger Sub") and the Company have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which provides for, among other things, the merger of Rooster Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the "Rooster Merger"), pursuant to which each share of Company common stock, par value $0.0001 per share ("Company Common Stock"), and Company 7.00% Series A Convertible Cumulative Preferred Stock, par value 0.0001 per share (the "Company Series A Preferred Stock") that is not a Dissenting Share will thereupon be cancelled and converted into the right to receive the Common Merger Consideration or the Preferred Merger Consideration, as applicable;

        WHEREAS, the Stockholders are record holders and/or beneficial owners (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of such number of shares of the Company Capital Stock as is indicated on Schedule I of this Agreement; and

        WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent, Holdco Parent Merger Sub and Rooster Merger Sub have required the Stockholders, and in order to induce Parent, Holdco Parent Merger Sub and Rooster Merger Sub to enter into the Merger Agreement, each Stockholder (solely in each Stockholder's capacity as such) has agreed, to enter into this Agreement.

AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and for other good and valuable consideration and intending legally to be bound, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

          1.    Certain Definitions.    All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

    (a)
    "Encumbrance" shall mean any lien, hypothecation, adverse claim, charge, security interest, pledge or option, proxy, right of first refusal, voting trust or any other similar right.

    (b)
    "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VII thereof, (ii) the Effective Time, (iii) such date that a Company Adverse Recommendation Change pursuant to Section 5.04(e) of the Merger Agreement has been made and (iv) the termination of this Agreement by mutual written consent of the parties.

    (c)
    "Permitted Encumbrance" shall mean any Encumbrance arising under securities Laws.

    (d)
    "Subject Shares" shall mean (i) all shares of Company Common Stock and Company Series A Preferred Stock beneficially owned by such Stockholder as of the date hereof and (ii) all additional shares of Company Common Stock and Company Series A Preferred Stock of which such Stockholder acquires beneficial ownership during the Support Period (including by way of stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or issued upon the exercise of any options, the settlement of any restricted stock or other conversion of any convertible securities).

    (e)
    "Support Period" means that period from the date of this Agreement through the Expiration Date.

    (f)
    "Transfer" means to, directly or indirectly, (i) sell, pledge, create an Encumbrance with respect to (other than Permitted Encumbrances), assign, exchange, grant an option with respect to, transfer, gift, dispose of or enter into any derivative arrangement with respect to any subject property or any interest therein; or (ii) enter into an agreement or commitment providing for the sale, pledge, creation of an Encumbrance (other than Permitted Encumbrances), assignment, exchange, transfer, gift, disposition of or any derivative arrangement with respect to, or grant of an option with respect to, such subject property or any interest therein.

          2.    Transfer of Subject Shares.

    (a)
    Transfer Restrictions.    Except as expressly contemplated by this Agreement, during the Support Period, each Stockholder shall not cause or voluntarily consent to any Transfer of any of the Subject Shares to be effected. Notwithstanding the foregoing, (x) direct or indirect transfers of equity or other interests in such Stockholder by its equityholders is not prohibited by this Section 2(a) and (y) each Stockholder may make Transfers of Subject Shares as Parent may agree in advance in writing.

    (b)
    Transfer of Voting Rights.    During the Support Period, each Stockholder shall not (i) deposit any Subject Shares in a voting trust or grant any proxy or power of attorney or enter into any voting agreement or similar agreement with respect to any of the Subject Shares or (ii) take (or knowingly refrain from taking) any other action that would in any way restrict, limit or interfere with the performance of such Stockholder's obligations hereunder. Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined.

    (c)
    Exceptions.    Nothing in this Section 2 shall prohibit a Transfer of Subject Shares by a Stockholder to one or more partners, or members of a Stockholder or to an affiliated entity under common control with a Stockholder; provided, however, that a Transfer referred to in this Section 2(c) shall be permitted only if the transferee agrees in advance in writing, reasonably satisfactory in form and substance to Parent, to be bound by the terms of this Agreement.

    (d)
    Involuntary Transfer.    If any involuntary Transfer of any of the Subject Shares shall occur (including, but not limited to, a sale by such Stockholder's trustee in any bankruptcy, or a sale to a purchaser at any creditor's or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

          3.    Voting Agreement.

    a.
    During the Support Period, each Stockholder irrevocably and unconditionally hereby agrees that at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the Company's stockholders, however called, and in connection with any written consent of the Company's stockholders, if applicable, each Stockholder shall (i) appear at such meeting or otherwise cause all of the Subject Shares entitled to vote thereat, as applicable, to be counted as present thereat for purposes of calculating a quorum, and (ii) vote or cause to be voted (including by proxy or written consent, if applicable) all such Subject Shares entitled to vote thereat, as applicable, (A) in favor of the adoption of the Merger Agreement, (B) in favor of any proposal to adjourn or postpone such meeting of the Company's stockholders to a later date if there are not sufficient votes to adopt the Merger Agreement, (C) against any action or proposal in favor of a Takeover Proposal, without regard to the terms of such Takeover Proposal, and (D) against any action, proposal, transaction, agreement or amendment of the Company's Governing Documents, in each case of this clause (D) which would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of such Stockholder contained in this Agreement, or (2) prevent, impede, interfere with, delay, postpone, or adversely affect the consummation of the transactions contemplated by the Merger Agreement, including the Rooster Merger. For the avoidance of doubt, the foregoing commitments apply to any Subject Shares held by any trust, limited partnership or other entity directly or indirectly holding Subject Shares for which such Stockholder serves in any partner, stockholder, trustee or similar capacity. Each Stockholder represents, covenants and agrees that, (x) except for this Agreement, it has not entered into, and shall not enter into during the Support Period, any voting agreement or voting trust with respect to any Subject Shares and (y) except as expressly set forth herein, each Stockholder has not granted, and shall not grant during the Support Period, a proxy, consent or power of attorney with respect to any Subject Shares. Each Stockholder agrees not to enter into any agreement or commitment with any person the effect of which would violate the provisions of this Agreement.

    b.
    In furtherance and not in limitation of the foregoing, until the termination of this Agreement in accordance with its terms, each Stockholder hereby appoints each of Jeffrey R. Feeler and Wayne R. Ipsen or any other person acting as Chief Executive Officer or General Counsel of Parent and any designee thereof, and each of them individually, its proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Support Period with respect to any and all of the Subject Shares in accordance with this Section 3. This proxy and power of attorney are given to secure the performance of the duties of each Stockholder under this Agreement. Each Stockholder hereby agrees that this proxy and power of attorney granted by each Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient under applicable Law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Stockholder with respect to any Subject Shares regarding the matters set forth in this first sentence of this paragraph. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death or incapacity of such Stockholder.

          4.    Non-Solicitation.    Each Stockholder hereby agrees, and agrees to cause its controlled affiliates (which, for the avoidance of doubt, does not include the Company) and its and their representatives not to, take any action which, were it taken by the Company or its Representatives, would violate Section 5.04 (No Solicitation) of the Merger Agreement.

          5.    Directors and Officers.    Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or shall require a Stockholder to attempt to) limit or restrict a Stockholder in his or her capacity as a director or officer of the Company or any designee of, or Person affiliated with, such Stockholder who is a director or officer of the Company from acting in such capacity and exercising his or her rights or fiduciary duties as a director or officer of the Company or voting in such person's sole discretion on any matter (it being understood that this Agreement shall apply to such Stockholder solely in such Stockholder's capacity as a stockholder of the Company and that any director or officer of the Company who signs this Agreement on behalf of a Stockholder is signing only as an individual and not in any other capacity). No action (or inaction) taken by a Stockholder or any designee of, or Person affiliated with, such Stockholder who is a director or officer of the Company in their capacity as a director or officer of the Company shall be deemed to constitute a breach of this Agreement.

          6.    No Ownership Interest.    Nothing contained in this Agreement shall be deemed to vest in Parent, Holdco, Parent Merger Sub or Rooster Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to each Stockholder, and neither Parent, Holdco, Parent Merger Sub nor Rooster Merger Sub shall have the authority by virtue of this Agreement or the transactions to be consummated pursuant hereto to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Subject Shares to the extent such Subject Shares are entitled to be voted, except as otherwise provided herein.

  7.
  Representations and Warranties of the Stockholders.    Each Stockholder on its own behalf hereby represents and warrants to Parent, Holdco, Parent Merger Sub and Rooster Merger Sub, severally and not jointly, as follows:

  (a)
  Power; Binding Agreement.    Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, Holdco and Rooster Merger Sub and the Company constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance and other equitable remedies.

  (b)
  No Conflicts.    Except for filings under the Exchange Act, the Securities Act and filings under the HSR Act, no filing with, and no permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby. None of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby will (i) conflict with or result in any breach of any Governing Documents of such Stockholder; (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's properties or assets may be bound; or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule, or regulation applicable to such Stockholder or any of such Stockholder's properties or assets, except, in the case of each of the foregoing clauses (i) - (iii), as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation by such Stockholder of the transactions contemplated hereby.

    (c)
    Ownership of Shares.    Each Stockholder is the record and/or beneficial owner of the shares of Company Common Stock and Company Series A Preferred Stock as of the date hereof set forth opposite such Stockholder's name on Schedule I of this Agreement, all of which are free and clear of any Encumbrances (other than Permitted Encumbrances) other than any Encumbrances that would not prevent or delay such Stockholders' ability to perform such Stockholder's obligations hereunder. Each Stockholder does not own, of record or beneficially, any securities of the Company other than those securities set forth opposite such Stockholders' name on Schedule I of this Agreement (except that such Stockholder may be deemed to beneficially own the shares of Company Common Stock underlying the conversion of the Company Series A Preferred Stock in accordance with Rule 13d-3 of the Exchange Act).

    (d)
    Voting and Disposition Power.    Each Stockholder has sole voting power with respect to the Subject Shares and sole power of disposition, sole power to issue instructions with respect to the matters set forth herein and sole or shared power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares. None of the shares of Company Common Stock and Company Series A Preferred Stock indicated on Schedule I of this Agreement are subject to any stockholders' agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares except as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation by such Stockholder of the transactions contemplated hereby.

    (e)
    Reliance.    Each Stockholder has been represented by or had the opportunity to be represented by, independent counsel of its own choosing, and that it has had the full right and opportunity to consult with its attorney, that to the extent, if any, that it desired, it availed itself of this right and opportunity, that it or its authorized officers (as the case may be) have carefully read and fully understand this Agreement and the Merger Agreement in its entirety and have had it fully explained to them by its counsel, that it is fully aware of the contents thereof and its meaning, intent and legal effect, and that it or its authorized officer (as the case may be) is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence. Each Stockholder understands and acknowledges that the Company, Parent, Holdco, Parent Merger Sub and Rooster Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder's execution, delivery and performance of this Agreement.

    (f)
    Absence of Litigation.    With respect to each Stockholder, as of the date hereof, there is no action, suit, claim, proceeding, charge, arbitration or investigation pending against, or, to the actual knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder's properties or assets (including the Subject

      Shares) before or by any Governmental Authority that could reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair the Stockholder's ability to perform its obligations hereunder.

    (g)
    Brokers.    No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder's, financial advisor's or other similar fee or commission from Parent, Holdco, Parent Merger Sub, Rooster Merger Sub or the Company in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Stockholders.

  8.
  Representations and Warranties of Parent, Holdco and Rooster Merger Sub.    Parent, Holdco and Rooster Merger Sub represent and warrant to the Stockholders as follows:

  (a)
  Organization and Qualification.    Each of Parent, Holdco and Rooster Merger Sub is a duly organized and validly existing corporation in good standing under the applicable Laws of the jurisdiction of its organization. All of the issued and outstanding capital stock of Holdco and Rooster Merger Sub is owned directly or indirectly by Parent.

  (b)
  Power; Binding Agreement.    Each of Parent, Holdco and Rooster Merger Sub has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Parent, Holdco and Rooster Merger Sub of this Agreement, the performance by each of Parent, Holdco and Rooster Merger Sub of its obligations hereunder and the consummation by Parent, Holdco and Rooster Merger Sub of the transactions contemplated hereby have been duly and validly authorized by each of Parent, Holdco and Rooster Merger Sub and no other actions or proceedings on the part of Parent, Holdco or Rooster are necessary to authorize the execution and delivery by Parent, Holdco or Rooster Merger Sub, the performance by either Parent, Holdco or Rooster Merger Sub of its obligations hereunder or the consummation by Parent, Holdco or Rooster Merger Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent, Holdco and Rooster Merger Sub, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders, constitutes a valid and binding obligation of each of Parent, Holdco and Rooster Merger Sub, enforceable against each of Parent, Holdco and Rooster Merger Sub in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance and other equitable remedies.

  9.
  Disclosure.    Each Stockholder shall permit the Company, Parent, Holdco, Parent Merger Sub and Rooster Merger Sub to publish and disclose (in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company, Parent, Holdco, Parent Merger Sub or Rooster Merger Sub determines to be necessary or desirable in connection with the Rooster Merger and any transactions related thereto) such Stockholder's identity and ownership of Subject Shares and the nature of the commitments, arrangements and understandings under this Agreement. Parent, Holdco, Parent Merger Sub and Rooster Merger Sub shall permit the Stockholders to publish and disclose in all disclosure documents required by Law (including any registration statement / proxy statement on Form S-4), the nature of the commitments, arrangements and understandings under this Agreement.

  10.
  Waiver of Appraisal Rights.    Each Stockholder hereby waives, to the full extent permitted by Law, and agrees not to assert any, appraisal rights pursuant to Section 262 of the DGCL or otherwise in connection with the Rooster Merger with respect to any and all Subject Shares held by the undersigned of record or beneficially owned and entitled to appraisal rights pursuant to Section 2.04 (Appraisal Rights) of the Merger Agreement.

  11.
  Further Assurances.    Subject to the terms and conditions of this Agreement, each party shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such party's obligations under this Agreement.

  12.
  Termination.    This Agreement shall terminate and shall have no further force or effect as of the Expiration Date; provided that this Section 12 and Section 13 shall survive such termination and remain in full force and effect. Notwithstanding the foregoing, nothing set forth in this Section 12 shall relieve any party hereto from liability for any willful breach of this Agreement that is material prior to such termination.

  13.
  Miscellaneous Provisions.

  (a)
  Amendment or Supplement.    This Agreement may be amended or supplemented in any and all respects by written agreement signed by Parent and the Stockholders.

  (b)
  Entire Agreement; No Third Party Beneficiary.    This Agreement (including the Schedule to this Agreement) constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

  (c)
  Governing Law    This Agreement and all Legal Actions (whether based on contract, tort, or statute) arising out of or relating to this Agreement or the actions of any of the parties hereto in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

  (d)
  Jurisdiction.    Each of the parties hereto irrevocably agrees that any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in the Court of Chancery in and for New Castle County, Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Legal Action, in the United States District Court for the District of Delaware. Each of the parties hereto agrees that mailing of process or other papers in connection with any such Legal Action in the manner provided in Section 13(g) or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such Legal Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Legal Action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 13(d); (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action, or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

    (e)
    Specific Enforcement.    The parties hereto agree that the rights of each party to consummate the transactions contemplated by this Agreement are special, unique and of extraordinary character and that irreparable damage would occur if any provision of this Agreement are not performed in accordance with the terms hereof or are otherwise breached, and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the Court of Chancery of the State of Delaware without necessity of posting a bond or other form of security. In the event that any action or proceeding should be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at Law.

    (f)
    Assignment.    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as provided in Section 2(c), neither the Stockholders nor Parent nor Holdco nor Rooster Merger Sub may assign their rights or obligations hereunder without the prior written consent of the other parties, which consent shall not be unreasonably withheld, conditioned, or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

    (g)
    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email (with confirmation of transmission); or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13(g)):

      if to Parent, Holdco, Parent Merger Sub or Rooster Merger Sub:

      c/o US Ecology, Inc.
      US Ecology, Inc.
      101 S. Capitol Blvd., Suite 1000
      Boise, ID 83702
      Attention: Wayne Ipsen, General Counsel
      Email: wayne.ipsen@usecology.com

      with a copy to (which copy shall not constitute notice):

      Dechert LLP
      Cira Centre
      2929 Arch Street
      Philadelphia, PA 19104
      Attention: Stephen M. Leitzell
      Email: stephen.leitzell@dechert.com

      if to the Stockholders:

      c/o J.F. Lehman & Company
      110 East 59th Street, 27th Floor
      New York, NY 10022
      Attention: C. Alexander Harman, Glenn M. Shor and David L. Rattner
      Email: cah@jflpartners.com, gms@jflpartners.com, and dlr@jflpartners.com with a copy (which shall not constitute notice) to:

      Jones Day
      2727 North Harwood Street, Suite 500
      Dallas, TX 75201
      Attention: Alain A. Dermarkar
      Email: adermarkar@jonesday.com

    (h)
    Severability.    The provisions of this Agreement shall be deemed severable and if any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

    (i)
    Stockholder Obligation Several and Not Joint.    The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

    (j)
    Construction.

    a.
    For purposes of this Agreement, whenever the context requires: (A) the singular number shall include the plural, and vice versa; (B) the masculine gender shall include the feminine and neuter genders; (C) the feminine gender shall include the masculine and neuter genders; and (D) the neuter gender shall include the masculine and feminine genders.

    b.
    The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

    c.
    As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

    (k)
    Descriptive Headings.    The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    (l)
    Counterparts; Signatures.    This Agreement may be executed in any number of counterparts, all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement shall have received counterparts signed by all of the other parties. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, each of which shall be deemed an original.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be effective as of the date first above written.

US ECOLOGY, INC.
By:	/s/ JEFFREY R. FEELER
	Name:	Jeffrey R. Feeler
	Title:	President
US ECOLOGY PARENT, INC.
By:	/s/ JEFFREY R. FEELER
	Name:	Jeffrey R. Feeler
	Title:	President
ROOSTER MERGER SUB, INC.
By:	/s/ JEFFREY R. FEELER
	Name:	Jeffrey R. Feeler
	Title:	President
JFL-NRC-SES PARTNERS, LLC
By:	/s/ C. ALEXANDER HARMAN
	Name:	C. Alexander Harman
	Title:	President and Assistant Secretary
JFL-NRCG HOLDINGS III, LLC
By:	/s/ DAVID L. RATTNER
	Name:	David L. Rattner
	Title:	Secretary
JFL-NRCG HOLDINGS IV, LLC
By:	/s/ DAVID L. RATTNER
	Name:	David L. Rattner
	Title:	Secretary

SCHEDULE I

NAME AND ADDRESS	COMPANY COMMON STOCK	COMPANY SERIES A PREFERRED STOCK
JFL-NRC-SES Partners, LLC	23,021,521	—
JFL-NRCG Holdings III, LLC	165,568	24,133
JFL-NRCG Holdings IV, LLC	1,892,605	275,867
(see notices section for address)
TOTAL	25,079,694	300,000

ANNEX C

EXECUTION VERSION

INVESTOR AGREEMENT

        This INVESTOR AGREEMENT (this "Agreement") is made and entered into as of June 23, 2019 by and among US Ecology, Inc., a Delaware corporation ("Parent"), US Ecology Parent, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Holdco"), the undersigned stockholders (the "Stockholders") of NRC Group Holdings Corp. a Delaware corporation (the "Company") and, solely with respect to Section 4, the Company.

RECITALS

        WHEREAS, Parent, Holdco, ECOL Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, Rooster Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco ("Rooster Merger Sub"), and the Company have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which provides for, among other things, the merger of Rooster Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the "Merger"), pursuant to which each share of Company common stock, par value $0.0001 per share ("Company Common Stock"), and Company 7.00% Series A Convertible Cumulative Preferred Stock, par value 0.0001 per share (the "Company Series A Preferred Stock") that is not a Dissenting Share will thereupon be cancelled and converted into the right to receive the Common Merger Consideration or the Preferred Merger Consideration, as applicable;

        WHEREAS, the Stockholders are the record holders and/or beneficial owners (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of shares of the Company Capital Stock; and

        WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Holdco have required the Stockholders, and in order to induce Parent and Holdco to enter into the Merger Agreement, the Stockholders (solely in each Stockholder's capacity as such) has agreed, to enter into this Agreement.

AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and for other good and valuable consideration and intending legally to be bound, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

        1.    Certain Definitions.     All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

  (a)
  "Encumbrance" shall mean any lien, hypothecation, adverse claim, charge, security interest, pledge or option, proxy, right of first refusal, preemptive right, voting trust or any other similar right.

  (b)
  "Permitted Encumbrance" shall mean any Encumbrance arising under securities Laws.

  (c)
  "Transfer" means to, directly or indirectly, (i) sell, pledge, create an Encumbrance with respect to (other than Permitted Encumbrances), assign, exchange, grant an option with respect to, transfer, gift, dispose of or enter into any derivative arrangement with respect to any subject property or any interest therein; or (ii) enter into an agreement or commitment providing for the sale, pledge, creation of an Encumbrance (other than Permitted Encumbrances), assignment, exchange, transfer, gift, disposition of or any derivative arrangement with respect to, or grant of an option with respect to, such subject property or any interest therein.

        2.    Transfer of Holdco Common Stock.

  (a)
  Lock-Up.    Each Stockholder shall not, during the Lock-up Period (as defined below), solely with respect to shares of Holdco Common Stock held by such Stockholder that remain subject to all or any portion of the Lock-up Period, (i) Transfer, directly or indirectly, such Stockholder's shares of Holdco Common Stock or any securities convertible into or exercisable or exchangeable for shares of Holdco Common Stock (including such other securities that may be deemed to be beneficially owned by such Stockholder in accordance with the rules and regulations of the SEC and securities that may be issued upon exercise of an option or warrant) (collectively, the "Locked Up Securities") or publicly disclose the intention to make any such Transfer or (ii) enter into any swap or other agreement that Transfers, in whole or in part, any of the economic consequences of ownership of the Locked Up Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Holdco Common Stock or such other securities, in cash or otherwise. In furtherance of the foregoing, Holdco and any duly appointed transfer agent for the registration or transfer of the Locked Up Securities described in this Agreement are authorized to decline to make any transfer of Locked Up Securities if such transfer would constitute a violation or breach of this Section 2. The "Lock-up Period" shall mean (x) the period commencing on the Closing Date and continuing for 60 days after the Closing Date for 1/3 of the aggregate shares of Holdco Common Stock owned by the Stockholders immediately following the Closing, (y) the period commencing on the Closing Date and continuing for 90 days after the Closing Date for 1/3 of the aggregate shares of Holdco Common Stock owned by the Stockholders immediately following the Closing and (z) the period commencing on the Closing Date and continuing for 120 days after the Closing Date for 1/3 of the aggregate shares of Holdco Common Stock owned by the Stockholders immediately following the Closing.

  (b)
  Exceptions.

  i.
  Notwithstanding the foregoing, Section 2(a) will not apply to any shares of Holdco Common Stock sold by the Stockholders under the Registration Statement (as defined in the Registration Rights Agreement of even date hereof between Holdco and the Stockholders).

  ii.
  Notwithstanding Section 2(a), each Stockholder may Transfer the Locked Up Securities (i) to one or more partners, members and direct or indirect equity holders of such Stockholder, (ii) to an affiliated entity under common control with such Stockholder or any of its other Affiliates, (iii) to a family trust foundation or partnership established for the exclusive benefit of such Stockholder, its equity holders or any of their respective Affiliates, or (iv) to a charitable foundation controlled by such Stockholder, its equity holders or any of their respective Affiliates; provided, however, that a Transfer referred to in this Section 2(b)(ii) shall be permitted only if each transferee agrees in advance in writing, reasonably satisfactory in form and substance to Holdco, to be bound by the terms of this Agreement.

        3.    Standstill.     Each Stockholder shall not, during the period commencing on the Closing Date and continuing until the earlier of (1) 120 days after the Closing Date and (2) the date such Stockholder ceases to own any Holdco Common Stock (such period, the "Standstill Period"), unless such action has been specifically invited in writing by the Holdco Board (it being understood that execution of this Agreement by Parent or Holdco does not constitute such an invitation), and such Stockholder will direct its Representatives not to, directly or indirectly:

  (a)
  effect or seek, offer or propose (whether publicly or otherwise and whether or not subject to conditions) to effect or seek, or announce any intention to effect or seek, or cause or otherwise participate in:

  i.
  any acquisition of, or obtaining any economic interest in, any right to direct the voting or disposition of, or any other right with respect to, any Holdco Common Stock;

  ii.
  any tender or exchange offer, consolidation, acquisition, merger, joint venture, business combination or extraordinary transaction involving Holdco or any of its Subsidiaries or all or a material portion of the assets of Holdco or any of its Subsidiaries (except that any Stockholder or its Representatives may affect or pursue an acquisition of any assets offered for sale by Holdco or any of its Subsidiaries);

  iii.
  any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Holdco or any of its Subsidiaries; or

  iv.
  any "solicitation" of "proxies" (as such terms are defined in Regulation 14A promulgated by the SEC) or consents to vote any voting securities of Holdco or any of its Subsidiaries from any holder of any voting securities of Holdco or any of its Subsidiaries, or otherwise advise, assist or encourage any Person with respect to the voting of any voting securities of Holdco or any of its Subsidiaries;

  (b)
  form, join, become a member of, or in any way participate in or engage in negotiations, arrangements, understandings or discussions regarding, a "group" (within the meaning of Rule 13d-5(b)(l) promulgated under the Exchange Act) with respect to any voting or other securities of Holdco or any of its Subsidiaries or any securities convertible into or exercisable or exchangeable for any voting or other securities of Holdco or any of its Subsidiaries or otherwise act in concert with any Holdco in respect of any such securities;

  (c)
  call, request, or seek to have called any meeting of the stockholders of Holdco or execute any written consent in lieu of a meeting of holders of any securities of Holdco;

  (d)
  advise, assist, or knowingly encourage, or direct any Person to advise, assist or knowingly encourage any other persons with respect to any of the conduct prohibited by this Section 3.

Notwithstanding the foregoing, the parties agree and acknowledge that (i) each Stockholder may vote its shares of Holdco Common Stock at any meeting of holders of Holdco Common Stock in its sole discretion and (ii) any Stockholder may coordinate any such vote with, act in concert with, and be part of a "group" with, any other Holdco stockholder that is an Affiliate of such Stockholder (iii) each Stockholder may participate as a seller in any tender or exchange offer commenced by a third party (for the avoidance of doubt, not in violation of this Agreement) or by Holdco and (iv) this Section 3 will only apply to (A) the Stockholders and (B) their permitted transferees pursuant to Section 2(b)(ii) of this Agreement in respect of Locked Up Securities owned by such permitted transferees.

        4.    Other

  (a)
  Waiver of Right to Post-Closing Payments under Purchase Agreement.    Pursuant to Section 5.18(b) of that certain Purchase Agreement, dated as of June 25, 2018, and amended on July 12, 2018 (the "2018 Purchase Agreement"), by and between JFL-NRC-SES Partners, LLC and the Company (f/k/a Hennessy Capital Acquisition Corp.), JFL-NRC-SES Partners, LLC irrevocably and unconditionally hereby waives, effective immediately prior to the Effective Time, but subject to consummation of the Mergers, any entitlement to any payment from the Company pursuant to the Purchase Agreement, and the Company hereby acknowledges such waiver.

  (b)
  Termination of Investor Rights Agreement.    On October 17, 2018, the Company and the Stockholders entered into that certain Investor Rights Agreement (the "Investor Rights Agreement"). For the avoidance of doubt, effective at the Effective Time, the Stockholders and the Company acknowledge and agree that the Investor Rights Agreement shall be terminated pursuant to Section 3(b) of the Investor Rights Agreement with no further action by the Company or the Stockholders.

        5.    Representations and Warranties of the Stockholders.     Each Stockholder on its own behalf hereby represents and warrants to Parent and Holdco, severally and not jointly, as follows:

  (a)
  Power; Binding Agreement.    Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, Holdco and the Company constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance and other equitable remedies.

  (b)
  No Conflicts.    Except for filings under the Exchange Act, the Securities Act and filings under the HSR Act, no filing with, and no permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby. None of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby will (i) conflict with or result in any breach of any Governing Documents of such Stockholder; (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's properties or assets may be bound; or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule, or regulation applicable to such Stockholder or any of such Stockholder's properties or assets, except, in the case of each of the foregoing clauses (i) -(iii), as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation by such Stockholder of the transactions contemplated hereby.

  (c)
  Reliance.    Each Stockholder has been represented by or had the opportunity to be represented by, independent counsel of its own choosing, and that it has had the full right and opportunity to consult with its attorney, that to the extent, if any, that it desired, it availed itself of this right and opportunity, that it or its authorized officers (as the case may be) have carefully read and fully understand this Agreement and the Merger Agreement in its entirety and have had it fully explained to them by its counsel, that it is fully aware of the contents thereof and its meaning, intent and legal effect, and that it or its authorized officer (as the case may be) is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence. Each Stockholder understands and acknowledges that the Company, Parent and Holdco are entering into the Merger Agreement in reliance upon such Stockholder's execution, delivery and performance of this Agreement.

  (d)
  Absence of Litigation.    With respect to each Stockholder, as of the date hereof, there is no action, suit, claim, proceeding, charge, arbitration or investigation pending against, or, to the actual knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder's properties or assets before or by any Governmental Authority that could reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair the Stockholder's ability to perform its obligations hereunder.

  (e)
  Brokers.    No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of a Stockholder.

        6.    Representations and Warranties of Parent and Holdco.     Parent and Holdco represent and warrant to each Stockholder as follows:

  (a)
  Organization and Qualification.    Each of Parent and Holdco is a duly organized and validly existing corporation in good standing under the applicable Laws of the jurisdiction of its organization. All of the issued and outstanding capital stock of Holdco is owned by Parent.

  (b)
  Power; Binding Agreement.    Each of Parent and Holdco has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Parent and Holdco of this Agreement, the performance by each of Parent and Holdco of its obligations hereunder and the consummation by Parent and Holdco of the transactions contemplated hereby have been duly and validly authorized by each of Parent and Holdco and no other actions or proceedings on the part of Parent and Holdco are necessary to authorize the execution and delivery by Parent or Holdco, the performance by any of Parent or Holdco of its obligations hereunder or the consummation by Parent or Holdco of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent or Holdco, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholder, constitutes a valid and binding obligation of each of Parent and Holdco, enforceable against each of Parent and Holdco in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance and other equitable remedies.

        7.    Disclosure.     Each Stockholder shall permit the Company, Parent and Holdco to publish and disclose (in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company, Parent or Holdco determines to be necessary or desirable in connection with the Merger and any transactions related thereto) such Stockholder's identity and ownership of Holdco Common Stock and the nature of the commitments, arrangements and understandings under this Agreement. Parent and Holdco shall permit the Stockholders to publish and disclose in all disclosure documents required by Law (including any registration statement / proxy statement on Form S-4), the nature of the commitments, arrangements and understandings under this Agreement.

        8.    Further Assurances.     Subject to the terms and conditions of this Agreement, each party shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such party's obligations under this Agreement.

        9.    Termination.     This Agreement shall terminate and shall have no further force or effect as of the termination of the Merger Agreement pursuant to Article VII thereof; provided that this Section 9 and Section 10 shall survive such termination and remain in full force and effect. Notwithstanding the foregoing, nothing set forth in this Section 9 shall relieve any party hereto from liability for any willful breach of this Agreement that is material prior to such termination.

        10.    Miscellaneous Provisions.

  (a)
  Amendment or Supplement.    This Agreement may be amended or supplemented in any and all respects by written agreement signed by Parent, Holdco and each Stockholder.

  (b)
  Entire Agreement; No Third Party Beneficiary.    This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

  (c)
  Governing Law    This Agreement and all Legal Actions (whether based on contract, tort, or statute) arising out of or relating to this Agreement or the actions of any of the parties hereto in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

  (d)
  Jurisdiction.    Each of the parties hereto irrevocably agrees that any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in the Court of Chancery in and for New Castle County, Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Legal Action, in the United States District Court for the District of Delaware. Each of the parties hereto agrees that mailing of process or other papers in connection with any such Legal Action in the manner provided in Section 10(g) or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such Legal Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Legal Action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 10(d); (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action, or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

  (e)
  Specific Enforcement.    The parties hereto agree that the rights of each party to consummate the transactions contemplated by this Agreement are special, unique and of extraordinary character and that irreparable damage would occur if any provision of this Agreement are not performed in accordance with the terms hereof or are otherwise breached, and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the Court of Chancery of the State of Delaware without necessity of posting a bond or other form of security. In the event that any action or proceeding should be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at Law.

  (f)
  Assignment.    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as provided in Section 2(b)(ii), neither the Stockholders nor the Parent nor Holdco may assign their rights or obligations hereunder without the prior written consent of the other parties, which consent shall not be unreasonably withheld, conditioned, or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

  (g)
  Notices.    All notices and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email (with confirmation of transmission); or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10(g)):

  if to Parent or Holdco:

  c/o US Ecology, Inc.
  101 S. Capitol Blvd., Suite 1000
  Boise, ID 83702
  Attention: Wayne Ipsen, General Counsel
  Email: wayne.ipsen@usecology.com

  with a copy to (which copy shall not constitute notice):

  Dechert LLP
  Cira Centre
  2929 Arch Street
  Philadelphia, PA 19104
  Attention: Stephen M. Leitzell
  Email: stephen.leitzell@dechert.com

  if to the Stockholders:

  c/o J.F. Lehman & Company
  110 East 59th Street, 27th Floor
  New York, NY 10022
  Attention: C. Alexander Harman, Glenn M. Shor and David L. Rattner
  Email: cah@jflpartners.com, gms@jflpartners.com, and dlr@jflpartners.com with a copy (which shall not constitute notice) to:

  Jones Day
  2727 North Harwood Street, Suite 500
  Dallas, TX 75201
  Attention: Alain A. Dermarkar
  Email: adermarkar@jonesday.com

  (h)
  Severability.    The provisions of this Agreement shall be deemed severable and if any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

  (i)
  Stockholder Obligation Several and Not Joint.    The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

  (j)
  Construction.

  a.
  For purposes of this Agreement, whenever the context requires: (A) the singular number shall include the plural, and vice versa; (B) the masculine gender shall include the feminine and neuter genders; (C) the feminine gender shall include the masculine and neuter genders; and (D) the neuter gender shall include the masculine and feminine genders.

  b.
  The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

  c.
  As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

  (k)
  Descriptive Headings.    The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

        (l)    Counterparts; Signatures.     This Agreement may be executed in any number of counterparts, all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement shall have received counterparts signed by all of the other parties. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, each of which shall be deemed an original.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be effective as of the date first above written.

US ECOLOGY, INC.
By:	/s/ JEFFREY R. FEELER
	Name:	Jeffrey R. Feeler
	Title:	President
US ECOLOGY PARENT, INC.
By:	/s/ JEFFREY R. FEELER
	Name:	Jeffrey R. Feeler
	Title:	President
JFL-NRC-SES PARTNERS, LLC
By:	/s/ C. ALEXANDER HARMAN
	Name:	C. Alexander Harman
	Title:	President and Assistant Secretary
JFL-NRCG HOLDINGS III, LLC
By:	/s/ DAVID L. RATTNER
	Name:	David L. Rattner
	Title:	Secretary
JFL-NRCG HOLDINGS IV, LLC
By:	/s/ DAVID L. RATTNER
	Name:	David L. Rattner
	Title:	Secretary
NRC GROUP HOLDINGS CORP. (solely with respect to Section 4)
By:	/s/ CHRISTIAN T. SWINBANK
	Name:	Christian T. Swinbank
	Title:	President and Chief Executive Officer

EXECUTION VERSION

ANNEX D

REGISTRATION RIGHTS AGREEMENT

        This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of June 23, 2019, by and among JFL-NRC-SES Partners, LLC, a Delaware limited liability company ("JFL Seller"), JFL-NRCG Holdings III, LLC, a Delaware limited liability company ("JFL III"), JFL-NRCG Holdings IV, LLC, a Delaware limited liability company ("JFL IV" and, together with JFL Seller and JFL III, the "Investors"), US Ecology, Inc., a Delaware corporation (the "Company"), and US Ecology Parent, Inc., a Delaware corporation ("Parent").

        WHEREAS, the Company, Parent, ECOL Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, Rooster Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and NRC Group Holdings Corp., a Delaware corporation ("Rooster") entered into that certain Agreement and Plan of Merger (the "Merger Agreement") of even date herewith;

        WHEREAS, in connection with the execution of the Merger Agreement, the Investors and the Parent entered into that Support Agreement of even date herewith (the "Support Agreement"), and that certain Investor Agreement of even date herewith (the "Investor Agreement" and, together with the Support Agreement, the "Investor Agreements") by and among the Company, Parent and solely with respect to Section 4 thereof, Rooster; and

        WHEREAS, in connection with the signing of the Merger Agreement and as an inducement for the Investors to enter into the Investor Agreements, the Company has agreed to grant to each of the Investors certain rights with respect to the registration of shares of common stock, par value $0.01, of the Company (the "Shares") issued to the Investors pursuant to the Merger Agreement.

AGREEMENT

        NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.    Definitions.     All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

          (a)   "Controlling Person" has the meaning set forth in Section 8(a) of this Agreement.

          (b)   "Company Board" means the board of directors of the Company.

          (c)   "Demanding Holder" has the meaning set forth in Section 2(b) of this Agreement.

          (d)   "Demand Notice" has the meaning set forth in Section 2(b) of this Agreement.

          (e)   "Demand Registration" has the meaning set forth in Section 2(b) of this Agreement.

          (f)    "Demand Takedown" has the meaning set forth in Section 2(b) of this Agreement.

          (g)   "End of Suspension Notice" has the meaning set forth in Section 7(c) of this Agreement.

          (h)   "FINRA" means the Financial Industry Regulatory Authority.

          (i)    "Form S-3" has the meaning set forth in Section 2(a) of this Agreement.

          (j)    "Holder(s)" means JFL and any of its Permitted Transferees that are the beneficial owners of any Registrable Securities from time to time.

          (k)   "Indemnified Party" has the meaning set forth in Section 8(c) of this Agreement.

          (l)    "Indemnifying Party" has the meaning set forth in Section 8(c) of this Agreement.

          (m)  "JFL" shall mean, collectively, JFL III, JFL IV and JFL Seller and any of their respective Affiliates, Subsidiaries and managed funds and its and their successors and assigns who are Permitted Transferees, in each case to the extent the foregoing is a Holder of Registrable Securities.

          (n)   "Liabilities" has the meaning set forth in Section 8(a) of this Agreement.

          (o)   "Permitted Transferee" shall mean, with respect to each of the Investors, (i) to one or more partners, members and direct or indirect equity holders of such Investor, (ii) to an affiliated entity under common control with such Investor or any of its other Affiliates, (iii) to a family trust foundation or partnership established for the exclusive benefit of such Investor, its equity holders or any of their respective Affiliates, or (iv) to a charitable foundation controlled by such Stockholder, its equity holders or any of their respective Affiliates.

          (p)   "Prospectus" means the prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

          (q)   "Purchaser Indemnitee" has the meaning set forth in Section 8(a) of this Agreement.

          (r)   "Registrable Securities" means (i) the Shares held by JFL and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization, merger, consolidation or similar event relating to the Shares; provided, however, that Registrable Securities shall not include any securities of the Company the resale of which by the Holders has previously been registered pursuant to a currently effective Registration Statement or securities which have been sold to the public either pursuant to a Registration Statement or Rule 144.

          (s)   "Registration Expenses" means any and all expenses incident to the performance of or compliance with Sections 2, 3 and 6 of this Agreement, including, without limitation: (i) all SEC, securities exchange, FINRA filings, listing, inclusion and filing fees; (ii) any fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of Registrable Securities); (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement; (iv) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and reasonable fees and disbursements of one counsel for the Holders; (v) internal fees and expenses of the Company, and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement). For the avoidance of doubt, Registration Expenses shall exclude brokers' or underwriters' discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by the Holders and the fees and disbursements of any counsel to the Holders other than as provided for in subparagraph (iv) above.

          (t)    "Registration Statement" means any registration statement (including the Shelf Registration Statement) that covers the resale of any Registrable Securities, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

          (u)   "Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.

          (v)   "Rule 158" means Rule 158 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a SEC thereto having substantially the same effect as such rule.

          (w)  "Rule 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.

          (x)   "SEC Guidance" means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff, provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the SEC and (ii) the Securities Act.

          (y)   "Shelf Registration Statement" has the meaning set forth in Section 2(a) of this Agreement.

          (z)   "Suspension Event" has the meaning set forth in Section 7(b) of this Agreement.

          (aa) "Suspension Notice" has the meaning set forth in Section 7(c) of this Agreement.

          (bb) "Underwritten Offering" means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public, including a block trade.

        2.    Shelf Registration Statement; Demand Takedown; Demand Registration.

          (a)   The Company shall (a) as soon as reasonably practicable within sixty (60) days after the Effective Time, file with the SEC a shelf registration statement (the "Shelf Registration Statement") under the Securities Act on Form S-3 (or any successor form or similar short-form registration involving a similar amount of disclosure constituting a "shelf" registration statement for a public offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act) ("Form S-3") that covers all Registrable Securities then held by the Holders for a public offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any successor rule thereto) and includes a Prospectus that permits the disposition of all Registrable Securities subject to the Shelf Registration Statement and (b) use its reasonable best efforts to cause such Shelf Registration Statement to become effective immediately or as promptly thereafter as practicable, but in any event not later than sixty (60) days after the Effective Time. The Company shall use its reasonable best efforts to prepare and file with the SEC such amendments, post-effective amendments and supplements (including prospectus supplements) to such Shelf Registration Statement and the Prospectus as may be necessary to keep such Shelf Registration Statement effective and to comply with the provisions of the Securities Act to, subject to Section 7 of this Agreement, permit the disposition of all Registrable Securities subject thereto during the period beginning on the date the staff of the SEC declares the Shelf Registration Statement effective and ending on the earliest to occur of (i) twelve (12) months after the effective date of such Shelf Registration Statement or (ii) the date on which all the Registrable Securities subject thereto have been sold or distributed pursuant to such Shelf Registration Statement.

          (b)    Right to Demand Takedown; Demand Registration.    The Holders shall (i) have the right at any time that the Shelf Registration Statement is effective to make a written request of the Company to effect an Underwritten Offering of all or part of its Registrable Securities included in the Shelf Registration Statement (each a "Demand Takedown") or (ii) have the right at any time that the Shelf Registration Statement or any Registration Statement is not effective to make a written request of the Company for registration with the SEC, under and in accordance with the provisions of the Securities Act, of all or part of its Registrable Securities (each a "Demand Registration" and the Holder(s), the "Demanding Holder"); provided, however, that the Company may defer such Demand Takedown or Demand Registration for a single period not to exceed seventy five (75) calendar days during any one (1) year period if the Company shall, within ten (10) Business Days of such receipt of such request, furnish to the Demanding Holder a certificate signed by the Chief Executive Officer, the Chief Financial Officer or any other senior officer of the Company stating that the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Company Board, after consultation with its outside counsel, materially and adversely affect such transaction and that the filing of a registration statement or Prospectus would require disclosure of such material transaction. Within ten (10) calendar days after receipt of the request for a Demand Takedown or Demand Registration, the Company shall send written notice (the "Demand Notice") of such request and its intention to comply therewith to all the Holders and, subject to Section 2(d), the Company shall include in such registration or Underwritten Offering all the Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) Business Days after the date such Demand Notice is given. All requests made pursuant to this Section 2(b) shall specify the aggregate number of Registrable Securities requested to be registered or included in such Underwritten Offering and shall also specify the intended methods of disposition thereof. Upon receipt of a request by a Demanding Holder for a Demand Registration at any time the Shelf Registration Statement or any other Registration Statement covering all Registrable Securities is not then effective, the Company shall use its commercially reasonable efforts to file a registration statement registering for resale such number of Registrable Securities as requested to be so registered pursuant to this Section 2(b) within thirty (30) calendar days after the Demanding Holder's request therefor and (ii) if necessary, to cause such Registration Statement to be declared effective by the SEC as soon as practical thereafter.

          (c)    Number of Demand Rights.

              (i)  The Investors shall be limited to one (1) Demand Registration and Demand Takedown pursuant to this Section 2.

             (ii)  The Company shall not be required to cause a Demand Registration pursuant to Section 2(b) to be declared effective within a period of ninety (90) calendar days after the date the Shelf Registration Statement was declared effective unless the Shelf Registration Statement shall have ceased to be effective or usable by the Holders as a result of any action or inaction by the Company not permitted by this Agreement.

          (d)    Priority on Demand Registrations.    If, in any Demand Takedown or Demand Registration, the managing underwriter or underwriters thereof advises the Company in writing that in its or their reasonable opinion the number of securities proposed to be sold in such Demand Takedown or Demand Registration exceeds the number that can be sold in such offering without having a material adverse effect on the success of the offering (including, without limitation, an impact on the selling price), then the Company shall include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters, can be sold without having a material adverse effect on the success of the offering. In the event that the managing underwriter determines that additional Registrable Securities may be sold in any Demand Takedown or Demand Registration without having a material adverse effect on the success of the offering, the Company may include comparable securities to be issued and sold by the Company or comparable securities held by persons other than the parties.

          (e)    Effective Registration.    A registration pursuant to a Demand Registration shall not count as a registration unless and until (a) the Registration Statement filed with the SEC with respect to a registration pursuant to a Demand Registration has been declared effective by the SEC, (b) the Company has complied with all of its obligations under this Agreement with respect thereto and

  (c) the Registration Statement has remained effective continuously until the earlier of (x) one (1) year after effectiveness or (y) the date on which all of the Registrable Securities requested by the Demanding Holders to be registered on behalf of the Demanding Holders in such Registration Statement have been sold; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the SEC or any other Governmental Entity the Registration Statement with respect to such registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holder(s) initiating such Demand Registration thereafter affirmatively elect to continue with such registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

          (f)    Selection of Underwriters.    Any Demand Registration or Demand Takedown shall be an Underwritten Offering, and the Company shall have discretion to select a managing underwriter or underwriters to administer the offering reasonably acceptable to the Investors; provided, however, the Investors agree in advance that BofA Securities, Inc. is an acceptable managing underwriter or underwriter to administer such offering.

        3.    Piggyback Registrations.     If at any time Company proposes to register under the Securities Act the issuance or sale of any of its securities, whether or not for sale for its own account and other than pursuant to a Demand Registration or Demand Takedown, on a form and in a manner which would permit registration of the Registrable Securities held by the Holders for sale to the public under the Securities Act, the Company shall give written notice of the proposed registration to the Holders not later than five (5) calendar days prior to the filing thereof. Each Holder shall have the right to request that all or any part of its Registrable Securities be included in such registration. Each Holder can make such a request by giving written notice to the Company within two (2) calendar days after the receipt of such notice by the Holders; provided, however, that if the registration is an Underwritten Offering and the managing underwriters of such offering determine that the aggregate amount of securities of the Company which the Company and all Holders propose to include in such registration statement exceeds the maximum amount of securities that may be sold without having a material adverse effect on the success of the offering, including without limitation the selling price and other terms of such offering, the Company shall include in such registration, first, the securities that the Company proposes to sell, second, the Registrable Securities of such Holders, pro rata among all such Holders on the basis of the relative percentage of Registrable Securities owned by all Holders who have requested that securities owned by them be so included (it being further agreed and understood, however, that such underwriters shall have the right to eliminate entirely the participation of the Holders), and third, the comparable securities of any additional holders of the Company's securities, pro rata among all such holders on the basis of the relative percentage of such securities held by each of them. Registrable Securities proposed to be registered and sold pursuant to an Underwritten Offering for the account of any Holder shall be sold to the prospective underwriters selected or approved by the Company and on the terms and subject to the conditions of one or more underwriting agreements negotiated between the Company and the prospective underwriters. Any Holder who holds Registrable Securities being registered in any offering shall have the right to receive a copy of the form of underwriting agreement and shall have an opportunity to hold discussions with the lead underwriter of the terms of such underwriting agreement. The Company may withdraw any registration statement under this Section 3 at any time before it becomes effective, or postpone or terminate the offering of securities, without obligation or liability to any Holder.

        4.    Expenses.     The Company shall bear all Registration Expenses in connection with the registration of the Registrable Securities pursuant to Sections 2 and 3 of this Agreement.

        5.    Rule 144.     With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees, so long as JFL owns any Registrable Securities:

          (a)   make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act;

          (b)   file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c)   confirm to the Holders promptly upon request (i) that the Company has complied with the reporting requirements of Rule 144 (at any time after ninety (90) calendar days after the effective date of the Registration Statement), the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), and (ii) provide such other information as the Holders may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holders to sell any such Registrable Securities without registration (provided that the Company shall not be required to provide any information that is publicly accessible to the Holders).

        6.    Registration Procedures.     In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, and subject to Section 7 of this Agreement, the Company shall use its commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the resale of such Registrable Securities by the Holder or Holders in accordance with the Holders' intended method or methods of resale and distribution and such commercially reasonable efforts shall include responding to any comments issued by the staff of the SEC with respect to any Registration Statement and filing any related amendment to such Registration Statement as soon as reasonably practicable after receipt of such comments. In addition, the Company shall:

          (a)   prepare and file with the SEC a Registration Statement in accordance with Sections 2 or 3 of this Agreement, as applicable, which Registration Statement shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after filing;

          (b)   prepare and file with the SEC such amendments and supplements to each Registration Statement and the Prospectus used in connection therewith as may be requested by the Holders or any underwriters or as may be necessary to keep such Registration Statement effective as specified in Sections 2(a) and 2(e) of this Agreement and to comply with the provisions of the Securities Act with respect to the disposition of all securities registered pursuant to such Registration Statement during the period in which such registration statement remains effective in accordance with the intended method or methods of distribution by the selling Holders;

          (c)   furnish to the Holders as many copies of the Registration Statement and each Prospectus included in such Registration Statement (including any documents incorporated by reference therein, unless such documents are otherwise available through the SEC's EDGAR system), and any amendment or supplement thereto, in conformity with the requirements of the Securities Act;

          (d)   use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, such Registrable Securities covered by the Registration Statement by the time the Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such domestic jurisdictions as the Holders shall reasonably request in writing, keep each such registration or qualification or exemption effective during the time such Registration Statement is effective and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in connection therewith, (ii) subject itself to taxation in any such jurisdiction, (iii) submit to the general service of process in any such jurisdiction or (iv) register as a foreign corporation in any such jurisdiction, in each case where it would not otherwise be required to take such action;

          (e)   notify the Holders promptly (i) when such Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the SEC or any other Governmental Entity for amendments or supplements to such Registration Statement or related Prospectus or for additional information and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (which, in the case of the Prospectus, shall be determined in light of the circumstances in which such Prospectus is to be used) not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made);

          (f)    use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable;

          (g)   upon the occurrence of any event contemplated by Section 6(e)(iv) of this Agreement, use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (which, in the case of the Prospectus, shall be determined in light of the circumstances in which such Prospectus is to be used) not misleading, and, upon request, promptly furnish to each Holder reasonable number of copies of each such supplement or post-effective amendment;

          (h)   enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Securities included in a Registration Statement;

          (i)    in connection with an Underwritten Offering that includes Registrable Securities, use its commercially reasonable efforts to make available for inspection by representatives of the Holders of the Registrable Securities included in such Underwritten Offering and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountants retained by the Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Registration Statement;

          (j)    use its commercially reasonable efforts to qualify for, and list or include all Registrable Securities on, a national securities exchange (including, without limitation, seeking to cure in the listing or inclusion application of the Company any or the Nasdaq Global Market deficiencies cited by the exchange or market) on which the Common Stock is then listed or authorized for quotation if such Registrable Securities are not already so listed or authorized for quotation;

          (k)   (i) comply with all applicable rules and regulations of the SEC, (ii) make generally available to its securityholders, as soon as reasonably practicable, earnings statements covering at least twelve (12) months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (l)    in connection with any sale or transfer of the Registrable Securities (whether or not pursuant to a Registration Statement) that will result in the security being delivered no longer being Registrable Securities, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and to enable such Registrable Securities to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request; and

          (m)  otherwise, in good faith, cooperate reasonably with, and take such customary action as may reasonably be requested by the Holders, in connection with such registration.

        The Company may require the Holders to furnish to the Company such information regarding the proposed distribution by the Holders as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Securities and the Holders shall not be entitled to be named as a selling securityholder in any Registration Statement and the Holders shall not be entitled to use the Prospectus forming a part thereof if the Holders do not provide such information to the Company. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

        Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(e)(iii) or 6(e)(iv) of this Agreement, such Holder shall immediately discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder shall deliver to the Company all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

        7.    Suspension of Offering.

          (a)   Subject to the provisions of this Section 7, the Company shall have the right, but not the obligation, from time to time to suspend the use of any Registration Statement, following the effectiveness of such Registration Statement (and the filings with any federal or state securities commissions). The Company, by written notice to the Holders, may direct the Holders to suspend sales of the Registrable Securities pursuant to a Registration Statement for such times as the Company reasonably may determine is necessary and advisable if any of the following events occur:

              (i)  a primary Underwritten Offering by the Company where the Company is advised by the representative of the underwriters for such Underwritten Offering that the sale of Registrable Securities pursuant to the Registration Statement would have a material adverse effect on such primary Underwritten Offering;

             (ii)  the Company Board shall have determined in good faith that (A) the offer or sale of any Registrable Securities pursuant to the Registration Statement would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination, corporate reorganization or other significant transaction involving the Company; (B) after the advice of counsel, the sale of the Registrable Securities pursuant to the Registration Statement would require the disclosure of non-public material information not otherwise required to be disclosed under applicable law; and (C) either (1) the Company has a bona fide business purpose for preserving confidentiality of the proposed transaction or information, (2) disclosure would have a material adverse effect on the Company or its ability to consummate the proposed transaction or (3) the proposed transaction renders the Company unable to comply with SEC requirements, in each case under circumstances that would make it unduly burdensome to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or

            (iii)  the Company Board shall have determined in good faith, after the advice of counsel, that the Company is required by law, rule or regulation, or that it is in the best interests of the Company, to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of: (A) reflecting in the Prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth in the Prospectus; (B) including in the Prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information; or (C) to update the Prospectus included in the Registration Statement in accordance with Section 10(a)(3) of the Securities Act.

          (b)   In the event that the Company suspends sales of the Registrable Securities pursuant to clause (a) above (a "Suspension Event"), no such suspension shall last for more than an aggregate of forty five (45) calendar days in any rolling twelve (12) month period commencing on the Effective Time or for more than an aggregate of twenty (20) calendar days in any rolling ninety (90) calendar day period, except as a result of a refusal by the SEC to declare any post-effective amendment to the Registration Statement effective provided that the Company shall have used all commercially reasonable efforts to cause such post-effective amendment to be declared effective, in which case the suspension shall be terminated immediately following the effective date of the post-effective amendment to the Registration Statement. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement, as applicable, so as to permit the Holders to resume sales of the Registrable Securities as soon as possible.

          (c)   Upon the occurrence of a Suspension Event, the Company shall give written notice (a "Suspension Notice") to the Holders to suspend sales of the Registrable Securities pursuant to the Registration Statement and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is using its commercially reasonable efforts and taking all reasonable steps to terminate suspension of the use of the Registration Statement as promptly as possible. Each Holder shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each Holder agrees to keep confidential the fact that the Company has issued a Suspension Notice and the contents thereof. If so directed by the Company, the Holders shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. Each Holder may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event.

        8.    Indemnification and Contribution.

          (a)   The Company agrees to indemnify and hold harmless (i) each Holder and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any of the foregoing (any of the Persons referred to in this clause (ii) being hereinafter referred to as a "Controlling Person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of each Holder or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as a "Purchaser Indemnitee") from and against any and all losses, claims, damages, judgments, actions, reasonable out-of-pocket expenses, and other liabilities (the "Liabilities"), including, without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any Governmental Entity, commenced or threatened, including the reasonable fees and expenses of outside counsel to any Purchaser Indemnitee, joint or several, directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished to such Purchaser Indemnitee any amendments or supplements thereto), or any preliminary Prospectus or any other document prepared by the Company used to sell the Registrable Securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information relating to any Purchaser Indemnitee furnished to the Company or any underwriter in writing by such Purchaser Indemnitee expressly for use therein, or (ii) any untrue statement contained in or omission from a preliminary Prospectus if a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished to or on behalf of the Holders participating in the distribution relating to the relevant Registration Statement any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to the Person asserting any such Liabilities who purchased Registrable Securities, if such Prospectus (or Prospectus as amended or supplemented) is required by law to be sent or given at or prior to the written confirmation of the sale of such Registrable Securities to such Person and the untrue statement contained in or omission from such preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). The Company shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including, without limitation, any investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or a Purchaser Indemnitee of which it shall become aware. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

          (b)   In connection with any Registration Statement in which a Holder is participating, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each Person who controls the Company within the meaning of Section 15 of the Securities Act or

  Section 20(a) of the Exchange Act and the respective partners, directors, officers, members, representatives, employees and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with written information relating to such Purchaser Indemnitee furnished to the Company in writing by such Purchaser Indemnitee expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary Prospectus. The liability of any Purchaser Indemnitee pursuant to this paragraph shall in no event exceed the net proceeds received by such Purchaser Indemnitee from sales of Registrable Securities giving rise to such obligations. If such Holder elects to include Registrable Securities in an Underwritten Offering, such Holder shall be required to agree to such customary indemnification provisions as may reasonably be required by the underwriter in connection with such Underwritten Offering.

          (c)   If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) above, such Person (the "Indemnified Party"), shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party"), in writing of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any liability which it may have under this Section 8(c), except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall assume the defense of such proceeding and pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its counsel do not pursue in a reasonable manner the defense of such action or (iv) the named parties to any such action (including any impleaded parties), include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that a conflict of interest may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party, then the Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one (1) separate firm of attorneys (in addition to any local counsel), for all such indemnified parties, which firm shall be designated in writing by those indemnified parties who sold a majority of the Registrable Securities sold by all such indemnified parties and any such separate firm for the Company, the directors, the officers and such control Persons of the Company as shall be designated in writing by the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

          (d)   If the indemnification provided for in paragraphs (a) and (b) of this Section 8(d) is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such paragraphs, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Parties on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Parties and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and any Purchaser Indemnitees, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e)   The parties agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation (even if such indemnified parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d) above. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to Section 8(d) shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Securities exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8(e), each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) a Holder shall have the same rights to contribution as such Holder, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8(e) or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f)    The indemnity and contribution agreements contained in this Section 8 are in addition to any liability which the indemnifying parties may otherwise have to the indemnified parties referred to above. The Purchaser Indemnitee's obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Registrable Securities sold by each of the Purchaser Indemnitees hereunder and not joint.

        9.    Lock-up Agreement.     Each Holder hereby agrees solely with respect to any Underwritten Offering to which such Holder is participating that it shall enter into a customary lock-up agreement, to the extent required by an underwriter in such Underwritten Offering, in which the Holder shall agree to not directly or indirectly sell, offer to sell (including, without limitation, any short sale), grant any option or otherwise transfer or dispose of any securities of the Company then owned by the Holder (other than to donees or partners of the Holder who agree to be similarly bound) for a period of not more than ninety (90) days following the date of the prospectus with respect to such Underwritten Offering.

        10.    Miscellaneous.

          (a)    Remedies.    In the event of a breach by the Company of any of its obligations under this Agreement, the Holders, in addition to being entitled to exercise all rights provided herein, or granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Subject to Section 8, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b)    Survival.    This Agreement is intended to survive the consummation of the transactions contemplated by the Merger Agreement and the Investor Agreements. The indemnification and contribution obligations under Section 8 of this Agreement shall survive the termination of the obligations of the Company under this Agreement.

          (c)    Entire Agreement; No Third Party Beneficiary.    This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

          (d)    Governing Law    This Agreement and all Legal Actions (whether based on contract, tort, or statute) arising out of or relating to this Agreement or the actions of any of the parties hereto in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

          (e)    Jurisdiction.    Each of the parties hereto irrevocably agrees that any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in the Court of Chancery in and for New Castle County, Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Legal Action, in the United States District Court for the District of Delaware. Each of the parties hereto agrees that mailing of process or other papers in connection with any such Legal Action in the manner provided in Section 10(g) or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such Legal Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Legal Action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 10(e); (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action, or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

          (f)    Specific Enforcement.    The parties hereto agree that the rights of each party to consummate the transactions contemplated by this Agreement are special, unique and of extraordinary character and that irreparable damage would occur if any provision of this Agreement are not performed in accordance with the terms hereof or are otherwise breached, and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the Court of Chancery of the State of Delaware without necessity of posting a bond or other form of security. In the event that any action or proceeding should be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at Law.

          (g)    Assignment.

              (i)  This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

             (ii)  This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns of the Investors, which shall include Permitted Transferees.

          (h)    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email (with confirmation of transmission); or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10(h)):

    if to the Company:

    US Ecology, Inc.
    101 S. Capitol Blvd., Suite 1000
    Boise, ID 83702
    Attention: Wayne Ipsen, General Counsel
    Email: wayne.ipsen@usecology.com

    with a copy to (which copy shall not constitute notice):

    Dechert LLP
    Cira Centre 2929 Arch Street
    Philadelphia, PA 19104
    Attention: Stephen M. Leitzell
    Email: stephen.leitzell@dechert.com

    if to the Investors:

    c/o J.F. Lehman & Company
    110 East 59th Street, 27th Floor
    New York, NY 10022
    Attention: C. Alexander Harman, Glenn M. Shor and David L. Rattner
    Email: cah@jflpartners.com, gms@jflpartners.com, and dlr@jflpartners.com with a copy (which shall not constitute notice) to:

    Jones Day
    2727 North Harwood Street, Suite 500
    Dallas, TX 75201
    Attention: Alain A. Dermarkar
    Email: adermarkar@jonesday.com

          (i)    Severability.    The provisions of this Agreement shall be deemed severable and if any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

          (j)    Holders Obligation Several and Not Joint.    Unless specified otherwise in this Agreement, the obligations of each Holder hereunder shall be several and not joint, and no Holder shall be liable for any breach of the terms of this Agreement by any other Holder.

          (k)    Construction.

              (i)  For purposes of this Agreement, whenever the context requires: (A) the singular number shall include the plural, and vice versa; (B) the masculine gender shall include the feminine and neuter genders; (C) the feminine gender shall include the masculine and neuter genders; and (D) the neuter gender shall include the masculine and feminine genders.

             (ii)  The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

            (iii)  As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

          (l)    Descriptive Headings.    The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          (m)    Counterparts; Signatures.    This Agreement may be executed in any number of counterparts, all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement shall have received counterparts signed by all of the other parties. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, each of which shall be deemed an original.

[Signature page follows]

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be effective as of the date first above written.

US ECOLOGY, INC.
By:	/s/ JEFFREY R. FEELER
	Name:	Jeffrey R. Feeler
	Title:	President
US ECOLOGY PARENT, INC.
By:	/s/ JEFFREY R. FEELER
	Name:	Jeffrey R. Feeler
	Title:	President
JFL-NRC-SES PARTNERS, LLC
By:	/s/ C. ALEXANDER HARMAN
	Name:	C. Alexander Harman
	Title:	President and Assistant Secretary
JFL-NRCG HOLDINGS III, LLC
By:	/s/ DAVID L. RATTNER
	Name:	David L. Rattner
	Title:	Secretary
JFL-NRCG HOLDINGS IV, LLC
By:	/s/ DAVID L. RATTNER
	Name:	David L. Rattner
	Title:	Secretary

ANNEX E

US ECOLOGY PARENT, INC.

FORM OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

a Delaware Corporation

JEFFREY R. FEELER and WAYNE R. IPSEN certify that:

        1.     They are the President and Secretary, respectively, of US Ecology Parent, Inc. a corporation duly incorporated under the laws of the State of Delaware pursuant to the filing of its original certificate of incorporation with the Secretary of State of the State of Delaware on June 19, 2019.

        2.     Pursuant to Sections 242 and 245 of the Delaware General Corporation Law, the Certificate of Incorporation of this corporation, as amended or supplemented, is amended and restated to read as follows:

          FIRST: The name of the Corporation is "US Ecology, Inc."

          SECOND: The address of the registered office of the Corporation in the State of Delaware is [Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808]. The name of its registered agent at such address is [Corporation Service Company].

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of Delaware ("GCL").

          FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 75,000,000 shares of common stock, par value $.01 per share (the "Common Stock") and 1,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock" or "Preferred Shares").

          The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the powers, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

          FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

            1.     The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by Statute or by this Certification of Incorporation or the By-Laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

            2.     The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation.

            3.     At all elections of directors of the Corporation, each holder of stock or of any class or classes or of a series thereof shall be entitled to as many votes as shall equal the number of votes which (except for this provision on cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

            4.     The Board of Directors may adopt, amend or repeal the By-Laws of this corporation.

          SIXTH: The officers of the Corporation shall be chosen in such a manner, shall hold their offices for such terms and shall carry out such duties as are determined solely by the Board of Directors, subject to the right of the Board of Directors to remove any officer or officers at any time with or without cause.

          SEVENTH:

            1.     Each person who was or is made a party to or is threatened to be made a party to or is involuntarily involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director and/or officer of the Corporation, or is or was serving (during his tenure as director and/or officer) at the request of the Corporation, any other corporation, partnership, joint venture, trust or other enterprise in any capacity, whether the basis of such Proceeding is an alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the GCL as now or hereafter in effect (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than are permitted to the Corporation prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection with such Proceeding. Such director or officer shall have the right to be paid by the Corporation for expenses incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of any such Proceeding shall be made only upon receipt by the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it should be determined ultimately that he is not entitled to be indemnified under this Article SEVENTH, Section 1 or otherwise. No amendment to or repeal of this Article SEVENTH, Section 1 shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

            2.     If a claim for indemnity under Article SEVENTH, Section 1 is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the director or officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, together with interest thereon, and if successful in whole or in part, such director or officer shall also be entitled to be paid the expense of prosecuting such claim, including reasonable attorneys' fees incurred in connection therewith. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that such director or officer has not met the standards of conduct which make it permissible under the GCL for the

    Corporation to indemnify him for the amount claimed, but the burden of proving such a defense shall be on the Corporation. Neither the failure of the Corporation (or of its full Board of Directors, its directors who are not parties to the Proceeding with respect to which indemnification is claimed, its stockholders, or independent legal counsel) to have made a determination prior to the commencement of an action pursuant to this Article SEVENTH, Section 2 that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in the GCL, nor an actual determination by any such person or persons that such director or officer has not met such applicable standard of conduct, shall be a defense to such action or create a presumption that such director or officer has not met the applicable standard of conduct.

            3.     No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or is stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this Article SEVENTH, Section 3 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the GCL is amended hereafter to further eliminate or limit the personal liability of directors, the liability of a director of this corporation shall be limited or eliminated to the fullest extent permitted by the GCL, as amended.

            4.     In furtherance and not in limitation of the powers conferred by statute:

              (a)   the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of law; and

              (b)   the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

            5.     Rights Not Exclusive.    The rights conferred by this Article SEVENTH shall not be exclusive of any other right which the director or officer may have or hereafter acquire under the GCL or any other statute, or any provision contained in the Corporation's Certificate of Incorporation or Bylaws, or any agreement, or pursuant to a vote of stockholders or disinterested directors, or otherwise.

          EIGHTH:

            1.     For purposes of this Article EIGHTH, the following terms shall have the meanings specified below.

              (a)   A Person shall be deemed to be the "beneficial owner" of, or to "beneficially own", or to have "beneficial ownership" of, shares of the capital stock of the Corporation to the extent such Person (i) would be deemed to be the "beneficial owner" thereof pursuant to Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such rule may be amended or supplemented from time to time, and any successor to such rule, and such terms shall apply to and include the holder of record of shares in the Corporation, or (ii) otherwise has the ability to exercise or to control, directly or indirectly, any interest or rights thereof, including any voting power of the shares of the capital stock of the Corporation, under any contract, understanding or other means; provided, however, that a Person shall not be deemed to be the "beneficial owner" of, or to "beneficially own" or to have "beneficial ownership" of, shares of the capital stock of the Corporation if the Corporation determines in accordance with this Article EIGHTH that such Person is not the beneficial owner of such shares for purposes of the U.S. Maritime Laws. Notwithstanding the foregoing, no Person will be deemed to beneficially own shares of capital stock issuable on exercise or conversion of the Redemption Warrants except to the extent such shares are issued on exercise or conversion.

              (b)   "Board of Directors", as used in this Article EIGHTH unless otherwise expressly provided includes any duly authorized committee thereof, and any officer of the Corporation who shall have been duly authorized by the Board of Directors or any such committee thereof.

              (c)   "Citizenship Statement" means any citizenship certifications required under Article EIGHTH, Section 4(b), the written statements and affidavits required under Article EIGHTH, Section 8 given by the beneficial owners or their transferees or proposed or purported transferees, in each case whether such certifications, written statements or affidavits have been given on their own behalf or on behalf of others.

              (d)   "Corporation", as used in this Article EIGHTH, includes the subsidiaries of the Corporation that own vessels that are subject to the U.S. Maritime Laws to the extent the U.S. Maritime Laws require the Corporation to qualify as a U.S. Citizen in order for such subsidiaries to so qualify.

              (e)   "Excess Share Date" shall have the meaning ascribed to such term in Article EIGHTH, Section 5.

              (f)    "Excess Shares" shall have the meaning ascribed to such term in Article EIGHTH, Section 5.

              (g)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended or supplemented from time to time.

              (h)   "Fair Market Value" of one share of a particular class or series of the capital stock of the Corporation shall mean the arithmetic average of the daily VWAP of one share of such capital stock for the 20 consecutive Trading Days immediately preceding the date of measurement, or, if such capital stock is not listed or admitted for unlisted trading privileges on a National Securities Exchange, the average of the reported closing bid and asked prices of such class or series of capital stock on such dates in the over-the-counter market or a comparable system as shown by a system of automated dissemination of quotations of securities prices then in common use comparable to the National Association of Securities Dealers, Inc. Automated Quotations System (and, for the avoidance of doubt, not including the gray market); provided, however, that if at such date of measurement there is otherwise no established trading market for such capital stock, or the number of consecutive Trading Days since the effective date of this Amended and Restated Certificate is less than 20, the "Fair Market Value" of a share of such capital stock shall be determined in good faith by the Board of Directors.

              (i)    "National Securities Exchange" shall mean an exchange registered with the Securities and Exchange Commission under Section 6(a) of the Exchange Act, as such section may be amended or supplemented from time to time, and any successor to such statute.

              (j)    "Non-U.S. Citizen" shall mean any Person other than a U.S. Citizen.

              (k)   "Permitted Percentage" shall mean, with respect to any class or series of capital stock of the Corporation, with respect to all Non-U.S. Citizens in the aggregate, 24% of the shares of such class or series of capital stock of the Corporation from time to time issued and outstanding.

              (l)    "Person" means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, limited liability partnership, trust, unincorporated organization, or government or any agency or political subdivision thereof, or other entity.

              (m)  "Redemption Date" shall have the meaning ascribed to such term in Article EIGHTH, Section 6(c)(iv).

              (n)   "Redemption Notes" shall mean interest-bearing promissory notes of the Corporation with a maturity of not more than 10 years from the date of issue and bearing interest at a fixed rate equal to the yield on the U.S. Treasury Note having a maturity comparable to the term of such Redemption Notes as published in The Wall Street Journal or comparable publication at the time of the issuance of the Redemption Notes. Such notes shall be governed by the terms of an indenture to be entered into by and between the Corporation and a trustee, as may be amended from time to time. Redemption Notes shall be redeemable at par plus accrued but unpaid interest.

              (o)   "Redemption Notice" shall have the meaning ascribed to such term in Article EIGHTH, Section 6(c)(iii).

              (p)   "Redemption Price" shall have the meaning ascribed to such term in Article EIGHTH, Section 6(c)(i).

              (q)   "Redemption Warrants" shall mean the warrants issued pursuant to a warrant agreement to be entered into between the Corporation and [WARRANT AGENT] (or any successor thereto), as warrant agent, with respect to the warrants entitling the holders thereof to purchase shares of Common Stock with an exercise price per warrant equal to $0.01 per share of Common Stock. A holder of Redemption Warrants (or its proposed or purported transferee) who cannot establish to the satisfaction of the Corporation that it is a U.S. Citizen shall not be permitted to exercise its Redemption Warrants if the shares issuable upon exercise would constitute Excess Shares if they were issued. Redemption Warrants shall not entitle the holder to have any rights or privileges of stockholders of the Corporation solely by virtue of such Redemption Warrants, including, without limitation, any rights to vote, to receive dividends or distributions, to exercise any preemptive rights, or to receive notices, in each case, as stockholders of the Corporation, until they exercise their Redemption Warrants and receive shares of Common Stock.

              (r)   "Trading Day" shall mean a day on which the principal National Securities Exchange on which shares of any class or series of the capital stock of the Corporation are listed is open for the transaction of business or, if such capital stock is not listed or admitted for unlisted trading privileges on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

              (s)   "transfer" shall mean any transfer of beneficial ownership of shares of the capital stock of the Corporation, including (i) original issuance of shares, (ii) issuance of shares upon the exercise, conversion or exchange of any securities of the Corporation, including Redemption Warrants, and (iii) transfer by merger, transfer by testamentary disposition, transfer pursuant to a court order or arbitration award, or other transfer by operation of law.

              (t)    "transferee" shall mean any Person receiving beneficial ownership of shares of the capital stock of the Corporation, including any recipient of shares resulting from (i) the original issuance of shares, (ii) the issuance of shares upon the exercise, conversion or exchange of any securities of the Corporation, including Redemption Warrants, or (iii) transfer by merger, transfer by testamentary disposition, transfer pursuant to a court order or arbitration award, or other transfer by operation of law; all references to "transferees" shall also include, and the provisions of this Article EIGHTH (including, without limitation, requirements to provide Citizenship Statements) shall apply to, any beneficial owner on whose behalf a transferee is acting as custodian, nominee, fiduciary, purchaser representative or in any other capacity.

              (u)   "U.S. Citizen" shall mean a citizen of the United States within the meaning of the U.S. Maritime Laws, eligible and qualified to own and operate U.S.-flag vessels in the U.S. Coastwise Trade.

              (v)   "U.S. Coastwise Trade" shall mean the carriage or transport of merchandise and/or other materials and/or passengers in the coastwise trade of the United States of America within the meaning of 46 U.S.C. Chapter 551 and any successor statutes thereto, as amended or supplemented from time to time.

              (w)  "U.S. Maritime Laws" shall mean, collectively, the U.S. citizenship and cabotage laws principally contained in 46 U.S.C. § 50501 and 46 U.S.C. Chapters 121 and 551 and any successor statutes thereto, together with the rules and regulations promulgated thereunder by the U.S. Coast Guard and, to the extent applicable to the Corporation, the U.S. Maritime Administration and their respective practices enforcing, administering and interpreting such laws, statutes, rules and regulations, in each case as amended or supplemented from time to time, relating to the ownership and operation of U.S.-flag vessels in the U.S. Coastwise Trade.

              (x)   "VWAP" means for any Trading Day and any security (including Common Stock and Preferred Stock), the price for such security determined by the daily volume weighted average price per unit of such security for such Trading Day on the New York Stock Exchange or The Nasdaq Stock Market, as the case may be, in each case, for the regular trading session (including any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session), or if such security is not listed or quoted on the New York Stock Exchange or The Nasdaq Stock Market, as reported by the principal National Securities Exchange on which such security is then listed or quoted, whichever is applicable, as published by Bloomberg at 4:15 p.m., New York City time (or 15 minutes following the end of any extension of the regular trading session), on such Trading Day.

            2.     Restrictions on Ownership of Shares by Non-U.S. Citizens. Non-U.S. Citizens shall not be permitted to beneficially own in the aggregate, more than the Permitted Percentage of each class or series of the capital stock of the Corporation. To help ensure that at no time Non-U.S. Citizens, in the aggregate, become the beneficial owners of more than the Permitted Percentage of the issued and outstanding shares of any class or series of capital stock of the Corporation, and to enable the Corporation to comply with any requirement that it be, and submit any proof that it is, a U.S. Citizen under any applicable law or under any contract with the United States government (or any agency thereof), the Corporation shall have the power to take the actions prescribed in Article EIGHTH, Section 3 through Article EIGHTH, Section 8. The provisions of this Article EIGHTH are intended to ensure that the Corporation continues to qualify as a U.S. Citizen under the U.S. Maritime Laws so that the Corporation does not cease to be qualified: (a) under the U.S. Maritime Laws to own and operate vessels in the U.S. Coastwise Trade; (b) to operate vessels under an agreement with the United States government (or any agency thereof) that requires the Corporation to qualify as a U.S. Citizen; or (c) to participate in or receive the benefits of any statutory program that requires the Corporation to qualify as a U.S. Citizen. The Board of Directors is specifically authorized to make all determinations and to adopt and effect all policies and measures necessary or desirable, in accordance with applicable law and this Amended and Restated Certificate, to fulfill the purposes or implement the provisions of this Article EIGHTH; provided, however, that determinations with respect to redemptions of any Excess Shares shall be made only by the Board of Directors.

            3.     Dual Share System.

              (a)   To implement the requirements set forth in Article EIGHTH, Section 2, the Corporation may, but is not required to, institute a dual share system such that: (i) each certificate and/or book entry (in the case of uncertificated shares) representing shares of each class or series of capital stock of the Corporation that are beneficially owned by a U.S. Citizen shall be marked "U.S. Citizen" and each certificate and/or book entry (in the case of uncertificated shares) representing shares of each class or series of capital stock of the Corporation that are beneficially owned by a Non-U.S. Citizen shall be marked "Non-U.S. Citizen", but with all such certificates and/or book entries (in the case of uncertificated shares) to be identical in all other respects and to comply with all provisions of the laws of the State of Delaware; (ii) an application to transfer shares shall be set forth on the back of each certificate or made available by the Corporation (in the case of book entry shares) in which a proposed transferee of title to shares shall apply to the Corporation to transfer the number of shares indicated therein and shall certify as to the citizenship of such proposed transferee; (iii) a certification shall be submitted by such proposed transferee (which may include as part thereof a form of affidavit), upon which the Corporation and its transfer agent (if any) shall be entitled (but not obligated) to rely conclusively, stating whether such proposed transferee is a U.S. Citizen; and (iv) the stock transfer records of the Corporation may be maintained in such manner as to enable the percentages of the shares of each class or series of the Corporation's capital stock that are beneficially owned by U.S. Citizens and by Non-U.S. Citizens to be confirmed. The Board of Directors is authorized to take such other ministerial actions or make such interpretations of this Amended and Restated Certificate as it may deem necessary or advisable in order to implement a dual share system consistent with the requirements set forth in Article EIGHTH, Section 2 and to ensure compliance with such system and such requirements.

              (b)   A conspicuous statement shall be set forth on the face or back of each certificate and/or on each book entry (in the case of uncertificated shares) representing shares of each class or series of capital stock of the Corporation to the effect that: (i) such shares and the beneficial ownership thereof are subject to restrictions on transfer set forth in this Amended and Restated Certificate; and (ii) the Corporation will furnish, without charge, to each stockholder of the Corporation who so requests a copy of this Amended and Restated Certificate.

            4.     Restrictions on Transfers.

              (a)   No shares of any class or series of the capital stock of the Corporation may be transferred to a Non-U.S. Citizen or to a holder of record that will hold such shares for or on behalf of a Non-U.S. Citizen if, upon completion of such transfer, the number of shares of such class or series beneficially owned by Non-U.S. Citizens in the aggregate would exceed the Permitted Percentage for such class or series. Any transfer or purported transfer of beneficial ownership of any shares of any class or series of capital stock of the Corporation, the effect of which would be to cause Non-U.S. Citizens in the aggregate to beneficially own shares of any class or series of capital stock of the Corporation in excess of the Permitted Percentage for such class or series, shall, to the fullest extent permitted by law, be void ab initio and ineffective, and, to the extent that the Corporation or its transfer agent (if any) knows that such transfer or purported transfer would, if completed, be in violation of the restrictions on transfers to Non-U.S. Citizens set forth in this Article EIGHTH, neither the Corporation nor its transfer agent (if any) shall register such transfer or purported transfer on the stock transfer records of the Corporation and neither the Corporation nor its transfer agent (if any) shall recognize the transferee or purported transferee thereof as a stockholder of the Corporation with respect to such shares for any purpose whatsoever (including for purposes of voting, dividends and other distributions) except to the extent necessary to effect any remedy available to the Corporation under this Article EIGHTH. In no event shall any such registration or recognition make such transfer or purported transfer effective unless the Board of Directors shall have expressly and specifically authorized the same.

              (b)   In connection with any proposed or purported transfer of shares of any class or series of the capital stock of the Corporation, any transferee or proposed or purported transferee of shares may be required by the Corporation or its transfer agent (if any) to deliver (i) a certification by such transferee or proposed or purported transferee (which may include as part thereof an affidavit) upon which the Corporation and its transfer agent (if any) shall be entitled (but not obligated) to rely conclusively, stating whether such transferee or proposed or purported transferee is a U.S. Citizen, and (ii) such other documentation and information concerning the citizenship of such transferee or proposed or purported transferee (as applicable) under Article EIGHTH, Section 8 as the Corporation may request in its sole discretion. Registration and recognition of any transfer of shares may be denied by the Corporation upon refusal or failure to furnish any of the foregoing Citizenship Statements. Each proposed or purported transferor of such shares shall reasonably cooperate with any requests from the Corporation to facilitate the transmission of requests for such Citizenship Statements to the proposed or purported transferee and such proposed or purported transferee's responses thereto.

              (c)   Notwithstanding any of the provisions of this Article EIGHTH, the Corporation shall be entitled (but not obligated) to rely, without limitation, on the stock transfer and other stockholder records of the Corporation (and its transfer agent, if any) for the purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies, and otherwise conducting votes of stockholders.

            5.     Excess Shares.    If on any date, including, without limitation, any record date (each, an "Excess Share Date"), the number of shares of any class or series of capital stock of the Corporation beneficially owned by Non-U.S. Citizens in the aggregate exceeds the Permitted Percentage with respect to such class or series of capital stock, irrespective of the date on which such event becomes known to the Corporation (such shares in excess of the Permitted Percentage, the "Excess Shares"), then the shares of such class or series of capital stock of the Corporation that constitute Excess Shares for purposes of this Article EIGHTH shall be

    (x) those shares that have been acquired by or become beneficially owned by Non-U.S. Citizens, starting with the most recent acquisition of beneficial ownership of such shares by a Non-U.S. Citizen and including, in reverse chronological order of acquisition, all other acquisitions of beneficial ownership of such shares by Non-U.S. Citizens from and after the acquisition of beneficial ownership of such shares by a Non-U.S. Citizen that first caused such Permitted Percentage to be exceeded, or (y) those shares beneficially owned by Non-U.S. Citizens that exceed the Permitted Percentage as the result of any repurchase or redemption by the Corporation of shares of its capital stock, starting with the most recent acquisition of beneficial ownership of such shares by a Non-U.S. Citizen and going in reverse chronological order of acquisition; provided, however, that: (a) the Corporation shall have the sole power to determine, in the exercise of its reasonable judgment, those shares of such class or series that constitute Excess Shares in accordance with the provisions of this Article EIGHTH; (b) the Corporation may in its reasonable discretion rely on any reasonable documentation provided by Non-U.S. Citizens with respect to the date and time of their acquisition of beneficial ownership of Excess Shares; (c) if the acquisition of beneficial ownership of more than one Excess Share occurs on the same date and the time of acquisition is not definitively established, then the order in which such acquisitions shall be deemed to have occurred on such date shall be determined by lot or by such other method as the Corporation may, in its reasonable discretion, deem appropriate; (d) Excess Shares that result from a determination that a beneficial owner has ceased to be a U.S. Citizen shall be deemed to have been acquired, for purposes of this Article EIGHTH, as of the date that such beneficial owner ceased to be a U.S. Citizen; and (e) the Corporation may adjust upward to the nearest whole share the number of shares of such class or series deemed to be Excess Shares. Any determination made by the Corporation pursuant to this Article EIGHTH, Section 5 as to which any shares of any class or series of the Corporation's capital stock constitute Excess Shares of such class or series shall be conclusive and shall be deemed effective as of the applicable Excess Share Date for such class or series.

            6.     Redemption.

              (a)   In the event that (i) the provisions of Article EIGHTH, Section 4(a) would not be effective for any reason to prevent the transfer of beneficial ownership of any Excess Share of any class or series of the capital stock of the Corporation to a Non-U.S. Citizen (including by reason of the applicability of Article EIGHTH, Section 10), (ii) a change in the status of a Person from a U.S. Citizen to a Non-U.S. Citizen causes a share of any class or series of capital stock of the Corporation of which such Person is the beneficial owner to constitute an Excess Share, (iii) any repurchase or redemption by the Corporation of shares of its capital stock causes any share of any class or series of capital stock of the Corporation beneficially owned by Non-U.S. Citizens in the aggregate to exceed the Permitted Percentage and thereby constitute an Excess Share, or (iv) a beneficial owner of a share of any class or series of capital stock of the Corporation has been determined to be or to be treated as a Non-U.S. Citizen pursuant to Article EIGHTH, Section 7 or Article EIGHTH, Section 8, respectively, and the beneficial ownership of such share by such Non-U.S. Citizen results in such share constituting an Excess Share, then, the Corporation, by action of the Board of Directors (or any duly authorized committee thereof), in its sole discretion, pursuant to applicable provisions of the GCL is authorized to redeem such Excess Share in accordance with this Article EIGHTH, Section 6, unless the Corporation does not have sufficient lawfully available funds to permit such redemption or such redemption is not otherwise permitted under the GCL or other provisions of applicable law; provided, however, that the Corporation shall not have any obligation under this Article EIGHTH, Section 6 to redeem any one or more Excess Shares.

              (b)   Until such time as any Excess Shares subject to redemption by the Corporation pursuant to this Article EIGHTH, Section 6 are so redeemed by the Corporation at its option and beginning on the first Excess Share Date for the classes or series of the Corporation's capital stock of which such Excess Shares are a part, to the fullest extent permitted by applicable law:

                  (i)  the holders of such Excess Shares subject to redemption shall (so long as such shares constitute Excess Shares) not be entitled to any voting rights with respect to such Excess Shares; and

                 (ii)  the Corporation shall (so long as such shares constitute Excess Shares) pay into a segregated account dividends and any other distributions (upon liquidation or otherwise) in respect of such Excess Shares.

      Full voting rights shall be restored to any shares of a class or series of capital stock of the Corporation that were previously deemed to be Excess Shares, and any dividends or distributions with respect thereto that have been previously paid into a segregated account shall be due and paid solely to the holders of record of such shares, promptly after such time as, and to the extent that, such shares have ceased to be Excess Shares (including as a result of the sale of such shares to a U.S. Citizen prior to the issuance of a Redemption Notice pursuant to Article EIGHTH, Section 6(c)(iii)); provided, however, that such shares have not been already redeemed by the Corporation at its option pursuant to this Article EIGHTH, Section 6.

              (c)   The terms and conditions of redemptions by the Corporation of Excess Shares of any class or series of the Corporation's capital stock under this Article EIGHTH, Section 6 shall be as follows:

                  (i)  the per share redemption price (the "Redemption Price") for each Excess Share shall be paid by the issuance of one Redemption Warrant (or such higher number of Redemption Warrants or a fraction of a Redemption Warrant, as the case may be, then exercisable for one share of Common Stock) for each Excess Share; provided, however, that if the Corporation determines that a Redemption Warrant would be treated as capital stock under the U.S. Maritime Laws or that the Corporation may not issue Redemption Warrants for any reason, then the Redemption Price shall be paid, as determined by the Board of Directors (or any duly authorized committee thereof) in its sole discretion, (A) in cash (by wire transfer or bank or cashier's check), (B) by the issuance of Redemption Notes, (C) by any combination of cash and Redemption Notes (it being understood that all Excess Shares being redeemed in the same transaction or any series of related transactions shall be redeemed for the same amount and form of consideration), or (D) by any other means authorized or permitted under the GCL;

                 (ii)  with respect to the portion of the Redemption Price being paid in whole or in part by cash and/or by the issuance of Redemption Notes, such portion of the Redemption Price shall be an amount equal to, in the case of cash, or a principal amount equal to, in the case of Redemption Notes, the sum of (A) the Fair Market Value of such Excess Share as of the date of redemption of such Excess Share plus (B) an amount equal to the amount of any dividend or any other distribution (upon liquidation or otherwise) declared in respect of such Excess Share prior to the date on which such Excess Share is called for redemption and which amount has been paid into a segregated account by the Corporation pursuant to Article EIGHTH, Section 6(b) (which shall be in full satisfaction of any right of the holder to any amount(s) in such segregated account to the extent relating to such Excess Share);

                (iii)  written notice of the redemption of the Excess Shares containing the information set forth in Article EIGHTH, Section 6(c)(v), together with a letter of transmittal to accompany certificates, if any, representing the Excess Shares that have been called for redemption, shall be given either by hand delivery or by overnight courier service or by first-class mail, postage prepaid, to each holder of record of the Excess Shares to be redeemed, at such holder's last known address as the same appears on the stock register of the Corporation (the "Redemption Notice"), unless such notice is waived in writing by any such holder(s);

                (iv)  the date on which the Excess Shares shall be redeemed (the "Redemption Date") shall be the later of (A) the date specified in the Redemption Notice sent to the record holder of the Excess Shares (which shall not be earlier than the date of such notice), and (B) the date on which the Corporation has irrevocably deposited in trust with a paying agent or set aside for the benefit of such record holder consideration sufficient to pay the Redemption Price to such record holders of such Excess Shares in Redemption Warrants, cash and/or Redemption Notes;

                 (v)  each Redemption Notice to each holder of record of the Excess Shares to be redeemed shall specify (A) the Redemption Date (as determined pursuant to Article EIGHTH, Section 6(c)(iv)); (B) the number and the class or series of shares of capital stock to be redeemed from such holder as Excess Shares (and to the extent such Excess Shares are certificated, the certificate number(s) representing such Excess Shares), (C) the Redemption Price and the manner of payment thereof, (D) the place where certificates for such Excess Shares (if such Excess Shares are certificated) are to be surrendered for cancellation, (E) any instructions as to the endorsement or assignment for transfer of such certificates (if any) and the completion of the accompanying letter of transmittal, and (F) the fact that all right, title and interest in respect of the Excess Shares to be redeemed (including, without limitation, voting, dividend and distribution rights) shall permanently cease and terminate on the Redemption Date, except for the right to receive the Redemption Price, without interest;

                (vi)  on and after the Redemption Date, all right, title and interest in respect of the Excess Shares selected for redemption (including, without limitation, voting and dividend and distribution rights) shall forthwith permanently cease and terminate, such Excess Shares shall no longer be deemed to be outstanding shares for any purpose, including, without limitation, for purposes of voting or determining the total number of shares entitled to vote on any matter properly brought before the stockholders for a vote thereon or receiving any dividends or distributions (and may be either cancelled or held by the Corporation as treasury stock), and the holders of record of such Excess Shares shall thereafter be entitled only to receive the Redemption Price, without interest; and

               (vii)  upon surrender of the certificates (if any) for any Excess Shares so redeemed in accordance with the requirements of the Redemption Notice and the accompanying letter of transmittal (and otherwise in proper form for transfer as specified in the Redemption Notice), the holder of record of such Excess Shares shall be entitled to payment of the Redemption Price. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate (or certificates), to the extent such shares were certificated, shall be issued representing the shares not redeemed, without cost to the holder of record. On the Redemption Date, to the extent that dividends or other distributions (upon liquidation or otherwise) with respect to the Excess Shares selected for redemption were paid into a segregated account in accordance with Article EIGHTH, Section 6(b)(ii), then to the fullest extent permitted by applicable law, such amounts shall be released to the Corporation upon the completion of such redemption.

              (d)   Nothing in this Article EIGHTH, Section 6 shall prevent the recipient of a Redemption Notice from transferring its shares before the Redemption Date if such transfer is otherwise permitted under this Amended and Restated Certificate and applicable law and prior to the Redemption Date the recipient provides notice of such proposed or purported transfer to the Corporation along with the documentation and information required under Article EIGHTH, Section 4(b) and Article EIGHTH, Section 8 establishing that the proposed or purported transferee is a U.S. Citizen to the satisfaction of the Corporation in its reasonable discretion. If such conditions are met, the Board of Directors (or any duly authorized committee thereof) shall withdraw the Redemption Notice related to such shares, but otherwise the redemption thereof shall proceed on the Redemption Date in accordance with this Section and the Redemption Notice.

            7.     Citizenship Determinations.    The Corporation shall have the power to determine, in the exercise of its reasonable judgment and with the advice of counsel, the citizenship of the beneficial owners and the transferees or proposed or purported transferees of any class or series of the Corporation's capital stock for the purposes of this Article EIGHTH. In making such determinations, the Corporation may rely (a) on the stock transfer records of the Corporation and Citizenship Statements and (b) on any reasonable or accepted ownership presumption or fair inference rule, to establish the citizenship of such beneficial owners, transferees or proposed or purported transferees. The determination of the citizenship of such beneficial owners, transferees or proposed or purported transferees may also be established in such other manner as the Corporation may deem reasonable pursuant to Article EIGHTH, Section 8(b). The determination of the Corporation at any time as to the citizenship of such beneficial owners, transferees or proposed or purported transferees in accordance with the provisions of this Article EIGHTH shall be conclusive.

            8.     Requirement to Provide Citizenship Information.

              (a)   In furtherance of the requirements of Article EIGHTH, Section 2, and without limiting any other provision of this Article EIGHTH, the Corporation may require the beneficial owners of shares of any class or series of the Corporation's capital stock to confirm their citizenship status from time to time in accordance with the provisions of this Article EIGHTH, Section 8, and, as a condition to acquiring and having beneficial ownership of shares of any class or series of capital stock of the Corporation, every beneficial owner of any such shares must comply with the following provisions:

                  (i)  promptly upon a beneficial owner's acquisition of beneficial ownership of five percent or more of the outstanding shares of any class or series of capital stock of the Corporation, and at such other times as the Corporation may determine by written notice to such beneficial owner, such beneficial owner must provide to the Corporation a written statement or an affidavit, as specified by the Corporation, duly signed, stating the name and address of such beneficial owner, the number of shares of each class or series of capital stock of the Corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, a statement as to whether such beneficial owner is a U.S. Citizen, and such other information and documents required by the U.S. Coast Guard or the U.S. Maritime Administration under the U.S. Maritime Laws, including 46 C.F.R. Parts 67 and 355;

                 (ii)  promptly upon request by the Corporation, each beneficial owner must provide to the Corporation a written statement or an affidavit, as specified by the Corporation, duly signed, stating the name and address of such beneficial owner, the number of shares of each class or series of capital stock of the Corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, a statement as to whether such beneficial owner is a U.S. Citizen, and such other information and documents required by the U.S. Coast Guard or the U.S. Maritime Administration under the U.S. Maritime Laws, including 46 C.F.R. Parts 67 and 355;

                (iii)  promptly upon request by the Corporation, any beneficial owner must provide to the Corporation a written statement or an affidavit, as specified by the Corporation, duly signed, stating the name and address of such beneficial owner, together with reasonable documentation of the date and time of such beneficial owner's acquisition of beneficial ownership of the shares of any class or series of capital stock of the Corporation specified by the Corporation in its request;

                (iv)  promptly after becoming a beneficial owner, every beneficial owner must provide, or authorize such beneficial owner's broker, dealer, custodian, depositary, nominee or similar agent with respect to the shares of each class or series of the Corporation's capital stock beneficially owned by such beneficial owner to provide, to the Corporation such beneficial owner's address and other contact information as may be requested by the Corporation; and

                 (v)  every beneficial owner must provide to the Corporation, at any time such beneficial owner ceases to be a U.S. Citizen, as promptly as practicable but in no event less than five business days after the date such beneficial owner becomes aware that it has ceased to be a U.S. Citizen, a written statement, duly signed, stating the name and address of the beneficial owner, the number of shares of each class or series of capital stock of the Corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, and a statement as to such change in status of such beneficial owner to a Non-U.S. Citizen.

              (b)   The Corporation may at any time require reasonable proof, in addition to the Citizenship Statements certifications required under Article EIGHTH, Section 4(b) and the written statements and affidavits required under Article EIGHTH, Section 8(a), of the citizenship of the beneficial owner or the transferee or proposed or purported transferee of shares of any class or series of the Corporation's capital stock.

              (c)   In the event that (i) the Corporation requests in writing (in which express reference is made to this Article EIGHTH, Section 8) from a beneficial owner of shares of any class or series of the Corporation's capital stock a Citizenship Statement, and (ii) such beneficial owner fails to provide the Corporation with the requested documentation by the date set forth in such written request, then, to the fullest extent permitted by applicable law: (A)(x) the voting rights of such beneficial owner's shares of the Corporation's capital stock shall be suspended, and (y) any dividends or other distributions (upon liquidation or otherwise) with respect to such shares shall be paid into a segregated account, until such requested documentation is submitted in form and substance reasonably satisfactory to the Corporation, subject to the other provisions of this Article EIGHTH; provided, however, that the Corporation shall have the power, in its sole discretion, to extend the date by which such requested documentation must be provided and/or to waive the application of sub-clauses (x) and/or (y) of this clause (ii)(A) to any of the shares of such beneficial owner in any particular instance; and

      (B) the Corporation, upon approval by the Board of Directors in its sole discretion, shall have the power to treat such beneficial owner as a Non-U.S. Citizen unless and until the Corporation receives the requested documentation confirming that such beneficial owner is a U.S. Citizen.

              (d)   In the event that (i) the Corporation requests in writing (in which express reference is made to this Article EIGHTH, Section 8) from the transferee or proposed or purported transferee of, shares of any class or series of the Corporation's capital stock a Citizenship Statement, and (ii) such Person fails to submit the requested documentation in form and substance reasonably satisfactory to the Corporation, subject to the other provisions of this Article EIGHTH, by the date set forth in such written request, the Corporation, acting through its Board of Directors, shall have the power, in its sole discretion, (i) to refuse to accept any application to transfer ownership of such shares (if any) or to register such shares on the stock transfer records of the Corporation and may prohibit and/or void such transfer, including by placing a stop order with the Corporation's transfer agent (if any), until such requested documentation is so submitted and the Corporation is satisfied that the proposed or purported transfer of shares will not result in Excess Shares, and (ii) to treat shares held by such Person as Excess Shares subject to the provisions of this Article EIGHTH and the remedies provided for herein.

            9.     Severability. Each provision of this Article EIGHTH is intended to be severable from every other provision. If any one or more of the provisions contained in this Article EIGHTH is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of any other provision of this Article EIGHTH shall not be affected, and this Article EIGHTH shall be construed as if the provisions held to be invalid, illegal or unenforceable had never been contained herein.

        NINTH: The Corporation reserves the right to repeal, alter, amend, or rescind any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

        3.     This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware with the sole stockholder of this corporation acting by written consent in lieu of a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.

Dated: [ ], 201[ ]
Jeffrey R. Feeler, President
ATTEST:
Wayne R. Ipsen, Secretary

ANNEX F

FORM OF

AMENDED AND RESTATED BYLAWS

OF

US ECOLOGY, INC.

[•], 2019

FORM OF
AMENDED AND RESTATED BYLAWS

OF

US ECOLOGY, INC.
(hereinafter called the "Corporation")

ARTICLE I
OFFICES

        Section 1.    Registered Office.     The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

        Section 2.    Other Offices.     The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

ARTICLE II

MEETING OF STOCKHOLDERS

        Section 1.    Place of Meetings.     Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

        Section 2.    Annual Meetings.     The Annual Meetings of Stockholders shall be held on the third Saturday of May of each year at 10:00 a.m. or at such other date and time as may be designated by the Board of Directors; provided, however, that should said day fall upon a legal holiday, the annual meeting of stockholders shall be held at the same time on the next day thereafter ensuing which is a full business day. At each annual meeting directors shall be elected, and any other proper business may be transacted.

        Section 3.    Special Meetings.     Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office, and shall be held at such place, on such date, and at such time as the resolution shall fix. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice of the meeting.

        Section 4.    Notice of Meetings.     Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation.

        Section 5.    Quorum; Adjournment.     At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or the Certificate of Incorporation. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time without notice other than announcement at the meeting, until a quorum shall be present or represented.

        When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

        Section 6.    Proxies and Voting.     At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting.

        Each stockholder shall have one vote for every share of stock entitled to vote which is registered in his name on the record date for the meeting, except as otherwise provided herein or required by law or the Certificate of Incorporation.

        All voting, except where otherwise provided herein or required by law or the Certificate of Incorporation, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or such stockholder's proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

        Except as otherwise required by law or the Certificate of Incorporation, all matters shall be determined by a majority of the votes cast.

        Section 7.    Stock List.     A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in such stockholder's name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

        The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

        Section 8.    Actions by Stockholders.     Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

        Section 9.    Record Date.     In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days after the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the Corporation having custody of the book in which proceedings of stockholders meetings are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

        In the event of the delivery to the Corporation of a written consent or consents purporting to authorize or take corporate action and/or related revocations (each such written consent and related revocation is referred to in this paragraph as a "Consent"), the Secretary of the Corporation shall provide for the safe-keeping of such Consent and shall conduct such reasonable investigation as he deems necessary or appropriate for the purpose of ascertaining the validity of such consent and all matters incident thereto, including, without limitation, whether stockholders having the requisite voting power to authorize or take the action specified in the Consent have given consent; provided, however, that if the corporate action to which the Consent relates is the removal or replacement of one or more members of the Board of Directors, the Secretary of the Corporation shall designate two persons, who shall not be members of the Board of Directors or officers or employees of the Corporation, to serve as Inspectors with respect to such Consent and such Inspectors shall discharge the functions of the Secretary of the Corporation under this paragraph. If after such investigation the Secretary or the Inspectors (as the case may be) shall determine that the Consent is valid, that fact shall be certified on the records of the Corporation for the purpose of recording the proceedings of meetings of the stockholders, and the Consent shall be filed with such records, at which time the Consent shall become effective as stockholder action.

        In conducting the investigation required by this Section 9, the Secretary or the Inspectors (as the case may be) may, but are not required to (i) at the expense of the Company, retain any necessary or appropriate professional advisors, and such other personnel as they may deem necessary or appropriate to assist them and (ii) allow any officers and representatives of the Company, stockholders soliciting consents or revocations, and any other interested parties to propose challenges and pose questions relating to the preliminary results of such investigation following the availability of such preliminary results.

ARTICLE III

BOARD OF DIRECTORS

        Section 1.    Duties and Powers.     The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

        Section 2.    Number and Term of Office.     The Board of Directors shall consist of not less than five (5) nor more than nine (9) members, with the initial number of directors being hereby set at nine (9). Such set number of directors or the limits herein set forth may be changed from time to time by resolution of the Board of Directors or the stockholders, except as otherwise provided by law or the Certificate of Incorporation. Except as provided in Sections 3 and 4 of this Article, directors shall be elected by the holders of record at Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation. Directors need not be stockholders.

        Section 3.    Chairman of the Board.    The Board of Directors at its first meeting held after each Annual Meeting of Stockholders, or thereafter, may designate one of its members as Chairman of the Board to serve for the ensuing year or until his successor is designated. The Chairman of the Board, if any, shall preside at all meetings of the stockholders and the Board of Directors and shall have such other duties and powers as may be prescribed by the Board of Directors from time to time.

        Section 4.    Vacancies.    Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director or by the stockholders entitled to vote at any Annual or Special Meeting held in accordance with Article II, and the directors so chosen shall hold office until the next Annual or Special Meeting duly called for that purpose and until their successors are duly elected and qualified, or until their earlier resignation or removal.

        Section 5.    Meetings.    The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. The first meeting of each newly-elected Board of Directors shall be held immediately following the Annual Meeting of Stockholders and no notice of such meeting shall be necessary to be given the newly-elected directors in order legally to constitute the meeting, provided a quorum shall be present. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of The Board, the Chief Executive Officer, the President or a majority of the directors then in office. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, telegram or telecopy on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. Meetings may be held at any time without notice if all the directors are present or if all those not present waive such notice in accordance with Section 2 of the Article VI of these Bylaws.

        Section 6.    Quorum.    Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

        Section 7.    Actions of Board Without a Meeting.    Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

        Section 8.    Meetings by Means of Conference Telephone.    Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 8 shall constitute presence in person at such meeting.

        Section 9.    Committees.    The Board of Directors may, by resolution passed by a majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any committee, to the extent allowed by law and provided in the Bylaws or resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required.

        Section 10.    Compensation.     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director. The directors may also be compensated in such other manner as determined by the Board of Directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings as determined by the Board of Directors.

        Section 11.    Removal.     Unless otherwise restricted by the Certificate of Incorporation or Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

ARTICLE IV

OFFICERS

        Section 1.    General.     The officers of the Corporation shall be appointed by the Board of Directors and shall be a Chief Executive Officer, a President, a Vice President-Finance, one or more other Vice Presidents, a Treasurer, and a Secretary. The Board of Directors may also choose one or more assistant secretaries and assistant treasurers, and such other officers and agents as the Board of Directors, in its sole discretion, shall deem necessary or appropriate from time to time. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

        Section 2.    Election: Term of Office.     The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect a Chief Executive Officer, a President, a Vice President-Finance, a Treasurer and a Secretary and may also elect at that meeting or any other meeting, such other officers and agents as it shall deem necessary or appropriate. Each officer of the Corporation shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors together with the powers and duties customarily exercised by such officer; and each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may at any time, with or without cause, by the affirmative vote of a majority of directors then in office, remove any officer. Such removal shall be without prejudice to and shall not diminish such officer's contractual rights, if any.

        Section 3.    Chief Executive Officer.     The Chief Executive Officer of the Corporation shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. Subject to the powers of the Board of Directors, the Chief Executive Officer shall have general executive charge, management and control of the properties and operations of the Corporation with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. The Chief Executive Officer shall possess the power to execute all bonds, mortgages, certificates, contracts and other instruments except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. The Chief Executive Officer shall have and exercise such further powers and duties as may be specifically delegated to or vested in the Chief Executive Officer from time to time by these Bylaws or the Board of Directors. In the absence of the Chairman of the Board or in the event of his inability or refusal to act, or if the Board has not designated a Chairman, the Chief Executive Officer shall perform the duties of the Chairman of the Board, and when so acting, shall have all of the powers and be subject to all of the restrictions upon the Chairman of the Board.

        Section 4.    President.     The President shall be the Chief Operating Officer of the Corporation and shall have general and active charge of the operations of the Corporation, subject to the powers of the Board of Directors and the Chief Executive Officer. Subject to the powers and direction of the Chief Executive Officer, the President shall possess the power to execute all bonds, mortgages, certificates, contracts and other instruments except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. In the absence of the Chief Executive Officer, or in the event of his inability or refusal to act, the President shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The President shall have and exercise such further powers and duties as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

        Section 5.    Vice President-Finance.     The Vice President-Finance shall be the chief financial officer of the Corporation and shall have responsibility for all financial operations of the Corporation. The Vice President-Finance shall oversee the Treasurer and any Assistant Treasurers, and the Treasurer and any Assistant Treasurers shall report to the Vice President-Finance. The Vice President-Finance shall have and exercise such further powers and duties as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

        Section 6.    Vice Presidents.     In addition to the Vice President-Finance, the Board of Directors may elect such other Vice Presidents as it shall from time to time deem necessary or appropriate. Each Vice President shall have and perform such powers and duties as the Board of Directors, the Chief Executive Officer, or the President may from time to time prescribe.

        Section 7.    Treasurer.     Subject to the oversight of the Vice President-Finance, the Treasurer shall have the custody of the corporate funds and securities and shall keep complete and accurate accounts of all receipts and disbursements of the Corporation, and shall deposit all monies and other valuable effects of the Corporation in its name and to its credit in such banks and other depositories as may be designated from time to time by the Board of Directors. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers and receipts for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall have such other powers and perform such other duties as the Board of Directors, the Chief Executive Officer or the Vice President-Finance shall from time to time prescribe.

        Section 8.    Secretary.     The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall have and exercise such further powers and duties as may be prescribed by the Board of Directors or the Chief Executive Officer. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

        Section 9.    Assistant Treasurer.     Except as may be otherwise provided in these Bylaws, Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, the Vice President-Finance or the Treasurer, and shall have the authority to perform all functions of the Treasurer, and when so acting, shall have all the powers of and be subject to all restrictions upon the Treasurer.

        Section 10.    Assistant Secretaries.     Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer or the Secretary, and shall have the authority to perform all functions of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

        Section 11.    Other Officers.     Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

        Section 12.    Voting Securities Owned by the Corporation.     Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, the President, the Vice President-Finance, any other Vice President or the Secretary and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

ARTICLE V

STOCK

        Section 1.    Form of Certificates.    Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under Delaware General Corporation Law. Every holder of stock in the Corporation, upon written request, shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chief Executive Officer, the President or a Vice President and (ii) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation.

        Section 2.    Signatures.    Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        Section 3.    Lost Certificates.    The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

        Section 4.    Transfers.    Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation, if such stock is certificated, only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued, or upon proper instructions from the holder of uncertificated shares, in each case with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

        Section 5.    Record Date.    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        Section 6.    Beneficial Owners.    The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI

NOTICES

        Section 1.    Notices.     Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex, telecopy or cable and such notice shall be deemed to be given at the time of receipt thereof, if given personally, and at the time of transmission thereof if given by telegram, telex, telecopy or cable.

        Section 2.    Waiver of Notice.     Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated, therein, shall be deemed equivalent to notice.

ARTICLE VII

GENERAL PROVISIONS

        Section 1.    Dividends.    Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting or by any committee of the Board of Directors having such authority at any meeting thereof, and may be paid in cash, in property, in shares of the capital stock or in any combination thereof. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

        Section 2.    Disbursements.    All notes, checks, drafts and orders for the payment of money issued by the Corporation shall be signed in the name of the Corporation by such officers or such other persons as the Board of Directors may from time to time designate.

        Section 3.    Corporation Seal.    The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII

AMENDMENTS

        These Bylaws may be altered, amended or repealed and new Bylaws may be adopted at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting.

ANNEX G

FORM OF
US ECOLOGY PARENT, INC.
OMNIBUS INCENTIVE PLAN

        Section 1.    Purpose of the Plan.     The purpose of the US Ecology Parent, Inc. Omnibus Incentive Plan (the "Plan") is to assist the Company and its Subsidiaries in attracting, motivating and retaining valued Employees, Consultants and Non-Employee Directors by offering them a greater stake in the Company's success and a closer identity with it, aligning the interests of Employees, Consultants and Non-Employee Directors with the interests of the Company's shareholders and encouraging ownership of the Company's stock by such Employees, Consultants and Non-Employee Directors. In connection with, and as contemplated by, that certain Agreement and Plan of Merger, dated as of June 23, 2019, by and among U.S. Ecology, Inc., the Company, Rooster Merger Sub, Inc., ECOL Merger Sub, Inc., and NRC Group Holdings Corp. (as amended and/or restated from time to time, the "Merger Agreement"), the Company assumed the US Ecology, Inc. Omnibus Incentive Plan (the "Pre-Merger Plan"), restated such plan as set forth herein and renamed it the US Ecology Parent, Inc. Omnibus Incentive Plan. All awards granted under the Pre-Merger Plan that were outstanding as of immediately prior to the Effective Time (as defined in the Merger Agreement) were assumed by the Company at the Effective Time and converted to be in respect of Shares (as defined below), and shall be treated as if they were issued under the Plan (such awards as converted, the "Converted Awards").

        Section 2.    Definitions.     As used herein, the following definitions shall apply:

          2.1.  "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          2.2.  "Award" means any of Restricted Stock, Performance Stock, Options, SARs, Restricted Stock Units, Performance Stock Units, Other Stock-Based Awards or Cash-Based Awards under the Plan.

          2.3.  "Award Agreement" means the written agreement, instrument or document evidencing an Award.

          2.4.  "Beneficial Owner" has the meaning set forth in Rule 13d-3 under the Exchange Act.

          2.5.  "Board" means the Board of Directors of the Company.

          2.6.  "Cash-Based Awards" means an Award Granted under Section 6.8 of the Plan.

          2.7.  "Cause" means,

            (a)   if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, "Cause" shall have the meaning provided in such agreement;

            (b)   if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of "Cause" is set forth in the applicable employment, consulting, severance or similar agreement, "Cause" shall have the meaning provided in the applicable Award Agreement; or

            (c)   if neither (a) nor (b) applies, then "Cause" shall mean (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or its Subsidiaries or Affiliates; (iii) the commission of a felony or a crime involving any of the following: moral turpitude, dishonesty, breach of trust or unethical business conduct; or the commission of any crime involving the Company or its Subsidiaries or Affiliates; (iv) fraud, misappropriation or embezzlement; (v) a material breach of the Participant's employment agreement (if any) with the Company or its Subsidiaries or Affiliates, whether or not such breach results in the termination of the Participant's employment; (vi) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant; (vii) any illegal act detrimental to the Company or its Subsidiaries or Affiliates; (viii) repeated failure to devote substantially all of the Participant's business time and efforts to the Company if required by the Participant's employment agreement; (ix) the Participant's abuse of illegal drugs and other controlled substances or the Participant's habitual intoxication; or (x) any other action for which the Participant's employment may be terminated under the Participant's employment agreement, if any, or for which applicable law permits summary dismissal without notice.

          2.8.  "Change in Control" means, after the Effective Date:

            (a)   if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, "Change in Control" shall have the meaning provided in such agreement;

            (b)   if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of "Change in Control" is set forth in the applicable employment, consulting, severance or similar agreement, "Change in Control" shall have the meaning provided in the applicable Award Agreement; or

            (c)   if neither (a) nor (b) applies, then "Change in Control" shall mean:

                (i)  the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company (each, a "Business Combination"), unless, following such Business Combination, all or substantially all of the individuals and entities that were the Beneficial Owners of the combined voting power of the Company's outstanding securities immediately prior to such Business Combination beneficially own, directly or indirectly, at least 50% of the combined voting power of the then-outstanding securities of the entity resulting from such Business Combination in substantially the same proportions as their ownership of the combined voting power of the Company's outstanding securities immediately prior to the Business Combination; provided, however, that a public offering of the Company's securities shall not constitute a Business Combination;

               (ii)  any transaction as a result of which any person is the Beneficial Owner, directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this clause (ii), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act, but shall exclude (x) a trustee or other fiduciary holding securities under an executive benefit plan of the Company or of a subsidiary and (y) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company;

              (iii)  the sale, transfer, or other disposition of all or substantially all of the Company's assets, other than to a wholly-owned Subsidiary or to a holding company of which the Company is a direct or indirect wholly owned subsidiary prior to such transaction;

              (iv)  the consummation of a plan of complete liquidation or substantial dissolution of the Company; or

               (v)  a change in the composition of the Board in any two-year period as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (a) are directors of the Company as of the date hereof or (b) are elected, or nominated for election, to the Board with the affirmative votes (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for election as a director without objection to such nomination) of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

  Notwithstanding the foregoing, no event shall constitute a Change in Control with respect to an Award that constitutes "non-qualified deferred compensation" (within the meaning of Section 409A of the Code) unless such Change in Control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5).

          2.9.  "Code" means the Internal Revenue Code of 1986, as amended.

          2.10.  "Company" means US Ecology Parent, Inc., a Delaware corporation, or any successor corporation.

          2.11.  "Committee" means the Compensation Committee of the Board. The Committee shall have at least two members, each of whom shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and an "outside director" as defined in Section 162(m) of the Code and the regulations thereunder, and, if applicable, shall meet the independence requirements of the applicable stock exchange, quotation system or other regulatory organization on which Shares are traded.

          2.12.  "Consultant" means an individual other than an Employee or Non-Employee Director who provides bona fide services to the Company or a Subsidiary.

          2.13.  "Disability" means,

            (a)   if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, "Disability" shall have the meaning provided in such agreement;

            (b)   if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of "Disability" is set forth in the applicable employment, consulting, severance or similar agreement, "Disability" shall have the meaning provided in the applicable Award Agreement; or

            (c)   if neither (a) nor (b) applies, then "Disability" shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          2.14.  "Effective Date" means the date on which the Plan becomes effective, which shall be the date on which the closing of the Parent Merger (as defined in the Merger Agreement) occurs.

          2.15.  "Employee" means an individual who is an officer or an employee of the Company or a Subsidiary.

          2.16.  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.17.  "Fair Market Value" means, on any given date (i) the average of the high and low sale prices reported as having occurred on the NASDAQ Global Market System (or other principal exchange or market on which the Shares are traded or listed) on such date, or, if no sale was made on such date on such principal exchange or market, on the last preceding day on which the Shares were traded or listed; or (ii) if (i) does not apply, such value as the Committee in its discretion may in good faith determine (such determination shall be made (a) in accordance with Section 409A of the Code and the regulations thereunder to the extent applicable and (b) in accordance with Section 422 of the Code and the regulations thereunder to the extent the Award granted is intended to be an Incentive Stock Option).

          2.18.  "Good Reason" means,

            (a)   if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, "Good Reason" shall have the meaning provided in such agreement;

            (b)   if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of "Good Reason" is set forth in the applicable employment, consulting, severance or similar agreement, "Good Reason" shall have the meaning provided in the applicable Award Agreement; or

            (c)   if neither (a) nor (b) applies, then "Good Reason" shall mean, following a Change in Control, unless cured by the Company within 30 days following notice from the Participant thereof, (i) a relocation of the Participant's principal place of employment or other service that increases the Participant's one-way commute by more than 50 miles; (ii) a material diminution in the Participant's duties or responsibilities; or (iii) a decrease in the Participant's base salary or annual bonus opportunity, other than a decrease resulting from an across-the-board reduction in salaries or annual bonus opportunities applicable to similarly situated employees or the failure to meet performance criteria applicable to incentive compensation.

          2.19.  "Grant Date" means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

          2.20.  "Incentive Stock Option" means an Option or portion thereof intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option, and if the Committee does not designate an Option as an Incentive Stock Option in the Award Agreement, the terms of the Award Agreement for such Option hereby provide that the Option will not be treated as an Incentive Stock Option under Section 422 of the Code.

          2.21.  "Non-Employee Director" means a member of the Board who is not an Employee.

          2.22.  "Non-Qualified Option" means an Option or portion thereof that does not qualify as or is not intended to be an Incentive Stock Option or that is not designated as an Incentive Stock Option in the Award Agreement.

          2.23.  "Option" means a right granted under Section 6.1 of the Plan to purchase a specified number of Shares at a specified price. An Option may be an Incentive Stock Option or a Non-Qualified Option.

          2.24.  "Other Stock-Based Awards" means a right granted under Section 6.7 of the Plan.

          2.25.  "Participant" means any Employee, Non-Employee Director or Consultant who receives an Award.

          2.26.  "Performance Goals" means any goals established by the Committee in its sole discretion, the attainment of which is substantially uncertain at the time such goals are established.

  Performance Goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or a Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Performance Goals may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies, by a financial market index or by another external measure. Performance Goals may be based upon: specified levels of or increases in the Company's, a division's or a Subsidiary's return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA); net economic profit (which is operating earnings minus a charge to capital); net income; operating income; safety and/or environmental record; sales; sales growth; gross margin; direct margin; share price (including but not limited to growth measures and total stockholder return), operating profit; operating efficiency; costs; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; enterprise value; economic value added or other value added measurements; revenue; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation, including but not limited to entering into, substantially completing, or receiving payments under, relating to, or deriving from a joint development agreement, licensing agreement, or similar agreement; completion of acquisitions, business expansion or divestitures of the Company, a division or a Subsidiary; implementation of critical projects or related milestones; achievement of operational or efficiency milestones; customer or employee satisfaction; individual objectives; any financial or other measurement deemed appropriate by the Committee as it relates to the results of operations or other measurable progress of the Company and its Subsidiaries (or any business unit of the Company or any of its Subsidiaries); and any combination of any of the foregoing criteria. Subject to Section 7.4, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

          2.27.  "Performance Period" means the period, which shall not be less than one year, selected by the Committee during which the performance of the Company, any Subsidiary, any department of the Company or any Subsidiary, or any individual is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

          2.28.  "Performance Stock" means Shares awarded by the Committee under Section 6.4 of the Plan that are subject to Performance Goals.

          2.29.  "Performance Stock Unit" means the right granted under Section 6.6 of the Plan to receive, on the date of settlement, one Share or an amount equal to the Fair Market Value of one Share that is subject to Performance Goals. Performance Stock Units may be settled in cash, Shares or any combination thereof; provided, however, that unless otherwise provided in an Award Agreement, Performance Stock Units shall be settled in Shares.

          2.30.  "Person" means an individual, corporation, partnership, association, limited liability company, estate or other entity.

          2.31.  "Qualified Performance-Based Award" has the meaning set forth in Section 7.1.

          2.32.  "Restricted Stock" means Shares awarded by the Committee under Section 6.3 of the Plan.

          2.33.  "Restricted Stock Unit" means the right granted under Section 6.5 of the Plan to receive, on the date of settlement, one Share or an amount equal to the Fair Market Value of one Share. Restricted Stock Units may be settled in cash, Shares or any combination thereof; provided, however, that unless otherwise provided in an Award Agreement, Restricted Stock Units shall be settled in Shares.

          2.34.  "Restriction Period" means the period during which Restricted Stock and Restricted Stock Units are subject to forfeiture.

          2.35.  "SAR" means a stock appreciation right awarded by the Committee under Section 6.2 of the Plan. SARs may be settled in cash, Shares or any combination thereof; provided, however, that unless otherwise provided in an Award Agreement, SARs shall be settled in Shares.

          2.36.  "Securities Act" means the Securities Act of 1933, as amended.

          2.37.  "Share" means a share of the Company's common stock, par value $0.01, or any security into which Shares are converted by reason of any transaction or event of a type described in Section 9.

          2.38.  "Subsidiary" means any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

          2.39.  "Ten Percent Stockholder" means an individual who on any given date is the Beneficial Owner (taking into account the attribution rules contained in Section 424(d) of the Code) of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

        Section 3.    Eligibility.     Except as otherwise specifically provided herein, any Employee, Non-Employee Director or Consultant who is selected by the Committee shall be eligible to receive an Award under the Plan.

        Section 4.    Administration and Implementation of the Plan.

          4.1.  The Plan shall be administered by the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, Participants, Persons claiming rights from or through Participants and stockholders of the Company. Notwithstanding the foregoing, the Committee may delegate to one or more officers or Board members the authority to grant Awards to eligible individuals other than Non-Employee Directors; provided that the Committee may not delegate authority to grant Awards to eligible individuals who are subject to the requirements of Rule 16b-3 of the Exchange Act or Covered Employees within the meaning of Code Section 162(m) and the regulations thereunder. Any such delegation shall be subject to the limitations of Section 157(c) of the Delaware General Corporation Law, and the Committee may revoke any such allocation or delegation at any time for any reason, with or without prior notice.

          4.2.  Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to (i) select the Employees, Non-Employee Directors and Consultants who will receive Awards pursuant to the Plan; provided that Awards granted to Non-Employee Directors shall be subject to ratification by the full Board; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, Performance Goals relating to an Award, transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to Performance Goals relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (iv) determine the exercise price, base price or purchase price (if any) of an Award; (v) determine whether, to what extent, and under what circumstances an Award may be cancelled, forfeited, or surrendered; (vi) determine how a leave of absence will impact an Award, including, without limitation, tolling the vesting schedule or treating such leave of absence as a termination of employment or other service; (vii) determine whether, and to certify that, Performance Goals to which an Award is subject are satisfied; (viii) correct any defect or supply any omission or reconcile any inconsistency in the Plan, and adopt, amend and rescind such rules, regulations, guidelines, forms of agreements and instruments relating to the Plan as it may deem necessary or advisable; (ix) construe and interpret the Plan; and (x) make all other determinations as it may deem necessary or advisable for the administration of the Plan.

        Section 5.    Shares Subject to the Plan.

          5.1.  Subject to adjustment as provided in Section 9 hereof, the total number of Shares available for Awards under the Plan shall be [                    ](1) (the "Plan Limit"), of which [                    ] Shares may be issued pursuant to the exercise of Incentive Stock Options. Notwithstanding the foregoing, (i) Awards covering no more than [                    ] Shares may be awarded to any Participant other than a Non-Employee Director in any one calendar year and (ii) Awards covering no more than [                    ] Shares may be awarded to a Non-Employee Director in any one calendar year (provided that, for purposes of these individual limits, none of the Converted Awards nor any other Awards granted by the Company through the assumption or substitution of outstanding grants from an acquired company shall count). For purposes of determining the number of Shares available for Awards under the Plan, each Award that is denominated in Shares but settled in cash shall count against the Plan Limit based on the number of Shares underlying such Award rather than the number of Shares issued in settlement of such Award. Any Shares tendered by a Participant in payment of an exercise price for or settlement of an Award or the tax liability with respect to an Award, including, without limitation, Shares withheld from any such Award, shall not be available for future Awards hereunder. Shares awarded under the Plan may be reserved or made available from the Company's authorized and unissued Shares or from Shares reacquired (through open market transactions or otherwise) and held in the Company's treasury. Any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the number of Shares available for Awards under the Plan. For the avoidance of doubt, Shares issued pursuant to Converted Awards shall be treated as if they were issued under the Plan and shall reduce the number of Shares available for issuance under the Plan.

          5.2.  If any Shares subject to an Award are forfeited or terminated without the issuance of Shares or settlement in cash, any Shares counted against the number of Shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt other procedures for the counting of Shares relating to any Award to ensure appropriate counting, avoid double counting, provide for adjustments in any case in which the number of Shares actually distributed differs from the number of Shares previously counted in connection with such Award, and if necessary, to comply with applicable law or regulations.

(1)
1,500,000, less the total number of shares issued under the Pre-Merger Plan as of immediately prior to the Effective Time to be inserted. As of September 6, 2019, 627,983 shares were issued under the Pre-Merger Plan.

        Section 6.    Awards.     Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the settlement or exercise thereof, at the Grant Date or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation terms requiring forfeiture of Awards in the event of the termination of a Participant's employment or other relationship with the Company or any Subsidiary; provided, however, that, except as provided in Sections 7 or 15, the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be determined by the Committee. Each Award, and the terms and conditions applicable thereto, shall be evidenced by an Award Agreement.

          6.1.    Options.    Options give a Participant the right to purchase a specified number of Shares from the Company for a specified time period at a fixed exercise price, as provided in the applicable Award Agreement. The grant of Options shall be subject to the following terms and conditions:

            (a)    Exercise Price.    The price per share at which Shares may be purchased upon exercise of an Option shall be determined by the Committee and specified in the Award Agreement, but shall be not less than the Fair Market Value of a Share on the Grant Date.

            (b)    Term of Options.    The term of an Option shall be specified in the Award Agreement, but shall in no event be greater than ten years.

            (c)    Exercise of Option.    Each Award Agreement with respect to an Option shall specify the time or times at which an Option may be exercised in whole or in part and the terms and conditions applicable thereto, including (i) a vesting schedule which may be based upon the passage of time, attainment of Performance Goals or a combination thereof, (ii) whether the exercise price for an Option shall be paid in cash, Shares or any combination thereof, (iii) the methods of payment, which may include payment through cashless and net exercise arrangements, to the extent permitted by applicable law and (iv) the methods by which, or the time or times at which, Shares will be delivered or deemed to be delivered to Participants upon the exercise of such Option.

            (d)    Termination of Employment or Other Service.    Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, or as otherwise may be determined by the Committee, (i) upon a Participant's termination of employment or other service with the Company and its Subsidiaries (A) at any time, due to the Participant's death or Disability or (B) within 24 months following a Change in Control, by the Company or a Subsidiary without Cause or by the Participant for Good Reason, the unvested portion of such Participant's Options shall vest in full (with any applicable Performance Goals being deemed to have been achieved at target or, if greater, actual levels), and the Participant's Options shall remain exercisable by the Participant or the Participant's beneficiary or legal representative, as the case may be, for a period 90 days thereafter and (ii) upon a Participant's termination of employment or other service with the Company and its Subsidiaries for any other reason, the unvested portion of such Participant's Options shall cease to vest and shall be forfeited with no further compensation due the Participant and the vested portion of such Participant's Options shall remain exercisable by the Participant or the Participant's beneficiary or legal representative, as the case may be, for a period of 30 days thereafter; provided, however, that in no event shall any Option be exercisable after its stated term has expired. All of a Participant's Options, whether or not vested, shall be forfeited immediately upon such Participant's termination by the Company or a Subsidiary for Cause with no further compensation due the Participant.

            (e)    No Dividend Equivalent Rights.    No Participant shall be entitled to dividend equivalent rights or payments with respect to any Shares underlying the unexercised portion of the Participant's Options.

            (f)    Incentive Stock Options.    The following conditions apply to Awards of Incentive Stock Options in addition to or in lieu of those described above in provisions (a)-(e) of this Section 6.1:

                (i)  Eligibility.    Incentive Stock Options may only be granted to Participants who are Employees.

               (ii)  Exercise Price.    In the case of Ten Percent Stockholder, the price at which a Share may be purchased upon exercise of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such Share on the Grant Date.

              (iii)  Term of Options.    In the case of a Ten Percent Stockholder, the term of an Incentive Stock Option shall be no greater than five years.

              (iv)  Notice.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a "disqualifying disposition" (as defined in Section 421(b) of the Code) of any Shares acquired pursuant to the exercise of such Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of any period during which a disqualifying disposition could occur, subject to complying with any instructions from such Participant as to the sale of such Shares. The aggregate Fair Market Value, determined as of the Grant Date, for Awards granted under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) that are intended to be Incentive Stock Options which are first exercisable by the Participant during any calendar year shall not exceed $100,000. To the extent an Award purporting to be an Incentive Stock Option exceeds the limitation in the previous sentence, the portion of the Award in excess of such limit shall be a Non-Qualified Option.

               (v)  Limits on Transferability.    Notwithstanding anything in Section 13 to the contrary, no Incentive Stock Option shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

          6.2.    Stock Appreciation Rights.    An SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the SAR as determined by the Committee, but which may never be less than the Fair Market Value of one Share on the Grant Date. The grant of SARs shall be subject to the following terms and conditions:

            (a)    General.    Each Award Agreement with respect to an SAR shall specify the number of SARs granted, the grant price of the SAR, the time or times at which an SAR may be exercised in whole or in part (including vesting upon the passage of time, the attainment of Performance Goals, or a combination thereof), the method of exercise, method of settlement (in cash, Shares or a combination thereof), method by which Shares will be delivered or deemed to be delivered to Participants (if applicable) and any other terms and conditions of any SAR.

            (b)    Termination of Employment or Other Service.    Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, or as otherwise may be determined by the Committee, (i) upon a Participant's termination of employment or other service with the Company and its Subsidiaries (A) at any time, due to the Participant's death or Disability or (B) within 24 months following a Change in Control, by the Company or a Subsidiary without Cause or by the Participant for Good Reason, the unvested portion of such Participant's SARs shall vest in full (with any applicable Performance Goals being deemed to have been achieved at target or, if greater, actual levels) and the Participant's SARs shall remain exercisable by the Participant or the Participant's beneficiary or legal representative, as the case may be, for a period 90 days thereafter and (ii) upon a Participant's termination of employment or other service with the Company and its Subsidiaries for any other reason, the unvested portion of such Participant's SARs shall cease to vest and shall be forfeited with no further compensation due the Participant and the vested portion of such Participant's SARs shall remain exercisable by the Participant or the Participant's beneficiary or legal representative, as the case may be, for a period of 30 days thereafter; provided, however, that in no event shall any SAR be exercisable after its stated term has expired. All of a Participant's SARs, whether or not vested, shall be forfeited immediately upon such Participant's termination by the Company or a Subsidiary for Cause with no further compensation due the Participant.

            (c)    Term.    The term of an SAR shall be specified in the Award Agreement, but shall in no event be greater than ten years.

            (d)    No Dividend Equivalent Rights.    No Participant shall be entitled to dividend equivalent rights or payments with respect to any Shares underlying the Participant's SARs.

          6.3.    Restricted Stock.    An Award of Restricted Stock is a grant by the Company of a specified number of Shares to the Participant, which Shares are subject to forfeiture upon the happening of specified events during the Restriction Period. An Award of Restricted Stock shall be subject to the following terms and conditions:

            (a)    General.    Each Award Agreement with respect to Restricted Stock shall specify the duration of the Restriction Period, if any, and/or each installment thereof, the conditions under which the Restricted Stock may be forfeited to the Company, and the amount, if any, the Participant must pay to receive the Restricted Stock. Such restrictions may include a vesting schedule based upon the passage of time.

            (b)    Transferability.    During the Restriction Period, if any, the transferability of Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed in the applicable Award Agreement. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

            (c)    Stockholder Rights.    Unless otherwise provided in the applicable Award Agreement, during the Restriction Period the Participant shall have all the rights of a stockholder with respect to Restricted Stock, including, without limitation, the right to receive dividends thereon (whether in cash or Shares), at the same time such dividends are paid on Shares generally, and to vote such shares of Restricted Stock.

            (d)    Termination of Employment or Other Service.    Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, or as otherwise may be determined by the Committee, (i) upon a Participant's termination of employment or other service with the Company and its Subsidiaries (A) at any time, due to the Participant's death or Disability or (B) within

    24 months following a Change in Control, by the Company or a Subsidiary without Cause or by the Participant for Good Reason, the unvested portion of each Award of Restricted Stock held by such Participant shall vest in full and the applicable Restriction Period shall expire and (ii) upon a Participant's termination of employment or other service with the Company and its Subsidiaries for any other reason, the unvested portion of each Award of Restricted Stock held by such Participant shall be forfeited with no further compensation due the Participant.

          6.4.    Performance Stock.    An Award of Performance Stock is a grant by the Company of a specified number of Shares to the Participant, which Shares are conditional on the achievement of Performance Goals during the Performance Period and subject to forfeiture upon the happening of specified events during the Restriction Period. An Award of Performance Stock shall be subject to the following terms and conditions:

            (a)    General.    Each Award Agreement with respect to Performance Stock shall specify the duration of the Performance Period and the Restriction Period, if any, and/or each installment thereof, the Performance Goals applicable to the Performance Stock and the conditions under which the Performance Stock may be forfeited to the Company, and the amount, if any, the Participant must pay to receive the Performance Stock. Such restrictions may include a vesting schedule based on the attainment of Performance Goals measured on a milestone basis or in respect of the Performance Period.

            (b)    Transferability.    During the Restriction Period, if any, the transferability of Performance Stock shall be prohibited or restricted in the manner and to the extent prescribed in the applicable Award Agreement. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Performance Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

            (c)    Stockholder Rights.    Unless otherwise provided in the applicable Award Agreement, during the Restriction Period the Participant shall have all the rights of a stockholder with respect to Performance Stock; provided that the Participant shall not have the right to receive or accumulate dividends paid on or with respect to Performance Stock during the applicable Performance Period (whether in cash or Shares), which dividends shall be forfeited to the Company with no compensation due therefor; provided, further, that the Participant shall have the right to receive dividends paid after the expiration of the Performance Period with respect to earned Shares, whether or not such Shares are subject to restriction under Section 6.3, at the same time such dividends are paid on Shares generally.

            (d)    Termination of Employment or Other Service.    Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, or as otherwise may be determined by the Committee, (i) upon a Participant's termination of employment or other service with the Company and its Subsidiaries (A) at any time, due to the Participant's death or Disability or (B) within 24 months following a Change in Control, by the Company or a Subsidiary without Cause or by the Participant for Good Reason, the unvested portion of each Award of Performance Stock held by such Participant shall vest in full (with the Performance Goals being deemed to have been achieved at target or, if greater, actual levels) and the applicable Restriction Period shall expire and (ii) upon a Participant's termination of employment or other service with the Company and its Subsidiaries for any other reason, the unvested portion of each Award of Performance Stock held by such Participant shall be forfeited with no further compensation due the Participant.

          6.5.    Restricted Stock Units.    Restricted Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan. Restricted Stock Units do not constitute Shares and shall not be treated as (or as giving rise to) property or as a trust fund of any kind. The right of any Participant in respect of an Award of Restricted Stock Units shall be no greater than the right of any unsecured general creditor of the Company. The grant of Restricted Stock Units shall be subject to the following terms and conditions:

            (a)    Restriction Period.    Each Award Agreement with respect to Restricted Stock Units shall specify the duration of the Restriction Period, if any, and/or each installment thereof and the conditions under which such Award may be forfeited to the Company. Such restrictions may include a vesting schedule based upon the passage of time.

            (b)    Termination of Employment or Other Service.    Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, or as otherwise may be determined by the Committee, (i) upon a Participant's termination of employment or other service with the Company and its Subsidiaries (A) at any time, due to the Participant's death or Disability or (B) within 24 months following a Change in Control, by the Company or a Subsidiary without Cause or by the Participant for Good Reason, the unvested portion of each Award of Restricted Stock Units credited to such Participant shall vest in full, the applicable Restriction Period shall expire and each such Award of Restricted Stock Units shall be settled in accordance with Section 6.5(c) and (ii) upon a Participant's termination of employment or other service with the Company and its Subsidiaries for any other reason, the unvested portion of each Award of Restricted Stock Units credited to such Participant shall be forfeited with no compensation due the Participant.

            (c)    Settlement.    Unless otherwise provided in an Award Agreement, subject to the Participant's continued employment or other service with the Company or a Subsidiary from the Grant Date through the expiration of the Restriction Period (or applicable portion thereof), the vested portion of an Award of Restricted Stock Units shall be settled within 30 days after the expiration of the Restriction Period (or applicable portion thereof).

            (d)    Stockholder Rights.    Nothing contained in the Plan shall be construed to give any Participant rights as a stockholder with respect to an Award of Restricted Stock Units (including, without limitation, any voting, dividend or derivative or other similar rights).

          6.6.    Performance Stock Units.    Performance Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan. Performance Stock Units do not constitute Shares and shall not be treated as (or as giving rise to) property or as a trust fund of any kind. The right of any Participant in respect of an Award of Performance Stock Units shall be no greater than the right of any unsecured general creditor of the Company. The grant of Performance Stock Units shall be subject to the following terms and conditions:

            (a)    Restriction Period.    Each Award Agreement with respect to Performance Stock Units shall specify the duration of the Performance Period and the Restriction Period, if any, and/or each installment thereof, the Performance Goals applicable to the Performance Stock Units and the conditions under which the Performance Stock Units may be forfeited to the Company. Such restrictions may include a vesting schedule based on the attainment of Performance Goals measured on a milestone basis or in respect of the Performance Period.

            (b)    Termination of Employment or Other Service.    Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, or as otherwise may be determined by the Committee, (i) upon a Participant's termination of employment or other service with the Company and its Subsidiaries (A) at any time, due to the Participant's death or Disability or (B) within 24 months following a Change in Control, by the Company or a Subsidiary without Cause or by the Participant for Good Reason, the unvested portion of each Award of Performance Stock Units credited to such Participant shall vest in full (with any applicable Performance Goals being deemed to have been achieved at target or, if greater, actual levels), the applicable Restriction Period shall expire and each such Award of Performance Stock Units shall be settled in accordance with Section 6.6(c) and (ii) upon a Participant's termination of employment or other service with the Company and its Subsidiaries for any other reason, the unvested portion of each Award of Performance Stock Units credited to such Participant shall be forfeited with no compensation due the Participant.

            (c)    Settlement.    Unless otherwise provided in an Award Agreement, subject to the Participant's continued employment or other service with the Company or a Subsidiary from the Grant Date through the expiration of the Restriction Period (or applicable portion thereof), the vested portion of an Award of Performance Stock Units shall be settled within 30 days after the expiration of the Restriction Period (or applicable portion thereof).

            (d)    Stockholder Rights.    Nothing contained in the Plan shall be construed to give any Participant rights as a stockholder with respect to an Award of Performance Stock Units (including, without limitation, any voting, dividend or derivative or other similar rights).

          6.7.    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants any type of award (in addition to those Awards provided in Section 6.1, 6.2, 6.3, 6.4, 6.5 or 6.6 hereof) that is payable in, or valued in whole or in part by reference to, Shares, and that is deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may include deferred Shares or Share purchase Awards, as well as the outright grant of Shares that are not subject to any restrictions as to vesting or other forfeiture conditions, and shall be subject to such additional terms as the Committee determines in its sole discretion, consistent with provisions of the Plan.

            (a)    Termination of Employment or Other Service.    Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, or as otherwise may be determined by the Committee, (i) upon a Participant's termination of employment or other service with the Company and its Subsidiaries (A) at any time, due to the Participant's death or Disability or (B) within 24 months following a Change in Control, by the Company or a Subsidiary without Cause or by the Participant for Good Reason, the unvested portion of each Other Stock-Based Award held by such Participant shall vest in full (with any applicable Performance Goals being deemed to have been achieved at target or, if greater, actual levels) and (ii) upon a Participant's termination of employment or other service with the Company and its Subsidiaries for any other reason, the unvested portion of each Other Stock-Based Award shall be forfeited with no further compensation due the Participant.

          6.8.    Cash-Based Awards.    The Committee is hereby authorized to grant Cash-Based Awards denominated in cash in such amounts and subject to such terms and conditions as the Committee may determine. Each such Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Cash-Based Awards may be based on the attainment of Performance Goals and designed to constitute Qualified Performance-Based Awards. The maximum amount payable pursuant to Cash-Based Awards granted to a Participant during any one calendar year shall not exceed $10,000,000.

            (a)    Termination of Employment or Other Service.    Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, or as otherwise may be determined by the Committee, (i) upon a Participant's termination of employment or other service with the Company and its Subsidiaries (A) at any time, due to the Participant's death or Disability or (B) within

    24 months following a Change in Control, by the Company or a Subsidiary without Cause or by the Participant for Good Reason, the unvested portion of each Cash-Based Award held by such Participant shall vest in full (with any applicable Performance Goals being deemed to have been achieved at target or, if greater, actual levels) and become payable and (ii) upon a Participant's termination of employment or other service with the Company and its Subsidiaries for any other reason, the unvested portion of each Cash-Based Award held by such Participant shall be forfeited with no further compensation due the Participant.

        Section 7.    Code Section 162(m).

          7.1.    General Requirements.    If at any time the Company is subject to Code Section 162(m), the Committee may grant Awards that satisfy the following requirements for the exception to Code Section 162(m) for qualified performance-based compensation ("Qualified Performance-Based Awards"):

            (a)    Eligibility.    Only Participants who are "Covered Employees" within the meaning of Section 162(m) of the Code shall be eligible to receive Qualified Performance-Based Awards. The Committee shall designate in its sole discretion which Covered Employees shall be Participants for a Performance Period within the earlier of the (i) first 90 days of the Performance Period and (ii) the lapse of 25% of the Performance Period.

            (b)    Performance Goals.    The Committee shall establish in writing within the earlier of the (i) first 90 days of a Performance Period and (ii) the lapse of 25% of the Performance Period, and in any event, while the outcome is substantially uncertain, (x) Performance Goals for the Performance Period, and (y) in respect of such Performance Goals, a minimum acceptable level of achievement below which no Award shall be made, and an objective formula or other method for determining the Award to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Goals.

            (c)    Certification.    Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Qualified Performance-Based Awards earned for the period based upon the Performance Goals and the related formulas or methods as determined pursuant to Section 7.1(b). The Committee shall then determine the actual number of Shares issuable under each Participant's Award for the Performance Period, and, in doing so, may reduce or eliminate the amount of the Award, as permitted in the Award Agreement. In no event shall the Committee have the authority to increase Award amounts to any Covered Employee.

            (d)    Termination of Employment.    Notwithstanding anything herein to the contrary, the Committee shall not permit the payment or other settlement of a Qualified Performance-Based Award following a Participant's termination of employment with the Company and its Subsidiaries for any reason other than the Participant's death or Disability or following a Change in Control unless such Qualified Performance-Based Award would have been paid or settled based on the actual outcome of the applicable Performance Goals during the applicable Performance Period absent such termination of employment. Notwithstanding anything herein to the contrary, unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, or as otherwise may be determined by the Committee, upon a Participant's termination of employment with the Company and its Subsidiaries (i) at any time, due to the Participant's death or Disability or (ii) within 24 months following a Change in Control, by the Company or a Subsidiary without Cause or by the Participant for Good Reason, the Participant's Qualified Performance-Based Awards shall be paid or settled in full based on the assumption that the applicable Performance Goals have been achieved at target or, if greater, actual levels. Upon a Participant's termination of employment with the Company and its Subsidiaries for Cause, 100% of a Participant's Qualified Performance-Based Awards shall be forfeited with no compensation due therefor.

          7.2.  Notwithstanding anything in Section 5.1 to the contrary, the maximum number of Shares underlying Qualified Performance-Based Awards that may be granted to a Participant in any one Performance Period is 100,000 and the maximum number of shares that may be granted to a Participant pursuant to Options and SARs is 100,000, in each case, subject to adjustment as provided in Section 9. The maximum amount payable to a Participant pursuant to Cash-Based Awards that are intended to constitute Qualified Performance-Based Awards during any one calendar year shall not exceed $10,000,000. For purposes of the foregoing limitations, Converted Awards shall be treated as if they were granted in the year, and with respect to the performance period, in which the award granted under the Pre-Merger Plan from which they were converted was granted.

          7.3.  The Committee may, without the consent of a Participant, make any amendment, alteration or other modification to the Plan as would have a material adverse affect on the rights of such Participant if such modification is necessary to ensure a deduction under Code Section 162(m).

          7.4.  The Committee is authorized, in its sole discretion, to adjust or modify a Performance Goal for a Performance Period, including, without limitation, the applicable minimum, target and maximum levels of achievement, in connection with any one or more of the following events: (a) asset write-downs; (b) significant litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting standards or principles, or other laws or regulatory rules affecting reporting results; (d) any reorganization and restructuring programs or change in the corporate structure or capital structure of the Company; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year or period; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company's fiscal year. Except as otherwise provided above in this Section 7.4, the Committee may not (i) adjust or otherwise amend any Performance Goal if such adjustment or amendment would adversely affect the status of an Award as a Qualified Performance-Based Award; or (ii) change any material term of a Performance Goal without stockholder approval as required by Section 162(m) and the regulations thereunder.

          7.5.  Other than certain of the Converted Awards, no Awards granted on or after the Effective Date are intended to be Qualified Performance-Based Awards or shall be subject to this Section 7.

        Section 8.    Change in Control.     Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, a Change in Control shall not, in and of itself, accelerate the vesting, settlement or exercisability of outstanding Awards. Notwithstanding the foregoing and unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, if (i) the successor corporation (or its parent) does not agree to assume an outstanding Award or does not agree to substitute or replace such Award with an award involving the ordinary shares of such successor corporation (or its parent) on terms and conditions necessary to preserve the rights of the applicable Participant with respect to such Award, (ii) the securities of the Company or the successor corporation will not be publicly traded on a U.S. securities exchange or (iii) the Change in Control is not approved by a majority of the Incumbent Directors immediately prior to such Change in Control, the Committee, in its sole discretion, may take one or more of the following actions with respect to all, some or any such Awards: (a) accelerate the vesting, settlement and, if applicable, exercisability of such Awards such that the Awards are fully vested, settled and, if applicable, exercisable (effective immediately prior to such Change in Control); provided that Awards subject to performance-based vesting conditions shall be paid or settled in full based on the actual level of achievement of the applicable Performance Goals through the date of the Change in Control or, if doing so would result in the Participant's receipt of a larger payment or settlement amount, using the applicable target (or, in the case of a Change in Control described in clause (ii), maximum) level of achievement through the date of such Change in Control rather than such actual level of achievement; (b) cancel outstanding Options or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Shares underlying the unexercised portion of the Option or SAR as of the date of the Change in Control over the exercise price or grant price, as the case may be, of such portion, provided that any Option or SAR with an exercise price or grant price, as the case may be, that equals or exceeds the Fair Market Value of the Shares on the date of the Change in Control shall be cancelled with no payment due the Participant; or (c) take such other actions as the Committee deems appropriate to preserve the rights of Participants with respect to their Awards. The judgment of the Committee with respect to any matter referred to in this Section shall be conclusive and binding upon each Participant without the need for any amendment to the Plan. Notwithstanding the foregoing, no Award that constitutes "non-qualified deferred compensation" (within the meaning of Section 409A of the Code) shall be payable upon the occurrence of a Change in Control unless such Change in Control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5). In addition to the actions described above, and without the consent of any Participant, effective upon the occurrence of a Change in Control, the Committee may, in its sole discretion, terminate all Awards granted under the Plan that are treated as "non-qualified deferred compensation" under Section 409A of the Code and settle such shares for a cash payment equal to the Fair Market Value of such Shares or any benchmark, if any, provided that (1) such Change in Control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5) and (2) all other arrangements that would be aggregated with such Awards under Section 409A of the Code are terminated and liquidated within 30 days before or 12 months after such Change in Control.

        Section 9.    Adjustments upon Changes in Capitalization.

          9.1.  In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall proportionately and equitably adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards, (ii) the number and kind of Shares issuable in respect of outstanding Awards, (iii) the aggregate number and kind of Shares available under the Plan, (iv) the limits described in Section 5 of the Plan and (v) the exercise price or grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that each adjustment shall be made in a manner consistent with Section 7.

          9.2.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in Section 9.1) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, all adjustments shall be made in a manner consistent with Section 7 and no adjustment shall be made in a manner that would adversely affect the status of an Award as a Qualified Performance-Based Award.

        Section 10.    Termination and Amendment.

          10.1.    Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders if (i) such action would increase the number of Shares subject to the Plan, (ii) such action results in the repricing, replacement or cash buyout/repurchase of any Option, SAR or other Award, or (iii) such stockholder approval is required by any applicable law or regulation or the rules of any stock exchange on which the Shares may then be listed, and the Board may otherwise, in its discretion, determine to submit such other changes to the Plan to the Company's stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any outstanding Award, except insofar as any such action is necessary to ensure the Plan's compliance with applicable law or regulation or the listing requirements of an applicable securities exchange, including, without limitation, Code Sections 162(m) or 409A.

          10.2.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award, except insofar as any such action is necessary to ensure the Plan's compliance with applicable law or regulation or the listing requirements of an applicable securities exchange, including, without limitation, Code Sections 162(m) or 409A.

        Section 11.    No Right to Award, Employment or Service.     No Employee, Consultant or Non-Employee Director shall have any claim to be granted any Award under the Plan, and there is no obligation that the terms of Awards be uniform or consistent among Participants. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Subsidiary. For purposes of this Plan, a transfer of employment or service between the Company and its Subsidiaries shall not be deemed a termination of employment or service; provided, however, that individuals employed by, or otherwise providing services to, an entity that ceases to be a Subsidiary shall be deemed to have incurred a termination of employment or service, as the case may be, as of the date such entity ceases to be a Subsidiary unless such individual becomes an employee of, or service provider to, the Company or another Subsidiary as of the date of such cessation.

        Section 12.    Taxes.     Each Participant must make appropriate arrangement for the payment of any taxes relating to an Award granted hereunder. The Company or any Subsidiary is authorized to withhold from any payment relating to an Award under the Plan, including from a distribution of Shares or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include the ability to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations and to require the Participant to enter into elections in respect of taxes. Withholding of taxes in the form of Shares with respect to an Award shall not occur at a rate that exceeds the minimum required statutory federal and state withholding rates. Participants who are subject to the reporting requirements of Section 16 of the Exchange Act shall have the right to pay all or a portion of any withholding or other taxes due in connection with an Award by directing the Company to withhold Shares that would otherwise be received in connection with such Award up to the minimum required withholding amount.

        Section 13.    Limits on Transferability; Beneficiaries.     No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, except as provided in Section 6.1(f)(v), the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a natural person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

        Section 14.    Securities Law Requirements.

          14.1.  No Shares may be issued hereunder if the Company shall at any time determine that to do so would (i) violate the listing requirements of an applicable securities exchange, or adversely affect the registration or qualification of the Company's Shares under any state or federal law or regulation, or (ii) require the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities. In any of the events referred to in clause (i) or clause (ii) above, the issuance of such Shares shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when issuance has been suspended.

          14.2.  The Committee may require, as a condition to the issuance of Shares hereunder, representations, warranties and agreements to the effect that such Shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such Shares and that the Participant will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act and the rules and regulations thereunder.

        Section 15.    Code Section 409A.     The Plan and all Awards are intended to comply with, or be exempt from, Code Section 409A and all regulations, guidance, compliance programs and other interpretative authority thereunder, and all provisions of the Plan, including, without limitation, Sections 6, 8 and 9, and any Award Agreement shall be applied and interpreted in a manner consistent therewith. Notwithstanding anything contained herein to the contrary, in the event any Award is subject to Code Section 409A, the Committee may, in its sole discretion and without a Participant's prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions as deemed appropriate by the Committee to (i) exempt the Plan and/or any Award from the application of Code Section 409A, (ii) preserve the intended tax treatment of any such Award or (iii) comply with the requirements of Code Section 409A. In the event that a Participant is a "specified employee" within the meaning of Code Section 409A, and a payment or benefit provided for under the Plan would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after such Participant's separation from service (within the meaning of Code Section 409A), then such payment or benefit shall not be paid (or commence) during the six (6) month period immediately following such Participant's separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six (6) month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Participant in a lump-sum payment, without interest, on the earlier of (i) the first business day of the seventh month following such Participant's separation from service or (ii) the tenth business day following such Participant's death. Notwithstanding the foregoing, none of the Company, its Affiliates or their respective directors, officers, employees or advisors will be held liable for any taxes, interest or other amounts owed by any Participant as a result of the application of Code Section 409A.

        Section 16.    Recoupment.     Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Participant to the Company pursuant to the terms of any Company "clawback" or recoupment policy.

        Section 17.    Foreign Participants.     In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by or perform services for the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

        Section 18.    Termination.     Unless earlier terminated, the Plan shall terminate on April 7, 2025, and no Awards under the Plan shall thereafter be granted; provided that no such termination shall impact Awards that were granted prior to such termination.

        Section 19.    Fractional Shares.     The Company will not be required to issue any fractional Shares pursuant to the Plan. The Committee may provide for the elimination of fractions and settlement of such fractional Shares in cash.

        Section 20.    Non-Exclusivity of Plan.     Nothing in the Plan shall be construed in any way as limiting the authority of the Committee, the Board, the Company or any Subsidiary or Affiliate to establish any other cash or equity annual or incentive compensation plan or as limiting the authority of any of the foregoing to issue Shares or pay cash bonuses or other supplemental or additional cash or equity incentive compensation to any service provider to the Company, its Subsidiaries or Affiliates, whether or not such person is a Participant in this Plan and regardless of how the number of Shares or the amount of such bonuses or other cash or equity compensation is determined.

        Section 21.    Discretion.     In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any Employee, Consultant or Non-Employee Director, the Company, any Subsidiary, any Affiliate of the Company, any stockholder or any other Person.

        Section 22.    Governing Law.     To the extent that Federal laws do not otherwise control, the validity and construction of the Plan and any Award Agreement entered into thereunder shall be construed and enforced in accordance with the laws of the State of Delaware, but without giving effect to the choice of law principles thereof.

        Section 23.    Effective Date.     The Plan shall become effective upon the Effective Date.

*            *            *            *             *

        IN WITNESS WHEREOF, the Company has caused the Plan to be executed as of the date set forth below.

US ECOLOGY PARENT, INC.
By:
Name:
Title:
Date:

[Signature Page]

ANNEX H
Opinion of BofA Securities, Inc.

June 23, 2019

The Board of Directors
US Ecology, Inc.
101 S. Capitol Blvd., Suite 1000
Boise, Idaho 83702

The Board of Directors:

We understand that US Ecology, Inc. ("US Ecology") proposes to enter into an Agreement and Plan of Merger (the "Agreement") among US Ecology, US Ecology Parent, Inc., a wholly owned subsidiary of US Ecology ("HoldCo"), Rooster Merger Sub, Inc., a wholly owned subsidiary of HoldCo ("NRC Group Merger Sub"), ECOL Merger Sub, Inc., a wholly owned subsidiary of HoldCo ("US Ecology Merger Sub"), and NRC Group Holdings Corp. ("NRC Group") pursuant to which, among other things, NRC Group Merger Sub will be merged with and into NRC Group (the "NRC Group Merger") and each outstanding share of the common stock, par value $0.0001 per share, of NRC Group ("NRC Group Common Stock") will be converted into the right to receive 0.196 (such exchange ratio, the "Common Exchange Ratio") of a share of the common stock, par value $0.01 per share, of HoldCo ("HoldCo Common Stock"). The Agreement also provides for, among other things, (i) the conversion of all outstanding shares of 7.00% Series A Convertible Cumulative Preferred Stock of NRC Group into the right to receive shares of HoldCo Common Stock as specified in the Agreement, and (ii) the merger of US Ecology Merger Sub with and into US Ecology (the "US Ecology Merger" and, together with the NRC Group Merger, the "Mergers") pursuant to which each outstanding share of the common stock, par value $0.01 per share, of US Ecology ("US Ecology Common Stock") will be converted into the right to receive one share of HoldCo Common Stock. The terms and conditions of the Mergers and the other transactions contemplated by the Agreement (collectively, the "Transaction") are more fully set forth in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to US Ecology of the Common Exchange Ratio provided for in the NRC Group Merger in respect of shares of NRC Group Common Stock.

In connection with this opinion, we have, among other things:

(i)
reviewed certain publicly available business and financial information relating to NRC Group and US Ecology;

(ii)
reviewed certain internal financial and operating information with respect to the business, operations and prospects of NRC Group furnished to or discussed with us by the management of NRC Group, including certain financial forecasts and estimates relating to NRC Group prepared by the management of NRC Group (such forecasts and estimates, the "NRC Group Forecasts"), reviewed certain financial forecasts and estimates relating to NRC Group prepared by the management of US Ecology (such forecasts and estimates, the "US Ecology-NRC Group Forecasts"), and discussed with the management of US Ecology its assessments as to the relative likelihood of achieving the future financial results reflected in the NRC Group Forecasts and the US Ecology-NRC Group Forecasts;

(iii)
reviewed certain internal financial and operating information with respect to the business, operations and prospects of US Ecology furnished to or discussed with us by the management of US Ecology, including certain financial forecasts and estimates relating to US Ecology prepared by the management of US Ecology (such forecasts and estimates, the "US Ecology Forecasts");

The Board of Directors
US Ecology, Inc.
June 23, 2019

(iv)
reviewed certain estimates provided by the management of US Ecology as to the amount and timing of potential cost savings and revenue enhancements anticipated by such management to result from the Transaction (collectively, the "Synergies");

(v)
discussed the past and current business, operations, financial condition and prospects of NRC Group with members of the senior managements of NRC Group and US Ecology, and discussed the past and current business, operations, financial condition and prospects of US Ecology with members of the senior management of US Ecology;

(vi)
reviewed the potential pro forma financial impact of the Transaction on the future financial performance of US Ecology, including the potential effect on US Ecology's estimated earnings per share after taking into account the Synergies;

(vii)
reviewed the trading histories for NRC Group Common Stock and US Ecology Common Stock and a comparison of such trading histories with each other and with the trading histories of other companies we deemed relevant;

(viii)
compared certain financial and stock market information of NRC Group and US Ecology with similar information of other companies we deemed relevant;

(ix)
reviewed a draft, provided to us on June 23, 2019, of the Agreement; and

(x)
performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, with the consent of US Ecology, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the managements of US Ecology and NRC Group that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. Based on the assessments of the management of US Ecology as to the relative likelihood of achieving the future financial results reflected in the NRC Group Forecasts and the US Ecology-NRC Group Forecasts, we have relied, at the direction of US Ecology, on the US Ecology-NRC Group Forecasts in evaluating NRC Group for purposes of our analyses and opinion. With respect to the US Ecology-NRC Group Forecasts, the US Ecology Forecasts and the Synergies, we have been advised by US Ecology, and we have assumed, at the direction of US Ecology, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of US Ecology as to, and are a reasonable basis upon which to evaluate, the future financial performance of NRC Group and US Ecology, the Synergies and the other matters covered thereby. At the direction of US Ecology, we also have relied on the assessments of the management of US Ecology as to US Ecology's ability to achieve the Synergies and have assumed that such Synergies will be realized in the amounts and at the times projected.

At the direction of US Ecology, we have relied upon the assessments of the managements of US Ecology as to, among other things, (i) the potential impact on NRC Group and US Ecology of certain market, seasonal, cyclical, competitive, geopolitical and macroeconomic and other trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the environmental, waste and industrial services industry and the markets and geographic regions in which NRC Group and US Ecology operate, (ii) certain accounting matters relating to NRC Group, including with respect to NRC Group's internal controls over financial reporting and remediation of material weaknesses in such controls, (iii) matters relating to prior

The Board of Directors
US Ecology, Inc.
June 23, 2019

acquisitions and predecessor companies of NRC Group and US Ecology, as applicable, including as to financial aspects involved, ongoing obligations, if any, integration and other financial effects, (iv) existing and future agreements and arrangements involving, and the ability to attract, retain and/or replace, key employees, third-party contractors and other commercial relationships of NRC Group and US Ecology, including as to pending and contemplated multi-year, non-recurring and other projects, and (v) the ability to integrate the operations of NRC Group and US Ecology. We have assumed, with the consent of US Ecology, that there will be no developments with respect to any such matters that would have an adverse effect on NRC Group, US Ecology, HoldCo or the Transaction (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to our analyses or opinion.

We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent, off-balance sheet, accrued, derivative or otherwise) of NRC Group, US Ecology, HoldCo or any other entity, nor have we made any physical inspection of the properties or assets of NRC Group, US Ecology, HoldCo or any other entity. We have not been requested to make, and we have not made, an independent evaluation of, and we express no opinion or view as to, any pending or potential litigation, claims or governmental, regulatory or other proceedings, actions or investigations or possible unasserted claims or other contingent liabilities affecting NRC Group, US Ecology, HoldCo or any other entity. We have not evaluated the solvency or fair value of NRC Group, US Ecology, HoldCo or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of US Ecology, that the Transaction will be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed or occur that would have an adverse effect on NRC Group, US Ecology, HoldCo or the Transaction (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to our analyses or opinion. We also have assumed, at the direction of US Ecology, that the Transaction will qualify for federal income tax purposes as a reorganization under the provisions of Section 368(a) or an exchange within the meaning of Section 351 of the Internal Revenue Code of 1986, as amended, and otherwise will qualify for the tax treatment contemplated by the Agreement. We further have assumed, at the direction of US Ecology, that the final executed Agreement will not differ in any material respect from the draft reviewed by us.

We express no opinion or view as to any terms or other aspects or implications of the Transaction (other than the Common Exchange Ratio to the extent expressly specified herein), including, without limitation, the form or structure of the Transaction or any terms, aspects or implications of the amended and restated certificate of incorporation of HoldCo or any support agreement, investor agreement, registration rights agreement or other agreements, arrangements or understandings entered into in connection with, related to or contemplated by the Transaction or otherwise. Our opinion is limited to the fairness, from a financial point of view, to US Ecology of the Common Exchange Ratio provided for in the NRC Group Merger in respect of shares of NRC Group Common Stock and no opinion or view is expressed with respect to any consideration received in connection with the Transaction by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation or other consideration to any of the officers,

The Board of Directors
US Ecology, Inc.
June 23, 2019

directors or employees of any party to the Transaction or any related entities, or class of such persons, relative to the Common Exchange Ratio or otherwise. Furthermore, no opinion or view is expressed as to the relative merits of the Transaction in comparison to other strategies or transactions that might be available to US Ecology or in which US Ecology might engage or as to the underlying business decision of US Ecology to proceed with or effect the Transaction. We are not expressing any opinion as to what the value of HoldCo Common Stock actually will be when issued or the prices at which HoldCo Common Stock, US Ecology Common Stock, NRC Group Common Stock or any other securities may trade or otherwise be transferable at any time, including following announcement or consummation of the Transaction. We also are not expressing any opinion or view with respect to accounting, tax, legal, regulatory or similar matters, including, without limitation, as to tax or other consequences of the Transaction or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting US Ecology, NRC Group, HoldCo or the Transaction, as to which we understand such advice has been obtained as deemed necessary from qualified professionals, and we have relied, at the direction of US Ecology, upon the assessments of representatives of US Ecology and NRC Group as to such matters. In addition, we express no opinion or recommendation as to how any securityholder should vote or act in connection with the Transaction or any other matter.

We have acted as a financial advisor to US Ecology in connection with the Transaction and will receive a fee for our services, of which a portion is payable upon delivery of this opinion and the principal portion is contingent upon consummation of the Transaction. We and certain of our affiliates also expect to participate in the financing for the Transaction, including acting as joint lead arranger in connection with a debt refinancing, for which services we and our affiliates will receive significant compensation. In addition, US Ecology has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of US Ecology, HoldCo, NRC Group, J.F. Lehman & Company, LLC, a significant investor of NRC Group, and/or certain of their respective affiliates and/or portfolio companies, as the case may be.

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to US Ecology and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as co-lead arranger and joint bookrunner for, and as a lender (including a letter of credit lender) to, US Ecology under its revolving credit facility.

It is understood that this letter is for the benefit and use of the Board of Directors of US Ecology (in its capacity as such) in connection with and for purposes of its evaluation of the Transaction.

The Board of Directors
US Ecology, Inc.
June 23, 2019

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have experienced and continue to experience volatility and we express no opinion or view as to any potential effects of such volatility on US Ecology, NRC Group, HoldCo or the Transaction. It should be understood that subsequent developments may affect this opinion and we do not have any obligation to update, revise or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of BofA Securities, Inc.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Common Exchange Ratio provided for in the NRC Group Merger in respect of shares of NRC Group Common Stock is fair, from a financial point of view, to US Ecology.

Very truly yours,

BOFA SECURITIES, INC.

ANNEX I

June 23, 2019

The Board of Directors
NRC Group Holdings Corp.
952 Echo Lane, Suite 460
Houston, Texas 77024

Members of the Board of Directors:

        We understand that NRC Group Holdings Corp. (the "Company") proposes to enter into an Agreement and Plan of Merger, dated as of June 23, 2019 (the "Merger Agreement"), with US Ecology, Inc. ("Parent"), US Ecology Parent, Inc. ("Holdco"), Rooster Merger Sub, Inc., a wholly owned subsidiary of Holdco ("Rooster Merger Sub"), and ECOL Merger Sub, Inc., a wholly owned subsidiary of Holdco ("Parent Merger Sub"), Pursuant to the Merger Agreement, (a) Parent Merger Sub will merge with and into Parent, with Parent continuing as the surviving corporation and as a wholly owned subsidiary of Holdco (the "Parent Merger") and (b) Rooster Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Holdco (the "Rooster Merger", and together with the Parent Merger, the "Mergers"). As a result of the Parent Merger, each share of Parent Common Stock (as defined in the Merger Agreement), other than Cancelled Parent Common Shares (as defined in the Merger Agreement), will be converted into, and become exchangeable for one share of common stock, par value $0.01 of Holdco ("Holdco Common Stock"). As a result of the Rooster Merger, (i) each outstanding share of common stock, par value $0.0001 per share, of the Company (the "Company Common Stock"), other than Cancelled Common Shares (as defined in the Merger Agreement) will be converted into, and exchangeable for, 0.1960 shares (the "Common Exchange Ratio") of Holdco Common Stock and (ii) each share of 7.00% Series A Convertible Cumulative Preferred Stock (the "Company Series A Preferred Stock"), other than Cancelled Series A Preferred Shares (as defined in the Merger Agreement) and Dissenting Shares, will be converted into, and become exchangeable for, that number of shares of Holdco Common Stock equal to the product of (1) that number of shares of Company Common Stock that such share of Company Series A Preferred Stock could be converted into at the Effective Time (including, for the avoidance of doubt, the applicable Fundamental Change Additional Shares (as defined in the Merger Agreement) and any accumulated and unpaid dividends) multiplied by (2) by the Common Exchange Ratio. The terms and conditions of the Mergers are more fully set forth in the Merger Agreement.

        The Board of Directors of the Company (the "Board of Directors") has asked us whether, in our opinion, the Common Exchange Ratio in the Rooster Merger is fair, from a financial point of view, to the holders of Company Common Stock.

        In connection with rendering our opinion, we have, among other things:

  (i)
  reviewed certain publicly available business and financial information relating to the Company and Parent that we deemed to be relevant, including publicly available research analysts' estimates;

  (ii)
  reviewed certain internal projected financial data relating to the Company and furnished to us by the management of the Company and certain internal projected financial data relating to Parent prepared and furnished to us by management of the Company, each as approved for our use by the Company (the "Forecasts"), including certain operating synergies prepared by the management of the Company expected to result from the Mergers, as approved for our use by the Company (the "Synergies");

  (iii)
  discussed with management of the Company and Parent their assessment of the past and current operations of the Company and Parent, the current financial condition and prospects of the Company and Parent, and the Forecasts (including their views on the risks and uncertainties of achieving the Forecasts);

  (iv)
  reviewed the reported prices and the historical trading activity of the Company Common Stock and the common stock of Parent;

  (v)
  compared the financial performance of the Company and Parent and their respective stock market trading multiples with those of certain other publicly traded companies that we deemed relevant;

  (vi)
  compared the financial performance of the Company and Parent and the valuation multiples relating to the Mergers with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant;

  (vii)
  reviewed the financial terms and conditions of a draft of the Merger Agreement dated June 22, 2019, which we have assumed is in substantially final form and will not vary in any respect to our analysis;

  (viii)
  performed such other analyses and examinations and considered such other factors that we deemed appropriate.

        For purposes of our analysis and opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information), and have further relied upon the assurances of the management of the Company, Parent and Holdco that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Forecasts, including the Synergies, we have assumed with your consent that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company, Parent and Holdco and the other matters covered thereby. We have relied, at the direction of the Company, on the assessments of the management of the Company as to Holdco's ability to achieve the Synergies and have been advised by the Company, and have assumed with your consent, that the Synergies will be realized in the amounts and at the times projected. We express no view as to the Forecasts, including Synergies, or the assumptions on which they are based.

        For purposes of our analysis and opinion, we have assumed, in all respects material to our analysis, that, in each case, the final executed Merger Agreement will not differ from the draft Merger Agreement reviewed by us, that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement, and that all conditions to the consummation of the Mergers will be satisfied without waiver or modification thereof. We have further assumed, in all respects material to our analysis, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Mergers will be obtained without any delay, limitation, restriction or condition that would have an adverse effect on the Company, Parent, Holdco or the contemplated benefits to the holders of the Company Common Stock of the Mergers.

        We have not conducted a physical inspection of the properties or facilities of the Company, Parent or Holdco and have not made or assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of the Company, Parent or Holdco, nor have we been furnished with any such valuations or appraisals, nor have we evaluated the solvency or fair value of the Company, Parent or

Holdco under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.

        We express no opinion with respect to any matter other than the fairness to the holders of the Company Common Stock, from a financial point of view, of the Common Exchange Ratio in the Rooster Merger. We do not express any view on, and our opinion does not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the Common Exchange Ratio or otherwise. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Merger Agreement or the Mergers, including, without limitation, the structure or form of the Mergers, or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger Agreement. Our opinion does not address the relative merits of the Mergers as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Mergers. We do not express any view on, and our opinion does not address, what the value of Holdco Common Stock actually will be when issued or the prices at which the Company Common Stock, common stock of Parent or Holdco Common Stock will trade at any time, including following announcement or consummation of the Mergers. In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any third-party with respect to the acquisition of any or all of the Company Common Stock or any business combination or other extraordinary transaction involving the Company. Our opinion does not constitute a recommendation to the Board of Directors or to any other persons in respect of the Mergers, including as to how any holder of shares of the Company Common Stock should vote or act in respect of the Mergers. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

        We have acted as financial advisor to the Board of Directors in connection with the Mergers and will receive a fee for our services payable upon rendering this opinion. The Company has also agreed to reimburse our expenses and to indemnify us against certain liabilities arising out of our engagement. During the two year period prior to the date hereof, Evercore Group L.L.C. and its affiliates have not been engaged to provide financial advisory or other services to the Company and we have not received any compensation from the Company during such period. In addition, during the two year period prior to the date hereof, Evercore Group L.L.C. and its affiliates have not been engaged to provide financial advisory or other services to Parent and we have not received any compensation from Parent during such period. We may provide financial advisory or other services to the Company, Parent and Holdco in the future, and in connection with any such services we may receive compensation.

        Evercore Group L.L.C. and its affiliates engage in a wide range of activities for our and their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, equity sales, trading and research, private equity, placement agent, asset management and related activities. In connection with these businesses or otherwise, Evercore Group L.L.C. and its affiliates and/or our or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products or other financial instruments of or relating to the Company,

Parent, Holdco, potential parties to the Mergers and/or any of their respective affiliates or persons that are competitors, customers or suppliers of the Company, Parent or Holdco.

        Our financial advisory services and this opinion are provided for the information and benefit of the Board of Directors (in its capacity as such) in connection with its evaluation of the proposed Merger. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.

        This opinion may not be disclosed, quoted, referred to or communicated (in whole or in part) to any third-party for any purpose whatsoever except with our prior written approval, except the Company may reproduce this opinion in full in any document that is required to be filed with the U.S. Securities and Exchange Commission and required to be mailed by the Company to its stockholders relating to the Mergers.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Common Exchange Ratio in the Rooster Merger is fair, from a financial point of view, to the holders of the Company Common Stock.

Very truly yours,
EVERCORE GROUP L.L.C.
By:	/s/ MARK WHATLEY Mark Whatley Senior Managing Director

ANNEX J

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW RIGHTS OF APPRAISAL

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 10/22/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. US ECOLOGY,INC. 101 S. CAPITOL BLVD. SUITE 1000 BOISE, ID 83702 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 10/22/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 through 4. For 0 Against 0 Abstain 0 1. To adopt the Agreement and Plan of Merger, dated as of June 23, 2019 (as it may be amended from time to time, the "Merger Agreement"), by and among US Ecology, Inc., a Delaware corporation ("US Ecology"), US Ecology Parent, Inc., a Delaware corporation and wholly-owned subsidiary of US Ecology ("Holdco"), Rooster Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, ECOL Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, and NRC Group Holdings Corp., a Delaware corporation. To approve the issuance of common stock of Holdco, par value $0.01 per share, as merger consideration pursuant to the terms and conditions set forth in the Merger Agreement. To amend the Holdco charter as further described in the accompanying joint proxy statement/prospectus. 0 0 0 0 0 0 0 0 0 2. 3. 4. To approve adjournments of the special meeting of US Ecology stockholders (the "US Ecology Special Meeting") to solicit additional proxies if there are not sufficient votes at the time of the US Ecology Special Meeting to approve proposals 1 through 3 or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to US Ecology stockholders. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Yes 0 No 0 Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SHARES CUSIP # SEQUENCE # JOB # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 0000429319_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is/are available at www.proxyvote.com US ECOLOGY, INC. Special Meeting of Stockholders October 23, 2019 at 10:00 a.m., local time This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Jeffrey R. Feeler and Wayne R. Ipsen each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorize(s) them to represent and vote, as provided on the other side, all of the shares of Common Stock of US Ecology, Inc. that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholder(s) of US Ecology to be held at 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, on October 23, 2019 at 10:00 a.m., local time, or any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side 0000429319_2 R1.0.1.18